UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic Retirement Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio
Diversified Equity Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
Money Market Master Portfolio
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•	BlackRock Cash Funds: Institutional
•	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 12-Month Period Ended December 31, 2022

Market Review

2022 began with a heightened sense of uncertainty surrounding the global economy due to the Russia-Ukraine conflict, which spurred continued inflationary pressures through disruptions in trade and food and fuel price shocks. Economic conditions in the United States were tight throughout most of 2022 and several key barometers indicated that the Fed would need to step in. The unemployment rate rose to 4.0% in January 2022 and remained strong, ending the year at 3.5%. The consumer price index (“CPI”) started the year at 7.5% but decreased to 6.5% by the end of December 2022 largely due to Fed intervention.

Recession fears grew across different economic sectors. At the end of the second and third quarters in 2022, real gross domestic product (“GDP”) decreased at an annual rate of 1.60% and 0.60%, respectively. The strength of the labor market and inflation in the United States prompted the Fed to begin a series of aggressive rates hikes. From March through December 2022, the Fed hiked rates a total of 425 basis points (or 4.25%) in an effort to stem spiraling price pressures, which had sent inflation to a peak of 9.1% in June 2022. This would prove to be the fastest pace of hikes in over four decades.

In December, the Federal Open Market Committee (the “FOMC” or the “Committee”) reiterated its commitment to return inflation to its 2% objective and that the FOMC again will consider “the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments” when “determining the pace of future increases in the target range.” Additionally, the Committee announced that it will continue reducing its holdings of Treasury securities and agency debt and agency mortgage-backed securities, as described in the Plans for Reducing the Size of the Federal Reserve’s Balance Sheet that were issued in May 2022.

Given generally insufficient near-term Treasury bill (“T-bill”) supply and uncertainty surrounding the Fed’s rate hiking path, daily utilization of the Fed’s reverse repurchase agreement (“RRP”) facility surged in 2022, averaging nearly $2 trillion per day. On December 31, 2022 the RRP facility hit an all-time high with a balance of over $2.6 trillion. The secured overnight financing rate (“SOFR”) — a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities — had been pegged at 0.05% from January until the FOMC’s first 25 bp rate hike in March 2022, when it rose to 0.30%. SOFR closed 2022 at 4.30% and averaged 1.64% for the year.

The 3-month London Inter-bank Offered Rate (“LIBOR”), which started the year at 0.22%, trended upward in 2022, ending the year at 4.77%. 3-month LIBOR averaged 2.40% throughout the year and hit an all-time high of 4.78% on November 30, 2022. The 3-month LIBOR-Overnight Indexed Swap spread (“L-OIS”) – a gauge of stress in the financial system – hit an all-time low of -0.12% in September 2022 and averaged 0.16% for the year. Industry-wide money market mutual funds (“MMFs”) experienced net inflows of approximately $32 billion during the year. Of this, assets of prime and municipal MMFs experienced $214 billion and $21 billion of inflows, respectively, while government MMFs fell $204 billion.

Portfolio Review

The prevailing investment themes in 2022 included the tightening of monetary policy by the FOMC and other central banks, the large and growing supply versus demand imbalance for front-end securities, and rising inflation. Yields across the balance of the Treasury curve rose as the Fed delivered rate hikes in an attempt to quell inflation. Since the beginning of this rate hiking cycle, we have preferred a below-neutral profile across our government funds. We continue to remain selective with respect to adding duration until we see more policy certainty from the central bank.

Approaching year-end, the market approached an inflection point. While Chair Jerome Powell and other Committee members continue to push a “hawkish” narrative, market yields toward the back-half of 2023 reflect interest rate cuts. This contrasting movement at the longer points of the Treasury bill curve versus FOMC rhetoric indicates market concerns that an over-tightening of policy will force the FOMC to reverse course midpoint next year.

Outlook

A short-term outlook for inflation above the FOMC’s preferred range and “hawkish” rhetoric from officials suggests increases in the target range for the federal funds rate further into “restrictive territory” are possible through at least the midpoint of 2023. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound. Pricing volatility should persist at least until the FOMC reaches its terminal rate. Continued defensive positioning by investors will likely contribute, in our estimation, to elevated usage of the Federal Reserve’s Overnight Reverse Repurchase Agreement Program by eligible counterparties.

The U.S. Treasury is approaching its borrowing limit. This event will negatively impact issuance of net new Treasury Bill supply. The U.S. Treasury can invoke “extraordinary measures” to expand borrowing capacity which would temporarily increase net new supply. Ultimately, Congress would need to act on the debt ceiling before the U.S. Treasury exhausts all accounting measures. At this time, our estimate is that the true borrowing limit could be reached toward the end of 2023.

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022	BlackRock Cash Funds: Institutional

Investment Objective

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

SL Agency	4.53%	4.53%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,000.00	$0.45		$1,000.00	$1,024.75	$0.46		0.09%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022	BlackRock Cash Funds: Treasury

Investment Objective

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
Institutional	4.09%	4.09%

SL Agency	4.12	4.12

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.00	$0.60		$1,000.00	$1,024.60	$0.61		0.12%
SL Agency	1,000.00	1,000.00	0.45		1,000.00	1,024.75	0.46		0.09

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Treasury Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	7

Statements of Assets and Liabilities

December 31, 2022

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments, at value — from the applicable Master Portfolio	$74,621,617,686	$18,599,381,371

Total assets	74,621,617,686	18,599,381,371

LIABILITIES
Payables:
Administration fees	1,279,176	413,154
Capital gains distributions	—	12,224
Income dividend distributions	292,805,833	47,707,482
Professional fees	11,569	11,577

Total liabilities	294,096,578	48,144,437

NET ASSETS	$74,327,521,108	$18,551,236,934

NET ASSETS CONSIST OF
Paid-in capital	$74,348,281,443	$18,555,162,768
Accumulated loss	(20,760,335)	(3,925,834)

NET ASSETS	$74,327,521,108	$18,551,236,934

NET ASSET VALUE

Institutional

Net assets	N/A	$4,071,845,196

Shares outstanding	N/A	4,072,671,777

Net asset value	N/A	$1.00

Shares authorized	N/A	Unlimited

Par value	N/A	No par value

SL Agency

Net assets	$74,327,521,108	$14,479,391,738

Shares outstanding	74,327,854,413	14,482,490,993

Net asset value	$1.0000	$1.00

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2022

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$1,286,672,904	$292,761,809
Expenses	(67,356,832)	(17,778,140)
Fees waived	20,401,971	5,450,449

Total investment income	1,239,718,043	280,434,118

FUND EXPENSES
Administration — class specific	13,405,609	4,744,436
Professional	10,945	10,948
Miscellaneous	2,326	728

Total expenses	13,418,880	4,756,112
Less:

Fees waived and/or reimbursed by the Administrator	(10,945)	(259,141)

Total expenses after fees waived and/or reimbursed	13,407,935	4,496,971

Net investment income	1,226,310,108	275,937,147

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	377,973	(194,460)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,367,947	—

Net realized and unrealized gain (loss)	5,745,920	(194,460)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,232,056,028	$275,742,687

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,226,310,108	$73,513,935	$275,937,147	$567,364
Net realized gain (loss)	377,973	127,838	(194,460)	613,425
Net change in unrealized appreciation (depreciation)	5,367,947	(13,855,488)	—	—

Net increase in net assets resulting from operations	1,232,056,028	59,786,285	275,742,687	1,180,789

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(60,329,696)	(520,307)
SL Agency	(1,249,685,273)	(79,345,112)	(219,621,645)	(1,468,203)

Decrease in net assets resulting from distributions to shareholders	(1,249,685,273)	(79,345,112)	(279,951,341)	(1,988,510)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,679,547,243	5,092,739,270	(4,616,524,316)	3,152,790,946

NET ASSETS
Total increase (decrease) in net assets	8,661,917,998	5,073,180,443	(4,620,732,970)	3,151,983,225
Beginning of year	65,665,603,110	60,592,422,667	23,171,969,904	20,019,986,679

End of year	$74,327,521,108	$65,665,603,110	$18,551,236,934	$23,171,969,904

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$1.0003		$1.0006		$1.0004		$1.0001	$1.0001

Net investment income	0.0178		0.0012		0.0078		0.0238	0.0206
Net realized and unrealized gain (loss)	(0.0003	)(a)	(0.0003)		0.0002		0.0003	0.0000 (b)

Net increase from investment operations	0.0175		0.0009		0.0080		0.0241	0.0206

Distributions(c)
From net investment income	(0.0178)		(0.0012)		(0.0078)		(0.0238)	(0.0206)
From net realized gain	(0.0000	)(d)	(0.0000	)(d)	(0.0000	)(d)	—	—

Total distributions	(0.0178)		(0.0012)		(0.0078)		(0.0238)	(0.0206)

Net asset value, end of year	$1.0000		$1.0003		$1.0006		$1.0004	$1.0001

Total Return(e)
Based on net asset value	1.79%		0.09%		0.80%		2.43%	2.08%

Ratios to Average Net Assets
Total expenses	0.09%		0.09%		0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.09%		0.09%		0.09%	0.09%

Net investment income	1.83%		0.11%		0.75%		2.36%	2.05%

Supplemental Data
Net assets, end of year (000)	$74,327,521		$65,665,603		$60,592,423		$54,357,819	$47,238,155

(a)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(b)	Amount is less than $0.00005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.00005) per share.

(e)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0155		0.0001		0.0040	0.0210		0.0175
Net realized and unrealized gain	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)

Net increase from investment operations	0.0155		0.0001		0.0041	0.0210		0.0175

Distributions(c)
From net investment income	(0.0155)		(0.0001)		(0.0040)	(0.0210)		(0.0175)
From net realized gain	(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)	—

Total distributions	(0.0155)		(0.0001)		(0.0041)	(0.0210)		(0.0175)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(e)
Based on net asset value	1.56%		0.01%		0.41%	2.12%		1.76%

Ratios to Average Net Assets
Total expenses	0.12%		0.12%		0.12%	0.12%		0.12%

Total expenses after fees waived and/or reimbursed	0.12%		0.06%		0.12%	0.12%		0.12%

Net investment income	1.46%		0.00	%(f)	0.23%	2.06%		1.76%

Supplemental Data
Net assets, end of year (000)	$4,071,845		$4,357,983		$9,011,269	$1,813,191		$1,182,627

(a)	Amount is less than $0.00005 per share.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Amount is less than 0.005%.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0157		0.0001		0.0042	0.0213		0.0178
Net realized and unrealized gain	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)

Net increase from investment operations	0.0157		0.0001		0.0043	0.0213		0.0178

Distributions(c)
From net investment income	(0.0157)		(0.0001)		(0.0042)	(0.0213)		(0.0178)
From net realized gain	(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)	—

Total distributions	(0.0157)		(0.0001)		(0.0043)	(0.0213)		(0.0178)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(e)
Based on net asset value	1.58%		0.01%		0.43%	2.15%		1.79%

Ratios to Average Net Assets
Total expenses	0.09%		0.09%		0.09%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.06%		0.09%	0.09%		0.09%

Net investment income	1.60%		0.00	%(f)	0.37%	2.10%		1.78%

Supplemental Data
Net assets, end of year (000)	$14,479,392		$18,813,987		$11,008,718	$10,620,209		$5,399,030

(a)	Amount is less than $0.00005 per share.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.   ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At December 31, 2022, the percentage of each Master Portfolio owned by its corresponding Fund was as follows: Institutional owned 100% of Money Market Master Portfolio and Treasury owned 93.3% of Treasury Money Market Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SLAgency Shares and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SLAgency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Institutional prices and transacts its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.   ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Administrator, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Administrator has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. The Administrator is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

Fund Name	Capital		Institutional	Premium		Select		SL Agency	Trust

Institutional	N/A		N/A	N/A		N/A		0.02%	N/A
Treasury	0.07	%(a)	0.05%	0.10	%(a)	0.15	%(a)	0.02	0.38	%(a)

(a)	No shares outstanding as of December 31, 2022.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. The Administrator may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	SL Agency	Total
Institutional	$—	$13,405,609	$13,405,609
Treasury	2,039,661	2,704,775	4,744,436

As of December 31, 2022, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: The Administrator contractually agreed to waive a portion of its administration fees for the Select Shares of Treasury through June 30, 2023. After giving effect to such contractual expense waiver, the administration fees for the Select Shares of Treasury will be 0.13%.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. The Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through June 30, 2023. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator

Institutional	$10,945
Treasury	10,948

The Administrator has also voluntarily agreed to waive and/or reimburse a portion of their respective administration fees to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Administrator. The Administrator may discontinue the waiver and/or reimbursement at any time. With respect to Treasury, for the year ended December 31, 2022, the amounts waived and/or reimbursed was $248,193.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

During the year ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.   INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

Institutional
Ordinary income	$1,249,685,273	$79,345,112

Treasury
Ordinary income	$279,935,854	$1,942,772
Long-term capital gains	15,487	45,738

	$279,951,341	$1,988,510

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)	Total
Institutional	$45,621	$—	$(20,805,956)	$(20,760,335)
Treasury	—	(194,460)	(3,731,374)	(3,925,834)

(a)	Amounts available to offset future realized capital gains.

6.   CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed for Institutional were transacted at each class’s floating NAV per share calculated to four decimal places.

Transactions in capital shares for each class of Institutional were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Institutional
SL Agency
Shares sold	340,532,789,595	$340,551,735,236	295,375,820,800	$295,532,215,106
Shares issued in reinvestment of distributions	11,031	11,034	—	—
Shares redeemed	(331,851,421,519)	(331,872,199,027)	(290,286,668,679)	(290,439,475,836)

	8,681,379,107	$8,679,547,243	5,089,152,121	$5,092,739,270

	8,681,379,107	$8,679,547,243	5,089,152,121	$5,092,739,270

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares for each class of Treasury were as follows:

Fund Name / Share Class	Year Ended 12/31/22	Year Ended 12/31/21

Treasury
Institutional
Shares sold	36,268,615,974	15,745,033,072
Shares issued in reinvestment of distributions	59,074,614	516,489
Shares redeemed	(36,612,942,944)	(20,398,402,430)

	(285,252,356)	(4,652,852,869)

SL Agency
Shares sold	354,705,253,711	266,853,258,115
Shares issued in reinvestment of distributions	19,988,904	42,778
Shares redeemed	(359,056,514,575)	(259,047,657,078)

	(4,331,271,960)	7,805,643,815

	(4,616,524,316)	3,152,790,946

7.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the funds listed in the table below (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Treasury	$15,487

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest

Treasury	$46,109,097

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends

Institutional	$1,226,310,108

Treasury	275,937,147

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

Institutional	$1,022,655,521	$332,352

Treasury	275,937,147	—

I M P O R T A N T T A X I N F O R M A T I O N	19

Master Portfolio Information    as of December 31, 2022

PORTFOLIO ALLOCATION

Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	39.3%

Certificates of Deposit	32.9

Commercial Paper	16.9

Time Deposits	5.2

Municipal Bonds	1.6

Corporate Bonds	0.6

Other Assets Less Liabilities	3.5

PORTFOLIO ALLOCATION

Treasury Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	77.4%

U.S. Treasury Obligations	17.1

Other Assets Less Liabilities	5.5

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Certificates of Deposit — 32.9%

Domestic — 4.1%
Bank of America NA, 5.80%, 01/08/24(a)	$170,000	$170,079,397
Citibank N.A.
4.16%, 08/25/23	135,000	133,880,502
4.16%, 09/01/23	64,000	63,445,179
Series CD, 5.54%, 09/21/23(a)	190,000	189,965,029
First Republic Bank
4.40%, 01/04/23	2,000,000	1,999,997,760
4.40%, 01/06/23	464,000	464,042,688

		3,021,410,555

Yankee — 28.8%
Banco Santander SA/New York(a)
5.40%, 01/06/23(b)	240,000	240,020,414
5.40%, 02/17/23(b)	238,000	238,085,121
5.54%, 01/18/23(b)	207,000	207,049,160
5.70%, 05/30/23	200,000	200,141,388
5.90%, 05/03/23(b)	150,000	150,173,382
Bank of Montreal/Chicago(a)(b)
5.20%, 01/09/23	334,000	334,018,918
5.60%, 07/03/23	156,000	156,153,011
5.74%, 06/01/23	178,000	178,268,969
5.80%, 09/05/23	250,000	250,256,243
Bank of Nova Scotia/Houston(a)(b)
5.30%, 05/05/23	230,000	230,131,268
5.32%, 07/10/23	55,950	55,989,780
5.46%, 05/12/23	143,000	143,128,054
5.54%, 05/12/23	189,000	189,190,588
5.70%, 09/15/23	238,000	238,287,925
Barclays Bank PLC/New York(a)(b)
4.88%, 02/16/23	200,000	200,002,414
4.90%, 02/03/23	342,000	342,032,562
5.54%, 04/05/23	200,000	200,129,580
5.60%, 06/08/23	200,000	200,159,956
5.70%, 03/31/23	210,000	210,175,069
5.80%, 08/17/23	331,000	331,414,743
5.90%, 09/21/23	200,000	200,117,500
6.06%, 11/22/23	350,000	350,575,662
Series CD, 4.90%, 02/15/23	50,000	50,001,626
Canadian Imperial Bank of Commerce/New York(a)(b) 5.30%, 05/08/23	200,000	200,186,740
5.32%, 03/15/23	100,000	100,048,239
5.60%, 07/03/23	341,000	341,652,844
5.80%, 07/21/23	107,400	107,681,325
5.90%, 10/20/23	200,000	200,504,462
(1 day SOFR + 0.30%), 4.90%, 01/06/23	335,000	335,014,137
Credit Agricole Corporate and Investment Bank/New York(a)(b) 5.30%, 03/17/23	236,000	236,159,619
5.48%, 03/06/23	175,000	175,137,484
Credit Industriel et Commercial/New York, 5.28%, 07/10/23(a)(b)	83,500	83,523,362
Credit Suisse AG/New York(a)(b)
4.86%, 02/09/23	395,000	394,758,572
4.92%, 04/05/23	240,000	239,921,520
4.99%, 05/01/23	225,000	224,828,642
Kookmin Bank/New York(a)(b)
5.92%, 08/18/23	142,000	142,095,117
6.30%, 12/14/23	194,000	194,272,570

Security	Par (000)	Value

Yankee (continued)
Landesbank Baden-Wuerttemberg/New York, 4.31%, 01/06/23(b)	$225,000	$225,016,650
Lloyds Bank Corporate Markets PLC(a)(b)
4.86%, 02/03/23	157,000	157,010,744
4.86%, 02/06/23	85,000	85,004,695
5.64%, 04/06/23	237,000	237,084,047
Lloyds Bank Corporate Markets PLC/New York, 5.90%, 06/12/23(a)(b)	148,000	148,218,375
Mizuho Bank Ltd./New York(a)
4.86%, 01/27/23(b)	300,000	300,030,300
5.28%, 01/06/23	244,000	244,022,163
5.34%, 03/17/23(b)	268,000	268,137,326
5.35%, 03/10/23(b)	189,000	189,105,199
5.40%, 01/09/23(b)	130,000	130,016,320
5.90%, 04/27/23(b)	150,000	150,267,201
MUFG Bank Ltd./New York(a)(b)
4.86%, 01/23/23	250,000	250,013,635
4.86%, 01/24/23	250,000	250,014,240
4.90%, 03/10/23	375,000	374,946,667
4.90%, 03/13/23	255,000	254,964,601
5.36%, 06/07/23	150,000	150,081,591
5.38%, 01/04/23	240,000	240,013,920
5.50%, 03/08/23	210,000	210,087,879
Natixis SA/New York(a)(b)
4.86%, 02/07/23	287,000	287,033,883
5.50%, 06/01/23	80,000	80,082,443
5.60%, 09/08/23	200,000	200,133,882
Nordea Bank Abp/New York, 5.46%, 03/02/23(a)(b)	225,000	225,121,059
Oversea-Chinese Banking Corp. Ltd./New York, 5.34%, 03/13/23(a)(b)	100,000	100,028,033
Royal Bank of Canada/New York
4.00%, 07/13/23(b)	246,000	244,456,618
4.08%, 07/14/23	95,000	94,437,309
4.80%, 01/11/23(a)(b)	85,000	85,003,340
5.60%, 07/03/23(a)	191,000	191,262,606
5.90%, 10/19/23(a)(b)	200,000	200,366,288
Standard Chartered Bank/New York(a)(b)
4.90%, 03/13/23	316,000	316,040,941
5.40%, 05/04/23	175,000	175,154,870
5.50%, 03/01/23	202,000	202,125,741
5.52%, 01/31/23	305,000	305,121,295
5.52%, 05/18/23	92,000	92,109,992
5.70%, 09/11/23	250,000	250,242,080
5.80%, 08/11/23	378,000	378,618,298
5.90%, 07/05/23	250,000	250,470,667
5.90%, 08/24/23	188,000	188,338,690
Sumitomo Mitsui Banking Corp./New York(a)
4.86%, 01/03/23(b)	475,000	475,003,710
4.86%, 01/20/23(b)	240,000	239,992,198
4.86%, 01/23/23(b)	397,000	396,971,083
4.86%, 01/30/23(b)	239,000	238,952,814
4.86%, 02/13/23(b)	233,000	232,894,707
5.50%, 05/03/23	260,000	260,225,659
5.54%, 01/24/23(b)	210,000	210,030,547
5.54%, 02/02/23(b)	250,000	250,019,150
5.64%, 06/01/23(b)	350,000	350,420,063
5.70%, 08/18/23(b)	250,000	250,282,722
5.70%, 09/28/23(b)	86,000	86,080,765
5.90%, 08/01/23	95,000	95,187,178
Sumitomo Mitsui Trust Bank Ltd./New York(a)(b)
5.38%, 01/06/23	240,000	240,021,334
5.50%, 01/24/23	196,000	196,061,383

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Yankee (continued)
Sumitomo Mitsui Trust Bank Ltd./New York(a)(b) (continued)
5.54%, 01/31/23	$263,000	$263,103,659
5.54%, 02/02/23	300,000	300,126,882
Svenska Handelsbanken/New York(a)(b)
5.62%, 07/03/23	294,000	294,450,346
5.70%, 05/31/23	178,000	178,203,297
Toronto-Dominion Bank/New York
2.80%, 05/08/23(b)	225,000	223,337,840
2.90%, 06/06/23(b)	204,000	202,096,537
3.70%, 05/01/23	102,000	101,613,248
4.35%, 09/13/23(b)	132,000	131,103,279
5.40%, 06/02/23(a)(b)	333,000	333,340,153
5.80%, 07/26/23(a)	139,500	139,787,590
5.80%, 09/05/23(a)(b)	220,000	220,000,000

		21,510,777,698

		24,532,188,253

Commercial Paper — 16.9%
Alinghi Funding Co. LLC(c)
3.44%, 02/15/23	93,000	92,625,649
3.95%, 04/13/23	95,000	93,957,639
Bank of Montreal
4.84%, 02/13/23(a)	231,000	231,018,150
5.70%, 03/22/23(a)	285,000	285,236,311
2.80%, 05/12/23	200,000	198,500,244
5.40%, 06/06/23(a)	246,000	246,233,238
(1 day SOFR + 0.30%), 4.95%, 01/13/23(a)(d)	336,000	336,014,078
Bank of Nova Scotia(a)(d)
5.32%, 01/30/23	174,000	174,000,000
5.86%, 07/27/23	171,000	171,365,545
5.92%, 11/01/23	180,000	180,315,707
Bank of Nova Scotia/The, 5.78%, 12/07/23(a)(d)	237,000	236,999,389
Bayerische Landesbank/New York(c)
4.34%, 01/13/23	100,000	99,831,028
4.36%, 01/17/23	500,000	498,911,750
Bedford Row Funding Corp., 4.81%, 01/13/23(a)(d)	95,000	94,998,670
Bennington Stark Capital Co. LLC(c)
4.36%, 01/03/23	259,000	258,875,506
4.35%, 01/05/23	564,895	564,487,428
BofA Securities, Inc.(a)
5.50%, 03/03/23	238,000	238,102,673
5.74%, 06/12/23	15,000	15,019,530
BPCE SA
5.50%, 03/03/23(a)(d)	248,000	248,168,325
5.46%, 06/01/23(a)(d)	175,000	175,166,418
4.25%, 09/01/23(c)	238,000	229,656,810
Chesham Finance Ltd./Chesham Finance LLC, 4.34%, 01/05/23(c)	1,000,000	999,278,500
Citigroup Global Markets, Inc., 5.60%, 09/21/23(a)(d)	432,000	431,755,350
Crown Point Capital Co. LLC, Series A, 5.80%, 03/28/23(a)(d)	144,000	144,139,680
DNB Bank ASA, 5.46%, 03/23/23(a)(d)	142,000	142,096,466
Great Bear Funding LLC, 4.36%, 01/17/23(c)	59,000	58,872,147
HSBC Bank PLC, 5.50%, 06/06/23(a)(d)	283,000	283,063,316
ING U.S. Funding LLC(a)(d)
5.80%, 08/16/23	300,000	300,358,746
5.70%, 09/07/23	233,000	233,109,184
Legacy Capital Co. LLC, Series A, 4.90%, 02/21/23(a)(d)	400,000	399,982,000
LMA-Americas LLC, 4.32%, 01/03/23(c)	120,000	119,942,400

Security	Par (000)	Value

Commercial Paper (continued)
Macquarie Bank Ltd.(a)(d)
4.94%, 02/28/23	$250,000	$250,031,750
5.50%, 03/02/23	285,000	285,131,670
5.74%, 03/24/23	238,000	238,203,966
5.80%, 07/03/23	268,000	268,407,092
(1 day SOFR + 0.35%), 5.00%, 01/04/23	400,000	400,000,000
(1 day SOFR + 0.35%), 5.00%, 01/09/23	455,000	455,008,190
National Australia Bank Ltd., 5.10%, 04/05/23(a)(d)	39,000	39,004,095
NatWest Markets PLC, 4.28%, 08/22/23(c)	285,000	275,128,629
PSP Capital, Inc.(c)
4.00%, 08/10/23	40,000	38,786,880
4.01%, 08/15/23	50,000	48,446,433
Royal Bank of Canada, 5.32%, 01/04/23(a)(d)	200,000	200,000,000
Skandinaviska Enskilda Banken AB(a)(d)
5.74%, 05/31/23	177,000	177,228,861
5.80%, 08/02/23	160,000	160,279,029
Svenska Handelsbanken AB/New York, 5.70%, 07/13/23(a)(d)	129,000	129,135,990
Swedbank AB, 5.48%, 03/02/23(a)	246,000	246,160,033
Toronto-Dominion Bank/New York, 5.30%, 03/31/23(a)	188,000	188,121,215
Toyota Motor Credit Corp., 5.20%, 06/16/23(a)	280,000	280,025,200
UBS AG, 5.00%, 02/23/23(a)(d)	300,000	300,000,000
UBS AG/London(a)(d)
5.74%, 09/01/23	220,000	220,126,570
5.92%, 09/15/23	274,000	274,317,588
5.60%, 09/26/23	100,000	100,028,164
Westpac Securities NZ Ltd./London, 5.44%, 09/20/23(a)(d)	255,000	255,017,595

		12,610,670,827

Corporate Bonds — 0.6%

Automobiles — 0.3%
Toyota Motor Credit Corp.(a)
5.05%, 07/25/23	86,285	86,342,067
5.05%, 12/11/23	106,452	106,614,072

		192,956,139

Banks — 0.1%
Kookmin Bank, (1 day SOFR + 0.70%), 4.95%, 06/09/23(a)(d)	110,000	109,978,835

Insurance — 0.2%
Protective Life Global Funding, (1 day SOFR + 0.55%), 4.87%, 03/31/23(a)(d)	171,535	171,482,356

		474,417,330

Municipal Bonds — 1.6%

Arizona — 0.2%
Mizuho Floater/Residual Trust, RB, Series 2021, VRDN, 4.59%, 02/03/23(a)(d)(e)	112,367	112,366,786

Montana — 0.0%
Taxable Municipal Funding Trust, RB(a)(d)(e)
Series 2018, VRDN, 4.57%, 02/03/23	3,900	3,900,000
Series 2018-4, VRDN, (AGM-CR), 4.43%, 01/06/23	3,155	3,155,000

		7,055,000

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB, Series A, VRDN, 4.40%, 01/06/23(a)(d)(e)	12,500	12,500,000

New York — 1.3%
Jets Stadium Development LLC, RB(a)(d)(e)
Series A-4A, VRDN, 4.65%, 01/06/23	38,855	38,855,000

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Jets Stadium Development LLC, RB(a)(d)(e) (continued)
Series A-4B, VRDN, 4.65%, 01/06/23	$2,400	$2,400,000
Series A-4C, VRDN, 4.65%, 01/06/23	33,800	33,800,000
Jets Stadium Finance Issuer 2015 LLC, RB, VRDN, 4.65%, 01/06/23(a)(d)(e)	118,395	118,395,000
Mizuho Floater/Residual Trust, RB, M/F Housing, Series 2021, VRDN, 4.59%, 02/03/23(a)(d)(e)	8,770	8,770,000
Taxable Municipal Funding Trust, RB (a)(d)(e)
VRDN, 4.57%, 02/03/23	1,215	1,215,000
Series 20, VRDN, 4.56%, 02/03/23	66,535	66,535,000
Series 2019, VRDN, 4.42%, 01/06/23	61,385	61,385,000
Series 2021, VRDN, 4.57%, 02/03/23	488,420	488,420,000
Series 2021, VRDN, 4.57%, 02/03/23	71,300	71,300,000
Series 2022, VRDN, 4.57%, 02/03/23	101,400	101,400,000
Taxable Municipal Funding Trust, Refunding RB, Series 2019-F, VRDN, 4.57%, 02/03/23(a)(d)(e)	2,565	2,565,000
Tender Option Bond Trust Receipts/Certificates, Refunding RB, Series 2021, VRDN, 4.52%, 01/06/23(a)(d)(e)	2,000	2,000,000

		997,040,000

Ohio — 0.1%
Mizuho Floater/Residual Trust, RB, Series 2020, VRDN, 4.57%, 01/06/23(a)(d)(e)	34,170	34,170,000

Wisconsin — 0.0%
Taxable Municipal Funding Trust, RB, Series 2019-B, VRDN, 4.57%, 02/03/23(a)(d)(e)	6,145	6,145,000

		1,169,276,786

Security	Par (000)	Value

Time Deposits — 5.2%
Banco Santander SA/New York, 4.32%, 01/05/23	$1,500,000	$1,500,000,000
Credit Agricole CIB TD, 4.30%, 01/03/23	63,000	63,000,000
Landesbank Hessen-Thueringen Girozentrale
4.34%, 01/03/23	168,000	168,000,000
4.37%, 01/05/23	400,000	400,000,000
Royal Bank of Canada, 4.32%, 01/03/23	1,705,000	1,705,000,000
Skandinaviska Enskilda Banken AB, 4.31%, 01/03/23	35,000	35,000,000

		3,871,000,000

Total Short-Term Securities — 57.2% (Cost: $42,656,129,558)		42,657,553,196

Total Repurchase Agreements — 39.3% (Cost: $29,333,900,000)		29,333,900,000

Total Investments — 96.5% (Cost: $71,990,029,558(f))		71,991,453,196
Other Assets Less Liabilities — 3.5%		2,630,164,490

Net Assets — 100.0%		$74,621,617,686

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Rates are the current rate or a range of current rates as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Barclays Bank PLC	4.42	%(a)	12/30/22	01/03/23	$338,000	$338,000	$338,165,996	Corporate Debt/Obligation, 1.98% to 8.63%, due 9/25/23 to 10/27/82	$389,307,000	$354,900,113

	4.44	(a)	12/30/22	01/03/23	327,000	327,000	327,161,320	Corporate Debt/Obligation, 1.67% to 7.41%, due 11/01/23 to 11/15/57	347,080,000	349,892,392

	4.54	(a)	12/30/22	01/03/23	30,000	30,000	30,015,133	Corporate Debt/Obligation, 4.00% to 10.50%, due 2/15/26 to 12/31/49	40,961,000	33,955,236

	4.55	(a)	12/30/22	02/03/23	75,000	75,000	75,331,771	Corporate Debt/Obligation, 3.67% to 7.50%, due 1/15/26 to 3/15/49	75,090,000	80,251,177

Total Barclays Bank PLC						$770,000				$818,998,918

Barclays Capital, Inc.	4.55	(a)	12/30/22	02/03/23	226,000	226,000	226,999,736	Corporate Debt/Obligation, 0.00%, due 1/03/23	237,914,772	237,300,000

BNP Paribas S.A.	4.42	(a)	12/30/22	01/03/23	219,000	219,000	219,107,553	Corporate Debt/Obligation, 0.25% to 13.43%, due 4/06/23 to 4/08/68	267,276,152	243,429,106
	4.67	(a)	12/30/22	04/04/23	85,000	85,000	86,047,507	Corporate Debt/Obligation, 0.75% to 11.50%, due 4/06/23 to 2/12/52	115,150,539	97,135,925

Total BNP Paribas S.A.						$304,000				$ 340,565,031

BofA Securities, Inc.	4.54	(a)	12/30/22	02/03/23	100,000	100,000	100,441,389	Corporate Debt/Obligation, 0.50% to 6.88%, due 3/15/23 to 12/01/52	117,098,000	105,000,255

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	Money Market Master Portfolio

Repurchase Agreements  (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

BofA Securities, Inc. (continued)	4.64	%(a)	12/30/22	02/03/23	$305,000	$305,000	$306,375,889	Corporate Debt/Obligation, 2.30% to 5.30%, due 5/15/36 to 12/15/72	$366,300,629	$326,350,000
	4.82	(a)	12/30/22	03/05/23	198,000	198,000	199,723,150	Corporate Debt/Obligation, 3.00% to 3.64%, due 10/25/58 to 10/25/59	316,291,089	237,600,000
	4.30		12/30/22	01/03/23	10,500	10,500	10,505,017	U.S. Government Sponsored Agency Obligation, 2.62% to 4.13%, due 12/12/25 to 12/16/36	12,373,000	10,710,139

Total BofA Securities, Inc.						$613,500				$679,660,394

Citigroup Global Markets, Inc.(b)	4.37	(a)	12/30/22	01/03/23	150,000	150,000	150,072,833	Corporate Debt/Obligation, 0.00% to 2.75%, due 1/03/23 to 12/22/23	157,685,644	157,500,001
	4.63	(a)	12/30/22	04/01/23	179,000	179,000	181,117,968	Corporate Debt/Obligation, 0.00% to 6.17%, due 2/25/23 to 8/25/67	2,020,266,007	193,324,148
	4.25		12/30/22	01/03/23	58,000	58,000	58,027,389	U.S. Treasury Obligation, 0.25% to 3.00%, due 10/31/25 to 1/15/26	48,784,623	59,166,384

Total Citigroup Global Markets, Inc.						$387,000				$409,990,533

Credit Agricole Corp.(b)	4.25		12/30/22	01/03/23	101,000	101,000	101,047,694	U.S. Treasury Obligation, 0.25% to 3.88%, due 8/31/25 to 8/15/30	116,547,594	103,020,001
	4.43	(a)	12/30/22	01/06/23	1,206,000	1,206,000	1,207,038,835	Corporate Debt/Obligation, 0.00% to 13.00%, due 5/02/23 to 5/01/79	1,397,318,619	1,287,812,048
	4.30		12/30/22	01/03/23	50,000	50,000	50,023,889	U.S. Treasury Obligation, 0.75% to 1.13%, due 3/31/26 to 2/29/28	57,892,400	51,000,084

Total Credit Agricole Corp.						$1,357,000				$1,441,832,133

Credit Suisse Securities (USA) LLC	4.91	(a)	12/30/22	02/17/23	550,000	550,000	553,675,681	U.S. Treasury Obligation, 0.00% to 15.50%, due 9/22/23 to 12/15/67	5,901,525,701	587,083,102
Federal Reserve Bank of New York	4.30		12/30/22	01/03/23	20,950,000	20,950,000	20,960,009,444	U.S. Treasury Obligation, 0.13% to 6.00%, due 2/15/26 to 2/15/47	23,564,768,400	20,960,009,533
HSBC Securities (USA), Inc.	4.44	(a)	12/30/22	01/03/23	59,000	59,000	59,029,107	Corporate Debt/Obligation, 1.50% to 6.00%, due 8/09/24 to 9/09/52	68,078,000	61,950,123
J.P. Morgan Securities LLC	4.33	(a)	12/30/22	01/06/23	249,000	249,000	249,209,644	U.S. Government Sponsored Agency Obligation, 0.00% to 5.50%, due 11/25/26 to 9/16/61	2,986,463,144	261,450,000
	4.40	(a)	12/30/22	01/03/23	97,000	97,000	97,047,422	Corporate Debt/Obligation, 0.00%, due 1/03/23 to 4/19/23	102,317,767	99,910,000
	4.42	(a)	12/30/22	01/03/23	285,000	285,000	285,139,967	Corporate Debt/Obligation, 0.00%, due 1/03/23	299,023,108	293,550,000
	4.44	(a)	12/30/22	01/03/23	115,000	115,000	115,056,733	Corporate Debt/Obligation, 0.00% to 4.85%, due 2/01/23 to 11/10/25	120,332,509	119,031,689
	4.50	(a)	12/30/22	01/03/23	90,000	90,000	90,045,000	Corporate Debt/Obligation, 0.31% to 4.44%, due 4/25/52 to 8/25/57	134,265,888	96,300,000
	4.62	(a)	12/30/22	01/06/23	581,000	581,000	581,521,932	Corporate Debt/Obligation, 0.00% to 10.50%, due 1/03/23 to 9/15/2119	4,671,773,947	623,759,407

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

J.P. Morgan Securities LLC (continued)	4.65	%(a)	12/30/22	01/06/23	$1,025,000	$1,025,000	$1,025,926,771	Corporate Debt/Obligation, 0.00% to 10.63%, due 1/03/23 to 10/25/75	$1,541,736,045	$1,117,276,185
	4.67	(a)	12/30/22	01/03/23	90,000	90,000	90,046,700	Corporate Debt/Obligation, 0.00% to 7.37%, due 12/01/24 to 1/15/87	118,977,017	96,334,377
	4.73	(a)	12/30/22	03/31/23	175,000	175,000	177,092,368	Corporate Debt/Obligation, 0.00% to 8.33%, due 2/15/23 to 8/15/52	240,859,592	186,258,567
	4.77	(a)	12/30/22	03/30/23	143,000	143,000	144,705,275	Corporate Debt/Obligation, 0.00% to 12.79%, due 9/24/24 to 4/15/70	243,169,472	156,429,856
	4.78	(a)	12/30/22	03/30/23	205,000	205,000	207,449,750	Corporate Debt/Obligation, 0.00% to 11.44%, due 1/03/23 to 4/25/65	407,952,295	228,151,246
	4.30		12/30/22	01/03/23	8,900	8,900	8,904,252	U.S. Government Sponsored Agency Obligation, 2.50% to 5.00%, due 1/15/39 to 3/20/47	394,182,168	9,078,000

Total J.P. Morgan Securities LLC						$3,063,900				$3,287,529,327

Mizuho Security USA, Inc.	4.47	(a)	12/30/22	01/03/23	24,000	24,000	24,011,920	Corporate Debt/Obligation, 5.25%, due 10/01/57	23,380,000	25,681,274
	4.77	(a)	12/30/22	02/03/23	67,000	67,000	67,310,713	Corporate Debt/Obligation, 4.00% to 5.50%, due 5/15/35 to 5/15/62	69,035,000	71,694,445
	4.87	(a)	12/30/22	03/31/23	110,000	110,000	111,354,131	Corporate Debt/Obligation, 2.30% to 7.20%, due 3/20/25 to 6/25/52	129,210,856	117,700,234

Total Mizuho Security USA, Inc.						$201,000				$215,075,953

Natixis SA	4.45	(a)	12/30/22	01/06/23	125,000	125,000	125,108,160	Corporate Debt/Obligation, 1.00% to 7.63%, due 6/10/24 to 7/01/50	149,138,101	131,250,000
	4.53	(a)	12/30/22	01/06/23	125,000	125,000	125,110,104	Corporate Debt/Obligation, 0.00% to 8.25%, due 5/09/24 to 1/01/2999	252,740,942	136,199,456

Total Natixis SA						$250,000				$267,449,456

TD Securities (USA) LLC	4.40	(a)	12/30/22	01/03/23	131,000	131,000	131,064,044	Corporate Debt/Obligation, 0.87% to 5.05%, due 12/01/23 to 3/09/52	156,843,000	137,550,911
	4.64	(a)	12/30/22	02/03/23	53,000	53,000	53,239,089	Corporate Debt/Obligation, 1.18% to 9.70%, due 12/20/24 to 6/30/51	58,633,000	56,135,699

Total TD Securities (USA) LLC						$184,000				$193,686,610

Wells Fargo Securities LLC	4.85		11/30/22	02/02/23	85,000	85,000	85,732,889	Corporate Debt/Obligation, 1.32% to 8.32%, due 12/16/24 to 10/25/59	130,279,906	94,792,539
	4.60		12/02/22	02/06/23	150,000	150,000	151,265,000	Corporate Debt/Obligation, 0.00% to 7.82%, due 7/22/24 to 2/20/46	192,260,267	160,500,000

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Wells Fargo Securities LLC (continued)	4.47%	12/29/22	01/05/23	$83,500	$83,500	$83,572,575	Corporate Debt/Obligation, 0.00% to 5.12%, due 3/06/23 to 10/05/26	$ 87,428,000	$87,675,210
	4.31	12/30/22	01/03/23	100,000	100,000	100,047,889	U.S. Government Sponsored Agency Obligation, 2.00% to 6.50%, due 9/01/31 to 12/01/52	130,068,950	103,000,000

Total Wells Fargo Securities LLC					418,500				445,967,749

					$29,333,900				$29,947,098,862

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Certificates of Deposit	$—	$24,532,188,253	$—	$24,532,188,253
Commercial Paper	—	12,610,670,827	—	12,610,670,827
Corporate Bonds	—	474,417,330	—	474,417,330
Municipal Bonds	—	1,169,276,786	—	1,169,276,786
Repurchase Agreements	—	29,333,900,000	—	29,333,900,000
Time Deposits	—	3,871,000,000	—	3,871,000,000

	$—	$71,991,453,196	$—	$71,991,453,196

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Treasury Obligations — 17.1%
U.S. Treasury Bills (a)
3.26%, 01/10/23	$120,000	$119,904,600
0.64%, 01/26/23	103,035	102,989,932
1.08%, 02/23/23	67,285	67,180,785
3.58%, 03/16/23	730,580	725,376,444
2.16%, 05/18/23	378,830	375,802,059
2.97%, 06/15/23	46,540	45,929,234
3.49%, 08/10/23	12,000	11,752,664
4.57%, 11/30/23	41,550	39,871,406
U.S. Treasury Floating Rate Notes(b)
(3 mo.Treasury money market yield + 0.05%), 4.50%, 01/31/23	706,425	706,430,822
(3 mo.Treasury money market yield + 0.03%), 4.46%, 04/30/23 - 07/31/23	494,015	494,021,217
(3 mo.Treasury money market yield + 0.04%), 4.47%, 10/31/23	130,000	130,000,000
(3 mo.Treasury money market yield - 0.02%), 4.37%, 01/31/24	143,905	143,904,773
(3 mo.Treasury money market yield - 0.08%), 4.25%, 04/30/24	43,650	43,608,302

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Floating Rate Notes(b) (continued)
(3 mo.Treasury money market yield - 0.14%), 4.68%, 10/31/24	$227,000	$226,673,176
U.S. Treasury Notes
0.13%, 01/31/23 - 04/30/23	145,125	144,681,188
1.50%, 02/28/23 - 03/31/23	28,970	28,990,638
2.50%, 03/31/23	5,975	5,992,848

Total Short-Term Securities —17.1% (Cost: $3,413,110,088)		3,413,110,088

Total Repurchase Agreements — 77.4% (Cost: $15,443,000,566).		15,443,000,566

Total Investments — 94.5% (Cost: $18,856,110,654(c))		18,856,110,654

Other Assets Less Liabilities — 5.5%		1,088,169,140

Net Assets — 100.0%		$19,944,279,794

(a)	Rates are the current rate or a range of current rates as of period end.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Bank of Nova Scotia	4.25%	12/30/22	01/03/23	$109,000	$109,000	$ 109,051,472	U.S. Treasury Obligation, 0.13% to 4.38%, due 7/15/23 to 5/15/52	$115,191,600	$111,232,515
Barclays Bank PLC	4.30	12/30/22	01/03/23	1,000,000	1,000,000	1,000,477,778	U.S. Treasury Obligation, 0.75% to 4.50%, due 4/30/26 to 2/15/52	1,114,402,800	1,020,000,036
BNP Paribas S.A.	4.25	12/30/22	01/03/23	50,000	50,000	50,023,611	U.S. Treasury Obligation, 1.88%, due 2/15/51 to 11/15/51	78,658,300	51,000,032
	4.25	12/30/22	01/03/23	1,125,000	1,125,000	1,125,531,250	U.S. Treasury Obligation, 0.00% to 4.00%, due 2/15/23 to 11/15/52	1,452,947,527	1,147,500,000

Total BNP Paribas S.A.					$1,175,000				$1,198,500,032

BofA Securities, Inc.	4.25	12/30/22	01/03/23	3,000	3,000	3,001,417	U.S. Treasury Obligation, 1.50%, due 2/15/25	3,232,600	3,060,045
Citigroup Global Markets, Inc.(a)	4.25	12/30/22	01/03/23	25,000	25,000	25,011,805	U.S. Treasury Obligation, 1.63% to 2.88%, due 4/30/29 to 8/15/29	29,075,800	25,500,067
	4.25	12/30/22	01/03/23	217,000	217,000	217,102,472	U.S. Treasury Obligation, 0.25% to 3.00%, due 10/31/25 to 1/15/26	182,521,777	221,363,886
	4.25	12/30/22	01/03/23	750,000	750,000	750,354,167	U.S. Treasury Obligation, 0.00% to 3.38%, due 1/03/23 to 8/15/52	824,167,800	765,000,076

Total Citigroup Global Markets, Inc.					$992,000				$1,011,864,029

Credit Agricole Corp.(a)	4.25	12/30/22	01/03/23	249,000	249,000	249,117,583	U.S. Treasury Obligation, 0.25% to 3.88%, due 8/31/25 to 8/15/30	287,330,206	253,980,000
Federal Reserve Bank of New York	4.30	12/30/22	01/03/23	10,900,000	10,900,000	10,905,207,778	U.S. Treasury Obligation, 2.25% to 2.50%, due 8/15/23 to 5/15/29	11,563,699,800	10,905,207,862

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	Treasury Money Market Master Portfolio

Repurchase Agreements  (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Fixed Income Clearing Corporation - JPM.	4.27%		12/30/22	01/03/23	$250,001	$250,001	$250,119,178	U.S. Treasury Obligation, 3.00%, due 2/15/48	$306,307,000	$255,000,578
HSBC Securities (USA), Inc.	4.25	(b)	12/30/22	01/03/23	225,000	225,000	225,106,250	U.S. Treasury Obligation, 0.00% to 2.50%, due 2/15/23 to 11/15/50	414,100,611	229,500,001
Natixis SA	4.25		12/30/22	01/03/23	5,000	5,000	5,002,361	U.S. Treasury Obligation, 1.63% to 4.00%, due 12/15/25 to 8/15/46	7,004,800	5,100,016

	4.25	(b)	12/30/22	01/03/23	100,000	100,000	100,047,222	U.S. Treasury Obligation, 0.00% to 4.13%, due 9/30/23 to 2/15/49	109,700,100	102,000,002

Total Natixis SA						$105,000				$107,100,018

SG Americas Securities LLC	4.25		12/30/22	01/03/23	430,000	430,000	430,203,056	U.S. Treasury Obligation, 0.63% to 3.00%, due 1/31/24 to 8/15/30	485,074,200	438,600,050
TD Securities (USA) LLC	4.27		12/30/22	01/03/23	5,000	5,000	5,002,372	U.S. Treasury Obligation, 0.13% to 3.88%, due 2/28/23 to 9/30/29	5,408,500	5,100,027

						$15,443,001				$15,539,145,193

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$15,443,000,566	$—	$15,443,000,566
U.S. Treasury Obligations	—	3,413,110,088	—	3,413,110,088

	$—	$18,856,110,654	$—	$18,856,110,654

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2022

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$42,657,553,196	$3,413,110,088
Cash	2,498,662,567	987,474,640
Repurchase agreements, at value(b)	29,333,900,000	15,443,000,566
Receivables:
Investments sold	—	83,855,000
Interest — unaffiliated	136,314,990	18,104,699

Total assets	74,626,430,753	19,945,544,993

LIABILITIES
Payables:
Investment advisory fees	4,485,925	1,153,647
Trustees’ fees	60,458	44,818
Professional fees	266,684	66,734

Total liabilities	4,813,067	1,265,199

NET ASSETS	$74,621,617,686	$19,944,279,794

NET ASSETS CONSIST OF
Investors’ capital	$74,620,194,048	$19,944,279,794
Net unrealized appreciation (depreciation)	1,423,638	—

NET ASSETS	$74,621,617,686	$19,944,279,794

(a) Investments, at cost — unaffiliated	$42,656,129,558	$3,413,110,088
(b) Repurchase agreements, at cost	$29,333,900,000	$15,443,000,566

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	29

Statements of Operations

Year Ended December 31, 2022

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,286,672,904	$317,066,232

Total investment income	1,286,672,904	317,066,232

EXPENSES
Investment advisory	67,075,830	19,102,435
Trustees	249,961	156,673
Professional	29,156	19,747
Miscellaneous	1,885	2,135

Total expenses	67,356,832	19,280,990
Less:
Fees waived and/or reimbursed by the Manager	(20,401,971)	(5,911,083)

Total expenses after fees waived and/or reimbursed	46,954,861	13,369,907

Net investment income	1,239,718,043	303,696,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	377,973	(215,219)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,367,947	—

Net realized and unrealized gain (loss)	5,745,920	(215,219)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,245,463,963	$303,481,106

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,239,718,043	$86,810,661	$303,696,325	$1,091,424
Net realized gain (loss)	377,973	127,838	(215,219)	655,711
Net change in unrealized appreciation (depreciation)	5,367,947	(13,855,488)	—	—

Net increase in net assets resulting from operations	1,245,463,963	73,083,011	303,481,106	1,747,135

CAPITAL TRANSACTIONS
Proceeds from contributions	340,551,735,236	295,532,215,106	392,420,697,296	284,012,686,597
Value of withdrawals	(332,848,241,295)	(290,536,982,552)	(397,324,622,000)	(280,628,392,519)

Net increase (decrease) in net assets derived from capital transactions	7,703,493,941	4,995,232,554	(4,903,924,704)	3,384,294,078

NET ASSETS
Total increase (decrease) in net assets	8,948,957,904	5,068,315,565	(4,600,443,598)	3,386,041,213
Beginning of year	65,672,659,782	60,604,344,217	24,544,723,392	21,158,682,179

End of year	$74,621,617,686	$65,672,659,782	$19,944,279,794	$24,544,723,392

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

	Money Market Master Portfolio
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	1.81%	0.11%	0.82%	2.45%	2.10%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	1.85%	0.13%	0.77%	2.38%	2.06%

Supplemental Data
Net assets, end of year (000)	$74,621,618	$65,672,660	$60,604,344	$54,443,686	$47,340,213

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

	Treasury Money Market Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	1.60%	0.03%	0.45%	2.17%	1.81%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.06%	0.07%	0.07%	0.07%

Net investment income	1.59%	0.01%	0.37%	2.12%	1.76%

Supplemental Data
Net assets, end of year (000)	$19,944,280	$24,544,723	$21,158,682	$13,699,249	$8,052,437

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.   ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining interest holders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. The Master Portfolios, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of each Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

With respect to Money Market Master Portfolio, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Master Portfolio for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.
Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through June 30, 2023. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Master Portfolio Name	Fees Waived and/or Reimbursed by the Manager

Money Market Master Portfolio	$20,122,854
Treasury Money Market Master Portfolio	5,730,730

The Manager and BAL have also voluntarily agreed to waive a portion of their respective management investments advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income, if applicable. The Manager and BAL may discontinue the waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to Treasury Money Market Master Portfolio, for the year ended December 31, 2022, the amount waived and/or reimbursed was $3,933.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to these independent expenses through June 30, 2023. These amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Money Market Master Portfolio	$279,117
Treasury Money Market Master Portfolio	176,420

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolios may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.   INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.   PRINCIPAL RISKS

In the normal course of business, the Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolios and their investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Market Risk: Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolios may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolios may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolios is uncertain.

8.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Money Market Master Portfolio

Treasury Money Market Master Portfolio

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (888) 204-3956.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’/Master Portfolios’ reports on Form N-MFP are available on the SEC’s website at sec.gov. Additionally, each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities and information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Transfer Agent
BlackRock Fund Advisors	State Street Bank and Trust Company
San Francisco, CA 94105	North Quincy, MA 02171

Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	PricewaterhouseCoopers LLP
Edinburgh, EH3 8BL	Philadelphia, PA 19103
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
Address of the Trust/MIP
(a)For Money Market Master Portfolio.	400 Howard Street
San Francisco, CA 94105

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM-CR	AGM Insured Custodial Receipt

CD	Certificate of Deposit

CR	Custodian Receipt

M/F	Multi-Family

RB	Revenue Bond

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Note

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds:Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	45

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MMF3-12/22-AR

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•   BlackRock LifePath® Dynamic Retirement Fund

•   BlackRock LifePath® Dynamic 2025 Fund

•   BlackRock LifePath® Dynamic 2030 Fund

•   BlackRock LifePath® Dynamic 2035 Fund

•   BlackRock LifePath® Dynamic 2040 Fund

•   BlackRock LifePath® Dynamic 2045 Fund

•   BlackRock LifePath® Dynamic 2050 Fund

•   BlackRock LifePath® Dynamic 2055 Fund

•   BlackRock LifePath® Dynamic 2060 Fund

•   BlackRock LifePath® Dynamic 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia,Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath Dynamic Funds” or the “Funds”.

For the 12-month period ended December 31, 2022, for the LifePath® Dynamic Retirement Fund, the Fund’s Institutional and Class K Shares outperformed its respective custom benchmark, while the Fund’s Investor C and Class R Shares underperformed its respective custom benchmark, and its Investor A Shares performed in line.

For the LifePath Dynamic Funds with the vintages of 2025 and 2045, the Funds’ Institutional, Investor A, and Class K Shares outperformed their respective custom benchmarks, while the Funds’ Investor C Shares underperformed their respective custom benchmarks, and their Class R Shares performed in line.

For the LifePath Dynamic Funds with the vintages of 2030, 2035 and 2040, the Funds’ Institutional, Investor A, Class K and Class R Shares outperformed their respective custom benchmarks, while the Funds’ Investor C Shares underperformed their respective custom benchmarks.

For the LifePath Dynamic Funds with the vintages of 2050, 2055 and 2060, all of the Funds’ share classes underperformed their respective custom benchmarks.

For the LifePath Dynamic Fund with the vintage of 2065, all of the Fund’s share classes underperformed its respective custom benchmark with the exception of its Class K Shares which performed in line.

Relative performance is driven by a combination of tactical macroeconomic themes and underlying actively managed strategies. The following discussion of relative performance pertains to each Fund’s custom benchmark.

What factors influenced performance?

The global equity and fixed-income markets both lost ground in 2022. Financial assets were hurt by central banks’ decision to combat surging inflation by winding down their quantitative easing policies and raising interest rates aggressively. The rapid increase in rates, in turn, fueled worries about a potential global recession and weaker corporate earnings in 2023. Growth stocks were especially weak performers, while the value style held up much better in relative terms due in part to the strength in the energy sector and outperformance for more defensive market segments. Bonds suffered meaningful weakness, with both rate- and credit-sensitive investments experiencing losses.

With regard to macro themes, the Funds’ positioning in fixed income was the largest contributor to returns. The shorter-dated vintages held short positions in U.S. 30- and 5-year Treasuries throughout most of the year, which added value at a time of rising interest rates. (The value of a short position rises when the price of the underlying security declines. Bond prices and yields move in opposite directions.) An overweight in equities, particularly Japan, also contributed to performance. With respect to underlying actively managed strategies, Diversified Equity Master Portfolio (a U.S. equity strategy) and BlackRock Tactical Opportunities Fund (a macro trading strategy) both helped results.

The Funds’ currency positioning was the most notable detractor, driven by an overweight in the Euro against a basket of developed-market currencies. Among the underlying actively managed strategies, BlackRock Advantage Emerging Markets Fund (an emerging markets equity strategy) was the largest detractor. Advantage CoreAlpha Bond Master Portfolio (a domestic fixed-income strategy) also weighed on returns in the earlier vintages.

Some of the LifePath Dynamic Funds had higher-than-normal cash positions at the close of the period. This did not affect performance, and the Funds were not in a defensive investment position.

Describe recent portfolio activity.

The investment adviser entered the year with a positive view regarding global growth. This formed the basis for an overweight in equities, with a preference for Europe and Japan. The Funds were also underweight in U.S. bonds and overweight in the euro. The investment adviser removed the overweight in the euro in March 2022, and it finished the year with no active currency positions.

In fixed income, the Funds were short in both U.S. five- and 30-year issues throughout most of 2022. As rates climbed steadily over the course of the year, the mispricing that the investment adviser previously identified began to diminish. It used this as an opportunity to take profits late in the third quarter of 2022 by reducing the 30-year position and removing the five-year position. Around the same time, the investment adviser added an overweight in U.S. 10-year bonds. It also established an overweight in high yield bonds, where weak performance had created an attractive opportunity to add risk.

Describe portfolio positioning at period end.

The Funds were overweight U.S. and developed-market international equities, high yield bonds, and U.S. 10-year bond futures, and they were short U.S. 30-year bond futures and underweight in global real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath® Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Retirement Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic Retirement Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic Retirement Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic Retirement Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic Retirement Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	52.9%	N/A	N/A	N/A	N/A	N/A	9.1%	3.7%	0.1%	10.1%	19.7%	4.4%

01/01/14 to 12/31/14	52.6	N/A	N/A	N/A	N/A	N/A	9.0	3.8	0.2	10.2	19.9	4.3

01/01/15 to 12/31/15	51.1	N/A	N/A	N/A	N/A	N/A	8.8	3.8	0.5	11.0	21.0	3.8

01/01/16 to 12/31/16	51.1	N/A	N/A	N/A	N/A	N/A	8.8	3.7	0.5	11.3	20.9	3.7

01/01/17 to 12/31/17	51.2	N/A	N/A	N/A	N/A	N/A	8.8	3.7	0.5	11.3	20.3	4.2

01/01/18 to 12/31/18	51.2	N/A	N/A	N/A	N/A	N/A	8.8	N/A	0.5	13.7	21.8	4.0

01/01/19 to 12/31/19	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.3	12.3	22.1	3.3

01/01/20 to 12/31/20	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	12.9	21.6	3.3

01/01/21 to 12/31/21	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	13.3	20.9	3.6

01/01/22 to 12/31/22	26.1	3.7%	9.6%	1.6%	3.3%	7.8%	8.0	N/A	2.2	13.5	21.1	3.1

See “About Fund Performance” for descriptions of the indexes.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic Retirement Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(14.85)%	N/A	2.94%	N/A	4.13%	N/A
Investor A	(15.08)	(19.54)%	2.68	1.57%	3.87	3.31%
Investor C	(15.75)	(16.59)	1.87	1.87	3.22	3.22
Class K	(14.64)	N/A	3.17	N/A	4.40	N/A
Class R	(15.25)	N/A	2.47	N/A	3.63	N/A

LifePath Dynamic Retirement Fund Custom Benchmark	(15.07)	N/A	2.68	N/A	3.99	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	54.2%
Equity Funds	39.6
Money Market Funds	10.9
Liabilities in Excess of Other Assets	(4.7)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	22.1%
Advantage CoreAlpha Bond Master Portfolio	18.2
Master Total Return Portfolio	13.6
iShares Core U.S. Aggregate Bond ETF	13.4
iShares TIPS Bond ETF	7.9
International Tilts Master Portfolio	6.9
BlackRock Cash Funds: Treasury, SL Agency Shares	5.9
BlackRock Tactical Opportunities Fund, Class K	5.2
BlackRock Cash Funds: Institutional, SL Agency Shares	5.0
iShares MSCI EAFE Small-Cap ETF	2.5

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2025 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2025 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000 Index and Russell 2000 Index. Effective July 29, 2022, the LifePath Dynamic 2025 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2025 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2025 Fund invests.The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2025 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2025 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	33.7%	N/A	N/A	N/A	N/A	N/A	5.2%	3.8%	4.3%	17.1%	32.6%	3.3%

01/01/14 to 12/31/14	34.3	N/A	N/A	N/A	N/A	N/A	5.3	3.8	4.5	17.3	31.5	3.3

01/01/15 to 12/31/15	31.0	N/A	N/A	N/A	N/A	N/A	5.0	3.8	5.3	18.8	33.1	3.0

01/01/16 to 12/31/16	32.4	N/A	N/A	N/A	N/A	N/A	5.2	3.8	5.2	18.5	32.0	2.9

01/01/17 to 12/31/17	34.9	N/A	N/A	N/A	N/A	N/A	5.7	3.8	4.7	18.0	29.8	3.1

01/01/18 to 12/31/18	36.5	N/A	N/A	N/A	N/A	N/A	5.9	N/A	4.5	19.3	30.7	3.1

01/01/19 to 12/31/19	38.1	N/A	N/A	N/A	N/A	N/A	7.1	N/A	2.5	19.5	29.8	3.0

01/01/20 to 12/31/20	40.9	N/A	N/A	N/A	N/A	N/A	7.3	N/A	2.4	18.5	28.0	2.9

01/01/21 to 12/31/21	43.3	N/A	N/A	N/A	N/A	N/A	7.5	N/A	2.2	17.6	26.2	3.2

01/01/22 to 12/31/22	22.6	3.4%	7.4%	1.9%	3.5%	6.9%	7.6	N/A	2.1	16.4	25.3	2.9

See “About Fund Performance” for descriptions of the indexes.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(15.28)%	N/A	3.46%	N/A	5.37%	N/A
Investor A	(15.54)	(19.97)%	3.20	2.09%	5.10	4.54%
Investor C	(16.12)	(16.95)	2.40	2.40	4.45	4.45
Class K	(15.06)	N/A	3.70	N/A	5.56	N/A
Class R	(15.65)	N/A	3.00	N/A	4.89	N/A

LifePath Dynamic 2025 Fund Custom Benchmark	(15.63)	N/A	3.21	N/A	5.27	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2025. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	49.9%
Equity Funds	44.6
Money Market Funds	7.4
Liabilities in Excess of Other Assets	(1.9)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	26.8%
Advantage CoreAlpha Bond Master Portfolio	16.7
Master Total Return Portfolio	12.5
iShares Core U.S. Aggregate Bond ETF	12.3
International Tilts Master Portfolio	7.9
iShares TIPS Bond ETF	7.4
BlackRock Tactical Opportunities Fund, Class K	5.1
BlackRock Cash Funds: Treasury, SL Agency Shares	4.5
BlackRock Cash Funds: Institutional, SL Agency Shares	2.9
iShares MSCI EAFE Small-Cap ETF	2.4

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2030 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2030 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2030 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2030 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2030 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	27.6%	N/A	N/A	N/A	N/A	N/A	4.0%	3.9%	5.7%	19.3%	36.6%	2.9%
01/01/14 to 12/31/14	27.5	N/A	N/A	N/A	N/A	N/A	4.0	3.9	6.1	19.8	35.8	2.9
01/01/15 to 12/31/15	21.8	N/A	N/A	N/A	N/A	N/A	3.4	3.9	7.7	22.2	38.5	2.5
01/01/16 to 12/31/16	24.5	N/A	N/A	N/A	N/A	N/A	3.6	3.9	7.6	21.9	36.0	2.5
01/01/17 to 12/31/17	25.9	N/A	N/A	N/A	N/A	N/A	4.0	3.9	7.4	21.4	35.0	2.4
01/01/18 to 12/31/18	27.1	N/A	N/A	N/A	N/A	N/A	4.2	N/A	7.5	22.5	36.2	2.5
01/01/19 to 12/31/19	27.0	N/A	N/A	N/A	N/A	N/A	6.0	N/A	3.1	25.2	36.0	2.7
01/01/20 to 12/31/20	29.9	N/A	N/A	N/A	N/A	N/A	6.2	N/A	3.0	23.9	34.5	2.5
01/01/21 to 12/31/21	32.1	N/A	N/A	N/A	N/A	N/A	6.5	N/A	2.9	22.9	33.1	2.5
01/01/22 to 12/31/22	16.9	2.5%	4.6%	2.4%	2.7%	5.2%	6.7	N/A	2.7	21.1	32.9	2.3

See “About Fund Performance” for descriptions of the indexes.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2030 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(15.83)%	N/A	4.12%	N/A	6.11%	N/A
Investor A	(15.98)	(20.39)%	3.87	2.75%	5.86	5.29%
Investor C	(16.62)	(17.44)	3.06	3.06	5.20	5.20
Class K	(15.63)	N/A	4.35	N/A	6.39	N/A
Class R	(16.21)	N/A	3.64	N/A	5.62	N/A

LifePath Dynamic 2030 Fund Custom Benchmark	(16.32)	N/A	3.81	N/A	5.97	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	57.9%
Fixed-Income Funds	38.5
Money Market Funds	6.1
Liabilities in Excess of Other Assets	(2.5)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	34.3%
Advantage CoreAlpha Bond Master Portfolio	11.1
International Tilts Master Portfolio	10.6
Master Total Return Portfolio	8.4
iShares Core U.S. Aggregate Bond ETF	8.2
iShares TIPS Bond ETF	6.9
BlackRock Tactical Opportunities Fund, Class K	5.0
iShares MSCI EAFE Small-Cap ETF	3.6
BlackRock Advantage Emerging Markets Fund, Class K	3.5
BlackRock Cash Funds: Institutional, SL Agency Shares	3.4

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2035 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2035 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2035 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2035 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2035 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
01/01/13 to 12/31/13	22.1%	N/A	N/A	N/A	N/A	N/A	2.9%	3.9%	6.9%	21.3%	40.3%	2.6%
01/01/14 to 12/31/14	21.4	N/A	N/A	N/A	N/A	N/A	2.8	3.9	7.6	22.2	39.6	2.5
01/01/15 to 12/31/15	13.2	N/A	N/A	N/A	N/A	N/A	1.9	3.9	9.8	25.4	43.6	2.2
01/01/16 to 12/31/16	14.7	N/A	N/A	N/A	N/A	N/A	2.2	3.9	9.9	25.1	42.1	2.1
01/01/17 to 12/31/17	17.1	N/A	N/A	N/A	N/A	N/A	2.5	4.0	10.0	24.6	40.1	1.7
01/01/18 to 12/31/18	18.4	N/A	N/A	N/A	N/A	N/A	2.7	N/A	10.3	25.5	41.3	1.8
01/01/19 to 12/31/19	17.1	N/A	N/A	N/A	N/A	N/A	4.6	N/A	3.7	30.4	41.8	2.4
01/01/20 to 12/31/20	19.7	N/A	N/A	N/A	N/A	N/A	4.9	N/A	3.6	29.1	40.6	2.1
01/01/21 to 12/31/21	21.8	N/A	N/A	N/A	N/A	N/A	5.2	N/A	3.5	28.0	39.6	1.9
01/01/22 to 12/31/22	11.7	1.8%	2.5%	2.3%	2.0%	3.6%	5.5	N/A	3.3	25.5	39.9	1.9

See “About Fund Performance” for descriptions of the indexes.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(16.56)%	N/A	4.57%	N/A	6.71%	N/A
Investor A	(16.79)	(21.16)%	4.29	3.18%	6.44	5.87%
Investor C	(17.38)	(18.19)	3.49	3.49	5.78	5.78
Class K	(16.32)	N/A	4.81	N/A	7.03	N/A
Class R	(16.91)	N/A	4.10	N/A	6.22	N/A

LifePath Dynamic 2035 Fund Custom Benchmark	(16.98)	N/A	4.37	N/A	6.62	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2035. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	67.4%
Fixed-Income Funds	26.4
Money Market Funds	9.8
Liabilities in Excess of Other Assets	(3.6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	40.3%
International Tilts Master Portfolio	11.8
Advantage CoreAlpha Bond Master Portfolio	6.4
iShares TIPS Bond ETF	5.5
BlackRock Cash Funds: Treasury, SL Agency Shares	5.1
BlackRock Tactical Opportunities Fund, Class K	4.9
Master Total Return Portfolio	4.8
iShares Core U.S. Aggregate Bond ETF	4.7
BlackRock Cash Funds: Institutional, SL Agency Shares	4.7
iShares MSCI EAFE Small-Cap ETF	4.6

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2040 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”). Prior toJuly 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2040 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2040 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2040 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2040 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	17.3%	N/A	N/A	N/A	N/A	N/A	1.7%	3.9%	8.1%	23.1%	43.6%	2.3%
01/01/14 to 12/31/14	16.1	N/A	N/A	N/A	N/A	N/A	1.6	3.9	9.0	24.2	42.9	2.3
01/01/15 to 12/31/15	5.7	N/A	N/A	N/A	N/A	N/A	0.7	4.1	12.1	28.1	47.3	2.0
01/01/16 to 12/31/16	8.4	N/A	N/A	N/A	N/A	N/A	0.9	4.1	12.1	28.0	44.0	2.5
01/01/17 to 12/31/17	9.2	N/A	N/A	N/A	N/A	N/A	1.2	4.1	12.3	27.6	44.4	1.2
01/01/18 to 12/31/18	10.3	N/A	N/A	N/A	N/A	N/A	1.4	N/A	12.8	28.2	46.0	1.3
01/01/19 to 12/31/19	8.4	N/A	N/A	N/A	N/A	N/A	3.0	N/A	4.2	35.2	47.0	2.2
01/01/20 to 12/31/20	10.8	N/A	N/A	N/A	N/A	N/A	3.2	N/A	4.1	33.9	46.2	1.8
01/01/21 to 12/31/21	12.6	N/A	N/A	N/A	N/A	N/A	3.6	N/A	4.0	32.7	45.7	1.4
01/01/22 to 12/31/22	7.0	0.8%	0.9%	2.2%	1.2%	2.2%	4.0	N/A	3.9	29.7	46.7	1.4

See “About Fund Performance” for descriptions of the indexes.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2040 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(17.09)%	N/A	4.99%	N/A	7.26%	N/A
Investor A	(17.32)	(21.66)%	4.72	3.60%	7.00	6.42%
Investor C	(17.94)	(18.74)	3.91	3.91	6.33	6.33
Class K	(16.90)	N/A	5.22	N/A	7.54	N/A
Class R	(17.48)	N/A	4.50	N/A	6.76	N/A

LifePath Dynamic 2040 Fund Custom Benchmark	(17.60)	N/A	4.84	N/A	7.18	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	79.1%
Fixed-Income Funds	17.1
Money Market Funds	9.1
Liabilities in Excess of Other Assets	(5.3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	47.9%
International Tilts Master Portfolio	14.6
BlackRock Cash Funds: Institutional, SL Agency Shares	6.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.4
BlackRock Tactical Opportunities Fund, Class K	5.1
iShares MSCI EAFE Small-Cap ETF	4.9
BlackRock Advantage Emerging Markets Fund, Class K	4.7
iShares TIPS Bond ETF	3.9
BlackRock Cash Funds: Treasury, SL Agency Shares	3.1
Advantage CoreAlpha Bond Master Portfolio	2.7

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath® Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2045 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2045 Fund Custom Benchmark is more representative of the sectors in which the LifePath Index 2045 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2045 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2045 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
01/01/13 to 12/31/13	13.5%	N/A	N/A	N/A	N/A	N/A	N/A	3.9%	9.1%	24.8%	46.7%	2.0%
01/01/14 to 12/31/14	12.5	N/A	N/A	N/A	N/A	N/A	N/A	3.9	10.1	25.9	45.6	2.0
01/01/15 to 12/31/15	1.8	N/A	N/A	N/A	N/A	N/A	0.2%	4.2	13.4	29.6	48.8	2.0
01/01/16 to 12/31/16	2.3	N/A	N/A	N/A	N/A	N/A	0.2	4.3	13.6	29.8	48.0	1.8
01/01/17 to 12/31/17	3.4	N/A	N/A	N/A	N/A	N/A	0.3	4.3	14.4	29.9	46.7	1.0
01/01/18 to 12/31/18	4.0	N/A	N/A	N/A	N/A	N/A	0.4	N/A	15.0	30.6	48.9	1.1
01/01/19 to 12/31/19	3.0	N/A	N/A	N/A	N/A	N/A	1.4	N/A	4.6	38.5	50.5	2.0
01/01/20 to 12/31/20	4.3	N/A	N/A	N/A	N/A	N/A	1.6	N/A	4.5	37.6	50.5	1.5
01/01/21 to 12/31/21	5.3	N/A	N/A	N/A	N/A	N/A	1.9	N/A	4.5	36.6	50.6	1.1
01/01/22 to 12/31/22	3.1	0.0%	0.0%	2.1%	0.3%	1.0%	2.2	N/A	4.4	33.3	52.5	1.1

See “About Fund Performance” for descriptions of the indexes.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(17.68)%	N/A	5.13%	N/A	7.58%	N/A
Investor A	(17.89)	(22.20)%	4.86	3.74%	7.31	6.73%
Investor C	(18.51)	(19.31)	4.06	4.06	6.65	6.65
Class K	(17.44)	N/A	5.38	N/A	7.86	N/A
Class R	(18.03)	N/A	4.65	N/A	7.08	N/A

LifePath Dynamic 2045 Fund Custom Benchmark	(18.08)	N/A	5.21	N/A	7.64	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2045. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	85.4%
Money Market Funds	10.4
Fixed-Income Funds	8.7
Liabilities in Excess of Other Assets	(4.5)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	52.9%
International Tilts Master Portfolio	15.7
BlackRock Cash Funds: Institutional, SL Agency Shares	5.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.4
iShares MSCI EAFE Small-Cap ETF	5.3
BlackRock Tactical Opportunities Fund, Class K	5.0
BlackRock Cash Funds: Treasury, SL Agency Shares	4.9
BlackRock Advantage Emerging Markets Fund, Class K	3.9
iShares Developed Real Estate Index Fund, Class K	2.6
iShares TIPS Bond ETF	2.2

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2050 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2050 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2050 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2050 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2050 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	8.2%	N/A	N/A	N/A	N/A	N/A	N/A	4.0%	10.1%	26.3%	49.6%	1.8%

01/01/14 to 12/31/14	8.2	N/A	N/A	N/A	N/A	N/A	N/A	3.9	11.0	27.3	47.8	1.8

01/01/15 to 12/31/15	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.2	13.7	29.9	49.2	2.0

01/01/16 to 12/31/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.1	30.3	48.4	1.8

01/01/17 to 12/31/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.3	15.3	30.9	47.5	1.0

01/01/18 to 12/31/18	1.2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.0	31.7	50.1	1.0

01/01/19 to 12/31/19	1.0	N/A	N/A	N/A	N/A	N/A	0.4%	N/A	4.8	39.9	52.0	1.9

01/01/20 to 12/31/20	1.3	N/A	N/A	N/A	N/A	N/A	0.5	N/A	4.7	39.5	52.7	1.3

01/01/21 to 12/31/21	1.6	N/A	N/A	N/A	N/A	N/A	0.6	N/A	4.7	38.8	53.3	1.0

01/01/22 to 12/31/22	1.0	0.0%	0.0%	1.0%	0.0%	0.0%	0.8	N/A	4.7	35.6	55.9	1.0

See “About Fund Performance” for descriptions of the indexes.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2050 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(18.71)%	N/A	5.03%	N/A	7.70%	N/A
Investor A	(18.90)	(23.16)%	4.78	3.66%	7.43	6.86%
Investor C	(19.50)	(20.29)	3.97	3.97	6.76	6.76
Class K	(18.47)	N/A	5.28	N/A	7.98	N/A
Class R	(19.05)	N/A	4.57	N/A	7.20	N/A

LifePath Dynamic 2050 Fund Custom Benchmark	(18.34)	N/A	5.40	N/A	7.91	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	91.2%
Money Market Funds	9.7
Fixed-Income Funds	4.3
Liabilities in Excess of Other Assets	(5.2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	55.8%
International Tilts Master Portfolio	16.4
BlackRock Cash Funds: Institutional, SL Agency Shares	5.9
iShares MSCI EAFE Small-Cap ETF	5.7
BlackRock Advantage Emerging Markets Fund, Class K	5.5
BlackRock Tactical Opportunities Fund, Class K	5.0
BlackRock Cash Funds: Treasury, SL Agency Shares	3.8
iShares Developed Real Estate Index Fund, Class K	2.8
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.5
BlackRock High Yield Bond Portfolio, Class K	1.0

F U N D S U M M A R Y	19

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

(b)

The LifePath Dynamic 2055 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2055 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2055 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2055 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2055 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. AggregateBond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/13 to 12/31/13	3.1%	N/A	N/A	N/A	N/A	N/A	N/A	4.1%	11.5%	27.8%	51.7%	1.8%

01/01/14 to 12/31/14	4.0	N/A	N/A	N/A	N/A	N/A	N/A	4.0	12.2	28.6	49.4	1.8

01/01/15 to 12/31/15	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.2	13.7	29.9	49.2	2.0

01/01/16 to 12/31/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.1	30.4	48.3	1.8

01/01/17 to 12/31/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.3	15.3	30.9	47.5	1.0

01/01/18 to 12/31/18	1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.8	50.1	1.0

01/01/19 to 12/31/19	0.8	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	4.8	40.2	52.0	2.0

01/01/20 to 12/31/20	0.8	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	0.9	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	39.3	53.8	1.0

01/01/22 to 12/31/22	0.5	0.0%	0.0%	0.4%	0.0%	0.0%	0.2	N/A	4.8	36.3	56.8	1.0

See “About Fund Performance” for descriptions of the indexes.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(18.75)%	N/A	5.17%	N/A	7.86%	N/A
Investor A	(18.90)	(23.16)%	4.92	3.80%	7.60	7.02%
Investor C	(19.53)	(20.32)	4.10	4.10	6.94	6.94
Class K	(18.49)	N/A	5.43	N/A	8.18	N/A
Class R	(19.09)	N/A	4.69	N/A	7.36	N/A

LifePath Dynamic 2055 Fund Custom Benchmark	(18.40)	N/A	5.44	N/A	8.05	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	1.06	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.76	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.69	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	2.13	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	0.61	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	0.80	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	1.12	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	2.99	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	3.98	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	12.37	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	9.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2055. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	91.3%
Money Market Funds	11.7
Fixed-Income Funds	2.0
Liabilities in Excess of Other Assets	(5.0)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	56.2%
International Tilts Master Portfolio	16.3
BlackRock Cash Funds: Treasury, SL Agency Shares	5.9
BlackRock Cash Funds: Institutional, SL Agency Shares	5.8
BlackRock Advantage Emerging Markets Fund, Class K	5.7
iShares MSCI EAFE Small-Cap ETF	5.3
BlackRock Tactical Opportunities Fund, Class K	4.9
iShares Developed Real Estate Index Fund, Class K	2.9
BlackRock High Yield Bond Portfolio, Class K	1.1
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.7

F U N D S U M M A R Y	21

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on May 31, 2017.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

(b)

The LifePath Dynamic 2060 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2060 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2060 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2060 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2060 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

05/31/17 to 12/31/17	1.0%	N/A	N/A	N/A	N/A	N/A	N/A	4.3%	15.3%	30.9%	47.5%	1.0%

01/01/18 to 12/31/18	1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.8	50.1	1.0

01/01/19 to 12/31/19	1.0	N/A	N/A	N/A	N/A	N/A	0.1%	N/A	4.8	40.1	52.0	2.0

01/01/20 to 12/31/20	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	39.3	53.9	1.0

01/01/22 to 12/31/22	0.6	0.0%	0.0%	0.4%	0.0%	0.0%	0.1	N/A	4.8	36.3	56.8	1.0

(a)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

See “About Fund Performance” for descriptions of the indexes.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(18.64)%	N/A	4.90%	N/A	6.46%	N/A
Investor A	(18.88)	(23.14)%	4.62	3.50%	6.18	5.16%
Investor C	(19.48)	(20.28)	3.80	3.80	5.36	5.36
Class K	(18.51)	N/A	5.12	N/A	6.68	N/A
Class R	(19.04)	N/A	4.42	N/A	5.97	N/A

LifePath Dynamic 2060 Fund Custom Benchmark	(18.40)	N/A	5.44	N/A	6.82	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	0.22	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	1.08	N/A	1.16	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	0.46	N/A	0.36	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(0.77)	N/A	0.44	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(2.19)	N/A	(1.39)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(0.43)	N/A	(0.26)	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	2.11	N/A	2.10	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(0.23)	N/A	0.85	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	0.85	N/A	2.85	N/A
Russell 1000® Index	(19.13)	N/A	9.13	N/A	10.38	N/A
Russell 2000® Index	(20.44)	N/A	4.13	N/A	5.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	88.0%
Money Market Funds	13.4
Fixed-Income Funds	1.9
Liabilities in Excess of Other Assets	(3.3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	51.5%
International Tilts Master Portfolio	15.7
BlackRock Cash Funds: Treasury, SL Agency Shares	9.3
BlackRock Advantage Emerging Markets Fund, Class K	5.4
BlackRock Tactical Opportunities Fund, Class K	4.7
BlackRock Cash Funds: Institutional, SL Agency Shares	4.1
iShares MSCI EAFE Small-Cap ETF	3.2
iShares MSCI Canada ETF	2.9
iShares Developed Real Estate Index Fund, Class K	2.8
iShares MSCI EAFE ETF	1.3

F U N D S U M M A R Y	23

Fund Summary as of December 31, 2022	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on October 30, 2019.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2065 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”). Prior to July 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark was comprised of the Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. EffectiveJuly 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. The investment adviser believes that the updated LifePath Dynamic 2065 Fund Custom Benchmark is more representative of the sectors in which the LifePath Dynamic 2065 Fund invests. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2065 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2065 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

10/30/19 to 12/31/19	1.0%	N/A	N/A	N/A	N/A	N/A	0.0%	4.8%	40.2%	52.0%	2.0%

01/01/20 to 12/31/20	1.0	N/A	N/A	N/A	N/A	N/A	0.0	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	1.1	N/A	N/A	N/A	N/A	N/A	0.0	4.8	39.3	53.8	1.0

01/01/22 to 12/31/22	0.6	0.0%	0.0%	0.5%	0.0%	0.0%	0.0	4.8	36.3	56.8	1.0

(a)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

See “About Fund Performance” for descriptions of the indexes.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock LifePath® Dynamic 2065 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(18.55)%	N/A	4.75%	N/A
Investor A	(18.71)	(22.98)%	4.50	2.74%
Investor C	(19.38)	(20.17)	3.70	3.70
Class K	(18.37)	N/A	4.99	N/A
Class R	(18.92)	N/A	4.26	N/A

LifePath Dynamic 2065 Fund Custom Benchmark	(18.40)	N/A	5.36	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	(2.45)	N/A
Bloomberg U.S. Intermediate Credit Bond Index	(9.10)	N/A	(0.93)	N/A
Bloomberg U.S. Intermediate Government Bond Index	(7.73)	N/A	(1.27)	N/A
Bloomberg U.S. Long Credit Bond Index	(25.29)	N/A	(4.96)	N/A
Bloomberg U.S. Long Government Bond Index	(29.19)	N/A	(7.48)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	(11.67)	N/A	(2.75)	N/A
Bloomberg U.S. TIPS Index (Series-L)	(11.85)	N/A	1.49	N/A
FTSE EPRA Nareit Developed Index	(25.09)	N/A	(4.84)	N/A
MSCI ACWI ex USA IMI Index	(16.58)	N/A	1.91	N/A
Russell 1000® Index	(19.13)	N/A	9.07	N/A
Russell 2000® Index	(20.44)	N/A	4.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	87.5%
Money Market Funds	17.5
Fixed-Income Funds	2.0
Liabilities in Excess of Other Assets	(7.0)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	53.2%
International Tilts Master Portfolio	12.8
BlackRock Cash Funds: Institutional, SL Agency Shares	8.8
BlackRock Cash Funds: Treasury, SL Agency Shares	8.7
BlackRock Advantage Emerging Markets Fund, Class K	5.4
BlackRock Tactical Opportunities Fund, Class K	4.9
iShares MSCI EAFE Small-Cap ETF	3.4
iShares MSCI Canada ETF	2.9
iShares Developed Real Estate Index Fund, Class K	2.6
iShares MSCI EAFE ETF	1.3

F U N D S U M M A R Y	25

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s voluntary waivers, if any, the Manager and Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each LifePath Dynamic Fund’s contractual waivers, if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2022, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index. Effective July 29, 2022, Bloomberg U.S. Aggregate Bond Index was removed from the LifePath Dynamic Funds’ custom benchmark.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Intermediate Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. The Bloomberg U.S. Intermediate Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater 1 year and less than 10 years. The Bloomberg U.S. Long Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 10 years. The Bloomberg U.S. Long Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater than 10 years. The Bloomberg U.S. Securitized: MBS, ABS and CMBS Index measures the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, asset backed securities and commercial mortgage backed securities. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 93% of the U.S. market. The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath Dynamic Retirement Fund
Institutional	$ 1,000.00	$ 998.40	$ 2.37	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%
Investor A	1,000.00	998.10	3.63	1,000.00	1,021.58	3.67	0.72
Investor C	1,000.00	992.90	7.38	1,000.00	1,017.80	7.48	1.47
Class K	1,000.00	999.50	1.11	1,000.00	1,024.10	1.12	0.22
Class R	1,000.00	996.20	4.63	1,000.00	1,020.57	4.69	0.92
LifePath Dynamic 2025 Fund
Institutional	1,000.00	999.60	2.47	1,000.00	1,022.74	2.50	0.49
Investor A	1,000.00	997.90	3.73	1,000.00	1,021.48	3.77	0.74
Investor C	1,000.00	994.50	7.49	1,000.00	1,017.69	7.58	1.49
Class K	1,000.00	1,000.40	1.21	1,000.00	1,024.00	1.22	0.24
Class R	1,000.00	997.00	4.78	1,000.00	1,020.42	4.84	0.95
LifePath Dynamic 2030 Fund
Institutional	1,000.00	1,007.30	2.43	1,000.00	1,022.79	2.45	0.48
Investor A	1,000.00	1,006.80	3.69	1,000.00	1,021.53	3.72	0.73
Investor C	1,000.00	1,003.10	7.47	1,000.00	1,017.74	7.53	1.48
Class K	1,000.00	1,008.20	1.11	1,000.00	1,024.10	1.12	0.22
Class R	1,000.00	1,004.80	4.70	1,000.00	1,020.52	4.74	0.93
LifePath Dynamic 2035 Fund
Institutional	1,000.00	1,010.10	2.33	1,000.00	1,022.89	2.35	0.46
Investor A	1,000.00	1,008.60	3.59	1,000.00	1,021.63	3.62	0.71
Investor C	1,000.00	1,004.80	7.38	1,000.00	1,017.85	7.43	1.46
Class K	1,000.00	1,011.40	1.06	1,000.00	1,024.15	1.07	0.21
Class R	1,000.00	1,007.80	4.66	1,000.00	1,020.57	4.69	0.92
LifePath Dynamic 2040 Fund
Institutional	1,000.00	1,018.20	2.29	1,000.00	1,022.94	2.29	0.45
Investor A	1,000.00	1,017.10	3.56	1,000.00	1,021.68	3.57	0.70
Investor C	1,000.00	1,013.00	7.41	1,000.00	1,017.85	7.43	1.46
Class K	1,000.00	1,019.50	1.02	1,000.00	1,024.20	1.02	0.20
Class R	1,000.00	1,015.70	4.62	1,000.00	1,020.62	4.63	0.91
LifePath Dynamic 2045 Fund
Institutional	1,000.00	1,022.10	2.29	1,000.00	1,022.94	2.29	0.45
Investor A	1,000.00	1,020.70	3.57	1,000.00	1,021.68	3.57	0.70
Investor C	1,000.00	1,016.80	7.37	1,000.00	1,017.90	7.38	1.45
Class K	1,000.00	1,023.90	1.02	1,000.00	1,024.20	1.02	0.20
Class R	1,000.00	1,020.10	4.63	1,000.00	1,020.62	4.63	0.91
LifePath Dynamic 2050 Fund
Institutional	1,000.00	1,020.70	2.39	1,000.00	1,022.84	2.40	0.47
Investor A	1,000.00	1,019.70	3.67	1,000.00	1,021.58	3.67	0.72
Investor C	1,000.00	1,015.50	7.47	1,000.00	1,017.80	7.48	1.47
Class K	1,000.00	1,022.30	1.12	1,000.00	1,024.10	1.12	0.22
Class R	1,000.00	1,018.70	4.68	1,000.00	1,020.57	4.69	0.92
LifePath Dynamic 2055 Fund
Institutional	1,000.00	1,021.90	2.40	1,000.00	1,022.84	2.40	0.47
Investor A	1,000.00	1,020.70	3.67	1,000.00	1,021.58	3.67	0.72
Investor C	1,000.00	1,016.90	7.47	1,000.00	1,017.80	7.48	1.47
Class K	1,000.00	1,023.60	1.12	1,000.00	1,024.10	1.12	0.22
Class R	1,000.00	1,019.40	4.68	1,000.00	1,020.57	4.69	0.92
LifePath Dynamic 2060 Fund
Institutional	1,000.00	1,022.20	2.34	1,000.00	1,022.89	2.35	0.46
Investor A	1,000.00	1,020.40	3.62	1,000.00	1,021.63	3.62	0.71
Investor C	1,000.00	1,016.80	7.42	1,000.00	1,017.85	7.43	1.46
Class K	1,000.00	1,023.10	1.02	1,000.00	1,024.20	1.02	0.20
Class R	1,000.00	1,019.50	4.63	1,000.00	1,020.62	4.63	0.91
LifePath Dynamic 2065 Fund
Institutional	1,000.00	1,023.30	2.29	1,000.00	1,022.94	2.29	0.45

D I S C L O S U R E O F E X P E N S E S	27

Disclosure of Expenses (continued)

	Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period (a)	Annualized Expense Ratio

Investor A	$ 1,000.00	$ 1,023.30	$ 3.57	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Investor C	1,000.00	1,018.30	7.38	1,000.00	1,017.90	7.38	1.45
Class K	1,000.00	1,024.30	1.02	1,000.00	1,024.20	1.02	0.20
Class R	1,000.00	1,021.30	4.59	1,000.00	1,020.67	4.58	0.90

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the LifePath Dynamic Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	29

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 39.6%
BlackRock Advantage Emerging Markets Fund, Class K	543,955	$4,862,956
BlackRock Tactical Opportunities Fund, Class K	729,450	10,518,675
Diversified Equity Master Portfolio	$44,883,274	44,883,274
International Tilts Master Portfolio	$13,959,667	13,959,667
iShares Developed Real Estate Index Fund, Class K	103,959	925,233
iShares MSCI EAFE Small-Cap ETF(b)	89,072	5,030,786

		80,180,591

Fixed-Income Funds — 54.2%
Advantage CoreAlpha Bond Master Portfolio	$36,823,399	36,823,399
BlackRock High Yield Bond Portfolio, Class K	345,439	2,293,716
iShares Core U.S. Aggregate Bond ETF(b)	279,942	27,151,575
iShares TIPS Bond ETF	149,232	15,884,254
Master Total Return Portfolio	$27,630,376	27,630,376

		109,783,320

Security	Shares	Value

Money Market Funds — 10.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	10,167,424	$10,170,474
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	12,049,934	12,049,934

		22,220,408

Total Investments — 104.7% (Cost: $152,956,433)		212,184,319
Liabilities in Excess of Other Assets — (4.7)%		(9,559,176)

Net Assets — 100.0%		$202,625,143

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$55,070,280	$—		$(9,584,993	)(a)(b)	$(4,417,480)	$(4,244,408)	$36,823,399	$36,823,399	$1,152,248		$—
BlackRock Advantage Emerging Markets Fund, Class K	11,776,496	—		(3,993,504	)(a)	(646,360)	(2,273,676)	4,862,956	543,955	184,046		—
BlackRock Cash Funds: Institutional, SL Agency Shares	7,813,537	2,380,636	(a)	—		(25,670)	1,971	10,170,474	10,167,424	37,869	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,135,736	7,914,198	(a)	—		—	—	12,049,934	12,049,934	157,919		—
BlackRock High Yield Bond Portfolio, Class K	—	2,246,194	(a)	—		—	47,522	2,293,716	345,439	37,365		—
BlackRock Tactical Opportunities Fund, Class K	16,072,201	—		(5,825,912	)(a)	105,305	167,081	10,518,675	729,450	363,972		—
Diversified Equity Master Portfolio	69,392,534	—		(11,664,715	)(a)(b)	1,018,387	(13,862,932)	44,883,274	$44,883,274	577,506		—
International Tilts Master Portfolio	16,178,960	458,474	(a)(b)	—		(1,197,091)	(1,480,676)	13,959,667	$13,959,667	458,474		—
iShares Core U.S. Aggregate Bond ETF	47,008,033	3,492,066		(16,978,657)		(2,490,341)	(3,879,526)	27,151,575	279,942	791,280		—
iShares Developed Real Estate Index Fund, Class K	7,152,836	425,876		(4,831,209)		(865,671)	(956,599)	925,233	103,959	51,875		—
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	5,297,885	—		(4,581,454)		(792,205)	75,774	—	—	63,031		—
iShares MSCI EAFE Small-Cap ETF	6,510,272	—		—		—	(1,479,486)	5,030,786	89,072	100,204		—
iShares TIPS Bond ETF	24,067,634	710,001		(4,895,148)		88,182	(4,086,415)	15,884,254	149,232	1,276,047		—
Master Total Return Portfolio	39,411,367	—		(5,781,842	)(a)(b)	(2,754,579)	(3,244,570)	27,630,376	$27,630,376	683,057		—

						$(11,977,523)	$(35,215,940)	$212,184,319		$5,934,893		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	16	03/16/23	$2,765	$(98,546)
MSCI EAFE Index	23	03/17/23	2,242	(55,218)
MSCI Emerging Markets Index	63	03/17/23	3,022	(81,003)
Russell 2000 E-Mini Index	75	03/17/23	6,641	(238,256)
S&P 500 E-Mini Index	21	03/17/23	4,054	(143,353)
S&P 500 Micro E-Mini Index	183	03/17/23	3,533	(37,831)
10-Year U.S. Treasury Note	57	03/22/23	6,392	(33,153)
U.S. Long Bond	26	03/22/23	3,242	(66,192)
5-Year U.S. Treasury Note	81	03/31/23	8,734	(48,751)

				(802,303)

Short Contracts
Ultra U.S. Treasury Bond	5	03/22/23	668	1,611

				$(800,692)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD 3,195,169	USD	2,375,460	Morgan Stanley & Co. International PLC	03/15/23	$(14,338)
USD 39,243	EUR	37,000	Deutsche Bank AG	03/15/23	(554)
USD 205,323	JPY	27,289,000	Bank of America N.A.	03/15/23	(4,558)

					$(19,450)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,611	$—	$1,611

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$654,207	$—	$148,096	$—	$802,303
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	19,450	—	—	19,450

	$—	$—	$654,207	$19,450	$148,096	$—	$821,753

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic Retirement Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(695,264)	$—	$582,708	$—	$(112,556)
Forward foreign currency exchange contracts	—	—	—	(444,327)	—	—	(444,327)

	$—	$—	$(695,264)	$(444,327)	$582,708	$—	$(556,883)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,042,502)	$—	$(120,032)	$—	$(1,162,534)
Forward foreign currency exchange contracts	—	—	—	(118,197)	—	—	(118,197)

	$—	$—	$(1,042,502)	$(118,197)	$(120,032)	$—	$(1,280,731)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,553,899
Average notional value of contracts — short	$15,113,265
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,417,552
Average amounts sold — in USD	$6,675,035

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$189,191
Forward foreign currency exchange contracts	—	19,450

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	208,641

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(189,191)

Total derivative assets and liabilities subject to an MNA	$—	$19,450

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Bank of America N.A.	$4,558	$—	$—	$—	$4,558
Deutsche Bank AG	554	—	—	—	554
Morgan Stanley & Co. International PLC	14,338	—	—	—	14,338

	$19,450	$—	$—	$—	$19,450

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic Retirement Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$21,337,650	$—	$—	$21,337,650
Fixed-Income Funds	45,329,545	—	—	45,329,545
Money Market Funds	22,220,408	—	—	22,220,408

	$88,887,603	$—	$—	88,887,603

Investments Valued at NAV(a)				123,296,716

				$212,184,319

Derivative Financial Instruments(b)
Assets
Interest Rate Contracts	$1,611	$—	$—	$1,611
Liabilities
Equity Contracts	(654,207)	—	—	(654,207)
Foreign Currency Exchange Contracts	—	(19,450)	—	(19,450)
Interest Rate Contracts	(148,096)	—	—	(148,096)

	$(800,692)	$(19,450)	$—	$(820,142)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 44.6%
BlackRock Advantage Emerging Markets Fund, Class K	192,520	$1,721,128
BlackRock Tactical Opportunities Fund, Class K	274,415	3,957,066
Diversified Equity Master Portfolio	$20,677,976	20,677,976
International Tilts Master Portfolio	$6,121,791	6,121,791
iShares Developed Real Estate Index Fund, Class K	11,233	99,974
iShares MSCI EAFE Small-Cap ETF(b)	33,192	1,874,683

		34,452,618

Fixed-Income Funds — 49.9%
Advantage CoreAlpha Bond Master Portfolio	$12,933,897	12,933,897
BlackRock High Yield Bond Portfolio, Class K	115,217	765,042
iShares Core U.S. Aggregate Bond ETF(b)	98,403	9,544,108
iShares TIPS Bond ETF(b)	53,744	5,720,511
Master Total Return Portfolio	$9,661,315	9,661,315

		38,624,873

Security	Shares	Value

Money Market Funds — 7.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	2,272,898	$2,273,580
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	3,446,028	3,446,028

		5,719,608

Total Investments — 101.9% (Cost: $80,655,634)		78,797,099

Liabilities in Excess of Other Assets — (1.9)%		(1,457,306)

Net Assets — 100.0%		$77,339,793

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$16,890,298	$—		$(1,009,226	)(a)(b)	$(1,456,183)	$(1,490,992)	$12,933,897	$12,933,897	$390,066		$—
BlackRock Advantage Emerging Markets Fund, Class K	5,962,749	—		(2,692,406	)(a)	(744,435)	(804,780)	1,721,128	192,520	65,159		—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,472,571	—		(3,193,373	)(a)	(6,573)	955	2,273,580	2,272,898	14,952(c	)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,272,517	—		(826,489	)(a)	—	—	3,446,028	3,446,028	41,518		—
BlackRock High Yield Bond Portfolio, Class K	—	746,032	(a)	—		2,839	16,171	765,042	115,217	13,458		—
BlackRock Tactical Opportunities Fund, Class K	5,969,512	—		(2,126,446	)(a)	35,197	78,803	3,957,066	274,415	136,924		—
Diversified Equity Master Portfolio	33,067,999	—		(6,269,985	)(a)(b)	(430,351)	(5,689,687)	20,677,976	$20,677,976	274,936		—
International Tilts Master Portfolio	9,029,397	—		(1,245,366	)(a)(b)	(895,267)	(766,973)	6,121,791	$6,121,791	250,736		—
iShares Core U.S. Aggregate Bond ETF	14,468,538	1,056,865		(3,832,823)		(694,671)	(1,453,801)	9,544,108	98,403	272,466		—
iShares Developed Real Estate Index
Fund, Class K	2,723,889	201,493		(2,149,177)		(285,162)	(391,069)	99,974	11,233	19,494		—
iShares iBoxx $ Investment Grade
Corporate Bond ETF(d)	1,359,523	—		(1,175,675)		(192,041)	8,193	—	—	16,175		—
iShares MSCI EAFE Small-Cap ETF	3,498,234	—		(746,803)		(173,584)	(703,164)	1,874,683	33,192	53,843		—
iShares TIPS Bond ETF	8,664,023	1,065,549		(2,523,649)		(288,415)	(1,196,997)	5,720,511	53,744	475,749		—
Master Total Return Portfolio	11,677,402	34,488	(a)(b)	—		(924,404)	(1,126,171)	9,661,315	$9,661,315	226,777		—

						$(6,053,050)	$(13,519,512)	$78,797,099		$2,252,253		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	6	03/16/23	$1,037	$(36,953)
MSCI EAFE Index	8	03/17/23	780	(19,206)
MSCI Emerging Markets Index	45	03/17/23	2,159	(57,850)
Russell 2000 E-Mini Index	25	03/17/23	2,214	(78,887)
S&P 500 E-Mini Index	8	03/17/23	1,544	(54,611)
S&P 500 Micro E-Mini Index	27	03/17/23	521	(998)
10-Year U.S. Treasury Note	15	03/22/23	1,682	(8,724)
U.S. Long Bond	12	03/22/23	1,496	(25,778)
Ultra U.S. Treasury Bond	6	03/22/23	801	(15,293)
5-Year U.S. Treasury Note	7	03/31/23	755	(11,658)

				$(309,958)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY 3,359,000	USD	25,273	Bank of America N.A.	03/15/23	$561

CAD 1,611,518	USD	1,197,796	Morgan Stanley & Co. International PLC	03/15/23	(6,938)
USD 13,788	EUR	13,000	Deutsche Bank AG	03/15/23	(194)

					(7,132)

					$(6,571)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$561	$—	$—	$561

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$248,505	$—	$61,453	$—	$309,958
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,132	—	—	7,132

	$—	$—	$248,505	$7,132	$61,453	$—	$317,090

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2025 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(22,069)	$—	$163,158	$—	$141,089
Forward foreign currency exchange contracts	—	—	—	(192,807)	—	—	(192,807)

	$—	$—	$(22,069)	$(192,807)	$163,158	$—	$(51,718)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(378,992)	$—	$(77,414)	$—	$(456,406)
Forward foreign currency exchange contracts	—	—	—	(47,188)	—	—	(47,188)

	$—	$—	$(378,992)	$(47,188)	$(77,414)	$—	$(503,594)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,392,922
Average notional value of contracts — short	$5,782,432
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,622,077
Average amounts sold — in USD	$2,903,085

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$93,379
Forward foreign currency exchange contracts	561	7,132

Total derivative assets and liabilities in the Statements of Assets and Liabilities	561	100,511

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(93,379)

Total derivative assets and liabilities subject to an MNA	$561	$7,132

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Bank of America N.A.	$561	$—	$—	$—	$561

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$194	$—	$—	$—	$194
Morgan Stanley & Co. International PLC	6,938	—	—	—	6,938

	$7,132	$—	$—	$—	$7,132

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2025 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$7,652,851	$—	$—	$7,652,851
Fixed-Income Funds	16,029,661	—	—	16,029,661
Money Market Funds	5,719,608	—	—	5,719,608

	$29,402,120	$—	$—	29,402,120

Investments Valued at NAV(a)				49,394,979

				$78,797,099

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$561	$—	$561
Liabilities
Equity Contracts	(248,505)	—	—	(248,505)
Foreign Currency Exchange Contracts	—	(7,132)	—	(7,132)
Interest Rate Contracts	(61,453)	—	—	(61,453)

	$(309,958)	$(6,571)	$—	$(316,529)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 57.9%
BlackRock Advantage Emerging Markets Fund, Class K	983,705	$8,794,319
BlackRock Tactical Opportunities Fund, Class K	882,961	12,732,302
Diversified Equity Master Portfolio	$86,456,694	86,456,694
International Tilts Master Portfolio	$26,770,164	26,770,164
iShares Developed Real Estate Index Fund, Class K	240,741	2,142,595
iShares MSCI EAFE Small-Cap ETF(b)	162,993	9,205,845

		146,101,919

Fixed-Income Funds — 38.5%
Advantage CoreAlpha Bond Master Portfolio	$28,061,565	28,061,565
BlackRock High Yield Bond Portfolio, Class K	412,940	2,741,923
iShares Core U.S. Aggregate Bond ETF	213,893	20,745,482
iShares iBoxx $ Investment Grade Corporate Bond ETF	68,056	7,175,144
iShares TIPS Bond ETF	162,397	17,285,537
Master Total Return Portfolio	$21,075,700	21,075,700

		97,085,351

Security	Shares	Value

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	8,569,042	$8,571,613
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	6,815,020	6,815,020

		15,386,633

Total Investments — 102.5% (Cost: $260,414,413)		258,573,903

Liabilities in Excess of Other Assets — (2.5)%		(6,205,703)

Net Assets — 100.0%		$252,368,200

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio	$35,607,173	$—		$(1,677,101	)(a)(b)	$(2,911,391)	$(2,957,116)	$28,061,565	$28,061,565	$804,014		$—
BlackRock Advantage Emerging Markets Fund, Class K	21,379,944	—		(7,084,848	)(a)	(1,821,171)	(3,679,606)	8,794,319	983,705	332,840		—
BlackRock Cash Funds: Institutional, SL Agency Shares	19,322,309	—		(10,733,369	)(a)	(20,159)	2,832	8,571,613	8,569,042	40,213	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,201,970	613,050	(a)	—		—	—	6,815,020	6,815,020	99,595		—
BlackRock High Yield Bond Portfolio, Class K	—	2,685,104	(a)	—		—	56,819	2,741,923	412,940	44,667		—
BlackRock Tactical Opportunities Fund, Class K	17,749,006	—		(5,348,843	)(a)	50,247	281,892	12,732,302	882,961	440,569		—
Diversified Equity Master Portfolio	116,363,571	—		(7,418,363	)(a)(b)	(456,935)	(22,031,579)	86,456,694	$86,456,694	1,023,138		—
International Tilts Master Portfolio	34,138,077	—		(1,447,806	)(a)(b)	(2,948,781)	(2,971,326)	26,770,164	$26,770,164	959,129		—
iShares Core U.S. Aggregate Bond ETF	30,329,651	—		(5,217,607)		(925,978)	(3,440,584)	20,745,482	213,893	562,620		—
iShares Developed Real Estate Index Fund, Class K	10,114,689	472,974		(5,894,304)		(1,475,979)	(1,074,785)	2,142,595	240,741	75,978		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,187,901	5,807,579		(676,618)		(220,416)	(923,302)	7,175,144	68,056	173,501		—
iShares MSCI EAFE Small-Cap ETF	13,638,155	—		(1,201,453)		(290,582)	(2,940,275)	9,205,845	162,993	209,913		—
iShares TIPS Bond ETF	21,841,777	3,331,966		(4,122,161)		(272,403)	(3,493,642)	17,285,537	162,397	1,213,221		—
Master Total Return Portfolio	25,389,129	—		(299,701	)(a)(b)	(1,857,619)	(2,156,109)	21,075,700	$21,075,700	462,757		—

						$(13,151,167)	$(45,326,781)	$258,573,903		$6,442,155		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts

S&P/TSE 60 Index	26	03/16/23	$4,493	$(160,140)

MSCI EAFE Index	18	03/17/23	1,754	(43,214)

MSCI Emerging Markets Index	128	03/17/23	6,140	(164,578)

Russell 2000 E-Mini Index	63	03/17/23	5,578	(198,755)

S&P 500 E-Mini Index	25	03/17/23	4,826	(170,659)

S&P 500 Micro E-Mini Index	190	03/17/23	3,668	(20,107)

10-Year U.S. Treasury Note	45	03/22/23	5,046	(26,173)

U.S. Long Bond	17	03/22/23	2,120	(47,130)

Ultra U.S. Treasury Bond	37	03/22/23	4,941	(28,982)

				$(859,738)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	5,498,116	USD	4,087,595	Morgan Stanley & Co. International PLC	03/15/23	$(24,673)

USD	44,545	EUR	42,000	Morgan Stanley & Co. International PLC	03/15/23	(630)

USD	170,957	JPY	22,723,000	Bank of America N.A.	03/15/23	(3,807)

						$(29,110)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$757,453	$—	$102,285	$—	$859,738

Forward foreign currency exchange contracts

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	29,110	—	—	29,110

	$—	$—	$757,453	$29,110	$102,285	$—	$888,848

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2030 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$617,126	$—	$849,590	$—	$1,466,716

Forward foreign currency exchange contracts	—	—	—	(588,274)	—	—	(588,274)

	$—	$—	$617,126	$(588,274)	$849,590	$—	$878,442

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(1,150,388)	$—	$(111,967)	$—	$(1,262,355)

Forward foreign currency exchange contracts	—	—	—	(96,705)	—	—	(96,705)

	$—	$—	$(1,150,388)	$(96,705)	$(111,967)	$—	$(1,359,060)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$40,670,947

Average notional value of contracts — short	$16,367,813

Forward foreign currency exchange contracts:

Average amounts purchased — in USD	$5,745,968

Average amounts sold — in USD	$10,231,799

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$—	$266,915

Forward foreign currency exchange contracts	—	29,110

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	296,025

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(266,915)

Total derivative assets and liabilities subject to an MNA	$—	$29,110

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Bank of America N.A	$3,807	$—	$—	$—	$3,807

Morgan Stanley & Co. International PLC	25,303	—	—	—	25,303

	$29,110	$—	$—	$—	$29,110

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$32,875,061	$—	$—	$32,875,061
Fixed-Income Funds	47,948,086	—	—	47,948,086
Money Market Funds	15,386,633	—	—	15,386,633

	$96,209,780	$—	$—	96,209,780

Investments Valued at NAV(a)				162,364,123

				$258,573,903

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(757,453)	$—	$—	$(757,453)
Foreign Currency Exchange Contracts	—	(29,110)	—	(29,110)
Interest Rate Contracts	(102,285)	—	—	(102,285)

	$(859,738)	$(29,110)	$—	$(888,848)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 67.4%
BlackRock Advantage Emerging Markets Fund, Class K	531,054	$4,747,624
BlackRock Tactical Opportunities Fund, Class K	379,522	5,472,714
Diversified Equity Master Portfolio	$44,677,848	44,677,848
International Tilts Master Portfolio	$13,143,743	13,143,743
iShares Developed Real Estate Index Fund, Class K	181,731	1,617,404
iShares MSCI EAFE Small-Cap ETF(b)	90,015	5,084,047

		74,743,380

Fixed-Income Funds — 26.4%
Advantage CoreAlpha Bond Master Portfolio	$7,129,318	7,129,318
BlackRock High Yield Bond Portfolio, Class K	180,823	1,200,667
iShares Core U.S. Aggregate Bond ETF	54,372	5,273,540
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,056	4,328,534
iShares TIPS Bond ETF	56,873	6,053,563
Master Total Return Portfolio	$5,338,301	5,338,301

		29,323,923

Security	Shares	Value

Money Market Funds — 9.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	5,241,256	$5,242,829
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	5,621,338	5,621,338

		10,864,167

Total Investments — 103.6% (Cost: $113,988,497)		114,931,470

Liabilities in Excess of Other Assets — (3.6)%		(4,045,562)

Net Assets — 100.0%		$110,885,908

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio	$9,268,834	$—		$(519,012	)(a)(b)	$(830,041)	$(790,463)	$7,129,318	$7,129,318	$219,977		$—
BlackRock Advantage Emerging Markets Fund, Class K	11,148,347	—		(3,511,511	)(a)	(1,488,489)	(1,400,723)	4,747,624	531,054	179,682		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,730,475	2,516,641	(a)	—		(4,751)	464	5,242,829	5,241,256	12,890	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,179,482	—		(558,144	)(a)	—	—	5,621,338	5,621,338	80,371		—
BlackRock High Yield Bond Portfolio, Class K	—	1,175,786	(a)	—		—	24,881	1,200,667	180,823	19,559		—
BlackRock Tactical Opportunities Fund, Class K	6,960,939	—		(1,644,244	)(a)	14,068	141,951	5,472,714	379,522	189,369		—
Diversified Equity Master Portfolio	57,118,326	—		(999,855	)(a)(b)	(2,440,601)	(9,000,022)	44,677,848	$44,677,848	523,185		—
International Tilts Master Portfolio	16,570,955	—		(568,543	)(a)(b)	(1,752,765)	(1,105,904)	13,143,743	$13,143,743	466,025		—
iShares Core U.S. Aggregate Bond ETF	7,862,964	452,202		(1,850,842)		(342,492)	(848,292)	5,273,540	54,372	150,632		—
iShares Developed Real Estate Index Fund, Class K	5,057,687	902,273		(3,019,358)		(631,377)	(691,821)	1,617,404	181,731	40,905		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	916,111	4,728,795		(721,766)		(229,654)	(364,952)	4,328,534	41,056	95,528		—
iShares MSCI EAFE Small-Cap ETF	6,579,196	—		—		—	(1,495,149)	5,084,047	90,015	101,265		—
iShares TIPS Bond ETF	7,541,533	1,405,212		(1,560,169)		(186,135)	(1,146,878)	6,053,563	56,873	426,533		—
Master Total Return Portfolio	6,463,902	11,908	(a)(b)	—		(522,088)	(615,421)	5,338,301	$5,338,301	130,902		—

						$(8,414,325)	$(17,292,329)	$114,931,470		$2,636,823		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P/TSE 60 Index	14	03/16/23	$2,419	$(86,180)

MSCI EAFE Index	10	03/17/23	975	(24,008)

MSCI Emerging Markets Index	69	03/17/23	3,310	(88,718)

Russell 2000 E-Mini Index	22	03/17/23	1,948	(69,421)

S&P 500 E-Mini Index	11	03/17/23	2,124	(75,090)

S&P 500 Micro E-Mini Index	143	03/17/23	2,761	(49,048)

10-Year U.S. Treasury Note	19	03/22/23	2,131	(11,051)

U.S. Long Bond	10	03/22/23	1,247	(26,683)

Ultra U.S. Treasury Bond	18	03/22/23	2,404	(14,099)

				$(444,298)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	2,958,099	USD	2,198,670	Morgan Stanley & Co. International PLC	03/15/23	$(12,735)

USD	28,636	EUR	27,000	Deutsche Bank AG	03/15/23	(404)

USD	84,849	JPY	11,277,000	Bank of America N.A.	03/15/23	(1,884)

						$(15,023)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$392,465	$—	$51,833	$—	$444,298

Forward foreign currency exchange contracts

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	15,023	—	—	15,023

	$—	$—	$392,465	$15,023	$51,833	$—	$459,321

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2035 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$(111,944)	$—	$572,007	$—	$460,063

Forward foreign currency exchange contracts	—	—	—	(257,690)	—	—	(257,690)

	$—	$—	$(111,944)	$(257,690)	$572,007	$—	$202,373

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(594,471)	$—	$(51,778)	$—	$(646,249)

Forward foreign currency exchange contracts	—	—	—	(48,478)	—	—	(48,478)

	$—	$—	$(594,471)	$(48,478)	$(51,778)	$—	$(694,727)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$19,332,767

Average notional value of contracts — short	$6,290,499

Forward foreign currency exchange contracts:

Average amounts purchased — in USD	$2,570,828

Average amounts sold — in USD	$4,856,452

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$—	$138,812

Forward foreign currency exchange contracts	—	15,023

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	153,835

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(138,812)

Total derivative assets and liabilities subject to an MNA	$—	$15,023

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Bank of America N.A	$1,884	$—	$—	$—	$1,884

Deutsche Bank AG	404	—	—	—	404

Morgan Stanley & Co. International PLC	12,735	—	—	—	12,735

	$15,023	$—	$—	$—	$15,023

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$16,921,789	$—	$—	$16,921,789
Fixed-Income Funds	16,856,304	—	—	16,856,304
Money Market Funds	10,864,167	—	—	10,864,167

	$44,642,260	$—	$—	44,642,260

Investments Valued at NAV(a)				70,289,210

				$114,931,470

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(392,465)	$—	$—	$(392,465)
Foreign Currency Exchange Contracts	—	(15,023)	—	(15,023)
Interest Rate Contracts	(51,833)	—	—	(51,833)

	$(444,298)	$(15,023)	$—	$(459,321)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 79.1%
BlackRock Advantage Emerging Markets Fund, Class K	1,196,614	$10,697,725
BlackRock Tactical Opportunities Fund, Class K	809,532	11,673,447
Diversified Equity Master Portfolio	$110,498,719	110,498,719
International Tilts Master Portfolio	$33,710,252	33,710,252
iShares Developed Real Estate Index Fund, Class K	481,067	4,281,498
iShares MSCI EAFE Small-Cap ETF(b)	201,125	11,359,539

		182,221,180

Fixed-Income Funds — 17.1%
Advantage CoreAlpha Bond Master Portfolio	$6,271,174	6,271,174
BlackRock High Yield Bond Portfolio, Class K	365,372	2,426,072
iShares Core U.S. Aggregate Bond ETF(b)	48,030	4,658,430
iShares iBoxx $ Investment Grade Corporate Bond ETF	118,225	12,464,462
iShares TIPS Bond ETF	84,151	8,957,032
Master Total Return Portfolio	$4,692,680	4,692,680

		39,469,850

Security	Shares	Value

Money Market Funds — 9.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	13,784,692	$13,788,827
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	7,202,351	7,202,351

		20,991,178

Total Investments — 105.3% (Cost: $221,012,094)		242,682,208

Liabilities in Excess of Other Assets — (5.3)%		(12,126,081)

Net Assets — 100.0%		$230,556,127

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio	$11,010,625	$—		$(3,109,858	)(a)(b)	$(889,720)	$(739,873)	$6,271,174	$6,271,174	$218,599		$—
BlackRock Advantage Emerging Markets Fund, Class K	27,271,662	—		(9,445,377	)(a)	(2,325,859)	(4,802,701)	10,697,725	1,196,614	404,896		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,808,483	10,984,691	(a)	—		(6,831)	2,484	13,788,827	13,784,692	30,365	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,643,640	—		(1,441,289	)(a)	—	—	7,202,351	7,202,351	76,515		—
BlackRock High Yield Bond Portfolio, Class K	—	2,375,785	(a)	—		—	50,287	2,426,072	365,372	39,522		—
BlackRock Tactical Opportunities Fund, Class K	14,827,225	—		(3,467,278	)(a)	42,737	270,763	11,673,447	809,532	403,930		—
Diversified Equity Master Portfolio	137,197,917	1,003,804	(a)(b)	—		(2,756,673)	(24,946,329)	110,498,719	$110,498,719	1,278,360		—
International Tilts Master Portfolio	41,922,691	—		(1,026,370	)(a)(b)	(3,794,397)	(3,391,672)	33,710,252	$33,710,252	1,180,400		—
iShares Core U.S. Aggregate Bond ETF	9,086,814	—		(3,262,885)		(475,051)	(690,448)	4,658,430	48,030	145,977		—
iShares Developed Real Estate Index Fund, Class K	12,510,663	1,044,866		(6,096,245)		(1,361,666)	(1,816,120)	4,281,498	481,067	103,161		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,493,103	13,220,269		(850,617)		(277,098)	(1,121,195)	12,464,462	118,225	250,335		—
iShares MSCI EAFE Small-Cap ETF	16,281,821	—		(1,101,573)		(294,822)	(3,525,887)	11,359,539	201,125	250,604		—
iShares TIPS Bond ETF	10,785,358	1,372,230		(1,256,100)		(51,406)	(1,893,050)	8,957,032	84,151	628,581		—
Master Total Return Portfolio	8,151,206	—		(2,293,733	)(a)(b)	(541,564)	(623,229)	4,692,680	$4,692,680	137,745		—

						$(12,732,350)	$(43,226,970)	$242,682,208		$5,148,990		$—

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P/TSE 60 Index	33	03/16/23	$5,703	$(203,254)

MSCI EAFE Index	8	03/17/23	780	(19,206)

MSCI Emerging Markets Index	178	03/17/23	8,539	(228,867)

Russell 2000 E-Mini Index	33	03/17/23	2,922	(104,131)

S&P 500 E-Mini Index	23	03/17/23	4,440	(157,006)

S&P 500 Micro E-Mini Index	202	03/17/23	3,900	(33,019)

10-Year U.S. Treasury Note	39	03/22/23	4,373	(22,684)

Ultra U.S. Treasury Bond	25	03/22/23	3,338	(47,830)

				$(815,997)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	8,203,945	USD	6,099,254	Morgan Stanley & Co. International PLC	03/15/23	$(36,816)

USD	246,256	CAD	335,000	Bank of America N.A.	03/15/23	(1,298)

USD	39,242	EUR	37,000	Morgan Stanley & Co. International PLC	03/15/23	(554)

USD	155,966	JPY	20,729,000	Bank of America N.A.	03/15/23	(3,462)

						$(42,130)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$745,483	$—	$70,514	$—	$815,997

Forward foreign currency exchange contracts

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	42,130	—	—	42,130

	$—	$—	$745,483	$42,130	$70,514	$—	$858,127

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2040 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$178,980	$—	$1,536,660	$—	$1,715,640
Forward foreign currency exchange contracts	—	—	—	(684,607)	—	—	(684,607)

	$—	$—	$178,980	$(684,607)	$1,536,660	$—	$1,031,033

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,152,078)	$—	$(54,014)	$—	$(1,206,092)
Forward foreign currency exchange contracts	—	—	—	(125,170)	—	—	(125,170)

	$—	$—	$(1,152,078)	$(125,170)	$(54,014)	$—	$(1,331,262)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$34,420,358

Average notional value of contracts — short	$12,758,773

Forward foreign currency exchange contracts:

Average amounts purchased — in USD	$5,436,911

Average amounts sold — in USD	$11,646,483

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$—	$278,418

Forward foreign currency exchange contracts	—	42,130

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	320,548

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(278,418)

Total derivative assets and liabilities subject to an MNA	$—	$42,130

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Bank of America N.A	$4,760	$—	$—	$—	$4,760

Morgan Stanley & Co. International PLC	37,370	—	—	—	37,370

	$42,130	$—	$—	$—	$42,130

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$38,012,209	$—	$—	$38,012,209
Fixed-Income Funds	28,505,996	—	—	28,505,996
Money Market Funds	20,991,178	—	—	20,991,178

	$87,509,383	$—	$—	87,509,383

Investments Valued at NAV(a)				155,172,825

				$242,682,208

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(745,483)	$—	$—	$(745,483)
Foreign Currency Exchange Contracts	—	(42,130)	—	(42,130)
Interest Rate Contracts	(70,514)	—	—	(70,514)

	$(815,997)	$(42,130)	$—	$(858,127)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 85.4%
BlackRock Advantage Emerging Markets Fund, Class K	392,122	$3,505,569
BlackRock Tactical Opportunities Fund, Class K	309,717	4,466,115
Diversified Equity Master Portfolio	$47,496,004	47,496,004
International Tilts Master Portfolio	$14,037,452	14,037,452
iShares Developed Real Estate Index Fund, Class K	266,202	2,369,198
iShares MSCI EAFE Small-Cap ETF(b)	83,858	4,736,300

		76,610,638

Fixed-Income Funds — 8.7%
BlackRock High Yield Bond Portfolio, Class K	148,583	986,590
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	46,069	4,857,055
iShares TIPS Bond ETF	18,686	1,988,938

		7,832,583

Security	Shares	Value

Money Market Funds — 10.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	4,919,084	$4,920,559
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	4,374,799	4,374,799

		9,295,358

Total Investments — 104.5% (Cost: $90,378,549)		93,738,579

Liabilities in Excess of Other Assets — (4.5)%		(4,033,072)

Net Assets — 100.0%		$89,705,507

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$1,551,682	$—		$(1,524,767	)(b)(c)	$(89,512)	$62,597	$—	$—	$19,317		$—
BlackRock Advantage Emerging Markets Fund, Class K	12,207,963	—		(5,386,402	)(b)	(2,303,071)	(1,012,921)	3,505,569	392,122	132,725		—
BlackRock Cash Funds: Institutional, SL Agency Shares	8,373,082	—		(3,448,858	)(b)	(4,262)	597	4,920,559	4,919,084	8,926	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,338,716	1,036,083	(b)	—		—	—	4,374,799	4,374,799	62,588		—
BlackRock High Yield Bond Portfolio, Class K	—	966,142	(b)	—		—	20,448	986,590	148,583	16,072		—
BlackRock Tactical Opportunities Fund, Class K	5,541,674	—		(1,204,100	)(b)	8,011	120,530	4,466,115	309,717	154,538		—
Diversified Equity Master Portfolio	60,217,695	—		(84,968	)(b)(c)	(3,711,251)	(8,925,472)	47,496,004	$47,496,004	564,472		—
International Tilts Master Portfolio	17,360,706	—		(281,673	)(b)(c)	(1,974,013)	(1,067,568)	14,037,452	$14,037,452	489,066		—
iShares Core U.S. Aggregate Bond ETF(a)	1,137,606	—		(1,037,683)		(134,379)	34,456	—	—	10,321		—
iShares Developed Real Estate Index Fund, Class K	5,426,822	766,387		(2,411,521)		(538,578)	(873,912)	2,369,198	266,202	47,194		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	311,024	5,805,517		(702,997)		(135,908)	(420,581)	4,857,055	46,069	97,694		—
iShares MSCI EAFE Small-Cap ETF	6,734,220	—		(421,406)		(193,546)	(1,382,968)	4,736,300	83,858	103,651		—
iShares TIPS Bond ETF	2,197,692	215,409		—		—	(424,163)	1,988,938	18,686	138,422		—
Master Total Return Portfolio(a)	1,053,452	—		(1,133,089	)(b)(c)	(37,113)	116,750	—	$—	7,765		—

						$(9,113,622)	$(13,752,207)	$93,738,579		$1,852,751		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P/TSE 60 Index	14	03/16/23	$2,419	$(86,229)

MSCI EAFE Index	11	03/17/23	1,072	(26,408)

MSCI Emerging Markets Index	100	03/17/23	4,797	(128,511)

Russell 2000 E-Mini Index	10	03/17/23	885	(31,555)

S&P 500 E-Mini Index	9	03/17/23	1,737	(61,437)

S&P 500 Micro E-Mini Index	115	03/17/23	2,220	(35,669)

10-Year U.S. Treasury Note	16	03/22/23	1,794	(9,306)

Ultra U.S. Treasury Bond	2	03/22/23	267	(8,285)

				$(387,400)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	3,145,995	USD	2,338,641	Morgan Stanley & Co. International PLC	03/15/23	$(13,857)

USD	91,151	CAD	124,000	Bank of America N.A.	03/15/23	(480)

USD	26,515	EUR	25,000	Morgan Stanley & Co. International PLC	03/15/23	(375)

USD	60,873	JPY	8,091,000	Bank of America N.A.	03/15/23	(1,356)

						$(16,068)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$369,809	$—	$17,591	$—	$387,400

Forward foreign currency exchange contracts

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	16,068	—	—	16,068

	$—	$—	$369,809	$16,068	$17,591	$—	$403,468

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2045 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$(56,420)	$—	$536,562	$—	$480,142

Forward foreign currency exchange contracts	—	—	—	(273,368)	—	—	(273,368)

	$—	$—	$(56,420)	$(273,368)	$536,562	$—	$206,774

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(551,280)	$—	$(5,017)	$—	$(556,297)

Forward foreign currency exchange contracts	—	—	—	(51,602)	—	—	(51,602)

	$—	$—	$(551,280)	$(51,602)	$(5,017)	$—	$(607,899)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$15,968,085

Average notional value of contracts — short	$2,988,072

Forward foreign currency exchange contracts:

Average amounts purchased — in USD	$2,305,203

Average amounts sold — in USD	$4,874,521

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$—	$130,110

Forward foreign currency exchange contracts	—	16,068

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	146,178

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(130,110)

Total derivative assets and liabilities subject to an MNA	$—	$16,068

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Bank of America N.A	$1,836	$—	$—	$—	$1,836

Morgan Stanley & Co. International PLC	14,232	—	—	—	14,232

	$16,068	$—	$—	$—	$16,068

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$15,077,182	$—	$—	$15,077,182
Fixed-Income Funds	7,832,583	—	—	7,832,583
Money Market Funds	9,295,358	—	—	9,295,358

	$32,205,123	$—	$—	32,205,123

Investments Valued at NAV(a)				61,533,456

				$93,738,579

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(369,809)	$—	$—	$(369,809)
Foreign Currency Exchange Contracts	—	(16,068)	—	(16,068)
Interest Rate Contracts	(17,591)	—	—	(17,591)

	$(387,400)	$(16,068)	$—	$(403,468)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 91.2%
BlackRock Advantage Emerging Markets Fund, Class K	790,648	$7,068,394
BlackRock Tactical Opportunities Fund, Class K	440,794	6,356,244
Diversified Equity Master Portfolio	$71,371,959	71,371,959
International Tilts Master Portfolio	$21,042,731	21,042,731
iShares Developed Real Estate Index Fund, Class K	396,335	3,527,378
iShares MSCI EAFE Small-Cap ETF(b)	129,104	7,291,794

		116,658,500
Fixed-Income Funds — 4.3%
BlackRock High Yield Bond Portfolio, Class K	201,392	1,337,245
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,803	3,142,130
iShares TIPS Bond ETF	9,578	1,019,482

		5,498,857

Security	Shares	Value

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	7,518,057	$7,520,313
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	4,925,239	4,925,239

		12,445,552

Total Investments — 105.2% (Cost: $115,813,735)		134,602,909

Liabilities in Excess of Other Assets — (5.2)%		(6,691,485)

Net Assets — 100.0%		$127,911,424

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$627,347	$—		$(569,324	)(b)(c)	$(35,668)	$(22,355)	$—	$—	$7,778		$—
BlackRock Advantage Emerging Markets Fund, Class K	18,575,551	—		(6,688,767	)(b)	(2,566,146)	(2,252,244)	7,068,394	790,648	267,538		—
BlackRock Cash Funds: Institutional, SL Agency Shares	320,339	7,202,653	(b)	—		(2,710)	31	7,520,313	7,518,057	10,698	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,214,291	—		(5,289,052	)(b)	—	—	4,925,239	4,925,239	118,404		—
BlackRock High Yield Bond Portfolio, Class K	—	1,309,520	(b)	—		—	27,725	1,337,245	201,392	21,785		—
BlackRock Tactical Opportunities Fund,
Class K	—	6,296,954	(b)	—		1,058	58,232	6,356,244	440,794	219,942		—
Diversified Equity Master Portfolio	92,923,674	—		(2,637,925	)(b)(c)	(4,500,649)	(14,413,141)	71,371,959	$71,371,959	856,601		—
International Tilts Master Portfolio	25,941,682	—		(455,608	)(b)(c)	(2,613,579)	(1,829,764)	21,042,731	$21,042,731	730,972		—
iShares Core U.S. Aggregate Bond ETF(a)	1,310,779	—		(1,195,645)		(126,851)	11,717	—	—	11,893		—
iShares Developed Real Estate Index Fund, Class K	8,365,119	686,583		(3,398,757)		(749,412)	(1,376,155)	3,527,378	396,335	71,325		—
iShares iBoxx $ Investment Grade
Corporate Bond ETF	314,470	3,412,866		(238,019)		(75,641)	(271,546)	3,142,130	29,803	62,583		—
iShares MSCI EAFE Small-Cap ETF	10,297,358	—		(599,784)		(265,598)	(2,140,182)	7,291,794	129,104	158,493		—
iShares TIPS Bond ETF	1,032,437	168,853		—		—	(181,808)	1,019,482	9,578	59,959		—
Master Total Return Portfolio(a)	467,731	—		(478,691	)(b)(c)	(16,479)	27,439	—	$—	3,447		—

						$(10,951,675)	$(22,362,051)	$134,602,909		$2,601,418		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P/TSE 60 Index	21	03/16/23	$3,629	$(129,343)

MSCI EAFE Index	17	03/17/23	1,657	(39,215)

MSCI Emerging Markets Index	120	03/17/23	5,756	(154,192)

Russell 2000 E-Mini Index	15	03/17/23	1,328	(47,333)

S&P 500 E-Mini Index	13	03/17/23	2,510	(88,743)

S&P 500 Micro E-Mini Index	223	03/17/23	4,305	(80,895)

10-Year U.S. Treasury Note	21	03/22/23	2,355	(12,214)

				(551,935)

Short Contracts

Ultra U.S. Treasury Bond	4	03/22/23	534	3,098

				$(548,837)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	4,791,444	USD	3,561,344	Morgan Stanley & Co. International PLC	03/15/23	$(20,628)

USD	218,486	EUR	206,000	Deutsche Bank AG	03/15/23	(3,085)

						$(23,713)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,098	$—	$3,098

Liabilities — Derivative Financial Instruments

Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$539,721	$—	$12,214	$—	$551,935

Forward foreign currency exchange contracts

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	23,713	—	—	23,713

	$—	$—	$539,721	$23,713	$12,214	$—	$575,648

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2050 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$(275,251)	$—	$(32,342)	$—	$(307,593)

Forward foreign currency exchange contracts	—	—	—	(443,307)	—	—	(443,307)

	$—	$—	$(275,251)	$(443,307)	$(32,342)	$—	$(750,900)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(708,408)	$—	$(9,116)	$—	$(717,524)
Forward foreign currency exchange contracts	—	—	—	(76,401)	—	—	(76,401)

	$—	$—	$(708,408)	$(76,401)	$(9,116)	$—	$(793,925)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$15,772,466

Average notional value of contracts — short	$1,003,355

Forward foreign currency exchange contracts:

Average amounts purchased — in USD	$3,094,559

Average amounts sold — in USD	$7,038,227

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$5,125	$175,046

Forward foreign currency exchange contracts	—	23,713

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,125	198,759

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,125)	(175,046)

Total derivative assets and liabilities subject to an MNA	$—	$23,713

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)

Deutsche Bank AG	$3,085	$—	$—	$—	$3,085

Morgan Stanley & Co. International PLC	20,628	—	—	—	20,628

	$23,713	$—	$—	$—	$23,713

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$24,243,810	$—	$—	$24,243,810
Fixed-Income Funds	5,498,857	—	—	5,498,857
Money Market Funds	12,445,552	—	—	12,445,552

	$42,188,219	$—	$—	42,188,219

Investments Valued at NAV(a)				92,414,690

				$134,602,909

Derivative Financial Instruments(b)
Assets
Interest Rate Contracts	$3,098	$—	$—	$3,098
Liabilities
Equity Contracts	(539,721)	—	—	(539,721)
Foreign Currency Exchange Contracts	—	(23,713)	—	(23,713)
Interest Rate Contracts	(12,214)	—	—	(12,214)

	$(548,837)	$(23,713)	$—	$(572,550)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 91.3%
BlackRock Advantage Emerging Markets Fund, Class K	397,632	$3,554,832
BlackRock Tactical Opportunities Fund, Class K	211,104	3,044,115
Diversified Equity Master Portfolio	$34,929,927	34,929,927
International Tilts Master Portfolio	$10,109,696	10,109,696
iShares Developed Real Estate Index Fund, Class K	201,494	1,793,301
iShares MSCI EAFE Small-Cap ETF(b)	58,524	3,305,435

		56,737,306

Fixed-Income Funds — 2.0%
BlackRock High Yield Bond Portfolio, Class K	98,743	655,652
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	4,269	450,081
iShares TIPS Bond ETF	1,139	121,235

		1,226,968

Security	Shares	Value

Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	3,577,658	$3,578,731
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	3,678,707	3,678,707

		7,257,438

Total Investments — 105.0% (Cost: $62,605,215)		65,221,712

Liabilities in Excess of Other Assets — (5.0)%		(3,090,987)

Net Assets — 100.0%		$62,130,725

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$202,531	$—		$(186,065	)(b)(c)	$(11,600)	$(4,866)	$—	$—	$2,543		$—
BlackRock Advantage Emerging Markets Fund, Class K	8,960,966	—		(2,957,002	)(b)	(1,638,341)	(810,791)	3,554,832	397,632	134,556		—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,934,355	—		(1,355,046	)(b)	(1,200)	622	3,578,731	3,577,658	3,818	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,640,006	—		(3,961,299	)(b)	—	—	3,678,707	3,678,707	82,486		—
BlackRock High Yield Bond Portfolio, Class K	—	642,064	(b)	—		—	13,588	655,652	98,743	10,681		—
BlackRock Tactical Opportunities Fund, Class K	—	3,015,330	(b)	—		897	27,888	3,044,115	211,104	105,331		—
Diversified Equity Master Portfolio	43,149,867	1,092,875	(b)(c)	—		(3,464,880)	(5,847,935)	34,929,927	$34,929,927	424,009		—
International Tilts Master Portfolio	12,088,942	58,831	(b)(c)	—		(1,394,802)	(643,275)	10,109,696	$10,109,696	341,573		—
iShares Core U.S. Aggregate Bond ETF(a)	480,961	—		(438,715)		(48,948)	6,702	—	—	4,364		—
iShares Developed Real Estate Index Fund, Class K	3,937,332	929,869		(2,002,523)		(464,734)	(606,643)	1,793,301	201,494	35,979		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	135,303	698,710		(288,408)		(56,067)	(39,457)	450,081	4,269	13,000		—
iShares MSCI EAFE Small-Cap ETF	4,689,966	—		(287,267)		(131,940)	(965,324)	3,305,435	58,524	72,186		—
iShares TIPS Bond ETF	147,159	—		—		—	(25,924)	121,235	1,139	8,438		—
Master Total Return Portfolio(a)	136,828	—		(140,371	)(b)(c)	(4,821)	8,364	—	$—	1,006		—

						$(7,216,436)	$(8,887,051)	$65,221,712		$1,239,970		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index	10	03/16/23	$1,728	$(61,590)
MSCI EAFE Index	15	03/17/23	1,462	(36,012)
MSCI Emerging Markets Index	56	03/17/23	2,686	(71,930)
Russell 2000 E-Mini Index	7	03/17/23	620	(22,088)
S&P 500 E-Mini Index	6	03/17/23	1,158	(40,958)
S&P 500 Micro E-Mini Index	126	03/17/23	2,432	(60,731)
10-Year U.S. Treasury Note	11	03/22/23	1,234	(6,398)

				(299,707)

Short Contracts
Ultra U.S. Treasury Bond	3	03/22/23	401	2,323

				$(297,384)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,155,734	USD	1,602,510	Morgan Stanley & Co. International PLC	03/15/23	$(9,495)
USD	103,940	EUR	98,000	Deutsche Bank AG	03/15/23	(1,468)

						$(10,963)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,323	$—	$2,323

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$293,309	$—	$6,398	$—	$299,707
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	10,963	—	—	10,963

	$—	$—	$293,309	$10,963	$6,398	$—	$310,670

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2055 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(544,228)	$—	$1,564	$—	$(542,664)
Forward foreign currency exchange contracts	—	—	—	(221,105)	—	—	(221,105)

	$—	$—	$(544,228)	$(221,105)	$1,564	$—	$(763,769)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(419,172)	$—	$(4,075)	$—	$423,247)
Forward foreign currency exchange contracts	—	—	—	(37,876)	—	—	(37,876)

	$—	$—	$(419,172)	$(37,876)	$(4,075)	$—	$(461,123)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,447,704
Average notional value of contracts — short	$565,529
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,500,882
Average amounts sold — in USD	$3,480,084

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments

Futures contracts	$—	$89,538

Forward foreign currency exchange contracts	—	10,963

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	100,501

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(89,538)

Total derivative assets and liabilities subject to an MNA	$—	$10,963

The following table presents the LifePath Dynamic Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)
Deutsche Bank AG	$1,468	$—	$—	$—	$1,468
Morgan Stanley & Co. International PLC	9,495	—	—	—	9,495

	$10,963	$—	$—	$—	$10,963

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$11,697,683	$—	$—	$11,697,683
Fixed-Income Funds	1,226,968	—	—	1,226,968
Money Market Funds	7,257,438	—	—	7,257,438

	$20,182,089	$—	$—	20,182,089

Investments Valued at NAV(a)				45,039,623

				$65,221,712

Derivative Financial Instruments(b)
Assets
Interest Rate Contracts	$2,323	$—	$—	$2,323
Liabilities
Equity Contracts	(293,309)	—	—	(293,309)
Foreign Currency Exchange Contracts	—	(10,963)	—	(10,963)
Interest Rate Contracts	(6,398)	—	—	(6,398)

	$(297,384)	$(10,963)	$—	$(308,347)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 88.0%
BlackRock Advantage Emerging Markets Fund, Class K	96,478	$862,511
BlackRock Tactical Opportunities Fund, Class K	52,387	755,425
Diversified Equity Master Portfolio	$8,261,583	8,261,583
International Tilts Master Portfolio	$2,513,942	2,513,942
iShares Developed Real Estate Index Fund, Class K	49,765	442,911
iShares MSCI Canada ETF(b)	14,137	462,704
iShares MSCI EAFE ETF(b)	3,295	216,284
iShares MSCI EAFE Small-Cap ETF(b)	9,051	511,200
iShares Russell 2000 ETF(b)	418	72,882

		14,099,442

Fixed-Income Funds — 1.9%
BlackRock High Yield Bond Portfolio, Class K	23,759	157,759
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,385	146,021
iShares TIPS Bond ETF	70	7,451

		311,231

Security	Shares	Value

Money Market Funds — 13.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	652,633	$652,829
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	1,488,220	1,488,220

		2,141,049

Total Investments — 103.3% (Cost: $15,874,542)		16,551,722

Liabilities in Excess of Other Assets — (3.3)%		(522,714)

Net Assets — 100.0%		$16,029,008

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$44,304	$—		$(38,623	)(b)(c)	$(2,547)	$(3,134)	$—	$—	$578		$—
BlackRock Advantage Emerging Markets Fund, Class K	2,243,016	—		(755,109	)(b)	(477,918)	(147,478)	862,511	96,478	32,576		—
BlackRock Cash Funds: Institutional, SL Agency Shares	29,974	622,941	(b)	—		(306)	220	652,829	652,633	4,395	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	985,996	502,224	(b)	—		—	—	1,488,220	1,488,220	22,081		—
BlackRock High Yield Bond Portfolio, Class K	—	154,491	(b)	—		—	3,268	157,759	23,759	2,552		—
BlackRock Tactical Opportunities Fund, Class K	—	748,289	(b)	—		215	6,921	755,425	52,387	26,140		—
Diversified Equity Master Portfolio	11,090,476	—		(428,058	)(b)(c)	(1,102,565)	(1,298,270)	8,261,583	$8,261,583	108,064		—
International Tilts Master Portfolio	2,913,606	82,714	(b)(c)	—		(359,761)	(122,617)	2,513,942	$2,513,942	82,525		—
iShares Core U.S. Aggregate Bond ETF(a)	167,356	—		(152,658)		(16,873)	2,175	—	—	1,518		—
iShares Developed Real Estate Index Fund, Class K	1,009,671	411,659		(701,460)		(141,645)	(135,314)	442,911	49,765	9,860		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,552	225,224		(81,336)		(15,040)	(12,379)	146,021	1,385	3,886		—
iShares MSCI Canada ETF	523,993	190,537		(159,356)		(18,597)	(73,873)	462,704	14,137	11,425		—
iShares MSCI EAFE ETF	—	193,432		—		—	22,852	216,284	3,295	884		—
iShares MSCI EAFE Small-Cap ETF	1,154,822	—		(380,632)		(144,326)	(118,664)	511,200	9,051	15,959		—
iShares Russell 2000 ETF	168,172	41,399		(92,870)		(7,354)	(36,465)	72,882	418	1,546		—

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
iShares TIPS Bond ETF	$9,044	$—	$—		$—	$(1,593)	$7,451	70	$519	$—
Master Total Return Portfolio(a)	16,426	—	(16,521	)(b)(c)	(579)	674	—	$—	119	—

					$(2,287,296)	$(1,913,677)	$16,551,722		$324,627	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	6	03/17/23	$585	$(11,862)
MSCI Emerging Markets Index	15	03/17/23	720	(16,569)
Russell 2000 E-Mini Index	1	03/17/23	89	(3,155)
S&P 500 Micro E-Mini Index	81	03/17/23	1,564	(43,445)
10-Year U.S. Treasury Note	3	03/22/23	336	(1,745)

				(76,776)

Short Contracts
Ultra U.S. Treasury Bond	1	03/22/23	134	774

				$(76,002)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,577	CAD	64,000	Bank of America N.A.	03/15/23	$284

CAD	22,000	USD	16,295	Bank of America N.A.	03/15/23	(38)
USD	24,395	EUR	23,000	Standard Chartered Bank	03/15/23	(344)

						(382)

						$(98)

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$774	$—	$774
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	284	—	—	284

	$—	$—	$—	$284	$774	$—	$1,058

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$75,031	$—	$1,745	$—	$76,776
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	382	—	—	382

	$—	$—	$75,031	$382	$1,745	$—	$77,158

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(89,773)	$—	$(858)	$—	$(90,631)
Forward foreign currency exchange contracts	—	—	—	(25,436)	—	—	(25,436)

	$—	$—	$(89,773)	$(25,436)	$(858)	$—	$(116,067)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(89,274)	$—	$(971)	$—	$(90,245)
Forward foreign currency exchange contracts	—	—	—	(331)	—	—	(331)

	$—	$—	$(89,274)	$(331)	$(971)	$—	$(90,576)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,616,972
Average notional value of contracts — short	$129,653
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$407,088
Average amounts sold — in USD	$385,721

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,281	$25,073
Forward foreign currency exchange contracts	284	382

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,565	25,455
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,281)	(25,073)

Total derivative assets and liabilities subject to an MNA	$284	$382

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A	$284	$(38)		$—	$—	$246

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A	$38	$(38)	$—	$—	$—
Standard Chartered Bank	344	—	—	—	344

	$382	$(38)	$—	$—	$344

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$3,323,917	$—	$—	$3,323,917
Fixed-Income Funds	311,231	—	—	311,231
Money Market Funds	2,141,049	—	—	2,141,049

	$5,776,197	$—	$—	5,776,197

Investments Valued at NAV(a)				10,775,525

				$16,551,722

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$284	$—	$284
Interest Rate Contracts	774	—	—	774
Liabilities
Equity Contracts	(75,031)	—	—	(75,031)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2060 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(382)	$—	$(382)
Interest Rate Contracts	(1,745)	—	—	(1,745)

	$(76,002)	$(98)	$—	$(76,100)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 87.5%
BlackRock Advantage Emerging Markets Fund, Class K	36,825	$329,216
BlackRock Tactical Opportunities Fund, Class K	20,867	300,901
Diversified Equity Master Portfolio	$3,260,123	3,260,123
International Tilts Master Portfolio	$783,503	783,503
iShares Developed Real Estate Index Fund, Class K	17,716	157,669
iShares MSCI Canada ETF(b)	5,489	179,655
iShares MSCI EAFE ETF(b)	1,248	81,919
iShares MSCI EAFE Small-Cap ETF(b)	3,641	205,643
iShares Russell 2000 ETF(b)	346	60,329

		5,358,958

Fixed-Income Funds — 2.0%
BlackRock High Yield Bond Portfolio, Class K	9,154	60,781
iShares iBoxx $ Investment Grade Corporate Bond ETF	484	51,028
Master Total Return Portfolio	$10,043	10,043

		121,852

Security	Shares	Value

Money Market Funds — 17.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)	540,793	$540,955
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)	533,437	533,437

		1,074,392

Total Investments — 107.0% (Cost: $6,259,561)		6,555,202

Liabilities in Excess of Other Assets — (7.0)%		(431,126)

Net Assets — 100.0%		$6,124,076

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares/ Investment Value Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$17,289	$—		$(15,471	)(b)(c)	$(960)	$(858)	$—	$—	$216		$—
BlackRock Advantage Emerging Markets Fund, Class K	770,169	—		(235,077	)(b)	(116,218)	(89,658)	329,216	36,825	12,436		—
BlackRock Cash Funds: Institutional, SL Agency Shares	11,449	529,594	(b)	—		(204)	116	540,955	540,793	1,628	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	449,277	84,160	(b)	—		—	—	533,437	533,437	5,315		—
BlackRock High Yield Bond Portfolio, Class K	—	59,523	(b)	—		—	1,258	60,781	9,154	1,004		—
BlackRock Tactical Opportunities Fund, Class K	—	298,112	(b)	—		32	2,757	300,901	20,867	10,412		—
Diversified Equity Master Portfolio	3,713,727	337,046	(b)(c)	—		(281,824)	(508,826)	3,260,123	$3,260,123	36,345		—
International Tilts Master Portfolio	1,025,426	—		(58,837	)(b)(c)	(116,092)	(66,994)	783,503	$783,503	29,226		—
iShares Core U.S. Aggregate Bond ETF(a)	58,067	—		(52,967)		(6,444)	1,344	—	—	527		—
iShares Developed Real Estate Index Fund, Class K	342,280	89,921		(184,052)		(49,221)	(41,259)	157,669	17,716	3,108		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	11,264	77,138		(29,015)		(4,168)	(4,191)	51,028	484	1,390		—
iShares MSCI Canada ETF	186,462	24,206		—		—	(31,013)	179,655	5,489	4,213		—
iShares MSCI EAFE ETF	—	73,257		—		—	8,662	81,919	1,248	335		—
iShares MSCI EAFE Small-Cap ETF	387,742	201,281		(266,453)		(74,083)	(42,844)	205,643	3,641	8,325		—
iShares Russell 2000 ETF	56,725	16,830		—		—	(13,226)	60,329	346	858		—
Master Total Return Portfolio	11,651	47	(b)(c)	—		(185)	(1,470)	10,043	$10,043	47		—

						$(649,367)	$(786,202)	$6,555,202		$115,385		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	4	03/17/23	$390	$(9,603)
MSCI Emerging Markets Index	6	03/17/23	288	(7,715)
S&P 500 Micro E-Mini Index	27	03/17/23	521	(15,101)
10-Year U.S. Treasury Note	1	03/22/23	112	(582)

				$(33,001)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,000	USD	6,593	Goldman Sachs International	03/15/23	$58
USD	22,299	CAD	30,000	Bank of America N.A.	03/15/23	130

						188

USD	8,486	EUR	8,000	Morgan Stanley & Co. International PLC	03/15/23	(119)

						$69

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$188	$—	$—	$188

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$32,419	$—	$582	$—	$33,001
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	119	—	—	119

	$—	$—	$32,419	$119	$582	$—	$33,120

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2065 Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$58,403	$—	$—	$—	$58,403
Forward foreign currency exchange contracts	—	—	—	(4,377)	—	—	(4,377)

	$—	$—	$58,403	$(4,377)	$—	$—	$54,026

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(38,867)	$—	$(582)	$—	$(39,449)
Forward foreign currency exchange contracts	—	—	—	123	—	—	123

	$—	$—	$(38,867)	$123	$(582)	$—	$(39,326)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$710,345
Average notional value of contracts — short	$29,622
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$114,804
Average amounts sold — in USD	$98,928

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$10,125
Forward foreign currency exchange contracts	188	119

Total derivative assets and liabilities in the Statements of Assets and Liabilities	188	10,244

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,125)

Total derivative assets and liabilities subject to an MNA	$188	$119

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)
Bank of America N.A	$130	$—	$—	$—	$130
Goldman Sachs International	58	—	—	—	58

	$188	$—	$—	$—	$188

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)
Morgan Stanley & Co. International PLC	$119	$—	$—	$—	$119

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2022	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,315,332	$—	$—	$1,315,332
Fixed-Income Funds	111,809	—	—	111,809
Money Market Funds	1,074,392	—	—	1,074,392

	$2,501,533	$—	$—	2,501,533

Investments Valued at NAV(a)				4,053,669

				$6,555,202

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$188	$—	$188
Liabilities
Equity Contracts	(32,419)	—	—	(32,419)
Foreign Currency Exchange Contracts	—	(119)	—	(119)
Interest Rate Contracts	(582)	—	—	(582)

	$(33,001)	$69	$—	$(32,932)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2022

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$212,184,319	$78,797,099	$258,573,903	$114,931,470
Cash pledged for futures contracts	1,520,000	599,000	1,745,000	884,000
Foreign currency, at value(c)	618,529	281,999	904,413	388,167
Receivables:
Securities lending income — affiliated	2,161	1,175	4,275	1,092
Capital shares sold	282,187	77,400	456,977	139,761
Dividends — affiliated	51,516	15,222	40,982	23,424
Unrealized appreciation on forward foreign currency exchange contracts	—	561	—	—

Total assets	214,658,712	79,772,456	261,725,550	116,367,914

LIABILITIES
Collateral on securities loaned	10,173,508	2,274,949	8,572,187	5,243,374
Payables:
Investments purchased	13,039	4,349	15,587	6,825
Administration fees	39,614	7,346	46,103	10,791
Capital shares redeemed	1,524,941	5,662	350,194	25,752
Investment advisory fees	17,003	6,280	15,777	5,735
Trustees’ and Officer’s fees	1,745	1,601	1,816	1,609
Professional fees	24,921	24,374	25,708	24,369
Service and distribution fees	30,157	7,591	33,953	9,716
Variation margin on futures contracts	189,191	93,379	266,915	138,812
Unrealized depreciation on forward foreign currency exchange contracts	19,450	7,132	29,110	15,023

Total liabilities	12,033,569	2,432,663	9,357,350	5,482,006

NET ASSETS	$202,625,143	$77,339,793	$252,368,200	$110,885,908

NET ASSETS CONSIST OF
Paid-in capital	$149,449,147	$84,947,947	$272,394,962	$116,543,847
Accumulated earnings (loss)	53,175,996	(7,608,154)	(20,026,762)	(5,657,939)

NET ASSETS	$202,625,143	$77,339,793	$252,368,200	$110,885,908

(a) Investments, at cost — affiliated	$152,956,433	$80,655,634	$260,414,413	$113,988,497
(b) Securities loaned, at value	$9,892,914	$2,207,906	$8,330,405	$5,084,047
(c) Foreign currency, at cost	$597,034	$282,761	$907,136	$386,903

F I N A N C I A L S T A T E M E N T S	71

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

NET ASSET VALUE

Institutional

Net assets	$36,437,670	$6,563,201	$40,745,558	$10,486,070

Shares outstanding	3,974,657	544,671	3,499,505	795,199

Net asset value	$9.17	$12.05	$11.64	$13.19

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$116,172,701	$18,334,733	$133,739,604	$24,670,258

Shares outstanding	15,187,944	1,540,395	12,206,558	1,883,036

Net asset value	$7.65	$11.90	$10.96	$13.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C

Net assets	$1,584,656	$2,170,138	$2,358,782	$3,065,853

Shares outstanding	177,001	184,509	209,536	238,555

Net asset value	$8.95	$11.76	$11.26	$12.85

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$43,137,688	$46,517,878	$70,367,359	$68,520,457

Shares outstanding	4,725,129	3,902,758	6,054,767	5,106,911

Net asset value	$9.13	$11.92	$11.62	$13.42

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R

Net assets	$5,292,428	$3,753,843	$5,156,897	$4,143,270

Shares outstanding	586,756	316,354	451,803	316,864

Net asset value	$9.02	$11.87	$11.41	$13.08

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$242,682,208	$93,738,579	$134,602,909	$65,221,712
Cash pledged for futures contracts	1,601,000	686,000	1,005,000	527,000
Foreign currency, at value(c)	714,116	301,639	309,213	152,203
Receivables:
Securities lending income — affiliated	5,016	958	2,497	941
Capital shares sold	496,767	117,705	227,934	90,623
Dividends — affiliated	35,834	17,885	20,857	13,509
Variation margin on futures contracts	—	—	5,125	—

Total assets	245,534,941	94,862,766	136,173,535	66,005,988

LIABILITIES
Collateral on securities loaned	13,788,451	4,920,559	7,520,313	3,578,867
Payables:
Investments purchased	13,791	5,608	7,602	3,727
Administration fees	42,565	7,369	20,595	5,428
Capital shares redeemed	746,393	41,200	468,335	153,667
Investment advisory fees	9,487	3,708	3,772	1,875
Trustees’ and Officer’s fees	1,744	1,554	1,607	1,561
Professional fees	25,391	24,359	24,547	24,308
Service and distribution fees	30,444	6,724	16,581	5,329
Variation margin on futures contracts	278,418	130,110	175,046	89,538
Unrealized depreciation on forward foreign currency exchange contracts	42,130	16,068	23,713	10,963

Total liabilities	14,978,814	5,157,259	8,262,111	3,875,263

NET ASSETS	$230,556,127	$89,705,507	$127,911,424	$62,130,725

NET ASSETS CONSIST OF
Paid-in capital	$209,235,358	$93,297,961	$123,177,664	$65,816,287
Accumulated earnings (loss)	21,320,769	(3,592,454)	4,733,760	(3,685,562)

NET ASSETS	$230,556,127	$89,705,507	$127,911,424	$62,130,725

(a) Investments, at cost — affiliated	$221,012,094	$90,378,549	$115,813,735	$62,605,215
(b) Securities loaned, at value	$13,388,064	$4,771,197	$7,291,794	$3,470,856
(c) Foreign currency, at cost	$701,477	$293,478	$312,373	$152,728

F I N A N C I A L S T A T E M E N T S	73

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

NET ASSET VALUE

Institutional

Net assets	$41,098,014	$6,317,310	$15,422,561	$6,013,504

Shares outstanding	2,809,517	441,462	844,889	401,100

Net asset value	$14.63	$14.31	$18.25	$14.99

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$121,680,359	$17,896,362	$64,526,362	$14,873,239

Shares outstanding	9,621,172	1,256,434	3,558,816	999,881

Net asset value	$12.65	$14.24	$18.13	$14.88

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C

Net assets	$2,210,485	$1,284,247	$1,689,536	$1,341,020

Shares outstanding	156,020	92,365	95,435	92,291

Net asset value	$14.17	$13.90	$17.70	$14.53

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$60,686,856	$60,099,564	$42,970,714	$37,439,260

Shares outstanding	4,111,083	4,137,577	2,339,607	2,452,498

Net asset value	$14.76	$14.53	$18.37	$15.27

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R

Net assets	$4,880,413	$4,108,024	$3,302,251	$2,463,702

Shares outstanding	340,043	289,910	183,390	166,337

Net asset value	$14.35	$14.17	$18.01	$14.81

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$16,551,722	$6,555,202
Cash	—	18,079
Cash pledged for futures contracts	150,000	64,000
Foreign currency, at value(c)	33,345	12,808
Receivables:
Investments sold	—	36,481
Securities lending income — affiliated	560	355
Capital shares sold	62,827	11,160
Dividends — affiliated	4,420	1,840
From the Administrator	430	1,207
Variation margin on futures contracts	1,281	—
Unrealized appreciation on forward foreign currency exchange contracts	284	188

Total assets	16,804,869	6,701,320

LIABILITIES
Collateral on securities loaned	653,144	541,043
Payables:
Investments purchased	897	346
Capital shares redeemed	69,177	98
Investment advisory fees	433	187
Trustees’ and Officer’s fees	1,524	1,507
Professional fees	24,347	23,006
Service and distribution fees	884	813
Variation margin on futures contracts	25,073	10,125
Unrealized depreciation on forward foreign currency exchange contracts	382	119

Total liabilities	775,861	577,244

NET ASSETS	$16,029,008	$6,124,076

NET ASSETS CONSIST OF
Paid-in capital	$17,287,269	$6,329,468
Accumulated loss	(1,258,261)	(205,392)

NET ASSETS	$16,029,008	$6,124,076

(a) Investments, at cost — affiliated	$15,874,542	$6,259,561
(b) Securities loaned, at value	$632,435	$524,724
(c) Foreign currency, at cost	$34,908	$13,267

F I N A N C I A L S T A T E M E N T S	75

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

NET ASSET VALUE

Institutional

Net assets	$1,596,221	$603,840

Shares outstanding	143,713	59,972

Net asset value	$11.11	$10.07

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A

Net assets	$1,561,644	$867,821

Shares outstanding	141,049	86,392

Net asset value	$11.07	$10.05

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor C

Net assets	$100,146	$552,850

Shares outstanding	9,110	55,353

Net asset value	$10.99	$9.99

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K

Net assets	$11,523,538	$3,654,946

Shares outstanding	1,034,973	362,509

Net asset value	$11.13	$10.08

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class R

Net assets	$1,247,459	$444,619

Shares outstanding	112,775	44,313

Net asset value	$11.06	$10.03

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2022

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$3,026,698	$1,094,787	$3,153,279	$1,284,204
Interest — unaffiliated	16,081	6,244	18,031	9,358
Securities lending income — affiliated — net	36,910	14,951	39,838	12,530
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	1,523,897	753,826	2,795,068	1,391,584
Interest — affiliated	1,591,892	494,232	790,918	100,315
Expenses	(403,712)	(175,686)	(572,109)	(263,434)
Fees waived	159,208	70,143	235,161	111,624

Total investment income	5,950,974	2,258,497	6,460,186	2,646,181

EXPENSES
Investment advisory	787,419	313,767	914,289	397,367
Administration — class specific	563,913	129,466	616,042	156,567
Service and distribution — class specific	381,278	92,785	411,891	111,479
Professional	23,053	23,001	23,022	22,976
Trustees and Officer	6,739	5,778	7,012	5,953
Miscellaneous	2,510	1,137	2,135	2,135

Total expenses	1,764,912	565,934	1,974,391	696,477
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(540,293)	(243,911)	(719,307)	(344,218)

Total expenses after fees waived and/or reimbursed	1,224,619	322,023	1,255,084	352,259

Net investment income	4,726,355	1,936,474	5,205,102	2,293,922

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,626,760)	(2,346,845)	(4,976,441)	(2,868,830)
Forward foreign currency exchange contracts	(444,327)	(192,807)	(588,274)	(257,690)
Foreign currency transactions	(54,639)	(16,039)	(49,111)	(18,234)
Futures contracts	(112,556)	141,089	1,466,716	460,063
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(7,350,763)	(3,706,205)	(8,174,726)	(5,545,495)

	(12,589,045)	(6,120,807)	(12,321,836)	(8,230,186)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(12,383,354)	(4,445,689)	(15,210,651)	(5,780,519)
Forward foreign currency exchange contracts	(118,197)	(47,188)	(96,705)	(48,478)
Foreign currency translations	18,675	4,739	13,649	7,245
Futures contracts	(1,162,534)	(456,406)	(1,262,355)	(646,249)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(22,832,586)	(9,073,823)	(30,116,130)	(11,511,810)

	(36,477,996)	(14,018,367)	(46,672,192)	(17,979,811)

Net realized and unrealized loss	(49,067,041)	(20,139,174)	(58,994,028)	(26,209,997)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,340,686)	$(18,202,700)	$(53,788,926)	$(23,916,075)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations  (continued)

Year Ended December 31, 2022

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$2,303,521	$763,205	$991,922	$467,021
Interest — unaffiliated	16,279	8,001	9,714	5,692
Securities lending income — affiliated — net	30,365	8,926	10,698	3,818
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	3,419,641	1,474,592	2,215,879	1,078,063
Interest — affiliated	(258,264)	(251,933)	(405,607)	(207,004)
Expenses	(606,741)	(253,401)	(378,058)	(183,313)
Fees waived	260,468	111,362	166,584	81,385

Total investment income	5,165,269	1,860,752	2,611,132	1,245,662

EXPENSES
Investment advisory	821,476	330,463	465,243	232,034
Administration — class specific	562,896	119,140	282,057	93,657
Service and distribution — class specific	369,941	79,196	199,071	62,286
Professional	22,994	22,989	23,048	22,983
Trustees and Officer	6,768	5,778	6,047	5,622
Miscellaneous	2,136	2,191	2,137	1,399

Total expenses	1,786,211	559,757	977,603	417,981
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(734,562)	(317,275)	(412,797)	(216,223)

Total expenses after fees waived and/or reimbursed	1,051,649	242,482	564,806	201,758

Net investment income	4,113,620	1,618,270	2,046,326	1,043,904

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,749,996)	(3,301,733)	(3,785,300)	(2,340,333)
Forward foreign currency exchange contracts	(684,607)	(273,368)	(443,307)	(221,105)
Foreign currency transactions	(35,537)	(10,551)	1,836	1,017
Futures contracts	1,715,640	480,142	(307,593)	(542,664)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(7,982,354)	(5,811,889)	(7,166,375)	(4,876,103)

	(11,736,854)	(8,917,399)	(11,700,739)	(7,979,188)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(13,525,867)	(3,938,514)	(6,124,230)	(2,399,339)
Forward foreign currency exchange contracts	(125,170)	(51,602)	(76,401)	(37,876)
Foreign currency translations	18,672	9,527	(991)	(149)
Futures contracts	(1,206,092)	(556,297)	(717,524)	(423,247)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(29,701,103)	(9,813,693)	(16,237,821)	(6,487,712)

	(44,539,560)	(14,350,579)	(23,156,967)	(9,348,323)

Net realized and unrealized loss	(56,276,414)	(23,267,978)	(34,857,706)	(17,327,511)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,162,794)	$(21,649,708)	$(32,811,380)	$(16,283,607)

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2022

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$128,946	$47,923
Interest — unaffiliated	1,379	492
Securities lending income — affiliated — net	4,395	1,628
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	270,397	92,485
Interest — affiliated	(53,678)	(17,932)
Expenses	(46,008)	(15,716)
Fees waived	20,575	6,997

Total investment income	326,006	115,877

EXPENSES
Investment advisory	60,216	19,939
Professional	22,950	22,941
Administration — class specific	16,880	8,285
Service and distribution — class specific	8,898	9,192
Trustees and Officer	5,258	5,167
Miscellaneous	2,139	57

Total expenses	116,341	65,581
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(78,357)	(45,393)

Total expenses after fees waived and/or reimbursed	37,984	20,188

Net investment income	288,022	95,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(821,844)	(250,306)
Forward foreign currency exchange contracts	(25,436)	(4,377)
Foreign currency transactions	(1,234)	(371)
Futures contracts	(90,631)	58,403
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(1,465,452)	(399,061)

	(2,404,597)	(595,712)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(490,330)	(208,054)
Forward foreign currency exchange contracts	(331)	123
Foreign currency translations	(943)	(433)
Futures contracts	(90,245)	(39,449)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(1,423,347)	(578,148)

	(2,005,196)	(825,961)

Net realized and unrealized loss	(4,409,793)	(1,421,673)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,121,771)	$(1,325,984)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic Retirement Fund		BlackRock LifePath® Dynamic 2025 Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,726,355	$3,999,774	$1,936,474	$1,553,635
Net realized gain (loss)	(12,589,045)	28,703,021	(6,120,807)	9,407,314
Net change in unrealized appreciation (depreciation)	(36,477,996)	(11,744,657)	(14,018,367)	(1,403,847)

Net increase (decrease) in net assets resulting from operations	(44,340,686)	20,958,138	(18,202,700)	9,557,102

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(206,368)	(6,734,988)	(65,309)	(1,217,834)
Investor A	(810,588)	(26,074,393)	(137,327)	(2,387,906)
Investor C	(6,877)	(281,301)	(6,890)	(259,045)
Class K	(424,413)	(10,784,844)	(610,968)	(7,903,323)
Class R	(19,063)	(813,866)	(19,023)	(390,478)
Return of capital
Institutional	(255,350)	—	(60,390)	—
Investor A	(831,199)	—	(140,679)	—
Investor C	(4,084)	—	(16,204)	—
Class K	(393,305)	—	(433,153)	—
Class R	(25,646)	—	(24,354)	—

Decrease in net assets resulting from distributions to shareholders	(2,976,893)	(44,689,392)	(1,514,297)	(12,158,586)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(51,828,789)	(8,118,381)	(21,166,778)	19,720,651

NET ASSETS
Total increase (decrease) in net assets	(99,146,368)	(31,849,635)	(40,883,775)	17,119,167
Beginning of year	301,771,511	333,621,146	118,223,568	101,104,401

End of year	$202,625,143	$301,771,511	$77,339,793	$118,223,568

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Dynamic 2030 Fund		BlackRock LifePath® Dynamic 2035 Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,205,102	$4,023,328	$2,293,922	$1,684,569
Net realized gain (loss)	(12,321,836)	39,795,305	(8,230,186)	14,563,188
Net change in unrealized appreciation (depreciation)	(46,672,192)	(7,432,093)	(17,979,811)	252,954

Net increase (decrease) in net assets resulting from operations	(53,788,926)	36,386,540	(23,916,075)	16,500,711

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(611,763)	(8,379,543)	(131,992)	(1,438,930)
Investor A	(1,961,042)	(27,647,575)	(325,747)	(2,965,279)
Investor C	(23,721)	(391,404)	(29,701)	(380,761)
Class K	(1,433,504)	(15,168,553)	(1,294,777)	(10,464,211)
Class R	(60,794)	(792,846)	(37,314)	(385,910)
Return of capital
Institutional	(268,428)	—	(64,200)	—
Investor A	(864,267)	—	(152,939)	—
Investor C	(14,610)	—	(19,915)	—
Class K	(539,776)	—	(523,051)	—
Class R	(30,310)	—	(23,213)	—

Decrease in net assets resulting from distributions to shareholders	(5,808,215)	(52,379,921)	(2,602,849)	(15,635,091)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(24,773,859)	25,459,944	(4,274,468)	27,236,204

NET ASSETS
Total increase (decrease) in net assets	(84,371,000)	9,466,563	(30,793,392)	28,101,824
Beginning of year	336,739,200	327,272,637	141,679,300	113,577,476

End of year	$252,368,200	$336,739,200	$110,885,908	$141,679,300

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Dynamic 2040 Fund		BlackRock LifePath® Dynamic 2045 Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,113,620	$3,177,305	$1,618,270	$1,264,778
Net realized gain (loss)	(11,736,854)	45,155,767	(8,917,399)	13,450,854
Net change in unrealized appreciation (depreciation)	(44,539,560)	(4,356,865)	(14,350,579)	1,866,324

Net increase (decrease) in net assets resulting from operations	(52,162,794)	43,976,207	(21,649,708)	16,581,956

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(696,904)	(9,839,631)	(103,812)	(980,686)
Investor A	(2,315,942)	(30,980,877)	(333,280)	(2,459,605)
Investor C	(24,902)	(430,701)	(27,279)	(150,555)
Class K	(1,392,448)	(14,800,890)	(1,526,497)	(9,293,659)
Class R	(64,050)	(860,820)	(47,361)	(330,305)
Return of capital
Institutional	(239,903)	—	(35,370)	—
Investor A	(696,033)	—	(107,552)	—
Investor C	(12,134)	—	(8,536)	—
Class K	(416,429)	—	(415,085)	—
Class R	(25,548)	—	(18,112)	—

Decrease in net assets resulting from distributions to shareholders	(5,884,293)	(56,912,919)	(2,622,884)	(13,214,810)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(12,473,001)	33,393,775	(3,753,664)	28,612,165

NET ASSETS
Total increase (decrease) in net assets	(70,520,088)	20,457,063	(28,026,256)	31,979,311
Beginning of year	301,076,215	280,619,152	117,731,763	85,752,452

End of year	$230,556,127	$301,076,215	$89,705,507	$117,731,763

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Dynamic 2050 Fund		BlackRock LifePath® Dynamic 2055 Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,046,326	$1,539,288	$1,043,904	$754,451
Net realized gain (loss)	(11,700,739)	22,833,787	(7,979,188)	8,879,277
Net change in unrealized appreciation (depreciation)	(23,156,967)	690,287	(9,348,323)	1,561,939

Net increase (decrease) in net assets resulting from operations	(32,811,380)	25,063,362	(16,283,607)	11,195,667

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(310,442)	(3,203,659)	(113,199)	(867,256)
Investor A	(1,204,334)	(11,591,100)	(289,899)	(1,941,240)
Investor C	(25,925)	(286,706)	(17,944)	(141,992)
Class K	(1,306,116)	(9,511,477)	(1,055,279)	(5,712,311)
Class R	(47,333)	(466,707)	(35,746)	(234,446)
Return of capital
Institutional	(74,398)	—	(28,424)	—
Investor A	(301,993)	—	(71,726)	—
Investor C	(7,970)	—	(5,766)	—
Class K	(264,606)	—	(220,361)	—
Class R	(13,103)	—	(9,919)	—

Decrease in net assets resulting from distributions to shareholders	(3,556,220)	(25,059,649)	(1,848,263)	(8,897,245)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,209,343)	37,963,599	(1,558,934)	24,778,285

NET ASSETS
Total increase (decrease) in net assets	(42,576,943)	37,967,312	(19,690,804)	27,076,707
Beginning of year	170,488,367	132,521,055	81,821,529	54,744,822

End of year	$127,911,424	$170,488,367	$62,130,725	$81,821,529

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath® Dynamic 2060 Fund		BlackRock LifePath® Dynamic 2065 Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$288,022	$203,128	$95,689	$65,970
Net realized gain (loss)	(2,404,597)	1,768,482	(595,712)	841,155
Net change in unrealized appreciation (depreciation)	(2,005,196)	521,903	(825,961)	63,867

Net increase (decrease) in net assets resulting from operations	(4,121,771)	2,493,513	(1,325,984)	970,992

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(18,921)	(109,730)	(10,489)	(56,505)
Investor A	(18,798)	(84,115)	(16,796)	(66,727)
Investor C	(897)	(7,496)	(6,692)	(46,986)
Class K	(289,416)	(1,421,206)	(83,852)	(403,884)
Class R	(11,288)	(63,969)	(7,188)	(47,496)
Return of capital
Institutional	(5,900)	—	(2,890)	—
Investor A	(5,533)	—	(4,146)	—
Investor C	(394)	—	(2,517)	—
Class K	(67,871)	—	(20,485)	—
Class R	(4,320)	—	(2,345)	—

Decrease in net assets resulting from distributions to shareholders	(423,338)	(1,686,516)	(157,400)	(621,598)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	262,345	8,576,625	1,010,700	1,351,671

NET ASSETS
Total increase (decrease) in net assets	(4,282,764)	9,383,622	(472,684)	1,701,065
Beginning of year	20,311,772	10,928,150	6,596,760	4,895,695

End of year	$16,029,008	$20,311,772	$6,124,076	$6,596,760

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.89		$11.68		$11.04		$9.69		$11.00

Net investment income(a)	0.20		0.16		0.19		0.28		0.25
Net realized and unrealized gain (loss)	(1.81)		0.63		1.20		1.35		(0.64)

Net increase (decrease) from investment operations	(1.61)		0.79		1.39		1.63		(0.39)

Distributions(b)
From net investment income	(0.01)		(0.43)		(0.22)		(0.19)		(0.27)
From net realized gain	(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	(0.06)		—		—		—		—

Total distributions	(0.11)		(1.58)		(0.75)		(0.28)		(0.92)

Net asset value, end of year	$9.17		$10.89		$11.68		$11.04		$9.69

Total Return(c)
Based on net asset value	(14.85)%		6.88%		12.82%		16.91%		(3.68)%

Ratios to Average Net Assets(d)
Total expenses	0.72%		0.77%		0.73%		0.57%		0.58%

Total expenses after fees waived and/or reimbursed	0.51%		0.55%		0.56%		0.55%		0.57%

Net investment income	2.03%		1.34%		1.68%		2.61%		2.26%

Supplemental Data
Net assets, end of year (000)	$36,438		$49,943		$59,201		$99,249		$25,343

Portfolio turnover rate	7	%(e)	2	%(e)	43	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)
	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$9.12		$10.03		$9.58		$8.45		$9.72

Net investment income(a)	0.14		0.11		0.13		0.23		0.20
Net realized and unrealized gain (loss)	(1.51)		0.54		1.05		1.16		(0.57)

Net increase (decrease) from investment operations	(1.37)		0.65		1.18		1.39		(0.37)

Distributions(b)
From net investment income	(0.01)		(0.40)		(0.20)		(0.17)		(0.25)
From net realized gain	(0.04)		(1.16)		(0.53)		(0.09)		(0.65)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.10)		(1.56)		(0.73)		(0.26)		(0.90)

Net asset value, end of year	$7.65		$9.12		$10.03		$9.58		$8.45

Total Return(c)
Based on net asset value	(15.08)%		6.61%		12.56%		16.56%		(3.93)%

Ratios to Average Net Assets(d)
Total expenses	0.97%		1.02%		0.98%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed	0.76%		0.80%		0.81%		0.80%		0.82%

Net investment income	1.77%		1.09%		1.40%		2.43%		2.05%

Supplemental Data
Net assets, end of year (000)	$116,173		$164,481		$190,948		$234,757		$65,509

Portfolio turnover rate	7	%(e)	2	%(e)	43	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)
	Investor C
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.69		$11.50		$10.87		$9.57		$10.87

Net investment income(a)	0.10		0.04		0.06		0.18		0.13
Net realized and unrealized gain (loss)	(1.78)		0.63		1.20		1.30		(0.63)

Net increase (decrease) from investment operations	(1.68)		0.67		1.26		1.48		(0.50)

Distributions(b)
From net investment income	—		(0.33)		(0.10)		(0.09)		(0.15)
From net realized gain	(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.06)		(1.48)		(0.63)		(0.18)		(0.80)

Net asset value, end of year	$8.95		$10.69		$11.50		$10.87		$9.57

Total Return(c)
Based on net asset value	(15.75)%		5.83%		11.72%		15.54%		(4.67)%

Ratios to Average Net Assets(d)
Total expenses	1.72%		1.77%		1.73%		1.62%		1.63%

Total expenses after fees waived and/or reimbursed	1.51%		1.55%		1.57%		1.60%		1.62%

Net investment income	1.02%		0.35%		0.55%		1.66%		1.20%

Supplemental Data
Net assets, end of year (000)	$1,585		$2,249		$2,303		$3,846		$672

Portfolio turnover rate	7	%(e)	2	%(e)	43	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)
	Class K
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.83		$11.63		$10.99		$9.65		$10.96

Net investment income(a)	0.21		0.19		0.21		0.32		0.27
Net realized and unrealized gain (loss)	(1.79)		0.63		1.21		1.32		(0.64)

Net increase (decrease) from investment operations	(1.58)		0.82		1.42		1.64		(0.37)

Distributions(b)
From net investment income	(0.02)		(0.47)		(0.25)		(0.21)		(0.29)
From net realized gain	(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	(0.06)		—		—		—		—

Total distributions	(0.12)		(1.62)		(0.78)		(0.30)		(0.94)

Net asset value, end of year	$9.13		$10.83		$11.63		$10.99		$9.65

Total Return(c)
Based on net asset value	(14.64)%		7.11%		13.17%		17.07%		(3.47)%

Ratios to Average Net Assets(d)
Total expenses	0.47%		0.52%		0.50%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.26%		0.30%		0.32%		0.35%		0.37%

Net investment income	2.17%		1.61%		1.88%		2.99%		2.54%

Supplemental Data
Net assets, end of year (000)	$43,138		$78,916		$74,809		$64,913		$14,901

Portfolio turnover rate	7	%(e)	2	%(e)	43	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)
	Class R
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.74		$11.54		$10.91		$9.60		$10.91

Net investment income(a)	0.16		0.11		0.14		0.23		0.20
Net realized and unrealized gain (loss)	(1.79)		0.62		1.19		1.32		(0.64)

Net increase (decrease) from investment operations	(1.63)		0.73		1.33		1.55		(0.44)

Distributions(b)
From net investment income	—		(0.38)		(0.17)		(0.15)		(0.22)
From net realized gain	(0.04)		(1.15)		(0.53)		(0.09)		(0.65)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.09)		(1.53)		(0.70)		(0.24)		(0.87)

Net asset value, end of year	$9.02		$10.74		$11.54		$10.91		$9.60

Total Return(c)
Based on net asset value	(15.25)%		6.41%		12.41%		16.24%		(4.11)%

Ratios to Average Net Assets(d)
Total expenses	1.17%		1.22%		1.19%		1.02%		1.03%

Total expenses after fees waived and/or reimbursed	0.95%		1.00%		1.01%		1.00%		1.02%

Net investment income	1.66%		0.91%		1.29%		2.19%		1.87%

Supplemental Data
Net assets, end of year (000)	$5,292		$6,183		$6,360		$5,291		$1,036

Portfolio turnover rate	7	%(e)	2	%(e)	43	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund
	Institutional
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.43		$14.72		$13.42		$11.81		$13.52

Net investment income(a)	0.24		0.20		0.22		0.30		0.25
Net realized and unrealized gain (loss)	(2.44)		1.08		1.47		1.99		(0.87)

Net increase (decrease) from investment operations	(2.20)		1.28		1.69		2.29		(0.62)

Distributions(b)
From net investment income	(0.05)		(0.58)		(0.26)		(0.27)		(0.24)
From net realized gain	(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.18)		(1.57)		(0.39)		(0.68)		(1.09)

Net asset value, end of year	$12.05		$14.43		$14.72		$13.42		$11.81

Total Return(c)
Based on net asset value	(15.28)%		8.82%		12.87%		19.46%		(4.66)%

Ratios to Average Net Assets(d)
Total expenses	0.75%		0.80%		0.78%		0.57%		0.57%

Total expenses after fees waived and/or reimbursed	0.50%		0.54%		0.55%		0.55%		0.55%

Net investment income	1.87%		1.29%		1.65%		2.32%		1.87%

Supplemental Data
Net assets, end of year (000)	$6,563		$11,872		$10,690		$2,908		$1,519

Portfolio turnover rate	15	%(e)	6	%(e)	45	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)
	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.28		$14.58		$13.29		$11.70		$13.50

Net investment income(a)	0.21		0.15		0.18		0.26		0.26
Net realized and unrealized gain (loss)	(2.43)		1.08		1.46		1.98		(0.91)

Net increase (decrease) from investment operations	(2.22)		1.23		1.64		2.24		(0.65)

Distributions(b)
From net investment income	(0.03)		(0.54)		(0.22)		(0.24)		(0.30)
From net realized gain	(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.16)		(1.53)		(0.35)		(0.65)		(1.15)

Net asset value, end of year	$11.90		$14.28		$14.58		$13.29		$11.70

Total Return(c)
Based on net asset value	(15.54)%		8.56%		12.60%		19.16%		(4.87)%

Ratios to Average Net Assets(d)
Total expenses	1.00%		1.05%		1.01%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed	0.75%		0.79%		0.80%		0.80%		0.81%

Net investment income	1.71%		1.02%		1.34%		1.97%		1.94%

Supplemental Data
Net assets, end of year (000)	$18,335		$23,788		$24,518		$23,298		$25,940

Portfolio turnover rate	15	%(e)	6	%(e)	45	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)
	Investor C
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.16		$14.49		$13.20		$11.63		$13.44

Net investment income(a)	0.12		0.04		0.06		0.16		0.16
Net realized and unrealized gain (loss)	(2.40)		1.07		1.47		1.96		(0.92)

Net increase (decrease) from investment operations	(2.28)		1.11		1.53		2.12		(0.76)

Distributions(b)
From net investment income	—		(0.45)		(0.11)		(0.14)		(0.20)
From net realized gain	(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.12)		(1.44)		(0.24)		(0.55)		(1.05)

Net asset value, end of year	$11.76		$14.16		$14.49		$13.20		$11.63

Total Return(c)
Based on net asset value	(16.12)%		7.70%		11.76%		18.25%		(5.70)%

Ratios to Average Net Assets(d)
Total expenses	1.75%		1.80%		1.77%		1.62%		1.63%

Total expenses after fees waived and/or reimbursed	1.50%		1.54%		1.56%		1.60%		1.61%

Net investment income	0.97%		0.28%		0.49%		1.25%		1.17%

Supplemental Data
Net assets, end of year (000)	$2,170		$2,763		$2,610		$3,416		$2,434

Portfolio turnover rate	15	%(e)	6	%(e)	45	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)
	Class K
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.26		$14.57		$13.28		$11.69		$13.49

Net investment income(a)	0.27		0.23		0.24		0.34		0.33
Net realized and unrealized gain (loss)	(2.42)		1.07		1.47		1.96		(0.91)

Net increase (decrease) from investment operations	(2.15)		1.30		1.71		2.30		(0.58)

Distributions(b)
From net investment income	(0.06)		(0.62)		(0.29)		(0.30)		(0.37)
From net realized gain	(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.19)		(1.61)		(0.42)		(0.71)		(1.22)

Net asset value, end of year	$11.92		$14.26		$14.57		$13.28		$11.69

Total Return(c)
Based on net asset value	(15.06)%		9.05%		13.17%		19.72%		(4.43)%

Ratios to Average Net Assets(d)
Total expenses	0.50%		0.55%		0.52%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.25%		0.29%		0.31%		0.35%		0.36%

Net investment income	2.12%		1.55%		1.84%		2.62%		2.44%

Supplemental Data
Net assets, end of year (000)	$46,518		$75,927		$59,727		$34,027		$9,062

Portfolio turnover rate	15	%(e)	6	%(e)	45	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)
	Class R
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.25		$14.56		$13.26		$11.68		$13.49

Net investment income(a)	0.20		0.13		0.14		0.24		0.24
Net realized and unrealized gain (loss)	(2.43)		1.07		1.48		1.97		(0.92)

Net increase (decrease) from investment operations	(2.23)		1.20		1.62		2.21		(0.68)

Distributions(b)
From net investment income	(0.02)		(0.52)		(0.19)		(0.22)		(0.28)
From net realized gain	(0.04)		(0.99)		(0.13)		(0.41)		(0.85)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.15)		(1.51)		(0.32)		(0.63)		(1.13)

Net asset value, end of year	$11.87		$14.25		$14.56		$13.26		$11.68

Total Return(c)
Based on net asset value	(15.65)%		8.30%		12.44%		18.91%		(5.10)%

Ratios to Average Net Assets(d)
Total expenses	1.20%		1.25%		1.20%		1.02%		1.03%

Total expenses after fees waived and/or reimbursed	0.95%		0.99%		1.00%		1.00%		1.01%

Net investment income	1.59%		0.85%		1.05%		1.82%		1.77%

Supplemental Data
Net assets, end of year (000)	$3,754		$3,875		$3,559		$5,479		$5,003

Portfolio turnover rate	15	%(e)	6	%(e)	45	%(f)	35	%(g)	38	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund
	Institutional
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.10		$14.80		$13.65		$11.90		$14.26

Net investment income(a)	0.23		0.19		0.20		0.29		0.29
Net realized and unrealized gain (loss)	(2.46)		1.48		1.52		2.32		(1.04)

Net increase (decrease) from investment operations	(2.23)		1.67		1.72		2.61		(0.75)

Distributions(b)
From net investment income	(0.10)		(0.75)		(0.23)		(0.30)		(0.31)
From net realized gain	(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.23)		(2.37)		(0.57)		(0.86)		(1.61)

Net asset value, end of year	$11.64		$14.10		$14.80		$13.65		$11.90

Total Return(c)
Based on net asset value	(15.83)%		11.46%		13.05%		22.07%		(5.48)%

Ratios to Average Net Assets(d)
Total expenses	0.74%		0.79%		0.75%		0.56%		0.56%

Total expenses after fees waived and/or reimbursed	0.49%		0.53%		0.54%		0.55%		0.56%

Net investment income	1.88%		1.25%		1.51%		2.18%		2.01%

Supplemental Data
Net assets, end of year (000)	$40,746		$55,606		$58,905		$73,530		$59,749

Portfolio turnover rate	11	%(e)	5	%(e)	38	%(f)	32	%(g)	29	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)
	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.30		$14.09		$13.02		$11.39		$13.72

Net investment income(a)	0.19		0.15		0.16		0.24		0.25
Net realized and unrealized gain (loss)	(2.31)		1.40		1.45		2.22		(1.00)

Net increase (decrease) from investment operations	(2.12)		1.55		1.61		2.46		(0.75)

Distributions(b)
From net investment income	(0.09)		(0.72)		(0.20)		(0.27)		(0.28)
From net realized gain	(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.22)		(2.34)		(0.54)		(0.83)		(1.58)

Net asset value, end of year	$10.96		$13.30		$14.09		$13.02		$11.39

Total Return(c)
Based on net asset value	(15.98)%		11.13%		12.79%		21.72%		(5.69)%

Ratios to Average Net Assets(d)
Total expenses	0.99%		1.04%		1.00%		0.81%		0.81%

Total expenses after fees waived and/or reimbursed	0.74%		0.78%		0.79%		0.80%		0.81%

Net investment income	1.64%		1.00%		1.24%		1.89%		1.80%

Supplemental Data
Net assets, end of year (000)	$133,740		$172,296		$183,497		$212,100		$212,050

Portfolio turnover rate	11	%(e)	5	%(e)	38	%(f)	32	%(g)	29	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.71		$14.47		$13.34		$11.65		$14.01

Net investment income(a)	0.11		0.04		0.06		0.14		0.15
Net realized and unrealized gain (loss)	(2.38)		1.43		1.50		2.27		(1.04)

Net increase (decrease) from investment operations	(2.27)		1.47		1.56		2.41		(0.89)

Distributions(b)
From net investment income	(0.05)		(0.61)		(0.09)		(0.16)		(0.17)
From net realized gain	(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.18)		(2.23)		(0.43)		(0.72)		(1.47)

Net asset value, end of year	$11.26		$13.71		$14.47		$13.34		$11.65

Total Return(c)
Based on net asset value	(16.62)%		10.29%		12.00%		20.76%		(6.53)%

Ratios to Average Net Assets(d)
Total expenses	1.74%		1.79%		1.76%		1.61%		1.61%

Total expenses after fees waived and/or reimbursed	1.49%		1.53%		1.55%		1.60%		1.61%

Net investment income	0.91%		0.23%		0.44%		1.08%		1.05%

Supplemental Data
Net assets, end of year (000)	$2,359		$2,698		$2,925		$3,746		$4,117

Portfolio turnover rate	11	%(e)	5	%(e)	38	%(f)	32	%(g)	29	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$14.06		$14.77		$13.62		$11.88		$14.24

Net investment income(a)	0.25		0.24		0.23		0.34		0.32
Net realized and unrealized gain (loss)	(2.44)		1.46		1.52		2.29		(1.04)

Net increase (decrease) from investment operations	(2.19)		1.70		1.75		2.63		(0.72)

Distributions(b)
From net investment income	(0.12)		(0.79)		(0.26)		(0.33)		(0.34)
From net realized gain	(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.25)		(2.41)		(0.60)		(0.89)		(1.64)

Net asset value, end of year	$11.62		$14.06		$14.77		$13.62		$11.88

Total Return(c)
Based on net asset value	(15.63)%		11.70%		13.36%		22.27%		(5.28)%

Ratios to Average Net Assets(d)
Total expenses	0.49%		0.54%		0.51%		0.36%		0.36%

Total expenses after fees waived and/or reimbursed	0.24%		0.28%		0.30%		0.36%		0.36%

Net investment income	2.08%		1.54%		1.73%		2.52%		2.27%

Supplemental Data
Net assets, end of year (000)	$70,367		$100,750		$77,510		$56,168		$28,121

Portfolio turnover rate	11	%(e)	5	%(e)	38	%(f)	32	%(g)	29	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.86		$14.59		$13.46		$11.76		$14.12

Net investment income(a)	0.18		0.13		0.14		0.24		0.24
Net realized and unrealized gain (loss)	(2.42)		1.45		1.50		2.27		(1.05)

Net increase (decrease) from investment operations	(2.24)		1.58		1.64		2.51		(0.81)

Distributions(b)
From net investment income	(0.08)		(0.69)		(0.17)		(0.25)		(0.25)
From net realized gain	(0.06)		(1.62)		(0.34)		(0.56)		(1.30)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.21)		(2.31)		(0.51)		(0.81)		(1.55)

Net asset value, end of year	$11.41		$13.86		$14.59		$13.46		$11.76

Total Return(c)
Based on net asset value	(16.21)%		10.93%		12.58%		21.44%		(5.92)%

Ratios to Average Net Assets(d)
Total expenses	1.19%		1.24%		1.20%		1.01%		1.01%

Total expenses after fees waived and/or reimbursed	0.94%		0.98%		0.99%		1.01%		1.01%

Net investment income	1.50%		0.84%		1.10%		1.78%		1.70%

Supplemental Data
Net assets, end of year (000)	$5,157		$5,389		$4,434		$4,646		$2,575

Portfolio turnover rate	11	%(e)	5	%(e)	38	%(f)	32	%(g)	29	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$16.13		$15.92		$14.34		$12.21		$14.48

Net investment income(a)	0.25		0.20		0.22		0.30		0.25
Net realized and unrealized gain (loss)	(2.91)		1.97		1.71		2.58		(1.15)

Net increase (decrease) from investment operations	(2.66)		2.17		1.93		2.88		(0.90)

Distributions(b)
From net investment income	(0.10)		(0.85)		(0.23)		(0.30)		(0.27)
From net realized gain	(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.28)		(1.96)		(0.35)		(0.75)		(1.37)

Net asset value, end of year	$13.19		$16.13		$15.92		$14.34		$12.21

Total Return(c)
Based on net asset value	(16.56)%		13.76%		13.82%		23.66%		(6.42)%

Ratios to Average Net Assets(d)
Total expenses	0.76%		0.82%		0.80%		0.57%		0.57%

Total expenses after fees waived and/or reimbursed	0.48%		0.52%		0.54%		0.55%		0.55%

Net investment income	1.80%		1.19%		1.55%		2.20%		1.71%

Supplemental Data
Net assets, end of year (000)	$10,486		$12,898		$11,677		$4,004		$2,231

Portfolio turnover rate	14	%(e)	3	%(e)	29	%(f)	42	%(g)	40	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$16.05		$15.85		$14.27		$12.15		$14.46

Net investment income(a)	0.22		0.16		0.16		0.25		0.25
Net realized and unrealized gain (loss)	(2.91)		1.96		1.73		2.58		(1.19)

Net increase (decrease) from investment operations	(2.69)		2.12		1.89		2.83		(0.94)

Distributions(b)
From net investment income	(0.08)		(0.81)		(0.19)		(0.26)		(0.27)
From net realized gain	(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.26)		(1.92)		(0.31)		(0.71)		(1.37)

Net asset value, end of year	$13.10		$16.05		$15.85		$14.27		$12.15

Total Return(c)
Based on net asset value	(16.79)%		13.46%		13.55%		23.37%		(6.69)%

Ratios to Average Net Assets(d)
Total expenses	1.01%		1.07%		1.03%		0.82%		0.82%

Total expenses after fees waived and/or reimbursed	0.73%		0.77%		0.79%		0.80%		0.80%

Net investment income	1.57%		0.93%		1.18%		1.85%		1.75%

Supplemental Data
Net assets, end of year (000)	$24,670		$26,304		$28,189		$28,656		$27,982

Portfolio turnover rate	14	%(e)	3	%(e)	29	%(f)	42	%(g)	40	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$15.80		$15.67		$14.11		$12.02		$14.33

Net investment income(a)	0.11		0.03		0.06		0.14		0.14
Net realized and unrealized gain (loss)	(2.85)		1.93		1.70		2.56		(1.19)

Net increase (decrease) from investment operations	(2.74)		1.96		1.76		2.70		(1.05)

Distributions(b)
From net investment income	(0.03)		(0.72)		(0.08)		(0.16)		(0.16)
From net realized gain	(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.21)		(1.83)		(0.20)		(0.61)		(1.26)

Net asset value, end of year	$12.85		$15.80		$15.67		$14.11		$12.02

Total Return(c)
Based on net asset value	(17.38)%		12.56%		12.68%		22.43%		(7.47)%

Ratios to Average Net Assets(d)
Total expenses	1.76%		1.82%		1.79%		1.62%		1.62%

Total expenses after fees waived and/or reimbursed	1.48%		1.52%		1.55%		1.60%		1.60%

Net investment income	0.80%		0.20%		0.42%		1.07%		0.99%

Supplemental Data
Net assets, end of year (000)	$3,066		$3,637		$3,123		$3,173		$2,609

Portfolio turnover rate	14	%(e)	3	%(e)	29	%(f)	42	%(g)	40	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$16.38		$16.15		$14.53		$12.36		$14.68

Net investment income(a)	0.28		0.25		0.25		0.37		0.33
Net realized and unrealized gain (loss)	(2.94)		1.99		1.74		2.58		(1.22)

Net increase (decrease) from investment operations	(2.66)		2.24		1.99		2.95		(0.89)

Distributions(b)
From net investment income	(0.12)		(0.90)		(0.25)		(0.33)		(0.33)
From net realized gain	(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.30)		(2.01)		(0.37)		(0.78)		(1.43)

Net asset value, end of year	$13.42		$16.38		$16.15		$14.53		$12.36

Total Return(c)
Based on net asset value	(16.32)%		13.96%		14.14%		23.92%		(6.23)%

Ratios to Average Net Assets(d)
Total expenses	0.51%		0.57%		0.54%		0.36%		0.37%

Total expenses after fees waived and/or reimbursed	0.23%		0.27%		0.30%		0.35%		0.35%

Net investment income	1.97%		1.47%		1.77%		2.63%		2.25%

Supplemental Data
Net assets, end of year (000)	$68,520		$95,154		$67,968		$27,720		$6,627

Portfolio turnover rate	14	%(e)	3	%(e)	29	%(f)	42	%(g)	40	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$16.03		$15.85		$14.26		$12.15		$14.46

Net investment income(a)	0.19		0.13		0.13		0.24		0.22
Net realized and unrealized gain (loss)	(2.89)		1.95		1.73		2.57		(1.19)

Net increase (decrease) from investment operations	(2.70)		2.08		1.86		2.81		(0.97)

Distributions(b)
From net investment income	(0.07)		(0.79)		(0.15)		(0.25)		(0.24)
From net realized gain	(0.09)		(1.11)		(0.12)		(0.45)		(1.10)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.25)		(1.90)		(0.27)		(0.70)		(1.34)

Net asset value, end of year	$13.08		$16.03		$15.85		$14.26		$12.15

Total Return(c)
Based on net asset value	(16.91)%		13.19%		13.33%		23.15%		(6.87)%

Ratios to Average Net Assets(d)
Total expenses	1.21%		1.27%		1.21%		1.02%		1.02%

Total expenses after fees waived and/or reimbursed	0.93%		0.97%		0.99%		1.00%		1.00%

Net investment income	1.40%		0.77%		0.91%		1.71%		1.55%

Supplemental Data
Net assets, end of year (000)	$4,143		$3,687		$2,620		$5,541		$3,131

Portfolio turnover rate	14	%(e)	3	%(e)	29	%(f)	42	%(g)	40	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.02		$18.74		$17.22		$14.62		$18.04

Net investment income(a)	0.26		0.23		0.23		0.35		0.34
Net realized and unrealized gain (loss)	(3.33)		2.73		2.09		3.39		(1.65)

Net increase (decrease) from investment operations	(3.07)		2.96		2.32		3.74		(1.31)

Distributions(b)
From net investment income	(0.13)		(1.29)		(0.24)		(0.37)		(0.33)
From net realized gain	(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.32)		(3.68)		(0.80)		(1.14)		(2.11)

Net asset value, end of year	$14.63		$18.02		$18.74		$17.22		$14.62

Total Return(c)
Based on net asset value	(17.09)%		16.04%		13.98%		25.72%		(7.49)%

Ratios to Average Net Assets(d)
Total expenses	0.76%		0.81%		0.77%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed	0.47%		0.52%		0.53%		0.55%		0.55%

Net investment income	1.67%		1.13%		1.41%		2.10%		1.87%

Supplemental Data
Net assets, end of year (000)	$41,098		$54,509		$59,328		$60,508		$48,056

Portfolio turnover rate	13	%(e)	6	%(e)	39	%(f)	35	%(g)	39	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$15.66		$16.71		$15.44		$13.22		$16.53

Net investment income(a)	0.19		0.16		0.17		0.27		0.27
Net realized and unrealized gain (loss)	(2.89)		2.45		1.87		3.06		(1.50)

Net increase (decrease) from investment operations	(2.70)		2.61		2.04		3.33		(1.23)

Distributions(b)
From net investment income	(0.13)		(1.26)		(0.21)		(0.34)		(0.30)
From net realized gain	(0.11)		(2.40)		(0.56)		(0.77)		(1.78)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.31)		(3.66)		(0.77)		(1.11)		(2.08)

Net asset value, end of year	$12.65		$15.66		$16.71		$15.44		$13.22

Total Return(c)
Based on net asset value	(17.32)%		15.84%		13.72%		25.29%		(7.70)%

Ratios to Average Net Assets(d)
Total expenses	1.01%		1.06%		1.02%		0.80%		0.80%

Total expenses after fees waived and/or reimbursed	0.72%		0.77%		0.78%		0.80%		0.80%

Net investment income	1.43%		0.89%		1.14%		1.81%		1.66%

Supplemental Data
Net assets, end of year (000)	$121,680		$153,955		$157,613		$173,103		$168,678

Portfolio turnover rate	13	%(e)	6	%(e)	39	%(f)	35	%(g)	39	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.56		$18.38		$16.89		$14.37		$17.77

Net investment income(a)	0.11		0.03		0.05		0.17		0.15
Net realized and unrealized gain (loss)	(3.25)		2.69		2.06		3.32		(1.62)

Net increase (decrease) from investment operations	(3.14)		2.72		2.11		3.49		(1.47)

Distributions(b)
From net investment income	(0.06)		(1.15)		(0.06)		(0.20)		(0.15)
From net realized gain	(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.25)		(3.54)		(0.62)		(0.97)		(1.93)

Net asset value, end of year	$14.17		$17.56		$18.38		$16.89		$14.37

Total Return(c)
Based on net asset value	(17.94)%		14.97%		12.80%		24.35%		(8.47)%

Ratios to Average Net Assets(d)
Total expenses	1.76%		1.81%		1.77%		1.60%		1.60%

Total expenses after fees waived and/or reimbursed	1.47%		1.52%		1.55%		1.60%		1.60%

Net investment income	0.71%		0.15%		0.32%		1.05%		0.86%

Supplemental Data
Net assets, end of year (000)	$2,210		$2,486		$2,325		$3,276		$2,541

Portfolio turnover rate	13	%(e)	6	%(e)	39	%(f)	35	%(g)	39	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.16		$18.85		$17.32		$14.70		$18.13

Net investment income(a)	0.29		0.29		0.26		0.41		0.38
Net realized and unrealized gain (loss)	(3.35)		2.75		2.11		3.38		(1.66)

Net increase (decrease) from investment operations	(3.06)		3.04		2.37		3.79		(1.28)

Distributions(b)
From net investment income	(0.15)		(1.34)		(0.28)		(0.40)		(0.37)
From net realized gain	(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.34)		(3.73)		(0.84)		(1.17)		(2.15)

Net asset value, end of year	$14.76		$18.16		$18.85		$17.32		$14.70

Total Return(c)
Based on net asset value	(16.90)%		16.38%		14.23%		25.96%		(7.31)%

Ratios to Average Net Assets(d)
Total expenses	0.51%		0.56%		0.53%		0.35%		0.35%

Total expenses after fees waived and/or reimbursed	0.22%		0.27%		0.29%		0.35%		0.35%

Net investment income	1.87%		1.44%		1.58%		2.42%		2.09%

Supplemental Data
Net assets, end of year (000)	$60,687		$85,150		$57,407		$47,987		$28,294

Portfolio turnover rate	13	%(e)	6	%(e)	39	%(f)	35	%(g)	39	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.73		$18.51		$17.02		$14.48		$17.89

Net investment income(a)	0.19		0.14		0.16		0.28		0.25
Net realized and unrealized gain (loss)	(3.28)		2.70		2.06		3.34		(1.63)

Net increase (decrease) from investment operations	(3.09)		2.84		2.22		3.62		(1.38)

Distributions(b)
From net investment income	(0.10)		(1.23)		(0.17)		(0.31)		(0.25)
From net realized gain	(0.11)		(2.39)		(0.56)		(0.77)		(1.78)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.29)		(3.62)		(0.73)		(1.08)		(2.03)

Net asset value, end of year	$14.35		$17.73		$18.51		$17.02		$14.48

Total Return(c)
Based on net asset value	(17.48)%		15.55%		13.45%		25.10%		(7.92)%

Ratios to Average Net Assets(d)
Total expenses	1.21%		1.26%		1.21%		1.01%		1.00%

Total expenses after fees waived and/or reimbursed	0.92%		0.97%		0.98%		1.00%		1.00%

Net investment income	1.28%		0.72%		0.96%		1.70%		1.41%

Supplemental Data
Net assets, end of year (000)	$4,880		$4,977		$3,946		$4,005		$2,078

Portfolio turnover rate	13	%(e)	6	%(e)	39	%(f)	35	%(g)	39	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.81		$17.06		$15.31		$12.75		$15.41

Net investment income(a)	0.23		0.20		0.21		0.31		0.26
Net realized and unrealized gain (loss)	(3.36)		2.79		1.91		3.04		(1.47)

Net increase (decrease) from investment operations	(3.13)		2.99		2.12		3.35		(1.21)

Distributions(b)
From net investment income	(0.13)		(1.16)		(0.22)		(0.31)		(0.29)
From net realized gain	(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.37)		(2.24)		(0.37)		(0.79)		(1.45)

Net asset value, end of year	$14.31		$17.81		$17.06		$15.31		$12.75

Total Return(c)
Based on net asset value	(17.68)%		17.61%		14.31%		26.38%		(8.18)%

Ratios to Average Net Assets(d)
Total expenses	0.78%		0.84%		0.82%		0.58%		0.58%

Total expenses after fees waived and/or reimbursed	0.47%		0.51%		0.53%		0.56%		0.55%

Net investment income	1.49%		1.07%		1.43%		2.13%		1.68%

Supplemental Data
Net assets, end of year (000)	$6,317		$8,641		$7,491		$4,656		$2,967

Portfolio turnover rate	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.75		$17.02		$15.27		$12.72		$15.40

Net investment income(a)	0.19		0.16		0.16		0.26		0.24
Net realized and unrealized gain (loss)	(3.35)		2.77		1.92		3.05		(1.50)

Net increase (decrease) from investment operations	(3.16)		2.93		2.08		3.31		(1.26)

Distributions(b)
From net investment income	(0.12)		(1.12)		(0.18)		(0.28)		(0.26)
From net realized gain	(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.35)		(2.20)		(0.33)		(0.76)		(1.42)

Net asset value, end of year	$14.24		$17.75		$17.02		$15.27		$12.72

Total Return(c)
Based on net asset value	(17.89)%		17.33%		14.03%		26.05%		(8.44)%

Ratios to Average Net Assets(d)
Total expenses	1.03%		1.09%		1.05%		0.84%		0.83%

Total expenses after fees waived and/or reimbursed	0.72%		0.76%		0.79%		0.81%		0.80%

Net investment income	1.23%		0.84%		1.12%		1.82%		1.56%

Supplemental Data
Net assets, end of year (000)	$17,896		$21,856		$17,996		$18,811		$17,742

Portfolio turnover rate	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)	Rounds to less than 1%.

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.42		$16.78		$15.04		$12.54		$15.20

Net investment income(a)	0.07		0.02		0.04		0.15		0.12
Net realized and unrealized gain (loss)	(3.28)		2.72		1.90		2.99		(1.47)

Net increase (decrease) from investment operations	(3.21)		2.74		1.94		3.14		(1.35)

Distributions(b)
From net investment income	(0.08)		(1.02)		(0.05)		(0.16)		(0.15)
From net realized gain	(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.31)		(2.10)		(0.20)		(0.64)		(1.31)

Net asset value, end of year	$13.90		$17.42		$16.78		$15.04		$12.54

Total Return(c)
Based on net asset value	(18.51)%		16.40%		13.16%		25.07%		(9.13)%

Ratios to Average Net Assets(d)
Total expenses	1.78%		1.84%		1.81%		1.64%		1.63%

Total expenses after fees waived and/or reimbursed	1.47%		1.51%		1.55%		1.61%		1.60%

Net investment income	0.47%		0.08%		0.29%		1.04%		0.78%

Supplemental Data
Net assets, end of year (000)	$1,284		$1,392		$1,129		$1,732		$1,535

Portfolio turnover rate	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)	Rounds to less than 1%.

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.05		$17.25		$15.48		$12.88		$15.57

Net investment income(a)	0.26		0.26		0.26		0.39		0.32
Net realized and unrealized gain (loss)	(3.39)		2.81		1.91		3.03		(1.52)

Net increase (decrease) from investment operations	(3.13)		3.07		2.17		3.42		(1.20)

Distributions(b)
From net investment income	(0.15)		(1.19)		(0.25)		(0.34)		(0.33)
From net realized gain	(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.39)		(2.27)		(0.40)		(0.82)		(1.49)

Net asset value, end of year	$14.53		$18.05		$17.25		$15.48		$12.88

Total Return(c)
Based on net asset value	(17.44)%		17.93%		14.54%		26.67%		(7.99)%

Ratios to Average Net Assets(d)
Total expenses	0.53%		0.59%		0.57%		0.37%		0.38%

Total expenses after fees waived and/or reimbursed	0.22%		0.26%		0.29%		0.34%		0.35%

Net investment income	1.68%		1.35%		1.73%		2.60%		2.04%

Supplemental Data
Net assets, end of year (000)	$60,100		$82,853		$56,683		$20,936		$4,471

Portfolio turnover rate	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)	Rounds to less than 1%.

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$17.68		$16.97		$15.23		$12.69		$15.37

Net investment income(a)	0.17		0.12		0.13		0.24		0.21
Net realized and unrealized gain (loss)	(3.34)		2.77		1.90		3.03		(1.49)

Net increase (decrease) from investment operations	(3.17)		2.89		2.03		3.27		(1.28)

Distributions(b)
From net investment income	(0.11)		(1.10)		(0.14)		(0.25)		(0.24)
From net realized gain	(0.15)		(1.08)		(0.15)		(0.48)		(1.16)
Return of capital	(0.08)		—		—		—		—

Total distributions	(0.34)		(2.18)		(0.29)		(0.73)		(1.40)

Net asset value, end of year	$14.17		$17.68		$16.97		$15.23		$12.69

Total Return(c)
Based on net asset value	(18.03)%		17.10%		13.73%		25.83%		(8.63)%

Ratios to Average Net Assets(d)
Total expenses	1.23%		1.29%		1.24%		1.04%		1.03%

Total expenses after fees waived and/or reimbursed	0.92%		0.96%		0.99%		1.01%		1.00%

Net investment income	1.17%		0.64%		0.87%		1.65%		1.38%

Supplemental Data
Net assets, end of year (000)	$4,108		$2,989		$2,454		$4,104		$3,196

Portfolio turnover rate	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)	Rounds to less than 1%.

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$22.99		$22.78		$20.39		$17.13		$21.54

Net investment income(a)	0.28		0.26		0.24		0.41		0.36
Net realized and unrealized gain (loss)	(4.56)		3.83		2.67		4.09		(2.07)

Net increase (decrease) from investment operations	(4.28)		4.09		2.91		4.50		(1.71)

Distributions(b)
From net investment income	(0.20)		(1.69)		(0.26)		(0.42)		(0.42)
From net realized gain	(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.46)		(3.88)		(0.52)		(1.24)		(2.70)

Net asset value, end of year	$18.25		$22.99		$22.78		$20.39		$17.13

Total Return(c)
Based on net asset value	(18.71)%		18.15%		14.80%		26.38%		(8.27)%

Ratios to Average Net Assets(d)
Total expenses	0.78%		0.84%		0.79%		0.56%		0.56%

Total expenses after fees waived and/or reimbursed	0.49%		0.54%		0.54%		0.55%		0.55%

Net investment income	1.45%		1.04%		1.24%		2.07%		1.68%

Supplemental Data
Net assets, end of year (000)	$15,423		$21,290		$19,215		$16,870		$11,376

Portfolio turnover rate	16	%(e)	1	%(e)	31	%(f)	42	%(g)	43	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$22.87		$22.69		$20.31		$17.06		$21.47

Net investment income(a)	0.24		0.19		0.19		0.34		0.31
Net realized and unrealized gain (loss)	(4.54)		3.82		2.66		4.10		(2.07)

Net increase (decrease) from investment operations	(4.30)		4.01		2.85		4.44		(1.76)

Distributions(b)
From net investment income	(0.18)		(1.64)		(0.21)		(0.37)		(0.37)
From net realized gain	(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.44)		(3.83)		(0.47)		(1.19)		(2.65)

Net asset value, end of year	$18.13		$22.87		$22.69		$20.31		$17.06

Total Return(c)
Based on net asset value	(18.90)%		17.88%		14.50%		26.11%		(8.51)%

Ratios to Average Net Assets(d)
Total expenses	1.03%		1.09%		1.04%		0.81%		0.81%

Total expenses after fees waived and/or reimbursed	0.75%		0.79%		0.79%		0.80%		0.80%

Net investment income	1.22%		0.78%		0.96%		1.76%		1.47%

Supplemental Data
Net assets, end of year (000)	$64,526		$77,982		$73,608		$75,986		$70,181

Portfolio turnover rate	16	%(e)	1	%(e)	31	%(f)	42	%(g)	43	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$22.42		$22.36		$20.02		$16.86		$21.26

Net investment income(a)	0.09		0.01		0.04		0.20		0.14
Net realized and unrealized gain (loss)	(4.44)		3.75		2.62		4.02		(2.05)

Net increase (decrease) from investment operations	(4.35)		3.76		2.66		4.22		(1.91)

Distributions(b)
From net investment income	(0.11)		(1.51)		(0.06)		(0.24)		(0.21)
From net realized gain	(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.37)		(3.70)		(0.32)		(1.06)		(2.49)

Net asset value, end of year	$17.70		$22.42		$22.36		$20.02		$16.86

Total Return(c)
Based on net asset value	(19.50)%		17.00%		13.60%		25.10%		(9.25)%

Ratios to Average Net Assets(d)
Total expenses	1.78%		1.84%		1.80%		1.61%		1.61%

Total expenses after fees waived and/or reimbursed	1.50%		1.54%		1.55%		1.60%		1.60%

Net investment income	0.47%		0.05%		0.19%		1.01%		0.68%

Supplemental Data
Net assets, end of year (000)	$1,690		$2,002		$1,477		$1,774		$1,299

Portfolio turnover rate	16	%(e)	1	%(e)	31	%(f)	42	%(g)	43	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$23.10		$22.86		$20.46		$17.18		$21.59

Net investment income(a)	0.32		0.33		0.29		0.50		0.37
Net realized and unrealized gain (loss)	(4.56)		3.83		2.68		4.06		(2.05)

Net increase (decrease) from investment operations	(4.24)		4.16		2.97		4.56		(1.68)

Distributions(b)
From net investment income	(0.23)		(1.73)		(0.31)		(0.46)		(0.45)
From net realized gain	(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.49)		(3.92)		(0.57)		(1.28)		(2.73)

Net asset value, end of year	$18.37		$23.10		$22.86		$20.46		$17.18

Total Return(c)
Based on net asset value	(18.47)%		18.45%		15.07%		26.67%		(8.11)%

Ratios to Average Net Assets(d)
Total expenses	0.53%		0.59%		0.55%		0.36%		0.36%

Total expenses after fees waived and/or reimbursed	0.24%		0.29%		0.30%		0.35%		0.35%

Net investment income	1.62%		1.34%		1.47%		2.54%		1.69%

Supplemental Data
Net assets, end of year (000)	$42,971		$66,065		$35,574		$16,383		$4,504

Portfolio turnover rate	16	%(e)	1	%(e)	31	%(f)	42	%(g)	43	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$22.74		$22.59		$20.23		$17.00		$21.42

Net investment income(a)	0.21		0.15		0.15		0.31		0.27
Net realized and unrealized gain (loss)	(4.52)		3.80		2.64		4.08		(2.08)

Net increase (decrease) from investment operations	(4.31)		3.95		2.79		4.39		(1.81)

Distributions(b)
From net investment income	(0.16)		(1.61)		(0.17)		(0.34)		(0.33)
From net realized gain	(0.17)		(2.19)		(0.26)		(0.82)		(2.28)
Return of capital	(0.09)		—		—		—		—

Total distributions	(0.42)		(3.80)		(0.43)		(1.16)		(2.61)

Net asset value, end of year	$18.01		$22.74		$22.59		$20.23		$17.00

Total Return(c)
Based on net asset value	(19.05)%		17.65%		14.23%		25.92%		(8.74)%

Ratios to Average Net Assets(d)
Total expenses	1.23%		1.29%		1.24%		1.01%		1.01%

Total expenses after fees waived and/or reimbursed	0.94%		0.99%		1.00%		1.00%		1.00%

Net investment income	1.10%		0.60%		0.77%		1.57%		1.29%

Supplemental Data
Net assets, end of year (000)	$3,302		$3,149		$2,647		$2,558		$1,620

Portfolio turnover rate	16	%(e)	1	%(e)	31	%(f)	42	%(g)	43	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.90		$17.94		$15.90		$13.19		$15.86

Net investment income(a)	0.22		0.20		0.20		0.32		0.26
Net realized and unrealized gain (loss)	(3.75)		3.07		2.18		3.16		(1.56)

Net increase (decrease) from investment operations	(3.53)		3.27		2.38		3.48		(1.30)

Distributions(b)
From net investment income	(0.14)		(1.24)		(0.21)		(0.31)		(0.29)
From net realized gain	(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.38)		(2.31)		(0.34)		(0.77)		(1.37)

Net asset value, end of year	$14.99		$18.90		$17.94		$15.90		$13.19

Total Return(c)
Based on net asset value	(18.75)%		18.43%		15.47%		26.48%		(8.43)%

Ratios to Average Net Assets(d)
Total expenses	0.79%		0.87%		0.85%		0.59%		0.61%

Total expenses after fees waived and/or reimbursed	0.50%		0.54%		0.54%		0.54%		0.55%

Net investment income	1.40%		0.99%		1.30%		2.14%		1.65%

Supplemental Data
Net assets, end of year (000)	$6,014		$7,814		$6,308		$3,461		$1,748

Portfolio turnover rate	27	%(e)	2	%(e)	23	%(f)	54	%(g)	57	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.78		$17.85		$15.82		$13.13		$15.81

Net investment income(a)	0.18		0.15		0.16		0.27		0.24
Net realized and unrealized gain (loss)	(3.72)		3.06		2.17		3.15		(1.57)

Net increase (decrease) from investment operations	(3.54)		3.21		2.33		3.42		(1.33)

Distributions(b)
From net investment income	(0.12)		(1.21)		(0.17)		(0.27)		(0.27)
From net realized gain	(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.36)		(2.28)		(0.30)		(0.73)		(1.35)

Net asset value, end of year	$14.88		$18.78		$17.85		$15.82		$13.13

Total Return(c)
Based on net asset value	(18.90)%		18.13%		15.17%		26.12%		(8.63)%

Ratios to Average Net Assets(d)
Total expenses	1.04%		1.12%		1.09%		0.85%		0.86%

Total expenses after fees waived and/or reimbursed	0.75%		0.79%		0.80%		0.80%		0.80%

Net investment income	1.15%		0.75%		1.05%		1.81%		1.53%

Supplemental Data
Net assets, end of year (000)	$14,873		$17,422		$15,871		$13,347		$11,583

Portfolio turnover rate	27	%(e)	2	%(e)	23	%(f)	54	%(g)	57	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.42		$17.59		$15.58		$12.95		$15.62

Net investment income(a)	0.07		(0.00	)(b)	0.04		0.16		0.12
Net realized and unrealized gain (loss)	(3.66)		3.00		2.15		3.10		(1.56)

Net increase (decrease) from investment operations	(3.59)		3.00		2.19		3.26		(1.44)

Distributions(c)
From net investment income	(0.06)		(1.10)		(0.05)		(0.17)		(0.15)
From net realized gain	(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.30)		(2.17)		(0.18)		(0.63)		(1.23)

Net asset value, end of year	$14.53		$18.42		$17.59		$15.58		$12.95

Total Return(d)
Based on net asset value	(19.53)%		17.19%		14.32%		25.17%		(9.36)%

Ratios to Average Net Assets(e)
Total expenses	1.79%		1.87%		1.84%		1.65%		1.66%

Total expenses after fees waived and/or reimbursed	1.50%		1.54%		1.56%		1.60%		1.60%

Net investment income	0.45%		(0.00)%		0.27%		1.08%		0.75%

Supplemental Data
Net assets, end of year (000)	$1,341		$1,340		$1,071		$1,212		$862

Portfolio turnover rate	27	%(f)	2	%(f)	23	%(g)	54	%(h)	57	%(h)

(a)	Based on average shares outstanding.

(b)	Amount is greater than $(0.005) per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$19.21		$18.19		$16.12		$13.36		$16.06

Net investment income(a)	0.25		0.26		0.25		0.40		0.32
Net realized and unrealized gain (loss)	(3.79)		3.11		2.20		3.16		(1.60)

Net increase (decrease) from investment operations	(3.54)		3.37		2.45		3.56		(1.28)

Distributions(b)
From net investment income	(0.16)		(1.28)		(0.25)		(0.34)		(0.34)
From net realized gain	(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.40)		(2.35)		(0.38)		(0.80)		(1.42)

Net asset value, end of year	$15.27		$19.21		$18.19		$16.12		$13.36

Total Return(c)
Based on net asset value	(18.49)%		18.72%		15.69%		26.75%		(8.21)%

Ratios to Average Net Assets(d)
Total expenses	0.54%		0.62%		0.60%		0.39%		0.41%

Total expenses after fees waived and/or reimbursed	0.25%		0.29%		0.30%		0.34%		0.35%

Net investment income	1.57%		1.28%		1.58%		2.58%		1.99%

Supplemental Data
Net assets, end of year (000)	$37,439		$53,041		$30,189		$7,240		$1,920

Portfolio turnover rate	27	%(e)	2	%(e)	23	%(f)	54	%(g)	57	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$18.72		$17.82		$15.78		$13.11		$15.80

Net investment income(a)	0.16		0.12		0.13		0.24		0.21
Net realized and unrealized gain (loss)	(3.72)		3.03		2.17		3.15		(1.58)

Net increase (decrease) from investment operations	(3.56)		3.15		2.30		3.39		(1.37)

Distributions(b)
From net investment income	(0.11)		(1.18)		(0.13)		(0.26)		(0.24)
From net realized gain	(0.17)		(1.07)		(0.13)		(0.46)		(1.08)
Return of capital	(0.07)		—		—		—		—

Total distributions	(0.35)		(2.25)		(0.26)		(0.72)		(1.32)

Net asset value, end of year	$14.81		$18.72		$17.82		$15.78		$13.11

Total Return(c)
Based on net asset value	(19.09)%		17.83%		14.96%		25.89%		(8.87)%

Ratios to Average Net Assets(d)
Total expenses	1.24%		1.32%		1.28%		1.04%		1.06%

Total expenses after fees waived and/or reimbursed	0.95%		0.99%		1.00%		1.00%		1.00%

Net investment income	1.05%		0.59%		0.85%		1.59%		1.34%

Supplemental Data
Net assets, end of year (000)	$2,464		$2,204		$1,306		$2,088		$859

Portfolio turnover rate	27	%(e)	2	%(e)	23	%(f)	54	%(g)	57	%(g)

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.93		$12.85		$11.47		$9.34		$11.02

Net investment income(a)	0.18		0.16		0.16		0.26		0.19
Net realized and unrealized gain (loss)	(2.77)		2.17		1.44		2.20		(1.13)

Net increase (decrease) from investment operations	(2.59)		2.33		1.60		2.46		(0.94)

Distributions(b)
From net investment income	(0.09)		(0.73)		(0.17)		(0.21)		(0.24)
From net realized gain	(0.09)		(0.52)		(0.05)		(0.12)		(0.50)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.23)		(1.25)		(0.22)		(0.33)		(0.74)

Net asset value, end of year	$11.11		$13.93		$12.85		$11.47		$9.34

Total Return(c)
Based on net asset value	(18.64)%		18.14%		14.34%		26.47	%(d)	(8.64)%

Ratios to Average Net Assets(e)
Total expenses	0.91%		1.05%		1.12%		0.92%		1.10%

Total expenses after fees waived and/or reimbursed	0.49%		0.52%		0.52%		0.54%		0.55%

Net investment income	1.54%		1.09%		1.40%		2.39%		1.73%

Supplemental Data
Net assets, end of year (000)	$1,596		$1,314		$1,197		$237		$19

Portfolio turnover rate	37	%(f)	5	%(f)	18	%(g)	44	%(h)	58	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.91		$12.84		$11.46		$9.33		$11.02

Net investment income(a)	0.15		0.12		0.12		0.23		0.17
Net realized and unrealized gain (loss)	(2.77)		2.17		1.45		2.21		(1.13)

Net increase (decrease) from investment operations	(2.62)		2.29		1.57		2.44		(0.96)

Distributions(b)
From net investment income	(0.08)		(0.70)		(0.14)		(0.19)		(0.23)
From net realized gain	(0.09)		(0.52)		(0.05)		(0.12)		(0.50)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.22)		(1.22)		(0.19)		(0.31)		(0.73)

Net asset value, end of year	$11.07		$13.91		$12.84		$11.46		$9.33

Total Return(c)
Based on net asset value	(18.88)%		17.87%		14.03%		26.20	%(d)	(8.90)%

Ratios to Average Net Assets(e)
Total expenses	1.15%		1.30%		1.36%		1.17%		1.36%

Total expenses after fees waived and/or reimbursed	0.74%		0.77%		0.80%		0.79%		0.80%

Net investment income	1.31%		0.84%		1.14%		2.11%		1.61%

Supplemental Data
Net assets, end of year (000)	$1,562		$1,054		$580		$390		$75

Portfolio turnover rate	37	%(f)	5	%(f)	18	%(g)	44	%(h)	58	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor C

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.86		$12.83		$11.45		$9.34		$11.02

Net investment income(a)	0.06		0.02		0.04		0.11		0.08
Net realized and unrealized gain (loss)	(2.75)		2.16		1.45		2.23		(1.13)

Net increase (decrease) from investment operations	(2.69)		2.18		1.49		2.34		(1.05)

Distributions(b)
From net investment income	(0.04)		(0.63)		(0.06)		(0.11)		(0.13)
From net realized gain	(0.09)		(0.52)		(0.05)		(0.12)		(0.50)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.18)		(1.15)		(0.11)		(0.23)		(0.63)

Net asset value, end of year	$10.99		$13.86		$12.83		$11.45		$9.34

Total Return(c)
Based on net asset value	(19.48)%		16.98%		13.16%		25.09	%(d)	(9.60)%

Ratios to Average Net Assets(e)
Total expenses	1.90%		2.05%		2.11%		2.03%		2.16%

Total expenses after fees waived and/or reimbursed	1.49%		1.51%		1.55%		1.61%		1.60%

Net investment income	0.51%		0.11%		0.38%		1.07%		0.71%

Supplemental Data
Net assets, end of year (000)	$100		$96		$45		$33		$25

Portfolio turnover rate	37	%(f)	5	%(f)	18	%(g)	44	%(h)	58	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.95		$12.87		$11.48		$9.34		$11.02

Net investment income(a)	0.18		0.19		0.18		0.26		0.22
Net realized and unrealized gain (loss)	(2.75)		2.17		1.45		2.23		(1.13)

Net increase (decrease) from investment operations	(2.57)		2.36		1.63		2.49		(0.91)

Distributions(b)
From net investment income	(0.11)		(0.76)		(0.19)		(0.23)		(0.27)
From net realized gain	(0.09)		(0.52)		(0.05)		(0.12)		(0.50)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.25)		(1.28)		(0.24)		(0.35)		(0.77)

Net asset value, end of year	$11.13		$13.95		$12.87		$11.48		$9.34

Total Return(c)
Based on net asset value	(18.51)%		18.43%		14.62%		26.74	%(d)	(8.45)%

Ratios to Average Net Assets(e)
Total expenses	0.65%		0.80%		0.87%		0.77%		0.90%

Total expenses after fees waived and/or reimbursed	0.24%		0.27%		0.29%		0.36%		0.35%

Net investment income	1.56%		1.34%		1.62%		2.40%		1.96%

Supplemental Data
Net assets, end of year (000)	$11,524		$17,030		$8,747		$3,384		$1,862

Portfolio turnover rate	37	%(f)	5	%(f)	18	%(g)	44	%(h)	58	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class R

	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$13.91		$12.85		$11.46		$9.34		$11.02

Net investment income(a)	0.14		0.09		0.10		0.40		0.15
Net realized and unrealized gain (loss)	(2.78)		2.17		1.45		2.02		(1.13)

Net increase (decrease) from investment operations	(2.64)		2.26		1.55		2.42		(0.98)

Distributions(b)
From net investment income	(0.07)		(0.68)		(0.11)		(0.18)		(0.20)
From net realized gain	(0.09)		(0.52)		(0.05)		(0.12)		(0.50)
Return of capital	(0.05)		—		—		—		—

Total distributions	(0.21)		(1.20)		(0.16)		(0.30)		(0.70)

Net asset value, end of year	$11.06		$13.91		$12.85		$11.46		$9.34

Total Return(c)
Based on net asset value	(19.04)%		17.63%		13.84%		25.92	%(d)	(9.05)%

Ratios to Average Net Assets(e)
Total expenses	1.36%		1.50%		1.56%		1.37%		1.55%

Total expenses after fees waived and/or reimbursed	0.94%		0.97%		0.98%		0.99%		1.00%

Net investment income	1.19%		0.66%		0.89%		3.67%		1.30%

Supplemental Data
Net assets, end of year (000)	$1,247		$817		$359		$185		$19

Portfolio turnover rate	37	%(f)	5	%(f)	18	%(g)	44	%(h)	58	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund

	Institutional
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$12.67		$11.74		$10.47		$10.00

Net investment income(b)	0.16		0.14		0.13		0.07

Net realized and unrealized gain (loss)	(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	(2.34)		2.16		1.43		0.54

Distributions(c)
From net investment income	(0.11)		(0.78)		(0.16)		(0.07)
From net realized gain	(0.10)		(0.45)		—		—
Return of capital	(0.05)		—		—		—

Total distributions	(0.26)		(1.23)		(0.16)		(0.07)

Net asset value, end of period	$10.07		$12.67		$11.74		$10.47

Total Return(d)

Based on net asset value	(18.55)%		18.43%		13.99%		5.36	%(e)

Ratios to Average Net Assets(f)

Total expenses	1.20%		1.47%		1.23%		0.83	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.48%		0.53%		0.54%		0.56	%(g)

Net investment income	1.54%		1.09%		1.34%		4.23	%(g)

Supplemental Data
Net assets, end of period (000)	$604		$596		$486		$419

Portfolio turnover rate	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

130	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$12.66		$11.74		$10.47		$10.00

Net investment income(b)	0.14		0.11		0.11		0.07

Net realized and unrealized gain (loss)	(2.50)		2.02		1.30		0.46

Net increase (decrease) from investment operations	(2.36)		2.13		1.41		0.53

Distributions(c)
From net investment income	(0.10)		(0.76)		(0.14)		(0.06)
From net realized gain	(0.10)		(0.45)		—		—
Return of capital	(0.05)		—		—		—

Total distributions	(0.25)		(1.21)		(0.14)		(0.06)

Net asset value, end of period	$10.05		$12.66		$11.74		$10.47

Total Return(d)

Based on net asset value	(18.71)%		18.13%		13.70%		5.32	%(e)

Ratios to Average Net Assets(f)

Total expenses	1.44%		1.72%		1.48%		1.08	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.72%		0.78%		0.79%		0.81	%(g)

Net investment income	1.35%		0.85%		1.10%		3.98	%(g)

Supplemental Data
Net assets, end of period (000)	$868		$722		$501		$419

Portfolio turnover rate	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor C
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$12.64		$11.74		$10.47		$10.00

Net investment income(b)	0.06		0.01		0.03		0.05

Net realized and unrealized gain (loss)	(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	(2.44)		2.03		1.33		0.52

Distributions(c)
From net investment income	(0.06)		(0.68)		(0.06)		(0.05)
From net realized gain	(0.10)		(0.45)		—		—
Return of capital	(0.05)		—		—		—

Total distributions	(0.21)		(1.13)		(0.06)		(0.05)

Net asset value, end of period	$9.99		$12.64		$11.74		$10.47

Total Return(d)

Based on net asset value	(19.38)%		17.30%		12.83%		5.18	%(e)

Ratios to Average Net Assets(f)

Total expenses	2.20%		2.47%		2.24%		1.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.48%		1.53%		1.55%		1.61	%(g)

Net investment income	0.59%		0.08%		0.33%		3.13	%(g)

Supplemental Data
Net assets, end of period (000)	$553		$528		$470		$419

Portfolio turnover rate	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

132	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class K
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$12.67		$11.74		$10.48		$10.00

Net investment income(b)	0.18		0.18		0.16		0.08

Net realized and unrealized gain (loss)	(2.49)		2.01		1.29		0.47

Net increase (decrease) from investment operations	(2.31)		2.19		1.45		0.55

Distributions(c)
From net investment income	(0.13)		(0.81)		(0.19)		(0.07)
From net realized gain	(0.10)		(0.45)		—		—
Return of capital	(0.05)		—		—		—

Total distributions	(0.28)		(1.26)		(0.19)		(0.07)

Net asset value, end of period	$10.08		$12.67		$11.74		$10.48

Total Return(d)

Based on net asset value	(18.37)%		18.72%		14.15%		5.49	%(e)

Ratios to Average Net Assets(f)

Total expenses	0.95%		1.22%		0.99%		0.63	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.22%		0.28%		0.30%		0.36	%(g)

Net investment income	1.72%		1.35%		1.59%		4.43	%(g)

Supplemental Data
Net assets, end of period (000)	$3,655		$4,242		$2,969		$2,514

Portfolio turnover rate	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class R
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Period from 10/30/19 to 12/31/19	(a)

Net asset value, beginning of period	$12.65		$11.74		$10.47		$10.00

Net investment income(b)	0.11		0.08		0.09		0.07

Net realized and unrealized gain (loss)	(2.49)		2.01		1.30		0.46

Net increase (decrease) from investment operations	(2.38)		2.09		1.39		0.53

Distributions(c)
From net investment income	(0.09)		(0.73)		(0.12)		(0.06)
From net realized gain	(0.10)		(0.45)		—		—
Return of capital	(0.05)		—		—		—

Total distributions	(0.24)		(1.18)		(0.12)		(0.06)

Net asset value, end of period	$10.03		$12.65		$11.74		$10.47

Total Return(d)

Based on net asset value	(18.92)%		17.86%		13.47%		5.28	%(e)

Ratios to Average Net Assets(f)

Total expenses	1.65%		1.92%		1.68%		1.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.93%		0.98%		0.99%		1.01	%(g)

Net investment income	1.05%		0.63%		0.89%		3.78	%(g)

Supplemental Data
Net assets, end of period (000)	$445		$509		$470		$419

Portfolio turnover rate	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end,the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2025 Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 22.1%, 26.8%, 34.3%, 40.3%, 47.9%, 52.9%, 55.8%, 56.2%, 51.5% and 53.2% respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	Advantage CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio

LifePath Dynamic Retirement Fund	5.6%	3.5%	5.5%	0.2%
LifePath Dynamic 2025 Fund	2.6	1.2	2.4	0.1
LifePath Dynamic 2030 Fund	10.9	2.7	10.6	0.1
LifePath Dynamic 2035 Fund	5.6	0.7	5.2	—(a)
LifePath Dynamic 2040 Fund	13.9	0.6	13.3	—(a)
LifePath Dynamic 2045 Fund	6.0	—	5.5	—
LifePath Dynamic 2050 Fund	9.0	—	8.3	—
LifePath Dynamic 2055 Fund	4.4	—	4.0	—
LifePath Dynamic 2060 Fund	1.0	—	1.0	—
LifePath Dynamic 2065 Fund	0.4	—	0.3	—(a)

(a)	Amount is less than 0.1%.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Each Fund records daily its proportionate share of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

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Notes to Financial Statements  (continued)

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2022, certain investments of the Funds were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

LifePath Dynamic Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

LifePath Dynamic Retirement Fund
Scotia Capital (USA), Inc.	$106,689	$(106,689)	$—		$—
Toronto-Dominion Bank	4,161,390	(4,161,390)	—		—
Wells Fargo Bank N.A.	5,619,187	(5,619,187)	—		—
Wells Fargo Securities LLC	5,648	(5,648)	—		—

	$9,892,914	$(9,892,914)	$—		$—

LifePath Dynamic 2025 Fund
HSBC Bank PLC	$87,291	$(87,291)	$—		$—
Toronto-Dominion Bank	2,055,632	(2,055,632)	—		—
Wells Fargo Bank N.A.	64,983	(64,983)	—		—

	$2,207,906	$(2,207,906)	$—		$—

LifePath Dynamic 2030 Fund
Morgan Stanley	$536,560	$(536,560)	$—		$—
Toronto-Dominion Bank	7,793,845	(7,793,845)	—		—

	$8,330,405	$(8,330,405)	$—		$—

LifePath Dynamic 2035 Fund
Scotia Capital (USA), Inc.	$33,888	$(33,888)	$—		$—
Toronto-Dominion Bank	5,050,159	(5,050,159)	—		—

	$5,084,047	$(5,084,047)	$—		$—

LifePath Dynamic 2040 Fund
Toronto-Dominion Bank	$9,693,380	$(9,693,380)	$—		$—
Wells Fargo Bank N.A.	3,694,684	(3,694,684)	—		—

	$13,388,064	$(13,388,064)	$—		$—

LifePath Dynamic 2045 Fund
Toronto-Dominion Bank	$4,736,300	$(4,736,300)	$—		$—
Wells Fargo Bank N.A.	34,897	(34,897)	—		—

	$4,771,197	$(4,771,197)	$—		$—

LifePath Dynamic 2050 Fund
Toronto-Dominion Bank	$7,291,794	$(7,291,794)	$—		$—

LifePath Dynamic 2055 Fund
Toronto-Dominion Bank	$2,983,500	$(2,983,500)	$—		$—
Wells Fargo Bank N.A.	487,356	(487,356)	—		—

	$3,470,856	$(3,470,856)	$—		$—

LifePath Dynamic 2060 Fund
BNP Paribas SA	$72,882	$(72,882)	$—		$—
J.P. Morgan Securities LLC	62,187	(62,187)	—		—
Morgan Stanley	111,642	(111,642)	—		—
Nomura Securities International, Inc.	216,284	(216,284)	—		—
Scotia Capital (USA), Inc.	169,440	(169,440)	—		—

	$632,435	$(632,435)	$—		$—

LifePath Dynamic 2065 Fund
BNP Paribas SA	$60,329	$(60,329)	$—		$—
Morgan Stanley	179,655	(179,655)	—		—
Nomura Securities International, Inc.	79,096	(79,096)	—		—
Toronto-Dominion Bank	205,644	(205,644)	—		—

	$524,724	$(524,724)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with

138	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of each Fund’s net assets. Prior to April 29, 2022, each Fund paid the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each Fund’s net assets.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of each Fund for which BIL and BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic Retirement Fund	$337,338	$17,794	$26,146	$381,278
LifePath Dynamic 2025 Fund	51,348	23,658	17,779	92,785
LifePath Dynamic 2030 Fund	362,019	24,480	25,392	411,891
LifePath Dynamic 2035 Fund	61,104	31,827	18,548	111,479
LifePath Dynamic 2040 Fund	323,618	22,566	23,757	369,941
LifePath Dynamic 2045 Fund	47,873	15,199	16,124	79,196
LifePath Dynamic 2050 Fund	166,958	17,625	14,488	199,071
LifePath Dynamic 2055 Fund	38,974	12,532	10,780	62,286
LifePath Dynamic 2060 Fund	3,126	890	4,882	8,898
LifePath Dynamic 2065 Fund	2,016	4,896	2,280	9,192

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.29% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.04% of the average daily net assets of Class K Shares and 0.24% of the average daily net assets of Class R Shares.

Prior to April 29, 2022, BAL was entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic Retirement Fund	$121,716	$396,295	$5,226	$27,945	$12,731	$563,913
LifePath Dynamic 2025 Fund	25,914	60,309	6,944	27,645	8,654	129,466
LifePath Dynamic 2030 Fund	132,057	425,094	7,185	39,349	12,357	616,042
LifePath Dynamic 2035 Fund	30,118	71,716	9,341	36,367	9,025	156,567
LifePath Dynamic 2040 Fund	131,006	380,014	6,620	33,699	11,557	562,896
LifePath Dynamic 2045 Fund	18,490	56,204	4,458	32,153	7,835	119,140
LifePath Dynamic 2050 Fund	48,316	196,011	5,174	25,508	7,048	282,057
LifePath Dynamic 2055 Fund	18,139	45,751	3,677	20,847	5,243	93,657
LifePath Dynamic 2060 Fund	3,907	3,662	261	6,680	2,370	16,880
LifePath Dynamic 2065 Fund	1,649	2,363	1,435	1,728	1,110	8,285

140	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

LifePath Dynamic Retirement Fund	$65
LifePath Dynamic 2025 Fund	234
LifePath Dynamic 2030 Fund	602
LifePath Dynamic 2035 Fund	860
LifePath Dynamic 2040 Fund	865
LifePath Dynamic 2045 Fund	974
LifePath Dynamic 2050 Fund	886
LifePath Dynamic 2055 Fund	859
LifePath Dynamic 2060 Fund	521
LifePath Dynamic 2065 Fund	566

For the year ended December 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

LifePath Dynamic Retirement Fund	$—	$296
LifePath Dynamic 2025 Fund	—	9
LifePath Dynamic 2030 Fund	31	81
LifePath Dynamic 2035 Fund	—	744
LifePath Dynamic 2045 Fund	—	3,615
LifePath Dynamic 2050 Fund	—	343

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$5,180
LifePath Dynamic 2025 Fund	2,271
LifePath Dynamic 2030 Fund	4,661
LifePath Dynamic 2035 Fund	3,758
LifePath Dynamic 2040 Fund	4,135
LifePath Dynamic 2045 Fund	3,021
LifePath Dynamic 2050 Fund	6,353
LifePath Dynamic 2055 Fund	4,549
LifePath Dynamic 2060 Fund	1,105
LifePath Dynamic 2065 Fund	219

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

LifePath Dynamic Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$505,321
LifePath Dynamic 2025 Fund	212,861
LifePath Dynamic 2030 Fund	684,613
LifePath Dynamic 2035 Fund	311,531
LifePath Dynamic 2040 Fund	700,665
LifePath Dynamic 2045 Fund	285,487
LifePath Dynamic 2050 Fund	377,349
LifePath Dynamic 2055 Fund	183,069
LifePath Dynamic 2060 Fund	49,043
LifePath Dynamic 2065 Fund	17,067

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of the Manager and the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the investment advisory fees paid by the Funds in an amount equal to these independent expenses through June 30, 2032. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$29,792
LifePath Dynamic 2025 Fund	28,779
LifePath Dynamic 2030 Fund	30,033
LifePath Dynamic 2035 Fund	28,929
LifePath Dynamic 2040 Fund	29,762
LifePath Dynamic 2045 Fund	28,767
LifePath Dynamic 2050 Fund	29,095
LifePath Dynamic 2055 Fund	28,605
LifePath Dynamic 2060 Fund	28,209
LifePath Dynamic 2065 Fund	28,107

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2022, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath Dynamic Retirement Fund	$12,672
LifePath Dynamic 2025 Fund	5,179
LifePath Dynamic 2030 Fund	13,313
LifePath Dynamic 2035 Fund	4,163
LifePath Dynamic 2040 Fund	9,563
LifePath Dynamic 2045 Fund	2,975
LifePath Dynamic 2050 Fund	3,253
LifePath Dynamic 2055 Fund	1,147
LifePath Dynamic 2060 Fund	1,100
LifePath Dynamic 2065 Fund	410

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

142	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments in the Underlying Funds and the Underlying Master Portfolios, excluding short-term securities, were as follows:

LifePath Dynamic Fund Name	Purchases	Sales

LifePath Dynamic Retirement Fund	$17,048,593	$80,699,392
LifePath Dynamic 2025 Fund	13,779,795	35,583,831
LifePath Dynamic 2030 Fund	30,850,889	62,169,347
LifePath Dynamic 2035 Fund	16,498,200	23,551,912
LifePath Dynamic 2040 Fund	31,989,286	47,679,060
LifePath Dynamic 2045 Fund	15,419,819	22,931,714
LifePath Dynamic 2050 Fund	21,711,600	27,698,138
LifePath Dynamic 2055 Fund	17,322,500	17,954,303
LifePath Dynamic 2060 Fund	6,251,803	7,201,964
LifePath Dynamic 2065 Fund	1,840,495	1,570,839

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to net operating losses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

LifePath Dynamic Retirement Fund	$(268,494)	$268,494
LifePath Dynamic 2025 Fund	(208,627)	208,627
LifePath Dynamic 2030 Fund	(2,233,303)	2,233,303
LifePath Dynamic 2035 Fund	(1,808,815)	1,808,815
LifePath Dynamic 2040 Fund	(5,588,565)	5,588,565
LifePath Dynamic 2045 Fund	(2,874,776)	2,874,776
LifePath Dynamic 2050 Fund	(4,644,258)	4,644,258
LifePath Dynamic 2055 Fund	(2,322,976)	2,322,976
LifePath Dynamic 2060 Fund	(506,954)	506,954
LifePath Dynamic 2065 Fund	(174,609)	174,609

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

LifePath Dynamic Retirement Fund
Ordinary income	$447,597	$34,634,478
Long-term capital gains	1,019,712	10,054,914
Return of capital	1,509,584	—

	$2,976,893	$44,689,392

LifePath Dynamic 2025 Fund
Ordinary income	$488,966	$10,093,028
Long-term capital gains	350,551	2,065,558
Return of capital	674,780	—

	$1,514,297	$12,158,586

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

LifePath Dynamic 2030 Fund
Ordinary income	$2,509,165	$42,835,495
Long-term capital gains	1,581,659	9,544,426
Return of capital	1,717,391	—

	$5,808,215	$52,379,921

LifePath Dynamic 2035 Fund
Ordinary income	$1,153,741	$13,621,081
Long-term capital gains	665,790	2,014,010
Return of capital	783,318	—

	$2,602,849	$15,635,091

LifePath Dynamic 2040 Fund
Ordinary income	$2,457,482	$47,697,870
Long-term capital gains	2,036,764	9,215,049
Return of capital	1,390,047	—

	$5,884,293	$56,912,919

LifePath Dynamic 2045 Fund
Ordinary income	$1,356,493	$11,440,670
Long-term capital gains	681,736	1,774,140
Return of capital	584,655	—

	$2,622,884	$13,214,810

LifePath Dynamic 2050 Fund
Ordinary income	$1,825,985	$21,192,293
Long-term capital gains	1,068,165	3,867,356
Return of capital	662,070	—

	$3,556,220	$25,059,649

LifePath Dynamic 2055 Fund
Ordinary income	$1,026,649	$7,760,560
Long-term capital gains	485,418	1,136,685
Return of capital	336,196	—

	$1,848,263	$8,897,245

LifePath Dynamic 2060 Fund
Ordinary income	$248,288	$1,395,073
Long-term capital gains	91,032	291,443
Return of capital	84,018	—

	$423,338	$1,686,516

LifePath Dynamic 2065 Fund
Ordinary income	$76,943	$541,591
Long-term capital gains	48,074	80,007
Return of capital	32,383	—

	$157,400	$621,598

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

LifePath Dynamic Retirement Fund	$(6,388,701)	$59,564,697	$—	$53,175,996
LifePath Dynamic 2025 Fund	(3,695,580)	(3,598,068)	(314,506)	(7,608,154)
LifePath Dynamic 2030 Fund	(3,803,396)	(14,809,165)	(1,414,201)	(20,026,762)
LifePath Dynamic 2035 Fund	(3,637,659)	(1,285,657)	(734,623)	(5,657,939)
LifePath Dynamic 2040 Fund	(69,991)	23,221,116	(1,830,356)	21,320,769
LifePath Dynamic 2045 Fund	(4,024,633)	1,220,485	(788,306)	(3,592,454)
LifePath Dynamic 2050 Fund	(4,273,814)	10,187,751	(1,180,177)	4,733,760
LifePath Dynamic 2055 Fund	(4,195,943)	1,087,501	(577,120)	(3,685,562)
LifePath Dynamic 2060 Fund	(1,514,578)	394,766	(138,449)	(1,258,261)
LifePath Dynamic 2065 Fund	(288,472)	138,828	(55,748)	(205,392)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts and futures contracts and the timing and recognition of partnerships.

144	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath Dynamic Retirement Fund	$152,540,976	$67,470,140	$(7,926,937)	$59,543,203
LifePath Dynamic 2025 Fund	82,357,462	1,146,011	(4,743,317)	(3,597,306)
LifePath Dynamic 2030 Fund	273,220,246	424,181	(15,230,623)	(14,806,442)
LifePath Dynamic 2035 Fund	116,132,211	2,629,899	(3,916,820)	(1,286,921)
LifePath Dynamic 2040 Fund	219,270,548	28,141,182	(4,932,706)	23,208,476
LifePath Dynamic 2045 Fund	92,440,092	2,630,979	(1,418,655)	1,212,324
LifePath Dynamic 2050 Fund	124,282,756	11,909,977	(1,719,066)	10,190,911
LifePath Dynamic 2055 Fund	64,072,169	2,087,693	(999,667)	1,088,026
LifePath Dynamic 2060 Fund	16,155,416	530,866	(134,537)	396,329
LifePath Dynamic 2065 Fund	6,415,920	186,069	(46,782)	139,287

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund
Institutional
Shares sold	297,837	$2,915,992	488,060	$5,807,239
Shares issued in reinvestment of distributions	49,073	461,427	602,777	6,729,956
Shares redeemed	(960,299)	(9,128,458)	(1,570,916)	(18,746,467)

	(613,389)	$(5,751,039)	(480,079)	$(6,209,272)

Investor A
Shares sold and automatic conversion of shares	2,518,610	$20,930,555	2,084,340	$21,156,438
Shares issued in reinvestment of distributions	208,996	1,641,787	2,771,959	26,074,394
Shares redeemed	(5,582,498)	(45,317,318)	(5,851,506)	(59,028,728)

	(2,854,892)	$(22,744,976)	(995,207)	$(11,797,896)

Investor C
Shares sold	36,430	$337,519	37,075	$434,563
Shares issued in reinvestment of distributions	1,217	10,962	25,726	281,301
Shares redeemed and automatic conversion of shares	(71,083)	(664,452)	(52,604)	(614,208)

	(33,436)	$(315,971)	10,197	$101,656

Class K
Shares sold	1,739,588	$16,524,484	1,819,072	$21,461,764
Shares issued in reinvestment of distributions	87,079	817,718	971,319	10,784,844
Shares redeemed	(4,390,100)	(40,409,365)	(1,935,290)	(22,698,640)

	(2,563,433)	$(23,067,163)	855,101	$9,547,968

Class R
Shares sold	172,101	$1,590,231	128,160	$1,495,661
Shares issued in reinvestment of distributions	4,857	44,709	69,987	771,413
Shares redeemed	(166,200)	(1,584,580)	(173,180)	(2,027,911)

	10,758	$50,360	24,967	$239,163

	(6,054,392)	$(51,828,789)	(585,021)	$(8,118,381)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2025 Fund
Institutional
Shares sold	117,671	$1,523,966	129,101	$1,966,729
Shares issued in reinvestment of distributions	9,959	125,699	83,250	1,217,834
Shares redeemed	(405,625)	(5,218,124)	(115,692)	(1,765,047)

	(277,995)	$(3,568,459)	96,659	$1,419,516

146	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2025 Fund (continued)
Investor A
Shares sold and automatic conversion of shares	412,530	$5,320,821	447,327	$6,741,345
Shares issued in reinvestment of distributions	22,293	277,940	165,045	2,387,829
Shares redeemed	(560,628)	(7,052,139)	(627,726)	(9,428,824)

	(125,805)	$(1,453,378)	(15,354)	$(299,650)

Investor C
Shares sold	21,270	$264,583	31,623	$476,473
Shares issued in reinvestment of distributions	1,886	23,093	18,078	259,044
Shares redeemed and automatic conversion of shares	(33,701)	(417,807)	(34,757)	(520,097)

	(10,545)	$(130,131)	14,944	$215,420

Class K
Shares sold	1,697,774	$21,109,538	1,985,634	$29,873,204
Shares issued in reinvestment of distributions	83,775	1,044,121	546,510	7,903,323
Shares redeemed	(3,202,752)	(38,698,493)	(1,307,649)	(19,779,402)

	(1,421,203)	$(16,544,834)	1,224,495	$17,997,125

Class R
Shares sold	151,815	$1,861,328	102,250	$1,536,990
Shares issued in reinvestment of distributions	3,427	42,482	26,436	381,977
Shares redeemed	(110,839)	(1,373,786)	(101,199)	(1,530,727)

	44,403	$530,024	27,487	$388,240

	(1,791,145)	$(21,166,778)	1,348,231	$19,720,651

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund
Institutional
Shares sold	288,103	$3,526,403	457,588	$7,030,100
Shares issued in reinvestment of distributions	71,817	878,866	580,377	8,372,161
Shares redeemed	(804,948)	(9,947,867)	(1,072,915)	(16,716,346)

	(445,028)	$(5,542,598)	(34,950)	$(1,314,085)

Investor A
Shares sold and automatic conversion of shares	1,610,682	$18,849,407	1,241,938	$18,268,932
Shares issued in reinvestment of distributions	244,654	2,824,897	2,027,350	27,645,121
Shares redeemed	(2,604,584)	(30,551,442)	(3,337,844)	(48,673,951)

	(749,248)	$(8,877,138)	(68,556)	$(2,759,898)

Investor C
Shares sold	62,421	$756,051	33,067	$496,863
Shares issued in reinvestment of distributions	3,213	38,331	27,908	390,879
Shares redeemed and automatic conversion of shares	(52,917)	(636,062)	(66,384)	(1,012,136)

	12,717	$158,320	(5,409)	$(124,394)

Class K
Shares sold	2,337,949	$28,574,505	2,167,704	$33,321,257
Shares issued in reinvestment of distributions	161,760	1,973,280	1,055,122	15,168,552
Shares redeemed	(3,612,758)	(41,859,617)	(1,303,916)	(20,047,131)

	(1,113,049)	$(11,311,832)	1,918,910	$28,442,678

Class R
Shares sold	177,183	$2,133,912	144,805	$2,187,277
Shares issued in reinvestment of distributions	7,506	90,307	55,951	792,671
Shares redeemed	(121,771)	(1,424,830)	(115,770)	(1,764,305)

	62,918	$799,389	84,986	$1,215,643

	(2,231,690)	$(24,773,859)	1,894,981	$25,459,944

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund
Institutional
Shares sold	232,939	$3,263,720	137,169	$2,331,790
Shares issued in reinvestment of distributions	14,221	196,193	88,487	1,438,930
Shares redeemed	(251,791)	(3,683,619)	(159,116)	(2,694,922)

	(4,631)	$(223,706)	66,540	$1,075,798

Investor A
Shares sold and automatic conversion of shares	564,792	$8,031,542	300,647	$5,100,186
Shares issued in reinvestment of distributions	34,754	478,066	183,138	2,961,409
Shares redeemed	(355,768)	(5,029,140)	(622,675)	(10,409,147)

	243,778	$3,480,468	(138,890)	$(2,347,552)

Investor C
Shares sold	49,364	$673,976	41,902	$697,692
Shares issued in reinvestment of distributions	3,683	49,616	23,931	380,599
Shares redeemed and automatic conversion of shares	(44,663)	(610,808)	(34,942)	(589,940)

	8,384	$112,784	30,891	$488,351

Class K
Shares sold	1,992,862	$27,760,275	1,925,304	$33,068,576
Shares issued in reinvestment of distributions	129,515	1,817,827	633,873	10,464,211
Shares redeemed	(2,824,134)	(38,369,204)	(959,255)	(16,595,771)

	(701,757)	$(8,791,102)	1,599,922	$26,937,016

Class R
Shares sold	180,950	$2,472,580	76,583	$1,296,077
Shares issued in reinvestment of distributions	4,422	60,519	23,922	385,845
Shares redeemed	(98,559)	(1,386,011)	(35,783)	(599,331)

	86,813	$1,147,088	64,722	$1,082,591

	(367,413)	$(4,274,468)	1,623,185	$27,236,204

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund
Institutional
Shares sold	358,221	$5,635,892	329,218	$6,553,364
Shares issued in reinvestment of distributions	61,178	936,738	532,577	9,838,851
Shares redeemed	(634,381)	(9,929,072)	(1,003,772)	(20,410,866)

	(214,982)	$(3,356,442)	(141,977)	$(4,018,651)

Investor A
Shares sold and automatic conversion of shares	1,291,059	$17,484,205	705,134	$12,521,448
Shares issued in reinvestment of distributions	226,922	3,011,451	1,922,347	30,980,176
Shares redeemed	(1,730,494)	(23,583,096)	(2,224,604)	(39,351,209)

	(212,513)	$(3,087,440)	402,877	$4,150,415

Investor C
Shares sold	38,439	$580,342	17,643	$344,833
Shares issued in reinvestment of distributions	2,498	37,036	23,970	430,556
Shares redeemed and automatic conversion of shares	(26,518)	(387,868)	(26,516)	(511,440)

	14,419	$229,510	15,097	$263,949

Class K
Shares sold	1,774,496	$27,797,817	1,435,124	$28,763,844
Shares issued in reinvestment of distributions	117,299	1,808,877	797,388	14,800,890
Shares redeemed	(2,469,371)	(36,790,037)	(588,910)	(11,833,305)

	(577,576)	$(7,183,343)	1,643,602	$31,731,429

148	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund (continued)
Class R
Shares sold	109,783	$1,634,708	93,641	$1,862,801
Shares issued in reinvestment of distributions	5,984	89,598	47,487	860,820
Shares redeemed	(56,375)	(799,592)	(73,655)	(1,456,988)

	59,392	$924,714	67,473	$1,266,633

	(931,260)	$(12,473,001)	1,987,072	$33,393,775

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund
Institutional
Shares sold	131,268	$1,978,757	117,501	$2,190,996
Shares issued in reinvestment of distributions	9,364	139,183	54,880	980,685
Shares redeemed	(184,288)	(2,974,267)	(126,378)	(2,372,547)

	(43,656)	$(856,327)	46,003	$799,134

Investor A
Shares sold and automatic conversion of shares	321,065	$4,880,740	316,774	$5,884,997
Shares issued in reinvestment of distributions	29,683	440,520	138,085	2,457,831
Shares redeemed	(325,337)	(4,791,042)	(281,044)	(5,089,449)

	25,411	$530,218	173,815	$3,253,379
Investor C
Shares sold	83,011	$1,240,173	17,980	$333,815
Shares issued in reinvestment of distributions	2,467	35,815	8,624	150,554
Shares redeemed and automatic conversion of shares	(73,026)	(1,045,818)	(13,984)	(262,071)

	12,452	$230,170	12,620	$222,298

Class K
Shares sold	1,482,108	$22,838,110	1,411,588	$26,489,500
Shares issued in reinvestment of distributions	128,572	1,940,811	513,064	9,289,105
Shares redeemed	(2,062,522)	(30,211,117)	(620,428)	(11,861,968)

	(451,842)	$(5,432,196)	1,304,224	$23,916,637

Class R
Shares sold	152,496	$2,234,890	70,143	$1,291,442
Shares issued in reinvestment of distributions	4,454	65,473	18,628	330,307
Shares redeemed	(36,081)	(525,892)	(64,289)	(1,201,032)

	120,869	$1,774,471	24,482	$420,717

	(336,766)	$(3,753,664)	1,561,144	$28,612,165

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund
Institutional
Shares sold	176,870	$3,436,536	191,098	$4,743,957
Shares issued in reinvestment of distributions	20,032	384,598	137,349	3,201,622
Shares redeemed	(278,078)	(5,551,593)	(246,052)	(6,189,010)

	(81,176)	$(1,730,459)	82,395	$1,756,569

Investor A
Shares sold and automatic conversion of shares	634,592	$12,290,109	445,766	$10,944,830
Shares issued in reinvestment of distributions	78,847	1,506,230	500,139	11,590,017
Shares redeemed	(564,718)	(11,033,628)	(780,092)	(19,077,560)

	148,721	$2,762,711	165,813	$3,457,287

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund (continued)
Investor C
Shares sold	26,909	$520,349	16,983	$414,400
Shares issued in reinvestment of distributions	1,811	33,895	12,637	286,706
Shares redeemed and automatic conversion of shares	(22,564)	(432,498)	(6,384)	(152,240)

	6,156	$121,746	23,236	$548,866

Class K
Shares sold	1,142,418	$22,551,258	1,225,420	$30,444,365
Shares issued in reinvestment of distributions	81,396	1,570,722	407,268	9,511,477
Shares redeemed	(1,743,919)	(32,303,118)	(329,285)	(8,214,927)

	(520,105)	$(8,181,138)	1,303,403	$31,740,915

Class R
Shares sold	82,784	$1,543,234	53,662	$1,312,981
Shares issued in reinvestment of distributions	3,196	60,436	20,247	466,707
Shares redeemed	(41,083)	(785,873)	(52,572)	(1,319,726)

	44,897	$817,797	21,337	$459,962

	(401,507)	$(6,209,343)	1,596,184	$37,963,599

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2055 Fund
Institutional
Shares sold	123,719	$2,023,555	93,975	$1,844,990
Shares issued in reinvestment of distributions	9,084	141,588	45,733	867,256
Shares redeemed	(145,163)	(2,441,785)	(77,814)	(1,534,485)

	(12,360)	$(276,642)	61,894	$1,177,761

Investor A
Shares sold and automatic conversion of shares	297,106	$4,714,119	239,813	$4,711,448
Shares issued in reinvestment of distributions	23,367	361,625	103,053	1,941,240
Shares redeemed	(248,300)	(3,825,551)	(304,194)	(5,792,539)

	72,173	$1,250,193	38,672	$860,149

Investor C
Shares sold	37,981	$581,683	17,104	$330,001
Shares issued in reinvestment of distributions	1,571	23,709	7,688	141,992
Shares redeemed and automatic conversion of shares	(20,024)	(302,182)	(12,914)	(249,612)

	19,528	$303,210	11,878	$222,381

Class K
Shares sold	1,328,271	$21,637,543	1,096,274	$21,791,848
Shares issued in reinvestment of distributions	80,397	1,274,839	296,265	5,707,601
Shares redeemed	(1,716,779)	(26,483,371)	(291,185)	(5,828,891)

	(308,111)	$(3,570,989)	1,101,354	$21,670,558

Class R
Shares sold	89,454	$1,374,070	59,037	$1,152,986
Shares issued in reinvestment of distributions	2,922	44,971	12,248	229,938
Shares redeemed	(43,747)	(683,747)	(26,887)	(535,488)

	48,629	$735,294	44,398	$847,436

	(180,141)	$(1,558,934)	1,258,196	$24,778,285

150	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund
Institutional
Shares sold	75,529	$891,804	69,072	$978,745
Shares issued in reinvestment of distributions	2,106	24,354	7,698	107,244
Shares redeemed	(28,259)	(349,356)	(75,613)	(1,083,664)

	49,376	$566,802	1,157	$2,325

Investor A
Shares sold and automatic conversion of shares	96,469	$1,126,740	28,776	$409,834
Shares issued in reinvestment of distributions	2,082	23,886	5,872	81,679
Shares redeemed	(33,294)	(383,854)	(3,991)	(57,692)

	65,257	$766,772	30,657	$433,821

Investor C
Shares sold	2,539	$28,814	3,180	$45,432
Shares issued in reinvestment of distributions	82	938	375	5,205
Shares redeemed and automatic conversion of shares	(454)	(6,216)	(93)	(1,314)

	2,167	$23,536	3,462	$49,323

Class K
Shares sold	804,834	$9,456,296	615,517	$8,761,533
Shares issued in reinvestment of distributions	26,683	309,690	84,225	1,175,237
Shares redeemed	(1,017,542)	(11,483,546)	(158,579)	(2,283,677)

	(186,025)	$(1,717,560)	541,163	$7,653,093

Class R
Shares sold	71,636	$826,848	28,241	$402,825
Shares issued in reinvestment of distributions	1,323	15,188	4,426	61,570
Shares redeemed	(18,950)	(219,241)	(1,833)	(26,332)

	54,009	$622,795	30,834	$438,063

	(15,216)	$262,345	607,273	$8,576,625

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2065 Fund
Institutional
Shares sold	14,647	$155,695	5,727	$76,345
Shares issued in reinvestment of distributions	283	2,972	591	7,490
Shares redeemed	(1,981)	(20,751)	(678)	(8,919)

	12,949	$137,916	5,640	$74,916

Investor A
Shares sold and automatic conversion of shares	70,377	$755,921	15,244	$198,794
Shares issued in reinvestment of distributions	1,065	10,910	1,474	18,665
Shares redeemed	(42,065)	(438,410)	(2,400)	(31,710)

	29,377	$328,421	14,318	$185,749

Investor C
Shares sold	13,448	$129,900	1,674	$21,634
Shares issued in reinvestment of distributions	87	878	146	1,844
Shares redeemed and automatic conversion of shares	(1)	(15)	(1)	(15)

	13,534	$130,763	1,819	$23,463

Class K
Shares sold	144,462	$1,534,929	89,648	$1,172,991
Shares issued in reinvestment of distributions	3,704	38,690	8,058	102,152
Shares redeemed	(120,407)	(1,199,664)	(15,781)	(210,506)

	27,759	$373,955	81,925	$1,064,637

N O T E S T O F I N A N C I A L S T A T E M E N T S	151

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2065 Fund (continued)
Class R
Shares sold	15,349	$153,870	201	$2,702
Shares issued in reinvestment of distributions	11	112	19	245
Shares redeemed	(11,285)	(114,337)	(3)	(41)

	4,075	$39,645	217	$2,906

	87,694	$1,010,700	103,919	$1,351,671

As of December 31, 2022, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2045 Fund	—	—	—	2,003	—
LifePath Dynamic 2055 Fund	—	—	—	2,001	2,000
LifePath Dynamic 2060 Fund	2,000	2,000	2,000	192,000	2,000

As of December 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2065 Fund	40,000	40,000	40,000	240,000	40,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

152	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

    BlackRock LifePath® Dynamic Retirement Fund

    BlackRock LifePath® Dynamic 2025 Fund

    BlackRock LifePath® Dynamic 2030 Fund

    BlackRock LifePath® Dynamic 2035 Fund

    BlackRock LifePath® Dynamic 2040 Fund

    BlackRock LifePath® Dynamic 2045 Fund

    BlackRock LifePath® Dynamic 2050 Fund

    BlackRock LifePath® Dynamic 2055 Fund

    BlackRock LifePath® Dynamic 2060 Fund

    BlackRock LifePath® Dynamic 2065 Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, accounting agent of the Underlying Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	153

Important Tax Information  (unaudited)

The LifePath Dynamic Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

LifePath Dynamic Fund Name	20% Rate Long-Term Capital Gain Dividends

LifePath Dynamic Retirement Fund	$1,019,712
LifePath Dynamic 2025 Fund	350,551
LifePath Dynamic 2030 Fund	1,581,659
LifePath Dynamic 2035 Fund	665,790
LifePath Dynamic 2040 Fund	2,036,764
LifePath Dynamic 2045 Fund	681,736
LifePath Dynamic 2050 Fund	1,068,165
LifePath Dynamic 2055 Fund	485,418
LifePath Dynamic 2060 Fund	91,032
LifePath Dynamic 2065 Fund	48,074

154	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	155

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

156	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	157

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)   Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

158	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	159

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

160	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Fund Advisors	BNY Mellon Investment Servicing (US) Inc.
San Francisco, CA 94105	Wilmington, DE 19809

Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	PricewaterhouseCoopers LLP
Edinburgh, EH3 8BL	Philadelphia, PA 19103
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Funds
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02111	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	161

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

162	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPDYN-12/22-AR

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•  iShares MSCI Total International Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia,Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S.investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCITotal International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (16.37)%, Investor A Shares returned (16.61)% and Class K Shares returned (16.39)%. The benchmark MSCI ACWI ex USA Index returned (16.00)% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

As developed markets started recovering from the Omicron Variant, investors’ attention shifted to rising inflation rates, the spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine in February 2022. Those concerns dampened investors’ sentiment and market performance over the first quarter.

In response to rising inflation rates, the European Central Bank (“ECB”) announced their plan to end bond purchasing by the end of September 2022. Annual inflation in the eurozone rose from 5.9% in February 2022 to 7.5% in March 2022, fueled by increasing commodity prices. In the U.K., the Bank of England (“BoE”) raised the interest rate by 0.5% over the quarter on top of an additional 0.15% raise in December 2021. The U.K. equity market proved more resilient than its developed markets peers, supported by its exposure to energy and materials.

In Japan, the manufacturing sector continued to suffer from supply chain disruption and the semiconductor shortage. The yen weakened and reached a six-year low against the U.S. dollar in March 2022.

Rising inflation and recession fears weighed down on developed markets performance. Global geopolitical tension intensified as the war in Ukraine continued with no sign of resolution. European countries were directly impacted by the reduction in gas supply from Russia and increased gas prices — peaking in the first half of June 2022 and driving inflation higher. Germany announced its energy emergency plan to prioritize industrial users with the allocation of gas supply. Similarly, the U.K. unveiled its new measures to help households facing larger energy bills in the upcoming fall.

As a result of the ongoing elevated inflation, the BoE raised the U.K. base rate to 1.25% in June 2022 while the ECB indicated a first-rate hike will likely be in July 2022 along with an end to asset purchase plan early in the third quarter of 2022. In Japan, the yen weakened against the U.S. dollar breaching the 130 level for the first time in the last two decades as Bank of Japan (“BoJ”) kept its accommodative monetary policy unchanged.

Developed equity markets came under downward pressure over the quarter as recession fears remained elevated. Central banks’ hawkish tone on bringing inflation rates down, despite inherent risk to the growth outlook, weighed down on both equity and bond markets over the quarter. The energy crisis in Europe intensified worries over supply and high costs.

In the Eurozone, recession loomed amid the intensifying energy crisis. This increased geopolitical tension and weakened the euro, which dropped to parity with the U.S. dollar for the first time since the 1980’s. Inflation continued to rise particularly in the form of high gas and electricity prices. The ECB hiked policy rates by 0.75% in September 2022 with an expectation to bring the rates to 2% by year end.

In the U.K., the BoE used further tightening to contain inflation. U.K. markets reacted negatively to the fiscal policy announced by the newly formed government.

The Japanese Yen depreciated over the third quarter as the BoJ kept the policy rate unchanged. The Ministry of Finance intervened in the currency markets for the first time since 1998 which weighed down on investor sentiment and pushed equities into negative territory.

Ongoing concerns about an economic recession, tighter monetary policy, and geopolitical tension remained elevated. Developed markets posted strong positive gains over the fourth quarter on the back of optimism that inflation rates across developed markets had already peaked, and central banks would slow down the pace of tightening. However, in December 2022 central banks reiterated their plans to further tighten their monetary policy in their battle against high inflation rates.

In Europe, easing inflation pressures and the resolution of the fiscal and political turmoil in the U.K. supported the market performance during the fourth quarter. BoE and the ECB raised interest rates over the quarter to 3.5% and 2.0% respectively.

In Japan, companies reported strong earnings supported by weakened yen against the U.S. dollar. The BoJ surprised the market by loosening its yield curve control by 25 basis points as it dealt with the highest inflation in over 40 years.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	iShares MSCI Total International Index Fund

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	10 Years

Institutional	(16.37)%	0.77%	3.51%
Investor A	(16.61)	0.50	3.24
Class K	(16.39)	0.81	3.54

MSCI ACWI ex USA Index	(16.00)	0.88	3.80

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,024.10	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%
Investor A	1,000.00	1,022.40	2.09		1,000.00	1,023.14	2.09		0.41
Class K	1,000.00	1,023.30	0.46		1,000.00	1,024.75	0.46		0.09

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares MSCI Total International Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2022

iShares MSCI Total International Index Fund

ASSETS
Investments, at value — Master Portfolio	$1,501,261,131
Receivables:
Capital shares sold	3,151,787
From the Manager	27,945
Prepaid expenses	205,123

Total assets	1,504,645,986

LIABILITIES
Payables:
Accounting services fees	827
Capital shares redeemed	1,818,038
Contributions to the Master Portfolio	1,333,749
Officer’s fees	222
Other accrued expenses	19,991
Professional fees	32,000
Service fees	10,876

Total liabilities	3,215,703

NET ASSETS	$1,501,430,283

NET ASSETS CONSIST OF
Paid-in capital	$1,494,784,848
Accumulated earnings	6,645,435

NET ASSETS	$1,501,430,283

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2022

iShares MSCI Total International Index Fund

NET ASSET VALUE

Institutional

Net assets	$597,193,300

Shares outstanding	69,742,210

Net asset value	$8.56

Shares authorized	Unlimited

Par value	N/A

Investor A

Net assets	$52,025,519

Shares outstanding	6,072,393

Net asset value	$8.57

Shares authorized	Unlimited

Par value	N/A

Class K

Net assets	$852,211,464

Shares outstanding	96,252,507

Net asset value	$8.85

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2022

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$47,277,984
Dividends — affiliated	210,534
Securities lending income — affiliated — net	306,450
Foreign taxes withheld	(5,620,238)
Expenses	(1,062,639)
Fees waived	83,408

Total investment income	41,195,499

FUND EXPENSES
Transfer agent — class specific	204,374
Administration	138,363
Service — class specific	136,646
Registration	96,178
Professional	67,097
Printing and postage	8,553
Accounting services	4,953
Officer	857
Miscellaneous	12,489

Total expenses	669,510
Less:
Fees waived and/or reimbursed by the Administrator	(43,329)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(10,683)

Total expenses after fees waived and/or reimbursed	615,498

Net investment income	40,580,001

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(a)	(68,944,650)
Investments — affiliated	18,589
Foreign currency transactions	(86,384)
Futures contracts	(4,459,568)

(73,472,013)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(202,888,933)
Investments — affiliated	16,310
Forward foreign currency exchange contracts	(5,312)
Foreign currency translations	61,927
Futures contracts	(267,460)

(203,083,468)

Net realized and unrealized loss	(276,555,481)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,975,480)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(371,670)
(b) Net of reduction in deferred capital gain tax of	$42,496

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund

	Year Ended December 31, 2022	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 40,580,001	$ 31,633,682
Net realized loss	(73,472,013)	(8,213,557)
Net change in unrealized appreciation (depreciation)	(203,083,468)	70,851,076

Net increase (decrease) in net assets resulting from operations	(235,975,480)	94,271,201

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,769,061)	(10,919,966)
Investor A	(1,362,762)	(5,863,998)
Class K	(22,647,677)	(23,233,137)

Decrease in net assets resulting from distributions to shareholders	(37,779,500)	(40,017,101)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	372,096,857	142,617,090

NET ASSETS
Total increase in net assets	98,341,877	196,871,190
Beginning of year	1,403,088,406	1,206,217,216

End of year	$ 1,501,430,283	$ 1,403,088,406

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional
	Year Ended December 31, 2022	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.54	$10.10	$9.35	$7.97		$9.54

Net investment income(a)	0.26	0.25	0.18	0.27		0.26
Net realized and unrealized gain (loss)	(1.99)	0.51	0.77	1.40		(1.56)

Net increase (decrease) from investment operations	(1.73)	0.76	0.95	1.67		(1.30)

Distributions(b)
From net investment income	(0.25)	(0.32)	(0.20)	(0.29)		(0.25)
Return of capital	—	—	—	—		(0.02)

Total distributions	(0.25)	(0.32)	(0.20)	(0.29)		(0.27)

Net asset value, end of year	$8.56	$10.54	$10.10	$9.35		$7.97

Total Return(c)
Based on net asset value	(16.37)%	7.60%	10.72%	21.18%		(13.94)%

Ratios to Average Net Assets(d)(e)(f)

Total expenses	0.12%	0.15%	0.16%	0.16	%(g)	0.17	%(g)

Total expenses after fees waived and/or reimbursed	0.11%	0.15%	0.15%	0.16%		0.16%

Net investment income	2.90%	2.31%	2.08%	3.08%		2.83%

Supplemental Data
Net assets, end of year (000)	$597,193	$545,767	$156,711	$264,845		$159,351

Portfolio turnover rate of the Master Portfolio	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A
	Year Ended December 31, 2022	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.55	$10.07	$9.32	$7.95		$9.52

Net investment income(a)	0.24	0.23	0.17	0.25		0.23
Net realized and unrealized gain (loss)	(2.00)	0.51	0.76	1.39		(1.56)

Net increase (decrease) from investment operations	(1.76)	0.74	0.93	1.64		(1.33)

Distributions(b)
From net investment income	(0.22)	(0.26)	(0.18)	(0.27)		(0.22)
Return of capital	—	—	—	—		(0.02)

Total distributions	(0.22)	(0.26)	(0.18)	(0.27)		(0.24)

Net asset value, end of year	$8.57	$10.55	$10.07	$9.32		$7.95

Total Return(c)
Based on net asset value	(16.61)%	7.37%	10.47%	20.80%		(14.19)%

Ratios to Average Net Assets(d)(e)(f)

Total expenses	0.42%	0.40%	0.42%	0.41	%(g)	0.42	%(g)

Total expenses after fees waived and/or reimbursed	0.41%	0.39%	0.41%	0.41%		0.41%

Net investment income	2.67%	2.14%	2.01%	2.84%		2.55%

Supplemental Data
Net assets, end of year (000)	$52,026	$63,214	$383,705	$341,385		$272,066

Portfolio turnover rate of the Master Portfolio	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K
	Year Ended December 31, 2022	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.89	$10.42	$9.64	$8.21		$9.82

Net investment income(a)	0.27	0.27	0.20	0.28		0.27
Net realized and unrealized gain (loss)	(2.06)	0.53	0.79	1.44		(1.61)

Net increase (decrease) from investment operations	(1.79)	0.80	0.99	1.72		(1.34)

Distributions(b)
From net investment income	(0.25)	(0.33)	(0.21)	(0.29)		(0.25)
Return of capital	—	—	—	—		(0.02)

Total distributions	(0.25)	(0.33)	(0.21)	(0.29)		(0.27)

Net asset value, end of year	$8.85	$10.89	$10.42	$9.64		$8.21

Total Return(c)
Based on net asset value	(16.39)%	7.70%	10.76%	21.22%		(13.91)%

Ratios to Average Net Assets(d)(e)(f)

Total expenses	0.10%	0.10%	0.12%	0.11	%(g)	0.12	%(g)

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.11%	0.11%		0.11%

Net investment income	2.97%	2.43%	2.31%	3.15%		2.85%

Supplemental Data
Net assets, end of year (000)	$852,211	$794,108	$665,801	$488,498		$299,520

Portfolio turnover rate of the Master Portfolio	28%	13%	23%	5%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2022, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2022, the class specific service fees borne directly by Investor A Shares were $136,646.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2022, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$596	$4,033	$3,415	$8,044

For the year ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$120,889	$39,322	$44,163	$204,374

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.16%
Investor A	0.41
Class K	0.11

The Administrator has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2022, the Administrator waived and/or reimbursed investment advisory fees of $43,329 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$25	$4,355	$6,303	$10,683

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

iShares MSCI Total International Index Fund
Ordinary income	$37,779,500	$40,017,101

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains(Losses)(b)	Total

iShares MSCI Total International Index Fund	$2,755,893	$(88,687,417)	$92,576,959	$6,645,435

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares MSCI Total International Index Fund
Institutional
Shares sold	59,896,906	$509,644,196	40,089,148	$436,234,144
Shares issued in reinvestment of distributions	1,628,419	13,769,013	1,042,707	10,919,945
Shares redeemed	(43,568,446)	(371,188,980)	(4,860,731)	(51,608,254)

	17,956,879	$152,224,229	36,271,124	$395,545,835

Investor A
Shares sold	1,076,933	$9,760,108	4,889,048	$51,983,230
Shares issued in reinvestment of distributions	160,443	1,360,746	553,580	5,860,189
Shares redeemed	(1,159,493)	(10,231,571)	(37,545,137)	(407,588,212)

	77,883	$889,283	(32,102,509)	$(349,744,793)

Class K
Shares sold	51,270,615	$473,869,941	37,491,001	$411,998,858
Shares issued in reinvestment of distributions	2,591,085	22,559,468	2,129,220	23,135,434
Shares redeemed	(30,546,152)	(277,446,064)	(30,555,030)	(338,318,244)

	23,315,548	$218,983,345	9,065,191	$96,816,048

	41,350,310	$372,096,857	13,233,806	$142,617,090

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income

iShares MSCI Total International Index Fund	$37,306,541

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

iShares MSCI Total International Index Fund	$37,779,500	$5,575,325

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2022	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6%
Nestle SA, Registered Shares	1.4
Tencent Holdings Ltd.	1.2
Novo Nordisk A/S, Class B	1.0
ASML Holding NV	1.0
Roche Holding AG	1.0
Samsung Electronics Co. Ltd.	1.0
AstraZeneca PLC	0.9
Shell PLC	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	13.9%
China	8.9
United Kingdom	8.7
Canada	7.6
France	7.3
Switzerland	6.5
United States	5.7
Australia	5.6
Germany	5.1
India	4.1
Taiwan	3.8
South Korea	3.2
Netherlands	3.0
Hong Kong	2.1
Sweden	2.0
Denmark	1.9
Spain	1.6
Brazil	1.5
Italy	1.2
South Africa	1.2
Saudi Arabia	1.2
Other#	8.9
Liabilities in Excess of Other Assets	(5.0)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.6%
Ampol Ltd.	14,063	$270,325
ANZ Group Holdings Ltd.	206,720	3,330,035
APA Group	76,671	560,419
Aristocrat Leisure Ltd.	41,901	863,404
ASX Ltd.	11,217	516,612
Aurizon Holdings Ltd.	137,482	348,302
BHP Group Ltd., Class DI	339,148	10,505,768
BlueScope Steel Ltd.	28,378	323,431
Brambles Ltd.	86,583	710,033
Cochlear Ltd.	4,363	602,562
Coles Group Ltd.	99,097	1,123,327
Commonwealth Bank of Australia	111,915	7,773,035
Computershare Ltd.	37,235	655,933
CSL Ltd.	31,648	6,171,175
Dexus	79,034	414,933
Endeavour Group Ltd.	107,538	467,997
Fortescue Metals Group Ltd.	117,457	1,641,714
Glencore PLC	657,009	4,381,359
Goodman Group	119,761	1,408,432
GPT Group	129,031	367,998
IDP Education Ltd.	18,953	349,289
IGO Ltd.	29,749	272,125
Insurance Australia Group Ltd.	147,382	473,784
Lendlease Corp. Ltd.	60,379	320,497
Lottery Corp. Ltd.(a)	129,358	394,294
Macquarie Group Ltd.	25,279	2,853,707
Medibank Pvt Ltd.	164,677	328,537
Mineral Resources Ltd.	12,953	679,469
Mirvac Group	235,746	341,059
National Australia Bank Ltd.	205,494	4,172,269
Newcrest Mining Ltd.	59,268	831,074
Northern Star Resources Ltd.	86,833	649,799
Orica Ltd.	38,278	391,370
Origin Energy Ltd.	123,875	648,352
Pilbara Minerals Ltd.(a)	156,835	397,145
Qantas Airways Ltd.(a)	53,113	214,986
QBE Insurance Group Ltd.	102,879	933,287
Ramsay Health Care Ltd.	12,189	535,232
REA Group Ltd.	4,822	362,646
Reece Ltd.(b)	18,949	181,128
Rio Tinto Ltd.	23,330	1,841,334
Rio Tinto PLC	77,986	5,488,966
Santos Ltd.	204,776	1,007,128
Scentre Group	385,356	750,118
SEEK Ltd.	20,381	289,751
Sonic Healthcare Ltd.	30,007	610,673
South32 Ltd.	293,566	804,849
Stockland	198,525	488,939
Suncorp Group Ltd.	75,488	615,137
Telstra Corp. Ltd.	289,312	782,427
Transurban Group	202,986	1,785,841
Treasury Wine Estates Ltd.	49,291	455,371
Vicinity Ltd.	336,191	453,958
Washington H Soul Pattinson & Co. Ltd.	18,844	353,538
Wesfarmers Ltd.	72,820	2,271,058
Westpac Banking Corp.	230,203	3,644,461
WiseTech Global Ltd.	11,145	383,304

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	123,466	$2,990,124
Woolworths Group Ltd.	84,197	1,922,673

		84,706,493

Austria — 0.1%
Erste Group Bank AG	23,186	741,841
OMV AG	9,141	470,221
Verbund AG	4,162	349,857
voestalpine AG	8,881	235,250

		1,797,169

Belgium — 0.6%
Ageas SA/NV	9,563	424,328
Anheuser-Busch InBev SA	56,934	3,429,188
D’ieteren Group	2,016	386,896
Elia Group SA	2,515	357,539
Groupe Bruxelles Lambert NV	6,898	551,272
KBC Group NV	17,126	1,102,662
Sofina SA	925	204,243
Solvay SA	4,759	481,163
UCB SA	8,914	702,365
Umicore SA	13,889	510,835
Warehouses De Pauw CVA	13,801	395,354

		8,545,845

Brazil — 1.1%
Ambev SA	304,175	831,362
Americanas SA	44,055	80,351
Atacadao SA	57,685	161,658
B3 SA - Brasil Bolsa Balcao	434,625	1,085,964
Banco Bradesco SA	96,205	245,249
Banco BTG Pactual SA	89,066	402,886
Banco do Brasil SA	51,395	332,496
Banco Santander Brasil SA	25,605	136,880
BB Seguridade Participacoes SA	53,016	337,538
BRF SA(a)	92,187	143,459
CCR SA	108,443	222,533
Centrais Eletricas Brasileiras SA	68,201	542,108
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	233,231
Cia Siderurgica Nacional SA	38,838	105,860
Cosan SA	67,148	217,608
CPFL Energia SA	19,091	119,983
Energisa SA	7,713	64,606
Engie Brasil Energia SA	24,488	175,842
Equatorial Energia SA	70,473	360,969
Hapvida Participacoes e Investimentos SA(a)(c)	196,630	189,479
Hypera SA	36,235	310,707
JBS SA	44,372	185,398
Klabin SA	50,466	190,644
Localiza Rent a Car SA	48,197	478,584
Lojas Renner SA	59,690	231,349
Magazine Luiza SA(a)	159,612	82,804
Natura & Co. Holding SA	92,910	201,907
Petro Rio SA(a)	52,455	369,481
Petroleo Brasileiro SA	248,852	1,319,580
Raia Drogasil SA	83,694	376,928
Rede D’Or Sao Luiz SA(c)	40,523	226,366
Rumo SA	94,600	334,147
Sendas Distribuidora SA	71,970	265,955
Suzano SA	45,386	419,053
Telefonica Brasil SA	36,383	262,813
TIM SA	41,040	96,099

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
TOTVS SA	46,436	$242,124
Ultrapar Participacoes SA	45,628	108,333
Vale SA	246,986	4,184,446
Vibra Energia SA	77,463	227,122
WEG SA	116,451	845,933

		16,949,835

Canada — 7.6%
Agnico Eagle Mines Ltd.	31,674	1,645,925
Air Canada(a)(b)	13,677	195,862
Algonquin Power & Utilities Corp.(b)	52,297	340,664
Alimentation Couche-Tard, Inc.	53,733	2,361,236
AltaGas Ltd.(b)	16,709	288,520
ARC Resources Ltd.(b)	50,638	682,528
Bank of Montreal(b)	44,574	4,037,996
Bank of Nova Scotia(b)	79,287	3,884,712
Barrick Gold Corp.	123,417	2,115,590
BCE, Inc.(b)	533	23,418
Brookfield Asset Management Ltd., Class A(a)	24,428	699,463
Brookfield Corp.	97,710	3,072,741
BRP, Inc.(b)	3,536	269,587
CAE, Inc.(a)(b)	18,506	357,956
Cameco Corp.(b)	29,318	664,527
Canadian Apartment Properties REIT	5,093	160,539
Canadian Imperial Bank of Commerce(b)	62,552	2,530,261
Canadian National Railway Co.(b)	39,523	4,694,889
Canadian Natural Resources Ltd.(b)	76,832	4,266,616
Canadian Pacific Railway Ltd.	62,068	4,627,596
Canadian Tire Corp. Ltd., Class A(b)	3,349	349,988
Canadian Utilities Ltd., Class A	7,661	207,368
CCL Industries, Inc., Class B(b)	9,439	403,214
Cenovus Energy, Inc.(b)	96,214	1,866,722
CGI, Inc.(a)	15,045	1,296,826
Constellation Software, Inc.(b)	1,342	2,095,225
Descartes Systems Group, Inc.(a)	3,661	255,216
Dollarama, Inc.	19,228	1,124,568
Element Fleet Management Corp.(b)	24,611	335,357
Emera, Inc.	15,570	595,087
Empire Co. Ltd., Class A	13,424	353,545
Enbridge, Inc.(b)	136,173	5,322,212
Fairfax Financial Holdings Ltd.	1,660	983,335
First Quantum Minerals Ltd.	44,417	928,033
FirstService Corp.	2,427	297,209
Fortis, Inc.(b)	25,236	1,009,813
Franco-Nevada Corp.	11,456	1,561,620
George Weston Ltd.(b)	4,123	511,538
GFL Environmental, Inc.(b)	10,858	317,079
Gildan Activewear, Inc.(b)	8,732	239,130
Great-West Lifeco, Inc.(b)	18,393	425,185
Hydro One Ltd.(b)(c)	22,519	603,223
iA Financial Corp., Inc.	6,622	387,685
IGM Financial, Inc.(b)	4,062	113,400
Imperial Oil Ltd.	14,693	715,660
Intact Financial Corp.(b)	12,203	1,756,637
Ivanhoe Mines Ltd., Class A(a)(b)	38,741	306,151
Keyera Corp.	19,644	429,295
Kinross Gold Corp.(b)	87,836	358,091
Loblaw Cos. Ltd.	9,397	830,878
Lundin Mining Corp.	38,227	234,613
Magna International, Inc.(b)	19,437	1,091,860
Manulife Financial Corp.	135,904	2,423,989
Metro, Inc.	12,264	679,049

Security	Shares	Value

Canada (continued)
National Bank of Canada(b)	22,649	$1,526,047
Northland Power, Inc.	14,059	385,532
Nutrien Ltd.(b)	35,091	2,561,850
Nuvei Corp.(a)(b)(c)	3,298	83,814
Onex Corp.	4,171	201,126
Open Text Corp.(b)	16,171	479,158
Pan American Silver Corp.(b)	12,045	196,599
Parkland Corp.(b)	13,910	305,219
Pembina Pipeline Corp.(b)	38,312	1,300,458
Power Corp. of Canada(b)	38,468	904,879
Quebecor, Inc., Class B	9,595	214,010
Restaurant Brands International, Inc.(b)	20,346	1,315,878
RioCan Real Estate Investment Trust(b)	9,233	144,087
Ritchie Bros Auctioneers, Inc.	6,960	402,025
Rogers Communications, Inc., Class B	24,581	1,150,442
Royal Bank of Canada(b)	92,527	8,699,178
Saputo, Inc.	16,184	400,656
Shaw Communications, Inc., Class B(b)	33,756	972,542
Shopify, Inc., Class A(a)	79,199	2,749,738
Sun Life Financial, Inc.(b)	40,131	1,862,802
Suncor Energy, Inc.	92,432	2,932,019
TC Energy Corp.(b)	68,031	2,712,196
Teck Resources Ltd., Class B(a)	33,191	1,254,345
TELUS Corp.	23,311	449,864
TFI International, Inc.(b)	4,920	492,763
Thomson Reuters Corp.	9,065	1,034,106
TMX Group Ltd.	3,964	396,751
Toromont Industries Ltd.	6,465	466,540
Toronto-Dominion Bank(b)	121,112	7,841,868
Tourmaline Oil Corp.(b)	22,065	1,113,354
West Fraser Timber Co. Ltd.(b)	5,396	389,636
Wheaton Precious Metals Corp.	29,326	1,145,750
WSP Global, Inc.(b)	8,905	1,033,151

		114,447,810

Chile — 0.1%
Antofagasta PLC	24,306	453,735
Banco de Chile	3,300,922	342,448
Banco de Credito e Inversiones SA	2,607	74,960
Banco Santander Chile	3,205,454	128,294
Cencosud SA	73,021	120,088
Cia Cervecerias Unidas SA	4,404	29,378
Cia Sud Americana de Vapores SA	1,681,449	132,628
Empresas CMPC SA	65,894	109,990
Empresas COPEC SA	39,808	297,017
Enel Americas SA	1,282,819	171,647
Enel Chile SA	1,792,039	82,371
Falabella SA	52,829	102,919

		2,045,475

China — 8.9%
360 DigiTech, Inc.(b)	5,031	102,431
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	38,561
3SBio, Inc.(c)	95,500	101,117
AAC Technologies Holdings, Inc.(a)	49,000	111,239
Advanced Micro-Fabrication Equipment, Inc. China, Class A(a)	5,400	76,392
AECC Aviation Power Co. Ltd., Class A	7,600	46,377
Agricultural Bank of China Ltd., Class A	289,800	121,804
Agricultural Bank of China Ltd., Class H	2,240,000	766,296
Aier Eye Hospital Group Co. Ltd., Class A	21,284	95,320
Air China Ltd., Class A(a)	111,198	170,071

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Air China Ltd., Class H(a)	60,000	$53,258
Airtac International Group	8,371	252,733
Alibaba Group Holding Ltd.(a)	996,052	10,929,588
Alibaba Health Information Technology Ltd.(a)	304,000	255,891
Aluminum Corp. of China Ltd., Class A	100,100	64,483
Aluminum Corp. of China Ltd., Class H	164,000	69,400
Angel Yeast Co. Ltd., Class A	6,000	39,083
Anhui Conch Cement Co. Ltd., Class A	17,700	69,831
Anhui Conch Cement Co. Ltd., Class H	89,500	311,860
Anhui Gujing Distillery Co. Ltd., Class A	1,500	57,696
Anhui Gujing Distillery Co. Ltd., Class B	8,500	136,064
ANTA Sports Products Ltd.	89,600	1,165,405
Asymchem Laboratories Tianjin Co. Ltd., Class A	2,800	59,776
Autohome, Inc., ADR	3,727	114,046
AviChina Industry & Technology Co. Ltd., Class H	116,000	52,017
Baidu, Inc., Class A(a)	153,202	2,184,772
Bank of Beijing Co. Ltd., Class A	100,100	62,307
Bank of Chengdu Co. Ltd., Class A	6,800	15,004
Bank of China Ltd., Class A	311,200	142,022
Bank of China Ltd., Class H	5,510,000	1,994,230
Bank of Communications Co. Ltd., Class A	140,800	96,372
Bank of Communications Co. Ltd., Class H	753,700	432,546
Bank of Hangzhou Co. Ltd., Class A	70,800	133,598
Bank of Jiangsu Co. Ltd., Class A	236,940	249,276
Bank of Nanjing Co. Ltd., Class A	57,500	86,472
Bank of Ningbo Co. Ltd., Class A	28,160	131,666
Bank of Shanghai Co. Ltd., Class A	76,510	65,296
Baoshan Iron & Steel Co. Ltd., Class A	75,798	61,133
BBMG Corp., Class A	45,700	16,743
BeiGene Ltd.(a)	42,669	724,185
Beijing Capital International Airport Co. Ltd., Class H(a)	100,000	72,958
Beijing Enterprises Holdings Ltd.	21,000	67,049
Beijing Kingsoft Office Software, Inc., Class A	3,200	121,892
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	4,785	87,402
Bilibili, Inc., Class Z(a)	10,099	239,387
BOC Hong Kong Holdings Ltd.	242,500	823,238
BOE Technology Group Co. Ltd., Class A	158,600	77,265
Budweiser Brewing Co. APAC Ltd.(c)	114,100	356,676
BYD Co. Ltd., Class A	10,400	383,933
BYD Co. Ltd., Class H	49,500	1,214,432
BYD Electronic International Co. Ltd.	62,500	199,728
CGN Power Co. Ltd., Class H(c)	1,347,000	319,899
Changchun High & New Technology Industry Group, Inc., Class A	2,200	52,812
Chaozhou Three-Circle Group Co. Ltd., Class A	6,900	30,586
China Cinda Asset Management Co. Ltd., Class H	522,000	72,034
China CITIC Bank Corp. Ltd., Class H	869,000	384,552
China Coal Energy Co. Ltd., Class H	194,000	157,517
China Common Rich Renewable Energy Investments Ltd.(d)	11,997	—
China Communications Services Corp. Ltd., Class H	138,000	50,209
China Conch Venture Holdings Ltd.	96,000	208,255
China Construction Bank Corp., Class A	83,600	67,977
China Construction Bank Corp., Class H	6,670,000	4,171,344
China CSSC Holdings Ltd., Class A	30,600	98,296
China Energy Engineering Corp. Ltd., Class A	19,100	6,311
China Everbright Bank Co. Ltd., Class A	282,300	115,819
China Evergrande Group(a)(d)	103,000	13,152
China Feihe Ltd.(c)	213,000	180,338
China Galaxy Securities Co. Ltd., Class A	57,500	76,970
China Galaxy Securities Co. Ltd., Class H	132,500	64,419

Security	Shares	Value

China (continued)
China Hongqiao Group Ltd.	133,000	$125,439
China International Capital Corp. Ltd., Class A	6,800	37,364
China International Capital Corp. Ltd., Class H(c)	82,400	156,442
China Lesso Group Holdings Ltd.	65,000	67,421
China Life Insurance Co. Ltd., Class A	7,300	39,083
China Life Insurance Co. Ltd., Class H	650,000	1,109,382
China Literature Ltd.(a)(c)	21,400	82,550
China Longyuan Power Group Corp. Ltd., Class H	181,000	220,022
China Medical System Holdings Ltd.	81,000	126,748
China Meidong Auto Holdings Ltd.	36,000	73,517
China Mengniu Dairy Co. Ltd.	231,000	1,041,605
China Merchants Bank Co. Ltd., Class A	74,000	396,340
China Merchants Bank Co. Ltd., Class H	286,578	1,585,880
China Merchants Securities Co. Ltd., Class A	26,300	50,424
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	59,989
China Minsheng Banking Corp. Ltd., Class A	159,000	79,233
China Minsheng Banking Corp. Ltd., Class H(b)	770,680	266,312
China National Building Material Co. Ltd., Class H	228,000	186,292
China National Nuclear Power Co. Ltd., Class A	127,500	110,402
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	7,700	27,755
China Oilfield Services Ltd., Class H	182,000	221,212
China Overseas Land & Investment Ltd.	245,500	642,442
China Overseas Property Holdings Ltd.	85,000	88,058
China Pacific Insurance Group Co. Ltd., Class A	73,000	258,156
China Pacific Insurance Group Co. Ltd., Class H	156,800	346,734
China Petroleum & Chemical Corp., Class A	186,500	117,370
China Petroleum & Chemical Corp., Class H	1,624,400	782,655
China Railway Group Ltd., Class A	122,200	97,963
China Railway Group Ltd., Class H	230,000	120,769
China Resources Cement Holdings Ltd.	122,000	64,471
China Resources Gas Group Ltd.	48,000	179,066
China Resources Land Ltd.	207,111	942,224
China Resources Mixc Lifestyle Services Ltd.(c)	19,400	98,271
China Ruyi Holdings Ltd.(a)(b)	596,000	148,594
China Shenhua Energy Co. Ltd., Class A	31,800	126,673
China Shenhua Energy Co. Ltd., Class H	255,000	734,573
China Southern Airlines Co. Ltd., Class H(a)	152,000	98,570
China State Construction Engineering Corp. Ltd., Class A	319,400	249,978
China State Construction International Holdings Ltd.	188,000	210,497
China Three Gorges Renewables Group Co. Ltd., Class A	116,800	95,228
China Tourism Group Duty Free Corp. Ltd., Class A	7,000	217,646
China Tower Corp. Ltd., Class H(c)	2,650,000	284,363
China United Network Communications Ltd., Class A	225,300	145,670
China Vanke Co. Ltd., Class A	62,901	164,546
China Vanke Co. Ltd., Class H	86,200	173,412
China Yangtze Power Co. Ltd., Class A	90,600	274,538
China Zheshang Bank Co. Ltd., Class A(a)	198,400	84,230
Chinasoft International Ltd.	150,000	129,856
Chongqing Changan Automobile Co. Ltd., Class A	55,510	98,532
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,700	46,923
Chow Tai Fook Jewellery Group Ltd.	165,800	336,932
CITIC Ltd.	472,000	496,275
CITIC Securities Co. Ltd., Class A	36,915	105,954
CITIC Securities Co. Ltd., Class H	171,450	345,297
CMOC Group Ltd., Class H	213,000	97,579
Contemporary Amperex Technology Co. Ltd., Class A	11,100	628,263

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class A(a)	12,400	$21,590
COSCO SHIPPING Holdings Co. Ltd., Class A	70,377	104,379
COSCO SHIPPING Holdings Co. Ltd., Class H	179,350	182,317
Country Garden Holdings Co. Ltd.(b)	447,270	150,661
Country Garden Services Holdings Co. Ltd.	107,000	262,486
CRRC Corp. Ltd., Class A	206,600	152,441
CSC Financial Co. Ltd., Class A	14,300	48,961
CSPC Pharmaceutical Group Ltd.	664,400	691,689
Dali Foods Group Co. Ltd.(c)	175,500	79,843
Daqin Railway Co. Ltd., Class A	53,300	51,437
Daqo New Energy Corp., ADR(a)	4,761	183,822
Dongfeng Motor Group Co. Ltd., Class H	138,000	78,850
Dongyue Group Ltd.	93,000	101,858
East Money Information Co. Ltd., Class A	71,875	200,712
Ecovacs Robotics Co. Ltd., Class A	1,800	18,882
ENN Energy Holdings Ltd.	61,000	852,051
Eve Energy Co. Ltd., Class A	4,600	58,204
Everbright Securities Co. Ltd., Class A	28,900	61,857
Fangda Carbon New Material Co. Ltd., Class A(a)	10,420	9,195
Flat Glass Group Co. Ltd., Class A	18,000	86,555
Flat Glass Group Co. Ltd., Class H	16,000	38,478
Focus Media Information Technology Co. Ltd., Class A	37,300	35,877
Foshan Haitian Flavouring & Food Co. Ltd., Class A	23,810	273,227
Fosun International Ltd.(b)	131,500	106,735
Foxconn Industrial Internet Co. Ltd., Class A	119,700	158,591
Futu Holdings Ltd., ADR(a)	4,810	195,527
Fuyao Glass Industry Group Co. Ltd., Class A	13,000	65,751
Fuyao Glass Industry Group Co. Ltd., Class H(c)	74,000	308,985
Ganfeng Lithium Group Co. Ltd., Class A	10,780	107,976
Ganfeng Lithium Group Co. Ltd., Class H(c)	29,040	215,283
GD Power Development Co. Ltd., Class A(a)	235,600	145,235
GDS Holdings Ltd., Class A(a)	52,272	135,352
Geely Automobile Holdings Ltd.	403,000	582,146
Genscript Biotech Corp.(a)	68,000	214,654
GF Securities Co. Ltd., Class A	72,900	162,726
GF Securities Co. Ltd., Class H(b)	93,600	133,994
GigaDevice Semiconductor, Inc., Class A	980	14,485
Ginlong Technologies Co. Ltd., Class A(a)	4,800	124,610
GoerTek, Inc., Class A	17,700	42,977
Gotion High-tech Co. Ltd., Class A	16,100	66,835
Great Wall Motor Co. Ltd., Class A	13,605	58,060
Great Wall Motor Co. Ltd., Class H(b)	255,000	328,496
Gree Electric Appliances, Inc. of Zhuhai, Class A	9,100	42,359
Greentown China Holdings Ltd.	83,500	120,743
Greentown Service Group Co. Ltd.	94,000	61,974
Guangdong Haid Group Co. Ltd., Class A	10,700	95,460
Guangzhou Automobile Group Co. Ltd., Class H	176,400	118,137
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,700	48,547
Guangzhou Tinci Materials Technology Co. Ltd., Class A	7,200	45,517
Guotai Junan Securities Co. Ltd., Class A	55,544	108,881
H World Group Ltd., ADR(b)	12,752	540,940
Haidilao International Holding Ltd.(a)(c)	66,000	188,236
Haier Smart Home Co. Ltd., Class A	41,800	147,154
Haier Smart Home Co. Ltd., Class H	184,000	624,511
Haitian International Holdings Ltd.	51,000	135,927
Haitong Securities Co. Ltd., Class A	45,000	56,446
Haitong Securities Co. Ltd., Class H	173,200	106,226
Hangzhou First Applied Material Co. Ltd., Class A	15,540	148,711
Hangzhou Silan Microelectronics Co. Ltd., Class A	15,700	74,195

Security	Shares	Value

China (continued)
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	6,200	$71,299
Hansoh Pharmaceutical Group Co. Ltd.(c)	56,000	105,791
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	55,383
Hengan International Group Co. Ltd.	39,000	206,773
Hengli Petrochemical Co. Ltd., Class A	26,600	59,584
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	65,390
Hoshine Silicon Industry Co. Ltd., Class A	3,800	45,444
Hua Hong Semiconductor Ltd.(a)(c)	32,000	110,887
Hualan Biological Engineering, Inc., Class A	10,800	35,285
Huaneng Power International, Inc., Class A(a)	97,400	106,837
Huaneng Power International, Inc., Class H(a)	192,000	90,439
Huatai Securities Co. Ltd., Class A	31,600	58,060
Huatai Securities Co. Ltd., Class H(c)	84,000	95,803
Huaxia Bank Co. Ltd., Class A	132,899	99,608
Huayu Automotive Systems Co. Ltd., Class A	8,300	20,719
Huizhou Desay Sv Automotive Co. Ltd., Class A	7,000	106,316
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	21,600	154,111
Iflytek Co. Ltd., Class A	8,600	40,675
Imeik Technology Development Co. Ltd., Class A	1,400	114,275
Industrial & Commercial Bank of China Ltd., Class A	531,000	332,804
Industrial & Commercial Bank of China Ltd., Class H	3,547,000	1,819,219
Industrial Bank Co. Ltd., Class A	73,700	186,960
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	191,700	53,104
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	86,651
Inner Mongolia Yitai Coal Co. Ltd., Class B	60,200	79,371
Innovent Biologics, Inc.(a)(c)	64,000	272,391
iQIYI, Inc., ADR(a)(b)	11,889	63,012
JA Solar Technology Co. Ltd., Class A	13,160	113,879
JD Health International, Inc.(a)(c)	69,600	628,491
JD.com, Inc., Class A	143,396	4,003,132
Jiangsu Eastern Shenghong Co. Ltd., Class A	43,500	81,648
Jiangsu Expressway Co. Ltd., Class H	158,000	143,828
Jiangsu Hengli Hydraulic Co. Ltd., Class A	6,600	60,116
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	21,312	118,377
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	120,112
Jiangsu Zhongtian Technology Co. Ltd., Class A	45,000	104,893
Jiangxi Copper Co. Ltd., Class A	43,400	108,895
Jiangxi Copper Co. Ltd., Class H	157,000	230,501
Jiumaojiu International Holdings Ltd.(c)	34,000	90,140
Kanzhun Ltd., ADR(a)	12,811	260,960
KE Holdings, Inc., ADR(a)	43,487	607,079
Kingboard Holdings Ltd.	36,500	115,746
Kingdee International Software Group Co. Ltd.(a)	154,000	326,803
Kingsoft Corp. Ltd.	92,400	306,219
Kuaishou Technology(a)(c)	124,100	1,115,568
Kunlun Energy Co. Ltd.	268,000	190,535
Kweichow Moutai Co. Ltd., Class A	5,616	1,395,487
Lenovo Group Ltd.	442,000	360,008
Lens Technology Co. Ltd., Class A	12,300	18,680
Li Auto, Inc., Class A(a)	65,546	633,745
Li Ning Co. Ltd.	172,000	1,479,028
Lingyi iTech Guangdong Co., Class A(a)	7,000	4,588
Longfor Group Holdings Ltd.(c)	91,500	281,561
LONGi Green Energy Technology Co. Ltd., Class A	27,216	165,541
Lufax Holding Ltd., ADR(b)	63,450	123,093
Luxshare Precision Industry Co. Ltd., Class A	53,229	243,614
Luzhou Laojiao Co. Ltd., Class A	4,900	158,164
Mango Excellent Media Co. Ltd., Class A	11,800	51,048

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Maxscend Microelectronics Co. Ltd., Class A	3,744	$61,766
Meituan, Class B(a)(c)	298,500	6,613,515
Metallurgical Corp. of China Ltd., Class A	138,300	63,397
Microport Scientific Corp.(a)(b)	37,000	96,536
Minth Group Ltd.	32,000	86,374
Montage Technology Co. Ltd., Class A	11,000	99,404
Muyuan Foods Co. Ltd., Class A	19,046	133,842
NARI Technology Co. Ltd., Class A	21,888	76,837
NAURA Technology Group Co. Ltd., Class A	1,100	35,756
NetEase, Inc.	128,625	1,865,577
New China Life Insurance Co. Ltd., Class A	7,700	33,356
New China Life Insurance Co. Ltd., Class H	66,500	161,906
New Hope Liuhe Co. Ltd., Class A(a)	12,700	23,643
New Oriental Education & Technology Group, Inc.(a)	80,320	283,133
Ninestar Corp., Class A	18,700	140,050
Ningxia Baofeng Energy Group Co. Ltd., Class A	5,000	8,701
NIO, Inc., ADR(a)(b)	90,213	879,577
Nongfu Spring Co. Ltd., Class H(c)	132,400	745,648
Orient Securities Co. Ltd., Class A	34,368	44,287
Ovctek China, Inc., Class A	10,800	55,621
People’s Insurance Co. Group of China Ltd., Class H	496,000	164,084
PetroChina Co. Ltd., Class H	1,462,000	667,832
Pharmaron Beijing Co. Ltd., Class H(c)	13,200	90,702
PICC Property & Casualty Co. Ltd., Class H	498,298	471,139
Pinduoduo, Inc., ADR(a)	32,903	2,683,240
Ping An Bank Co. Ltd., Class A	69,600	131,967
Ping An Healthcare & Technology Co. Ltd.(a)(b)(c)	25,800	69,642
Ping An Insurance Group Co. of China Ltd., Class A	49,000	331,316
Ping An Insurance Group Co. of China Ltd., Class H	441,500	2,900,540
Poly Developments & Holdings Group Co. Ltd., Class A	43,000	93,613
Pop Mart International Group Ltd.(b)(c)	41,400	104,207
Postal Savings Bank of China Co. Ltd., Class A	132,700	88,464
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	453,000	280,323
Power Construction Corp. of China Ltd., Class A	63,300	64,547
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	33,700	110,143
Rongsheng Petrochemical Co. Ltd., Class A	35,850	63,617
SAIC Motor Corp. Ltd., Class A	30,300	62,974
Sangfor Technologies, Inc., Class A	3,500	56,939
Sany Heavy Equipment International Holdings Co. Ltd.	28,000	28,644
Sany Heavy Industry Co. Ltd., Class A	32,700	74,365
Seazen Holdings Co. Ltd., Class A(a)	17,500	51,504
SF Holding Co. Ltd., Class A	15,900	132,361
SG Micro Corp., Class A	3,750	93,326
Shaanxi Coal Industry Co. Ltd., Class A	92,100	246,935
Shandong Gold Mining Co. Ltd., Class A	29,204	80,618
Shandong Gold Mining Co. Ltd., Class H(c)	74,750	138,129
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	233,200	381,042
Shanghai Baosight Software Co. Ltd., Class B	62,140	192,073
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	53,712
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(b)	18,000	57,375
Shanghai International Airport Co. Ltd., Class A(a)	11,200	93,199
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	49,044
Shanghai M&G Stationery, Inc., Class A	29,000	229,845
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	102,930

Security	Shares	Value

China (continued)
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	$99,784
Shanghai Putailai New Energy Technology Co. Ltd., Class A	9,400	70,374
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	5,600	229,862
Shengyi Technology Co. Ltd., Class A	17,700	36,784
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	73,469
Shenzhen Dynanonic Co. Ltd., Class A	600	19,877
Shenzhen Inovance Technology Co. Ltd., Class A	9,750	97,720
Shenzhen International Holdings Ltd.	40,500	39,643
Shenzhen Kangtai Biological Products Co. Ltd., Class A	7,520	34,172
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,300	195,869
Shenzhen Transsion Holdings Co. Ltd., Class A	6,290	72,164
Shenzhou International Group Holdings Ltd.	51,400	573,205
Shimao Group Holdings Ltd.(a)(d)	51,000	11,694
Silergy Corp.	25,000	353,123
Sinopharm Group Co. Ltd., Class H	131,200	332,082
Smoore International Holdings Ltd.(c)	96,000	147,257
Sunac China Holdings Ltd.(a)(d)	130,000	26,495
Sungrow Power Supply Co. Ltd., Class A	11,500	185,357
Sunny Optical Technology Group Co. Ltd.	47,800	563,747
Sunwoda Electronic Co. Ltd., Class A	15,800	48,146
Suzhou Maxwell Technologies Co. Ltd., Class A	1,900	112,794
Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	9,900	79,744
TAL Education Group, ADR(a)	19,208	135,416
TBEA Co. Ltd., Class A	36,500	105,564
TCL Technology Group Corp., Class A	78,200	41,901
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	18,100	98,129
Tencent Holdings Ltd.	423,300	17,948,074
Tencent Music Entertainment Group, ADR(a)(b)	28,714	237,752
Thunder Software Technology Co. Ltd., Class A	6,000	86,734
Tianqi Lithium Corp., Class A(a)	20,900	238,091
Tingyi Cayman Islands Holding Corp.	118,000	208,155
Tongcheng Travel Holdings Ltd.(a)	135,600	323,888
Tongwei Co. Ltd., Class A	28,200	156,775
Topchoice Medical Corp., Class A(a)	900	19,805
Topsports International Holdings Ltd.(c)	81,000	63,818
TravelSky Technology Ltd., Class H	59,000	123,998
Trina Solar Co. Ltd., Class A	13,277	121,867
Trip.com Group Ltd., ADR(a)(b)	36,872	1,268,397
Tsingtao Brewery Co. Ltd., Class H	42,000	413,578
Unigroup Guoxin Microelectronics Co. Ltd., Class A	6,859	130,295
Uni-President China Holdings Ltd.	82,000	81,848
Unisplendour Corp. Ltd., Class A	20,160	56,759
Vipshop Holdings Ltd., ADR(a)	35,699	486,934
Walvax Biotechnology Co. Ltd., Class A	8,600	49,782
Wanhua Chemical Group Co. Ltd., Class A	14,700	196,321
Want Want China Holdings Ltd.	320,000	213,234
Weibo Corp., ADR(a)	2,166	41,414
Weichai Power Co. Ltd., Class A	33,300	48,825
Weichai Power Co. Ltd., Class H	115,800	153,109
Wens Foodstuffs Group Co. Ltd., Class A	20,160	57,117
Will Semiconductor Co. Ltd. Shanghai, Class A	5,535	61,532
Wilmar International Ltd.(b)	143,800	447,991
Wingtech Technology Co. Ltd., Class A	4,238	32,071
Wuchan Zhongda Group Co. Ltd., Class A	25,699	17,830
Wuliangye Yibin Co. Ltd., Class A	13,700	356,269

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
WuXi AppTec Co. Ltd., Class A	12,936	$150,632
WuXi AppTec Co. Ltd., Class H(c)	21,041	220,773
Wuxi Biologics Cayman, Inc.(a)(c)	248,500	1,882,115
Wuxi Shangji Automation Co. Ltd., Class A	7,500	114,281
Xiaomi Corp., Class B(a)(c)	1,116,000	1,549,132
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	64,400	102,103
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	15,800	14,006
Xinyi Solar Holdings Ltd.	292,000	321,301
XPeng, Inc., Class A(a)	52,134	256,901
Xtep International Holdings Ltd.	43,000	47,589
Yadea Group Holdings Ltd.(c)	68,000	113,219
Yankuang Energy Group Co. Ltd., Class A	5,900	28,569
Yankuang Energy Group Co. Ltd., Class H	102,000	310,248
Yihai International Holding Ltd.	23,000	80,900
Yihai Kerry Arawana Holdings Co. Ltd., Class A	12,100	76,011
Yonyou Network Technology Co. Ltd., Class A	7,800	27,158
Yum China Holdings, Inc.	26,542	1,450,520
Yunnan Baiyao Group Co. Ltd., Class A	12,460	97,728
Yunnan Energy New Material Co. Ltd., Class A	2,300	43,553
Zai Lab Ltd., ADR(a)	7,365	226,106
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	66,471
Zhaojin Mining Industry Co. Ltd., Class H(a)	54,000	59,692
Zhejiang Chint Electrics Co. Ltd., Class A	8,900	35,532
Zhejiang Expressway Co. Ltd., Class H	54,000	41,522
Zhejiang Huayou Cobalt Co. Ltd., Class A	3,770	30,168
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	14,200	130,273
Zhejiang NHU Co. Ltd., Class A	11,060	29,943
Zheshang Securities Co. Ltd., Class A	44,700	63,989
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	42,400	115,475
Zhongsheng Group Holdings Ltd.	63,500	325,253
Zhongtai Securities Co. Ltd., Class A	42,200	39,016
Zhuzhou CRRC Times Electric Co. Ltd., Class A	1,831	14,385
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	140,271
Zijin Mining Group Co. Ltd., Class A	145,900	209,472
Zijin Mining Group Co. Ltd., Class H	330,000	443,517
ZTE Corp., Class H	14,400	31,635
ZTO Express Cayman, Inc., ADR(b)	26,891	722,561

		133,209,927

Colombia — 0.0%
Bancolombia SA	7,812	67,864
Interconexion Electrica SA ESP	24,518	107,261

		175,125

Czech Republic — 0.0%
CEZ A/S	10,005	340,895
Komercni Banka A/S	3,800	109,812
Moneta Money Bank A/S(c)	25,594	86,081

		536,788

Denmark — 1.9%
AP Moller - Maersk A/S, Class A	185	407,714
AP Moller - Maersk A/S, Class B	354	792,466
Carlsberg A/S, Class B	7,024	931,712
Chr Hansen Holding A/S	6,994	503,098
Coloplast A/S, Class B	7,333	859,080
Danske Bank A/S	41,748	823,400
Demant A/S(a)	6,675	186,137
DSV A/S	13,180	2,084,247

Security	Shares	Value

Denmark (continued)
Genmab A/S(a)	4,561	$1,928,367
Novo Nordisk A/S, Class B	110,608	15,022,288
Novozymes A/S, B Shares	10,992	557,664
Orsted A/S(c)	13,581	1,227,799
Pandora A/S	6,009	424,725
ROCKWOOL A/S, B Shares	484	113,306
Tryg A/S	20,999	499,053
Vestas Wind Systems A/S	70,045	2,043,258

		28,404,314

Egypt — 0.0%
Commercial International Bank Egypt SAE	101,009	169,656

Finland — 0.8%
Elisa OYJ	8,704	461,356
Fortum OYJ	27,525	458,403
Kesko OYJ, B Shares	19,320	426,898
Kone OYJ, Class B	23,575	1,220,519
Neste OYJ	29,344	1,353,256
Nokia OYJ	336,422	1,562,915
Nordea Bank Abp	218,575	2,341,365
Orion OYJ, Class B	6,376	349,551
Sampo OYJ, A Shares	32,437	1,694,167
Stora Enso OYJ, R Shares	41,796	589,302
UPM-Kymmene OYJ	32,865	1,229,853
Wartsila OYJ Abp	30,424	256,537

		11,944,122

France — 7.3%
Accor SA(a)	10,412	259,754
Aeroports de Paris(a)(b)	3,116	417,455
Air Liquide SA	33,714	4,785,206
Airbus SE	39,476	4,693,791
Alstom SA(b)	18,995	464,743
Amundi SA(c)	4,353	246,854
Arkema SA	4,546	408,889
AXA SA	123,199	3,431,770
BioMerieux	3,586	376,758
BNP Paribas SA	77,052	4,387,274
Bollore SE	63,891	357,048
Bouygues SA	16,946	508,240
Bureau Veritas SA	17,584	463,409
Capgemini SE	10,248	1,713,220
Carrefour SA	36,650	613,006
Cie de Saint-Gobain	34,529	1,689,186
Cie Generale des Etablissements Michelin SCA	46,477	1,294,722
Covivio	2,326	138,068
Credit Agricole SA	87,771	923,293
Danone SA	44,529	2,346,930
Dassault Aviation SA	2,223	377,005
Dassault Systemes SE	41,237	1,482,868
Edenred	17,414	947,763
Eiffage SA	4,993	491,132
Electricite de France SA	33,513	430,251
Engie SA	126,684	1,812,350
EssilorLuxottica SA	18,933	3,425,604
Eurazeo SE	2,062	128,375
Gecina SA	3,798	386,940
Getlink SE	26,306	421,242
Hermes International	2,070	3,204,052
Ipsen SA	3,356	360,973
Kering SA	4,828	2,457,102
Klepierre SA	17,558	405,249
La Francaise des Jeux SAEM(c)	9,840	395,947

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Legrand SA	17,397	$1,394,921
L’Oreal SA	16,227	5,810,849
LVMH Moet Hennessy Louis Vuitton SE	18,593	13,529,984
Orange SA	128,442	1,274,416
Pernod Ricard SA	13,694	2,693,917
Publicis Groupe SA	16,031	1,024,097
Remy Cointreau SA	1,607	270,962
Renault SA(a)	15,194	507,003
Safran SA	23,707	2,969,393
Sanofi	77,111	7,435,546
Sartorius Stedim Biotech	2,005	651,561
Schneider Electric SE	36,458	5,119,964
SEB SA	2,025	169,901
Societe Generale SA	56,257	1,411,130
Sodexo SA	5,562	532,163
Teleperformance	3,515	840,314
Thales SA	7,377	942,550
TotalEnergies SE	166,517	10,452,794
Ubisoft Entertainment SA(a)	8,158	230,470
Unibail-Rodamco-Westfield(a)(b)	8,442	441,315
Valeo	13,865	247,737
Veolia Environnement SA	46,162	1,186,105
Vinci SA	35,204	3,509,377
Vivendi SE	42,128	402,446
Wendel SE	1,358	126,849
Worldline SA(a)(c)	14,715	576,276

		109,998,509

Germany — 4.8%
Adidas AG	11,543	1,564,380
Allianz SE, Registered Shares	26,677	5,697,076
BASF SE	60,384	2,973,223
Bayer AG, Registered Shares	64,642	3,327,127
Bayerische Motoren Werke AG	21,108	1,868,796
Bechtle AG	8,014	283,280
Beiersdorf AG	5,842	667,575
Brenntag SE	8,166	520,785
Carl Zeiss Meditec AG	3,364	422,834
Commerzbank AG(a)	63,644	595,047
Continental AG, Class A	6,673	397,808
Covestro AG(c)	15,002	584,418
Daimler Truck Holding AG(a)	33,144	1,018,903
Delivery Hero SE(a)(c)	11,292	541,900
Deutsche Bank AG, Registered Shares	143,352	1,611,500
Deutsche Boerse AG	12,234	2,106,573
Deutsche Lufthansa AG, Registered Shares(a)	52,139	429,785
Deutsche Post AG, Registered Shares	68,753	2,573,193
Deutsche Telekom AG, Registered Shares	213,457	4,247,062
E.ON SE	155,722	1,548,188
Evonik Industries AG	11,562	220,531
Fresenius Medical Care AG & Co. KGaA	13,963	456,067
Fresenius SE & Co. KGaA	28,414	793,657
GEA Group AG	9,011	366,455
Hannover Rueck SE	4,414	870,916
HeidelbergCement AG	11,470	649,948
HelloFresh SE(a)	15,258	333,004
Henkel AG & Co. KGaA	6,213	399,276
Infineon Technologies AG	85,090	2,586,046
Knorr-Bremse AG	6,249	339,960
LEG Immobilien SE	4,537	295,897
Mercedes-Benz Group AG, Registered Shares	53,132	3,474,560
Merck KGaA	8,964	1,729,516

Security	Shares	Value

Germany (continued)
MTU Aero Engines AG	3,921	$843,545
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	9,159	2,962,665
Nemetschek SE	3,453	176,539
Puma SE	6,996	422,861
Rational AG	500	296,913
Rheinmetall AG	2,402	478,181
RWE AG	44,558	1,969,806
SAP SE	68,855	7,108,637
Scout24 SE(c)	4,929	248,094
Siemens AG, Registered Shares	51,678	7,123,874
Siemens Energy AG(a)	32,988	619,387
Siemens Healthineers AG(c)	17,697	882,755
Symrise AG	9,208	1,000,035
Telefonica Deutschland Holding AG	78,736	193,377
United Internet AG, Registered Shares	4,660	93,967
Volkswagen AG	1,951	306,064
Vonovia SE	51,826	1,220,835
Zalando SE(a)(c)	13,284	467,661

		71,910,482

Greece — 0.1%
Alpha Services & Holdings SA(a)	109,264	116,940
Eurobank Ergasias Services & Holdings SA(a)	150,627	169,660
FF Group(a)(d)	205	—
Hellenic Telecommunications Organization SA	12,770	199,456
JUMBO SA	4,656	79,855
Mytilineos SA	12,016	261,055
National Bank of Greece SA(a)	58,231	233,512
OPAP SA	11,603	164,156
Public Power Corp. SA(a)	12,105	84,963

		1,309,597

Hong Kong — 2.1%
AIA Group Ltd.	815,200	9,002,565
Beijing Enterprises Water Group Ltd.	232,000	59,324
Bosideng International Holdings Ltd.	234,000	110,886
China Everbright Environment Group Ltd.	146,629	65,291
China Gas Holdings Ltd.	181,000	262,316
China Jinmao Holdings Group Ltd.	192,000	41,078
China Merchants Port Holdings Co. Ltd.	65,720	95,950
China Power International Development Ltd.(b)	424,000	178,541
China Resources Beer Holdings Co. Ltd.	124,000	862,492
China Resources Power Holdings Co. Ltd.	120,000	244,523
China Taiping Insurance Holdings Co. Ltd.	72,672	90,168
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	80,722
CK Asset Holdings Ltd.	123,508	757,496
CK Hutchison Holdings Ltd.	167,508	1,003,515
CK Infrastructure Holdings Ltd.	41,500	216,549
CLP Holdings Ltd.	119,000	866,983
COSCO SHIPPING Ports Ltd.	134,000	106,342
ESR Group Ltd.(c)	124,200	259,646
Far East Horizon Ltd.	141,000	109,828
Galaxy Entertainment Group Ltd.	157,000	1,032,220
GCL Technology Holdings Ltd.(a)	1,362,000	343,656
Guangdong Investment Ltd.	164,000	167,452
Hang Lung Properties Ltd.	113,000	220,125
Hang Seng Bank Ltd.	45,700	758,000
Henderson Land Development Co. Ltd.	132,800	462,303
HK Electric Investments & HK Electric Investments Ltd., Class SS	179,500	118,685
HKT Trust & HKT Ltd., Class SS	222,900	272,857

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hong Kong & China Gas Co. Ltd.	669,176	$634,652
Hong Kong Exchanges & Clearing Ltd.	83,494	3,587,757
Hongkong Land Holdings Ltd.(b)	77,800	357,943
Jardine Matheson Holdings Ltd.	12,000	610,450
Kingboard Laminates Holdings Ltd.	42,500	46,574
Link REIT	137,200	1,003,938
MTR Corp. Ltd.(b)	122,500	647,884
New World Development Co. Ltd.	84,166	236,100
Nine Dragons Paper Holdings Ltd.	196,000	178,191
Orient Overseas International Ltd.	10,000	180,234
Power Assets Holdings Ltd.	103,500	565,676
Sino Biopharmaceutical Ltd.	643,750	374,869
Sino Land Co. Ltd.	240,800	300,346
SITC International Holdings Co. Ltd.	73,000	161,800
Sun Hung Kai Properties Ltd.	93,000	1,270,321
Super Hi International Holding Ltd.(a)	600	764
Swire Pacific Ltd., Class A	38,500	337,486
Swire Properties Ltd.	79,200	200,605
Techtronic Industries Co., Ltd.	100,000	1,110,684
Vinda International Holdings Ltd.	31,000	90,993
WH Group Ltd.(c)	804,000	468,923
Wharf Real Estate Investment Co. Ltd.	103,000	599,886
Xinyi Glass Holdings Ltd.(b)	136,000	251,270
Yuexiu Property Co. Ltd.	135,000	162,871

		31,169,730

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	39,733	276,909
OTP Bank Nyrt	15,236	413,979
Richter Gedeon Nyrt	8,007	177,800

		868,688

India — 4.1%
ACC Ltd.	4,939	145,524
Adani Enterprises Ltd.	17,343	807,613
Adani Green Energy Ltd.(a)	18,975	442,083
Adani Ports & Special Economic Zone Ltd.	27,638	272,815
Adani Power Ltd.(a)	46,031	165,999
Adani Total Gas Ltd.	17,595	784,594
Adani Transmission Ltd.(a)	16,094	502,562
Ambuja Cements Ltd.	50,659	320,402
Apollo Hospitals Enterprise Ltd.	6,490	350,708
Asian Paints Ltd.	26,606	989,109
AU Small Finance Bank Ltd.(c)	16,688	131,817
Aurobindo Pharma Ltd.	13,516	71,572
Avenue Supermarts Ltd.(a)(c)	10,792	529,903
Axis Bank Ltd.	157,633	1,773,944
Bajaj Auto Ltd.	6,435	280,592
Bajaj Finance Ltd.	18,897	1,496,921
Bajaj Finserv Ltd.	22,763	424,868
Balkrishna Industries Ltd.	5,542	142,488
Bandhan Bank Ltd.(a)(c)	8,600	24,272
Berger Paints India Ltd.	32,823	229,909
Bharat Electronics Ltd.	301,140	363,357
Bharat Forge Ltd.	25,709	272,787
Bharat Petroleum Corp. Ltd.	77,259	307,981
Bharti Airtel Ltd.	149,139	1,450,394
Biocon Ltd.	19,164	60,561
Britannia Industries Ltd.	8,541	444,285
Cholamandalam Investment & Finance Co. Ltd.	22,203	193,637
Cipla Ltd.	34,393	446,842
Coal India Ltd.	119,356	324,702
Colgate-Palmolive India Ltd.	6,248	115,873

Security	Shares	Value

India (continued)
Container Corp. Of India Ltd.	29,519	$263,194
Dabur India Ltd.	37,975	257,285
Divi’s Laboratories Ltd.	10,264	422,761
DLF Ltd.	33,599	151,922
Dr Reddy’s Laboratories Ltd.	3,124	159,774
Dr Reddy’s Laboratories Ltd., ADR(b)	4,517	233,755
Eicher Motors Ltd.	9,970	387,725
GAIL India Ltd.	119,551	138,828
Godrej Consumer Products Ltd.(a)	26,503	279,626
Godrej Properties Ltd.(a)	7,174	106,037
Grasim Industries Ltd.	15,713	326,171
Havells India Ltd.	16,163	214,462
HCL Technologies Ltd.	75,935	952,292
HDFC Life Insurance Co. Ltd.(c)	52,745	360,295
Hero MotoCorp Ltd.	7,430	245,504
Hindalco Industries Ltd.	85,181	486,973
Hindustan Petroleum Corp. Ltd.	82,865	234,913
Hindustan Unilever Ltd.	53,909	1,665,435
Housing Development Finance Corp. Ltd.	113,909	3,621,274
ICICI Bank Ltd.	311,088	3,345,990
ICICI Bank Ltd., ADR	22,806	499,223
ICICI Lombard General Insurance Co. Ltd.(c)	20,946	312,740
ICICI Prudential Life Insurance Co. Ltd.(c)	21,486	116,890
Indian Hotels Co. Ltd.	79,918	307,437
Indian Oil Corp. Ltd.	142,183	131,331
Indian Railway Catering & Tourism Corp. Ltd.	14,747	113,699
Indraprastha Gas Ltd.	14,609	73,026
Indus Towers Ltd.	41,213	94,625
Info Edge India Ltd.	4,063	192,918
Infosys Ltd.	124,169	2,263,762
Infosys Ltd., ADR(b)	97,713	1,759,811
InterGlobe Aviation Ltd.(a)(c)	5,982	144,754
ITC Ltd.	209,830	839,897
Jindal Steel & Power Ltd.	43,922	308,064
JSW Steel Ltd.	49,283	456,871
Jubilant Foodworks Ltd.	20,145	124,200
Kotak Mahindra Bank Ltd.	32,461	714,184
Larsen & Toubro Ltd.	22,534	566,377
Larsen & Toubro Ltd., GDR, Registered Shares	18,237	458,392
LTIMindtree Ltd.(c)	5,587	294,506
Lupin Ltd.	11,830	104,798
Mahindra & Mahindra Ltd.	34,831	524,371
Mahindra & Mahindra Ltd., GDR	27,036	402,888
Marico Ltd.	30,883	190,045
Maruti Suzuki India Ltd.	8,462	856,062
Mphasis Ltd.	4,649	110,730
MRF Ltd.	105	112,225
Muthoot Finance Ltd.	8,240	105,758
Nestle India Ltd.	2,587	611,971
NTPC Ltd.	269,224	541,431
Oil & Natural Gas Corp. Ltd.	161,872	288,145
Page Industries Ltd.	367	189,712
Petronet LNG Ltd.	71,896	187,000
PI Industries Ltd.	5,213	215,291
Pidilite Industries Ltd.	9,792	301,226
Power Grid Corp. of India Ltd.	237,429	612,140
Reliance Industries Ltd.	204,985	6,293,165
Samvardhana Motherson International Ltd.	100,972	90,412
SBI Cards & Payment Services Ltd.	14,099	135,385
SBI Life Insurance Co. Ltd.(c)	22,742	337,538
Shree Cement Ltd.	685	192,428
Shriram Finance Ltd.	13,178	218,758

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Siemens Ltd.	4,979	$169,764
SRF Ltd.	12,621	348,467
State Bank of India	67,262	497,401
State Bank of India, GDR, Registered Shares(b)	5,712	422,055
Sun Pharmaceutical Industries Ltd.	69,783	843,886
Tata Consultancy Services Ltd.	61,269	2,409,532
Tata Consumer Products Ltd.	34,238	316,871
Tata Elxsi Ltd.	2,653	201,350
Tata Motors Ltd.(a)	76,613	358,758
Tata Power Co. Ltd.	131,205	328,757
Tata Steel Ltd.	502,200	684,000
Tech Mahindra Ltd.	35,194	431,609
Titan Co. Ltd.	25,789	809,163
Torrent Pharmaceuticals Ltd.	5,320	99,457
Trent Ltd.	10,835	176,776
Tube Investments of India Ltd.	9,358	313,868
TVS Motor Co. Ltd.	22,495	294,590
UltraTech Cement Ltd.	7,711	647,048
United Spirits Ltd.(a)	18,510	196,091
UPL Ltd.	42,801	369,661
Varun Beverages Ltd.	28,715	458,256
Vedanta Ltd.	46,448	172,875
Wipro Ltd.	56,219	266,692
Wipro Ltd., ADR(b)	13,184	61,438
Yes Bank Ltd.(a)	558,202	138,871
Zomato Ltd.(a)	104,805	75,133

		61,208,885

Indonesia — 0.6%
Adaro Energy Indonesia Tbk PT	1,157,300	286,678
Aneka Tambang Tbk	614,000	78,136
Astra International Tbk PT	1,374,600	503,034
Bank Central Asia Tbk PT	3,519,300	1,929,766
Bank Jago Tbk PT(a)	244,900	58,450
Bank Mandiri Persero Tbk PT	1,163,700	742,085
Bank Negara Indonesia Persero Tbk PT	405,600	240,305
Bank Rakyat Indonesia Persero Tbk PT	4,730,528	1,499,814
Barito Pacific Tbk PT	1,676,629	81,293
Charoen Pokphand Indonesia Tbk PT	713,800	259,103
Indah Kiat Pulp & Paper Tbk PT	126,800	71,048
Indofood CBP Sukses Makmur Tbk PT	165,500	106,275
Indofood Sukses Makmur Tbk PT	261,000	112,825
Kalbe Farma Tbk PT	1,972,300	264,774
Merdeka Copper Gold Tbk PT(a)	1,022,478	270,131
Sarana Menara Nusantara Tbk PT	1,534,700	108,491
Semen Indonesia Persero Tbk PT	121,122	51,150
Sumber Alfaria Trijaya Tbk PT	1,597,100	272,191
Telkom Indonesia Persero Tbk PT	3,461,600	833,595
Unilever Indonesia Tbk PT	374,500	113,127
United Tractors Tbk PT	157,700	264,348
Vale Indonesia Tbk PT(a)	377,500	171,721

		8,318,340

Ireland — 0.6%
AerCap Holdings NV(a)(b)	7,022	409,523
AIB Group PLC	88,630	340,198
Bank of Ireland Group PLC	51,969	495,229
CRH PLC	52,932	2,105,113
Experian PLC	58,486	1,980,823
Flutter Entertainment PLC(a)	11,708	1,604,362
James Hardie Industries PLC	31,334	563,958

Security	Shares	Value

Ireland (continued)
Kerry Group PLC, Class A	11,022	$995,620
Kingspan Group PLC	9,649	522,434
Smurfit Kappa Group PLC	17,893	663,120

		9,680,380

Isle of Man — 0.0%
Entain PLC	43,324	689,937

Israel — 0.5%
Azrieli Group Ltd.	4,108	273,955
Bank Hapoalim BM	81,986	738,195
Bank Leumi Le-Israel BM	94,925	790,612
Bezeq The Israeli Telecommunication Corp. Ltd.	149,787	256,961
Check Point Software Technologies Ltd.(a)	6,605	833,287
CyberArk Software Ltd.(a)	3,215	416,825
Elbit Systems Ltd.	2,228	362,343
ICL Group Ltd.	53,347	385,457
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	73,958	388,274
Mizrahi Tefahot Bank Ltd.	8,958	289,121
Nice Ltd.(a)	4,489	863,585
Teva Pharmaceutical Industries Ltd., ADR(a)	73,921	674,159
Tower Semiconductor Ltd.(a)	7,458	325,544
Wix.com Ltd.(a)(b)	3,589	275,743
ZIM Integrated Shipping Services Ltd.(b)	5,331	91,640

		6,965,704

Italy — 1.2%
Amplifon SpA	11,525	344,134
Assicurazioni Generali SpA	69,297	1,232,274
Davide Campari-Milano NV	28,673	291,097
DiaSorin SpA	2,093	292,864
Enel SpA	564,131	3,033,976
Eni SpA	164,573	2,340,139
Ferrari NV	8,823	1,891,990
FinecoBank Banca Fineco SpA	35,576	590,779
Infrastrutture Wireless Italiane SpA(c)	18,443	186,057
Intesa Sanpaolo SpA	1,155,800	2,560,569
Mediobanca Banca di Credito Finanziario SpA(b)	36,189	347,742
Moncler SpA	15,516	824,471
Nexi SpA(a)(c)	40,392	318,852
Poste Italiane SpA(c)	30,940	301,865
Prysmian SpA	15,715	583,899
Recordati Industria Chimica e Farmaceutica SpA	10,505	436,669
Snam SpA	115,309	559,114
Telecom Italia SpA(a)	791,287	183,382
Terna - Rete Elettrica Nazionale	104,426	771,206
UniCredit SpA	120,543	1,710,450

		18,801,529

Japan — 13.9%
Advantest Corp.	14,100	903,085
Aeon Co. Ltd.	46,700	986,093
AGC, Inc.(b)	15,100	501,105
Aisin Corp.	14,100	373,861
Ajinomoto Co., Inc.	32,000	978,026
ANA Holdings, Inc.(a)	9,300	196,955
Asahi Group Holdings Ltd.(b)	32,300	1,005,422
Asahi Intecc Co. Ltd.	13,000	212,059
Asahi Kasei Corp.	75,000	533,894
Astellas Pharma, Inc.	127,300	1,935,676
Azbil Corp.	6,700	168,219
Bandai Namco Holdings, Inc.	11,000	689,474

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Bridgestone Corp.(b)	39,600	$1,402,120
Brother Industries Ltd.	16,500	249,376
Canon, Inc.(b)	59,800	1,294,314
Capcom Co. Ltd.	8,100	258,556
Central Japan Railway Co.	9,100	1,117,294
Chiba Bank Ltd.	52,100	380,129
Chubu Electric Power Co., Inc.	37,600	388,802
Chugai Pharmaceutical Co. Ltd.	44,100	1,124,848
Concordia Financial Group Ltd.	61,900	258,459
CyberAgent, Inc.	25,700	228,801
Dai Nippon Printing Co. Ltd.	17,600	353,576
Daifuku Co. Ltd.	8,200	382,236
Dai-ichi Life Holdings, Inc.	68,000	1,535,669
Daiichi Sankyo Co. Ltd.	115,200	3,707,907
Daikin Industries Ltd.	17,300	2,624,643
Daito Trust Construction Co. Ltd.	4,900	501,676
Daiwa House Industry Co. Ltd.	38,500	886,895
Daiwa House REIT Investment Corp.	130	289,856
Daiwa Securities Group, Inc.	95,600	422,437
Denso Corp.	30,100	1,476,099
Dentsu Group, Inc.(b)	13,400	420,367
Disco Corp.	1,500	427,531
East Japan Railway Co.	21,000	1,196,116
Eisai Co. Ltd.	17,300	1,140,970
ENEOS Holdings, Inc.	185,100	630,342
FANUC Corp.	13,300	1,990,298
Fast Retailing Co. Ltd.	4,000	2,434,134
Fuji Electric Co. Ltd.	9,100	343,427
FUJIFILM Holdings Corp.	21,400	1,070,031
Fujitsu Ltd.	13,600	1,813,118
GLP J-REIT	430	495,221
GMO Payment Gateway, Inc.	4,200	347,336
Hakuhodo DY Holdings, Inc.	14,000	140,505
Hamamatsu Photonics KK	8,600	410,458
Hankyu Hanshin Holdings, Inc.	16,100	477,004
Hikari Tsushin, Inc.	1,000	140,754
Hirose Electric Co. Ltd.	2,711	340,017
Hitachi Construction Machinery Co. Ltd.	6,400	142,633
Hitachi Ltd.	64,000	3,220,242
Honda Motor Co. Ltd.	105,300	2,401,789
Hoshizaki Corp.	5,800	203,940
Hoya Corp.	23,500	2,250,795
Hulic Co. Ltd.(b)	24,000	188,461
Ibiden Co. Ltd.	9,600	346,200
Idemitsu Kosan Co. Ltd.(b)	16,849	394,462
Iida Group Holdings Co. Ltd.	6,800	103,245
Inpex Corp.(b)	58,800	631,830
Isuzu Motors Ltd.	35,400	410,388
Ito En Ltd.	3,700	134,658
ITOCHU Corp.	82,400	2,585,114
Itochu Techno-Solutions Corp.	10,100	234,277
Japan Airlines Co. Ltd.(a)	8,200	167,015
Japan Exchange Group, Inc.	30,800	443,914
Japan Metropolitan Fund Invest	418	332,525
Japan Post Bank Co. Ltd.(b)	17,400	149,169
Japan Post Holdings Co. Ltd.	141,500	1,190,575
Japan Post Insurance Co. Ltd.	10,400	182,906
Japan Real Estate Investment Corp.	75	329,422
Japan Tobacco, Inc.(b)	78,900	1,590,641
JFE Holdings, Inc.	28,700	333,020
JSR Corp.	12,300	240,850
Kajima Corp.	36,700	427,089
Kakaku.com, Inc.	7,400	118,738

Security	Shares	Value

Japan (continued)
Kansai Electric Power Co., Inc.	45,300	$439,902
Kao Corp.(b)	32,900	1,306,144
KDDI Corp.	111,900	3,393,579
Keio Corp.	5,500	201,463
Keisei Electric Railway Co. Ltd.	7,700	218,767
Keyence Corp.	12,980	5,039,414
Kikkoman Corp.	8,700	457,938
Kintetsu Group Holdings Co. Ltd.	13,500	445,720
Kirin Holdings Co. Ltd.(b)	58,800	896,196
Kobayashi Pharmaceutical Co. Ltd.	5,400	370,130
Kobe Bussan Co. Ltd.	9,400	270,919
Koei Tecmo Holdings Co. Ltd.	5,720	103,455
Koito Manufacturing Co. Ltd.	21,800	324,998
Komatsu Ltd.	64,100	1,385,465
Konami Group Corp.	5,300	240,423
Kose Corp.	3,100	336,825
Kubota Corp.(b)	64,200	877,064
Kurita Water Industries Ltd.	7,300	301,524
Kyocera Corp.	22,300	1,106,897
Kyowa Kirin Co. Ltd.	21,900	501,597
Lasertec Corp.	5,100	832,680
Lixil Corp.	23,700	357,303
M3, Inc.	31,100	844,779
Makita Corp.	13,100	305,167
Marubeni Corp.	107,800	1,234,951
Mazda Motor Corp.	51,200	383,798
McDonald’s Holdings Co. Japan Ltd.(b)	5,200	197,633
MEIJI Holdings Co. Ltd.	6,500	333,178
MINEBEA MITSUMI, Inc.	21,700	321,509
MISUMI Group, Inc.	22,400	486,848
Mitsubishi Chemical Group Corp.	76,500	396,042
Mitsubishi Corp.	82,000	2,662,112
Mitsubishi Electric Corp.	134,900	1,336,716
Mitsubishi Estate Co. Ltd.	71,300	923,590
Mitsubishi HC Capital, Inc.	37,900	186,413
Mitsubishi Heavy Industries Ltd.	22,700	897,025
Mitsubishi UFJ Financial Group, Inc.	799,300	5,366,031
Mitsui & Co. Ltd.	96,800	2,819,368
Mitsui Chemicals, Inc.	11,000	247,069
Mitsui Fudosan Co. Ltd.	62,800	1,147,794
Mitsui OSK Lines Ltd.(b)	18,800	469,771
Mizuho Financial Group, Inc.	145,440	2,049,001
MonotaRO Co. Ltd.	18,200	256,363
MS&AD Insurance Group Holdings, Inc.	26,900	859,988
Murata Manufacturing Co. Ltd.	36,300	1,790,141
NEC Corp.	13,900	487,462
Nexon Co. Ltd.	32,200	722,912
NGK Insulators Ltd.	15,500	196,503
Nidec Corp.	29,400	1,512,899
Nihon M&A Center Holdings, Inc.	18,700	230,099
Nintendo Co. Ltd.(b)	71,700	3,014,739
Nippon Building Fund, Inc.(b)	127	567,920
Nippon Express Holdings, Inc.	6,600	376,922
Nippon Paint Holdings Co. Ltd.	45,200	355,005
Nippon Sanso Holdings Corp.	9,300	134,714
Nippon Shinyaku Co. Ltd.	4,500	255,373
Nippon Steel Corp.	48,647	844,080
Nippon Telegraph & Telephone Corp.	76,500	2,181,666
Nippon Yusen KK(b)	28,400	669,690
Nissan Chemical Corp.	9,600	418,629
Nissan Motor Co. Ltd.	161,800	506,341
Nisshin Seifun Group, Inc.	9,000	113,112
Nissin Foods Holdings Co. Ltd.	3,500	277,180

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nitori Holdings Co. Ltd.	5,700	$744,776
Nitto Denko Corp.	9,800	564,428
Nomura Holdings, Inc.	226,400	838,919
Nomura Real Estate Holdings, Inc.	7,100	151,818
Nomura Real Estate Master Fund, Inc.	289	358,040
Nomura Research Institute Ltd.	25,543	607,257
NTT Data Corp.	37,400	545,020
Obayashi Corp.	57,700	435,842
Obic Co. Ltd.	4,500	660,641
Odakyu Electric Railway Co. Ltd.	18,100	234,403
Oji Holdings Corp.	25,600	103,398
Olympus Corp.	85,600	1,509,777
Omron Corp.	13,900	671,756
Ono Pharmaceutical Co. Ltd.	21,700	507,207
Open House Group Co. Ltd.	4,700	171,126
Oracle Corp. Japan	2,000	130,043
Oriental Land Co. Ltd.	13,900	2,022,786
ORIX Corp.	77,300	1,237,314
Osaka Gas Co. Ltd.	21,600	348,043
Otsuka Corp.	10,500	330,964
Otsuka Holdings Co. Ltd.(b)	27,500	896,850
Pan Pacific International Holdings Corp.	22,800	423,490
Panasonic Holdings Corp.	161,800	1,354,107
Persol Holdings Co. Ltd.	10,600	225,459
Rakuten Group, Inc.(a)(b)	53,400	240,678
Recruit Holdings Co. Ltd.	100,000	3,130,197
Renesas Electronics Corp.(a)	70,000	618,678
Resona Holdings, Inc.	146,700	805,737
Ricoh Co. Ltd.	39,800	302,924
Rohm Co. Ltd.	5,200	372,785
SBI Holdings, Inc.	20,450	389,629
SCSK Corp.	12,100	183,154
Secom Co. Ltd.	15,100	861,573
Seiko Epson Corp.	25,200	366,636
Sekisui Chemical Co. Ltd.	21,100	294,098
Sekisui House Ltd.(b)	39,700	703,843
Seven & i Holdings Co. Ltd.	52,300	2,241,387
SG Holdings Co. Ltd.	17,100	237,103
Sharp Corp.(b)	12,500	89,788
Shimadzu Corp.	15,000	424,648
Shimano, Inc.(b)	4,900	774,292
Shimizu Corp.	31,400	167,548
Shin-Etsu Chemical Co. Ltd.	24,500	2,991,748
Shionogi & Co. Ltd.	18,700	933,001
Shiseido Co. Ltd.(b)	25,800	1,264,553
Shizuoka Financial Group, Inc.	35,100	281,274
SMC Corp.	4,000	1,670,214
SoftBank Corp.	184,500	2,087,371
SoftBank Group Corp.	79,200	3,349,600
Sompo Holdings, Inc.	22,100	977,772
Sony Group Corp.	85,000	6,478,834
Square Enix Holdings Co. Ltd.	5,100	236,770
Subaru Corp.	37,400	566,239
SUMCO Corp.	22,300	295,444
Sumitomo Chemical Co. Ltd.	122,200	438,163
Sumitomo Corp.	71,500	1,188,551
Sumitomo Electric Industries Ltd.	43,400	490,353
Sumitomo Metal Mining Co. Ltd.	19,500	685,208
Sumitomo Mitsui Financial Group, Inc.	82,400	3,315,151
Sumitomo Mitsui Trust Holdings, Inc.	25,200	879,368
Sumitomo Realty & Development Co. Ltd.	23,200	546,776
Suntory Beverage & Food Ltd.	9,900	337,117

Security	Shares	Value

Japan (continued)
Suzuki Motor Corp.	26,200	$839,116
Sysmex Corp.	12,500	754,632
T&D Holdings, Inc.	34,100	488,133
Taisei Corp.	10,500	338,575
Takeda Pharmaceutical Co. Ltd.	104,276	3,258,278
TDK Corp.	25,500	829,606
Terumo Corp.	44,800	1,270,106
TIS, Inc.	14,200	373,201
Tobu Railway Co. Ltd.	12,100	282,232
Toho Co. Ltd.	6,700	258,257
Tokio Marine Holdings, Inc.	127,300	2,719,431
Tokyo Electric Power Co. Holdings, Inc.(a)	77,000	277,309
Tokyo Electron Ltd.	9,800	2,879,521
Tokyo Gas Co. Ltd.	28,700	561,940
Tokyu Corp.(b)	37,800	476,052
Toppan, Inc.	18,900	279,105
Toray Industries, Inc.	109,100	606,745
Toshiba Corp.	27,200	945,180
Tosoh Corp.	15,500	184,320
TOTO Ltd.	11,900	403,641
Toyota Industries Corp.	11,100	603,015
Toyota Motor Corp.(b)	703,330	9,595,210
Toyota Tsusho Corp.	14,500	533,373
Trend Micro, Inc.(a)(b)	8,300	388,169
Unicharm Corp.	28,000	1,072,014
USS Co. Ltd.	12,100	191,992
Welcia Holdings Co. Ltd.	5,000	116,551
West Japan Railway Co.	13,100	568,793
Yakult Honsha Co. Ltd.	7,800	507,761
Yamaha Corp.	11,700	434,161
Yamaha Motor Co. Ltd.(b)	23,300	526,609
Yamato Holdings Co. Ltd.	16,300	258,294
Yaskawa Electric Corp.	14,400	459,438
Yokogawa Electric Corp.	20,700	328,529
Z Holdings Corp.	210,000	524,478
ZOZO, Inc.	11,700	288,940

		208,442,401

Jordan — 0.0%
Hikma Pharmaceuticals PLC	8,767	163,381

Kuwait — 0.3%
Agility Public Warehousing Co. KSC	126,865	298,871
Boubyan Bank KSCP	120,994	316,279
Gulf Bank KSCP	120,566	123,852
Kuwait Finance House KSCP	519,401	1,403,483
Mabanee Co. KPSC	59,515	165,221
Mobile Telecommunications Co. KSCP	139,288	256,679
National Bank of Kuwait SAKP	446,163	1,573,200

		4,137,585

Luxembourg — 0.2%
ArcelorMittal SA	36,820	971,390
Aroundtown SA	59,732	139,141
Eurofins Scientific SE(b)	9,607	689,765
Reinet Investments SCA	14,597	281,231
Tenaris SA	28,432	498,632

		2,580,159

Macau — 0.0%
Sands China Ltd.(a)	130,800	429,054

Malaysia — 0.5%
AMMB Holdings Bhd	68,900	64,779
Axiata Group Bhd	165,600	116,310

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
CIMB Group Holdings Bhd(b)	503,900	$663,116
Dialog Group Bhd	142,134	79,045
DiGi.Com Bhd(b)	144,300	130,959
Genting Bhd(b)	119,100	121,113
Genting Malaysia Bhd	106,100	64,769
HAP Seng Consolidated Bhd	64,000	92,949
Hartalega Holdings Bhd(b)	88,200	34,062
Hong Leong Bank Bhd(b)	38,840	181,085
Hong Leong Financial Group Bhd(b)	7,000	29,542
IHH Healthcare Bhd	133,900	188,954
Inari Amertron Bhd	200,000	118,515
IOI Corp. Bhd	270,600	249,027
Kuala Lumpur Kepong Bhd	46,100	234,300
Malayan Banking Bhd	286,300	565,438
Malaysia Airports Holdings Bhd(a)	101,100	150,691
Maxis Bhd	144,000	125,575
MISC Bhd	83,600	142,327
MR DIY Group M Bhd(c)	391,600	177,779
Nestle Malaysia Bhd(b)	4,200	133,485
Petronas Chemicals Group Bhd(b)	199,900	390,502
Petronas Dagangan Bhd	22,000	114,870
Petronas Gas Bhd	73,500	285,657
PPB Group Bhd	38,320	151,714
Press Metal Aluminium Holdings Bhd	283,300	313,882
Public Bank Bhd(b)	1,009,700	990,064
QL Resources Bhd	80,400	100,568
RHB Bank Bhd	82,424	108,295
Sime Darby Bhd	159,000	82,993
Sime Darby Plantation Bhd	124,000	131,033
Telekom Malaysia Bhd	55,900	68,496
Tenaga Nasional Bhd	155,300	339,499
Top Glove Corp. Bhd(b)	348,400	71,616

		6,813,009

Mexico — 0.7%
Alfa SAB de CV, Class A	179,985	114,624
America Movil SAB de CV, Series L	1,936,207	1,756,710
Arca Continental SAB de CV	33,779	274,302
Banco del Bajio SA(c)	80,307	253,657
Cemex SAB de CV(a)	868,117	351,051
Coca-Cola Femsa SAB de CV	33,012	223,350
Fibra Uno Administracion SA de CV	262,693	309,518
Fomento Economico Mexicano SAB de CV	127,057	988,667
Gruma SAB de CV, Class B	9,959	133,257
Grupo Aeroportuario del Pacifico SAB de CV, Class B	27,669	396,367
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	249,653
Grupo Bimbo SAB de CV, Series A	89,258	377,250
Grupo Carso SAB de CV, Series A1	45,509	190,967
Grupo Financiero Banorte SAB de CV, Class O	167,411	1,201,985
Grupo Financiero Inbursa SAB de CV, Class O(a)	123,656	208,394
Grupo Mexico SAB de CV, Series B	224,295	787,418
Grupo Televisa SAB, Series CPO	120,983	110,016
Industrias Penoles SAB de CV	7,755	95,377
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	133,220
Operadora De Sites Mexicanos SAB de CV, Class A-1	105,313	103,602
Orbia Advance Corp. SAB de CV	116,935	207,028

Security	Shares	Value

Mexico (continued)
Promotora y Operadora de Infraestructura SAB de CV	14,276	$116,895
Wal-Mart de Mexico SAB de CV	352,730	1,241,565

		9,824,873

Netherlands — 3.0%
ABN AMRO Bank NV(c)	27,646	382,841
Adyen NV(a)(c)	1,504	2,087,926
Aegon NV	130,509	661,246
Akzo Nobel NV	13,033	874,547
Argenx SE(a)	3,819	1,433,674
ASM International NV	2,769	702,591
ASML Holding NV	27,472	14,979,153
Euronext NV(c)	5,123	379,262
EXOR NV(a)	6,484	474,721
Heineken Holding NV	6,027	465,468
Heineken NV	17,518	1,650,058
IMCD NV	4,331	619,513
ING Groep NV, Series N(a)	248,393	3,025,712
JDE Peet’s NV	6,653	192,437
Just Eat Takeaway.com NV(a)(c)	16,525	351,726
Koninklijke Ahold Delhaize NV	72,532	2,085,387
Koninklijke DSM NV	11,676	1,433,749
Koninklijke KPN NV	201,462	623,576
Koninklijke Philips NV	62,472	940,029
NEPI Rockcastle NV	22,422	134,432
NN Group NV	17,149	701,260
OCI NV	8,374	299,391
Prosus NV	54,854	3,787,306
QIAGEN NV(a)	16,515	830,217
Randstad NV	8,768	535,746
Stellantis NV	139,743	1,985,798
Universal Music Group NV	52,898	1,279,214
Wolters Kluwer NV	17,166	1,796,168

		44,713,148

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	97,598	484,046
Fisher & Paykel Healthcare Corp. Ltd.	34,414	492,399
Mercury NZ Ltd.	77,995	275,536
Meridian Energy Ltd.	71,629	238,251
Spark New Zealand Ltd.	124,489	426,222
Xero Ltd.(a)	8,049	383,807

		2,300,261

Norway — 0.5%
Adevinta ASA(a)	30,284	200,532
Aker BP ASA	18,893	587,249
DNB Bank ASA	64,520	1,274,277
Equinor ASA	59,263	2,129,927
Gjensidige Forsikring ASA	18,285	358,642
Kongsberg Gruppen ASA	6,071	258,404
Mowi ASA	26,143	445,484
Norsk Hydro ASA	89,824	671,198
Orkla ASA	49,277	355,648
Salmar ASA	4,089	160,356
Telenor ASA	41,835	390,863
Yara International ASA	13,034	572,414

		7,404,994

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	37,253	277,535

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru (continued)
Credicorp Ltd.	4,341	$588,900
Southern Copper Corp.(b)	3,343	201,884

		1,068,319

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	73,285
ACEN Corp.	647,140	88,979
Ayala Corp.	13,480	168,731
Ayala Land, Inc.	546,400	303,311
Bank of the Philippine Islands	94,032	172,484
BDO Unibank, Inc.	189,638	360,630
Globe Telecom, Inc.	973	38,170
International Container Terminal Services, Inc.	71,720	257,402
JG Summit Holdings, Inc.	164,265	148,537
Jollibee Foods Corp.	45,180	186,641
Manila Electric Co.	11,960	64,261
Metropolitan Bank & Trust Co.	96,987	94,179
Monde Nissin Corp.(c)	387,800	77,377
PLDT, Inc.	6,295	148,514
SM Investments Corp.	19,572	317,416
SM Prime Holdings, Inc.	754,150	481,155
Universal Robina Corp.	34,300	84,156

		3,065,228

Poland — 0.2%
Allegro.eu SA(a)(c)	20,056	115,754
Bank Polska Kasa Opieki SA	16,784	333,893
CD Projekt SA(b)	3,685	109,770
Cyfrowy Polsat SA	41,521	167,443
Dino Polska SA(a)(c)	3,219	276,461
KGHM Polska Miedz SA	7,250	210,885
LPP SA	66	160,961
mBank SA(a)	1,117	75,699
PGE Polska Grupa Energetyczna SA(a)	38,915	61,401
Polski Koncern Naftowy ORLEN SA	41,733	613,113
Powszechna Kasa Oszczednosci Bank Polski SA	77,709	539,357
Powszechny Zaklad Ubezpieczen SA	32,696	265,520
Santander Bank Polska SA	1,611	95,909

		3,026,166

Portugal — 0.1%
EDP - Energias de Portugal SA	192,543	959,789
Galp Energia SGPS SA	28,251	381,124
Jeronimo Martins SGPS SA	14,443	312,481

		1,653,394

Qatar — 0.3%
Barwa Real Estate Co.	109,970	86,229
Commercial Bank PSQC	197,122	269,007
Industries Qatar QSC	97,136	340,528
Masraf Al Rayan QSC	333,614	288,866
Mesaieed Petrochemical Holding Co.	245,102	142,959
Ooredoo QPSC	63,062	158,225
Qatar Electricity & Water Co. QSC	34,989	168,898
Qatar Fuel QSC	23,217	113,801
Qatar Gas Transport Co. Ltd.	132,108	132,325
Qatar International Islamic Bank QSC	39,371	111,915
Qatar Islamic Bank SAQ	112,710	570,505
Qatar National Bank QPSC	334,145	1,645,009

		4,028,267

Russia(d) — 0.0%
Alrosa PJSC(a)	189,683	26
Gazprom PJSC	621,256	84

Security	Shares	Value

Russia (continued)
Inter RAO UES PJSC(a)	2,890,341	$392
LUKOIL PJSC	21,213	3
Magnit PJSC	2,975	—
Magnit PJSC, GDR, Registered Shares(a)	2	—
MMC Norilsk Nickel PJSC	3,587	1
Mobile TeleSystems PJSC	50,446	7
Moscow Exchange MICEX-Rates PJSC(a)	63,850	9
Novatek PJSC	44,130	6
Novolipetsk Steel PJSC(a)	58,207	8
Ozon Holdings PLC, ADR(a)	2,417	—
PhosAgro PJSC	2,583	1
PhosAgro PJSC, GDR, Registered Shares	1	—
Polymetal International PLC(a)	13,797	2
Polyus PJSC(a)	2,382	—
Rosneft Oil Co. PJSC	71,604	10
Sberbank of Russia PJSC(a)	588,148	80
Severstal PAO	10,830	1
Surgutneftegas PJSC	413,786	56
Tatneft PJSC	79,440	11
TCS Group Holding PLC, GDR, Registered Shares(a)	6,905	1
United Co. RUSAL International PJSC(a)	172,792	23
VK Co. Ltd., GDR, Registered Shares(a)	5,177	1
VTB Bank PJSC(a)	186,510,000	25
X5 Retail Group NV, GDR, Registered Shares	9,876	1
Yandex NV, Class A(a)	16,115	2

		750

Saudi Arabia — 1.2%
ACWA Power Co.	6,847	277,097
Advanced Petrochemical Co.	7,524	85,561
Al Rajhi Bank(a)	136,016	2,720,080
Alinma Bank	64,687	560,130
Almarai Co. JSC	14,947	212,914
Arab National Bank	35,872	304,839
Bank AlBilad(a)	38,760	455,650
Bank Al-Jazira	25,089	126,924
Banque Saudi Fransi	38,664	416,890
Bupa Arabia for Cooperative Insurance Co.	3,951	150,679
Dar Al Arkan Real Estate Development Co.(a)	26,789	82,749
Dr Sulaiman Al Habib Medical Services Group Co.	7,911	461,973
Elm Co.	2,383	211,804
Emaar Economic City(a)	43,654	96,840
Etihad Etisalat Co.	28,661	264,936
Jarir Marketing Co.	4,478	178,713
Mobile Telecommunications Co. Saudi Arabia(a)	32,501	86,802
Mouwasat Medical Services Co.	2,638	147,783
National Industrialization Co.(a)	29,825	98,705
Rabigh Refining & Petrochemical Co.(a)	40,456	116,982
Riyad Bank	93,636	796,221
SABIC Agri-Nutrients Co.	12,807	499,897
Sahara International Petrochemical Co.	27,239	249,128
Saudi Arabian Mining Co.(a)	59,748	1,025,755
Saudi Arabian Oil Co.(c)	144,514	1,240,498
Saudi Basic Industries Corp.	62,424	1,493,263
Saudi British Bank	73,167	752,773
Saudi Electricity Co.	60,072	371,345
Saudi Industrial Investment Group	31,619	186,769
Saudi Investment Bank	42,308	195,078
Saudi Kayan Petrochemical Co.(a)	43,107	158,010
Saudi National Bank	152,192	2,048,432
Saudi Research & Media Group(a)	2,197	106,558

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Tadawul Group Holding Co.	3,018	$146,137
Saudi Telecom Co.	105,493	1,026,573
Savola Group	12,960	95,062
Yanbu National Petrochemical Co.	12,736	141,676

		17,591,226

Singapore — 0.9%
BOC Aviation Ltd.(c)	12,300	102,466
CapitaLand Ascendas REIT	256,651	525,639
CapitaLand Integrated Commercial Trust	361,823	551,857
Capitaland Investment Ltd.(b)	169,500	468,446
City Developments Ltd.	21,400	131,553
DBS Group Holdings Ltd.	125,684	3,181,263
Genting Singapore Ltd.	560,700	400,148
Grab Holdings Ltd., Class A(a)(b)	91,796	295,583
JOYY, Inc., ADR	2,689	84,946
Keppel Corp. Ltd.	87,100	472,359
Mapletree Logistics Trust(b)	200,049	237,880
Mapletree Pan Asia Commercial Trust	114,900	143,561
Oversea-Chinese Banking Corp. Ltd.(b)	200,849	1,826,929
Sea Ltd., ADR(a)(b)	23,617	1,228,792
Singapore Airlines Ltd.	109,799	453,345
Singapore Exchange Ltd.	42,100	281,518
Singapore Technologies Engineering Ltd.	93,300	233,466
Singapore Telecommunications Ltd.	545,000	1,044,924
United Overseas Bank Ltd.	81,800	1,873,697
UOL Group Ltd.	22,000	110,611
Venture Corp. Ltd.	23,000	293,162

		13,942,145

South Africa — 1.2%
Absa Group Ltd.	61,241	695,429
African Rainbow Minerals Ltd.	7,134	120,546
Anglo American Platinum Ltd.	3,172	264,725
Anglo American PLC	88,136	3,451,394
AngloGold Ashanti Ltd.	29,334	571,548
Aspen Pharmacare Holdings Ltd.	38,925	311,310
Bid Corp. Ltd.	20,489	397,752
Bidvest Group Ltd.	15,555	196,268
Capitec Bank Holdings Ltd.	5,473	595,773
Clicks Group Ltd.	17,239	274,018
Discovery Ltd.(a)	25,999	188,060
Exxaro Resources Ltd.	14,243	182,602
FirstRand Ltd.	350,168	1,272,191
Foschini Group Ltd.	15,314	90,158
Gold Fields Ltd.	49,477	513,811
Growthpoint Properties Ltd.	267,079	228,549
Harmony Gold Mining Co. Ltd.	48,026	167,784
Impala Platinum Holdings Ltd.	62,435	784,612
Kumba Iron Ore Ltd.	2,943	85,004
Mr Price Group Ltd.	25,390	235,435
MTN Group Ltd.	123,833	924,877
MultiChoice Group	18,030	124,407
Naspers Ltd., N Shares	14,214	2,375,240
Nedbank Group Ltd.	34,652	433,536
Northam Platinum Holdings Ltd.(a)	18,042	198,755
Old Mutual Ltd.	280,861	172,303
Pepkor Holdings Ltd.(c)	96,071	113,083
Remgro Ltd.	36,445	283,451
Sanlam Ltd.	134,038	384,335
Sasol Ltd.	41,631	664,374
Shoprite Holdings Ltd.	30,051	398,371
Sibanye Stillwater Ltd.	196,087	519,872

Security	Shares	Value

South Africa (continued)
Spar Group Ltd.	12,100	$80,827
Standard Bank Group Ltd.	95,389	941,171
Vodacom Group Ltd.	34,946	252,358
Woolworths Holdings Ltd.	55,517	216,239

		18,710,168

South Korea — 3.1%
Amorepacific Corp.	1,902	208,164
BGF retail Co. Ltd.	426	71,292
Celltrion Healthcare Co. Ltd.	7,843	362,448
Celltrion Pharm, Inc.(a)	782	41,731
Celltrion, Inc.	7,247	924,939
Cheil Worldwide, Inc.	4,081	74,540
CJ CheilJedang Corp.	487	146,495
CJ Corp.	848	56,646
Coway Co. Ltd.	4,594	203,973
DB Insurance Co. Ltd.	1,949	101,026
Doosan Bobcat, Inc.	2,907	79,539
Doosan Enerbility Co. Ltd.(a)	30,236	368,061
Ecopro BM Co. Ltd.	4,360	318,956
E-MART, Inc.(a)	661	51,393
F&F Co. Ltd.	980	112,639
GS Holdings Corp.(a)	2,934	101,818
Hana Financial Group, Inc.	21,980	731,914
Hankook Tire & Technology Co. Ltd.	4,552	112,406
Hanmi Pharm Co. Ltd.	246	58,263
Hanon Systems	6,705	43,055
Hanwha Solutions Corp.(a)	7,333	250,742
HD Hyundai Co. Ltd.	2,110	95,494
HLB, Inc.(a)	7,710	173,964
HMM Co. Ltd.	17,458	272,108
Hotel Shilla Co. Ltd.	1,174	77,539
HYBE Co. Ltd.(a)	1,064	147,194
Hyundai Engineering & Construction Co. Ltd.	4,660	128,833
Hyundai Glovis Co. Ltd.	1,004	130,351
Hyundai Heavy Industries Co. Ltd.(a)	2,021	186,262
Hyundai Mipo Dockyard Co. Ltd.(a)	2,258	151,196
Hyundai Mobis Co. Ltd.	3,675	582,922
Hyundai Motor Co.	8,065	965,235
Hyundai Steel Co.	3,455	84,212
Iljin Materials Co. Ltd.	1,243	51,197
Industrial Bank of Korea(a)	10,461	81,303
Kakao Corp.(a)	22,541	960,155
Kakao Games Corp.(a)	1,768	63,177
KakaoBank Corp.(a)	5,994	116,612
Kangwon Land, Inc.(a)	4,062	74,746
KB Financial Group, Inc.	27,660	1,059,727
Kia Corp.	18,778	883,514
Korea Aerospace Industries Ltd.	4,371	176,654
Korea Electric Power Corp.(a)	17,450	301,342
Korea Investment Holdings Co. Ltd.	5,086	215,841
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	2,539	142,773
Korea Zinc Co. Ltd.	695	311,465
Korean Air Lines Co. Ltd.(a)	8,579	156,339
Krafton, Inc.(a)	1,467	196,178
KT&G Corp.	8,503	614,575
Kumho Petrochemical Co. Ltd.	1,183	117,889
L&F Co. Ltd.(a)	2,131	293,821
LG Chem Ltd.	3,053	1,457,897
LG Corp.	5,548	343,533
LG Display Co. Ltd.	10,040	99,216
LG Electronics, Inc.	6,286	432,161

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Energy Solution Ltd.(a)	2,153	$742,046
LG H&H Co. Ltd.	788	453,549
LG Innotek Co. Ltd.	809	163,158
LG Uplus Corp.	19,172	167,895
Lotte Chemical Corp.	865	122,419
Lotte Shopping Co. Ltd.	260	18,735
Meritz Fire & Marine Insurance Co. Ltd.	3,828	151,556
Meritz Securities Co. Ltd.	25,240	125,701
Mirae Asset Securities Co. Ltd.	9,107	44,000
NAVER Corp.	9,103	1,294,637
NCSoft Corp.	1,311	468,320
Netmarble Corp.(c)	1,410	67,830
NH Investment & Securities Co. Ltd.	5,312	36,969
Orion Corp.	907	92,338
Pan Ocean Co. Ltd.	24,785	112,997
Pearl Abyss Corp.(a)	1,729	57,629
POSCO Chemical Co. Ltd.	2,049	292,716
POSCO Holdings, Inc.	5,479	1,199,089
S-1 Corp., Series S-1	442	20,773
Samsung Biologics Co. Ltd.(a)(c)	1,133	736,694
Samsung C&T Corp.	7,051	635,233
Samsung Electro-Mechanics Co. Ltd.	3,088	320,697
Samsung Electronics Co. Ltd.	326,916	14,349,404
Samsung Engineering Co. Ltd.(a)	17,265	305,431
Samsung Fire & Marine Insurance Co. Ltd.	2,591	410,000
Samsung Heavy Industries Co. Ltd.(a)	32,333	131,039
Samsung Life Insurance Co. Ltd.	7,275	408,529
Samsung SDI Co. Ltd.(a)	3,817	1,792,243
Samsung SDS Co. Ltd.	2,432	237,021
Samsung Securities Co. Ltd.	2,723	67,961
SD Biosensor, Inc.	2,813	67,363
Shinhan Financial Group Co. Ltd.	33,729	938,998
SK Biopharmaceuticals Co. Ltd.(a)	2,896	165,583
SK Bioscience Co. Ltd.(a)	1,588	92,986
SK Hynix, Inc.	37,871	2,259,535
SK IE Technology Co. Ltd.(a)(c)	2,047	86,506
SK Innovation Co. Ltd.(a)	3,947	482,192
SK Square Co. Ltd.(a)	9,598	255,484
SK, Inc.	2,218	332,726
SKC Co. Ltd.	1,153	81,365
S-Oil Corp.	2,657	176,837
Woori Financial Group, Inc.	41,683	380,788
Yuhan Corp.	3,218	145,544

		46,057,981

Spain — 1.6%
Acciona SA	1,476	271,631
ACS Actividades de Construccion y Servicios SA	14,152	404,939
Aena SME SA(a)(c)	5,041	631,931
Amadeus IT Group SA(a)	31,247	1,621,023
Banco Bilbao Vizcaya Argentaria SA	393,056	2,367,481
Banco Santander SA	1,129,462	3,377,218
CaixaBank SA	307,609	1,206,070
Cellnex Telecom SA(c)	36,318	1,204,712
EDP Renovaveis SA	21,169	466,470
Enagas SA	8,450	140,511
Endesa SA	25,093	472,916
Ferrovial SA	36,525	956,324
Grifols SA (a)(b)	24,792	286,308
Iberdrola SA	413,023	4,821,419
Industria de Diseno Textil SA	76,417	2,029,715
Naturgy Energy Group SA	13,662	355,062

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	20,753	$360,856
Repsol SA	90,228	1,436,160
Telefonica SA	363,415	1,315,600

		23,726,346

Sweden — 2.0%
Alfa Laval AB	21,549	623,355
Assa Abloy AB, Class B	58,946	1,267,884
Atlas Copco AB, A Shares	186,306	2,207,427
Atlas Copco AB, B Shares	108,263	1,155,128
Boliden AB	19,927	748,502
Electrolux AB, Class B	12,552	169,589
Embracer Group AB(a)(b)	49,382	224,192
Epiroc AB, Class A	41,269	751,472
Epiroc AB, Class B	22,861	367,769
EQT AB	18,512	393,293
Essity AB, Class B	44,232	1,158,311
Evolution AB(c)	12,682	1,235,282
Fastighets AB Balder, B Shares(a)	48,678	227,194
Getinge AB, B Shares	12,629	262,564
H & M Hennes & Mauritz AB, B Shares	45,837	493,959
Hexagon AB, B Shares	135,411	1,419,796
Holmen AB, B Shares	5,609	222,930
Husqvarna AB, B Shares	21,261	149,325
Industrivarden AB, A Shares	10,903	265,194
Industrivarden AB, C Shares	13,795	334,701
Indutrade AB	17,623	357,385
Investment AB Latour, B Shares	13,660	258,337
Investor AB, A Shares	29,300	545,117
Investor AB, B Shares	126,370	2,287,418
Kinnevik AB, Class B(a)	14,065	193,593
L E Lundbergforetagen AB, B Shares	3,107	132,462
Lifco AB, B Shares	13,222	221,314
Nibe Industrier AB, B Shares	89,000	830,706
Sagax AB, Class B	16,636	377,975
Sandvik AB	73,954	1,336,466
Securitas AB, B Shares	38,094	317,874
Skandinaviska Enskilda Banken AB, Class A	99,554	1,146,152
Skanska AB, B Shares	21,743	344,680
SKF AB, B Shares, B Shares	19,130	292,183
Svenska Cellulosa AB SCA, Class B	44,372	561,956
Svenska Handelsbanken AB, A Shares	94,444	950,861
Swedbank AB, A Shares	64,364	1,094,771
Swedish Orphan Biovitrum AB(a)	14,225	294,414
Tele2 AB, B Shares	44,705	364,696
Telefonaktiebolaget LM Ericsson, B Shares	201,623	1,181,392
Telia Co. AB	158,189	404,215
Volvo AB, A Shares	13,043	247,638
Volvo AB, B Shares	105,368	1,903,325
Volvo Car AB, Class B(a)	44,422	202,272

		29,525,069

Switzerland — 6.5%
ABB Ltd., Registered Shares	102,183	3,114,283
Adecco Group AG, Registered Shares	9,228	303,554
Alcon, Inc.	34,659	2,378,264
Bachem Holding AG(b)	1,470	127,552
Baloise Holding AG, Registered Shares	3,629	559,616
Banque Cantonale Vaudoise, Registered Shares	2,388	228,954
Barry Callebaut AG, Registered Shares	280	552,930
Chocoladefabriken Lindt & Spruengli AG	79	805,013

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	7	$720,184
Cie Financiere Richemont SA, Registered Shares, Class A	34,763	4,507,368
Clariant AG, Registered Shares	14,711	233,632
Coca-Cola HBC AG, Class DI	15,096	356,851
Credit Suisse Group AG, Registered Shares	247,048	737,549
EMS-Chemie Holding AG, Registered Shares	390	264,147
Geberit AG, Registered Shares	2,314	1,092,394
Givaudan SA, Registered Shares	640	1,960,260
Holcim AG, Registered Shares	34,944	1,808,816
Julius Baer Group Ltd.	15,743	916,259
Kuehne & Nagel International AG, Registered Shares(b)	3,882	902,497
Logitech International SA, Registered Shares	12,464	772,886
Lonza Group AG, Registered Shares	4,945	2,427,379
Nestle SA, Registered Shares	183,896	21,241,708
Novartis AG, Registered Shares	144,417	13,069,366
Partners Group Holding AG	1,431	1,267,126
Roche Holding AG	48,691	15,440,821
Schindler Holding AG	2,550	479,610
Schindler Holding AG, Registered Shares	1,401	252,673
SGS SA, Registered Shares	380	885,149
SIG Group AG	20,650	451,227
Sika AG, Registered Shares	10,130	2,435,285
Sonova Holding AG, Registered Shares	3,759	892,757
STMicroelectronics NV	47,422	1,685,189
Straumann Holding AG, Registered Shares	7,842	899,251
Swatch Group AG	1,960	557,072
Swatch Group AG, Registered Shares	3,146	163,582
Swiss Life Holding AG, Registered Shares	1,981	1,021,124
Swiss Prime Site AG, Registered Shares	4,610	399,561
Swiss Re AG	20,921	1,956,142
Swisscom AG, Registered Shares	1,612	883,072
Temenos AG, Registered Shares	3,799	208,995
UBS Group AG, Registered Shares	222,889	4,142,664
VAT Group AG(c)	2,029	556,996
Zurich Insurance Group AG	9,643	4,610,098

		98,269,856

Taiwan — 3.8%
Accton Technology Corp.	46,000	349,315
Acer, Inc.	179,504	137,057
Advantech Co. Ltd.	26,157	280,074
ASE Technology Holding Co. Ltd.	183,343	557,065
Asia Cement Corp.	138,233	184,126
Asustek Computer, Inc.	55,220	481,363
AUO Corp.	391,200	190,043
Catcher Technology Co. Ltd.	45,000	247,135
Cathay Financial Holding Co. Ltd.	571,622	742,221
Chailease Holding Co. Ltd.	92,101	648,869
Chang Hwa Commercial Bank Ltd.	287,358	160,111
Cheng Shin Rubber Industry Co. Ltd.	90,436	99,536
China Airlines Ltd.	228,000	140,409
China Development Financial Holding Corp.	910,191	372,480
China Steel Corp.	818,638	793,250
Chunghwa Telecom Co. Ltd.	218,000	801,721
Compal Electronics, Inc.	410,000	307,097
CTBC Financial Holding Co. Ltd.	1,265,601	908,175
Delta Electronics, Inc.	126,000	1,168,018
E Ink Holdings, Inc.	58,000	303,729
E.Sun Financial Holding Co. Ltd.	961,639	750,905

Security	Shares	Value

Taiwan (continued)
Eclat Textile Co. Ltd.	12,303	$197,501
eMemory Technology, Inc.	4,000	172,738
Eva Airways Corp.	170,000	155,030
Evergreen Marine Corp. Taiwan Ltd.	57,055	301,548
Far Eastern New Century Corp.	207,607	215,143
Far EasTone Telecommunications Co. Ltd.	142,000	304,588
Feng TAY Enterprise Co. Ltd.	21,318	142,820
First Financial Holding Co. Ltd.	661,716	569,947
Formosa Chemicals & Fibre Corp.	218,360	500,113
Formosa Petrochemical Corp.	112,000	292,356
Formosa Plastics Corp.	298,040	840,478
Fubon Financial Holding Co. Ltd.	477,675	873,681
Giant Manufacturing Co. Ltd.	21,761	141,578
Globalwafers Co. Ltd.	12,000	166,280
Hon Hai Precision Industry Co. Ltd.	865,800	2,806,258
Hotai Motor Co. Ltd.	18,000	343,565
Hua Nan Financial Holdings Co. Ltd.	517,220	377,395
Innolux Corp.	565,167	203,143
Inventec Corp.	130,470	111,348
Largan Precision Co. Ltd.	5,000	330,497
Lite-On Technology Corp.	167,816	346,819
MediaTek, Inc.	105,255	2,128,143
Mega Financial Holding Co. Ltd.	820,062	807,865
Micro-Star International Co. Ltd.	37,000	143,487
momo.com, Inc.	1,400	29,134
Nan Ya Plastics Corp.	351,790	811,301
Nan Ya Printed Circuit Board Corp.	12,000	88,178
Nanya Technology Corp.	135,000	224,189
Nien Made Enterprise Co. Ltd.	9,000	86,000
Novatek Microelectronics Corp.	31,000	316,904
Parade Technologies Ltd.	4,000	100,229
Pegatron Corp.	110,000	226,964
PharmaEssentia Corp.(a)	15,000	232,458
Pou Chen Corp.	92,000	102,258
Powerchip Semiconductor Manufacturing Corp.	231,000	238,307
President Chain Store Corp.	40,000	353,666
Quanta Computer, Inc.	155,000	363,496
Realtek Semiconductor Corp.	41,240	375,036
Ruentex Development Co. Ltd.	108,309	152,373
Shanghai Commercial & Savings Bank Ltd.	301,075	431,276
Shin Kong Financial Holding Co. Ltd.	784,499	223,623
SinoPac Financial Holdings Co. Ltd.	833,218	453,228
Synnex Technology International Corp.	142,500	273,796
Taishin Financial Holding Co. Ltd.	762,980	374,236
Taiwan Cement Corp.	358,240	391,616
Taiwan Cooperative Financial Holding Co. Ltd.	585,966	495,098
Taiwan High Speed Rail Corp.	140,000	130,781
Taiwan Mobile Co. Ltd.	102,800	316,545
Taiwan Semiconductor Manufacturing Co. Ltd.	1,650,000	23,963,707
Unimicron Technology Corp.	74,000	287,281
Uni-President Enterprises Corp.	353,950	766,130
United Microelectronics Corp.	741,000	973,589
Vanguard International Semiconductor Corp.	63,000	158,232
Voltronic Power Technology Corp.	7,000	351,202
Walsin Lihwa Corp.	185,100	284,014
Wan Hai Lines Ltd.	39,215	101,922
Win Semiconductors Corp.	16,000	70,920
Winbond Electronics Corp.	163,000	103,510
Wiwynn Corp.	6,000	155,192
WPG Holdings Ltd.	102,448	159,977
Yageo Corp.	22,909	333,890

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Yang Ming Marine Transport Corp.	110,000	$233,666
Yuanta Financial Holding Co. Ltd.	583,546	411,243
Zhen Ding Technology Holding Ltd.	37,710	128,275

		57,368,462

Thailand — 0.6%
Advanced Info Service PCL, NVDR	89,400	502,778
Airports of Thailand PCL, NVDR(a)	253,500	548,695
Asset World Corp. PCL, NVDR	606,100	110,018
B Grimm Power PCL, NVDR	88,000	101,096
Bangkok Dusit Medical Services PCL, NVDR	617,600	516,474
Bangkok Expressway & Metro PCL, NVDR	553,100	156,417
Berli Jucker PCL, NVDR	120,700	122,855
BTS Group Holdings PCL, NVDR	513,400	124,530
Bumrungrad Hospital PCL, NVDR	53,900	329,740
Central Pattana PCL, NVDR	179,600	367,657
Central Retail Corp. PCL, NVDR	103,400	138,037
Charoen Pokphand Foods PCL, NVDR	204,000	145,853
CP ALL PCL, NVDR	384,600	757,629
Delta Electronics Thailand PCL, NVDR	17,800	425,897
Electricity Generating PCL, NVDR	23,800	118,475
Energy Absolute PCL, NVDR	98,300	274,726
Global Power Synergy PCL, NVDR	42,200	88,957
Gulf Energy Development PCL, NVDR	253,100	403,494
Home Product Center PCL, NVDR	339,932	151,976
Indorama Ventures PCL, NVDR	97,000	113,888
Intouch Holdings PCL, NVDR	118,600	264,560
JMT Network Services PCL, NVDR	90,700	180,452
Kasikornbank PCL, NVDR	67,300	286,109
Krung Thai Bank PCL, NVDR	285,275	145,583
Krungthai Card PCL, NVDR	24,000	40,815
Land & Houses PCL, NVDR	601,300	171,872
Minor International PCL, NVDR(a)	146,680	136,469
Muangthai Capital PCL, NVDR	57,700	63,212
Osotspa PCL, NVDR	81,600	66,493
PTT Exploration & Production PCL, NVDR	105,122	535,346
PTT Global Chemical PCL, NVDR	115,068	156,677
PTT Oil & Retail Business PCL, NVDR(b)	346,800	238,088
PTT PCL, NVDR	597,700	573,545
Ratch Group PCL, NVDR	65,000	80,302
SCB X PCL, NVDR	41,800	128,945
Siam Cement PCL, NVDR	60,800	599,999
Srisawad Corp. PCL, NVDR	53,800	75,566
Thai Oil PCL, NVDR	51,600	83,641
Thai Union Group PCL, NVDR	228,000	111,221
True Corp. PCL, NVDR	783,140	109,381

		9,547,468

Turkey — 0.1%
Akbank TAS	213,323	222,993
Aselsan Elektronik Sanayi Ve Ticaret A/S	46,767	155,259
BIM Birlesik Magazalar A/S	17,408	127,215
Eregli Demir ve Celik Fabrikalari TAS, Registered Shares	95,722	210,338
Ford Otomotiv Sanayi A/S	4,799	134,433
Hektas Ticaret TAS(a)	42,572	85,526
KOC Holding A/S	33,456	150,095
Sasa Polyester Sanayi(a)	40,018	235,372
Turk Hava Yollari AO(a)	33,173	249,889
Turkcell Iletisim Hizmetleri A/S	65,116	131,294
Turkiye Is Bankasi A/S, Class C	228,364	156,320

Security	Shares	Value

Turkey (continued)
Turkiye Petrol Rafinerileri A/S(a)	5,999	$170,015
Turkiye Sise ve Cam Fabrikalari A/S	74,161	169,597

		2,198,346

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	193,710	474,069
Abu Dhabi Islamic Bank PJSC	109,255	270,663
Abu Dhabi National Oil Co. for Distribution PJSC	289,366	346,920
Aldar Properties PJSC	335,270	402,853
Dubai Islamic Bank PJSC	174,226	270,418
Emaar Properties PJSC	261,759	416,440
Emirates NBD Bank PJSC	121,454	427,778
Emirates Telecommunications Group Co. PJSC	233,597	1,449,896
First Abu Dhabi Bank PJSC	306,506	1,424,132
Multiply Group PJSC(a)	229,732	289,543
Q Holding PJSC(a)	140,621	153,147

		5,925,859

United Kingdom — 8.7%
3i Group PLC	64,907	1,046,777
Abrdn PLC	126,751	288,028
Admiral Group PLC	11,740	301,376
Ashtead Group PLC	29,271	1,662,732
Associated British Foods PLC	23,283	441,417
AstraZeneca PLC	103,302	13,978,760
Auto Trader Group PLC(c)	58,215	362,525
AVEVA Group PLC	6,894	266,846
Aviva PLC	204,863	1,086,725
BAE Systems PLC	206,791	2,135,821
Barclays PLC	1,013,549	1,928,593
Barratt Developments PLC	64,968	310,306
Berkeley Group Holdings PLC	6,612	301,437
BP PLC	1,251,644	7,221,913
British American Tobacco PLC	144,572	5,719,002
British Land Co. PLC	52,247	248,056
BT Group PLC	383,922	518,400
Bunzl PLC	23,784	791,297
Burberry Group PLC	27,815	676,242
CNH Industrial NV	73,306	1,175,974
Coca-Cola Europacific Partners PLC	6,811	376,785
Compass Group PLC	123,733	2,857,245
Croda International PLC	8,990	715,411
DCC PLC	6,340	311,750
Diageo PLC	150,769	6,599,439
GSK PLC	270,460	4,674,424
Haleon PLC(a)	354,575	1,402,917
Halma PLC	28,695	683,370
Hargreaves Lansdown PLC	26,614	274,070
HSBC Holdings PLC	1,338,196	8,293,515
Imperial Brands PLC	61,718	1,537,464
Informa PLC	112,615	840,081
InterContinental Hotels Group PLC	13,061	749,425
Intertek Group PLC	12,551	610,634
J Sainsbury PLC	105,979	277,964
JD Sports Fashion PLC	144,085	218,955
Johnson Matthey PLC	8,117	207,448
Kingfisher PLC	152,772	434,059
Land Securities Group PLC	44,431	331,951
Legal & General Group PLC	388,423	1,164,544
Lloyds Banking Group PLC	4,316,158	2,355,383
London Stock Exchange Group PLC	21,163	1,818,350

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
M&G PLC	209,858	$474,543
Melrose Industries PLC	266,627	429,564
Mondi PLC	29,030	490,923
National Grid PLC	238,411	2,856,009
NatWest Group PLC	371,239	1,183,966
Next PLC	9,901	693,770
Ocado Group PLC(a)	41,160	305,531
Pearson PLC	45,043	508,617
Persimmon PLC	23,234	340,671
Phoenix Group Holdings PLC	43,508	318,717
Prudential PLC	178,549	2,434,567
Reckitt Benckiser Group PLC	47,407	3,286,079
RELX PLC	127,688	3,530,321
Rentokil Initial PLC	152,518	937,034
Rolls-Royce Holdings PLC(a)	629,686	703,343
Sage Group PLC	60,904	548,422
Schroders PLC	44,664	234,687
Segro PLC	80,345	740,159
Severn Trent PLC	16,765	535,610
Shell PLC	482,855	13,612,077
Smith & Nephew PLC	58,129	776,302
Smiths Group PLC	29,903	573,901
Spirax-Sarco Engineering PLC	5,069	647,466
SSE PLC	71,730	1,475,266
St. James’s Place PLC	43,036	566,929
Standard Chartered PLC	153,770	1,146,896
Taylor Wimpey PLC	211,225	258,687
Tesco PLC	523,600	1,411,032
Unilever PLC	170,055	8,585,705
United Utilities Group PLC	51,276	612,662
Vodafone Group PLC	1,674,575	1,695,871
Whitbread PLC	16,407	507,281
WPP PLC	81,378	804,013

		130,424,032

United States — 0.0%
Brookfield Renewable Corp., Class A	7,825	215,390
Legend Biotech Corp., ADR(a)(b)	2,709	135,233

		350,623

Total Common Stocks — 98.4% (Cost: $1,252,685,343)		1,477,142,910

Preferred Securities

Preferred Stocks — 0.9%

Brazil — 0.4%
Banco Bradesco SA, Preference Shares	369,923	1,055,200
Braskem SA, Preference Shares, Class A	15,181	68,892
Centrais Eletricas Brasileiras SA, Preference B Shares	9,466	77,487
Cia Energetica de Minas Gerais, Preference Shares .	139,744	289,111
Gerdau SA, Preference Shares	92,603	509,017
Itau Unibanco Holding SA, Preference Shares	298,575	1,414,097
Itausa SA, Preference Shares	408,515	656,861
Petroleo Brasileiro SA, Preference Shares	313,906	1,456,422

		5,527,087

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA Class B	9,906	800,044

Security	Shares	Value

Colombia — 0.0%
Bancolombia SA, Preference Shares	52,052	$359,125

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares	3,552	299,758
Dr Ing hc F Porsche AG(a)	7,177	724,256
Henkel AG & Co. KGaA, Preference Shares	11,206	776,718
Porsche Automobil Holding SE, Preference Shares	9,969	543,668
Sartorius AG, Preference Shares	1,455	574,544
Volkswagen AG, Preference Shares	12,872	1,596,766

		4,515,710

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares(d)	376,618	51

South Korea — 0.2%
Hyundai Motor Co., Preference Shares	5,001	292,794
LG Chem Ltd., Preference Shares	671	148,044
Samsung Electronics Co. Ltd., Preference Shares	50,252	2,013,767

		2,454,605

Total Preferred Securities — 0.9% (Cost: $13,361,584)		13,656,622

Rights

Brazil — 0.0%
Localiza Rent a Car SA, (Expires 02/07/23)(a)	210	428

South Korea — 0.0%
Lotte Chemical Corp., (Expires 01/27/23, Strike Price KRW 143,000.00)(a)	173	4,857

Total Rights — 0.0% (Cost: $ — )		5,285

Total Long-Term Investments — 99.3% (Cost: $1,266,046,927)		1,490,804,817

Short-Term Securities

Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(e)(f)	85,574,424	85,600,096

Total Short-Term Securities — 5.7% (Cost: $85,586,276)		85,600,096

Total Investments — 105.0% (Cost: $1,351,633,203)		1,576,404,913

Liabilities in Excess of Other Assets — (5.0)%		(75,130,159)

Net Assets — 100.0%		$1,501,274,754

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master Portfolio.
(f)	Annualized 7-day yield as of period end.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$39,400,656	$46,164,541	(a)	$—		$18,589	$16,310	$85,600,096	85,574,424	$306,139	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	24,644,820	—		(24,644,820	)(a)	—	—	—	—	210,850		—

						$18,589	$16,310	$85,600,096		$516,989		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index Mini	20	03/16/23	$1,170	$(3,209)
MSCI EAFE Index	70	03/17/23	6,823	(24,822)
MSCI Emerging Markets Index	35	03/17/23	1,679	(9,889)

				$(37,920)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$37,920	$—	$—	$—	$37,920

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(4,459,611)	$—	$—	$—	$(4,459,611)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(267,461)	$—	$—	$—	$(267,461)

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,187,748

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$3,330,035	$81,376,458	$—	$84,706,493
Austria	—	1,797,169	—	1,797,169
Belgium	—	8,545,845	—	8,545,845
Brazil	—	16,949,835	—	16,949,835
Canada	114,447,810	—	—	114,447,810
Chile	1,326,815	718,660	—	2,045,475
China	10,344,417	122,814,169	51,341	133,209,927
Colombia	—	175,125	—	175,125
Czech Republic	340,895	195,893	—	536,788
Denmark	—	28,404,314	—	28,404,314
Egypt	—	169,656	—	169,656
Finland	—	11,944,122	—	11,944,122
France	—	109,998,509	—	109,998,509
Germany	—	71,910,482	—	71,910,482
Greece	—	1,309,597	—	1,309,597
Hong Kong	764	31,168,966	—	31,169,730
Hungary	—	868,688	—	868,688
India	2,554,227	58,654,658	—	61,208,885
Indonesia	—	8,318,340	—	8,318,340
Ireland	409,523	9,270,857	—	9,680,380
Isle of Man	—	689,937	—	689,937
Israel	2,291,654	4,674,050	—	6,965,704
Italy	—	18,801,529	—	18,801,529
Japan	—	208,442,401	—	208,442,401
Jordan	—	163,381	—	163,381
Kuwait	—	4,137,585	—	4,137,585
Luxembourg	281,231	2,298,928	—	2,580,159
Macau	—	429,054	—	429,054
Malaysia	786,294	6,026,715	—	6,813,009
Mexico	9,824,873	—	—	9,824,873
Netherlands	—	44,713,148	—	44,713,148
New Zealand	—	2,300,261	—	2,300,261
Norway	—	7,404,994	—	7,404,994
Peru	1,068,319	—	—	1,068,319
Philippines	—	3,065,228	—	3,065,228
Poland	—	3,026,166	—	3,026,166
Portugal	—	1,653,394	—	1,653,394
Qatar	897,628	3,130,639	—	4,028,267
Russia	—	—	750	750
Saudi Arabia	—	17,591,226	—	17,591,226
Singapore	1,609,321	12,332,824	—	13,942,145
South Africa	2,683,888	16,026,280	—	18,710,168
South Korea	—	46,057,981	—	46,057,981
Spain	—	23,726,346	—	23,726,346
Sweden	—	29,525,069	—	29,525,069
Switzerland	—	98,269,856	—	98,269,856

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Taiwan	$—	$57,368,462	$—	$57,368,462
Thailand	—	9,547,468	—	9,547,468
Turkey	458,365	1,739,981	—	2,198,346
United Arab Emirates	—	5,925,859	—	5,925,859
United Kingdom	376,785	130,047,247	—	130,424,032
United States	350,623	—	—	350,623
Preferred Securities
Preferred Stocks	—	13,656,571	51	13,656,622
Rights
Brazil	428	—	—	428
South Korea	—	4,857	—	4,857
Short-Term Securities
Money Market Funds	85,600,096	—	—	85,600,096

	$238,983,991	$1,337,368,780	$52,142	$1,576,404,913

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(37,920)	$—	$—	$(37,920)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

Total International ex U.S. Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,490,804,817
Investments, at value — affiliated(c)	85,600,096
Cash pledged for futures contracts	139,000
Foreign currency, at value(d)	2,875,927
Receivables:
Investments sold	7,765,599
Securities lending income — affiliated	30,365
Contributions from investors	1,333,749
Dividends — unaffiliated	2,569,838
Dividends — affiliated	9,045
From the Manager	32,322
Prepaid expenses	4,171

Total assets	1,591,164,929

LIABILITIES
Bank overdraft	3,168,316
Collateral on securities loaned	85,549,697
Payables:
Investments purchased	5,290
Deferred foreign capital gain tax	1,034,736
Trustees’ fees	3,811
Other accrued expenses	15,610
Professional fees	47,651
Variation margin on futures contracts	65,064

Total liabilities	89,890,175

NET ASSETS	$1,501,274,754

NET ASSETS CONSIST OF
Investors’ capital	$1,277,506,069
Net unrealized appreciation (depreciation)	223,768,685

NET ASSETS	$1,501,274,754

(a) Investments, at cost — unaffiliated	$1,266,046,927
(b) Securities loaned, at value	$80,433,786
(c) Investments, at cost — affiliated	$85,586,276
(d) Foreign currency, at cost	$2,846,907

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	41

Statement of Operations

Year Ended December 31, 2022

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$47,279,592
Dividends — affiliated	210,536
Securities lending income — affiliated — net	306,453
Foreign taxes withheld	(5,620,296)

Total investment income	42,176,285

EXPENSES
Accounting services	530,055
Investment advisory	415,183
Professional	69,193
Trustees	14,806
Printing and postage	7,032
Miscellaneous	26,378

Total expenses	1,062,647
Less:
Fees waived and/or reimbursed by the Manager	(83,408)

Total expenses after fees waived and/or reimbursed	979,239

Net investment income	41,197,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(68,945,433)
Investments — affiliated	18,589
Foreign currency transactions	(86,386)
Futures contracts	(4,459,611)

(73,472,841)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(202,887,293)
Investments — affiliated	16,310
Foreign currency translations	52,718
Futures contracts	(267,461)

(203,085,726)

Net realized and unrealized loss	(276,558,567)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,361,521)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(371,674)
(b) Net of reduction in deferred foreign capital gain tax of	$42,496

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31, 2022	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,197,046	$32,970,110
Net realized loss	(73,472,841)	(8,213,653)
Net change in unrealized appreciation (depreciation)	(203,085,726)	70,851,938

Net increase (decrease) in net assets resulting from operations	(235,361,521)	95,608,395

CAPITAL TRANSACTIONS
Proceeds from contributions	993,274,245	900,216,526
Value of withdrawals	(659,840,104)	(798,980,542)

Net increase in net assets derived from capital transactions	333,434,141	101,235,984

NET ASSETS
Total increase in net assets	98,072,620	196,844,379
Beginning of year	1,403,202,134	1,206,357,755

End of year	$1,501,274,754	$1,403,202,134

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31, 2022	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(16.31)%	7.70%	10.82%	21.29%	(13.87)%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.07%	0.09%	0.08%	0.08%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.09%	0.08%	0.08%

Net investment income	2.98%	2.44%	2.30%	3.17%	2.87%

Supplemental Data
Net assets, end of year (000)	$1,501,275	$1,403,202	$1,206,358	$1,094,908	$759,697

Portfolio turnover rate	28%	13%	23%	5%	40%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Capital, Inc.	$35,938,995	$(35,938,995)	$—		$—
BMO Capital Markets Corp.	519,730	(519,730)	—		—
BNP Paribas SA	1,039,462	(1,039,462)	—		—
Citigroup Global Markets, Inc.	4,926,707	(4,926,707)	—		—
Goldman Sachs & Co. LLC	14,867,409	(14,867,409)	—		—
HSBC Bank PLC	1,936,135	(1,936,135)	—		—
J.P. Morgan Securities LLC	1,731,545	(1,731,545)	—		—
J.P. Morgan Securities PLC	7,724	(7,724)	—		—
Jefferies LLC	3,724	(3,724)	—		—
Macquarie Bank Ltd.	1,391,377	(1,391,377)	—		—
Morgan Stanley	3,517,841	(3,517,841)	—		—
National Financial Services LLC	21,210	(21,210)	—		—
Scotia Capital (USA), Inc.	117,338	(117,338)	—		—
SG Americas Securities LLC	10,317,614	(10,317,614)	—		—
State Street Bank & Trust Co.	905,883	(905,883)	—		—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Toronto-Dominion Bank	$659,896	$(659,896)	$—		$—
UBS AG	837,280	(837,280)	—		—
UBS Securities LLC	134,550	(134,550)	—		—
Wells Fargo Bank N.A.	1,559,366	(1,559,366)	—		—

	$80,433,786	$(80,433,786)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2022, the amount waived and/or reimbursed was $10,406.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $73,002 in investment advisory fees pursuant to this arrangement.

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Notes to Financial Statements  (continued)

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $87,156 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Total International ex U.S. Index Master Portfolio	$84,811,268	$12,067,440	$(673,921)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $767,050,250 and $381,934,497, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Total International ex U.S. Index Master Portfolio	$1,402,678,296	$321,145,121	$(147,421,712)	$173,723,409

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

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Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI Total International Index Fund and Total International ex U.S. Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	53

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 164 Portfolios	None

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.

			98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP. Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	59

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CPO	Certificates of Participation (Ordinary)

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

SRF	State Revolving Fund

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/22-AR

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•  iShares Russell 1000 Large-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%
U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)
International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)
Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (19.14)%, Investor A Shares returned (19.38)%, and Class K Shares returned (19.12)%. The Fund’s benchmark, the Russell 1000 Index, returned (19.13)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers challenges. Investors were concerned that the Fed may dampen growth in an effort to get inflation under control.

Commodity prices spiked in the first quarter of 2022 and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six-remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

Concerns about high inflation, growth outlook and recession fears increased in the United States during the second quarter. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increased expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, their messaging evolved over the second quarter of 2022. Initially, Chairman Jerome Powel adopted a more hawkish tone stating that they would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

The U.S. equity market rallied in July 2022 on the back of softened tone from the Fed signaling slower rate rise in 2023. However, the Fed’s hawkish tone later in the quarter at the Jackson Hole conference reaffirmed its commitment to fighting inflation. In their battle against high inflation rate, the U.S. congress passed a new bill which aimed to reduce inflation by curbing the deficit.

U.S. economic data showed a decline in growth over the first two quarters of the year, but other economic data released over the third quarter highlighted the resilience of the U.S. economy. The labor market added 315,000 payroll jobs across the economy generating considerable household income gains.

The U.S. equity market rallied over the fourth quarter, despite tighter monetary policy. It posted positive returns in October and November 2022 while contractionary monetary policy targeted a higher inflation rate. The Fed reiterated their plan in December 2022 to continue tightening monetary policy as inflation remained well above target. Market performance dampened in December 2022.

In the fourth quarter of 2022, from a Global Industry Classification Standard sector perspective, energy (+64.29%), utilities (+1.34%), and consumer staples (-0.94%) were among the best performers, while information technology (-29.97%), consumer discretionary (-36.55%), and communication services (-40.17%) were among the worst performers.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the Fund’s benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of the Fund’s benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2022 (continued)	iShares Russell 1000 Large-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
Institutional	(19.14)%	9.02%	12.25%
Investor A	(19.38)	8.73	11.93
Class K	(19.12)	9.06	12.27
Russell 1000® Index	(19.13)	9.13	12.37

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,022.90	$0.61		$1,000.00	$1,024.60	$0.61		0.12%
Investor A	1,000.00	1,021.00	1.78		1,000.00	1,023.44	1.79		0.35
Class K	1,000.00	1,022.90	0.36		1,000.00	1,024.85	0.36		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares Russell 1000 Large-Cap Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Large Cap Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2022

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments, at value — Master Portfolio	$762,644,111
Receivables:
Capital shares sold	1,932,734
From the Manager	13,511
Prepaid expenses	22,727

Total assets	764,613,083

LIABILITIES
Payables:
Accounting services fees	827
Administration fees	6,614
Capital shares redeemed	1,583,908
Contributions to the Master Portfolio	348,826
Officer’s fees	3,704
Other accrued expenses	13,805
Professional fees	34,579
Service fees	11,231
Transfer agent fees	92,700

Total liabilities	2,096,194

NET ASSETS	$762,516,889

NET ASSETS CONSIST OF
Paid-in capital	$547,543,106
Accumulated earnings	214,973,783

NET ASSETS	$762,516,889

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (continued)

December 31, 2022

iShares Russell 1000 Large-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$130,394,281

Shares outstanding	5,288,670

Net asset value	$24.66

Shares authorized	Unlimited

Par value	N/A

Investor A
Net assets	$52,790,078

Shares outstanding	2,154,805

Net asset value	$24.50

Shares authorized	Unlimited

Par value	N/A

Class K
Net assets	$579,332,530

Shares outstanding	23,601,061

Net asset value	$24.55

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2022

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$12,867,086
Dividends — affiliated	230,326
Interest — unaffiliated	3,484
Securities lending income — affiliated — net	191,985
Foreign taxes withheld	(2,368)
Expenses	(279,513)
Fees waived	6,505

Total investment income	13,017,505

FUND EXPENSES
Transfer agent — class specific	139,779
Service — class specific	135,767
Professional	91,776
Administration	82,711
Registration	58,217
Officer	9,344
Accounting services	4,956
Printing and postage	4,320
Miscellaneous	11,978

Total expenses	538,848
Less:
Fees waived and/or reimbursed by the Administrator	(20,124)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(13,967)

Total expenses after fees waived and/or reimbursed	504,757

Net investment income	12,512,748

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(9,497,667)
Investments — affiliated	(695,300)
Futures contracts	(740,451)

(10,933,418)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(176,791,022)
Investments — affiliated	(1,500,536)
Futures contracts	(295,402)

(178,586,960)

Net realized and unrealized loss	(189,520,378)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(177,007,630)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,512,748	$8,893,908
Net realized gain (loss)	(10,933,418)	6,368,179
Net change in unrealized appreciation (depreciation)	(178,586,960)	147,728,913

Net increase (decrease) in net assets resulting from operations	(177,007,630)	162,991,000

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,178,794)	(3,082,663)
Investor A	(774,921)	(930,718)
Class K	(10,506,764)	(10,979,369)

Decrease in net assets resulting from distributions to shareholders	(14,460,479)	(14,992,750)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	144,782,013	(280,334)

NET ASSETS
Total increase (decrease) in net assets	(46,686,096)	147,717,916
Beginning of year	809,202,985	661,485,069

End of year	$762,516,889	$809,202,985

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$31.03	$25.08	$21.14	$16.58		$17.82

Net investment income(a)	0.39	0.35	0.35	0.35		0.34
Net realized and unrealized gain (loss)	(6.32)	6.19	3.96	4.79		(1.19)

Net increase (decrease) from investment operations	(5.93)	6.54	4.31	5.14		(0.85)

Distributions(b)
From net investment income	(0.36)	(0.37)	(0.34)	(0.39)		(0.33)
From net realized gain	(0.08)	(0.22)	(0.03)	(0.19)		(0.06)

Total distributions	(0.44)	(0.59)	(0.37)	(0.58)		(0.39)

Net asset value, end of year	$24.66	$31.03	$25.08	$21.14		$16.58

Total Return(c)
Based on net asset value	(19.14)%	26.27%	20.79%	31.28%		(4.88)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.12%	0.12%	0.13%	0.15	%(g)	0.17	%(h)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.13%	0.13%		0.13%

Net investment income	1.49%	1.24%	1.66%	1.81%		1.89%

Supplemental Data
Net assets, end of year (000)	$130,394	$172,196	$125,604	$82,729		$102,279

Portfolio turnover rate of the Master Portfolio	22%	17%	14%	10%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019 the expense ratio would have been 0.14%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$30.85	$24.92	$21.01	$16.48	$17.72

Net investment income(a)	0.33	0.28	0.30	0.30	0.29
Net realized and unrealized gain (loss)	(6.30)	6.16	3.92	4.76	(1.18)

Net increase (decrease) from investment operations	(5.97)	6.44	4.22	5.06	(0.89)

Distributions(b)
From net investment income	(0.30)	(0.29)	(0.28)	(0.34)	(0.29)
From net realized gain	(0.08)	(0.22)	(0.03)	(0.19)	(0.06)

Total distributions	(0.38)	(0.51)	(0.31)	(0.53)	(0.35)

Net asset value, end of year	$24.50	$30.85	$24.92	$21.01	$16.48

Total Return(c)
Based on net asset value	(19.38)%	25.99%	20.45%	30.98%	(5.15)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.37%	0.63%	0.68%	0.76%	0.87%

Total expenses after fees waived and/or reimbursed	0.35%	0.37%	0.38%	0.38%	0.38%

Net investment income	1.25%	0.98%	1.42%	1.57%	1.60%

Supplemental Data
Net assets, end of year (000)	$52,790	$61,446	$84,724	$86,038	$57,500

Portfolio turnover rate of the Master Portfolio	22%	17%	14%	10%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$30.90	$24.97	$21.05	$16.52	$17.76

Net investment income(a)	0.41	0.36	0.36	0.36	0.35
Net realized and unrealized gain (loss)	(6.31)	6.17	3.94	4.76	(1.19)

Net increase (decrease) from investment operations	(5.90)	6.53	4.30	5.12	(0.84)

Distributions(b)
From net investment income	(0.37)	(0.38)	(0.35)	(0.40)	(0.34)
From net realized gain	(0.08)	(0.22)	(0.03)	(0.19)	(0.06)

Total distributions	(0.45)	(0.60)	(0.38)	(0.59)	(0.40)

Net asset value, end of year	$24.55	$30.90	$24.97	$21.05	$16.52

Total Return(c)
Based on net asset value	(19.12)%	26.37%	20.84%	31.28%	(4.85)%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.07%	0.07%	0.08%	0.10%	0.13%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.08%	0.08%

Net investment income	1.54%	1.29%	1.71%	1.87%	1.92%

Supplemental Data
Net assets, end of year (000)	$579,333	$575,561	$451,157	$287,492	$154,097

Portfolio turnover rate of the Master Portfolio	22%	17%	14%	10%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2022, the percentage of the Master Portfolio owned by the Fund was 3.3%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2022, the class specific service fees borne directly by Investor A Shares were $135,767.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2022, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$373	$3,008	$1,532	$4,913

For the year ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$93,371	$28,744	$17,664	$139,779

Expense Limitations, Waivers and Reimbursements: The Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2022, the Administrator waived and/or reimbursed investment advisory fees of $20,124 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager – class specific in the Statement of Operations. For the year ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$5,527	$7,052	$1,388	$13,967

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21
iShares Russell 1000 Large-Cap Index Fund
Ordinary income	$12,599,661	$11,981,544
Long-term capital gains	1,860,818	3,011,206

	$14,460,479	$14,992,750

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iShares Russell 1000 Large-Cap Index Fund	$864,541	$(1,541,545)	$215,650,787	$214,973,783

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
iShares Russell 1000 Large-Cap Index Fund
Institutional
Shares sold	5,598,164	$138,284,355	3,958,236	$109,578,992
Shares issued in reinvestment of distributions	128,287	3,178,196	105,787	3,081,916
Shares redeemed	(5,986,354)	(145,857,332)	(3,524,510)	(96,669,122)

	(259,903)	$(4,394,781)	539,513	$15,991,786

Investor A
Shares sold	825,357	$21,635,972	839,505	$23,731,241
Shares issued in reinvestment of distributions	29,109	725,926	31,988	930,091
Shares redeemed	(691,607)	(17,986,952)	(2,279,451)	(60,190,536)

	162,859	$4,374,946	(1,407,958)	$(35,529,204)

Class K
Shares sold	9,827,116	$271,951,562	6,696,905	$186,038,207
Shares issued in reinvestment of distributions	399,157	9,998,861	347,267	10,056,414
Shares redeemed	(5,249,713)	(137,148,575)	(6,485,963)	(176,837,537)

	4,976,560	$144,801,848	558,209	$19,257,084

	4,879,516	$144,782,013	(310,236)	$(280,334)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income
iShares Russell 1000 Large-Cap Index Fund	$10,126,901

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Business Income
iShares Russell 1000 Large-Cap Index Fund	$421,335

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
iShares Russell 1000 Large-Cap Index Fund	$1,860,818

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
iShares Russell 1000 Large-Cap Index Fund	78.11%

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2022	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	5.5%
Microsoft Corp.	5.0
Amazon.com, Inc.	2.1
Berkshire Hathaway, Inc., Class B	1.6
Alphabet, Inc., Class A	1.5
UnitedHealth Group, Inc.	1.4
Alphabet, Inc., Class C	1.3
Johnson & Johnson	1.3
Exxon Mobil Corp.	1.3
JPMorgan Chase & Co.	1.1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	24.8%
Health Care	15.3
Financials	12.9
Consumer Discretionary	9.8
Industrials	9.2
Communication Services	7.0
Consumer Staples	6.7
Energy	5.1
Real Estate	3.1
Utilities	3.0
Materials	2.9
Short-Term Securities	9.2
Liabilities in Excess of Other Assets	(9.0)

(a)

For Large Cap Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Axon Enterprise, Inc.(a)	43,453	$7,210,156
Boeing Co.(a)	349,200	66,519,108
BWX Technologies, Inc.	56,831	3,300,745
Curtiss-Wright Corp.	24,271	4,053,014
General Dynamics Corp.	154,994	38,455,561
HEICO Corp.	28,797	4,424,371
HEICO Corp., Class A	49,478	5,929,938
Hexcel Corp.	55,035	3,238,810
Howmet Aerospace, Inc.(b)	233,097	9,186,353
Huntington Ingalls Industries, Inc.	25,262	5,827,438
L3Harris Technologies, Inc.	121,008	25,195,076
Lockheed Martin Corp.	148,959	72,467,064
Mercury Systems, Inc.(a)	35,358	1,581,917
Northrop Grumman Corp.	93,283	50,896,138
Raytheon Technologies Corp.(b)	936,692	94,530,957
Spirit AeroSystems Holdings, Inc., Class A(b)	69,218	2,048,853
Textron, Inc.	131,478	9,308,642
TransDigm Group, Inc.	32,697	20,587,666
Woodward, Inc.	38,517	3,721,127

		428,482,934

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b)	74,977	6,864,894
Expeditors International of Washington, Inc.	100,841	10,479,397
FedEx Corp.	152,954	26,491,633
GXO Logistics, Inc.(a)	65,172	2,782,193
United Parcel Service, Inc., Class B(b)	468,454	81,436,043

		128,054,160

Airlines(a) — 0.2%
Alaska Air Group, Inc.(b)	78,824	3,384,703
American Airlines Group, Inc.(b)	417,542	5,311,134
Copa Holdings SA, Class A(b)	16,991	1,413,141
Delta Air Lines, Inc.	407,535	13,391,600
JetBlue Airways Corp.	198,274	1,284,816
Southwest Airlines Co.	377,029	12,694,566
United Airlines Holdings, Inc.(b)	209,313	7,891,100

		45,371,060

Auto Components — 0.1%
Aptiv PLC(a)	172,128	16,030,281
BorgWarner, Inc.(b)	148,041	5,958,650
Gentex Corp.	149,559	4,078,474
Lear Corp.	36,970	4,585,019
QuantumScape Corp.(a)(b)	148,319	840,969

		31,493,393

Automobiles — 1.2%
Ford Motor Co.(b)	2,511,172	29,204,930
General Motors Co.	903,603	30,397,205
Harley-Davidson, Inc.(b)	86,439	3,595,862
Lucid Group, Inc.(a)(b)	329,925	2,253,388
Rivian Automotive, Inc., Class A(a)(b)	334,941	6,172,963
Tesla, Inc.(a)	1,647,011	202,878,815
Thor Industries, Inc.(b)	34,015	2,567,792

		277,070,955

Banks — 3.7%
Bank of America Corp.	4,475,764	148,237,304
Bank of Hawaii Corp.(b)	24,623	1,909,760
Bank OZK	68,639	2,749,678
BOK Financial Corp.(b)	18,661	1,936,825
Citigroup, Inc.	1,233,543	55,793,150

Security	Shares	Value

Banks (continued)
Citizens Financial Group, Inc.(b)	310,844	$12,237,928
Comerica, Inc.(b)	84,432	5,644,279
Commerce Bancshares, Inc.(b)	72,905	4,962,643
Cullen/Frost Bankers, Inc.(b)	36,945	4,939,547
East West Bancorp, Inc.	90,016	5,932,054
Fifth Third Bancorp(b)	433,771	14,232,027
First Citizens BancShares, Inc., Class A	7,627	5,784,012
First Hawaiian, Inc.(b)	77,530	2,018,881
First Horizon Corp.	331,639	8,125,155
First Republic Bank	115,885	14,125,223
FNB Corp.(b)	220,400	2,876,220
Huntington Bancshares, Inc.(b)	913,638	12,882,296
JPMorgan Chase & Co.	1,858,783	249,262,800
KeyCorp.(b)	591,525	10,304,365
M&T Bank Corp.(b)	108,434	15,729,436
PacWest Bancorp	69,715	1,599,959
Pinnacle Financial Partners, Inc.(b)	46,625	3,422,275
PNC Financial Services Group, Inc.	256,521	40,514,927
Popular, Inc.(b)	44,637	2,960,326
Prosperity Bancshares, Inc.(b)	55,933	4,065,210
Regions Financial Corp.(b)	595,051	12,829,300
Signature Bank	40,048	4,614,331
SVB Financial Group(a)	37,365	8,599,181
Synovus Financial Corp.	94,409	3,545,058
Truist Financial Corp.	847,048	36,448,475
U.S. Bancorp(b)	855,060	37,289,167
Umpqua Holdings Corp.	134,553	2,401,771
Webster Financial Corp.(b)	110,997	5,254,598
Wells Fargo & Co.	2,416,819	99,790,457
Western Alliance Bancorp	65,848	3,921,907
Wintrust Financial Corp.	38,495	3,253,597
Zions Bancorp NA(b)	93,587	4,600,737

		854,794,859

Beverages — 1.7%
Boston Beer Co., Inc., Class A(a)(b)	5,817	1,916,818
Brown-Forman Corp., Class A(b)	27,091	1,781,504
Brown-Forman Corp., Class B	115,577	7,591,097
Coca-Cola Co.	2,488,214	158,275,293
Constellation Brands, Inc., Class A	96,488	22,361,094
Keurig Dr. Pepper, Inc.(b)	546,079	19,473,177
Molson Coors Beverage Co., Class B(b)	112,922	5,817,741
Monster Beverage Corp.(a)	233,796	23,737,308
PepsiCo, Inc.	880,985	159,158,750

		400,112,782

Biotechnology — 2.6%
AbbVie, Inc.	1,126,268	182,016,171
Alnylam Pharmaceuticals, Inc.(a)	78,255	18,597,301
Amgen, Inc.(b)	340,283	89,371,927
Biogen, Inc.(a)	91,517	25,342,888
BioMarin Pharmaceutical, Inc.(a)	117,478	12,157,798
Exact Sciences Corp.(a)(b)	111,297	5,510,314
Exelixis, Inc.(a)	204,216	3,275,625
Gilead Sciences, Inc.	799,944	68,675,192
Horizon Therapeutics PLC(a)	141,276	16,077,209
Incyte Corp.(a)(b)	116,174	9,331,096
Ionis Pharmaceuticals, Inc.(a)(b)	91,961	3,473,367
Mirati Therapeutics, Inc.(a)	27,852	1,261,974
Moderna, Inc.(a)	211,430	37,977,057
Natera, Inc.(a)	59,508	2,390,436
Neurocrine Biosciences, Inc.(a)	61,036	7,290,140
Novavax, Inc.(a)(b)	47,455	487,837

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	66,050	$47,654,415
Sarepta Therapeutics, Inc.(a)	53,779	6,968,683
Seagen, Inc.(a)	86,833	11,158,909
Ultragenyx Pharmaceutical, Inc.(a)	41,399	1,918,016
United Therapeutics Corp.(a)	27,969	7,777,899
Vertex Pharmaceuticals, Inc.(a)	162,945	47,055,257

		605,769,511

Building Products — 0.6%
A O Smith Corp.(b)	78,723	4,506,105
Advanced Drainage Systems, Inc.(b)	41,550	3,405,853
Allegion PLC	55,921	5,886,244
Armstrong World Industries, Inc.(b)	29,048	1,992,402
AZEK Co., Inc.(a)(b)	73,449	1,492,484
Builders FirstSource, Inc.(a)	97,142	6,302,573
Carlisle Cos., Inc.	32,798	7,728,849
Carrier Global Corp.	533,581	22,010,216
Fortune Brands Innovations, Inc.	80,535	4,599,354
Hayward Holdings, Inc.(a)(b)	49,363	464,012
Johnson Controls International PLC	438,616	28,071,424
Lennox International, Inc.(b)	20,476	4,898,473
Masco Corp.(b)	145,516	6,791,232
Masterbrand, Inc.	80,535	608,039
Owens Corning	59,632	5,086,610
Trane Technologies PLC	146,554	24,634,262
Trex Co., Inc.(a)	71,197	3,013,769

		131,491,901

Capital Markets — 3.3%
Affiliated Managers Group, Inc.	24,285	3,847,473
Ameriprise Financial, Inc.(b)	67,357	20,972,949
Ares Management Corp., Class A(b)	97,667	6,684,329
Bank of New York Mellon Corp.	467,710	21,290,159
BlackRock, Inc.(b)(c)	95,621	67,759,909
Blackstone, Inc., Class A(b)	445,976	33,086,959
Blue Owl Capital, Inc.(b)	260,780	2,764,268
Carlyle Group, Inc.	131,495	3,923,811
Cboe Global Markets, Inc.	67,393	8,455,800
Charles Schwab Corp.	968,600	80,645,636
CME Group, Inc., Class A(b)	228,519	38,427,755
Coinbase Global, Inc., Class A(a)(b)	103,157	3,650,726
Evercore, Inc., Class A(b)	23,211	2,531,856
FactSet Research Systems, Inc.	24,160	9,693,234
Franklin Resources, Inc.(b)	179,956	4,747,239
Goldman Sachs Group, Inc.(b)	209,009	71,769,510
Interactive Brokers Group, Inc., Class A	58,617	4,240,940
Intercontinental Exchange, Inc.(b)	351,597	36,070,336
Invesco Ltd.(b)	234,154	4,212,430
Janus Henderson Group PLC(b)	91,651	2,155,632
Jefferies Financial Group, Inc.(b)	127,737	4,378,824
KKR & Co., Inc.(b)	364,149	16,903,797
Lazard Ltd., Class A	58,799	2,038,561
LPL Financial Holdings, Inc.	50,776	10,976,248
MarketAxess Holdings, Inc.	23,786	6,633,678
Moody’s Corp.	101,820	28,369,088
Morgan Stanley	785,629	66,794,178
Morningstar, Inc.	15,774	3,416,491
MSCI, Inc.	49,565	23,056,151
Nasdaq, Inc.	218,892	13,429,024
Northern Trust Corp.	130,856	11,579,447
Raymond James Financial, Inc.(b)	123,930	13,241,921
Robinhood Markets, Inc., Class A(a)(b)	353,120	2,874,397
S&P Global, Inc.	207,462	69,487,322

Security	Shares	Value

Capital Markets (continued)
SEI Investments Co.	64,320	$3,749,856
State Street Corp.	233,587	18,119,344
Stifel Financial Corp.	65,542	3,825,687
T Rowe Price Group, Inc.(b)	140,119	15,281,378
Tradeweb Markets, Inc., Class A	68,400	4,441,212
Virtu Financial, Inc., Class A(b)	63,979	1,305,811

		746,833,366

Chemicals — 1.8%
Air Products & Chemicals, Inc.	141,074	43,487,471
Albemarle Corp.(b)	74,515	16,159,323
Ashland, Inc.	31,404	3,376,872
Axalta Coating Systems Ltd.(a)(b)	142,347	3,625,578
Celanese Corp.	69,512	7,106,907
CF Industries Holdings, Inc.	125,208	10,667,722
Chemours Co.(b)	94,960	2,907,675
Corteva, Inc.(b)	455,523	26,775,642
Dow, Inc.(b)	447,844	22,566,859
DuPont de Nemours, Inc.(b)	319,308	21,914,108
Eastman Chemical Co.(b)	76,332	6,216,478
Ecolab, Inc.	158,000	22,998,480
Element Solutions, Inc.(b)	141,355	2,571,247
FMC Corp.(b)	80,181	10,006,589
Ginkgo Bioworks Holdings, Inc.(a)(b)	488,771	826,023
Huntsman Corp.(b)	115,727	3,180,178
International Flavors & Fragrances, Inc.	162,263	17,011,653
Linde PLC(a)(b)	314,846	102,696,468
LyondellBasell Industries NV, Class A(b)	163,610	13,584,538
Mosaic Co.	213,427	9,363,043
NewMarket Corp.(b)	3,942	1,226,396
Olin Corp.	83,830	4,437,960
PPG Industries, Inc.(b)	150,034	18,865,275
RPM International, Inc.(b)	81,236	7,916,448
Scotts Miracle-Gro Co.(b)	24,210	1,176,364
Sherwin-Williams Co.	152,372	36,162,447
Valvoline, Inc.	111,697	3,646,907
Westlake Corp.(b)	19,889	2,039,418

		422,514,069

Commercial Services & Supplies — 0.5%
Cintas Corp.	55,120	24,893,294
Clean Harbors, Inc.(a)	32,279	3,683,680
Copart, Inc.(a)	271,380	16,524,328
Driven Brands Holdings, Inc.(a)(b)	39,934	1,090,598
IAA, Inc.(a)	87,623	3,504,920
MSA Safety, Inc.	23,646	3,409,517
Republic Services, Inc.	131,304	16,936,903
Rollins, Inc.(b)	146,186	5,341,636
Stericycle, Inc.(a)	56,298	2,808,707
Tetra Tech, Inc.	33,383	4,846,878
Waste Management, Inc.	261,381	41,005,451

		124,045,912

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	156,669	19,011,783
Ciena Corp.(a)(b)	94,864	4,836,167
Cisco Systems, Inc.	2,618,860	124,762,490
F5, Inc.(a)	38,627	5,543,361
Juniper Networks, Inc.	201,573	6,442,273
Lumentum Holdings, Inc.(a)(b)	42,539	2,219,260
Motorola Solutions, Inc.	104,838	27,017,801

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti, Inc.(b)	3,518	$962,278
Viasat, Inc.(a)(b)	43,227	1,368,135

		192,163,548

Construction & Engineering — 0.2%
AECOM	84,734	7,196,459
MasTec, Inc.(a)	38,153	3,255,596
MDU Resources Group, Inc.(b)	127,150	3,857,731
Quanta Services, Inc.(b)	90,586	12,908,505
Valmont Industries, Inc.(b)	13,372	4,421,719
WillScot Mobile Mini Holdings Corp.(a)	129,279	5,839,532

		37,479,542

Construction Materials — 0.1%
Eagle Materials, Inc.(b)	22,894	3,041,468
Martin Marietta Materials, Inc.(b)	39,593	13,381,246
Vulcan Materials Co.	84,287	14,759,497

		31,182,211

Consumer Finance — 0.5%
Ally Financial, Inc.	195,847	4,788,459
American Express Co.	383,652	56,684,583
Capital One Financial Corp.(b)	242,478	22,540,755
Credit Acceptance Corp.(a)(b)	4,131	1,959,746
Discover Financial Services	173,730	16,996,006
OneMain Holdings, Inc.(b)	72,148	2,403,250
SLM Corp.	155,536	2,581,898
SoFi Technologies, Inc.(a)(b)	524,429	2,417,618
Synchrony Financial	297,970	9,791,294
Upstart Holdings, Inc.(a)(b)	43,707	577,806

		120,741,415

Containers & Packaging — 0.4%
Amcor PLC	954,896	11,372,811
AptarGroup, Inc.(b)	42,450	4,668,651
Ardagh Metal Packaging SA(b)	97,793	470,384
Avery Dennison Corp.	51,006	9,232,086
Ball Corp.(b)	196,325	10,040,061
Berry Global Group, Inc.	81,151	4,903,955
Crown Holdings, Inc.	73,181	6,016,210
Graphic Packaging Holding Co.	192,965	4,293,471
International Paper Co.	225,122	7,795,975
Packaging Corp. of America(b)	58,261	7,452,165
Sealed Air Corp	93,752	4,676,350
Silgan Holdings, Inc.	53,550	2,776,032
Sonoco Products Co.	61,423	3,728,990
Westrock Co.	163,771	5,758,188

		83,185,329

Distributors — 0.1%
Genuine Parts Co.(b)	88,389	15,336,376
LKQ Corp.	160,132	8,552,650
Pool Corp.	24,322	7,353,270

		31,242,296

Diversified Consumer Services — 0.1%
ADT, Inc.(b)	133,480	1,210,663
Bright Horizons Family Solutions, Inc.(a)	36,928	2,330,157
Grand Canyon Education, Inc.(a)	18,942	2,001,412
H&R Block, Inc.(b)	99,175	3,620,879
Mister Car Wash, Inc.(a)(b)	52,555	485,083
Service Corp. International	95,680	6,615,315

		16,263,509

Security	Shares	Value

Diversified Financial Services — 1.7%
Apollo Global Management, Inc.(b)	307,881	$19,639,729
Berkshire Hathaway, Inc., Class B(a)	1,149,704	355,143,566
Equitable Holdings, Inc.(b)	236,735	6,794,294
Voya Financial, Inc.	62,689	3,854,747

		385,432,336

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	4,562,611	83,997,669
Frontier Communications Parent, Inc.(a)	154,336	3,932,481
Lumen Technologies, Inc.(b)	666,132	3,477,209
Verizon Communications, Inc.(b)	2,678,433	105,530,260

		196,937,619

Electric Utilities — 1.9%
Alliant Energy Corp.(b)	159,667	8,815,215
American Electric Power Co., Inc.	327,546	31,100,493
Avangrid, Inc.(b)	47,390	2,036,822
Constellation Energy Corp.	207,918	17,924,611
Duke Energy Corp.	490,636	50,530,602
Edison International	239,388	15,229,865
Entergy Corp.	129,250	14,540,625
Evergy, Inc.	139,819	8,798,810
Eversource Energy(b)	219,422	18,396,340
Exelon Corp.(b)	632,500	27,342,975
FirstEnergy Corp.	345,741	14,500,378
Hawaiian Electric Industries, Inc.(b)	68,358	2,860,782
IDACORP, Inc.(b)	33,008	3,559,913
NextEra Energy, Inc.	1,265,572	105,801,819
NRG Energy, Inc.	145,645	4,634,424
OGE Energy Corp.(b)	124,553	4,926,071
PG&E Corp.(a)(b)	1,048,269	17,044,854
Pinnacle West Capital Corp.	71,431	5,431,613
PPL Corp.	470,239	13,740,384
Southern Co.	692,906	49,480,417
Xcel Energy, Inc.	347,257	24,346,188

		441,043,201

Electrical Equipment — 0.7%
Acuity Brands, Inc.	20,333	3,367,348
AMETEK, Inc.	146,704	20,497,483
ChargePoint Holdings, Inc.(a)(b)	151,472	1,443,528
Eaton Corp. PLC	254,326	39,916,466
Emerson Electric Co.(b)	376,208	36,138,541
Generac Holdings, Inc.(a)(b)	40,355	4,062,134
Hubbell, Inc.(b)	33,646	7,896,043
nVent Electric PLC	103,937	3,998,456
Plug Power, Inc.(a)(b)	320,747	3,967,640
Regal Rexnord Corp.(b)	41,588	4,989,728
Rockwell Automation, Inc.(b)	72,596	18,698,552
Sensata Technologies Holding PLC	96,324	3,889,563
Sunrun, Inc.(a)(b)	127,920	3,072,639
Vertiv Holdings Co.	188,674	2,577,287

		154,515,408

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	372,900	28,392,606
Arrow Electronics, Inc.(a)	40,101	4,193,362
Avnet, Inc.(b)	57,336	2,384,031
CDW Corp.	86,079	15,371,988
Cognex Corp.	110,658	5,213,098
Coherent Corp.(a)(b)	76,051	2,669,390
Corning, Inc.	480,733	15,354,612
IPG Photonics Corp.(a)	21,582	2,043,168
Jabil, Inc.(b)	83,875	5,720,275

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc.(a)	114,111	$19,520,969
Littelfuse, Inc.	15,530	3,419,706
National Instruments Corp.	84,959	3,134,987
TD SYNNEX Corp.(b)	27,919	2,644,208
Teledyne Technologies, Inc.(a)	29,481	11,789,747
Trimble, Inc.(a)	155,668	7,870,574
Vontier Corp.	100,593	1,944,463
Zebra Technologies Corp., Class A(a)	32,896	8,434,863

		140,102,047

Energy Equipment & Services — 0.4%
Baker Hughes Co.	594,847	17,565,832
Halliburton Co.	572,063	22,510,679
NOV, Inc.(b)	247,532	5,170,943
Schlumberger Ltd.	900,012	48,114,642

		93,362,096

Entertainment — 1.3%
Activision Blizzard, Inc.	494,876	37,882,758
AMC Entertainment Holdings, Inc., Class A(a)(b)	317,303	1,291,423
Electronic Arts, Inc.	176,451	21,558,783
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	14,208	759,133
Liberty Media Corp.-Liberty Formula One, Class C(a)	127,734	7,635,939
Live Nation Entertainment, Inc.(a)	99,268	6,922,950
Madison Square Garden Sports Corp.(b)	12,427	2,278,242
Netflix, Inc.(a)	278,968	82,262,084
Playtika Holding Corp.(a)	56,255	478,730
ROBLOX Corp., Class A(a)(b)	284,820	8,105,977
Roku, Inc.(a)(b)	79,615	3,240,331
Spotify Technology SA(a)	87,785	6,930,626
Take-Two Interactive Software, Inc.(a)	103,994	10,828,895
Walt Disney Co.(a)	1,161,130	100,878,974
Warner Bros Discovery, Inc., Class A(a)	1,501,995	14,238,913
World Wrestling Entertainment, Inc., Class A(b)	27,763	1,902,321

		307,196,079

Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities, Inc.(b)	103,136	15,023,821
American Homes 4 Rent, Class A	196,426	5,920,280
American Tower Corp.	295,668	62,640,222
Americold Realty Trust, Inc.(b)	173,301	4,906,151
Apartment Income REIT Corp.	97,015	3,328,585
AvalonBay Communities, Inc.	88,927	14,363,489
Boston Properties, Inc.(b)	99,763	6,741,984
Brixmor Property Group, Inc.	188,583	4,275,177
Camden Property Trust	65,989	7,382,849
Cousins Properties, Inc.(b)	97,224	2,458,795
Crown Castle, Inc.	274,931	37,291,641
CubeSmart(b)	142,585	5,739,046
Digital Realty Trust, Inc.(b)	182,663	18,315,619
Douglas Emmett, Inc.(b)	103,140	1,617,235
EastGroup Properties, Inc.(b)	26,008	3,850,744
EPR Properties(b)	44,529	1,679,634
Equinix, Inc.	58,846	38,545,895
Equity LifeStyle Properties, Inc.(b)	113,764	7,349,154
Equity Residential	235,800	13,912,200
Essex Property Trust, Inc.	41,373	8,767,766
Extra Space Storage, Inc.	84,354	12,415,222
Federal Realty Investment Trust(b)	50,044	5,056,446
First Industrial Realty Trust, Inc.(b)	82,697	3,990,957
Gaming & Leisure Properties, Inc.	156,776	8,166,462

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	242,509	$4,673,148
Healthpeak Properties, Inc.	346,607	8,689,437
Highwoods Properties, Inc.(b)	69,806	1,953,172
Host Hotels & Resorts, Inc.(b)	450,918	7,237,234
Hudson Pacific Properties, Inc.	80,397	782,263
Invitation Homes, Inc.	388,508	11,515,377
Iron Mountain, Inc.(b)	184,686	9,206,597
JBG SMITH Properties(b)	71,975	1,366,086
Kilroy Realty Corp.	72,044	2,785,941
Kimco Realty Corp.	384,474	8,143,159
Lamar Advertising Co., Class A	54,664	5,160,282
Life Storage, Inc.	52,997	5,220,205
Medical Properties Trust, Inc.(b)	369,205	4,112,944
Mid-America Apartment Communities, Inc.(b)	73,441	11,529,503
National Retail Properties, Inc.	113,461	5,191,975
National Storage Affiliates Trust	56,789	2,051,219
Omega Healthcare Investors, Inc.(b)	148,074	4,138,668
Park Hotels & Resorts, Inc.	137,590	1,622,186
Prologis, Inc.	586,611	66,128,658
Public Storage	99,559	27,895,436
Rayonier, Inc.(b)	92,756	3,057,238
Realty Income Corp.	399,603	25,346,818
Regency Centers Corp.	107,296	6,706,000
Rexford Industrial Realty, Inc.(b)	114,836	6,274,639
SBA Communications Corp.	67,899	19,032,769
Simon Property Group, Inc.	207,699	24,400,479
SL Green Realty Corp.(b)	40,600	1,369,032
Spirit Realty Capital, Inc.	88,573	3,536,720
STORE Capital Corp.	159,568	5,115,750
Sun Communities, Inc.(b)	77,480	11,079,640
UDR, Inc.	206,845	8,011,107
Ventas, Inc.(b)	254,170	11,450,359
VICI Properties, Inc.(b)	612,455	19,843,542
Vornado Realty Trust(b)	108,810	2,264,336
Welltower, Inc.(b)	301,204	19,743,922
Weyerhaeuser Co.(b)	468,505	14,523,655
WP Carey, Inc.(b)	131,806	10,300,639

		675,199,509

Food & Staples Retailing — 1.5%
Albertsons Cos., Inc., Class A(b)	104,152	2,160,112
BJ’s Wholesale Club Holdings, Inc.(a)	86,409	5,716,819
Casey’s General Stores, Inc.	24,049	5,395,393
Costco Wholesale Corp.	282,144	128,798,736
Grocery Outlet Holding Corp.(a)(b)	55,202	1,611,346
Kroger Co.	417,509	18,612,551
Performance Food Group Co.(a)	98,740	5,765,429
Sysco Corp.	323,478	24,729,893
U.S. Foods Holding Corp.(a)	128,728	4,379,327
Walgreens Boots Alliance, Inc.(b)	456,832	17,067,244
Walmart, Inc.	905,801	128,433,524

		342,670,374

Food Products — 1.2%
Archer-Daniels-Midland Co.	348,111	32,322,106
Bunge Ltd.	86,521	8,632,200
Campbell Soup Co.(b)	123,398	7,002,837
Conagra Brands, Inc.	299,669	11,597,190
Darling Ingredients, Inc.(a)	100,221	6,272,832
Flowers Foods, Inc.(b)	118,910	3,417,473
Freshpet, Inc.(a)(b)	27,660	1,459,618
General Mills, Inc.(b)	379,522	31,822,920
Hershey Co.	92,935	21,520,958

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Hormel Foods Corp.	182,730	$8,323,352
Ingredion, Inc.(b)	42,761	4,187,585
J M Smucker Co.	65,621	10,398,304
Kellogg Co.(b)	162,315	11,563,321
Kraft Heinz Co.	445,019	18,116,723
Lamb Weston Holdings, Inc.	91,748	8,198,601
McCormick & Co., Inc.(b)	159,967	13,259,665
Mondelez International, Inc., Class A(b)	868,822	57,906,986
Pilgrim’s Pride Corp.(a)	28,135	667,644
Post Holdings, Inc.(a)	34,781	3,139,333
Seaboard Corp.	134	505,878
Tyson Foods, Inc., Class A	181,362	11,289,784

		271,605,310

Gas Utilities(b) — 0.1%
Atmos Energy Corp.	87,849	9,845,237
National Fuel Gas Co.	56,815	3,596,390
UGI Corp.	135,489	5,022,577

		18,464,204

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories(b)	1,092,746	119,972,583
Align Technology, Inc.(a)	49,307	10,398,846
Baxter International, Inc.	320,533	16,337,567
Becton Dickinson and Co.	180,931	46,010,753
Boston Scientific Corp.(a)(b)	909,221	42,069,656
Cooper Cos., Inc.	30,928	10,226,962
Dentsply Sirona, Inc.(b)	136,224	4,337,372
Dexcom, Inc.(a)	245,574	27,808,800
Edwards Lifesciences Corp.(a)	393,534	29,361,572
Enovis Corp.(a)	30,447	1,629,523
Envista Holdings Corp.(a)	105,055	3,537,202
Globus Medical, Inc., Class A(a)(b)	47,175	3,503,687
Hologic, Inc.(a)	156,599	11,715,171
ICU Medical, Inc.(a)(b)	12,997	2,046,768
IDEXX Laboratories, Inc.(a)	51,972	21,202,497
Insulet Corp.(a)(b)	43,824	12,901,347
Integra LifeSciences Holdings Corp.(a)(b)	47,284	2,651,214
Intuitive Surgical, Inc.(a)	224,487	59,567,626
Masimo Corp.(a)	30,260	4,476,967
Medtronic PLC	851,748	66,197,855
Novocure Ltd.(a)(b)	67,214	4,930,147
Penumbra, Inc.(a)(b)	22,299	4,960,636
QuidelOrtho Corp.(a)(b)	32,212	2,759,602
ResMed, Inc.	91,990	19,145,879
STERIS PLC(b)	63,531	11,733,540
Stryker Corp.(b)	223,882	54,736,910
Tandem Diabetes Care, Inc.(a)	40,218	1,807,799
Teleflex, Inc.(b)	29,867	7,455,699
Zimmer Biomet Holdings, Inc.	133,572	17,030,430

		620,514,610

Health Care Providers & Services — 3.4%
Acadia Healthcare Co., Inc.(a)	56,585	4,658,077
Agilon Health, Inc.(a)(b)	126,675	2,044,534
Amedisys, Inc.(a)	19,446	1,624,519
AmerisourceBergen Corp.	98,804	16,372,811
Cardinal Health, Inc.	168,857	12,980,038
Centene Corp.(a)	362,040	29,690,900
Chemed Corp.	9,411	4,803,657
Cigna Corp.	190,742	63,200,454
CVS Health Corp.	835,341	77,845,428
DaVita, Inc.(a)	34,781	2,597,097
Elevance Health, Inc.	153,612	78,798,348

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.(b)	62,261	$3,723,830
Enhabit, Inc.(a)	29,130	383,351
Guardant Health, Inc.(a)(b)	61,875	1,683,000
HCA Healthcare, Inc.(b)	137,475	32,988,501
Henry Schein, Inc.(a)	87,165	6,961,869
Humana, Inc.	80,548	41,255,880
Laboratory Corp. of America Holdings	55,720	13,120,946
McKesson Corp.	90,141	33,813,692
Molina Healthcare, Inc.(a)	36,464	12,041,142
Oak Street Health, Inc.(a)(b)	69,380	1,492,364
Premier, Inc., Class A(b)	73,783	2,580,929
Quest Diagnostics, Inc.(b)	72,850	11,396,654
Signify Health, Inc., Class A(a)	50,611	1,450,511
Tenet Healthcare Corp.(a)	67,394	3,288,153
UnitedHealth Group, Inc.	596,077	316,028,104
Universal Health Services, Inc., Class B(b)	40,255	5,671,527

		782,496,316

Health Care Technology(a) — 0.1%
Certara, Inc.(b)	72,883	1,171,230
Definitive Healthcare Corp.(b)	20,194	221,932
Doximity, Inc., Class A(b)	72,647	2,438,033
Teladoc Health, Inc.(b)	100,937	2,387,160
Veeva Systems, Inc., Class A	88,716	14,316,988

		20,535,343

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(a)	243,341	20,805,656
Aramark	145,858	6,029,770
Booking Holdings, Inc.(a)	24,667	49,710,912
Boyd Gaming Corp.	47,793	2,606,152
Caesars Entertainment, Inc.(a)	131,716	5,479,386
Carnival Corp.(a)(b)	620,997	5,005,236
Chipotle Mexican Grill, Inc.(a)	17,716	24,580,773
Choice Hotels International, Inc.(b)	20,196	2,274,877
Churchill Downs, Inc.	22,799	4,820,393
Darden Restaurants, Inc.	77,933	10,780,472
Domino’s Pizza, Inc.(b)	22,570	7,818,248
DraftKings, Inc., Class A(a)(b)	221,275	2,520,322
Expedia Group, Inc.(a)	97,247	8,518,837
Hilton Worldwide Holdings, Inc.	170,087	21,492,193
Hyatt Hotels Corp., Class A(a)	30,663	2,773,468
Las Vegas Sands Corp.(a)(b)	211,468	10,165,267
Marriott International, Inc., Class A	170,762	25,424,754
Marriott Vacations Worldwide Corp.(b)	23,210	3,123,834
McDonald’s Corp.	470,946	124,108,399
MGM Resorts International	205,942	6,905,235
Norwegian Cruise Line Holdings Ltd.(a)(b)	272,185	3,331,544
Penn Entertainment, Inc.(a)(b)	95,608	2,839,558
Planet Fitness, Inc., Class A(a)	54,225	4,272,930
Royal Caribbean Cruises Ltd.(a)(b)	140,567	6,948,227
Six Flags Entertainment Corp.(a)(b)	45,434	1,056,341
Starbucks Corp.	730,736	72,489,011
Travel & Leisure Co.	50,043	1,821,565
Vail Resorts, Inc.(b)	25,213	6,009,519
Wendy’s Co.	106,639	2,413,241
Wyndham Hotels & Resorts, Inc.(b)	55,385	3,949,504
Wynn Resorts Ltd.(a)	66,341	5,471,142
Yum! Brands, Inc.	178,351	22,843,196

		478,389,962

Household Durables — 0.4%
D.R. Horton, Inc.	200,959	17,913,485
Garmin Ltd.(b)	98,732	9,111,976

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Leggett & Platt, Inc.(b)	87,296	$2,813,550
Lennar Corp., B Shares	10,567	790,200
Lennar Corp., Class A	159,654	14,448,687
Mohawk Industries, Inc.(a)	33,673	3,442,054
Newell Brands, Inc.(b)	247,682	3,239,681
NVR, Inc.(a)	1,892	8,727,002
PulteGroup, Inc.	145,472	6,623,340
Tempur Sealy International, Inc.(b)	103,785	3,562,939
Toll Brothers, Inc.	65,510	3,270,259
TopBuild Corp.(a)	19,878	3,110,708
Whirlpool Corp.(b)	34,369	4,861,839

		81,915,720

Household Products — 1.4%
Church & Dwight Co., Inc.	154,587	12,461,258
Clorox Co.(b)	78,452	11,009,169
Colgate-Palmolive Co.	527,524	41,563,616
Kimberly-Clark Corp.	214,342	29,096,926
Procter & Gamble Co.	1,504,277	227,988,222
Reynolds Consumer Products, Inc.(b)	33,158	994,077
Spectrum Brands Holdings, Inc.(b)	24,767	1,508,806

		324,622,074

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	424,723	12,215,034
Brookfield Renewable Corp., Class A(b)	81,252	2,237,680
Vistra Corp.	254,660	5,908,112

		20,360,826

Industrial Conglomerates — 0.8%
3M Co.	352,675	42,292,786
General Electric Co.	697,841	58,472,097
Honeywell International, Inc.	429,473	92,036,064

		192,800,947

Insurance — 2.5%
Aflac, Inc.	392,872	28,263,212
Allstate Corp.(b)	167,955	22,774,698
American Financial Group, Inc.	42,828	5,879,428
American International Group, Inc.	473,428	29,939,587
Aon PLC, Class A	130,712	39,231,900
Arch Capital Group Ltd.(a)	225,482	14,155,760
Arthur J Gallagher & Co.	132,472	24,976,271
Assurant, Inc.	32,851	4,108,346
Assured Guaranty Ltd.	35,568	2,214,464
Axis Capital Holdings Ltd.(b)	48,597	2,632,499
Brighthouse Financial, Inc.(a)	43,389	2,224,554
Brown & Brown, Inc.(b)	151,107	8,608,566
Chubb Ltd.	264,827	58,420,836
Cincinnati Financial Corp.(b)	97,228	9,955,175
CNA Financial Corp.	18,457	780,362
Erie Indemnity Co., Class A(b)	15,802	3,930,273
Everest Re Group Ltd.	24,771	8,205,889
F&G Annuities & Life, Inc.(a)	10,871	217,529
Fidelity National Financial, Inc.	166,043	6,246,538
First American Financial Corp.(b)	62,339	3,262,823
Globe Life, Inc.(b)	57,827	6,971,045
Hanover Insurance Group, Inc.(b)	22,545	3,046,506
Hartford Financial Services Group, Inc.	202,001	15,317,736
Kemper Corp.	42,302	2,081,258
Lincoln National Corp.	108,242	3,325,194
Loews Corp.	124,804	7,279,817
Markel Corp.(a)	8,504	11,203,935
Marsh & McLennan Cos., Inc.	315,632	52,230,783

Security	Shares	Value

Insurance (continued)
MetLife, Inc.	420,873	$30,458,579
Old Republic International Corp.(b)	176,759	4,268,730
Primerica, Inc.(b)	22,855	3,241,296
Principal Financial Group, Inc.(b)	153,129	12,850,586
Progressive Corp.	372,014	48,253,936
Prudential Financial, Inc.(b)	234,475	23,320,883
Reinsurance Group of America, Inc.	42,531	6,043,230
RenaissanceRe Holdings Ltd.	27,449	5,056,929
Ryan Specialty Holdings, Inc.(a)(b)	54,410	2,258,559
Travelers Cos., Inc.	149,014	27,938,635
Unum Group(b)	128,322	5,265,052
W R Berkley Corp.	131,051	9,510,371
White Mountains Insurance Group Ltd.	1,716	2,426,990
Willis Towers Watson PLC	68,535	16,762,290

		575,141,050

Interactive Media & Services(a) — 3.7%
Alphabet, Inc., Class A	3,833,325	338,214,265
Alphabet, Inc., Class C	3,399,463	301,634,352
IAC, Inc.	47,168	2,094,259
Match Group, Inc.	176,631	7,328,420
Meta Platforms, Inc., Class A	1,432,643	172,404,258
Pinterest, Inc., Class A	370,935	9,006,302
TripAdvisor, Inc.	69,707	1,253,332
ZoomInfo Technologies, Inc., CLass A(b)	176,672	5,319,594

		837,254,782

Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc.(a)	5,664,153	475,788,852
DoorDash, Inc., Class A(a)(b)	161,216	7,870,565
eBay, Inc.	345,702	14,336,262
Etsy, Inc.(a)(b)	79,956	9,577,130
Wayfair, Inc., Class A(a)(b)	47,080	1,548,461

		509,121,270

IT Services — 4.6%
Accenture PLC, Class A(b)	403,790	107,747,324
Affirm Holdings, Inc.(a)(b)	136,020	1,315,313
Akamai Technologies, Inc.(a)	98,538	8,306,753
Amdocs Ltd.(b)	75,673	6,878,676
Automatic Data Processing, Inc.	266,083	63,556,585
Block, Inc.(a)(b)	341,394	21,453,199
Broadridge Financial Solutions, Inc.	74,281	9,963,311
Cloudflare, Inc., Class A(a)(b)	182,122	8,233,736
Cognizant Technology Solutions Corp., Class A	326,776	18,688,319
Concentrix Corp.(b)	27,024	3,598,516
DXC Technology Co.(a)(b)	145,410	3,853,365
EPAM Systems, Inc.(a)	34,491	11,304,080
Euronet Worldwide, Inc.(a)	31,047	2,930,216
Fidelity National Information Services, Inc.(b)	379,665	25,760,270
Fiserv, Inc.(a)(b)	375,120	37,913,378
FleetCor Technologies, Inc.(a)	45,416	8,342,011
Gartner, Inc.(a)	48,863	16,424,809
Genpact Ltd.	115,892	5,368,117
Global Payments, Inc.	170,792	16,963,061
Globant SA(a)	25,262	4,248,058
GoDaddy, Inc., Class A(a)	101,013	7,557,793
International Business Machines Corp.	573,488	80,798,724
Jack Henry & Associates, Inc.(b)	46,199	8,110,696
Kyndryl Holdings, Inc.(a)(b)	128,713	1,431,289
Mastercard, Inc., Class A	542,257	188,559,027
MongoDB, Inc.(a)	42,214	8,309,404
Okta, Inc.(a)	97,442	6,658,212
Paychex, Inc.	205,387	23,734,522

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.(a)	726,285	$51,726,018
Shift4 Payments, Inc., Class A(a)(b)	33,459	1,871,362
Snowflake, Inc., Class A(a)(b)	195,308	28,034,510
SS&C Technologies Holdings, Inc.	139,406	7,257,476
Thoughtworks Holding, Inc.(a)(b)	50,705	516,684
Toast, Inc., Class A(a)(b)	163,647	2,950,555
Twilio, Inc., Class A(a)	109,257	5,349,223
VeriSign, Inc.(a)	59,231	12,168,417
Visa, Inc., Class A(b)	1,049,132	217,967,664
Western Union Co.(b)	248,628	3,423,608
WEX, Inc.(a)	26,663	4,363,400
Wix.com Ltd.(a)	34,196	2,627,279

		1,046,264,960

Leisure Products — 0.1%
Brunswick Corp.(b)	46,500	3,351,720
Hasbro, Inc.(b)	82,283	5,020,086
Mattel, Inc.(a)	222,523	3,969,810
Peloton Interactive, Inc., Class A(a)(b)	184,450	1,464,533
Polaris, Inc.(b)	36,049	3,640,949
YETI Holdings, Inc.(a)(b)	55,061	2,274,570

		19,721,668

Life Sciences Tools & Services — 1.9%
10X Genomics, Inc., Class A(a)(b)	61,186	2,229,618
Agilent Technologies, Inc.(b)	188,352	28,186,877
Avantor, Inc.(a)	388,214	8,187,433
Azenta, Inc.(b)	45,209	2,632,068
Bio-Rad Laboratories, Inc., Class A(a)	13,534	5,690,912
Bio-Techne Corp.	99,037	8,208,186
Bruker Corp.	68,711	4,696,397
Charles River Laboratories International, Inc.(a)	31,831	6,935,975
Danaher Corp.	412,523	109,491,855
Illumina, Inc.(a)(b)	100,090	20,238,198
IQVIA Holdings, Inc.(a)	118,124	24,202,426
Maravai LifeSciences Holdings, Inc., Class A(a)(b)	64,873	928,332
Mettler-Toledo International, Inc.(a)	14,047	20,304,236
PerkinElmer, Inc.	80,297	11,259,245
QIAGEN NV(a)	143,072	7,135,001
Repligen Corp.(a)(b)	35,478	6,006,780
Sotera Health Co.(a)	62,387	519,684
Syneos Health, Inc.(a)	68,168	2,500,402
Thermo Fisher Scientific, Inc.	249,343	137,310,697
Waters Corp.(a)	37,724	12,923,488
West Pharmaceutical Services, Inc.	47,143	11,095,105

		430,682,915

Machinery — 1.9%
AGCO Corp.(b)	40,053	5,554,950
Allison Transmission Holdings, Inc.	60,337	2,510,019
Ardagh Group SA(a)	6,425	54,645
Caterpillar, Inc.	331,613	79,441,210
Crane Holdings Co.	29,782	2,991,602
Cummins, Inc.(b)	89,737	21,742,378
Deere & Co.	175,742	75,351,140
Donaldson Co., Inc.	77,148	4,541,703
Dover Corp.	89,763	12,154,808
Esab Corp.(b)	31,502	1,478,074
Flowserve Corp.(b)	83,545	2,563,161
Fortive Corp.	225,436	14,484,263
Gates Industrial Corp. PLC(a)	58,319	665,420
Graco, Inc.	105,553	7,099,495
IDEX Corp.(b)	48,361	11,042,267

Security	Shares	Value

Machinery (continued)
Illinois Tool Works, Inc.(b)	194,721	$42,897,036
Ingersoll Rand, Inc.(b)	258,616	13,512,686
ITT, Inc.(b)	52,775	4,280,052
Lincoln Electric Holdings, Inc.(b)	35,310	5,101,942
Middleby Corp.(a)	33,729	4,516,313
Nordson Corp.	36,621	8,705,544
Oshkosh Corp.(b)	41,868	3,692,339
Otis Worldwide Corp.	265,458	20,788,016
PACCAR, Inc.	217,233	21,499,550
Parker-Hannifin Corp.	81,489	23,713,299
Pentair PLC	104,550	4,702,659
Snap-on, Inc.(b)	33,071	7,556,393
Stanley Black & Decker, Inc.(b)	94,922	7,130,541
Timken Co.	39,631	2,800,723
Toro Co.(b)	66,422	7,518,970
Westinghouse Air Brake Technologies Corp.	115,240	11,502,104
Xylem, Inc.(b)	114,033	12,608,629

		444,201,931

Marine — 0.0%
Kirby Corp.(a)	36,738	2,364,090

Media — 0.9%
Altice USA, Inc., Class A(a)(b)	121,027	556,724
Cable One, Inc.	3,536	2,517,137
Charter Communications, Inc., Class A(a)(b)	68,895	23,362,294
Comcast Corp., Class A(b)	2,733,776	95,600,147
DISH Network Corp., Class A(a)	158,444	2,224,554
Fox Corp., Class A(b)	189,529	5,755,996
Fox Corp., Class B	91,794	2,611,539
Interpublic Group of Cos., Inc.(b)	244,784	8,153,755
Liberty Broadband Corp., Class A(a)	10,629	806,210
Liberty Broadband Corp., Class C(a)(b)	77,302	5,895,824
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	44,699	1,757,118
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	97,641	3,820,692
New York Times Co., Class A	100,124	3,250,025
News Corp., Class A	242,198	4,408,004
News Corp., Class B(b)	71,927	1,326,334
Nexstar Media Group, Inc., Class A(b)	22,577	3,951,652
Omnicom Group, Inc.(b)	129,713	10,580,689
Paramount Global, Class A(b)	7,797	152,899
Paramount Global, Class B(b)	360,272	6,081,391
Sirius XM Holdings, Inc.(b)	461,307	2,694,033
Trade Desk, Inc., Class A(a)	279,387	12,524,919

		198,031,936

Metals & Mining — 0.5%
Alcoa Corp.	110,209	5,011,203
Cleveland-Cliffs, Inc.(a)	323,920	5,218,351
Freeport-McMoRan, Inc.(b)	908,101	34,507,838
MP Materials Corp.(a)(b)	54,038	1,312,043
Newmont Corp.	506,080	23,886,976
Nucor Corp.(b)	162,906	21,472,640
Reliance Steel & Aluminum Co.	36,832	7,456,270
Royal Gold, Inc.(b)	41,115	4,634,483
Southern Copper Corp.(b)	53,998	3,260,939
SSR Mining, Inc.(b)	126,267	1,978,604
Steel Dynamics, Inc.(b)	107,010	10,454,877
U.S. Steel Corp.	151,259	3,789,038

		122,983,262

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
AGNC Investment Corp.	356,706	3,691,907

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Annaly Capital Management, Inc.	292,246	$6,160,546
Rithm Capital Corp.	288,433	2,356,498
Starwood Property Trust, Inc.	182,547	3,346,086

		15,555,037

Multiline Retail — 0.5%
Dollar General Corp.	143,591	35,359,284
Dollar Tree, Inc.(a)	135,284	19,134,569
Kohl’s Corp.(b)	76,214	1,924,403
Macy’s, Inc.	169,507	3,500,319
Nordstrom, Inc.(b)	70,287	1,134,432
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	39,632	1,856,363
Target Corp.	295,114	43,983,791

		106,893,161

Multi-Utilities — 0.8%
Ameren Corp.(b)	163,868	14,571,142
CenterPoint Energy, Inc.(b)	401,159	12,030,758
CMS Energy Corp.(b)	184,532	11,686,412
Consolidated Edison, Inc.(b)	225,968	21,537,010
Dominion Energy, Inc.(b)	530,275	32,516,463
DTE Energy Co.(b)	122,977	14,453,487
NiSource, Inc.	258,482	7,087,576
Public Service Enterprise Group, Inc.	317,048	19,425,531
Sempra Energy(b)	200,409	30,971,207
WEC Energy Group, Inc.(b)	200,939	18,840,041

		183,119,627

Oil, Gas & Consumable Fuels — 4.7%
Antero Midstream Corp.(b)	216,141	2,332,161
Antero Resources Corp.(a)	176,532	5,470,727
APA Corp.(b)	202,349	9,445,651
Cheniere Energy, Inc.	158,482	23,765,961
Chesapeake Energy Corp.(b)	77,920	7,353,310
Chevron Corp.(b)	1,232,490	221,219,630
ConocoPhillips	794,305	93,727,990
Coterra Energy, Inc.(b)	499,627	12,275,835
Devon Energy Corp.(b)	414,145	25,474,059
Diamondback Energy, Inc.	111,794	15,291,183
DT Midstream, Inc.(a)(b)	60,911	3,365,942
Enviva, Inc.(b)	18,229	965,590
EOG Resources, Inc.(b)	372,645	48,264,980
EQT Corp.	234,592	7,936,247
Exxon Mobil Corp.	2,626,166	289,666,110
Hess Corp.(b)	179,290	25,426,908
HF Sinclair Corp.(b)	89,427	4,640,367
Kinder Morgan, Inc.(b)	1,265,424	22,878,866
Marathon Oil Corp.(b)	418,315	11,323,787
Marathon Petroleum Corp.	298,106	34,696,557
New Fortress Energy, Inc.(b)	35,069	1,487,627
Occidental Petroleum Corp.(b)	508,388	32,023,360
ONEOK, Inc.(b)	283,021	18,594,480
Ovintiv, Inc.(b)	159,373	8,081,805
PDC Energy, Inc.(b)	60,166	3,819,338
Phillips 66	301,208	31,349,729
Pioneer Natural Resources Co.(b)	151,399	34,578,018
Range Resources Corp.	156,573	3,917,456
Southwestern Energy Co.(a)	691,821	4,047,153
Targa Resources Corp.	143,835	10,571,873
Texas Pacific Land Corp.(b)	3,599	8,436,884

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.(b)	242,562	$30,771,415
Williams Cos., Inc.(b)	775,572	25,516,319

		1,078,717,318

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.(b)	44,600	2,640,320

Personal Products — 0.2%
Coty, Inc., Class A(a)	211,410	1,809,670
Estee Lauder Cos., Inc., Class A	146,211	36,276,411
Olaplex Holdings, Inc.(a)(b)	74,023	385,660

		38,471,741

Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	1,357,184	97,649,389
Catalent, Inc.(a)(b)	111,890	5,036,169
Elanco Animal Health, Inc.(a)(b)	284,720	3,479,278
Eli Lilly & Co.	536,961	196,441,812
Jazz Pharmaceuticals PLC(a)	39,395	6,276,017
Johnson & Johnson	1,677,147	296,268,018
Merck & Co., Inc.	1,612,095	178,861,940
Organon & Co.	161,974	4,523,934
Perrigo Co. PLC	83,283	2,839,118
Pfizer, Inc.	3,601,797	184,556,078
Royalty Pharma PLC, Class A	236,767	9,357,032
Viatris, Inc.	780,403	8,685,885
Zoetis, Inc.	300,032	43,969,690

		1,037,944,360

Professional Services — 0.5%
Booz Allen Hamilton Holding Corp., Class A	83,948	8,774,245
CACI International, Inc., Class A(a)	14,644	4,401,840
Clarivate PLC(a)(b)	286,826	2,392,129
CoStar Group, Inc.(a)	256,794	19,845,040
Dun & Bradstreet Holdings, Inc.	149,741	1,835,825
Equifax, Inc.	77,382	15,039,966
FTI Consulting, Inc.(a)(b)	21,648	3,437,702
Jacobs Solutions, Inc.	81,696	9,809,239
KBR, Inc.(b)	87,326	4,610,813
Leidos Holdings, Inc.	85,455	8,989,011
ManpowerGroup, Inc.	31,630	2,631,932
Robert Half International, Inc.(b)	67,679	4,996,741
Science Applications International Corp.(b)	35,280	3,913,610
TransUnion(b)	120,257	6,824,585
Verisk Analytics, Inc.(b)	98,896	17,447,232

		114,949,910

Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A	200,580	15,436,637
Howard Hughes Corp.(b)	22,290	1,703,402
Jones Lang LaSalle, Inc.	29,751	4,741,417
Opendoor Technologies, Inc.(b)	279,919	324,706
WeWork, Inc., Class A(b)	77,407	110,692
Zillow Group, Inc., Class A(b)	33,710	1,052,089
Zillow Group, Inc., Class C(b)	98,592	3,175,648

		26,544,591

Road & Rail — 1.1%
Avis Budget Group, Inc.(a)(b)	18,720	3,068,770
CSX Corp.	1,338,329	41,461,432
Hertz Global Holdings, Inc.(a)(b)	123,337	1,898,156
JB Hunt Transport Services, Inc.(b)	52,602	9,171,685
Knight-Swift Transportation Holdings, Inc.	99,299	5,204,261
Landstar System, Inc.(b)	23,133	3,768,366

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Lyft, Inc., Class A(a)(b)	208,860	$2,301,637
Norfolk Southern Corp.	147,187	36,269,821
Old Dominion Freight Line, Inc.(b)	63,239	17,945,963
RXO, Inc.(a)	61,561	1,058,849
Ryder System, Inc.(b)	31,534	2,635,296
Schneider National, Inc., Class B	30,004	702,094
Uber Technologies, Inc.(a)	1,222,786	30,239,498
U-Haul Holding Co.	52,729	2,899,040
U-Haul Holding Co.(b)	5,406	325,387
Union Pacific Corp.	391,640	81,096,895
XPO Logistics, Inc.(a)(b)	68,185	2,269,879

		242,317,029

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.(a)	1,029,287	66,666,919
Allegro MicroSystems, Inc.(a)(b)	41,568	1,247,871
Analog Devices, Inc.(b)	326,934	53,626,984
Applied Materials, Inc.	547,201	53,286,433
Broadcom, Inc.(b)	251,694	140,729,666
Cirrus Logic, Inc.(a)	34,221	2,548,780
Enphase Energy, Inc.(a)	83,329	22,078,852
Entegris, Inc.	93,369	6,124,073
First Solar, Inc.(a)	67,622	10,129,099
Global Foundries, Inc.(a)(b)	40,822	2,199,898
Intel Corp.	2,607,802	68,924,207
KLA Corp.	90,342	34,061,644
Lam Research Corp.	87,181	36,642,174
Lattice Semiconductor Corp.(a)(b)	85,167	5,525,635
Marvell Technology, Inc.(b)	540,377	20,015,564
Microchip Technology, Inc.(b)	338,920	23,809,130
Micron Technology, Inc.	691,876	34,579,963
MKS Instruments, Inc.(b)	36,836	3,121,114
Monolithic Power Systems, Inc.(b)	28,887	10,214,732
NVIDIA Corp.	1,534,691	224,279,743
ON Semiconductor Corp.(a)	276,230	17,228,465
Qorvo, Inc.(a)	64,690	5,863,502
Qualcomm, Inc.	714,059	78,503,646
Skyworks Solutions, Inc.	103,083	9,393,954
Teradyne, Inc.(b)	99,697	8,708,533
Texas Instruments, Inc.	578,290	95,545,074
Universal Display Corp.	26,964	2,913,191
Wolfspeed, Inc.(a)(b)	76,992	5,315,528

		1,043,284,374

Software — 8.6%
Adobe, Inc.(a)	295,889	99,575,525
Alteryx, Inc., Class A(a)	39,880	2,020,720
ANSYS, Inc.(a)	55,375	13,378,046
AppLovin Corp., Class A(a)(b)	133,906	1,410,030
Aspen Technology, Inc.(a)(b)	17,433	3,580,738
Atlassian Corp., Class A(a)(b)	91,696	11,799,441
Autodesk, Inc.(a)	138,610	25,902,051
Bentley Systems, Inc., Class B(b)	106,691	3,943,299
Bill.com Holdings, Inc.(a)(b)	62,947	6,858,705
Black Knight, Inc.(a)	99,891	6,168,269
Cadence Design Systems, Inc.(a)	173,709	27,904,614
CCC Intelligent Solutions Holdings, Inc.(a)(b)	100,713	876,203
Ceridian HCM Holding, Inc.(a)	87,796	5,632,113
Confluent, Inc., Class A(a)(b)	73,974	1,645,182
Coupa Software, Inc.(a)	48,433	3,834,441
Crowdstrike Holdings, Inc., Class A(a)	133,884	14,096,646
Datadog, Inc., Class A(a)	169,027	12,423,485
DocuSign, Inc.(a)	127,587	7,070,872

Security	Shares	Value

Software (continued)
Dolby Laboratories, Inc., Class A(b)	38,321	$2,703,163
DoubleVerify Holdings, Inc.(a)(b)	47,293	1,038,554
Dropbox, Inc., Class A(a)	173,645	3,886,175
Dynatrace, Inc.(a)	126,099	4,829,592
Elastic NV(a)	51,528	2,653,692
Fair Isaac Corp.(a)	15,211	9,105,000
Five9, Inc.(a)	45,088	3,059,672
Fortinet, Inc.(a)	410,865	20,087,190
Gen Digital, Inc.	352,478	7,553,604
Guidewire Software, Inc.(a)	52,727	3,298,601
HubSpot, Inc.(a)	29,164	8,432,187
Informatica, Inc., Class A(a)(b)	18,554	302,245
Intuit, Inc.	175,611	68,351,313
Jamf Holding Corp.(a)(b)	42,816	911,981
Manhattan Associates, Inc.(a)	39,143	4,751,960
Microsoft Corp.	4,768,338	1,143,542,819
nCino, Inc.(a)(b)	42,161	1,114,737
NCR Corp.(a)(b)	79,246	1,855,149
New Relic, Inc.(a)	34,542	1,949,896
Nutanix, Inc., Class A(a)	143,587	3,740,441
Oracle Corp.(b)	974,100	79,622,934
Palantir Technologies, Inc., Class A(a)	1,171,148	7,518,770
Palo Alto Networks, Inc.(a)(b)	187,269	26,131,516
Paycom Software, Inc.(a)(b)	32,651	10,131,932
Paycor HCM, Inc.(a)(b)	32,514	795,618
Paylocity Holding Corp.(a)	25,666	4,985,877
Pegasystems, Inc.(b)	24,451	837,202
Procore Technologies, Inc.(a)	46,447	2,191,370
PTC, Inc.(a)	67,046	8,048,202
RingCentral, Inc., Class A(a)(b)	55,109	1,950,859
Roper Technologies, Inc.	67,251	29,058,485
Salesforce, Inc.(a)	613,298	81,317,182
SentinelOne, Inc., Class A(a)	128,760	1,878,608
ServiceNow, Inc.(a)	127,593	49,540,534
Smartsheet, Inc., Class A(a)	81,207	3,196,308
Splunk, Inc.(a)	104,431	8,990,465
Synopsys, Inc.(a)	97,081	30,996,993
Teradata Corp.(a)	62,987	2,120,142
Tyler Technologies, Inc.(a)	26,195	8,445,530
UiPath, Inc., Class A(a)(b)	240,799	3,060,555
Unity Software, Inc.(a)(b)	161,397	4,614,340
VMware, Inc., Class A(a)(b)	134,625	16,526,565
Workday, Inc., Class A(a)	127,182	21,281,364
Zoom Video Communications, Inc., Class A(a)	160,784	10,891,508
Zscaler, Inc.(a)(b)	52,901	5,919,622

		1,961,340,832

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	38,621	5,678,446
AutoNation, Inc.(a)	24,067	2,582,389
AutoZone, Inc.(a)	12,095	29,828,447
Bath & Body Works, Inc.(b)	143,207	6,034,743
Best Buy Co., Inc.(b)	128,457	10,303,536
Burlington Stores, Inc.(a)(b)	41,959	8,507,607
CarMax, Inc.(a)(b)	99,758	6,074,265
Carvana Co.(a)(b)	62,123	294,463
Dick’s Sporting Goods, Inc.(b)	32,841	3,950,444
Five Below, Inc.(a)(b)	34,256	6,058,859
Floor & Decor Holdings, Inc., Class A(a)(b)	65,099	4,532,843
GameStop Corp., Class A(a)(b)	176,004	3,249,034
Gap, Inc.(b)	121,344	1,368,760
Home Depot, Inc.(b)	658,459	207,980,860
Leslie’s, Inc.(a)(b)	94,145	1,149,510

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Lithia Motors, Inc.(b)	16,956	$3,471,571
Lowe’s Cos., Inc.	395,736	78,846,441
O’Reilly Automotive, Inc.(a)	39,483	33,324,837
Penske Automotive Group, Inc.(b)	16,349	1,878,991
Petco Health & Wellness Co., Inc.(a)(b)	47,926	454,338
RH(a)(b)	11,973	3,199,066
Ross Stores, Inc.	217,080	25,196,476
TJX Cos., Inc.	739,619	58,873,672
Tractor Supply Co.	70,303	15,816,066
Ulta Beauty, Inc.(a)	32,173	15,091,389
Victoria’s Secret & Co.(a)(b)	49,253	1,762,272
Williams-Sonoma, Inc.(b)	41,644	4,785,728

		540,295,053

Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.	9,577,734	1,244,434,979
Dell Technologies, Inc., Class C	160,562	6,457,804
Hewlett Packard Enterprise Co.	818,344	13,060,770
HP, Inc.(b)	642,876	17,274,078
NetApp, Inc.	136,887	8,221,433
Pure Storage, Inc., Class A(a)(b)	176,301	4,717,815
Western Digital Corp.(a)(b)	204,141	6,440,648

		1,300,607,527

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	84,673	4,853,456
Carter’s, Inc.(b)	23,015	1,717,149
Columbia Sportswear Co.(b)	23,947	2,097,278
Deckers Outdoor Corp.(a)	16,529	6,597,716
Hanesbrands, Inc.(b)	203,491	1,294,203
Lululemon Athletica, Inc.(a)	71,114	22,783,503
NIKE, Inc., Class B	780,840	91,366,088
PVH Corp.	42,093	2,971,345
Ralph Lauren Corp.(b)	27,235	2,877,923
Skechers USA, Inc., Class A(a)	86,103	3,612,021
Tapestry, Inc.(b)	158,730	6,044,438
Under Armour, Inc., Class A(a)	126,836	1,288,654
Under Armour, Inc., Class C(a)(b)	128,526	1,146,452
VF Corp.(b)	222,539	6,144,302

		154,794,528

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	181,135	2,354,755
New York Community Bancorp, Inc.	412,697	3,549,194
Rocket Cos., Inc., Class A(b)	81,478	570,346
TFS Financial Corp.(b)	35,153	506,555
UWM Holdings Corp.(b)	64,344	212,979

		7,193,829

Tobacco — 0.7%
Altria Group, Inc.(b)	1,142,456	52,221,664
Philip Morris International, Inc.	987,484	99,943,255

		152,164,919

Trading Companies & Distributors — 0.3%
Air Lease Corp.	63,100	2,424,302

Security	Shares	Value

Trading Companies & Distributors (continued)
Core & Main, Inc., Class A(a)(b)	47,150	$910,467
Fastenal Co.	366,503	17,342,922
MSC Industrial Direct Co., Inc., Class A	30,370	2,481,229
SiteOne Landscape Supply, Inc.(a)(b)	28,341	3,324,966
United Rentals, Inc.(a)	44,459	15,801,618
Univar Solutions, Inc.(a)	100,479	3,195,232
W.W.Grainger, Inc.	28,732	15,982,175
Watsco, Inc.(b)	20,799	5,187,271
WESCO International, Inc.(a)(b)	28,552	3,574,710

		70,224,892

Water Utilities — 0.1%
American Water Works Co., Inc.	115,841	17,656,485
Essential Utilities, Inc.	145,772	6,957,698

		24,614,183

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)(b)	379,638	53,149,320

Total Common Stocks — 98.8% (Cost: $15,752,132,418)		22,597,047,148

Investment Companies

Equity Real Estate Investment Trusts (REITs) — 1.0%
iShares Russell 1000 ETF(b)(c)(d)	1,118,686	235,505,777

Total Investment Companies — 1.0% (Cost: $233,714,944)		235,505,777

Total Long-Term Investments — 99.8% (Cost: $15,985,847,362)		22,832,552,925

Short-Term Securities

Money Market Funds — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)(e)	1,930,563,164	1,931,142,333
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)(d)	174,719,313	174,719,313

Total Short-Term Securities — 9.2% (Cost: $2,105,047,194)		2,105,861,646

Total Investments — 109.0% (Cost: $18,090,894,556)		24,938,414,571

Liabilities in Excess of Other Assets — (9.0)%		(2,066,735,104)

Net Assets — 100.0%		$22,871,679,467

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,584,757,900	$346,516,465	(a)	$—		$(745,651)	$613,619	$1,931,142,333	1,930,563,164	$5,298,860	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	227,588,973	—		(52,869,660	)(a)	—	—	174,719,313	174,719,313	2,615,159		—
BlackRock, Inc.	70,074,216	15,421,009		(2,313,324)		(554,292)	(14,867,700)	67,759,909	95,621	1,700,812		—
iShares Russell 1000 ETF	229,918,183	3,206,019,165		(3,150,132,529)		(19,552,089)	(30,746,953)	235,505,777	1,118,686	2,589,554		—

						$(20,852,032)	$(45,001,034)	$2,409,127,332		$12,204,385		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 400 E-Mini Index	52	03/17/23	$12,702	$(276,009)
S&P 500 E-Mini Index	772	03/17/23	149,035	(4,555,039)

				$(4,831,048)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,831,048	$—	$—	$—	$4,831,048

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(21,177,520)	$—	$—	$—	$(21,177,520)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,408,935)	$—	$—	$—	$(7,408,935)

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$167,286,864

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$428,482,934	$—	$—	$428,482,934
Air Freight & Logistics	128,054,160	—	—	128,054,160
Airlines	45,371,060	—	—	45,371,060
Auto Components	31,493,393	—	—	31,493,393
Automobiles	277,070,955	—	—	277,070,955
Banks	854,794,859	—	—	854,794,859
Beverages	400,112,782	—	—	400,112,782
Biotechnology	605,769,511	—	—	605,769,511
Building Products	131,491,901	—	—	131,491,901
Capital Markets	746,833,366	—	—	746,833,366
Chemicals	422,514,069	—	—	422,514,069
Commercial Services & Supplies	124,045,912	—	—	124,045,912
Communications Equipment	192,163,548	—	—	192,163,548
Construction & Engineering	37,479,542	—	—	37,479,542
Construction Materials	31,182,211	—	—	31,182,211
Consumer Finance	120,741,415	—	—	120,741,415
Containers & Packaging	83,185,329	—	—	83,185,329
Distributors	31,242,296	—	—	31,242,296
Diversified Consumer Services	16,263,509	—	—	16,263,509
Diversified Financial Services	385,432,336	—	—	385,432,336
Diversified Telecommunication Services	196,937,619	—	—	196,937,619
Electric Utilities	441,043,201	—	—	441,043,201
Electrical Equipment	154,515,408	—	—	154,515,408
Electronic Equipment, Instruments & Components	140,102,047	—	—	140,102,047
Energy Equipment & Services	93,362,096	—	—	93,362,096
Entertainment	307,196,079	—	—	307,196,079
Equity Real Estate Investment Trusts (REITs)	675,199,509	—	—	675,199,509
Food & Staples Retailing	342,670,374	—	—	342,670,374
Food Products	271,605,310	—	—	271,605,310
Gas Utilities	18,464,204	—	—	18,464,204
Health Care Equipment & Supplies	620,514,610	—	—	620,514,610
Health Care Providers & Services	782,496,316	—	—	782,496,316
Health Care Technology	20,535,343	—	—	20,535,343
Hotels, Restaurants & Leisure	478,389,962	—	—	478,389,962
Household Durables	81,915,720	—	—	81,915,720
Household Products	324,622,074	—	—	324,622,074
Independent Power and Renewable Electricity Producers	20,360,826	—	—	20,360,826
Industrial Conglomerates	192,800,947	—	—	192,800,947
Insurance	575,141,050	—	—	575,141,050
Interactive Media & Services	837,254,782	—	—	837,254,782
Internet & Direct Marketing Retail	509,121,270	—	—	509,121,270
IT Services	1,046,264,960	—	—	1,046,264,960
Leisure Products	19,721,668	—	—	19,721,668
Life Sciences Tools & Services	430,682,915	—	—	430,682,915
Machinery	444,147,286	54,645	—	444,201,931
Marine	2,364,090	—	—	2,364,090

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	Large Cap Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Media	$198,031,936	$—	$—	$198,031,936
Metals & Mining	122,983,262	—	—	122,983,262
Mortgage Real Estate Investment Trusts (REITs)	15,555,037	—	—	15,555,037
Multiline Retail	106,893,161	—	—	106,893,161
Multi-Utilities	183,119,627	—	—	183,119,627
Oil, Gas & Consumable Fuels	1,078,717,318	—	—	1,078,717,318
Paper & Forest Products	2,640,320	—	—	2,640,320
Personal Products	38,471,741	—	—	38,471,741
Pharmaceuticals	1,037,944,360	—	—	1,037,944,360
Professional Services	114,949,910	—	—	114,949,910
Real Estate Management & Development	26,544,591	—	—	26,544,591
Road & Rail	242,317,029	—	—	242,317,029
Semiconductors & Semiconductor Equipment	1,043,284,374	—	—	1,043,284,374
Software	1,961,340,832	—	—	1,961,340,832
Specialty Retail	540,295,053	—	—	540,295,053
Technology Hardware, Storage & Peripherals	1,300,607,527	—	—	1,300,607,527
Textiles, Apparel & Luxury Goods	154,794,528	—	—	154,794,528
Thrifts & Mortgage Finance	7,193,829	—	—	7,193,829
Tobacco	152,164,919	—	—	152,164,919
Trading Companies & Distributors	70,224,892	—	—	70,224,892
Water Utilities	24,614,183	—	—	24,614,183
Wireless Telecommunication Services	53,149,320	—	—	53,149,320
Investment Companies	235,505,777	—	—	235,505,777
Short-Term Securities
Money Market Funds	2,105,861,646	—	—	2,105,861,646

	$24,938,359,926	$54,645	$—	$24,938,414,571

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(4,831,048)	$—	$—	$(4,831,048)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

Large Cap Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$22,529,287,239
Investments, at value — affiliated(c)	2,409,127,332
Cash pledged for futures contracts	9,792,100
Receivables:
Securities lending income — affiliated	465,167
Contributions from investors	254,489,468
Dividends — unaffiliated	20,029,169
Dividends — affiliated	542,062
Variation margin on futures contracts	2,440,643
Prepaid expenses	59,041

Total assets	25,226,232,221

LIABILITIES
Bank overdraft	2,766,618
Collateral on securities loaned	1,933,001,707
Payables:
Investments purchased	418,005,103
Accounting services fees	64,850
Investment advisory fees	570,312
Trustees’ and Officer’s fees	61,727
Other accrued expenses	7,587
Professional fees	74,850

Total liabilities	2,354,552,754

NET ASSETS	$22,871,679,467

NET ASSETS CONSIST OF
Investors’ capital	$16,028,990,500
Net unrealized appreciation (depreciation)	6,842,688,967

NET ASSETS	$22,871,679,467

(a) Investments, at cost — unaffiliated	$15,707,912,165
(b) Securities loaned, at value	$1,883,309,948
(c) Investments, at cost — affiliated	$2,382,982,391

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2022

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$354,184,271
Dividends — affiliated	6,907,483
Interest — unaffiliated	96,759
Securities lending income — affiliated — net	5,296,902
Foreign taxes withheld	(64,734)

Total investment income	366,420,681

EXPENSES
Investment advisory	6,873,547
Custodian	344,174
Trustees and Officer	244,551
Professional	92,877
Printing and postage	7,281
Miscellaneous	177,176

Total expenses	7,739,606
Less:
Fees waived and/or reimbursed by the Manager	(179,798)

Total expenses after fees waived and/or reimbursed	7,559,808

Net investment income	358,860,873

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(264,656,105)
Investments — affiliated	(20,852,032)
Futures contracts	(21,177,520)

(306,685,657)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,884,531,040)
Investments — affiliated	(45,001,034)
Futures contracts	(7,408,935)

(4,936,941,009)

Net realized and unrealized loss	(5,243,626,666)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,884,765,793)

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$358,860,873	$293,981,025
Net realized gain (loss)	(306,685,657)	164,213,243
Net change in unrealized appreciation (depreciation)	(4,936,941,009)	4,701,713,975

Net increase (decrease) in net assets resulting from operations	(4,884,765,793)	5,159,908,243

CAPITAL TRANSACTIONS
Proceeds from contributions	5,876,789,557	3,037,786,941
Value of withdrawals	(2,485,769,249)	(3,164,855,949)

Net increase (decrease) in net assets derived from capital transactions	3,391,020,308	(127,069,008)

NET ASSETS
Total increase (decrease) in net assets	(1,493,745,485)	5,032,839,235
Beginning of year	24,365,424,952	19,332,585,717

End of year	$22,871,679,467	$24,365,424,952

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	Large Cap Index Master Portfolio
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(19.09)%	26.42%	20.89%	31.33%	(4.81)%

Ratios to Average Net Assets(a)
Total expenses	0.03%	0.03%	0.04%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.57%	1.32%	1.76%	1.92%	1.97%

Supplemental Data
Net assets, end of year (000)	$22,871,679	$24,365,425	$19,332,586	$15,141,734	$10,279,955

Portfolio turnover rate	22%	17%	14%	10%	12%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Bank PLC	$320,152,546	$(320,152,546)	$—		$—
Barclays Capital, Inc.	50,051,965	(50,051,965)	—		—
BMO Capital Markets Corp.	483,259	(483,259)	—		—
BNP Paribas SA	209,577,061	(209,577,061)	—		—
BofA Securities, Inc.	295,600,854	(295,600,854)	—		—
Citadel Clearing LLC	23,482,324	(23,482,324)	—		—
Credit Suisse Securities (USA) LLC	68,686	(68,686)	—		—
Goldman Sachs & Co. LLC	155,301,593	(155,301,593)	—		—
HSBC Bank PLC	37,863,833	(37,863,833)	—		—
ING Financial Markets LLC	706	(706)	—		—
J.P. Morgan Securities LLC	196,993,559	(196,993,559)	—		—
Jefferies LLC	7,269,724	(7,269,724)	—		—
Mizuho Securities USA LLC	8,841,840	(8,841,840)	—		—
Morgan Stanley	172,981,505	(172,981,505)	—		—
Natixis SA	4,215,087	(4,215,087)	—		—
Nomura Securities International, Inc.	302,779	(302,779)	—		—
RBC Capital Markets LLC	100,474,458	(100,474,458)	—		—
Scotia Capital (USA), Inc.	56,117,098	(56,117,098)	—		—
SG Americas Securities LLC	86,267,779	(86,267,779)	—		—
State Street Bank & Trust Co.	4,913,403	(4,913,403)	—		—
Toronto-Dominion Bank	37,668,405	(37,668,405)	—		—
UBS AG	52,726,960	(52,726,960)	—		—
UBS Securities LLC	47,634,981	(47,634,981)	—		—
Virtu Americas LLC	797,844	(797,844)	—		—
Wells Fargo Bank N.A	7,615,927	(7,615,927)	—		—
Wells Fargo Securities LLC	5,905,772	(5,905,772)	—		—

	$1,883,309,948	$(1,883,309,948)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $117,999.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $61,799 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $1,965,410 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

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Notes to Financial Statements (continued)

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Large Cap Index Master Portfolio	$851,997,251	$246,959,024	$(86,346,317)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $8,725,515,234 and $4,936,718,009, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Index Master Portfolio	$18,771,525,269	$7,704,241,689	$(1,537,352,387)	$6,166,889,302

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 1000 Large-Cap Index Fund and Large Cap Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/22-AR

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•  iShares S&P 500 Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (18.18)%, Service Shares returned (18.28)%, Investor A Shares returned (18.39)%, Class G Shares returned (18.12)%, Class K Shares returned (18.13)%, and Investor P Shares returned (18.40)%. The benchmark S&P 500® Index returned (18.11)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers challenges. Investors were concerned that the Fed may dampen growth in an effort to get inflation under control.

Commodity prices spiked in the first quarter of 2022 and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six-remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

Concerns about high inflation, growth outlook and recession fears increased in the United States during the second quarter. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increased expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, their messaging evolved over the second quarter 2022. Initially, Chairman Jerome Powell adopted a more hawkish tone stating that they would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

The U.S. equity market rallied in July 2022 on the back of softened tone from the Fed signaling slower rate rise in 2023. However, the Fed’s hawkish tone later in the quarter at the Jackson Hole conference reaffirmed its commitment to fighting inflation. In their battle against high inflation rate, the U.S. congress passed a new bill which aimed to reduce inflation by curbing the deficit.

U.S. economic data showed a decline in growth over the first two quarters of the year, but other economic data released over the quarter highlighted the resilience of the U.S. economy. The labor market added 315,000 payroll jobs across the economy generating considerable household income gains.

The U.S. equity market rallied over the fourth quarter, despite tighter monetary policy. It posted positive returns in October and November 2022 while contractionary monetary policy targeted a higher inflation rate. The Fed reiterated their plan in December 2022 to continue tightening monetary policy as inflation remained well above target. Market performance dampened in December 2022.

In the fourth quarter of 2022, from a Global Industry Classification Standard sector perspective, energy (+65.72)%, utilities (+1.57)%, and consumer staples (-0.62)% were among the best performers. Information technology (-28.14)%, consumer discretionary (-37.03)%, and communication services (-39.89)% were among the worst performers.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	iShares S&P 500 Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.

(b)

The Fund is a “feeder” fund that invests all of its assets in the Master Portfolio. Under normal circumstances, at least 90% of the value of the Master Portfolio assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(18.18)%	N/A	9.33%	N/A	12.44%	N/A
Service	(18.28)	N/A	9.20	N/A	12.30	N/A
Investor A	(18.39)	N/A	9.06	N/A	12.16	N/A
Investor P	(18.40)	(22.68)%	9.06	7.89%	12.16	11.56%
Class G	(18.12)	N/A	9.42	N/A	12.52	N/A
Class K	(18.13)	N/A	9.41	N/A	12.52	N/A

S&P 500® Index	(18.11)	N/A	9.42	N/A	12.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,022.60	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%
Service	1,000.00	1,021.90	1.12		1,000.00	1,024.10	1.12		0.22
Investor A	1,000.00	1,021.30	1.78		1,000.00	1,023.44	1.79		0.35
Investor P	1,000.00	1,021.30	1.78		1,000.00	1,023.44	1.79		0.35
Class G	1,000.00	1,023.00	0.05		1,000.00	1,025.16	0.05		0.01
Class K	1,000.00	1,022.90	0.15		1,000.00	1,025.05	0.15		0.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares S&P 500 Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund. Institutional Shares performance shown prior to the Institutional Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors. Service Shares performance shown prior to the Service Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Service Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	iShares S&P 500 Index Fund

The S&P 500 Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2022

iShares S&P 500 Index Fund

ASSETS
Investments, at value — Master Portfolio	$29,062,420,441
Receivables:
Capital shares sold	92,902,151
Withdrawals from the Master Portfolio	59,459,673

Total assets	29,214,782,265

LIABILITIES
Payables:
Administration fees	867,609
Capital shares redeemed	152,361,824
Professional fees	14,059
Service and distribution fees	834,885

Total liabilities	154,078,377

NET ASSETS	$29,060,703,888

NET ASSETS CONSIST OF
Paid-in capital	$16,306,216,749
Accumulated earnings	12,754,487,139

NET ASSETS	$29,060,703,888

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2022

iShares S&P 500 Index Fund

NET ASSET VALUE

Institutional
Net assets	$4,569,114,940

Shares outstanding	10,156,576

Net asset value	$449.87

Shares authorized	Unlimited

Par value	No par value

Service
Net assets	$494,070,393

Shares outstanding	1,098,365

Net asset value	$449.82

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$2,216,470,255

Shares outstanding	4,926,909

Net asset value	$449.87

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$1,288,232,951

Shares outstanding	2,866,305

Net asset value	$449.44

Shares authorized	Unlimited

Par value	No par value

Class G
Net assets	$9,828,084,372

Shares outstanding	21,842,860

Net asset value	$449.94

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$10,664,730,977

Shares outstanding	23,701,562

Net asset value	$449.96

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2022

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$476,182,459
Dividends — affiliated	7,400,096
Securities lending income — affiliated — net	519,512
Foreign taxes withheld	(2,392,796)
Expenses	(3,273,230)
Fees waived	386,375

Total investment income	478,822,416

FUND EXPENSES
Administration — class specific	10,520,058
Service — class specific	10,234,410
Professional	13,449
Miscellaneous	11,010

Total expenses	20,778,927
Less:
Fees waived and/or reimbursed by the Administrator	(13,449)

Total expenses after fees waived and/or reimbursed	20,765,478

Net investment income	458,056,938

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(58,422,643)
Investments — affiliated	(7,515,723)
Futures contracts	(5,526,869)

(71,465,235)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,473,834,277)
Investments — affiliated	(43,367,818)
Futures contracts	(7,243,912)

(6,524,446,007)

Net realized and unrealized loss	(6,595,911,242)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,137,854,304)

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$458,056,938	$398,940,483
Net realized gain (loss)	(71,465,235)	277,570,880
Net change in unrealized appreciation (depreciation)	(6,524,446,007)	6,884,966,015

Net increase (decrease) in net assets resulting from operations	(6,137,854,304)	7,561,477,378

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(86,713,610)	(92,321,474)
Service	(8,133,664)	(9,859,969)
Investor A	(37,399,661)	(44,239,611)
Investor P	(21,734,441)	(25,621,646)
Class G	(189,518,086)	(187,155,415)
Class K	(210,213,665)	(235,557,043)
Return of capital
Institutional	(33,335)	—
Service	(3,288)	—
Investor A	(16,629)	—
Investor P	(9,712)	—
Class G	(67,621)	—
Class K	(76,949)	—

Decrease in net assets resulting from distributions to shareholders	(553,920,661)	(594,755,158)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,884,391,895	468,263,812

NET ASSETS

Total increase (decrease) in net assets	(4,807,383,070)	7,434,986,032
Beginning of year	33,868,086,958	26,433,100,926

End of year	$29,060,703,888	$33,868,086,958

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$560.36		$444.18	$382.63	$297.40	$318.31

Net investment income(a)	7.27		6.59	6.59	6.46	6.03
Net realized and unrealized gain (loss)	(109.03)		119.44	62.05	86.13	(19.72)

Net increase (decrease) from investment operations	(101.76)		126.03	68.64	92.59	(13.69)

Distributions(b)
From net investment income	(7.25)		(6.65)	(6.60)	(7.36)	(5.82)
From net realized gain	(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(8.73)		(9.85)	(7.09)	(7.36)	(7.22)

Net asset value, end of year	$449.87		$560.36	$444.18	$382.63	$297.40

Total Return(d)
Based on net asset value	(18.18)%		28.56%	18.34%	31.35%	(4.45)%

Ratios to Average Net Assets(e)(f)(g)

Total expenses	0.10%		0.10%	0.10%	0.10%	0.11%

Total expenses after fees waived and/or reimbursed	0.10%		0.10%	0.10%	0.10%	0.11%

Net investment income	1.51%		1.30%	1.73%	1.87%	1.84%

Supplemental Data
Net assets, end of year (000)	$4,569,115		$5,536,376	$4,143,093	$3,950,956	$3,660,724

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$560.30		$444.13	$382.60	$297.38	$318.29

Net investment income(a)	6.68		5.98	6.10	6.06	5.64
Net realized and unrealized gain (loss)	(108.99)		119.41	62.12	86.10	(19.73)

Net increase (decrease) from investment operations	(102.31)		125.39	68.22	92.16	(14.09)

Distributions(b)
From net investment income	(6.69)		(6.02)	(6.20)	(6.94)	(5.42)
From net realized gain	(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(8.17)		(9.22)	(6.69)	(6.94)	(6.82)

Net asset value, end of year	$449.82		$560.30	$444.13	$382.60	$297.38

Total Return(d)
Based on net asset value	(18.28)%		28.40%	18.21%	31.20%	(4.57)%

Ratios to Average Net Assets(e)(f)(g)

Total expenses	0.22%		0.22%	0.22%	0.22%	0.23%

Total expenses after fees waived and/or reimbursed	0.22%		0.22%	0.22%	0.22%	0.23%

Net investment income	1.39%		1.19%	1.58%	1.75%	1.72%

Supplemental Data
Net assets, end of year (000)	$494,070		$523,050	$584,228	$334,402	$318,651

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$560.31		$444.11	$382.52	$297.33	$318.23

Net investment income(a)	6.03		5.32	5.66	5.61	5.22
Net realized and unrealized gain (loss)	(108.95)		119.41	62.03	86.07	(19.72)

Net increase (decrease) from investment operations	(102.92)		124.73	67.69	91.68	(14.50)

Distributions(b)
From net investment income	(6.04)		(5.33)	(5.61)	(6.49)	(5.00)
From net realized gain	(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(7.52)		(8.53)	(6.10)	(6.49)	(6.40)

Net asset value, end of year	$449.87		$560.31	$444.11	$382.52	$297.33

Total Return(d)
Based on net asset value	(18.39)%		28.23%	18.04%	31.02%	(4.68)%

Ratios to Average Net Assets(e)(f)(g)

Total expenses	0.35%		0.35%	0.35%	0.35%	0.36%

Total expenses after fees waived and/or reimbursed	0.35%		0.35%	0.35%	0.35%	0.36%

Net investment income	1.25%		1.06%	1.49%	1.62%	1.60%

Supplemental Data
Net assets, end of year (000)	$2,216,470		$2,806,390	$2,579,349	$2,667,724	$2,160,098

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 08/06/18 to 12/31/18	(a)

Net asset value, beginning of period	$559.78		$443.73	$382.22	$297.10	$339.48

Net investment income(b)	6.02		5.32	5.64	5.61	2.20
Net realized and unrealized gain (loss)	(108.84)		119.30	62.00	86.00	(40.58)

Net increase (decrease) from investment operations	(102.82)		124.62	67.64	91.61	(38.38)

Distributions(c)
From net investment income	(6.04)		(5.37)	(5.64)	(6.49)	(2.89)
From net realized gain	(1.48)		(3.20)	(0.49)	—	(1.11)
Return of capital	(0.00	)(d)	—	—	—	—

Total distributions	(7.52)		(8.57)	(6.13)	(6.49)	(4.00)

Net asset value, end of period	$449.44		$559.78	$443.73	$382.22	$297.10

Total Return(e)
Based on net asset value	(18.40)%		28.23%	18.05%	31.02%	(11.38	)%(f)

Ratios to Average Net Assets(g)(h)(i)

Total expenses	0.35%		0.35%	0.35%	0.35%	0.35	%(j)

Total expenses after fees waived and/or reimbursed	0.35%		0.35%	0.35%	0.35%	0.35	%(j)

Net investment income	1.25%		1.05%	1.48%	1.62%	1.68	%(j)

Supplemental Data
Net assets, end of period (000)	$1,288,233		$1,667,178	$1,387,865	$1,278,339	$1,064,145

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class G
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Period from 07/01/19 to 12/31/19	(a)

Net asset value, beginning of period	$560.47		$444.26	$382.71	$351.81

Net investment income(b)	7.68		7.04	6.93	3.41
Net realized and unrealized gain (loss)	(109.05)		119.45	62.05	31.80

Net increase (decrease) from investment operations	(101.37)		126.49	68.98	35.21

Distributions(c)
From net investment income	(7.68)		(7.08)	(6.94)	(4.31)
From net realized gain	(1.48)		(3.20)	(0.49)	—
Return of capital	(0.00	)(d)	—	—	—

Total distributions	(9.16)		(10.28)	(7.43)	(4.31)

Net asset value, end of period	$449.94		$560.47	$444.26	$382.71

Total Return(e)
Based on net asset value	(18.12)%		28.67%	18.45%	10.07	%(f)

Ratios to Average Net Assets(g)(h)(i)

Total expenses	0.01%		0.01%	0.01%	0.01	%(j)

Total expenses after fees waived and/or reimbursed	0.01%		0.01%	0.01%	0.01	%(j)

Net investment income	1.60%		1.39%	1.82%	1.89	%(j)

Supplemental Data
Net assets, end of period (000)	$9,828,084		$10,447,837	$7,378,823	$5,796,331

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K

	Year Ended 12/31/22		Year Ended December 31,
			2021	2020	2019	2018

Net asset value, beginning of year	$560.49		$444.27	$382.72	$297.46	$318.37

Net investment income(a)	7.58		6.94	6.86	6.74	6.29
Net realized and unrealized gain (loss)	(109.04)		119.47	62.05	86.12	(19.76)

Net increase (decrease) from investment operations	(101.46)		126.41	68.91	92.86	(13.47)

Distributions(b)
From net investment income	(7.59)		(6.99)	(6.87)	(7.60)	(6.04)
From net realized gain	(1.48)		(3.20)	(0.49)	—	(1.40)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(9.07)		(10.19)	(7.36)	(7.60)	(7.44)

Net asset value, end of year	$449.96		$560.49	$444.27	$382.72	$297.46

Total Return(d)
Based on net asset value	(18.13)%		28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(e)(f)(g)

Total expenses	0.03%		0.03%	0.03%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%		0.03%	0.03%	0.03%	0.04%

Net investment income	1.57%		1.37%	1.80%	1.96%	1.92%

Supplemental Data

Net assets, end of year (000)	$10,664,731		$12,887,257	$10,359,743	$8,471,585	$9,375,051

Portfolio turnover rate of the Master Portfolio	13%		6%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2022, the percentage of the Master Portfolio owned by the Fund was 98.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor P	Class G	Class K

Administration fees - class specific	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $13,449.

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor P	Class G	Class K	Total

Administration fees — class specific	$4,337,648	$285,258	$2,163,880	$1,263,776	$244,418	$2,225,078	$10,520,058

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Service	0.15%
Investor A	0.25
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service fees borne directly by each share class of the Fund:

	Service	Investor A	Investor P	Total

Service fees — class specific	$713,145	$6,010,776	$3,510,489	$10,234,410

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $90,839.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

iShares S&P 500 Index Fund
Ordinary income	$469,442,204	$465,174,493
Long-term capital gains	84,270,923	129,580,665
Return of capital	207,534	—

	$553,920,661	$594,755,158

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Losses(b)	Total

iShares S&P 500 Index Fund	$12,760,143,349	$(5,656,210)	$12,754,487,139

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund
Institutional
Shares sold	5,030,295	$2,411,810,038	3,428,456	$1,752,240,643
Shares issued in reinvestment of distributions	183,886	84,850,741	172,207	89,763,610
Shares redeemed	(4,937,688)	(2,388,994,841)	(3,048,036)	(1,514,143,662)

	276,493	$107,665,938	552,627	$327,860,591

Service
Shares sold	299,417	$141,705,059	307,882	$153,383,975
Shares issued in reinvestment of distributions	17,463	8,048,734	18,900	9,763,495
Shares redeemed	(152,040)	(74,337,609)	(708,694)	(362,768,495)

	164,840	$75,416,184	(381,912)	$(199,621,025)

Investor A
Shares sold	933,711	$457,370,109	1,157,134	$578,808,382
Shares issued in reinvestment of distributions	77,173	35,562,953	81,073	42,206,643
Shares redeemed	(1,092,616)	(531,150,712)	(2,037,420)	(1,027,376,732)

	(81,732)	$(38,217,650)	(799,213)	$(406,361,707)

Investor P
Shares sold	193,518	$93,304,688	191,871	$96,505,627
Shares issued in reinvestment of distributions	47,216	21,739,725	49,144	25,616,598
Shares redeemed	(352,703)	(169,633,158)	(390,454)	(195,039,448)

	(111,969)	$(54,588,745)	(149,439)	$(72,917,223)

Class G
Shares sold	5,600,019	$2,668,403,212	4,376,624	$2,184,933,039
Shares issued in reinvestment of distributions	411,749	189,584,400	359,371	187,153,946
Shares redeemed	(2,809,997)	(1,353,475,358)	(2,704,051)	(1,378,489,143)

	3,201,771	$1,504,512,254	2,031,944	$993,597,842

Class K
Shares sold	6,222,113	$2,999,755,330	5,757,122	$2,877,370,135
Shares issued in reinvestment of distributions	422,561	194,822,600	418,815	217,893,849
Shares redeemed	(5,936,060)	(2,904,974,016)	(6,501,345)	(3,269,558,650)

	708,614	$289,603,914	(325,408)	$(174,294,666)

	4,158,017	$1,884,391,895	928,599	$468,263,812

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of December 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Investor P	Class G

iShares S&P 500 Index Fund	589	143

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income

iShares S&P 500 Index Fund	$457,203,220

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Business Income

iShares S&P 500 Index Fund	$3,242,154

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

iShares S&P 500 Index Fund	$84,270,923

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

iShares S&P 500 Index Fund	93.95%

I M P O R T A N T T A X I N F O R M A T I O N	23

Master Portfolio Information as of December 31, 2022	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	6.0%
Microsoft Corp.	5.5
Amazon.com, Inc.	2.3
Berkshire Hathaway, Inc., Class B	1.7
Alphabet, Inc., Class A	1.6
UnitedHealth Group, Inc.	1.5
Alphabet, Inc., Class C	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.2

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	25.5%
Health Care	15.7
Financials	11.5
Consumer Discretionary	9.7
Industrials	8.6
Communication Services	7.2
Consumer Staples	7.1
Energy	5.2
Utilities	3.1
Materials	2.7
Real Estate	2.7
Investment Companies	0.7
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(1.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co.(a)	508,028	$96,774,254
General Dynamics Corp.	204,768	50,804,988
Howmet Aerospace, Inc.	336,170	13,248,460
Huntington Ingalls Industries, Inc.	36,612	8,445,656
L3Harris Technologies, Inc.	174,560	36,345,138
Lockheed Martin Corp.	212,352	103,307,125
Northrop Grumman Corp.	132,361	72,217,485
Raytheon Technologies Corp.	1,343,846	135,620,938
Textron, Inc.	190,018	13,453,274
TransDigm Group, Inc.	46,632	29,361,839

		559,579,157

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b)	107,165	9,812,027
Expeditors International of Washington, Inc.	144,881	15,056,034
FedEx Corp.	218,135	37,780,982
United Parcel Service, Inc., Class B	666,095	115,793,955

		178,442,998

Airlines(a) — 0.2%
Alaska Air Group, Inc.(b)	117,159	5,030,807
American Airlines Group, Inc.(b)	585,790	7,451,249
Delta Air Lines, Inc.	580,557	19,077,103
Southwest Airlines Co.	537,016	18,081,329
United Airlines Holdings, Inc.	296,024	11,160,105

		60,800,593

Auto Components — 0.1%
Aptiv PLC(a)(b)	245,210	22,836,407
BorgWarner, Inc.	218,526	8,795,672

		31,632,079

Automobiles — 1.3%
Ford Motor Co.	3,596,203	41,823,841
General Motors Co.	1,293,432	43,511,053
Tesla, Inc.(a)	2,443,651	301,008,930

		386,343,824

Banks — 3.8%
Bank of America Corp.	6,362,530	210,726,994
Citigroup, Inc.	1,762,692	79,726,559
Citizens Financial Group, Inc.	453,139	17,840,082
Comerica, Inc.	117,856	7,878,674
Fifth Third Bancorp	622,692	20,430,525
First Republic Bank	165,544	20,178,158
Huntington Bancshares, Inc.	1,305,269	18,404,293
JPMorgan Chase & Co.	2,669,073	357,922,689
KeyCorp	846,467	14,745,455
M&T Bank Corp.	159,106	23,079,916
PNC Financial Services Group, Inc.	367,190	57,993,989
Regions Financial Corp.	845,683	18,232,926
Signature Bank	58,578	6,749,357
SVB Financial Group(a)	54,022	12,432,623
Truist Financial Corp.	1,207,213	51,946,375
U.S. Bancorp	1,230,748	53,672,920
Wells Fargo & Co.	3,452,235	142,542,783
Zions Bancorp NA	137,643	6,766,530

		1,121,270,848

Beverages — 1.9%
Brown-Forman Corp., Class B	165,482	10,868,858
Coca-Cola Co.	3,542,445	225,334,926
Constellation Brands, Inc., Class A	146,199	33,881,618

Security	Shares	Value

Beverages (continued)
Keurig Dr. Pepper, Inc.	768,975	$27,421,649
Molson Coors Beverage Co., Class B	172,881	8,906,829
Monster Beverage Corp.(a)	351,162	35,653,478
PepsiCo, Inc.	1,256,081	226,923,593

		568,990,951

Biotechnology — 2.5%
AbbVie, Inc.	1,609,228	260,067,337
Amgen, Inc.	486,866	127,870,486
Biogen, Inc.(a)	132,346	36,649,254
Gilead Sciences, Inc.	1,140,749	97,933,302
Incyte Corp.(a)	169,464	13,611,348
Moderna, Inc.(a)	300,798	54,029,337
Regeneron Pharmaceuticals, Inc.(a)	97,559	70,387,843
Vertex Pharmaceuticals, Inc.(a)	233,416	67,405,873

		727,954,780

Building Products — 0.4%
A O Smith Corp.(b)	117,189	6,707,898
Allegion PLC	79,067	8,322,593
Carrier Global Corp.	768,584	31,704,090
Johnson Controls International PLC	628,013	40,192,832
Masco Corp.	206,583	9,641,229
Trane Technologies PLC	211,437	35,540,445

		132,109,087

Capital Markets — 3.1%
Ameriprise Financial, Inc.(b)	96,884	30,166,771
Bank of New York Mellon Corp.	672,768	30,624,399
BlackRock, Inc.(c)	137,222	97,239,626
Cboe Global Markets, Inc.	97,578	12,243,112
Charles Schwab Corp.	1,389,747	115,710,335
CME Group, Inc., Class A	327,137	55,011,358
FactSet Research Systems, Inc.	34,598	13,881,063
Franklin Resources, Inc.	254,123	6,703,765
Goldman Sachs Group, Inc.	308,300	105,864,054
Intercontinental Exchange, Inc.	508,348	52,151,421
Invesco Ltd.	403,742	7,263,319
MarketAxess Holdings, Inc.	34,777	9,698,957
Moody’s Corp.	143,848	40,078,930
Morgan Stanley	1,200,194	102,040,494
MSCI, Inc.	73,457	34,169,993
Nasdaq, Inc.(b)	309,612	18,994,696
Northern Trust Corp.(b)	189,313	16,752,307
Raymond James Financial, Inc.	175,801	18,784,337
S&P Global, Inc.(b)	303,170	101,543,760
State Street Corp.	332,717	25,808,858
T Rowe Price Group, Inc.	204,367	22,288,265

		917,019,820

Chemicals — 1.9%
Air Products & Chemicals, Inc.	201,870	62,228,446
Albemarle Corp.(b)	107,065	23,218,116
Celanese Corp.	91,453	9,350,155
CF Industries Holdings, Inc.	180,343	15,365,223
Corteva, Inc.	655,008	38,501,370
Dow, Inc.	640,717	32,285,730
DuPont de Nemours, Inc.	455,895	31,288,074
Eastman Chemical Co.	109,209	8,893,981
Ecolab, Inc.	226,421	32,957,841
FMC Corp.	115,005	14,352,624
International Flavors & Fragrances, Inc.	230,742	24,190,991
Linde PLC(a)	450,094	146,811,661
LyondellBasell Industries NV, Class A	230,284	19,120,480

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	312,487	$13,708,805
PPG Industries, Inc.	212,686	26,743,138
Sherwin-Williams Co.	214,725	50,960,684

		549,977,319

Commercial Services & Supplies — 0.5%
Cintas Corp.	78,524	35,463,009
Copart, Inc.(a)	387,194	23,576,243
Republic Services, Inc.	186,337	24,035,609
Rollins, Inc.	207,904	7,596,812
Waste Management, Inc.(b)	342,341	53,706,456

		144,378,129

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	223,067	27,069,180
Cisco Systems, Inc.	3,738,161	178,085,990
F5, Inc.(a)	53,572	7,688,118
Juniper Networks, Inc.	298,689	9,546,100
Motorola Solutions, Inc.	152,225	39,229,905

		261,619,293

Construction & Engineering — 0.1%
Quanta Services, Inc.	130,356	18,575,730

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	56,452	19,079,083
Vulcan Materials Co.	120,321	21,069,410

		40,148,493

Consumer Finance — 0.5%
American Express Co.	545,905	80,657,464
Capital One Financial Corp.	350,354	32,568,908
Discover Financial Services	247,236	24,187,098
Synchrony Financial	410,182	13,478,580

		150,892,050

Containers & Packaging — 0.3%
Amcor PLC	1,352,352	16,106,512
Avery Dennison Corp.	73,900	13,375,900
Ball Corp.	283,963	14,521,868
International Paper Co.	330,052	11,429,701
Packaging Corp. of America	85,537	10,941,038
Sealed Air Corp.(b)	133,957	6,681,775
Westrock Co.	227,684	8,005,369

		81,062,163

Distributors — 0.2%
Genuine Parts Co.	128,003	22,209,801
LKQ Corp.	231,034	12,339,526
Pool Corp.(b)	36,153	10,930,136

		45,479,463

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(a)	1,640,324	506,696,084

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	6,485,711	119,401,939
Lumen Technologies, Inc.	868,348	4,532,777
Verizon Communications, Inc.	3,822,360	150,600,984

		274,535,700

Electric Utilities — 2.1%
Alliant Energy Corp.	227,585	12,564,968
American Electric Power Co., Inc.	468,333	44,468,218
Constellation Energy Corp.	296,360	25,549,196
Duke Energy Corp.	700,785	72,173,847
Edison International	345,218	21,962,769

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	184,105	$20,711,812
Evergy, Inc.	208,077	13,094,286
Eversource Energy	313,551	26,288,116
Exelon Corp.	905,553	39,147,056
FirstEnergy Corp.	491,288	20,604,619
NextEra Energy, Inc.(b)	1,809,156	151,245,441
NRG Energy, Inc.	216,695	6,895,235
PG&E Corp.(a)(b)	1,457,153	23,693,308
Pinnacle West Capital Corp.	101,647	7,729,238
PPL Corp.	674,518	19,709,416
Southern Co.	991,151	70,778,093
Xcel Energy, Inc.	499,491	35,019,314

		611,634,932

Electrical Equipment — 0.6%
AMETEK, Inc.	207,781	29,031,161
Eaton Corp. PLC	362,512	56,896,258
Emerson Electric Co.	538,341	51,713,037
Generac Holdings, Inc.(a)(b)	58,692	5,907,937
Rockwell Automation, Inc.	104,493	26,914,262

		170,462,655

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	542,182	41,281,737
CDW Corp.	122,403	21,858,728
Corning, Inc.	688,556	21,992,479
Keysight Technologies, Inc.(a)	163,103	27,902,030
TE Connectivity Ltd.	291,892	33,509,202
Teledyne Technologies, Inc.(a)(b)	42,839	17,131,744
Trimble, Inc.(a)	223,646	11,307,542
Zebra Technologies Corp., Class A(a)	47,349	12,140,757

		187,124,219

Energy Equipment & Services — 0.4%
Baker Hughes Co.	915,696	27,040,503
Halliburton Co.	828,836	32,614,696
Schlumberger Ltd.	1,287,302	68,819,165

		128,474,364

Entertainment — 1.3%
Activision Blizzard, Inc.	648,382	49,633,642
Electronic Arts, Inc.	241,406	29,494,985
Live Nation Entertainment, Inc.(a)	130,925	9,130,709
Netflix, Inc.(a)	404,748	119,352,090
Take-Two Interactive Software, Inc.(a)	141,989	14,785,315
Walt Disney Co.(a)(b)	1,659,252	144,155,814
Warner Bros Discovery, Inc., Class A(a)	1,999,372	18,954,047

		385,506,602

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	135,351	19,716,580
American Tower Corp.	423,753	89,776,311
AvalonBay Communities, Inc.	126,555	20,441,164
Boston Properties, Inc.	129,325	8,739,783
Camden Property Trust	97,493	10,907,517
Crown Castle, Inc.	394,158	53,463,591
Digital Realty Trust, Inc.	262,877	26,358,677
Equinix, Inc.	82,896	54,299,367
Equity Residential	309,475	18,259,025
Essex Property Trust, Inc.	59,575	12,625,134
Extra Space Storage, Inc.	121,198	17,837,922
Federal Realty Investment Trust	67,063	6,776,046
Healthpeak Properties, Inc.	491,148	12,313,080
Host Hotels & Resorts, Inc.	655,790	10,525,429
Invitation Homes, Inc.	524,791	15,554,805

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.	262,161	$13,068,726
Kimco Realty Corp.	565,139	11,969,644
Mid-America Apartment Communities, Inc.	105,820	16,612,682
Prologis, Inc.	840,292	94,726,117
Public Storage	144,028	40,355,205
Realty Income Corp.	563,686	35,754,603
Regency Centers Corp.	140,786	8,799,125
SBA Communications Corp.(b)	97,725	27,393,295
Simon Property Group, Inc.	298,893	35,113,950
UDR, Inc.	274,319	10,624,375
Ventas, Inc.	359,643	16,201,917
VICI Properties, Inc.	881,221	28,551,560
Vornado Realty Trust	145,493	3,027,709
Welltower, Inc.	423,857	27,783,826
Weyerhaeuser Co.	670,040	20,771,240

		768,348,405

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	403,162	184,043,453
Kroger Co.	589,337	26,272,644
Sysco Corp.	464,696	35,526,009
Walgreens Boots Alliance, Inc.	649,228	24,255,158
Walmart, Inc.	1,284,972	182,196,180

		452,293,444

Food Products — 1.2%
Archer-Daniels-Midland Co.	500,125	46,436,606
Campbell Soup Co.	184,464	10,468,332
Conagra Brands, Inc.	437,146	16,917,550
General Mills, Inc.	542,982	45,529,041
Hershey Co.	132,926	30,781,674
Hormel Foods Corp.	264,660	12,055,263
J M Smucker Co.	97,657	15,474,728
Kellogg Co.	231,570	16,497,047
Kraft Heinz Co.	720,911	29,348,287
Lamb Weston Holdings, Inc.	132,469	11,837,430
McCormick & Co., Inc.	226,760	18,796,136
Mondelez International, Inc., Class A	1,247,417	83,140,343
Tyson Foods, Inc., Class A	263,622	16,410,470

		353,692,907

Gas Utilities — 0.1%
Atmos Energy Corp.	126,610	14,189,183

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,587,386	174,279,109
Align Technology, Inc.(a)	66,161	13,953,355
Baxter International, Inc.	457,033	23,294,972
Becton Dickinson and Co.	259,570	66,008,651
Boston Scientific Corp.(a)	1,302,980	60,288,885
Cooper Cos., Inc.(b)	44,652	14,765,077
Dentsply Sirona, Inc.	193,068	6,147,285
Dexcom, Inc.(a)(b)	351,657	39,821,639
Edwards Lifesciences Corp.(a)(b)	565,119	42,163,529
Hologic, Inc.(a)	225,950	16,903,319
IDEXX Laboratories, Inc.(a)	76,061	31,029,846
Intuitive Surgical, Inc.(a)	321,729	85,370,790
Medtronic PLC	1,209,321	93,988,428
ResMed, Inc.	132,523	27,582,012
STERIS PLC(b)	90,921	16,792,199
Stryker Corp.	306,452	74,924,449

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	43,227	$10,790,756
Zimmer Biomet Holdings, Inc.	190,974	24,349,185

		822,453,486

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	147,401	24,425,820
Cardinal Health, Inc.	238,652	18,345,179
Centene Corp.(a)	515,535	42,279,025
Cigna Corp.	277,701	92,013,449
CVS Health Corp.	1,194,868	111,349,749
DaVita, Inc.(a)(b)	49,430	3,690,938
Elevance Health, Inc.	218,436	112,051,115
HCA Healthcare, Inc.	193,044	46,322,838
Henry Schein, Inc.(a)(b)	125,852	10,051,799
Humana, Inc.	115,183	58,995,581
Laboratory Corp. of America Holdings	80,663	18,994,523
McKesson Corp.	129,091	48,424,616
Molina Healthcare, Inc.(a)	52,923	17,476,233
Quest Diagnostics, Inc.	103,685	16,220,482
UnitedHealth Group, Inc.	851,337	451,361,851
Universal Health Services, Inc., Class B(b)	58,270	8,209,660

		1,080,212,858

Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.(a)	35,314	71,167,598
Caesars Entertainment, Inc.(a)	194,060	8,072,896
Carnival Corp.(a)(b)	898,245	7,239,855
Chipotle Mexican Grill, Inc.(a)(b)	25,328	35,142,347
Darden Restaurants, Inc.	112,171	15,516,614
Domino’s Pizza, Inc.	32,684	11,321,738
Expedia Group, Inc.(a)	137,600	12,053,760
Hilton Worldwide Holdings, Inc.	246,229	31,113,496
Las Vegas Sands Corp.(a)(b)	299,226	14,383,794
Marriott International, Inc., Class A	244,957	36,471,648
McDonald’s Corp.	666,814	175,725,493
MGM Resorts International	297,744	9,983,356
Norwegian Cruise Line Holdings Ltd.(a)(b)	388,617	4,756,672
Royal Caribbean Cruises Ltd.(a)	201,766	9,973,293
Starbucks Corp.	1,044,303	103,594,858
Wynn Resorts Ltd.(a)(b)	94,780	7,816,507
Yum! Brands, Inc.	256,455	32,846,756

		587,180,681

Household Durables — 0.3%
D.R. Horton, Inc.	287,799	25,654,403
Garmin Ltd.	139,008	12,829,048
Lennar Corp., Class A	231,595	20,959,347
Mohawk Industries, Inc.(a)	47,669	4,872,725
Newell Brands, Inc.	341,632	4,468,547
NVR, Inc.(a)	2,735	12,615,406
PulteGroup, Inc.	212,784	9,688,056
Whirlpool Corp.	48,886	6,915,414

		98,002,946

Household Products — 1.6%
Church & Dwight Co., Inc.	220,160	17,747,098
Clorox Co.	112,871	15,839,187
Colgate-Palmolive Co.	759,172	59,815,162
Kimberly-Clark Corp.	307,914	41,799,325
Procter & Gamble Co.	2,157,425	326,979,333

		462,180,105

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	608,757	$17,507,852

Industrial Conglomerates — 0.9%
3M Co.	503,870	60,424,090
General Electric Co.(b)	998,025	83,624,515
Honeywell International, Inc.	613,159	131,399,974

		275,448,579

Insurance — 2.4%
Aflac, Inc.	515,142	37,059,316
Allstate Corp.	241,453	32,741,027
American International Group, Inc.	676,425	42,777,117
Aon PLC, Class A	188,323	56,523,265
Arch Capital Group Ltd.(a)	334,987	21,030,484
Arthur J Gallagher & Co.	191,964	36,192,893
Assurant, Inc.	47,910	5,991,625
Brown & Brown, Inc.	216,073	12,309,679
Chubb Ltd.	377,870	83,358,122
Cincinnati Financial Corp.	145,070	14,853,717
Everest Re Group Ltd.	35,420	11,733,583
Globe Life, Inc.	83,336	10,046,155
Hartford Financial Services Group, Inc.	292,462	22,177,393
Lincoln National Corp.	142,833	4,387,830
Loews Corp.	183,967	10,730,795
Marsh & McLennan Cos., Inc.	454,180	75,157,706
MetLife, Inc.	600,030	43,424,171
Principal Financial Group, Inc.(b)	207,172	17,385,874
Progressive Corp.	532,359	69,052,286
Prudential Financial, Inc.	336,681	33,486,292
Travelers Cos., Inc.	213,355	40,001,929
W R Berkley Corp.	187,309	13,593,014
Willis Towers Watson PLC	99,525	24,341,825

		718,356,098

Interactive Media & Services(a) — 3.9%
Alphabet, Inc., Class A	5,437,945	479,789,887
Alphabet, Inc., Class C	4,820,516	427,724,385
Match Group, Inc.	259,464	10,765,161
Meta Platforms, Inc., Class A	2,047,238	246,364,621

		1,164,644,054

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.(a)	8,066,795	677,610,780
eBay, Inc.	497,210	20,619,299
Etsy, Inc.(a)(b)	115,093	13,785,839

		712,015,918

IT Services — 4.4%
Accenture PLC, Class A	573,638	153,069,564
Akamai Technologies, Inc.(a)	143,866	12,127,904
Automatic Data Processing, Inc.	378,182	90,332,553
Broadridge Financial Solutions, Inc.	107,449	14,412,134
Cognizant Technology Solutions Corp., Class A	468,625	26,800,664
DXC Technology Co.(a)	212,880	5,641,320
EPAM Systems, Inc.(a)	52,068	17,064,766
Fidelity National Information Services, Inc.	540,225	36,654,266
Fiserv, Inc.(a)	578,143	58,432,913
FleetCor Technologies, Inc.(a)	68,149	12,517,608
Gartner, Inc.(a)	71,585	24,062,582
Global Payments, Inc.	246,179	24,450,498
International Business Machines Corp.	822,027	115,815,384
Jack Henry & Associates, Inc.	66,175	11,617,683
Mastercard, Inc., Class A	772,842	268,740,349
Paychex, Inc.	292,419	33,791,940

Security	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.(a)	1,037,905	$73,919,594
VeriSign, Inc.(a)	84,410	17,341,190
Visa, Inc., Class A	1,488,105	309,168,695

		1,305,961,607

Leisure Products — 0.0%
Hasbro, Inc.	116,181	7,088,203

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	269,522	40,333,967
Bio-Rad Laboratories, Inc., Class A(a)	19,866	8,353,454
Bio-Techne Corp.	143,852	11,922,454
Charles River Laboratories International, Inc.(a)	46,558	10,144,988
Danaher Corp.	595,874	158,156,877
Illumina, Inc.(a)	143,492	29,014,082
IQVIA Holdings, Inc.(a)	170,153	34,862,648
Mettler-Toledo International, Inc.(a)	20,370	29,443,817
PerkinElmer, Inc.	114,240	16,018,733
Thermo Fisher Scientific, Inc.	356,586	196,368,344
Waters Corp.(a)	54,191	18,564,753
West Pharmaceutical Services, Inc.	67,210	15,817,874

		569,001,991

Machinery — 1.9%
Caterpillar, Inc.	473,791	113,501,372
Cummins, Inc.(b)	128,825	31,213,009
Deere & Co.	250,053	107,212,724
Dover Corp.	127,781	17,302,825
Fortive Corp.	321,926	20,683,746
IDEX Corp.	68,839	15,718,009
Illinois Tool Works, Inc.	254,498	56,065,909
Ingersoll Rand, Inc.	366,262	19,137,190
Nordson Corp.	49,465	11,758,820
Otis Worldwide Corp.	384,210	30,087,485
PACCAR, Inc.	317,634	31,436,237
Parker-Hannifin Corp.	117,163	34,094,433
Pentair PLC	150,378	6,764,002
Snap-on, Inc.	48,648	11,115,582
Stanley Black & Decker, Inc.	134,067	10,071,113
Westinghouse Air Brake Technologies Corp.	165,252	16,493,802
Xylem, Inc.(b)	163,075	18,031,203

		550,687,461

Media — 0.8%
Charter Communications, Inc., Class A(a)	97,792	33,161,267
Comcast Corp., Class A	3,927,524	137,345,514
DISH Network Corp., Class A(a)(b)	234,973	3,299,021
Fox Corp., Class A	278,201	8,448,964
Fox Corp., Class B	124,777	3,549,906
Interpublic Group of Cos., Inc.	359,717	11,982,173
News Corp., Class A	353,668	6,436,758
News Corp., Class B	114,231	2,106,420
Omnicom Group, Inc.	185,395	15,122,670
Paramount Global, Class B(b)	463,480	7,823,542

		229,276,235

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,302,333	49,488,654
Newmont Corp.	724,983	34,219,197
Nucor Corp.	233,563	30,785,939
Steel Dynamics, Inc.	151,888	14,839,458

		129,333,248

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.5%
Dollar General Corp.	206,627	$50,881,899
Dollar Tree, Inc.(a)	192,863	27,278,543
Target Corp.	419,033	62,452,678

		140,613,120

Multi-Utilities — 0.9%
Ameren Corp.	234,237	20,828,354
CenterPoint Energy, Inc.	569,737	17,086,413
CMS Energy Corp.	262,644	16,633,245
Consolidated Edison, Inc.	324,232	30,902,552
Dominion Energy, Inc.	758,542	46,513,795
DTE Energy Co.	175,345	20,608,298
NiSource, Inc.	375,260	10,289,629
Public Service Enterprise Group, Inc.	451,497	27,663,221
Sempra Energy	286,393	44,259,174
WEC Energy Group, Inc.	286,040	26,819,110

		261,603,791

Oil, Gas & Consumable Fuels — 4.7%
APA Corp.	296,215	13,827,316
Chevron Corp.	1,619,592	290,700,568
ConocoPhillips	1,134,449	133,864,982
Coterra Energy, Inc.	717,837	17,637,255
Devon Energy Corp.	596,876	36,713,843
Diamondback Energy, Inc.	160,876	22,004,619
EOG Resources, Inc.	533,387	69,084,284
EQT Corp.	335,322	11,343,943
Exxon Mobil Corp.	3,749,381	413,556,724
Hess Corp.	254,262	36,059,437
Kinder Morgan, Inc.	1,810,850	32,740,168
Marathon Oil Corp.	578,179	15,651,306
Marathon Petroleum Corp.	426,679	49,661,169
Occidental Petroleum Corp.(b)	661,996	41,699,128
ONEOK, Inc.	404,436	26,571,445
Phillips 66	430,294	44,785,000
Pioneer Natural Resources Co.	217,222	49,611,333
Targa Resources Corp.	205,339	15,092,417
Valero Energy Corp.	356,565	45,233,836
Williams Cos., Inc.	1,111,805	36,578,384

		1,402,417,157

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	211,156	52,389,915

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	1,943,397	139,827,414
Catalent, Inc.(a)	166,156	7,478,682
Eli Lilly & Co.	717,784	262,594,098
Johnson & Johnson	2,380,281	420,476,639
Merck & Co., Inc.	2,305,659	255,812,866
Organon & Co.	229,346	6,405,634
Pfizer, Inc.	5,108,068	261,737,404
Viatris, Inc.	1,097,456	12,214,685
Zoetis, Inc.	426,076	62,441,438

		1,428,988,860

Professional Services — 0.4%
CoStar Group, Inc.(a)	362,069	27,980,692
Equifax, Inc.(b)	110,779	21,531,007
Jacobs Solutions, Inc.	116,520	13,990,557
Leidos Holdings, Inc.	123,695	13,011,477

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.(b)	99,063	$7,313,821
Verisk Analytics, Inc.	142,058	25,061,872

		108,889,426

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	287,647	22,137,313

Road & Rail — 0.9%
CSX Corp.	1,914,077	59,298,105
JB Hunt Transport Services, Inc.	74,860	13,052,590
Norfolk Southern Corp.	210,775	51,939,176
Old Dominion Freight Line, Inc.(b)	82,953	23,540,402
Union Pacific Corp.	559,728	115,902,877

		263,733,150

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(a)	1,469,270	95,164,618
Analog Devices, Inc.	468,268	76,810,000
Applied Materials, Inc.	783,243	76,272,203
Broadcom, Inc.	367,534	205,499,285
Enphase Energy, Inc.(a)	123,589	32,746,141
First Solar, Inc.(a)	90,262	13,520,345
Intel Corp.	3,737,066	98,770,654
KLA Corp.	129,159	48,696,818
Lam Research Corp.	124,667	52,397,540
Microchip Technology, Inc.	504,142	35,415,976
Micron Technology, Inc.	989,782	49,469,304
Monolithic Power Systems, Inc.	40,785	14,421,984
NVIDIA Corp.(b)	2,266,948	331,291,781
NXP Semiconductors NV	235,922	37,282,754
ON Semiconductor Corp.(a)	392,104	24,455,527
Qorvo, Inc.(a)	94,933	8,604,727
Qualcomm, Inc.	1,022,096	112,369,234
Skyworks Solutions, Inc.	147,286	13,422,173
SolarEdge Technologies, Inc.(a)	50,529	14,313,350
Teradyne, Inc.(b)	142,480	12,445,628
Texas Instruments, Inc.	826,273	136,516,825

		1,489,886,867

Software — 8.3%
Adobe, Inc.(a)	423,255	142,438,005
ANSYS, Inc.(a)	78,802	19,037,775
Autodesk, Inc.(a)	198,014	37,002,876
Cadence Design Systems, Inc.(a)	249,661	40,105,543
Ceridian HCM Holding, Inc.(a)(b)	140,965	9,042,905
Fortinet, Inc.(a)	597,872	29,229,962
Gen Digital, Inc.	527,781	11,310,347
Intuit, Inc.	256,732	99,925,229
Microsoft Corp.	6,787,782	1,627,845,879
Oracle Corp.	1,382,521	113,007,267
Paycom Software, Inc.(a)	44,246	13,729,976
PTC, Inc.(a)	96,012	11,525,281
Roper Technologies, Inc.(b)	96,647	41,760,202
Salesforce, Inc.(a)	905,597	120,073,106
ServiceNow, Inc.(a)	183,850	71,383,440
Synopsys, Inc.(a)	139,361	44,496,574
Tyler Technologies, Inc.(a)	38,201	12,316,384

		2,444,230,751

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	54,557	8,021,516
AutoZone, Inc.(a)	17,281	42,618,057
Bath & Body Works, Inc.	208,330	8,779,026

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co., Inc.	184,618	$14,808,210
CarMax, Inc.(a)(b)	143,103	8,713,542
Home Depot, Inc.	932,022	294,388,469
Lowe’s Cos., Inc.	565,099	112,590,325
O’Reilly Automotive, Inc.(a)	56,971	48,085,233
Ross Stores, Inc.	319,841	37,123,945
TJX Cos., Inc.	1,057,047	84,140,941
Tractor Supply Co.	100,461	22,600,711
Ulta Beauty, Inc.(a)	47,022	22,056,609

		703,926,584

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	13,614,100	1,768,880,013
Hewlett Packard Enterprise Co.	1,185,109	18,914,340
HP, Inc.	805,929	21,655,312
NetApp, Inc.	200,639	12,050,378
Seagate Technology Holdings PLC(b)	176,010	9,259,886
Western Digital Corp.(a)	286,151	9,028,064

		1,839,787,993

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	1,150,111	134,574,488
Ralph Lauren Corp.	37,193	3,930,185
Tapestry, Inc.	219,376	8,353,838
VF Corp.	305,300	8,429,333

		155,287,844

Tobacco — 0.7%
Altria Group, Inc.	1,639,015	74,919,376
Philip Morris International, Inc.	1,410,877	142,794,861

		217,714,237

Trading Companies & Distributors — 0.2%
Fastenal Co.	520,118	24,611,984
United Rentals, Inc.(a)(b)	63,522	22,576,989
W.W.Grainger, Inc.(b)	40,977	22,793,456

		69,982,429

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	164,527	25,077,205

Security	Shares	Value

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	543,698	$76,117,720

Total Common Stocks — 99.0% (Cost: $15,214,362,979)		29,261,370,956

Investment Companies

Equity Funds — 0.7%
iShares Core S&P 500 ETF(c)	508,908	195,527,543

Total Investment Companies — 0.7% (Cost: $189,939,829)		195,527,543

Total Long-Term Investments — 99.7% (Cost: $15,404,302,808)		29,456,898,499

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)(e)	304,107,516	304,198,748
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)(d)	113,361,188	113,361,188

Total Short-Term Securities — 1.4% (Cost: $417,426,929)		417,559,936

Total Investments — 101.1% (Cost: $15,821,729,737)		29,874,458,435
Liabilities in Excess of Other Assets — (1.1)%		(329,613,066)

Net Assets — 100.0%		$29,544,845,369

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$129,540,046	$174,660,838	(a)	$—		$(119,553)	$117,417	$304,198,748	304,107,516	$529,751	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,825,864	—		(77,464,676	)(a)	—	—	113,361,188	113,361,188	1,995,867		—
BlackRock, Inc.	110,121,726	11,473,824		(599,256)		(183,383)	(23,573,285)	97,239,626	137,222	2,464,688		—
iShares Core S&P 500 ETF	433,216,628	2,954,719,505		(3,164,439,205)		(7,337,546)	(20,631,839)	195,527,543	508,908	3,060,996		—

						$(7,640,482)	$(44,087,707)	$710,327,105		$8,051,302		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	560	03/17/23	$108,108	$(463,688)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$463,688	$—	$—	$—	$463,688

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(5,630,594)	$—	$—	$—	$(5,630,594)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,380,878)	$—	$—	$—	$(7,380,878)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$139,746,994

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$29,261,370,956	$—	$—	$29,261,370,956
Investment Companies	195,527,543	—	—	195,527,543
Short-Term Securities
Money Market Funds	417,559,936	—	—	417,559,936

	$29,874,458,435	$—	$—	$29,874,458,435

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(463,688)	$—	$—	$(463,688)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,164,131,330
Investments, at value — affiliated(c)	710,327,105
Cash	130,560
Cash pledged for futures contracts	9,517,800
Receivables:
Securities lending income — affiliated	65,956
Dividends — unaffiliated	25,181,704
Dividends — affiliated	265,453
Prepaid expenses	5,456

Total assets	29,909,625,364

LIABILITIES
Collateral on securities loaned	304,066,304
Payables:
Withdrawals to investors	59,459,673
Investment advisory fees	250,499
Trustees’ fees	61,888
Professional fees	110,499
Variation margin on futures contracts	831,132

Total liabilities	364,779,995

NET ASSETS	$29,544,845,369

NET ASSETS CONSIST OF
Investors’ capital	$15,492,580,359
Net unrealized appreciation (depreciation)	14,052,265,010

NET ASSETS	$29,544,845,369

(a) Investments, at cost — unaffiliated	$15,162,484,039
(b) Securities loaned, at value	$296,259,268
(c) Investments, at cost — affiliated	$659,245,698

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2022

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$484,410,508
Dividends — affiliated	7,522,935
Securities lending income — affiliated — net	528,367
Foreign taxes withheld	(2,434,029)

Total investment income	490,027,781

EXPENSES
Investment advisory	3,053,035
Trustees	247,024
Professional	29,992

Total expenses	3,330,051
Less:
Fees waived and/or reimbursed by the Manager	(393,144)

Total expenses after fees waived and/or reimbursed	2,936,907

Net investment income	487,090,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(52,489,847)
Investments — affiliated	(7,640,482)
Futures contracts	(5,630,594)

(65,760,923)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,596,893,866)
Investments — affiliated	(44,087,707)
Futures contracts	(7,380,878)

(6,648,362,451)

Net realized and unrealized loss	(6,714,123,374)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,227,032,500)

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$487,090,874	$429,887,939
Net realized gain (loss)	(65,760,923)	297,816,671
Net change in unrealized appreciation (depreciation)	(6,648,362,451)	7,008,302,074

Net increase (decrease) in net assets resulting from operations	(6,227,032,500)	7,736,006,684

CAPITAL TRANSACTIONS
Proceeds from contributions	8,816,188,759	7,697,627,774
Value of withdrawals	(7,533,596,462)	(7,937,321,540)

Net increase (decrease) in net assets derived from capital transactions	1,282,592,297	(239,693,766)

NET ASSETS
Total increase (decrease) in net assets	(4,944,440,203)	7,496,312,918
Beginning of year	34,489,285,572	26,992,972,654

End of year	$29,544,845,369	$34,489,285,572

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(18.13)%	28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.01%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.02%	0.04%

Net investment income	1.60%	1.39%	1.82%	1.95%	1.92%

Supplemental Data
Net assets, end of year (000)	$29,544,845	$34,489,286	$26,992,973	$23,207,958	$17,256,929

Portfolio turnover rate	13%	6%	5%	3%	12%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$9,011,198	$(9,011,198)	$—		$—
Barclays Capital, Inc.	317,756	(317,756)	—		—
BNP Paribas SA	82,460,125	(82,460,125)	—		—
BofA Securities, Inc.	12,280,613	(12,280,613)	—		—
Citadel Clearing LLC	6,566,531	(6,566,531)	—		—
Citigroup Global Markets, Inc.	12,618,680	(12,618,680)	—		—
Goldman Sachs & Co. LLC	14,791,319	(14,791,319)	—		—
HSBC Bank PLC	101,567	(101,567)	—		—
J.P. Morgan Securities LLC	44,791,104	(44,791,104)	—		—
Jefferies LLC	212,695	(212,695)	—		—
Morgan Stanley	19,903,906	(19,903,906)	—		—
Natixis SA	1,688	(1,688)	—		—
RBC Capital Markets LLC	28,530,588	(28,530,588)	—		—
Scotia Capital (USA), Inc.	3,301,735	(3,301,735)	—		—
SG Americas Securities LLC	962,488	(962,488)	—		—
State Street Bank & Trust Co.	2,345,460	(2,345,460)	—		—
Toronto-Dominion Bank	51,580,760	(51,580,760)	—		—
UBS AG	583,765	(583,765)	—		—
UBS Securities LLC	2,349,461	(2,349,461)	—		—
Virtu Americas LLC	993,807	(993,807)	—		—
Wells Fargo Bank N.A.	249,096	(249,096)	—		—
Wells Fargo Securities LLC	2,304,926	(2,304,926)	—		—

	$296,259,268	$(296,259,268)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $277,016.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $92,186.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $23,942 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $203,850 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements  (continued)

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$211,481,078	$122,905,651	$(33,730,868)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $5,768,293,288 and $3,965,817,339, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$15,724,549,640	$15,227,612,925	$(1,077,704,130)	$14,149,908,795

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Common fund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information     (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/22-AR

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds III

•  iShares U.S. Aggregate Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund’s Institutional Shares returned (13.09)%, Investor A Shares returned (13.31)%, Class K Shares returned (13.03)% and Investor P Shares returned (13.31)%. For the same period, the benchmark Bloomberg U.S. Aggregate Bond Index (the “Index”) returned (13.01)%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The broad U.S. taxable bond market returned (13.01)% for 2022 as gauged by the Bloomberg U.S. Aggregate Index. The 10-year U.S. Treasury yield finished the year at 3.88%, an increase of 236 basis points from its 1.52% starting point at the end of 2021. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points. As a result, the Treasury curve ended 2022 significantly inverted (meaning that yields were higher for shorter maturities), a development which has historically been a precursor to recession. Against this backdrop, bond market returns for the reporting period were negative and credit spreads generally widened.

Historically high inflation and policy tightening in response by the Fed to contain prices were the principal drivers of the benchmark index posting its biggest calendar year loss on record. Inflation had already breeched the Fed’s 2% target in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. year-over-year consumer price inflation broke the 8% mark in March 2022 and peaked at 9.1% in June 2022. The Fed responded aggressively by raising its benchmark overnight lending rate seven times in 2022, leaving the fed funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering the year.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity structure.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2022 (continued)	iShares U.S. Aggregate Bond Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment grade mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.95%	3.95%	(13.09)%	N/A	(0.10)%	N/A	0.89%	N/A
Investor A	3.70	3.70	(13.31)	N/A	(0.35)	N/A	0.64	N/A
Investor P	3.55	3.55	(13.31)	(16.77)%	(0.34)	(1.15)%	0.64	0.24%
Class K	4.00	4.00	(13.03)	N/A	(0.03)	N/A	0.95	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	(13.01)	N/A	0.02	N/A	1.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 967.90	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%
Investor A	1,000.00	966.70	1.74		1,000.00	1,023.44	1.79		0.35
Investor P	1,000.00	966.70	1.74		1,000.00	1,023.44	1.79		0.35
Class K	1,000.00	968.20	0.25		1,000.00	1,024.95	0.26		0.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares U.S. Aggregate Bond Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fess) and was restated to reflect Investor P Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments, at value — Master Portfolio	$2,227,328,454
Receivables:
Capital shares sold	5,295,988
Withdrawals from the Master Portfolio	17,133,644

Total assets	2,249,758,086

LIABILITIES
Payables:
Administration fees	35,990
Capital shares redeemed	22,429,632
Professional fees	12,856
Service fees	22,771

Total liabilities	22,501,249

NET ASSETS	$2,227,256,837

NET ASSETS CONSIST OF
Paid-in capital	$2,565,592,779
Accumulated loss	(338,335,942)

NET ASSETS	$2,227,256,837

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities   (continued)

December 31, 2022

iShares U.S. Aggregate Bond Index Fund

NET ASSET VALUE

Institutional
Net assets	$248,151,187

Shares outstanding	27,901,594

Net asset value	$8.89

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$96,331,352

Shares outstanding	10,830,896

Net asset value	$8.89

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$7,147,732

Shares outstanding	803,844

Net asset value	$8.89

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$1,875,626,566

Shares outstanding	210,736,466

Net asset value	$8.90

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$1,278,213
Interest — unaffiliated	48,824,456
Securities lending income — affiliated — net	1,077,759
Expenses	(988,949)
Fees waived	126,046

Total investment income	50,317,525

FUND EXPENSES
Administration — class specific	436,797
Service — class specific	313,680
Professional	12,236
Miscellaneous	2,116

Total expenses	764,829
Less:
Fees waived and/or reimbursed by the Administrator	(12,236)

Total expenses after fees waived and/or reimbursed	752,593

Net investment income	49,564,932

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(26,052,299)
Investments — affiliated	721,461

(25,330,838)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(346,131,997)
Investments — affiliated	(1,671,896)

(347,803,893)

Net realized and unrealized loss	(373,134,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(323,569,799)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$49,564,932	$47,683,747
Net realized gain (loss)	(25,330,838)	2,566,614
Net change in unrealized appreciation (depreciation)	(347,803,893)	(99,513,908)

Net decrease in net assets resulting from operations	(323,569,799)	(49,263,547)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(6,926,921)	(7,992,323)
Investor A	(2,488,815)	(2,639,249)
Investor P	(164,425)	(136,576)
Class K	(45,478,768)	(42,745,480)
Return of capital
Institutional	—	(14,602)
Investor A	—	(5,601)
Investor P	—	(286)
Class K	—	(77,300)

Decrease in net assets resulting from distributions to shareholders	(55,058,929)	(53,611,417)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,825,572	(16,506,421)

NET ASSETS
Total decrease in net assets	(358,803,156)	(119,381,385)
Beginning of year	2,586,059,993	2,705,441,378

End of year	$2,227,256,837	$2,586,059,993

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.48	$10.89		$10.39	$9.85		$10.13

Net investment income(a)	0.20	0.19		0.24	0.29		0.26
Net realized and unrealized gain (loss)	(1.56)	(0.39)		0.54	0.54		(0.28)

Net increase (decrease) from investment operations	(1.36)	(0.20)		0.78	0.83		(0.02)

Distributions(b)
From net investment income	(0.23)	(0.21)		(0.26)	(0.29)		(0.26)
From net realized gain	—	(0.00	)(c)	(0.02)	—		—
Return of capital	—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions	(0.23)	(0.21)		(0.28)	(0.29)		(0.26)

Net asset value, end of year	$8.89	$10.48		$10.89	$10.39		$9.85

Total Return(d)
Based on net asset value	(13.09)%	(1.85)%		7.59%	8.56	%(e)	(0.13)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.10%	0.09%		0.09%	0.10%		0.09%

Total expenses after fees waived and/or reimbursed	0.10%	0.09%		0.09%	0.10%		0.09%

Net investment income	2.13%	1.75%		2.18%	2.85%		2.67%

Supplemental Data
Net assets, end of year (000)	$248,151	$419,040		$371,074	$187,854		$150,714

Portfolio turnover rate of the Master Portfolio(h)	161%	175%		186%	158%		274%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	93%	89%		101%	97%		162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.48	$10.89		$10.39	$9.84		$10.13

Net investment income(a)	0.18	0.16		0.21	0.26		0.24
Net realized and unrealized gain (loss)	(1.57)	(0.39)		0.54	0.56		(0.29)

Net increase (decrease) from investment operations	(1.39)	(0.23)		0.75	0.82		(0.05)

Distributions(b)
From net investment income	(0.20)	(0.18)		(0.23)	(0.27)		(0.24)
From net realized gain	—	(0.00	)(c)	(0.02)	—		—
Return of capital	—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions	(0.20)	(0.18)		(0.25)	(0.27)		(0.24)

Net asset value, end of year	$8.89	$10.48		$10.89	$10.39		$9.84

Total Return(d)
Based on net asset value	(13.31)%	(2.09)%		7.33%	8.39	%(e)	(0.48)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.35%	0.34%		0.34%	0.35%		0.34%

Total expenses after fees waived and/or reimbursed	0.35%	0.34%		0.34%	0.35%		0.34%

Net investment income	1.90%	1.46%		1.98%	2.61%		2.39%

Supplemental Data
Net assets, end of year (000)	$96,331	$144,418		$161,624	$121,421		$126,483

Portfolio turnover rate of the Master Portfolio(h)	161%	175%		186%	158%		274%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	93%	89%		101%	97%		162%

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor P

							Period from
	Year Ended	Year Ended		Year Ended	Year Ended		08/06/18	(a)
	12/31/22	12/31/21		12/31/20	12/31/19		to 12/31/18

Net asset value, beginning of period	$10.48	$10.89		$10.39	$9.85		$9.83

Net investment income(b)	0.18	0.16		0.21	0.27		0.10
Net realized and unrealized gain (loss)	(1.57)		(0.39)	0.55	0.54		0.03

Net increase (decrease) from investment operations	(1.39)		(0.23)	0.76	0.81		0.13

Distributions(c)
From net investment income	(0.20)		(0.18)	(0.24)	(0.27)			(0.11)
From net realized gain	—	(0.00	)(d)	(0.02)	—		—
Return of capital	—	(0.00	)(d)	—	—		(0.00	)(d)

Total distributions	(0.20)		(0.18)	(0.26)	(0.27)			(0.11)

Net asset value, end of period	$8.89	$10.48		$10.89	$10.39		$9.85

Total Return(e)
Based on net asset value	(13.31)%		(2.09)%	7.34%	8.32	%(f)	1.30	%(g)

Ratios to Average Net Assets(h)(i)
Total expenses	0.35%		0.34%	0.34%	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed	0.35%		0.34%	0.34%	0.35%		0.34	%(j)

Net investment income	1.91%		1.50%	1.95%	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$7,148	$8,461		$7,045	$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)	161%		175%	186%	158%			274%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	08/06/18	(a)
	12/31/22	12/31/21	12/31/20	12/31/19	to 12/31/18

Portfolio turnover rate (excluding MDRs)	93%	89%	101%	97%		162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Net asset value, beginning of year	$10.49	$10.90		$10.40	$9.85		$10.13

Net investment income(a)	0.21	0.19		0.25	0.29		0.27
Net realized and unrealized gain (loss)	(1.57)	(0.39)		0.54	0.56		(0.28)

Net increase (decrease) from investment operations	(1.36)	(0.20)		0.79	0.85		(0.01)

Distributions(b)
From net investment income	(0.23)	(0.21)		(0.27)	(0.30)		(0.27)
From net realized gain	—	(0.00	)(c)	(0.02)	—		—
Return of capital	—	(0.00	)(c)	—	—		(0.00	)(c)

Total distributions	(0.23)	(0.21)		(0.29)	(0.30)		(0.27)

Net asset value, end of year	$8.90	$10.49		$10.90	$10.40		$9.85

Total Return(d)
Based on net asset value	(13.03)%	(1.80)%		7.64%	8.71	%(e)	(0.08)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.05%	0.04%		0.04%	0.05%		0.04%

Total expenses after fees waived and/or reimbursed	0.05%	0.04%		0.04%	0.05%		0.04%

Net investment income	2.23%	1.80%		2.29%	2.89%		2.71%

Supplemental Data
Net assets, end of year (000)	$1,875,627	$2,014,141		$2,165,698	$1,730,754		$1,027,621

Portfolio turnover rate of the Master Portfolio(h)	161%	175%		186%	158%		274%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	93%	89%		101%	97%		162%

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2022, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees,

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements   (continued)

distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor P	Class K

Administration fees - class specific	0.06%	0.06%	0.06%	0.01%

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor P	Class K	Total

Administration fees — class specific	$177,602	$70,707	$4,576	$183,912	$436,797

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2022, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Investor A	0.25%
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor P	Total

iShares U.S. Aggregate Bond Index Fund	$294,613	$19,067	$ 313,680

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $1,713.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $12,236.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to distributions paid in excess of taxable income and the timing and recognition of partnership income were reclassified to the following accounts:

		iShares U.S. Aggregate Bond Index Fund

Paid-in capital	$	9,933,697
Accumulated earnings (loss)		(9,933,697)

The tax character of distributions paid was as follows:

	Year Ended	Year Ended
Fund Name	12/31/22	12/31/21

iShares U.S. Aggregate Bond Index Fund
Ordinary income	$55,058,929	$53,484,827
Long-term capital gains	—	28,801
Return of capital	—	97,789

	$55,058,929	$53,611,417

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

	Non-Expiring
	Capital Loss	Net Unrealized
Fund Name	Carryforwards(a)	Gains (Losses)(b)	Total

iShares U.S. Aggregate Bond Index Fund	$(45,730,483)	$(292,605,459)	$(338,335,942)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the timing and recognition of partnership income.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares U.S. Aggregate Bond Index Fund	$3,145,041,955	$4,782,261	$(299,421,749)	$(294,639,488)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund
Institutional
Shares sold	23,599,200	$220,083,866	18,015,453	$190,881,809
Shares issued in reinvestment of distributions	739,207	6,926,315	757,112	8,006,609
Shares redeemed	(36,418,384)	(345,826,812)	(12,871,825)	(136,378,482)

	(12,079,977)	$(118,816,631)	5,900,740	$62,509,936

Investor A
Shares sold	2,719,233	$25,927,139	6,012,661	$63,679,017
Shares issued in reinvestment of distributions	265,851	2,486,947	250,003	2,644,033
Shares redeemed	(5,934,097)	(55,844,289)	(7,328,064)	(77,850,649)

	(2,949,013)	$(27,430,203)	(1,065,400)	$(11,527,599)

Investor P
Shares sold	225,782	$2,110,100	407,308	$4,312,350
Shares issued in reinvestment of distributions	17,192	160,295	12,593	133,146
Shares redeemed	(246,653)	(2,312,593)	(259,620)	(2,748,562)

	(3,679)	$(42,198)	160,281	$1,696,934

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements   (continued)

	Year Ended 12/31/22		Year Ended 12/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund (continued)
Class K
Shares sold	81,235,119	$765,739,651	84,630,081	$897,544,385
Shares issued in reinvestment of distributions	4,736,235	44,142,478	3,821,704	40,454,247
Shares redeemed	(67,276,247)	(643,767,525)	(95,183,822)	(1,007,184,324)

	18,695,107	$166,114,604	(6,732,037)	$(69,185,692)

	3,662,438	$19,825,572	(1,736,416)	$(16,506,421)

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest

iShares U.S. Aggregate Bond Index Fund	$16,922,505

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends

iShares U.S. Aggregate Bond Index Fund	$54,930,461

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends

iShares U.S. Aggregate Bond Index Fund	$53,066,237

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2022	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

U.S. Treasury Obligations	41.0%
U.S. Government Sponsored Agency Securities	29.7
Corporate Bonds	25.3
Foreign Agency Obligations	2.1
Non-Agency Mortgage-Backed Securities	1.0
Other*	0.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(d)	73.7%
AA/Aa	2.9
A	11.5
BBB/Baa	11.9
BB/Ba	—(c)
N/R	—(c)

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

M A S T E R P O R T F O L I O I N F O R M A T I O N	21

Schedule of Investments December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/27	$1,698	$1,648,261
BA Credit Card Trust, Series 2021, Class A1, 0.44%, 09/15/26	854	804,990
Carmax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25	285	275,457
Series 2021-1, Class A4, 0.53%, 10/15/26	178	162,850
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A3, 1.49%, 12/16/24	8	7,619
Series 2020-2, Class A4, 1.74%, 08/18/25	403	389,568
Honda Auto Receivables Owner Trust,
Series 2020-2, Class A4, 1.09%, 10/15/26	850	823,059
Toyota Auto Receivables Owner Trust
Series 2021-B, Class A3, 0.26%, 11/17/25	638	613,451
Series 2021-B, Class A4, 0.53%, 10/15/26	427	389,785
Verizon Master Trust, Series 2021-1, Class A, 0.50%, 05/20/27	488	458,401

Total Asset-Backed Securities — 0.3% (Cost: $5,847,242)		5,573,441

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc.
4.75%, 03/30/30(a)	171	161,321
3.38%, 03/01/41	71	49,818
Omnicom Group, Inc.
2.45%, 04/30/30	121	100,215
2.60%, 08/01/31(a)	68	55,639
Omnicom Group, Inc./Omnicom Capital, Inc.(a)
3.65%, 11/01/24	70	68,629
3.60%, 04/15/26	87	83,457

		519,079

Aerospace & Defense — 0.6%
3M Co.
2.00%, 02/14/25(a)	171	161,953
3.00%, 08/07/25(a)	87	83,374
2.88%, 10/15/27(a)	130	119,973
3.38%, 03/01/29(a)	211	194,384
2.38%, 08/26/29(a)	169	143,336
3.13%, 09/19/46	87	59,576
3.63%, 10/15/47	104	77,386
3.25%, 08/26/49(a)	75	52,082
3.70%, 04/15/50(a)	87	66,596
Boeing Co.
1.43%, 02/04/24	427	409,197
4.88%, 05/01/25(a)	341	338,389
2.75%, 02/01/26	171	158,470
2.20%, 02/04/26(a)	427	387,956
3.10%, 05/01/26	171	160,905
2.70%, 02/01/27(a)	80	72,213
2.80%, 03/01/27	171	154,300
5.04%, 05/01/27(a)	341	337,241
3.20%, 03/01/29	341	299,020
2.95%, 02/01/30(a)	100	84,692
6.13%, 02/15/33(a)	74	75,203
3.25%, 02/01/35	275	209,137
5.71%, 05/01/40(a)	341	325,165
3.38%, 06/15/46	87	56,528

Security	Par (000)	Value

Aerospace & Defense (continued)
Boeing Co. (continued)
3.85%, 11/01/48	$171	$117,374
3.90%, 05/01/49	130	91,281
3.75%, 02/01/50(a)	243	166,834
5.81%, 05/01/50	300	278,153
5.93%, 05/01/60	427	388,973
Carlisle Cos., Inc., 2.75%, 03/01/30(a)	189	157,265
Eaton Corp.(a)
3.10%, 09/15/27	118	109,768
4.15%, 11/02/42	87	74,349
General Dynamics Corp.
3.25%, 04/01/25(a)	87	84,299
3.50%, 05/15/25	171	166,590
1.15%, 06/01/26(a)	78	69,252
2.13%, 08/15/26(a)	87	79,879
3.75%, 05/15/28	87	82,696
2.25%, 06/01/31(a)	61	51,024
4.25%, 04/01/40	171	156,010
2.85%, 06/01/41	83	61,379
4.25%, 04/01/50(a)	87	77,171
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	71	58,522
Illinois Tool Works, Inc.
4.88%, 09/15/41	181	174,653
3.90%, 09/01/42(a)	75	63,705
L3Harris Technologies, Inc.
3.83%, 04/27/25(a)	87	84,486
4.40%, 06/15/28(a)	171	163,684
4.40%, 06/15/28	87	83,278
2.90%, 12/15/29(a)	121	103,213
1.80%, 01/15/31	158	121,256
Lockheed Martin Corp.
3.55%, 01/15/26(a)	194	188,452
5.10%, 11/15/27(a)	35	35,771
3.90%, 06/15/32(a)	58	54,653
5.25%, 01/15/33(a)	50	51,551
3.60%, 03/01/35(a)	65	57,693
4.50%, 05/15/36(a)	141	134,549
4.07%, 12/15/42(a)	189	163,497
4.70%, 05/15/46	130	120,110
4.09%, 09/15/52(a)	87	72,859
4.15%, 06/15/53	140	118,739
5.70%, 11/15/54(a)	110	115,254
4.30%, 06/15/62	40	33,601
5.90%, 11/15/63(a)	40	42,943
Northrop Grumman Corp.
2.93%, 01/15/25	171	163,989
3.25%, 01/15/28	341	314,487
4.40%, 05/01/30	171	164,090
4.75%, 06/01/43	151	139,502
4.03%, 10/15/47	257	212,971
Parker-Hannifin Corp.
3.65%, 06/15/24(a)	200	195,690
4.25%, 09/15/27(a)	70	67,914
3.25%, 06/14/29	341	304,512
4.50%, 09/15/29(a)	100	95,825
4.20%, 11/21/34(a)	87	78,377
4.10%, 03/01/47	87	69,348
4.00%, 06/14/49	87	68,755
Raytheon Technologies Corp.
3.95%, 08/16/25	171	167,057

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp. (continued)
3.50%, 03/15/27(a)	$171	$162,846
3.13%, 05/04/27(a)	171	159,238
4.13%, 11/16/28	211	201,950
2.25%, 07/01/30(a)	246	204,707
1.90%, 09/01/31	171	134,253
4.45%, 11/16/38	87	79,024
4.88%, 10/15/40	87	81,175
4.70%, 12/15/41	74	66,691
4.15%, 05/15/45	87	72,527
3.75%, 11/01/46	130	100,335
4.35%, 04/15/47	171	145,432
4.05%, 05/04/47	87	71,342
4.63%, 11/16/48(a)	214	192,829
3.13%, 07/01/50(a)	227	158,907
2.82%, 09/01/51(a)	87	56,355
Teledyne Technologies, Inc., 2.75%, 04/01/31(a)	171	139,827
Textron, Inc., 3.00%, 06/01/30(a)	171	145,320
Trane Technologies Global Holding Co. Ltd., 4.30%, 02/21/48	87	66,827
Trane Technologies Luxembourg Finance SA(a)
3.55%, 11/01/24	87	84,772
4.65%, 11/01/44	30	25,244
4.50%, 03/21/49	87	70,491

		12,744,451

Air Freight & Logistics — 0.0%
JB Hunt Transport Services, Inc., 3.88%, 03/01/26(a)	171	165,582

Airlines — 0.1%
American Airlines Pass-Through Trust(a)
Series 2016-2, Class AA, 3.20%, 12/15/29	63	54,285
Series 2019-1, Class AA, 3.15%, 08/15/33	148	122,327
Series 2021-1, Class A, 2.88%, 01/11/36	171	137,609
Continental Airlines Pass-Through Trust,
Series 2012-2 A, Class A, 4.00%, 04/29/26(a)	48	45,823
JetBlue Pass-Through Trust, Series AA, Class AA, 2.75%, 11/15/33	140	115,070
Southwest Airlines Co.
5.25%, 05/04/25(a)	267	267,993
5.13%, 06/15/27(a)	213	210,309
2.63%, 02/10/30	191	158,477
United Airlines Pass-Through Trust
Series 2012-1 A, Class A, 4.15%, 10/11/25	27	25,782
Series 2013-1, Class A, 4.30%, 02/15/27(a)	42	39,271
Series 2016-1, Class AA, 3.10%, 01/07/30(a)	64	57,737
Series 2019-1, Class AA, 2.70%, 11/01/33	204	164,865
Series 2020-1, Class A, 5.88%, 10/15/27(a)	243	239,238

		1,638,786

Auto Components — 0.0%
Aptiv PLC
4.40%, 10/01/46	87	64,399
3.10%, 12/01/51	171	101,059
Aptiv PLC/Aptiv Corp.(a)
3.25%, 03/01/32	102	83,432
4.15%, 05/01/52	87	62,598
BorgWarner, Inc.
3.38%, 03/15/25	70	67,059
2.65%, 07/01/27	156	138,773

Security	Par (000)	Value

Auto Components (continued)
Lear Corp.
2.60%, 01/15/32(a)	$71	$53,418
5.25%, 05/15/49	87	71,231
3.55%, 01/15/52(a)	74	44,963
Magna International, Inc., 2.45%, 06/15/30	60	49,580

		736,512

Automobiles — 0.4%
Advance Auto Parts, Inc., 3.50%, 03/15/32(a)	70	57,429
American Honda Finance Corp.
2.40%, 06/27/24(a)	171	164,753
0.75%, 08/09/24(a)	74	69,180
2.15%, 09/10/24	171	163,146
1.50%, 01/13/25(a)	87	81,397
1.30%, 09/09/26	71	62,649
2.35%, 01/08/27(a)	87	78,977
2.00%, 03/24/28(a)	93	80,124
2.25%, 01/12/29(a)	87	74,620
AutoNation, Inc.
1.95%, 08/01/28	74	59,012
2.40%, 08/01/31	78	56,083
3.85%, 03/01/32(a)	80	63,854
AutoZone, Inc., 4.75%, 08/01/32	100	96,918
Cummins, Inc.(a)
0.75%, 09/01/25	87	78,441
2.60%, 09/01/50	87	53,860
General Motors Co.
4.00%, 04/01/25(a)	341	332,577
4.20%, 10/01/27(a)	171	160,796
6.80%, 10/01/27(a)	104	107,950
5.40%, 10/15/29(a)	65	62,029
5.60%, 10/15/32(a)	100	92,900
5.00%, 04/01/35	130	111,943
6.60%, 04/01/36(a)	87	85,208
5.15%, 04/01/38(a)	87	75,053
5.20%, 04/01/45	171	138,984
6.75%, 04/01/46(a)	133	127,508
5.95%, 04/01/49(a)	112	97,610
General Motors Financial Co., Inc.
5.10%, 01/17/24(a)	171	170,324
1.05%, 03/08/24(a)	71	67,422
3.95%, 04/13/24(a)	171	167,630
1.20%, 10/15/24	105	97,205
4.00%, 01/15/25	87	84,415
2.90%, 02/26/25(a)	114	107,976
2.75%, 06/20/25(a)	169	158,201
4.30%, 07/13/25(a)	171	165,608
6.05%, 10/10/25	380	386,514
5.25%, 03/01/26(a)	179	176,217
1.50%, 06/10/26	171	148,504
4.35%, 01/17/27(a)	87	82,666
2.35%, 02/26/27(a)	171	149,337
5.00%, 04/09/27(a)	200	193,734
2.70%, 08/20/27	171	149,480
2.40%, 04/10/28(a)	89	74,855
2.40%, 10/15/28(a)	168	139,307
5.65%, 01/17/29(a)	87	85,456
3.60%, 06/21/30(a)	90	75,741
2.70%, 06/10/31(a)	122	93,473
3.10%, 01/12/32(a)	75	58,766

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
Honda Motor Co. Ltd., 2.97%, 03/10/32(a)	$133	$113,937
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31	104	128,211
PACCAR Financial Corp.
3.15%, 06/13/24	160	156,228
0.50%, 08/09/24(a)	72	67,050
3.55%, 08/11/25(a)	270	261,671
4.95%, 10/03/25	80	80,355
1.10%, 05/11/26(a)	110	98,014
2.00%, 02/04/27	75	67,678
Toyota Motor Corp.
0.68%, 03/25/24(a)	87	82,524
2.36%, 07/02/24(a)	87	83,712
1.34%, 03/25/26(a)	87	78,043
2.76%, 07/02/29	65	57,543
2.36%, 03/25/31	87	73,326
Toyota Motor Credit Corp.
0.50%, 06/18/24(a)	171	160,421
0.63%, 09/13/24(a)	155	144,242
4.40%, 09/20/24(a)	100	99,057
1.45%, 01/13/25(a)	171	160,106
3.95%, 06/30/25(a)	85	83,211
3.65%, 08/18/25	80	77,730
5.40%, 11/10/25(a)	100	101,538
1.13%, 06/18/26	210	185,527
1.90%, 01/13/27(a)	171	152,586
3.05%, 03/22/27(a)	171	159,432
4.55%, 09/20/27(a)	100	98,622
1.90%, 04/06/28(a)	189	164,332
3.65%, 01/08/29(a)	171	160,120
4.45%, 06/29/29(a)	100	97,906
2.15%, 02/13/30(a)	87	73,196
1.90%, 09/12/31	121	95,535

		8,827,685

Banks — 1.6%
Banco Bilbao Vizcaya Argentaria SA, (1 year CMT + 2.30%), 5.86%, 09/14/26(b)	200	199,938
Bank of Montreal
2.15%, 03/08/24(a)	133	128,672
2.50%, 06/28/24(a)	171	164,664
0.63%, 07/09/24(a)	171	159,806
2.65%, 03/08/27(a)	133	121,469
(5 year CMT + 1.40%), 3.09%, 01/10/37(b)	241	182,221
(5 year USD Swap + 1.43%), 3.80%, 12/15/32(a)(b)	87	76,605
Series E, 3.30%, 02/05/24(a)	281	275,733
Bank of New York Mellon Corp., (1 day SOFR + 1.80%), 5.80%, 10/25/28(a)	80	82,724
Barclays PLC, (1 year CMT + 3.50%), 7.44%, 11/02/33(a)	200	209,560
BPCE SA, 4.00%, 04/15/24(a)	250	245,774
Canadian Imperial Bank of Commerce
1.00%, 10/18/24(a)	171	159,477
3.95%, 08/04/25(a)	100	97,668
0.95%, 10/23/25(a)	124	111,429
1.25%, 06/22/26	341	299,337
Citibank N.A., 3.65%, 01/23/24	500	493,127
Citigroup, Inc., 6.27%, 11/17/33	200	206,328
Citizens Bank NA/Providence RI(b)
(1 day SOFR + 1.40%), 4.12%, 05/23/25(a)	340	332,696

Security	Par (000)	Value

Banks (continued)
Citizens Bank NA/Providence RI(b) (continued)
(1 day SOFR + 2.00%), 4.58%, 08/09/28	$340	$328,253
Citizens Financial Group, Inc.
2.85%, 07/27/26(a)	257	237,647
2.50%, 02/06/30	61	49,574
(5 year CMT + 2.75%), 5.64%, 05/21/37(a)(b)	61	56,698
Comerica, Inc., 4.00%, 02/01/29(a)	171	160,130
Cooperatieve Rabobank UA(a)
3.38%, 05/21/25	500	484,342
4.38%, 08/04/25	500	488,026
5.25%, 05/24/41	176	176,115
Credit Suisse AG/New York
3.70%, 02/21/25	270	248,965
5.00%, 07/09/27	250	227,862
Discover Bank, 3.45%, 07/27/26	250	230,196
Fifth Third Bancorp
4.30%, 01/16/24	87	86,091
3.65%, 01/25/24	171	168,414
2.55%, 05/05/27	121	108,633
8.25%, 03/01/38(a)	75	92,812
(1 day SOFR + 0.69%), 1.71%, 11/01/27(a)(b)	171	151,672
(1 day SOFR + 1.36%), 4.06%, 04/25/28(a)(b)	61	57,836
(1 day SOFR + 1.66%), 4.34%, 04/25/33(a)(b)	61	55,733
(1 day SOFR + 2.13%), 4.77%, 07/28/30(b)	100	95,373
(1 day SOFR + 2.19%), 6.36%, 10/27/28(b)	100	102,889
First Republic Bank, 4.63%, 02/13/47(a)	250	194,000
First-Citizens Bank & Trust Co., 6.13%, 03/09/28	75	76,220
HSBC Bank USA NA, 7.00%, 01/15/39	250	269,321
Huntington Bancshares, Inc.
2.63%, 08/06/24	133	127,654
4.00%, 05/15/25	171	166,452
(1 day SOFR + 1.97%), 4.44%, 08/04/28(a)(b)	260	247,656
(1 day SOFR + 2.05%), 5.02%, 05/17/33(b)	73	69,308
Huntington National Bank, (1 day SOFR + 1.65%), 4.55%, 05/17/28(b)	280	270,163
ING Groep NV
3.95%, 03/29/27(a)	250	236,785
(1 day SOFR + 1.01%), 1.73%, 04/01/27(a)(b)	350	308,868
(1 day SOFR + 1.83%), 4.02%, 03/28/28(b)	211	197,302
KeyBank NA/Cleveland OH, 5.85%, 11/15/27	250	258,045
KeyCorp.
2.25%, 04/06/27(a)	87	77,008
2.55%, 10/01/29(a)	87	73,282
(1 day SOFR + 1.25%), 3.88%, 05/23/25(b)	65	63,600
(1 day SOFR + 2.06%), 4.79%, 06/01/33(a)(b)	105	99,140
M&T Bank Corp., (3 mo. SOFR + 1.78%), 4.55%, 08/16/28(a)(b)	100	97,397
Manufacturers & Traders Trust Co., 5.40%, 11/21/25	340	341,783
Morgan Stanley
6.14%, 10/16/26(a)	400	408,534
6.34%, 10/18/33	200	209,561
National Bank of Canada, (1 day SOFR + 1.01%), 3.75%, 06/09/25(a)(b)	340	330,414
Northern Trust Corp., 6.13%, 11/02/32(a)	130	137,077
PNC Bank NA
2.95%, 02/23/25	250	240,241
3.88%, 04/10/25(a)	250	243,139
4.05%, 07/26/28(a)	300	282,275
PNC Financial Services Group, Inc.
3.90%, 04/29/24(a)	341	336,821

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
PNC Financial Services Group, Inc. (continued)
2.20%, 11/01/24(a)	$75	$71,660
1.15%, 08/13/26(a)	171	150,099
5.35%, 12/02/28	135	136,063
3.45%, 04/23/29(a)	341	311,697
2.55%, 01/22/30(a)	171	145,074
(1 day SOFR + 0.98%), 2.31%, 04/23/32(a)(b)	171	138,329
Regions Financial Corp.
2.25%, 05/18/25	341	318,668
1.80%, 08/12/28(a)	341	289,285
Royal Bank of Canada
2.55%, 07/16/24(a)	171	164,976
3.97%, 07/26/24	95	93,618
0.65%, 07/29/24	341	318,299
5.66%, 10/25/24	100	101,145
2.25%, 11/01/24	257	244,983
3.38%, 04/14/25	79	76,340
0.88%, 01/20/26	341	302,751
4.65%, 01/27/26(a)	121	119,384
1.20%, 04/27/26	281	249,845
1.15%, 07/14/26	171	150,569
1.40%, 11/02/26	76	66,677
2.05%, 01/21/27(a)	87	78,573
3.63%, 05/04/27(a)	79	75,081
4.24%, 08/03/27(a)	100	97,407
6.00%, 11/01/27(a)	100	104,244
3.88%, 05/04/32(a)	79	71,935
Santander Holdings USA, Inc.(a)
3.24%, 10/05/26	341	316,471
(1 day SOFR + 1.25%), 2.49%, 01/06/28(b)	140	120,118
(1 day SOFR + 2.33%), 5.81%, 09/09/26(b)	340	337,435
Santander U.K. Group Holdings PLC(b)
(1 day SOFR + 1.22%), 2.47%, 01/11/28	200	170,792
(1 day SOFR + 2.75%), 6.83%, 11/21/26(a)	300	303,876
State Street Corp.(a)
5.75%, 11/04/26	45	46,063
5.82%, 11/04/28	60	61,961
SVB Financial Group
1.80%, 10/28/26	155	135,625
1.80%, 02/02/31(a)	79	57,633
(1 day SOFR + 1.71%), 4.35%, 04/29/28(a)(b)	146	138,063
(1 day SOFR + 1.97%), 4.57%, 04/29/33(a)(b)	146	129,179
Synchrony Bank, 5.63%, 08/23/27	250	243,608
Toronto-Dominion Bank
0.55%, 03/04/24	257	244,066
2.35%, 03/08/24	133	129,020
2.65%, 06/12/24(a)	87	84,160
0.70%, 09/10/24	189	175,891
4.29%, 09/13/24	200	197,655
1.25%, 12/13/24	171	159,110
1.45%, 01/10/25(a)	87	81,013
3.77%, 06/06/25	100	97,045
0.75%, 01/06/26	307	271,457
1.20%, 06/03/26	307	270,703
1.25%, 09/10/26	189	165,263
1.95%, 01/12/27	87	77,519
2.80%, 03/10/27	133	121,974
4.11%, 06/08/27(a)	100	96,665
4.69%, 09/15/27	200	197,714
2.00%, 09/10/31	189	148,816
2.45%, 01/12/32	87	70,465

Security	Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (continued)
3.20%, 03/10/32	$133	$114,509
4.46%, 06/08/32	55	52,424
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(a)(b)	87	80,132
Truist Bank, 3.80%, 10/30/26	250	236,398
Truist Financial Corp.
2.50%, 08/01/24	341	327,657
2.85%, 10/26/24(a)	87	83,891
1.13%, 08/03/27(a)	155	130,664
1.95%, 06/05/30(a)	141	113,268
6.12%, 10/28/33(a)	100	105,210
(1 day SOFR + 0.86%), 1.89%, 06/07/29(a)(b)	171	143,132
(1 day SOFR + 1.37%), 4.12%, 06/06/28(a)(b)	65	62,210
(1 day SOFR + 1.46%), 4.26%, 07/28/26(a)(b)	100	98,256
(1 day SOFR + 1.63%), 5.90%, 10/28/26(b)	100	102,230
(1 day SOFR + 2.24%), 4.92%, 07/28/33(b)	100	93,799
U.S. Bancorp
2.40%, 07/30/24(a)	171	164,389
5.73%, 10/21/26(a)	70	71,296
3.90%, 04/26/28(a)	341	327,023
1.38%, 07/22/30	341	263,557
5.85%, 10/21/33(a)	200	207,628
(1 day SOFR + 0.73%), 2.22%, 01/27/28(b)	87	78,201
(1 day SOFR + 1.02%), 2.68%, 01/27/33(a)(b)	87	71,506
(1 day SOFR + 1.66%), 4.55%, 07/22/28(b)	160	156,258
(1 day SOFR + 2.11%), 4.97%, 07/22/33(a)(b)	175	166,036
(5 year CMT + 0.95%), 2.49%, 11/03/36(b)	121	92,078
Series V, 2.38%, 07/22/26(a)	87	80,278
U.S. Bank NA
3.40%, 07/24/23	228	225,918
2.80%, 01/27/25	500	481,726
Wells Fargo & Co.
4.48%, 01/16/24(a)	87	86,336
3.75%, 01/24/24(a)	341	336,367
3.30%, 09/09/24(a)	130	126,160
3.00%, 02/19/25(a)	62	59,391
3.55%, 09/29/25(a)	171	164,447
3.00%, 04/22/26(a)	300	280,593
4.10%, 06/03/26(a)	345	334,047
3.00%, 10/23/26(a)	300	277,265
4.30%, 07/22/27(a)	257	247,318
4.15%, 01/24/29(a)	171	160,728
5.38%, 11/02/43(a)	155	144,100
5.61%, 01/15/44(a)	114	110,522
4.65%, 11/04/44(a)	270	227,279
3.90%, 05/01/45	197	151,736
4.90%, 11/17/45(a)	257	221,244
4.40%, 06/14/46	244	195,987
4.75%, 12/07/46(a)	275	230,298
(1 day SOFR + 0.51%), 0.81%, 05/19/25(a)(b)	117	109,647
(1 day SOFR + 1.09%), 2.41%, 10/30/25(a)(b)	171	161,711
(1 day SOFR + 1.26%), 2.57%, 02/11/31(a)(b)	257	212,813
(1 day SOFR + 1.32%), 3.91%, 04/25/26(a)(b)	274	266,303
(1 day SOFR + 1.50%), 3.35%, 03/02/33(a)(b)	87	73,289
(1 day SOFR + 1.51%), 3.53%, 03/24/28(b)	563	521,339
(1 day SOFR + 1.56%), 4.54%, 08/15/26(b)	155	151,894
(1 day SOFR + 1.98%), 4.81%, 07/25/28(a)(b)	210	205,106
(1 day SOFR + 2.00%), 2.19%, 04/30/26(b)	511	475,566
(1 day SOFR + 2.10%), 2.39%, 06/02/28(b)	155	136,801
(1 day SOFR + 2.10%), 4.90%, 07/25/33(b)	500	474,767

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. (continued)
(1 day SOFR + 2.13%), 4.61%, 04/25/53(b)	$389	$329,371
(1 day SOFR + 2.53%), 3.07%, 04/30/41(b)	341	243,232
(1 day SOFR + 4.03%), 4.48%, 04/04/31(b)	341	319,655
(1 day SOFR + 4.50%), 5.01%, 04/04/51(b)	333	293,332
(3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26(a)(b)	257	239,584
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(b)	229	212,416
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(b)	257	238,623
(3 mo. SOFR + 1.43%), 2.88%, 10/30/30(a)(b)	341	289,647
Wells Fargo Bank N.A., 6.60%, 01/15/38(a)	250	270,097
Westpac Banking Corp.
1.02%, 11/18/24	89	82,809
2.35%, 02/19/25(a)	87	82,548
2.85%, 05/13/26	87	81,591
1.15%, 06/03/26	171	150,982
4.04%, 08/26/27(a)	200	194,758
5.46%, 11/18/27	250	255,317
3.40%, 01/25/28(a)	87	81,043
1.95%, 11/20/28	171	145,417
2.65%, 01/16/30(a)	138	119,936
2.15%, 06/03/31(a)	240	199,200
4.42%, 07/24/39	171	141,148
3.13%, 11/18/41	59	38,917
(1 year CMT + 2.68%), 5.41%, 08/10/33(b)	100	93,372
(5 year CMT + 1.35%), 2.89%, 02/04/30(b)	214	196,191
(5 year CMT + 1.53%), 3.02%, 11/18/36(b)	81	60,221
(5 year CMT + 1.75%), 2.67%, 11/15/35(b)	87	64,663
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(a)(b)	130	122,351

		35,861,746

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26	384	369,564
4.70%, 02/01/36(a)	597	563,832
4.90%, 02/01/46(a)	682	619,989
Anheuser-Busch InBev Finance, Inc.(a)
4.63%, 02/01/44	112	100,660
4.90%, 02/01/46	87	79,090
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28(a)	171	162,752
4.75%, 01/23/29(a)	597	589,294
3.50%, 06/01/30(a)	297	270,367
4.38%, 04/15/38(a)	171	152,859
8.20%, 01/15/39(a)	197	246,135
5.45%, 01/23/39(a)	171	170,625
4.35%, 06/01/40(a)	171	150,266
4.95%, 01/15/42(a)	87	81,583
4.60%, 04/15/48(a)	363	315,429
4.44%, 10/06/48	109	93,089
5.80%, 01/23/59(a)	171	174,910
Brown-Forman Corp., 4.00%, 04/15/38	87	76,199
Coca-Cola Co.
2.90%, 05/25/27(a)	87	81,775
1.50%, 03/05/28(a)	171	147,236
2.13%, 09/06/29(a)	171	146,212
3.45%, 03/25/30(a)	87	80,905
2.00%, 03/05/31	158	130,296
2.25%, 01/05/32(a)	291	244,084

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co. (continued)
2.50%, 06/01/40	$171	$124,604
2.88%, 05/05/41	87	66,342
2.60%, 06/01/50(a)	171	113,265
3.00%, 03/05/51(a)	140	101,797
2.50%, 03/15/51	257	166,279
2.75%, 06/01/60(a)	75	50,069
Coca-Cola Femsa SAB de CV
2.75%, 01/22/30(a)	345	297,304
1.85%, 09/01/32	218	163,950
Constellation Brands, Inc.
3.60%, 05/09/24	61	59,796
4.75%, 12/01/25(a)	171	170,388
3.70%, 12/06/26(a)	130	123,615
3.50%, 05/09/27(a)	171	160,097
3.15%, 08/01/29(a)	171	149,857
2.25%, 08/01/31(a)	326	258,973
4.10%, 02/15/48(a)	87	69,291
3.75%, 05/01/50	87	65,108
Diageo Capital PLC
5.20%, 10/24/25(a)	200	202,545
3.88%, 04/29/43	194	159,157
Diageo Investment Corp., 4.25%, 05/11/42(a)	87	76,312
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	200	163,287
3.50%, 01/16/50(a)	220	152,295
Keurig Dr. Pepper, Inc.
0.75%, 03/15/24(a)	72	68,347
4.42%, 05/25/25	60	59,320
3.95%, 04/15/29	65	60,462
3.20%, 05/01/30(a)	87	75,816
2.25%, 03/15/31(a)	87	69,865
4.05%, 04/15/32(a)	71	64,585
4.42%, 12/15/46	87	71,453
3.80%, 05/01/50	87	65,329
3.35%, 03/15/51	87	59,725
4.50%, 04/15/52	72	59,993
Molson Coors Beverage Co.
3.00%, 07/15/26(a)	200	185,610
5.00%, 05/01/42	100	88,698
4.20%, 07/15/46(a)	87	67,457
PepsiCo, Inc.
3.60%, 03/01/24(a)	87	85,930
2.25%, 03/19/25(a)	410	390,263
2.75%, 04/30/25	171	163,509
3.50%, 07/17/25(a)	87	84,697
2.85%, 02/24/26	87	82,626
2.38%, 10/06/26(a)	171	159,089
3.00%, 10/15/27(a)	87	81,584
3.60%, 02/18/28	50	47,871
2.63%, 07/29/29(a)	171	150,810
2.75%, 03/19/30	341	301,937
1.63%, 05/01/30	104	84,591
1.40%, 02/25/31(a)	206	162,267
1.95%, 10/21/31	169	136,563
3.90%, 07/18/32(a)	70	66,002
2.63%, 10/21/41(a)	87	64,375
3.45%, 10/06/46(a)	289	231,065
3.38%, 07/29/49	75	59,084
2.88%, 10/15/49	87	62,156

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo, Inc. (continued)
3.63%, 03/19/50	$121	$98,806
2.75%, 10/21/51(a)	257	177,724
4.20%, 07/18/52	25	22,760

		11,651,851

Biotechnology — 0.3%
Amgen, Inc.
3.63%, 05/22/24(a)	87	85,281
3.13%, 05/01/25(a)	130	124,749
2.60%, 08/19/26(a)	124	114,572
4.05%, 08/18/29(a)	330	308,393
2.00%, 01/15/32(a)	240	187,560
3.35%, 02/22/32	73	63,756
4.20%, 03/01/33(a)	330	305,292
3.15%, 02/21/40	171	125,929
2.80%, 08/15/41	189	130,941
4.95%, 10/01/41(a)	341	311,785
5.15%, 11/15/41	87	81,153
4.56%, 06/15/48	87	74,283
3.38%, 02/21/50(a)	171	118,871
3.00%, 01/15/52(a)	240	153,177
4.20%, 02/22/52	60	47,580
4.88%, 03/01/53	55	48,778
2.77%, 09/01/53(a)	71	42,731
4.40%, 02/22/62	275	217,572
Baxalta, Inc.
4.00%, 06/23/25	240	233,741
5.25%, 06/23/45	78	74,535
Biogen, Inc.
4.05%, 09/15/25	103	100,124
2.25%, 05/01/30	138	112,427
3.15%, 05/01/50	193	125,458
3.25%, 02/15/51	104	69,603
Bio-Rad Laboratories, Inc.(a)
3.30%, 03/15/27	60	55,450
3.70%, 03/15/32	67	57,387
Gilead Sciences, Inc.
3.70%, 04/01/24(a)	300	294,937
3.50%, 02/01/25	200	193,650
3.65%, 03/01/26(a)	227	218,843
2.95%, 03/01/27(a)	87	80,934
1.20%, 10/01/27(a)	62	52,579
1.65%, 10/01/30(a)	183	145,114
4.60%, 09/01/35(a)	231	219,411
2.60%, 10/01/40(a)	100	69,769
5.65%, 12/01/41(a)	181	184,653
4.80%, 04/01/44	189	173,312
4.75%, 03/01/46(a)	257	231,281
4.15%, 03/01/47	197	162,706
Illumina, Inc.
5.80%, 12/12/25	100	100,680
5.75%, 12/13/27	100	101,246
2.55%, 03/23/31	155	124,088
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	140	108,132
2.80%, 09/15/50(a)	144	89,310
Royalty Pharma PLC
1.20%, 09/02/25	171	153,035
1.75%, 09/02/27(a)	257	217,523

Security	Par (000)	Value

Biotechnology (continued)
Royalty Pharma PLC (continued)
2.15%, 09/02/31	$59	$44,618
3.30%, 09/02/40	171	118,679
3.35%, 09/02/51	87	53,632

		6,509,260

Building Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25(a)	68	64,052
2.49%, 02/15/27	77	69,409
2.72%, 02/15/30	200	168,379
3.38%, 04/05/40	171	129,784
Eagle Materials, Inc., 2.50%, 07/01/31	67	52,558
Fortune Brands Innovations, Inc.
4.00%, 06/15/25(a)	171	166,397
3.25%, 09/15/29(a)	87	75,299
4.50%, 03/25/52	87	65,316
Johnson Controls International PLC
3.63%, 07/02/24(a)(c)	75	73,322
5.13%, 09/14/45(a)	24	21,947
4.50%, 02/15/47	87	71,504
4.95%, 07/02/64(a)(c)	64	53,072
Johnson Controls International PLC/Tyco Fire & Security Finance SCA(a)
1.75%, 09/15/30	70	55,914
2.00%, 09/16/31	121	95,511
4.90%, 12/01/32	65	63,891
Martin Marietta Materials, Inc.
3.45%, 06/01/27(a)	87	80,749
2.40%, 07/15/31(a)	58	46,318
4.25%, 12/15/47	87	70,083
3.20%, 07/15/51	75	51,029
Series CB, 2.50%, 03/15/30	171	140,884
Masco Corp.
1.50%, 02/15/28(a)	65	53,813
2.00%, 02/15/31	87	66,937
3.13%, 02/15/51(a)	73	45,279
Mohawk Industries, Inc., 3.63%, 05/15/30(a)	75	64,605
Owens Corning
4.20%, 12/01/24	87	85,642
3.88%, 06/01/30	75	66,640
4.40%, 01/30/48	171	132,474
Vulcan Materials Co.
3.90%, 04/01/27	171	162,342
4.50%, 06/15/47	87	72,266

		2,365,416

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29	87	74,964
Home Depot, Inc.
2.70%, 04/15/25(a)	86	82,415
3.35%, 09/15/25(a)	257	249,119
4.00%, 09/15/25	65	64,231
2.13%, 09/15/26(a)	87	79,610
2.50%, 04/15/27(a)	140	128,825
2.88%, 04/15/27(a)	79	73,684
2.80%, 09/14/27(a)	87	80,584
0.90%, 03/15/28	117	97,016
1.50%, 09/15/28(a)	87	73,966
3.90%, 12/06/28(a)	78	75,086
2.95%, 06/15/29(a)	102	92,276

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Products (continued)
Home Depot, Inc. (continued)
2.70%, 04/15/30	$75	$65,396
1.38%, 03/15/31(a)	275	213,036
1.88%, 09/15/31(a)	87	69,522
3.25%, 04/15/32(a)	266	236,359
4.50%, 09/15/32(a)	200	195,280
5.88%, 12/16/36	74	79,137
3.30%, 04/15/40(a)	189	150,482
5.40%, 09/15/40(a)	87	89,191
5.95%, 04/01/41	87	94,624
4.20%, 04/01/43	130	113,748
4.40%, 03/15/45(a)	214	191,200
4.25%, 04/01/46(a)	171	148,055
3.90%, 06/15/47(a)	171	140,570
4.50%, 12/06/48	171	155,061
3.13%, 12/15/49(a)	104	73,637
2.38%, 03/15/51	155	92,468
2.75%, 09/15/51(a)	87	56,844
3.63%, 04/15/52(a)	177	136,630
4.95%, 09/15/52(a)	80	76,787
Lowe’s Cos., Inc.
4.00%, 04/15/25(a)	171	167,670
4.40%, 09/08/25	60	59,104
3.38%, 09/15/25	87	83,547
2.50%, 04/15/26(a)	164	152,834
3.35%, 04/01/27	75	70,407
1.30%, 04/15/28(a)	146	121,327
1.70%, 09/15/28(a)	97	81,471
3.65%, 04/05/29(a)	87	80,382
4.50%, 04/15/30(a)	171	163,878
1.70%, 10/15/30(a)	79	61,778
2.63%, 04/01/31	171	141,684
3.75%, 04/01/32(a)	103	91,622
5.00%, 04/15/33(a)	100	97,621
5.00%, 04/15/40(a)	171	158,451
2.80%, 09/15/41(a)	72	48,996
4.38%, 09/15/45(a)	171	140,526
3.70%, 04/15/46(a)	227	168,081
3.00%, 10/15/50(a)	211	134,225
3.50%, 04/01/51(a)	171	119,860
4.25%, 04/01/52	67	53,118
5.63%, 04/15/53(a)	20	19,146
4.45%, 04/01/62(a)	75	58,305
5.80%, 09/15/62	20	19,143

		5,842,979

Capital Markets — 0.7%
Ameriprise Financial, Inc.(a)
3.70%, 10/15/24	171	166,681
2.88%, 09/15/26	87	80,800
Ares Capital Corp.
4.20%, 06/10/24	87	83,986
3.25%, 07/15/25(a)	151	138,946
3.88%, 01/15/26	171	156,713
2.88%, 06/15/28	178	142,726
3.20%, 11/15/31	87	63,845
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	70	57,670
Bank of New York Mellon Corp.
0.50%, 04/26/24(a)	70	66,055
2.10%, 10/24/24(a)	87	82,942

Security	Par (000)	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (continued)
1.60%, 04/24/25	$341	$316,854
3.35%, 04/25/25(a)	118	114,231
2.80%, 05/04/26	70	65,651
1.05%, 10/15/26(a)	171	148,646
2.05%, 01/26/27(a)	171	153,546
3.25%, 05/16/27(a)	130	122,221
1.65%, 07/14/28(a)	75	63,196
3.85%, 04/26/29	118	109,575
3.30%, 08/23/29(a)	171	152,901
1.80%, 07/28/31(a)	171	131,981
2.50%, 01/26/32(a)	87	70,555
(1 day SOFR + 0.57%), 3.43%, 06/13/25(a)(b)	100	97,768
(1 day SOFR + 1.15%), 3.99%, 06/13/28(a)(b)	100	95,663
(1 day SOFR + 1.35%), 4.41%, 07/24/26(a)(b)	175	172,332
(1 day SOFR + 1.42%), 4.29%, 06/13/33(b)	100	93,526
(1 day SOFR + 1.76%), 4.60%, 07/26/30(b)	115	111,010
(3 mo. LIBOR US + 1.07%), 3.44%, 02/07/28(b)	91	85,156
Series G, 3.00%, 02/24/25(a)	78	75,177
Series J, 0.85%, 10/25/24(a)	171	159,257
Blackstone Private Credit Fund
2.70%, 01/15/25	70	64,672
4.70%, 03/24/25(a)	87	83,397
7.05%, 09/29/25(a)(d)	100	99,207
2.63%, 12/15/26(a)	75	62,079
3.25%, 03/15/27	206	173,444
Blackstone Secured Lending Fund, 2.85%, 09/30/28	210	163,050
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc., 2.34%, 01/30/32	86	65,471
Brookfield Finance, Inc.
4.00%, 04/01/24	53	52,176
4.25%, 06/02/26	171	164,648
3.90%, 01/25/28	181	165,960
4.35%, 04/15/30	87	79,104
2.72%, 04/15/31	107	85,822
4.70%, 09/20/47	87	69,920
3.50%, 03/30/51(a)	79	50,145
3.63%, 02/15/52	61	39,624
Charles Schwab Corp.
0.75%, 03/18/24(a)	171	162,513
3.00%, 03/10/25(a)	80	76,819
3.63%, 04/01/25(a)	171	166,468
3.85%, 05/21/25(a)	171	166,952
0.90%, 03/11/26	289	256,336
1.15%, 05/13/26(a)	141	125,286
2.45%, 03/03/27(a)	82	74,754
3.20%, 01/25/28(a)	171	159,321
2.00%, 03/20/28(a)	140	123,050
3.25%, 05/22/29	70	63,401
1.65%, 03/11/31	87	67,723
2.30%, 05/13/31(a)	171	139,829
2.90%, 03/03/32(a)	140	118,971
CI Financial Corp.
3.20%, 12/17/30	104	78,877
4.10%, 06/15/51(a)	86	50,686
Franklin Resources, Inc., 2.95%, 08/12/51	75	46,288
FS KKR Capital Corp.
4.63%, 07/15/24	87	84,273
1.65%, 10/12/24	87	78,530
4.13%, 02/01/25(a)	74	69,569

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
FS KKR Capital Corp. (continued)
2.63%, 01/15/27	$71	$59,273
3.25%, 07/15/27	87	73,181
3.13%, 10/12/28(a)	87	70,137
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	63	50,361
Golub Capital BDC, Inc., 2.50%, 08/24/26	70	59,430
Invesco Finance PLC(a)
4.00%, 01/30/24	87	85,636
5.38%, 11/30/43	87	79,839
Jefferies Financial Group, Inc.
4.85%, 01/15/27(a)	171	168,836
4.15%, 01/23/30(a)	171	152,661
2.63%, 10/15/31(a)	71	54,162
2.75%, 10/15/32	141	106,034
Kreditanstalt fuer Wiederaufbau
2.63%, 02/28/24	171	166,790
0.25%, 03/08/24(a)	511	484,295
1.38%, 08/05/24	511	485,065
2.50%, 11/20/24	341	328,055
2.00%, 05/02/25	341	322,601
0.63%, 01/22/26	341	305,362
3.00%, 05/20/27(a)	700	667,484
1.75%, 09/14/29(a)	257	221,555
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	171	162,556
2.38%, 06/10/25	341	324,581
0.88%, 09/03/30(a)	341	268,460
Series 40, 0.50%, 05/27/25	341	310,562
Legg Mason, Inc., 5.63%, 01/15/44	109	106,173
Main Street Capital Corp., 3.00%, 07/14/26(a)	70	60,326
Nomura Holdings, Inc.
1.65%, 07/14/26	200	174,059
2.33%, 01/22/27(a)	222	194,344
2.17%, 07/14/28(a)	400	330,272
2.71%, 01/22/29	222	184,974
5.61%, 07/06/29(a)	200	196,411
2.61%, 07/14/31(a)	200	154,681
Northern Trust Corp.
4.00%, 05/10/27(a)	102	99,630
3.65%, 08/03/28(a)	87	82,629
3.15%, 05/03/29	87	78,695
Oesterreichische Kontrollbank AG, 1.50%, 02/12/25	171	160,731
Owl Rock Capital Corp.
4.00%, 03/30/25(a)	59	55,328
3.75%, 07/22/25	67	61,902
3.40%, 07/15/26	171	149,310
2.63%, 01/15/27(a)	75	61,870
Owl Rock Capital Corp. III, 3.13%, 04/13/27	70	57,623
OWL Rock Core Income Corp., 4.70%, 02/08/27(a)	40	36,068
Prospect Capital Corp.
3.36%, 11/15/26	82	67,977
3.44%, 10/15/28	75	57,427
Raymond James Financial, Inc., 4.95%, 07/15/46(a)	87	77,345
Sixth Street Specialty Lending, Inc., 3.88%, 11/01/24	87	83,829
State Street Corp.
3.30%, 12/16/24(a)	72	70,268

Security	Par (000)	Value

Capital Markets (continued)
State Street Corp. (continued)
2.65%, 05/19/26(a)	$171	$160,670
2.40%, 01/24/30(a)	75	63,603
(1 day SOFR + 0.41%), 1.75%, 02/06/26(b)	55	51,184
(1 day SOFR + 0.56%), 1.68%, 11/18/27(b)	155	137,294
(1 day SOFR + 0.73%), 2.20%, 02/07/28(a)(b)	61	54,792
(1 day SOFR + 0.94%), 2.35%, 11/01/25(a)(b)	249	237,485
(1 day SOFR + 1.00%), 2.62%, 02/07/33(b)	67	54,740
(1 day SOFR + 1.49%), 3.03%, 11/01/34(a)(b)	70	58,872
(1 day SOFR + 1.73%), 4.16%, 08/04/33(b)	25	23,093
(1 day SOFR + 2.60%), 2.90%, 03/30/26(b)	171	162,629
(1 day SOFR + 2.65%), 3.15%, 03/30/31(b)	171	150,494

		15,671,619

Chemicals — 0.4%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	102	93,880
1.85%, 05/15/27	73	64,860
2.05%, 05/15/30(a)	75	62,780
2.70%, 05/15/40	87	64,731
2.80%, 05/15/50(a)	111	76,843
Cabot Corp., 5.00%, 06/30/32(a)	100	92,460
Celanese U.S. Holdings LLC
5.90%, 07/05/24(a)	100	99,968
6.05%, 03/15/25(a)	100	99,611
1.40%, 08/05/26	70	58,554
6.17%, 07/15/27(a)	100	98,633
6.33%, 07/15/29(a)	165	160,321
6.38%, 07/15/32(a)	70	66,566
CF Industries, Inc.(a)
5.15%, 03/15/34	87	82,345
4.95%, 06/01/43	87	74,431
5.38%, 03/15/44	87	78,162
Dow Chemical Co.
4.80%, 11/30/28(a)	75	73,912
6.30%, 03/15/33(a)	50	52,599
9.40%, 05/15/39(a)	69	90,892
5.25%, 11/15/41(a)	74	68,971
4.38%, 11/15/42(a)	87	72,038
5.55%, 11/30/48(a)	171	160,090
3.60%, 11/15/50(a)	87	62,162
6.90%, 05/15/53	50	54,290
DuPont de Nemours, Inc.(a)
4.73%, 11/15/28	257	253,413
5.32%, 11/15/38	130	124,938
5.42%, 11/15/48	257	244,612
Eastman Chemical Co.
3.80%, 03/15/25(a)	181	175,618
4.50%, 12/01/28(a)	71	67,235
4.80%, 09/01/42	87	73,102
4.65%, 10/15/44(a)	71	58,146
Ecolab, Inc.
5.25%, 01/15/28	75	76,414
4.80%, 03/24/30(a)	87	86,121
1.30%, 01/30/31	140	106,550
2.13%, 02/01/32(a)	171	136,499
2.13%, 08/15/50(a)	140	78,088
2.70%, 12/15/51(a)	124	77,129
EI du Pont de Nemours and Co.
1.70%, 07/15/25	140	129,304

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
EI du Pont de Nemours and Co. (continued)
2.30%, 07/15/30(a)	$140	$116,480
Emerson Electric Co.
2.00%, 12/21/28	87	73,874
2.20%, 12/21/31(a)	75	60,623
2.75%, 10/15/50	171	110,376
2.80%, 12/21/51	58	37,313
FMC Corp.
3.20%, 10/01/26(a)	55	51,161
3.45%, 10/01/29	60	52,885
4.50%, 10/01/49	58	45,890
Huntsman International LLC, 2.95%, 06/15/31	65	50,445
International Flavors & Fragrances, Inc.
4.45%, 09/26/28(a)	87	81,881
4.38%, 06/01/47	87	67,630
5.00%, 09/26/48(a)	87	73,872
Linde, Inc.
2.65%, 02/05/25(a)	58	55,527
4.70%, 12/05/25(a)	100	100,074
3.20%, 01/30/26(a)	87	83,467
1.10%, 08/10/30(a)	155	118,758
2.00%, 08/10/50	122	67,537
LYB International Finance BV
5.25%, 07/15/43	75	65,847
4.88%, 03/15/44	62	51,676
LYB International Finance III LLC
1.25%, 10/01/25(a)	74	66,016
2.25%, 10/01/30(a)	117	92,775
3.38%, 10/01/40(a)	94	66,806
4.20%, 10/15/49(a)	144	107,080
4.20%, 05/01/50	87	64,324
3.63%, 04/01/51(a)	127	84,973
3.80%, 10/01/60	70	45,338
Mosaic Co.
4.05%, 11/15/27	171	161,010
5.45%, 11/15/33(a)	214	208,105
Nutrien Ltd.
3.00%, 04/01/25(a)	87	82,821
5.95%, 11/07/25(a)	100	102,033
4.00%, 12/15/26(a)	87	83,647
2.95%, 05/13/30(a)	171	146,499
4.90%, 06/01/43	87	76,525
5.00%, 04/01/49(a)	130	116,706
3.95%, 05/13/50	87	66,033
PPG Industries, Inc.
2.40%, 08/15/24	171	163,589
1.20%, 03/15/26(a)	74	65,593
2.80%, 08/15/29	171	147,434
Rohm and Haas Co., 7.85%, 07/15/29(a)	125	139,595
RPM International, Inc.
2.95%, 01/15/32	86	67,761
5.25%, 06/01/45(a)	87	74,886
Sherwin-Williams Co.
4.25%, 08/08/25(a)	35	34,389
3.95%, 01/15/26	87	84,521
3.45%, 06/01/27(a)	87	81,601
2.95%, 08/15/29(a)	108	94,542
2.20%, 03/15/32	189	149,464
4.50%, 06/01/47	171	143,500

Security	Par (000)	Value

Chemicals (continued)
Sherwin-Williams Co. (continued)
3.80%, 08/15/49	$153	$113,590
Westlake Corp.
3.60%, 08/15/26(a)	87	81,746
3.38%, 06/15/30	75	64,178
5.00%, 08/15/46	130	107,997
3.13%, 08/15/51	110	67,724

		8,214,385

Commercial Services & Supplies — 0.0%
Bank of New York Mellon Corp., (1 day SOFR + 2.07%), 5.83%, 10/25/33(a)	180	186,587
GATX Corp.
3.25%, 09/15/26	130	120,538
3.85%, 03/30/27(a)	87	81,215
4.70%, 04/01/29(a)	171	162,422
4.90%, 03/15/33(a)	145	135,203

		685,965

Communications Equipment — 0.1%
Cisco Systems, Inc.(a)
3.63%, 03/04/24	171	168,225
2.95%, 02/28/26	257	245,044
2.50%, 09/20/26	171	159,210
5.90%, 02/15/39	341	365,504
Juniper Networks, Inc.
3.75%, 08/15/29(a)	87	77,537
5.95%, 03/15/41	87	81,024
Motorola Solutions, Inc.
4.60%, 02/23/28	87	84,264
4.60%, 05/23/29(a)	166	157,987
2.30%, 11/15/30	146	114,165
2.75%, 05/24/31	102	81,553

		1,534,513

Construction Materials — 0.0%
Carlisle Cos., Inc., 2.20%, 03/01/32	75	56,977

Consumer Discretionary — 0.0%
California Endowment, Series 2021, 2.50%, 04/01/51	84	51,661
Cintas Corp. No. 2
3.45%, 05/01/25(a)	86	83,207
3.70%, 04/01/27	87	83,866
4.00%, 05/01/32(a)	61	57,270
GXO Logistics, Inc.
1.65%, 07/15/26(a)	171	146,406
2.65%, 07/15/31	87	64,236
Quanta Services, Inc.
2.90%, 10/01/30(a)	90	74,000
2.35%, 01/15/32	80	60,746
3.05%, 10/01/41	69	45,338

		666,730

Consumer Finance — 0.5%
American Express Co.
3.38%, 05/03/24(a)	67	65,636
2.50%, 07/30/24(a)	114	109,635
3.00%, 10/30/24(a)	171	165,361
3.63%, 12/05/24(a)	75	73,017
2.25%, 03/04/25(a)	71	67,015
3.95%, 08/01/25(a)	100	97,964

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
American Express Co. (continued)
3.13%, 05/20/26	$150	$141,244
1.65%, 11/04/26	171	151,530
2.55%, 03/04/27	92	83,693
3.30%, 05/03/27(a)	87	81,331
5.85%, 11/05/27(a)	140	145,744
4.05%, 05/03/29(a)	86	81,893
4.05%, 12/03/42	67	57,536
(1 day SOFR + 1.76%), 4.42%, 08/03/33(a)(b)	100	94,461
Andrew W Mellon Foundation, Series 2020, 0.95%, 08/01/27(a)	83	70,727
Automatic Data Processing, Inc.
1.70%, 05/15/28	100	86,808
1.25%, 09/01/30(a)	341	266,519
Block Financial LLC, 2.50%, 07/15/28(a)	89	75,651
Capital One Financial Corp.
3.90%, 01/29/24(a)	171	168,856
3.75%, 04/24/24	87	85,353
3.30%, 10/30/24(a)	171	165,041
3.20%, 02/05/25	87	83,645
4.25%, 04/30/25(a)	341	334,381
4.20%, 10/29/25	61	58,946
3.75%, 07/28/26(a)	80	75,321
3.75%, 03/09/27(a)	87	82,668
3.65%, 05/11/27(a)	341	320,817
3.80%, 01/31/28(a)	171	159,829
(1 day SOFR + 0.86%), 1.88%, 11/02/27(b)	171	148,923
(1 day SOFR + 1.27%), 2.62%, 11/02/32(b)	87	66,618
(1 day SOFR + 1.29%), 2.64%, 03/03/26(b)	78	73,058
(1 day SOFR + 1.34%), 2.36%, 07/29/32(b)	171	122,995
(1 day SOFR + 1.79%), 3.27%, 03/01/30(b)	118	100,886
(1 day SOFR + 2.06%), 4.93%, 05/10/28(a)(b)	130	125,854
(1 day SOFR + 2.16%), 4.99%, 07/24/26(a)(b)	50	48,970
(1 day SOFR + 2.60%), 5.25%, 07/26/30(a)(b)	50	47,617
Discover Financial Services
3.95%, 11/06/24	62	60,348
3.75%, 03/04/25	75	72,254
Equifax, Inc.
2.60%, 12/01/24(a)	171	162,995
5.10%, 12/15/27(a)	70	69,096
2.35%, 09/15/31	171	132,688
Global Payments, Inc.
4.80%, 04/01/26(a)	87	84,650
2.15%, 01/15/27(a)	86	75,022
3.20%, 08/15/29(a)	87	73,954
5.30%, 08/15/29	35	33,837
2.90%, 05/15/30(a)	200	163,874
2.90%, 11/15/31	69	54,411
4.15%, 08/15/49(a)	62	44,114
5.95%, 08/15/52(a)	25	22,604
Mastercard, Inc.
3.38%, 04/01/24(a)	87	85,402
2.00%, 03/03/25(a)	206	194,867
3.30%, 03/26/27(a)	82	78,095
2.95%, 06/01/29	257	231,985
3.35%, 03/26/30(a)	144	132,030
1.90%, 03/15/31(a)	90	73,108
3.65%, 06/01/49	87	70,426
3.85%, 03/26/50(a)	181	151,033

Security	Par (000)	Value

Consumer Finance (continued)
Mastercard, Inc. (continued)
2.95%, 03/15/51	$96	$67,947
Moody’s Corp.
4.88%, 02/15/24(a)	87	86,720
3.25%, 01/15/28(a)	130	119,829
2.00%, 08/19/31(a)	73	57,668
2.75%, 08/19/41(a)	63	43,877
3.25%, 05/20/50	71	49,024
3.75%, 02/25/52(a)	74	56,343
3.10%, 11/29/61(a)	81	50,979
PayPal Holdings, Inc.
2.40%, 10/01/24(a)	200	191,673
1.65%, 06/01/25	78	72,412
2.65%, 10/01/26(a)	171	157,872
2.85%, 10/01/29(a)	229	199,470
2.30%, 06/01/30(a)	81	66,542
4.40%, 06/01/32(a)	90	84,709
3.25%, 06/01/50(a)	102	69,318
5.05%, 06/01/52(a)	90	81,493
5.25%, 06/01/62(a)	90	81,748
S&P Global, Inc.
2.45%, 03/01/27(a)(d)	60	54,797
4.75%, 08/01/28(a)(d)	171	169,003
2.70%, 03/01/29(a)(d)	70	61,616
4.25%, 05/01/29(a)(d)	171	163,219
2.50%, 12/01/29	81	69,247
1.25%, 08/15/30(a)	75	57,682
2.90%, 03/01/32(d)	95	81,031
3.25%, 12/01/49	80	57,205
3.70%, 03/01/52(a)(d)	176	135,811
2.30%, 08/15/60(a)	87	47,356
3.90%, 03/01/62(d)	30	23,161
Synchrony Financial
4.88%, 06/13/25	235	228,974
4.50%, 07/23/25(a)	67	64,223
3.95%, 12/01/27	171	152,506
5.15%, 03/19/29(a)	87	82,326
Visa, Inc.
3.15%, 12/14/25(a)	501	483,000
1.90%, 04/15/27(a)	341	307,096
2.75%, 09/15/27(a)	197	182,199
2.05%, 04/15/30	171	144,495
1.10%, 02/15/31(a)	240	183,830
4.15%, 12/14/35(a)	87	82,175
2.70%, 04/15/40	171	129,535
4.30%, 12/14/45(a)	269	245,559
3.65%, 09/15/47(a)	69	56,511
2.00%, 08/15/50(a)	189	111,097
Western Union Co.(a)
1.35%, 03/15/26	155	135,673
6.20%, 11/17/36	92	91,499

		11,390,786

Containers & Packaging — 0.1%
Amcor Flexibles North America, Inc.
4.00%, 05/17/25	67	65,220
2.63%, 06/19/30	70	56,961
2.69%, 05/25/31	72	58,498
Avery Dennison Corp., 2.25%, 02/15/32	87	66,189

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Containers & Packaging (continued)
Berry Global, Inc.(a)
1.57%, 01/15/26	$171	$152,330
1.65%, 01/15/27	87	74,409
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(a)	171	171,192
Georgia-Pacific LLC, 8.88%, 05/15/31(a)	92	112,145
International Paper Co.
4.80%, 06/15/44	77	66,496
4.40%, 08/15/47	87	70,758
4.35%, 08/15/48(a)	100	83,451
Packaging Corp. of America
3.00%, 12/15/29(a)	70	59,899
4.05%, 12/15/49	112	85,385
3.05%, 10/01/51(a)	65	41,562
Sonoco Products Co.
1.80%, 02/01/25(a)	341	316,873
2.25%, 02/01/27(a)	277	246,304
2.85%, 02/01/32	171	138,999
Suzano Austria GmbH, 3.75%, 01/15/31(a)	261	217,902
WestRock MWV LLC, 8.20%, 01/15/30(a)	74	83,442
WRKCo, Inc.
4.65%, 03/15/26	200	196,186
3.38%, 09/15/27(a)	87	79,642
4.00%, 03/15/28	171	159,126
4.90%, 03/15/29(a)	171	164,174

		2,767,143

Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.88%, 01/16/24	174	172,340
2.88%, 08/14/24(a)	211	199,771
6.50%, 07/15/25(a)	345	349,581
1.75%, 01/30/26(a)	345	303,525
3.65%, 07/21/27	345	311,877
3.00%, 10/29/28	427	357,730
3.30%, 01/30/32(a)	250	195,440
3.40%, 10/29/33(a)	195	147,848
3.85%, 10/29/41(a)	150	106,046
Air Lease Corp.
4.25%, 09/15/24(a)	87	85,121
2.30%, 02/01/25(a)	67	62,379
3.25%, 03/01/25	341	323,575
3.38%, 07/01/25(a)	171	161,735
2.88%, 01/15/26(a)	171	158,219
1.88%, 08/15/26(a)	55	47,770
3.63%, 12/01/27(a)	70	63,317
2.10%, 09/01/28	87	70,861
3.25%, 10/01/29(a)	87	74,078
3.00%, 02/01/30(a)	71	59,212
Aircastle Ltd.(a)
4.13%, 05/01/24	171	165,297
4.25%, 06/15/26	87	81,818
Ally Financial, Inc.(a)
3.88%, 05/21/24	257	250,164
4.63%, 03/30/25	257	251,243
4.75%, 06/09/27	340	318,687
7.10%, 11/15/27	100	101,736
8.00%, 11/01/31	121	124,914
Banco Santander SA
3.89%, 05/24/24	600	587,363
5.18%, 11/19/25	200	196,736

Security	Par (000)	Value

Diversified Financial Services (continued)
Banco Santander SA (continued)
1.85%, 03/25/26(a)	$400	$353,056
5.29%, 08/18/27(a)	400	390,543
2.75%, 12/03/30(a)	400	306,360
(1 year CMT + 0.90%), 1.72%, 09/14/27(a)(b)	200	170,833
Bank of America Corp.
4.13%, 01/22/24(a)	341	338,063
4.00%, 04/01/24(a)	87	85,903
4.20%, 08/26/24	300	295,359
4.00%, 01/22/25	130	127,239
3.88%, 08/01/25(a)	384	373,782
4.45%, 03/03/26(a)	229	224,389
3.50%, 04/19/26(a)	111	105,932
4.25%, 10/22/26	221	213,475
3.25%, 10/21/27(a)	236	217,903
6.11%, 01/29/37(a)	350	353,976
7.75%, 05/14/38(a)	200	232,486
5.88%, 02/07/42(a)	189	192,587
5.00%, 01/21/44	214	196,750
4.88%, 04/01/44(a)	171	152,542
(1 day SOFR + 0.65%), 1.53%, 12/06/25(b)	171	157,713
(1 day SOFR + 0.67%), 1.84%, 02/04/25(b)	104	99,712
(1 day SOFR + 0.69%), 0.98%, 04/22/25(b)	171	160,322
(1 day SOFR + 0.96%), 1.73%, 07/22/27(b)	600	525,670
(1 day SOFR + 1.01%), 1.20%, 10/24/26(a)(b)	189	168,027
(1 day SOFR + 1.05%), 2.55%, 02/04/28(b)	362	321,524
(1 day SOFR + 1.06%), 2.09%, 06/14/29(b)	341	286,949
(1 day SOFR + 1.11%), 3.84%, 04/25/25(b)	368	359,287
(1 day SOFR + 1.15%), 1.32%, 06/19/26(b)	291	262,044
(1 day SOFR + 1.21%), 2.57%, 10/20/32(b)	377	295,267
(1 day SOFR + 1.22%), 2.30%, 07/21/32(b)	495	381,203
(1 day SOFR + 1.32%), 2.69%, 04/22/32(b)	536	429,006
(1 day SOFR + 1.33%), 3.38%, 04/02/26(a)(b)	206	196,738
(1 day SOFR + 1.33%), 2.97%, 02/04/33(b)	457	368,168
(1 day SOFR + 1.37%), 1.92%, 10/24/31(b)	291	222,291
(1 day SOFR + 1.53%), 1.90%, 07/23/31(b)	341	261,719
(1 day SOFR + 1.56%), 2.97%, 07/21/52(a)(b)	70	43,723
(1 day SOFR + 1.58%), 4.38%, 04/27/28(b)	336	321,325
(1 day SOFR + 1.58%), 3.31%, 04/22/42(a)(b)	211	154,692
(1 day SOFR + 1.75%), 4.83%, 07/22/26(a)(b)	320	316,261
(1 day SOFR + 1.83%), 4.57%, 04/27/33(b)	373	341,184
(1 day SOFR + 1.88%), 2.83%, 10/24/51(a)(b)	140	85,826
(1 day SOFR + 1.93%), 2.68%, 06/19/41(a)(b)	511	343,750
(1 day SOFR + 1.99%), 6.20%, 11/10/28(b)	155	160,033
(1 day SOFR + 2.04%), 4.95%, 07/22/28(b)	420	410,197
(1 day SOFR + 2.16%), 5.02%, 07/22/33(b)	360	341,781
(3 mo. LIBOR US + 0.64%), 2.02%, 02/13/26(b)	240	222,773
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(b)	341	325,137
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(a)(b)	68	64,250
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(a)(b)	171	166,461
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(b)	397	322,678
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(a)(b)	171	160,205
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29(b)	171	157,786
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(a)(b)	171	163,822
(3 mo. LIBOR US + 1.18%), 3.19%, 07/23/30(b)	251	215,881
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30(b)	171	143,054

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
(3 mo. LIBOR US + 1.19%), 3.95%, 01/23/49(a)(b)	$104	$80,417
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(b)	249	232,193
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40(b)	171	142,180
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(b)	87	80,091
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)(b)	171	158,242
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(a)(b)	341	279,684
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(b)	341	318,193
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(b)	257	218,325
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48(b)	197	166,137
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(a)(b)	350	273,896
(5 year CMT + 1.20%), 2.48%, 09/21/36(b)	171	125,644
Series L, 3.95%, 04/21/25	368	358,141
Series L, 4.18%, 11/25/27(a)	171	162,194
Series N, (1 day SOFR + 0.91%), 1.66%, 03/11/27(b)	291	257,449
Series N, (1 day SOFR + 1.22%), 2.65%, 03/11/32(b)	291	232,924
Series N, (1 day SOFR + 1.65%), 3.48%, 03/13/52(b)	124	87,154
Bank of Nova Scotia
3.40%, 02/11/24(a)	171	168,169
0.65%, 07/31/24(a)	267	248,915
5.25%, 12/06/24	200	200,369
1.45%, 01/10/25	87	80,912
2.20%, 02/03/25(a)	341	321,190
3.45%, 04/11/25	118	113,556
4.50%, 12/16/25	87	85,264
2.70%, 08/03/26(a)	87	80,559
1.30%, 09/15/26	240	209,636
1.95%, 02/02/27(a)	171	152,224
2.15%, 08/01/31	171	135,487
2.45%, 02/02/32(a)	171	137,533
Barclays PLC
3.65%, 03/16/25(a)	450	432,289
5.25%, 08/17/45(a)	250	223,381
(1 day SOFR + 2.71%), 2.85%, 05/07/26(a)(b)	500	464,613
(1 year CMT + 1.05%), 2.28%, 11/24/27(a)(b)	222	191,892
(1 year CMT + 1.20%), 2.67%, 03/10/32(a)(b)	490	373,700
(1 year CMT + 1.30%), 3.33%, 11/24/42(a)(b)	222	151,531
(1 year CMT + 2.30%), 5.30%, 08/09/26(b)	245	243,168
(1 year CMT + 2.65%), 5.50%, 08/09/28(b)	300	290,561
(1 year CMT + 3.05%), 7.33%, 11/02/26(a)(b)	200	207,159
(1 year CMT + 3.30%), 7.39%, 11/02/28(b)	200	208,466
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)(b)	400	375,652
BNP Paribas SA, 4.25%, 10/15/24	200	195,548
Cboe Global Markets, Inc., 3.00%, 03/16/32	121	100,659
Citigroup, Inc.
3.88%, 03/26/25	87	84,587
3.30%, 04/27/25(a)	55	53,254
4.40%, 06/10/25(a)	87	85,391
5.50%, 09/13/25(a)	171	172,047
3.70%, 01/12/26	171	164,489
4.60%, 03/09/26	130	127,689
3.40%, 05/01/26(a)	87	82,460
3.20%, 10/21/26(a)	427	395,044

Security	Par (000)	Value

Diversified Financial Services (continued)
Citigroup, Inc. (continued)
4.30%, 11/20/26(a)	$53	$51,269
4.13%, 07/25/28(a)	130	120,997
6.63%, 06/15/32(a)	74	77,926
6.13%, 08/25/36	184	184,336
8.13%, 07/15/39(a)	100	122,898
5.88%, 01/30/42(a)	227	228,255
6.68%, 09/13/43(a)	87	92,978
5.30%, 05/06/44(a)	87	78,346
4.65%, 07/30/45(a)	130	111,492
4.75%, 05/18/46(a)	257	213,556
4.65%, 07/23/48(a)	257	221,026
(1 day SOFR + 0.53%), 1.28%, 11/03/25(b)	79	72,793
(1 day SOFR + 0.67%), 0.98%, 05/01/25(b)	118	110,500
(1 day SOFR + 0.69%), 2.01%, 01/25/26(b)	245	227,058
(1 day SOFR + 0.77%), 1.12%, 01/28/27(b)	376	327,678
(1 day SOFR + 1.15%), 2.67%, 01/29/31(b)	171	140,251
(1 day SOFR + 1.17%), 2.56%, 05/01/32(b)	207	163,419
(1 day SOFR + 1.18%), 2.52%, 11/03/32(b)	484	376,392
(1 day SOFR + 1.28%), 3.07%, 02/24/28(b)	171	154,161
(1 day SOFR + 1.35%), 3.06%, 01/25/33(a)(b)	257	207,403
(1 day SOFR + 1.38%), 2.90%, 11/03/42(a)(b)	87	60,037
(1 day SOFR + 1.42%), 2.98%, 11/05/30(a)(b)	171	143,781
(1 day SOFR + 1.53%), 3.29%, 03/17/26(b)	118	112,165
(1 day SOFR + 1.55%), 5.61%, 09/29/26(a)(b)	305	306,304
(1 day SOFR + 1.94%), 3.79%, 03/17/33(b)	713	609,823
(1 day SOFR + 2.11%), 2.57%, 06/03/31(a)(b)	257	207,859
(1 day SOFR + 2.84%), 3.11%, 04/08/26(a)(b)	240	227,180
(1 day SOFR + 3.91%), 4.41%, 03/31/31(a)(b)	410	376,502
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	600	581,807
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(b)	341	311,127
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(b)	177	159,634
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(b)	171	157,045
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(b)	171	159,794
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(b)	171	139,886
Clorox Co., 3.10%, 10/01/27(a)	87	80,302
CME Group, Inc.
3.00%, 03/15/25(a)	214	206,771
2.65%, 03/15/32	69	57,797
5.30%, 09/15/43	171	177,156
Credit Suisse Group AG, 4.88%, 05/15/45	268	183,276
Deutsche Bank AG
0.90%, 05/28/24	330	308,564
3.70%, 05/30/24(a)	75	73,694
4.10%, 01/13/26(a)	62	59,512
5.37%, 09/09/27(a)	200	200,446
(1 day SOFR + 1.22%), 2.31%, 11/16/27(b)	353	299,302
(1 day SOFR + 1.32%), 2.55%, 01/07/28(b)	192	163,209
(1 day SOFR + 2.58%), 3.96%, 11/26/25(a)(b)	419	400,382
(1 day SOFR + 3.04%), 3.55%, 09/18/31(a)(b)	496	397,637
Goldman Sachs Group, Inc.
3.63%, 02/20/24(a)	171	168,041
4.00%, 03/03/24(a)	584	576,615
3.00%, 03/15/24(a)	110	107,264
3.85%, 07/08/24(a)	87	85,132
3.50%, 04/01/25	327	314,457
3.75%, 05/22/25(a)	384	371,388
4.25%, 10/21/25	181	176,646
3.75%, 02/25/26(a)	217	208,875
3.50%, 11/16/26	341	319,648
5.95%, 01/15/27(a)	87	89,288

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
3.85%, 01/26/27(a)	$341	$324,674
2.60%, 02/07/30(a)	341	284,571
3.80%, 03/15/30(a)	200	179,795
6.45%, 05/01/36	110	114,000
6.75%, 10/01/37	451	481,227
6.25%, 02/01/41(a)	171	178,471
4.80%, 07/08/44(a)	214	189,201
5.15%, 05/22/45(a)	257	230,842
(1 day SOFR + 0.73%), 1.76%, 01/24/25(b)	257	245,988
(1 day SOFR + 0.80%), 1.43%, 03/09/27(b)	427	374,440
(1 day SOFR + 0.82%), 1.54%, 09/10/27(a)(b)	341	294,156
(1 day SOFR + 0.91%), 1.95%, 10/21/27(b)	283	247,451
(1 day SOFR + 1.09%), 1.99%, 01/27/32(b)	250	190,454
(1 day SOFR + 1.11%), 2.64%, 02/24/28(b)	197	175,406
(1 day SOFR + 1.25%), 2.38%, 07/21/32(b)	477	370,108
(1 day SOFR + 1.26%), 2.65%, 10/21/32(a)(b)	274	216,342
(1 day SOFR + 1.28%), 2.62%, 04/22/32(b)	250	199,373
(1 day SOFR + 1.41%), 3.10%, 02/24/33(a)(b)	391	317,484
(1 day SOFR + 1.47%), 2.91%, 07/21/42(b)	150	102,004
(1 day SOFR + 1.51%), 4.39%, 06/15/27(a)(b)	125	120,427
(1 day SOFR + 1.51%), 3.21%, 04/22/42(b)	171	123,172
(1 day SOFR + 1.63%), 3.44%, 02/24/43(a)(b)	216	158,712
(1 day SOFR + 1.73%), 4.48%, 08/23/28(b)	200	191,683
(1 day SOFR + 1.85%), 3.62%, 03/15/28(b)	100	93,146
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	341	311,478
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(b)	171	164,780
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	171	159,307
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(b)	341	280,359
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(b)	171	147,749
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(a)(b)	427	396,739
Hercules Capital, Inc., 3.38%, 01/20/27	70	60,014
HSBC Holdings PLC
4.25%, 03/14/24(a)	500	491,125
4.25%, 08/18/25	200	192,390
3.90%, 05/25/26(a)	311	296,201
4.38%, 11/23/26(a)	390	374,527
6.50%, 05/02/36(a)	297	290,532
6.50%, 09/15/37	260	250,146
6.80%, 06/01/38(a)	250	248,126
6.10%, 01/14/42(a)	171	178,273
5.25%, 03/14/44(a)	232	195,418
(1 day SOFR + 1.40%), 2.63%, 11/07/25(a)(b)	522	490,228
(1 day SOFR + 1.43%), 3.00%, 03/10/26(a)(b)	350	328,956
(1 day SOFR + 2.39%), 2.85%, 06/04/31(b)	349	278,539
(1 day SOFR + 2.53%), 4.76%, 03/29/33(a)(b)	285	246,998
(1 day SOFR + 2.61%), 5.21%, 08/11/28(b)	600	578,852
(1 day SOFR + 4.25%), 8.11%, 11/03/33(b)	300	317,424
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25(a)(b)	522	507,451
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(a)(b)	211	194,444
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(a)(b)	211	184,685
(1 day SOFR + 3.03%), 7.34%, 11/03/26(a)(b)	300	312,022
(1 day SOFR + 3.35%), 7.39%, 11/03/28(b)	215	225,954
Intercontinental Exchange, Inc.
3.65%, 05/23/25(a)	82	80,043
3.75%, 12/01/25(a)	192	186,944

Security	Par (000)	Value

Diversified Financial Services (continued)
Intercontinental Exchange, Inc. (continued)
2.10%, 06/15/30(a)	$133	$108,505
1.85%, 09/15/32	58	43,629
4.60%, 03/15/33(a)	137	130,992
2.65%, 09/15/40(a)	171	118,595
4.25%, 09/21/48(a)	87	72,847
3.00%, 06/15/50	76	51,309
4.95%, 06/15/52(a)	114	105,814
3.00%, 09/15/60	145	91,082
5.20%, 06/15/62(a)	130	122,652
JPMorgan Chase & Co.
3.88%, 02/01/24(a)	341	336,568
3.63%, 05/13/24(a)	171	168,048
3.88%, 09/10/24(a)	223	218,288
3.13%, 01/23/25	214	206,535
3.90%, 07/15/25(a)	384	375,408
3.30%, 04/01/26(a)	87	82,470
3.20%, 06/15/26	171	161,444
2.95%, 10/01/26(a)	500	466,313
7.63%, 10/15/26	87	95,129
4.13%, 12/15/26(a)	87	84,063
4.25%, 10/01/27(a)	87	83,825
3.63%, 12/01/27(a)	171	158,082
6.40%, 05/15/38(a)	189	204,158
5.50%, 10/15/40	66	65,034
5.60%, 07/15/41(a)	96	95,964
5.40%, 01/06/42(a)	71	69,608
5.63%, 08/16/43	87	84,473
4.85%, 02/01/44(a)	74	67,430
4.95%, 06/01/45(a)	214	191,197
(1 day SOFR + 0.49%), 0.77%, 08/09/25(b)	171	157,824
(1 day SOFR + 0.54%), 0.82%, 06/01/25(b)	224	208,801
(1 day SOFR + 0.61%), 1.56%, 12/10/25(b)	171	158,316
(1 day SOFR + 0.77%), 1.47%, 09/22/27(b)	171	148,045
(1 day SOFR + 0.89%), 1.58%, 04/22/27(b)	875	768,830
(1 day SOFR + 0.92%), 2.60%, 02/24/26(b)	118	110,939
(1 day SOFR + 0.98%), 3.85%, 06/14/25(a)(b)	200	195,544
(1 day SOFR + 1.02%), 2.07%, 06/01/29(b)	240	200,445
(1 day SOFR + 1.07%), 5.55%, 12/15/25(b)	300	300,005
(1 day SOFR + 1.07%), 1.95%, 02/04/32(a)(b)	341	260,839
(1 day SOFR + 1.16%), 2.30%, 10/15/25(b)	87	81,985
(1 day SOFR + 1.17%), 2.95%, 02/24/28(b)	111	100,410
(1 day SOFR + 1.18%), 2.55%, 11/08/32(b)	616	486,905
(1 day SOFR + 1.26%), 2.96%, 01/25/33(b)	403	328,003
(1 day SOFR + 1.32%), 4.08%, 04/26/26(b)	451	437,886
(1 day SOFR + 1.46%), 3.16%, 04/22/42(b)	392	284,562
(1 day SOFR + 1.51%), 2.53%, 11/19/41(b)	257	168,021
(1 day SOFR + 1.56%), 4.32%, 04/26/28(b)	472	450,754
(1 day SOFR + 1.58%), 3.33%, 04/22/52(b)	200	135,163
(1 day SOFR + 1.75%), 4.57%, 06/14/30(a)(b)	200	188,173
(1 day SOFR + 1.80%), 4.59%, 04/26/33(b)	67	62,026
(1 day SOFR + 1.99%), 4.85%, 07/25/28(a)(b)	200	194,957
(1 day SOFR + 2.04%), 2.52%, 04/22/31(b)	275	225,029
(1 day SOFR + 2.08%), 4.91%, 07/25/33(a)(b)	95	90,452
(1 day SOFR + 2.44%), 3.11%, 04/22/51(a)(b)	291	190,659
(1 day SOFR + 2.46%), 3.11%, 04/22/41(b)	189	137,351
(1 day SOFR + 2.52%), 2.96%, 05/13/31(b)	341	280,969
(1 day SOFR + 2.58%), 5.72%, 09/14/33(b)	200	195,211
(1 day SOFR + 3.79%), 4.49%, 03/24/31(a)(b)	341	318,479
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(b)	171	155,188

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(b)	$381	$352,477
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(a)(b)	341	331,430
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(b)	171	153,366
(3 mo. LIBOR US + 1.22%), 3.90%, 01/23/49(b)	300	229,853
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(a)(b)	202	188,224
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(a)(b)	427	401,105
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(b)	341	318,595
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(a)(b)	171	141,929
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(a)(b)	300	276,065
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(b)	427	333,060
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(b)	87	68,621
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(b)	171	139,835
(3 mo. SOFR + 0.58%), 0.97%, 06/23/25(b)	171	159,401
(3 mo. SOFR + 0.70%), 1.04%, 02/04/27(a)(b)	600	521,921
(3 mo. SOFR + 1.11%), 1.76%, 11/19/31(a)(b)	171	129,630
(3 mo. SOFR + 1.59%), 2.01%, 03/13/26(b)	223	206,399
Kimberly-Clark Corp.
2.75%, 02/15/26	87	81,974
2.00%, 11/02/31(a)	75	60,326
5.30%, 03/01/41(a)	87	87,175
3.20%, 07/30/46	74	52,963
2.88%, 02/07/50(a)	140	95,955
Lloyds Banking Group PLC
3.90%, 03/12/24(a)	500	490,759
4.50%, 11/04/24(a)	490	478,173
4.34%, 01/09/48(a)	249	181,507
(1 year CMT + 1.00%), 2.44%, 02/05/26(a)(b)	340	316,549
(1 year CMT + 1.60%), 3.51%, 03/18/26(b)	215	204,257
(1 year CMT + 1.80%), 3.75%, 03/18/28(b)	222	204,930
(1 year CMT + 2.30%), 4.98%, 08/11/33(b)	200	183,638
(1 year CMT + 3.75%), 7.95%, 11/15/33(b)	225	238,163
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/25(a)	500	467,947
3.85%, 03/01/26	500	478,360
2.76%, 09/13/26	250	228,461
3.29%, 07/25/27(a)	171	157,518
3.96%, 03/02/28(a)	171	162,444
3.74%, 03/07/29	341	314,242
2.56%, 02/25/30(a)	349	288,823
4.29%, 07/26/38(a)	87	75,245
(1 year CMT + 0.83%), 2.34%, 01/19/28(b)	220	193,640
(1 year CMT + 0.97%), 2.49%, 10/13/32(b)	215	167,519
(1 year CMT + 1.10%), 2.85%, 01/19/33(b)	200	159,205
(1 year CMT + 1.13%), 3.84%, 04/17/26(a)(b)	220	211,884
(1 year CMT + 1.30%), 4.08%, 04/19/28(a)(b)	220	207,397
(1 year CMT + 1.55%), 5.06%, 09/12/25(b)	660	655,294
(1 year CMT + 1.70%), 4.79%, 07/18/25(b)	240	237,608
(1 year CMT + 1.90%), 5.35%, 09/13/28(a)(b)	200	198,409
(1 year CMT + 1.95%), 5.02%, 07/20/28(b)	400	390,450
(1 year CMT + 2.13%), 5.13%, 07/20/33(b)	250	238,706
(1 year CMT + 2.13%), 5.47%, 09/13/33(a)(b)	200	196,395
Mizuho Financial Group, Inc.(b)
(1 year CMT + 0.67%), 1.23%, 05/22/27(a)	349	302,287
(1 year CMT + 0.90%), 2.65%, 05/22/26	300	278,288

Security	Par (000)	Value

Diversified Financial Services (continued)
Mizuho Financial Group, Inc.(b) (continued)
(1 year CMT + 1.25%), 3.26%, 05/22/30(a)	$380	$328,751
(1 year CMT + 2.05%), 5.41%, 09/13/28(a)	520	520,095
(1 year CMT + 2.40%), 5.67%, 09/13/33	520	515,984
Morgan Stanley
3.70%, 10/23/24	257	250,837
4.00%, 07/23/25(a)	343	334,936
5.00%, 11/24/25(a)	214	213,355
3.88%, 01/27/26(a)	300	290,406
3.13%, 07/27/26(a)	87	81,151
4.35%, 09/08/26(a)	257	249,352
3.63%, 01/20/27(a)	341	321,568
3.95%, 04/23/27	87	82,162
7.25%, 04/01/32	50	56,258
6.38%, 07/24/42(a)	181	196,318
4.30%, 01/27/45	171	145,749
4.38%, 01/22/47(a)	257	217,490
(1 day SOFR + 0.51%), 0.79%, 01/22/25(b)	87	82,306
(1 day SOFR + 0.53%), 0.79%, 05/30/25(b)	393	365,370
(1 day SOFR + 0.56%), 1.16%, 10/21/25(b)	511	470,382
(1 day SOFR + 0.72%), 0.99%, 12/10/26(b)	307	268,998
(1 day SOFR + 0.86%), 1.51%, 07/20/27(b)	326	282,899
(1 day SOFR + 0.88%), 1.59%, 05/04/27(b)	66	57,897
(1 day SOFR + 0.94%), 2.63%, 02/18/26(b)	324	304,232
(1 day SOFR + 1.00%), 2.48%, 01/21/28(b)	244	216,807
(1 day SOFR + 1.02%), 1.93%, 04/28/32(b)	300	226,358
(1 day SOFR + 1.03%), 1.79%, 02/13/32(b)	338	254,027
(1 day SOFR + 1.14%), 2.70%, 01/22/31(a)(b)	341	281,784
(1 day SOFR + 1.15%), 2.72%, 07/22/25(a)(b)	105	100,382
(1 day SOFR + 1.16%), 3.62%, 04/17/25(a)(b)	178	173,693
(1 day SOFR + 1.18%), 2.24%, 07/21/32(b)	87	66,746
(1 day SOFR + 1.20%), 2.51%, 10/20/32(a)(b)	281	219,900
(1 day SOFR + 1.29%), 2.94%, 01/21/33(a)(b)	343	277,480
(1 day SOFR + 1.36%), 2.48%, 09/16/36(b)	459	332,835
(1 day SOFR + 1.43%), 2.80%, 01/25/52(a)(b)	221	136,069
(1 day SOFR + 1.49%), 3.22%, 04/22/42(a)(b)	35	25,899
(1 day SOFR + 1.61%), 4.21%, 04/20/28(b)	96	91,305
(1 day SOFR + 1.67%), 4.68%, 07/17/26(b)	130	127,771
(1 day SOFR + 2.08%), 4.89%, 07/20/33(b)	70	65,766
(1 day SOFR + 2.62%), 5.30%, 04/20/37(b)	114	104,237
(1 day SOFR + 3.12%), 3.62%, 04/01/31(b)	400	349,201
(1 day SOFR + 4.84%), 5.60%, 03/24/51(a)(b)	171	170,012
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(b)	410	375,459
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(b)	384	352,224
(3 mo. LIBOR US + 1.43%), 4.46%, 04/22/39(b)	211	185,233
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	171	143,974
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(b)	130	120,991
Series F, 3.88%, 04/29/24(a)	87	85,648
Nasdaq, Inc.
3.85%, 06/30/26(a)	104	100,404
1.65%, 01/15/31	57	43,575
3.25%, 04/28/50	70	47,079
NatWest Group PLC(b)
(1 year CMT + 2.85%), 7.47%, 11/10/26(a)	500	520,300
(3 mo. LIBOR US + 1.76%), 4.27%, 03/22/25	522	510,453
(5 year CMT + 2.35%), 3.03%, 11/28/35(a)	300	220,881
ORIX Corp.
5.00%, 09/13/27	100	98,767
2.25%, 03/09/31(a)	87	68,144
4.00%, 04/13/32(a)	67	59,422

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
ORIX Corp. (continued)
5.20%, 09/13/32	$100	$97,467
Rexford Industrial Realty LP
2.13%, 12/01/30	71	55,418
2.15%, 09/01/31	79	60,535
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25(a)	490	463,639
3.78%, 03/09/26(a)	211	202,953
2.63%, 07/14/26(a)	171	156,588
1.40%, 09/17/26(a)	218	189,838
3.01%, 10/19/26(a)	87	80,313
2.17%, 01/14/27	200	177,289
3.36%, 07/12/27(a)	171	158,115
3.35%, 10/18/27(a)	87	79,875
1.90%, 09/17/28	218	179,635
3.20%, 09/17/29(a)	87	74,694
2.72%, 09/27/29	522	440,250
2.22%, 09/17/31	265	204,379
2.93%, 09/17/41(a)	70	47,070

		91,357,204

Diversified Telecommunication Services — 0.6%
AT&T, Inc.
0.90%, 03/25/24(a)	341	323,820
2.30%, 06/01/27(a)	450	400,225
4.30%, 02/15/30(a)	300	282,479
2.75%, 06/01/31(a)	341	282,591
2.25%, 02/01/32(a)	400	313,529
2.55%, 12/01/33	200	153,702
4.50%, 05/15/35(a)	655	595,427
4.90%, 08/15/37	375	344,662
4.85%, 03/01/39	500	447,294
4.65%, 06/01/44	125	104,927
4.75%, 05/15/46	500	422,707
4.50%, 03/09/48(a)	500	407,100
3.65%, 06/01/51	200	140,862
3.50%, 09/15/53(a)	511	344,892
3.55%, 09/15/55	1,174	783,344
3.80%, 12/01/57	778	536,768
3.65%, 09/15/59	220	147,253
British Telecommunications PLC, 9.63%, 12/15/30	200	239,506
Deutsche Telekom International Finance BV, 8.75%, 06/15/30(a)	300	353,777
Telefonica Emisiones SA
4.10%, 03/08/27	345	327,326
7.05%, 06/20/36(a)	185	189,673
5.21%, 03/08/47(a)	283	227,247
4.90%, 03/06/48(a)	160	122,966
Telefonica Europe BV, 8.25%, 09/15/30	75	83,672
Verizon Communications, Inc.
0.75%, 03/22/24(a)	59	55,972
3.50%, 11/01/24(a)	87	84,507
3.38%, 02/15/25(a)	257	248,998
0.85%, 11/20/25(a)	249	222,071
1.45%, 03/20/26(a)	122	109,522
2.63%, 08/15/26(a)	155	143,038
4.13%, 03/16/27(a)	350	340,880
2.10%, 03/22/28(a)	140	121,503
4.33%, 09/21/28(a)	369	354,787
3.88%, 02/08/29(a)	341	319,948
4.02%, 12/03/29(a)	350	326,918
3.15%, 03/22/30	171	150,795

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
1.68%, 10/30/30	$341	$265,800
2.36%, 03/15/32(a)	695	550,928
4.50%, 08/10/33	300	280,706
4.40%, 11/01/34(a)	257	235,992
4.27%, 01/15/36(a)	214	190,499
4.81%, 03/15/39	104	95,263
2.65%, 11/20/40	87	58,724
3.40%, 03/22/41	429	322,566
2.85%, 09/03/41	112	77,079
4.75%, 11/01/41(a)	511	465,887
3.85%, 11/01/42(a)	87	68,951
4.86%, 08/21/46(a)	341	305,658
4.00%, 03/22/50(a)	171	133,784
2.88%, 11/20/50	427	267,712
3.55%, 03/22/51(a)	336	239,351
3.88%, 03/01/52(a)	118	89,486
2.99%, 10/30/56	211	128,731
3.00%, 11/20/60	275	163,741
3.70%, 03/22/61(a)	403	281,089

		14,276,635

Education — 0.1%
American University, Series 2019, 3.67%, 04/01/49	60	46,007
Brown University, Series A, 2.92%, 09/01/50	75	53,114
California Institute of Technology, 3.65%, 09/01/2119	171	108,917
Duke University
Series 2020, 2.68%, 10/01/44	75	54,223
Series 2020, 2.83%, 10/01/55	88	59,359
Emory University, Series 2020, 2.97%, 09/01/50	62	41,905
Ford Foundation
Series 2020, 2.42%, 06/01/50(a)	60	37,745
Series 2020, 2.82%, 06/01/70	70	40,830
George Washington University
4.87%, 09/15/45	74	67,729
Series 2014, 4.30%, 09/15/44	87	73,051
Series 2018, 4.13%, 09/15/48	58	48,063
Georgetown University(a)
Series 20A, 2.94%, 04/01/50	77	48,678
Series A, 5.22%, 12/31/99	62	54,184
Series B, 4.32%, 04/01/49	40	33,366
Howard University, Series 22A, 5.21%, 10/01/52	73	56,646
Leland Stanford Junior University
3.65%, 05/01/48	130	107,142
2.41%, 06/01/50(a)	75	47,247
Massachusetts Institute of Technology
3.96%, 07/01/38(a)	98	89,590
3.07%, 04/01/52(a)	77	56,378
4.68%, 12/31/99	75	63,851
5.60%, 12/31/99(a)	87	89,974
Series F, 2.99%, 07/01/50	73	53,067
Series G, 2.29%, 07/01/51(a)	56	34,259
Northeastern University, Series 2020, 2.89%, 10/01/50	51	33,637
Northwestern University
Series 2017, 3.66%, 12/01/57	58	44,108
Series 2020, 2.64%, 12/01/50	85	55,177
President and Fellows of Harvard College
3.15%, 07/15/46	62	47,186
2.52%, 10/15/50	71	46,092
3.30%, 07/15/56	121	90,434

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50(a)	$71	$44,984
Thomas Jefferson University, 3.85%, 11/01/57	72	51,342
Trustees of Boston College, 3.13%, 07/01/52(a)	87	60,299
Trustees of Boston University, Series CC, 4.06%, 10/01/48	35	28,965
Trustees of Princeton University(a)
5.70%, 03/01/39	87	94,145
Series 2020, 2.52%, 07/01/50	74	49,238
Trustees of the University of Pennsylvania(a)
3.61%, 02/15/2119	57	37,714
Series 2020, 2.40%, 10/01/50	52	32,501
University of Chicago, Series C, 2.55%, 04/01/50(a)	73	48,631
University of Miami, Series 2022, 4.06%, 04/01/52(a)	67	54,598
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	82	64,115
University of Southern California
2.81%, 10/01/50	71	47,601
Series 21A, 2.95%, 10/01/51(a)	87	58,316
Series A, 3.23%, 10/01/2120	69	40,009
Washington University(a)
4.35%, 04/15/2122	83	65,015
Series 2022, 3.52%, 04/15/54	75	58,927
William Marsh Rice University, 3.77%, 05/15/55	85	68,891
Yale University
Series 2020, 1.48%, 04/15/30(a)	54	43,228
Series 2020, 2.40%, 04/15/50	62	39,357

		2,669,835

Electric Utilities — 2.0%
AEP Texas, Inc.(a)
3.95%, 06/01/28	87	81,581
4.70%, 05/15/32	70	67,049
5.25%, 05/15/52	70	66,939
AEP Transmission Co. LLC
3.10%, 12/01/26(a)	87	81,543
3.80%, 06/15/49	171	133,194
3.15%, 09/15/49(a)	71	49,123
Series M, 3.65%, 04/01/50	87	66,355
Series N, 2.75%, 08/15/51(a)	71	45,020
Series O, 4.50%, 06/15/52(a)	50	43,977
AES Corp.(a)
1.38%, 01/15/26	171	151,846
2.45%, 01/15/31	87	69,210
Alabama Power Co.
3.75%, 09/01/27(a)	100	95,813
3.94%, 09/01/32(a)	100	91,841
6.13%, 05/15/38(a)	171	181,150
3.75%, 03/01/45(a)	87	67,591
4.30%, 01/02/46	87	72,142
3.45%, 10/01/49	65	46,824
3.13%, 07/15/51(a)	104	70,612
Series 20-A, 1.45%, 09/15/30(a)	51	39,711
Allegion U.S. Holding Co., Inc., 5.41%, 07/01/32	40	38,733
Ameren Corp.
2.50%, 09/15/24(a)	110	105,211
1.95%, 03/15/27	133	117,009
3.50%, 01/15/31(a)	171	151,235
Ameren Illinois Co.
3.85%, 09/01/32(a)	340	315,850

Security	Par (000)	Value

Electric Utilities (continued)
Ameren Illinois Co. (continued)
4.15%, 03/15/46(a)	$87	$73,939
3.25%, 03/15/50	53	37,933
American Electric Power Co., Inc.
2.03%, 03/15/24	67	64,600
5.75%, 11/01/27(a)	100	102,644
2.30%, 03/01/30	75	61,621
5.95%, 11/01/32(a)	100	104,412
Series J, 4.30%, 12/01/28(a)	87	83,086
Series N, 1.00%, 11/01/25(a)	87	77,699
Appalachian Power Co.
4.40%, 05/15/44	87	71,632
Series BB, 4.50%, 08/01/32	100	93,239
Arizona Public Service Co.
3.15%, 05/15/25(a)	87	83,210
2.60%, 08/15/29	87	72,550
5.05%, 09/01/41	87	76,708
4.50%, 04/01/42	171	140,573
4.20%, 08/15/48	87	66,353
3.50%, 12/01/49(a)	64	43,413
Avista Corp., 4.35%, 06/01/48	104	86,275
Baltimore Gas and Electric Co.
2.40%, 08/15/26(a)	171	157,668
2.25%, 06/15/31	81	65,616
6.35%, 10/01/36	87	92,991
3.50%, 08/15/46(a)	121	89,732
3.20%, 09/15/49	80	56,276
2.90%, 06/15/50	79	52,205
4.55%, 06/01/52(a)	30	26,495
Berkshire Hathaway Energy Co.
3.50%, 02/01/25(a)	82	80,439
4.05%, 04/15/25(a)	341	335,751
3.25%, 04/15/28(a)	87	80,487
3.70%, 07/15/30	87	79,264
1.65%, 05/15/31(a)	146	113,006
6.13%, 04/01/36(a)	87	91,292
5.95%, 05/15/37	171	177,413
5.15%, 11/15/43(a)	87	82,780
4.50%, 02/01/45(a)	71	61,819
3.80%, 07/15/48	87	67,104
4.45%, 01/15/49	87	74,709
4.25%, 10/15/50	71	58,872
2.85%, 05/15/51(a)	71	46,482
4.60%, 05/01/53(a)(d)	71	61,650
Black Hills Corp.
3.95%, 01/15/26(a)	70	67,112
3.05%, 10/15/29	73	61,920
2.50%, 06/15/30	55	44,147
4.35%, 05/01/33	71	62,463
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42	74	58,383
3.95%, 03/01/48	87	71,215
Sereis AJ, 4.85%, 10/01/52(a)	50	47,709
Series AF, Class AF, 3.35%, 04/01/51(a)	87	64,023
Series AG, Class AG, 3.00%, 03/01/32(a)	70	60,324
Series AH, Class AH, 3.60%, 03/01/52	50	38,389
Series ai, 4.45%, 10/01/32(a)	340	327,771
CenterPoint Energy, Inc.
2.50%, 09/01/24	75	71,999
1.45%, 06/01/26(a)	84	74,475

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
CenterPoint Energy, Inc. (continued)
2.65%, 06/01/31(a)	$140	$115,550
Cleco Corporate Holdings LLC
3.74%, 05/01/26(a)	87	82,137
3.38%, 09/15/29	87	74,003
CMS Energy Corp., 3.45%, 08/15/27	171	158,537
Commonwealth Edison Co.
2.55%, 06/15/26(a)	87	80,755
5.90%, 03/15/36	50	52,112
3.70%, 03/01/45	87	67,647
3.65%, 06/15/46	130	98,739
3.00%, 03/01/50(a)	87	59,697
Series 127, 3.20%, 11/15/49(a)	105	74,653
Series 130, 3.13%, 03/15/51	71	48,990
Series 131, 2.75%, 09/01/51	87	55,674
Series 133, 3.85%, 03/15/52(a)	141	112,224
Connecticut Light and Power Co.
Series A, 3.20%, 03/15/27	87	81,608
Series A, 2.05%, 07/01/31(a)	140	112,376
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28(a)	87	82,614
2.40%, 06/15/31(a)	171	139,795
3.95%, 03/01/43	53	42,405
4.45%, 03/15/44	87	74,613
4.50%, 12/01/45	87	74,473
3.85%, 06/15/46	171	132,552
3.70%, 11/15/59	70	50,318
3.60%, 06/15/61	130	92,648
Series 12-A, 4.20%, 03/15/42	71	59,421
Series 20A, 3.35%, 04/01/30(a)	257	231,136
Series 20B, 3.95%, 04/01/50(a)	171	134,118
Series C, 4.30%, 12/01/56(a)	87	69,689
Series C, 4.00%, 11/15/57(a)	130	98,262
Series D, 4.00%, 12/01/28(a)	87	83,047
Series E, 4.65%, 12/01/48	87	75,732
Constellation Energy Generation LLC
6.25%, 10/01/39	53	54,060
5.75%, 10/01/41	87	84,415
Consumers Energy Co.
4.35%, 04/15/49(a)	171	148,508
3.10%, 08/15/50	75	52,059
2.65%, 08/15/52(a)	66	41,499
4.20%, 09/01/52(a)	25	21,389
2.50%, 05/01/60(a)	181	101,309
Dominion Energy South Carolina, Inc.
5.45%, 02/01/41(a)	171	167,793
Series A, 2.30%, 12/01/31	70	56,456
Dominion Energy, Inc.
3.07%, 08/15/24(c)	87	83,831
3.90%, 10/01/25(a)	341	332,088
7.00%, 06/15/38	87	93,189
Series A, 1.45%, 04/15/26	70	62,318
Series A, 4.35%, 08/15/32(a)	50	46,478
Series B, 4.85%, 08/15/52(a)	50	43,182
Series C, 3.38%, 04/01/30	257	226,473
Series C, 2.25%, 08/15/31(a)	82	65,246
Series C, 3.30%, 04/15/41(a)	75	55,513
Series C, 4.90%, 08/01/41	50	44,159
DTE Electric Co.
3.65%, 03/15/24	171	168,077
3.70%, 03/15/45	51	40,384

Security	Par (000)	Value

Electric Utilities (continued)
DTE Electric Co. (continued)
3.70%, 06/01/46(a)	$87	$67,062
3.75%, 08/15/47	70	54,720
Series A, 1.90%, 04/01/28(a)	87	75,601
Series A, 3.00%, 03/01/32(a)	61	52,590
Series A, 4.00%, 04/01/43	53	44,173
Series A, 4.05%, 05/15/48(a)	87	72,300
Series B, 3.25%, 04/01/51	71	50,796
Series B, 3.65%, 03/01/52	63	48,679
DTE Energy Co.
4.22%, 11/01/24(a)(c)	690	678,234
Series C, 2.53%, 10/01/24(a)(c)	171	163,454
Series C, 3.40%, 06/15/29	120	106,601
Series F, 1.05%, 06/01/25(a)	154	139,488
Duke Energy Carolinas LLC
2.45%, 08/15/29	87	74,598
2.45%, 02/01/30(a)	71	60,644
2.55%, 04/15/31(a)	75	62,606
2.85%, 03/15/32	97	82,055
6.10%, 06/01/37(a)	87	90,000
6.05%, 04/15/38(a)	74	77,969
5.30%, 02/15/40(a)	87	86,095
4.25%, 12/15/41(a)	171	147,574
4.00%, 09/30/42	87	71,977
3.70%, 12/01/47	87	66,184
3.95%, 03/15/48	71	56,800
3.45%, 04/15/51	75	54,743
3.55%, 03/15/52	78	58,252
Series A, 6.00%, 12/01/28(a)	87	92,246
Duke Energy Corp.
3.75%, 04/15/24(a)	87	85,449
0.90%, 09/15/25	243	217,123
2.65%, 09/01/26	87	80,354
3.15%, 08/15/27	87	80,276
4.30%, 03/15/28(a)	90	86,600
2.45%, 06/01/30	89	73,184
4.50%, 08/15/32(a)	100	93,670
3.30%, 06/15/41	121	88,029
4.80%, 12/15/45(a)	87	76,593
3.95%, 08/15/47	87	65,688
4.20%, 06/15/49	87	68,658
5.00%, 08/15/52(a)	100	88,737
(5 year CMT + 2.32%), 3.25%, 01/15/82(b)	109	79,614
Duke Energy Florida LLC
2.50%, 12/01/29	59	50,422
1.75%, 06/15/30	82	65,166
2.40%, 12/15/31(a)	141	115,135
3.40%, 10/01/46	87	62,482
3.00%, 12/15/51	65	43,574
Duke Energy Indiana LLC
3.75%, 05/15/46	87	66,885
Series WWW, 4.90%, 07/15/43(a)	87	80,386
Duke Energy Ohio, Inc., 3.70%, 06/15/46	87	64,063
Duke Energy Progress LLC
3.70%, 09/01/28	65	61,063
3.45%, 03/15/29(a)	87	80,085
2.00%, 08/15/31(a)	74	58,473
3.40%, 04/01/32(a)	67	59,213
4.10%, 05/15/42(a)	53	44,487
4.10%, 03/15/43	87	72,862
4.38%, 03/30/44	74	63,628

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Progress LLC (continued)
4.15%, 12/01/44(a)	$87	$72,472
4.20%, 08/15/45	87	72,765
3.70%, 10/15/46	87	65,854
2.50%, 08/15/50	87	52,203
2.90%, 08/15/51	74	48,455
4.00%, 04/01/52	55	43,995
Edison International(a)
3.55%, 11/15/24	62	59,853
4.70%, 08/15/25	340	332,674
4.13%, 03/15/28	171	158,635
El Paso Electric Co., 6.00%, 05/15/35	87	85,324
Emera U.S. Finance LP
0.83%, 06/15/24(a)	89	83,052
3.55%, 06/15/26(a)	185	173,290
2.64%, 06/15/31	155	121,339
4.75%, 06/15/46(a)	62	47,836
Entergy Arkansas LLC
3.50%, 04/01/26(a)	65	62,385
2.65%, 06/15/51(a)	75	45,222
3.35%, 06/15/52	87	60,443
Entergy Corp.
0.90%, 09/15/25(a)	116	103,300
2.95%, 09/01/26(a)	171	158,757
1.90%, 06/15/28(a)	71	60,023
2.80%, 06/15/30(a)	79	66,727
2.40%, 06/15/31	104	82,605
3.75%, 06/15/50	71	52,275
Entergy Louisiana LLC
5.40%, 11/01/24(a)	511	514,044
1.60%, 12/15/30	82	62,992
4.00%, 03/15/33	87	78,515
4.20%, 09/01/48	87	71,186
4.20%, 04/01/50	171	138,868
4.75%, 09/15/52(a)	200	179,456
Entergy Mississippi LLC
2.85%, 06/01/28(a)	87	77,232
3.85%, 06/01/49	87	66,401
Entergy Texas, Inc., 5.00%, 09/15/52(a)	50	45,707
Evergy Kansas Central, Inc.
2.55%, 07/01/26(a)	62	57,107
4.25%, 12/01/45	171	137,238
3.25%, 09/01/49	87	60,132
3.45%, 04/15/50	87	62,963
Evergy Metro, Inc., 3.65%, 08/15/25	53	51,479
Evergy, Inc.
2.45%, 09/15/24	87	82,595
2.90%, 09/15/29	87	75,128
Eversource Energy
4.20%, 06/27/24(a)	340	336,059
2.90%, 03/01/27(a)	67	61,687
2.55%, 03/15/31(a)	87	71,646
3.38%, 03/01/32(a)	67	58,324
3.45%, 01/15/50(a)	71	51,502
Series H, 3.15%, 01/15/25(a)	66	63,423
Series M, 3.30%, 01/15/28(a)	257	236,651
Series Q, 0.80%, 08/15/25	140	125,440
Series R, 1.65%, 08/15/30	140	108,936
Series U, 1.40%, 08/15/26(a)	87	76,346
Exelon Corp.
3.95%, 06/15/25(a)	130	126,957

Security	Par (000)	Value

Electric Utilities (continued)
Exelon Corp. (continued)
3.40%, 04/15/26	$130	$123,433
4.05%, 04/15/30(a)	171	158,756
5.10%, 06/15/45(a)	87	80,900
4.70%, 04/15/50	87	75,783
Florida Power & Light Co.
2.85%, 04/01/25(a)	63	60,321
3.13%, 12/01/25	87	83,881
5.95%, 02/01/38(a)	50	53,117
5.69%, 03/01/40(a)	87	90,347
5.25%, 02/01/41(a)	87	86,766
4.13%, 02/01/42(a)	87	75,361
4.05%, 10/01/44(a)	130	110,025
3.70%, 12/01/47(a)	171	137,091
3.95%, 03/01/48	87	71,800
4.13%, 06/01/48	87	73,930
3.99%, 03/01/49(a)	87	72,939
Fortis, Inc., 3.06%, 10/04/26(a)	171	158,618
Georgia Power Co.
4.70%, 05/15/32(a)	90	86,765
4.30%, 03/15/42(a)	121	103,895
5.13%, 05/15/52(a)	90	84,367
Series A, 2.20%, 09/15/24(a)	171	163,065
Series B, 2.65%, 09/15/29(a)	171	146,015
Series B, 3.70%, 01/30/50	171	127,309
Indiana Michigan Power Co.
6.05%, 03/15/37(a)	62	63,907
4.25%, 08/15/48(a)	87	70,543
Series K, 4.55%, 03/15/46	54	45,131
Series L, 3.75%, 07/01/47	171	126,921
Interstate Power and Light Co.
3.25%, 12/01/24(a)	87	83,920
4.10%, 09/26/28(a)	75	71,412
3.70%, 09/15/46	87	63,074
3.50%, 09/30/49(a)	78	55,543
IPALCO Enterprises, Inc., 4.25%, 05/01/30	171	151,912
ITC Holdings Corp., 3.25%, 06/30/26	171	159,919
Kentucky Utilities Co.
4.38%, 10/01/45	171	144,646
3.30%, 06/01/50	75	52,678
MidAmerican Energy Co.
3.65%, 04/15/29(a)	87	81,342
4.80%, 09/15/43	87	81,055
3.65%, 08/01/48	87	68,264
4.25%, 07/15/49(a)	107	90,761
3.15%, 04/15/50(a)	87	61,573
2.70%, 08/01/52(a)	75	48,019
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	87	70,573
Series B, 3.10%, 07/30/51	87	55,358
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25(a)	87	83,499
1.88%, 02/07/25(a)	87	81,586
3.45%, 06/15/25(a)	70	67,522
3.40%, 02/07/28(a)	341	315,721
2.40%, 03/15/30	144	119,882
2.75%, 04/15/32	87	71,566
4.02%, 11/01/32(a)	107	97,229
4.15%, 12/15/32	270	249,322
5.80%, 01/15/33	50	52,185
4.30%, 03/15/49	87	72,454

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
National Rural Utilities Cooperative Finance Corp. (continued)
Series D, 1.00%, 10/18/24(a)	$130	$120,255
Nevada Power Co.
Series DD, 2.40%, 05/01/30	71	59,520
Series EE, 3.13%, 08/01/50(a)	71	47,976
Series GG, 5.90%, 05/01/53(a)	50	53,289
NextEra Energy Capital Holdings, Inc.
4.20%, 06/20/24	200	197,364
4.26%, 09/01/24	200	197,286
4.45%, 06/20/25	200	197,525
1.88%, 01/15/27(a)	154	136,299
3.55%, 05/01/27(a)	171	161,103
4.63%, 07/15/27(a)	200	196,651
1.90%, 06/15/28	119	101,597
2.75%, 11/01/29	86	74,386
2.44%, 01/15/32(a)	86	69,394
5.00%, 07/15/32(a)	135	132,400
3.00%, 01/15/52(a)	96	62,674
Northern States Power Co.
2.25%, 04/01/31	55	45,665
3.40%, 08/15/42(a)	70	54,361
4.00%, 08/15/45	85	69,212
2.90%, 03/01/50	79	54,033
3.20%, 04/01/52	80	56,877
4.50%, 06/01/52	69	62,513
NSTAR Electric Co., 4.55%, 06/01/52(a)	79	71,095
Oglethorpe Power Corp.
4.50%, 04/01/47(a)(d)	61	48,429
5.05%, 10/01/48	41	35,055
3.75%, 08/01/50	87	62,390
Ohio Power Co.
4.15%, 04/01/48	71	57,601
Series Q, 1.63%, 01/15/31(a)	76	58,808
Series R, 2.90%, 10/01/51	76	49,447
Oklahoma Gas and Electric Co., 3.25%, 04/01/30	171	149,082
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25(a)	100	89,253
3.70%, 11/15/28	62	58,470
2.75%, 05/15/30(a)	171	148,919
4.55%, 09/15/32(a)(d)	75	73,426
5.25%, 09/30/40	87	86,211
5.30%, 06/01/42(a)	75	74,587
3.75%, 04/01/45	87	69,941
3.80%, 06/01/49	171	137,449
3.10%, 09/15/49(a)	86	60,869
2.70%, 11/15/51(a)	74	48,329
4.95%, 09/15/52(a)(d)	200	193,025
Pacific Gas and Electric Co.
4.95%, 06/08/25	100	98,456
3.15%, 01/01/26(a)	341	316,860
5.45%, 06/15/27(a)	100	98,611
2.10%, 08/01/27(a)	102	87,111
3.30%, 12/01/27(a)	345	304,473
3.00%, 06/15/28(a)	109	94,231
3.75%, 07/01/28(a)	171	151,677
4.20%, 03/01/29(a)	130	116,061
4.55%, 07/01/30	341	309,082
2.50%, 02/01/31(a)	257	199,403
4.40%, 03/01/32(a)	137	119,575

Security	Par (000)	Value

Electric Utilities (continued)
Pacific Gas and Electric Co. (continued)
5.90%, 06/15/32(a)	$100	$97,579
4.50%, 07/01/40(a)	341	266,514
3.30%, 08/01/40(a)	154	104,268
4.20%, 06/01/41	78	57,737
4.75%, 02/15/44(a)	87	66,562
4.30%, 03/15/45	74	52,465
4.95%, 07/01/50	104	80,583
3.50%, 08/01/50(a)	155	96,273
PacifiCorp.
5.25%, 06/15/35(a)	87	85,184
6.35%, 07/15/38(a)	257	273,253
4.10%, 02/01/42	87	71,557
4.15%, 02/15/50	87	71,341
2.90%, 06/15/52	74	48,306
PECO Energy Co.
3.00%, 09/15/49	69	47,093
3.05%, 03/15/51	63	43,036
2.85%, 09/15/51(a)	82	53,973
4.38%, 08/15/52(a)	50	43,980
Potomac Electric Power Co.(a)
3.60%, 03/15/24	87	85,519
4.15%, 03/15/43	87	73,462
PPL Electric Utilities Corp.
4.75%, 07/15/43	87	79,312
3.00%, 10/01/49	60	40,459
Progress Energy, Inc., 7.75%, 03/01/31(a)	50	56,646
Public Service Co. of Colorado
3.70%, 06/15/28	171	162,718
3.60%, 09/15/42(a)	87	68,665
4.30%, 03/15/44	75	63,876
3.80%, 06/15/47	171	134,672
Series 35, 1.90%, 01/15/31(a)	140	112,299
Series 38, 4.10%, 06/01/32(a)	80	75,252
Public Service Co. of Oklahoma
Series J, 2.20%, 08/15/31(a)	87	69,280
Series K, 3.15%, 08/15/51	70	46,398
Public Service Electric and Gas Co.
3.20%, 05/15/29(a)	87	78,896
2.45%, 01/15/30	71	60,909
1.90%, 08/15/31(a)	141	112,077
3.95%, 05/01/42(a)	50	41,825
3.65%, 09/01/42	50	39,759
3.80%, 03/01/46	214	169,418
3.85%, 05/01/49	87	68,836
3.15%, 01/01/50	71	49,647
3.00%, 03/01/51	71	48,326
Public Service Enterprise Group, Inc.(a)
2.88%, 06/15/24	171	165,140
0.80%, 08/15/25	341	305,610
Puget Energy, Inc.
3.65%, 05/15/25(a)	87	82,748
2.38%, 06/15/28	71	60,412
4.10%, 06/15/30	87	77,688
4.22%, 03/15/32(a)	61	54,134
Puget Sound Energy, Inc.
5.80%, 03/15/40	87	87,149
4.22%, 06/15/48	87	70,479
San Diego Gas & Electric Co.
4.15%, 05/15/48	171	142,562

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
San Diego Gas & Electric Co. (continued)
Series VVV, 1.70%, 10/01/30	$87	$68,794
Sempra Energy
3.30%, 04/01/25(a)	60	57,537
3.40%, 02/01/28(a)	341	316,482
3.70%, 04/01/29	86	78,387
3.80%, 02/01/38	171	140,228
4.00%, 02/01/48(a)	171	133,256
(5 year CMT + 2.87%), 4.13%, 04/01/52(b)	87	67,367
Sierra Pacific Power Co., 2.60%, 05/01/26	214	198,737
Southern California Edison Co.
5.85%, 11/01/27(a)	50	51,464
2.25%, 06/01/30(a)	171	140,828
6.00%, 01/15/34(a)	257	268,383
5.50%, 03/15/40(a)	50	48,120
4.50%, 09/01/40	171	146,018
4.65%, 10/01/43	62	53,590
4.00%, 04/01/47(a)	171	133,632
3.65%, 02/01/50(a)	71	51,853
3.45%, 02/01/52	70	49,800
Series 08-A, 5.95%, 02/01/38	87	87,761
Series B, 4.88%, 03/01/49	87	76,501
Series C, 4.20%, 06/01/25(a)	59	57,904
Series C, 3.60%, 02/01/45	87	62,409
Series D, 4.70%, 06/01/27	65	63,648
Series E, 3.70%, 08/01/25	341	329,911
Series G, 2.50%, 06/01/31(a)	166	136,786
Series H, 3.65%, 06/01/51	76	55,238
Southern Co.(a)
5.15%, 10/06/25	100	100,647
3.25%, 07/01/26	87	81,806
4.40%, 07/01/46	130	108,419
Series B, (5 year CMT + 3.73%), 4.00%, 01/15/51(b)	171	155,610
Southern Power Co.
5.25%, 07/15/43	87	78,422
Series F, 4.95%, 12/15/46	171	145,715
Southwestern Electric Power Co.
3.25%, 11/01/51	71	46,675
Series M, 4.10%, 09/15/28	171	162,072
Southwestern Public Service Co.
3.70%, 08/15/47	87	65,324
3.75%, 06/15/49	71	54,329
Series 8, 3.15%, 05/01/50	71	48,968
Tampa Electric Co.
4.10%, 06/15/42(a)	87	70,700
4.30%, 06/15/48	71	57,423
4.45%, 06/15/49	64	52,804
3.63%, 06/15/50	80	57,868
5.00%, 07/15/52(a)	35	31,928
Toledo Edison Co., 6.15%, 05/15/37	74	76,542
Tucson Electric Power Co.
3.25%, 05/15/32(a)	87	73,884
4.85%, 12/01/48	87	74,416
Union Electric Co.
2.95%, 06/15/27(a)	171	159,187
2.15%, 03/15/32(a)	171	135,155
4.00%, 04/01/48	171	137,650
3.25%, 10/01/49	87	61,559

Security	Par (000)	Value

Electric Utilities (continued)
Virginia Electric and Power Co.
2.30%, 11/15/31	$87	$70,016
2.40%, 03/30/32(a)	70	56,556
4.00%, 01/15/43(a)	87	70,348
4.45%, 02/15/44	112	96,022
4.60%, 12/01/48	81	70,156
3.30%, 12/01/49	71	50,706
2.95%, 11/15/51(a)	87	57,169
Series A, 3.15%, 01/15/26(a)	97	92,244
Series A, 3.50%, 03/15/27(a)	130	122,855
Series A, 3.80%, 04/01/28	87	81,962
Series A, 2.88%, 07/15/29(a)	60	52,825
Series A, 6.00%, 05/15/37(a)	87	89,991
Series B, 3.75%, 05/15/27(a)	78	74,437
Series B, 6.00%, 01/15/36(a)	171	175,887
Series B, 3.80%, 09/15/47	87	66,505
Series C, 4.00%, 11/15/46	75	58,817
Series C, 4.63%, 05/15/52(a)	61	53,233
Series D, 4.65%, 08/15/43	87	76,381
WEC Energy Group, Inc., 5.15%, 10/01/27(a)	100	101,067
Wisconsin Electric Power Co.(a)
1.70%, 06/15/28	86	73,213
4.75%, 09/30/32	80	78,387
Wisconsin Power and Light Co.
3.00%, 07/01/29	171	150,784
1.95%, 09/16/31(a)	66	51,776
3.95%, 09/01/32(a)	100	91,519
Wisconsin Public Service Corp.
3.30%, 09/01/49	109	75,988
2.85%, 12/01/51	82	52,437
Xcel Energy, Inc.
3.30%, 06/01/25	74	71,026
3.35%, 12/01/26(a)	87	81,702
1.75%, 03/15/27	87	76,209
4.00%, 06/15/28(a)	171	163,667
2.60%, 12/01/29	70	59,764
2.35%, 11/15/31	71	56,721
4.60%, 06/01/32(a)	83	79,268
3.50%, 12/01/49(a)	70	51,053

		43,976,828

Electrical Equipment — 0.0%
Eaton Corp.(a)
4.15%, 03/15/33	100	92,962
4.70%, 08/23/52	60	54,285
Tyco Electronics Group SA
3.45%, 08/01/24	75	73,370
2.50%, 02/04/32(a)	60	49,468
Vontier Corp., 1.80%, 04/01/26	104	87,885

		357,970

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.
2.80%, 02/15/30	171	145,959
2.20%, 09/15/31	82	64,962
Arrow Electronics, Inc.(a)
4.00%, 04/01/25	87	83,967
2.95%, 02/15/32	71	55,979
Avnet, Inc.
3.00%, 05/15/31	87	67,511
5.50%, 06/01/32(a)	70	64,638

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	$130	$129,992
2.67%, 12/01/26(a)	140	124,295
4.25%, 04/01/28(a)	71	65,343
3.25%, 02/15/29(a)	79	67,284
3.57%, 12/01/31(a)	140	115,365
Corning, Inc.
4.75%, 03/15/42(a)	50	44,504
5.35%, 11/15/48(a)	50	45,868
3.90%, 11/15/49(a)	87	63,330
4.38%, 11/15/57	130	100,791
5.45%, 11/15/79	87	75,086
Honeywell International, Inc.
4.85%, 11/01/24	50	50,158
4.95%, 02/15/28(a)	100	101,293
5.00%, 02/15/33	100	101,854
Keysight Technologies, Inc., 3.00%, 10/30/29(a)	140	121,330
Rockwell Automation, Inc.
1.75%, 08/15/31	86	68,087
2.80%, 08/15/61	60	35,575
TD SYNNEX Corp.
1.75%, 08/09/26	171	145,345
2.65%, 08/09/31	87	65,897

		2,004,413

Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	74	68,231
Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor, Inc.
2.06%, 12/15/26	119	106,656
3.34%, 12/15/27(a)	79	72,973
3.14%, 11/07/29(a)	82	72,342
4.08%, 12/15/47(a)	257	200,452
Halliburton Co.
3.80%, 11/15/25(a)	165	160,488
4.85%, 11/15/35(a)	171	158,195
4.50%, 11/15/41	50	41,701
4.75%, 08/01/43	214	182,533
5.00%, 11/15/45(a)	200	177,089
NOV, Inc.
3.60%, 12/01/29	171	150,298
3.95%, 12/01/42	53	36,951

		1,427,909

Environmental, Maintenance & Security Service — 0.1%
Nature Conservancy, Series A, 3.96%, 03/01/52(a)	75	59,926
Republic Services, Inc.
2.50%, 08/15/24	72	68,997
3.20%, 03/15/25(a)	87	83,421
2.90%, 07/01/26(a)	85	79,178
3.95%, 05/15/28(a)	300	284,963
1.45%, 02/15/31	153	117,951
1.75%, 02/15/32(a)	171	131,272
2.38%, 03/15/33(a)	257	204,958
Waste Connections, Inc.
2.20%, 01/15/32	171	135,656
3.20%, 06/01/32	73	62,622
4.20%, 01/15/33	100	92,875
Waste Management, Inc.
0.75%, 11/15/25(a)	171	152,895
3.15%, 11/15/27(a)	171	159,510

Security	Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Waste Management, Inc. (continued)
2.00%, 06/01/29	$86	$72,775
1.50%, 03/15/31(a)	171	133,695
2.95%, 06/01/41	100	74,216
4.15%, 07/15/49(a)	87	75,471

		1,990,381

Equity Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26(a)	130	126,629
3.95%, 01/15/27(a)	87	83,119
3.38%, 08/15/31(a)	141	123,052
2.00%, 05/18/32(a)	73	55,897
1.88%, 02/01/33(a)	102	75,842
2.95%, 03/15/34(a)	52	42,146
4.85%, 04/15/49	87	73,662
3.00%, 05/18/51(a)	70	44,257
3.55%, 03/15/52(a)	100	71,262
American Homes 4 Rent LP
4.90%, 02/15/29	171	161,610
2.38%, 07/15/31(a)	35	26,996
3.38%, 07/15/51	25	15,557
American Tower Corp.
0.60%, 01/15/24	105	100,086
3.38%, 05/15/24	341	331,827
2.95%, 01/15/25(a)	87	82,977
2.40%, 03/15/25(a)	102	95,959
4.40%, 02/15/26(a)	30	29,233
1.60%, 04/15/26(a)	89	79,129
1.45%, 09/15/26(a)	64	55,843
3.38%, 10/15/26(a)	87	81,341
2.75%, 01/15/27(a)	76	68,895
3.65%, 03/15/27(a)	69	64,445
3.95%, 03/15/29	87	80,202
3.80%, 08/15/29(a)	87	78,924
2.90%, 01/15/30(a)	93	78,759
2.10%, 06/15/30	141	111,608
2.70%, 04/15/31(a)	104	84,651
2.30%, 09/15/31	124	96,394
4.05%, 03/15/32(a)	79	70,452
3.70%, 10/15/49	75	53,196
3.10%, 06/15/50	82	51,598
2.95%, 01/15/51	100	61,911
AvalonBay Communities, Inc.
3.45%, 06/01/25(a)	74	71,261
3.20%, 01/15/28(a)	191	174,591
1.90%, 12/01/28	104	87,018
3.30%, 06/01/29	64	57,287
2.05%, 01/15/32(a)	130	102,018
3.90%, 10/15/46	87	66,614
Boston Properties LP
3.20%, 01/15/25(a)	171	163,555
3.65%, 02/01/26(a)	67	63,509
4.50%, 12/01/28(a)	171	158,523
2.90%, 03/15/30	83	67,845
3.25%, 01/30/31(a)	171	141,362
2.55%, 04/01/32(a)	130	98,833
Brandywine Operating Partnership LP, 4.55%, 10/01/29	87	72,732
Brixmor Operating Partnership LP 3.65%, 06/15/24(a)	130	125,997

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brixmor Operating Partnership LP (continued)
4.13%, 06/15/26	$87	$82,033
4.13%, 05/15/29	214	191,329
Broadstone Net Lease LLC, 2.60%, 09/15/31	100	74,936
Camden Property Trust, 2.80%, 05/15/30(a)	257	221,130
Corporate Office Properties LP
2.00%, 01/15/29(a)	70	53,683
2.75%, 04/15/31	50	37,420
2.90%, 12/01/33	87	61,706
Crown Castle, Inc.
3.70%, 06/15/26(a)	71	67,509
1.05%, 07/15/26(a)	341	294,625
4.00%, 03/01/27	171	163,074
2.90%, 03/15/27(a)	70	63,669
3.80%, 02/15/28	341	316,914
2.25%, 01/15/31(a)	171	137,182
2.90%, 04/01/41(a)	141	96,594
4.00%, 11/15/49(a)	102	77,052
CubeSmart LP
3.00%, 02/15/30	100	83,219
2.00%, 02/15/31	87	65,543
Digital Realty Trust LP(a)
3.70%, 08/15/27	171	158,680
5.55%, 01/15/28	285	286,884
3.60%, 07/01/29	130	116,114
EPR Properties
4.50%, 04/01/25(a)	70	66,402
4.75%, 12/15/26	75	67,389
4.50%, 06/01/27(a)	75	65,645
4.95%, 04/15/28	75	63,988
3.75%, 08/15/29	75	58,721
Equinix, Inc.
2.63%, 11/18/24(a)	144	137,130
1.25%, 07/15/25	82	74,146
1.00%, 09/15/25	171	152,920
1.45%, 05/15/26	70	61,539
2.90%, 11/18/26	71	64,894
1.55%, 03/15/28	144	119,018
2.00%, 05/15/28	67	56,558
3.20%, 11/18/29(a)	81	70,504
2.15%, 07/15/30(a)	87	69,212
2.50%, 05/15/31	152	122,131
3.00%, 07/15/50(a)	71	44,578
3.40%, 02/15/52	140	95,356
ERP Operating LP
3.25%, 08/01/27(a)	87	79,670
3.50%, 03/01/28(a)	171	157,574
3.00%, 07/01/29(a)	128	111,848
2.50%, 02/15/30	72	60,058
1.85%, 08/01/31(a)	76	59,109
4.50%, 06/01/45	87	73,132
Essex Portfolio LP
3.88%, 05/01/24	74	72,454
4.00%, 03/01/29(a)	71	64,704
3.00%, 01/15/30	70	59,197
1.65%, 01/15/31	90	67,149
2.55%, 06/15/31	60	47,375
2.65%, 09/01/50(a)	71	39,951
Extra Space Storage LP
2.55%, 06/01/31	87	68,057
2.35%, 03/15/32	70	52,969

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Federal Realty Investment Trust
3.25%, 07/15/27	$87	$79,954
3.50%, 06/01/30	140	119,786
GLP Capital LP/GLP Financing II, Inc.(a)
3.35%, 09/01/24	75	71,875
4.00%, 01/15/30	169	148,013
Healthcare Realty Holdings LP, 3.10%, 02/15/30(a)	171	142,779
Healthpeak Properties, Inc.
3.40%, 02/01/25(a)	31	29,825
4.00%, 06/01/25(a)	87	84,722
1.35%, 02/01/27	62	53,668
2.13%, 12/01/28	75	62,871
3.50%, 07/15/29	57	50,726
3.00%, 01/15/30(a)	92	79,119
2.88%, 01/15/31	90	75,216
Highwoods Realty LP
4.13%, 03/15/28	87	78,575
3.05%, 02/15/30(a)	87	69,297
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25(a)	67	64,381
Series H, 3.38%, 12/15/29(a)	171	142,952
Series J, 2.90%, 12/15/31	71	54,312
Hudson Pacific Properties LP, 4.65%, 04/01/29(a)	171	146,094
Invitation Homes Operating Partnership LP
2.30%, 11/15/28(a)	79	65,324
2.00%, 08/15/31(a)	70	51,730
2.70%, 01/15/34	87	63,427
Kilroy Realty LP
2.50%, 11/15/32	67	47,573
2.65%, 11/15/33(a)	71	49,261
Kimco Realty Corp.
3.30%, 02/01/25	62	59,409
2.80%, 10/01/26	87	79,732
2.25%, 12/01/31	87	66,793
4.60%, 02/01/33(a)	25	22,863
4.45%, 09/01/47	62	47,753
3.70%, 10/01/49	87	59,388
Life Storage LP
4.00%, 06/15/29	21	18,810
2.20%, 10/15/30	69	53,604
2.40%, 10/15/31	75	57,697
Mid-America Apartments LP
1.10%, 09/15/26	67	57,942
3.60%, 06/01/27(a)	87	82,429
3.95%, 03/15/29(a)	87	81,657
1.70%, 02/15/31	69	53,797
2.88%, 09/15/51(a)	66	42,064
National Retail Properties, Inc.(a)
3.10%, 04/15/50	171	104,858
3.00%, 04/15/52	82	48,795
Omega Healthcare Investors, Inc.
4.50%, 04/01/27(a)	87	81,470
4.75%, 01/15/28(a)	87	80,165
3.63%, 10/01/29(a)	104	85,320
3.25%, 04/15/33	71	51,331
Physicians Realty LP, 2.63%, 11/01/31	87	67,907
Piedmont Operating Partnership LP, 3.15%, 08/15/30(a)	87	66,175
Prologis LP, 4.63%, 01/15/33(a)	135	130,689
Public Storage(a)
1.50%, 11/09/26	138	122,644

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage(a) (continued)
1.85%, 05/01/28	$207	$177,576
1.95%, 11/09/28	133	113,451
2.25%, 11/09/31	87	69,769
Rayonier LP, 2.75%, 05/17/31	124	99,617
Realty Income Corp.
0.75%, 03/15/26(a)	100	86,916
4.13%, 10/15/26(a)	171	166,213
3.00%, 01/15/27(a)	171	158,081
3.95%, 08/15/27(a)	87	82,942
3.40%, 01/15/28	87	80,111
3.25%, 06/15/29	48	42,751
3.10%, 12/15/29(a)	87	75,748
3.25%, 01/15/31	116	100,591
1.80%, 03/15/33(a)	72	51,644
Regency Centers LP
2.95%, 09/15/29	71	59,591
3.70%, 06/15/30	87	75,892
4.40%, 02/01/47	87	66,818
Sabra Health Care LP
3.90%, 10/15/29(a)	50	41,830
3.20%, 12/01/31	87	64,734
Safehold Operating Partnership LP, 2.80%, 06/15/31(a)	60	46,047
Simon Property Group LP
2.00%, 09/13/24(a)	178	169,062
3.38%, 10/01/24(a)	87	84,413
3.30%, 01/15/26	257	243,870
1.38%, 01/15/27(a)	121	105,605
3.38%, 06/15/27	130	121,145
2.45%, 09/13/29(a)	87	72,635
2.65%, 07/15/30(a)	171	142,218
2.25%, 01/15/32(a)	121	94,113
4.75%, 03/15/42	74	63,455
4.25%, 10/01/44	87	68,660
4.25%, 11/30/46	87	69,476
3.25%, 09/13/49	114	75,457
SITE Centers Corp., 4.25%, 02/01/26	87	81,941
Spirit Realty LP
3.20%, 01/15/27	171	151,608
4.00%, 07/15/29(a)	75	65,092
3.40%, 01/15/30(a)	87	72,478
STORE Capital Corp., 2.70%, 12/01/31	87	63,870
Sun Communities Operating LP(a)
2.30%, 11/01/28	79	65,766
2.70%, 07/15/31	128	101,033
4.20%, 04/15/32	69	60,770
Tanger Properties LP, 3.88%, 07/15/27	171	155,987
UDR, Inc.
4.40%, 01/26/29(a)	171	159,824
3.20%, 01/15/30	87	75,479
3.00%, 08/15/31(a)	87	72,546
1.90%, 03/15/33	87	61,939
Ventas Realty LP
3.50%, 04/15/24	171	166,326
2.65%, 01/15/25	112	105,968
4.13%, 01/15/26	214	207,568
3.25%, 10/15/26(a)	87	80,357
4.00%, 03/01/28	257	237,627
3.00%, 01/15/30(a)	50	41,946

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP (continued)
2.50%, 09/01/31(a)	$121	$94,951
VICI Properties LP(a)
4.38%, 05/15/25	71	68,858
4.75%, 02/15/28	117	110,994
4.95%, 02/15/30	105	99,951
Vornado Realty LP, 3.50%, 01/15/25(a)	87	81,163
Welltower, Inc.
3.63%, 03/15/24	87	85,137
4.00%, 06/01/25(a)	214	208,445
4.25%, 04/01/26(a)	62	59,954
2.05%, 01/15/29	108	87,716
4.13%, 03/15/29	171	156,961
3.10%, 01/15/30(a)	171	144,325
2.75%, 01/15/31	100	80,001
2.75%, 01/15/32(a)	87	68,025
3.85%, 06/15/32(a)	79	67,038
Weyerhaeuser Co.
4.00%, 11/15/29	171	156,104
7.38%, 03/15/32	80	88,431
3.38%, 03/09/33	90	75,215
4.00%, 03/09/52	55	41,503
WP Carey, Inc.(a)
3.85%, 07/15/29	82	73,658
2.45%, 02/01/32	118	92,206

		19,555,242

Food & Staples Retailing — 0.5%
Campbell Soup Co.(a)
3.30%, 03/19/25	87	83,665
4.80%, 03/15/48	130	114,660
Conagra Brands, Inc.
4.30%, 05/01/24(a)	171	168,645
4.60%, 11/01/25	171	168,490
1.38%, 11/01/27(a)	77	64,145
5.30%, 11/01/38	171	161,024
5.40%, 11/01/48(a)	87	80,390
Costco Wholesale Corp.
3.00%, 05/18/27(a)	257	241,535
1.60%, 04/20/30(a)	257	210,552
1.75%, 04/20/32	87	68,779
Dollar General Corp.
4.63%, 11/01/27(a)	70	68,703
5.00%, 11/01/32(a)	75	73,982
4.13%, 04/03/50	100	79,760
Dollar Tree, Inc.
4.20%, 05/15/28(a)	171	163,555
2.65%, 12/01/31	87	70,368
3.38%, 12/01/51(a)	71	47,628
General Mills, Inc.(a)
3.65%, 02/15/24	87	85,471
3.20%, 02/10/27	87	82,199
4.20%, 04/17/28	171	165,243
2.88%, 04/15/30	171	147,731
2.25%, 10/14/31	121	97,308
3.00%, 02/01/51	180	123,078
Ingredion, Inc., 3.90%, 06/01/50	87	63,454
Kellogg Co.(a)
3.25%, 04/01/26	65	61,795
4.30%, 05/15/28	171	165,918
2.10%, 06/01/30	141	114,636

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing (continued)
Kellogg Co.(a) (continued)
4.50%, 04/01/46	$62	$52,826
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	73	72,309
Kraft Heinz Foods Co.
3.00%, 06/01/26(a)	206	192,779
3.88%, 05/15/27	148	141,399
4.63%, 01/30/29(a)	87	85,997
3.75%, 04/01/30(a)	79	71,941
4.25%, 03/01/31	87	81,332
6.75%, 03/15/32	70	75,945
5.00%, 07/15/35	79	75,553
6.88%, 01/26/39	87	94,383
6.50%, 02/09/40(a)	79	83,530
5.00%, 06/04/42(a)	163	147,438
5.20%, 07/15/45(a)	197	181,754
4.88%, 10/01/49(a)	163	141,491
5.50%, 06/01/50(a)	87	83,146
Kroger Co.
3.50%, 02/01/26	87	83,061
2.65%, 10/15/26(a)	171	156,954
3.70%, 08/01/27(a)	87	82,197
4.50%, 01/15/29(a)	171	164,691
1.70%, 01/15/31(a)	182	140,315
5.15%, 08/01/43(a)	66	60,741
3.88%, 10/15/46	87	66,477
4.65%, 01/15/48	87	75,169
5.40%, 01/15/49	87	83,007
3.95%, 01/15/50(a)	75	58,220
McCormick & Co., Inc.
0.90%, 02/15/26(a)	67	58,687
1.85%, 02/15/31	71	54,887
Sysco Corp.
3.75%, 10/01/25(a)	74	71,606
3.30%, 07/15/26(a)	110	103,761
3.25%, 07/15/27(a)	171	158,051
5.95%, 04/01/30(a)	171	176,977
2.45%, 12/14/31(a)	87	69,878
4.85%, 10/01/45	53	46,703
4.50%, 04/01/46	87	72,895
4.45%, 03/15/48(a)	87	71,327
6.60%, 04/01/50	114	124,249
Target Corp.
3.50%, 07/01/24	171	167,486
2.25%, 04/15/25(a)	243	230,527
2.50%, 04/15/26(a)	87	81,460
1.95%, 01/15/27(a)	74	67,177
3.38%, 04/15/29(a)	171	158,309
2.35%, 02/15/30	169	143,454
2.65%, 09/15/30	199	170,993
4.50%, 09/15/32(a)	100	97,054
7.00%, 01/15/38(a)	174	202,833
3.90%, 11/15/47	87	70,877
Walgreens Boots Alliance, Inc.
3.45%, 06/01/26(a)	81	77,003
3.20%, 04/15/30(a)	41	35,481
4.10%, 04/15/50	171	125,795
Walmart, Inc.
3.30%, 04/22/24(a)	300	293,890
3.90%, 09/09/25(a)	600	590,873
1.05%, 09/17/26(a)	84	74,387

Security	Par (000)	Value

Food & Staples Retailing (continued)
Walmart, Inc. (continued)
3.95%, 09/09/27(a)	$100	$98,619
2.38%, 09/24/29(a)	33	28,895
1.80%, 09/22/31(a)	166	135,094
4.15%, 09/09/32(a)	100	97,414
6.50%, 08/15/37(a)	200	233,750
5.63%, 04/01/40	341	364,128
4.05%, 06/29/48(a)	82	72,772
4.50%, 09/09/52	400	380,472

		10,533,133

Food Products — 0.2%
Archer-Daniels-Midland Co.
2.50%, 08/11/26(a)	300	278,187
2.90%, 03/01/32(a)	67	57,563
4.54%, 03/26/42	37	33,723
4.02%, 04/16/43	66	55,653
3.75%, 09/15/47(a)	171	138,399
Bunge Ltd. Finance Corp.(a)
3.75%, 09/25/27	171	159,673
2.75%, 05/14/31	121	99,307
Flowers Foods, Inc., 2.40%, 03/15/31(a)	60	48,295
Hershey Co.
2.05%, 11/15/24(a)	87	82,712
2.45%, 11/15/29(a)	87	74,723
3.13%, 11/15/49	87	61,600
Hormel Foods Corp.(a)
1.70%, 06/03/28	223	192,523
3.05%, 06/03/51	87	59,926
J M Smucker Co.
3.50%, 03/15/25	214	207,036
4.25%, 03/15/35(a)	87	77,759
4.38%, 03/15/45(a)	87	70,997
3.55%, 03/15/50	70	47,898
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)
5.13%, 02/01/28(a)	100	94,737
3.00%, 05/15/32	250	191,713
5.75%, 04/01/33(a)	100	94,927
6.50%, 12/01/52(a)	250	237,953
Mondelez International, Inc.
1.50%, 05/04/25	62	57,373
2.63%, 03/17/27	341	309,138
2.75%, 04/13/30	160	137,913
1.50%, 02/04/31	100	76,887
1.88%, 10/15/32	87	66,006
2.63%, 09/04/50(a)	70	43,489
Tyson Foods, Inc.
3.95%, 08/15/24(a)	341	335,506
3.55%, 06/02/27	171	160,279
4.88%, 08/15/34(a)	70	66,910
5.15%, 08/15/44(a)	87	80,516
4.55%, 06/02/47(a)	87	74,444

		3,773,765

Gas Utilities — 0.0%
Southern California Gas Co., 6.35%, 11/15/52	20	21,878

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories
3.88%, 09/15/25	45	44,112
3.75%, 11/30/26(a)	243	236,567

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Abbott Laboratories (continued)
1.15%, 01/30/28(a)	$92	$78,191
1.40%, 06/30/30	79	62,754
4.75%, 11/30/36(a)	384	380,098
5.30%, 05/27/40	87	88,500
4.75%, 04/15/43	87	83,266
Baxter International, Inc.
2.60%, 08/15/26(a)	127	117,294
2.27%, 12/01/28	309	263,511
3.95%, 04/01/30(a)	87	79,208
3.50%, 08/15/46	87	61,737
3.13%, 12/01/51(a)	79	50,985
Becton Dickinson and Co.
3.36%, 06/06/24	80	78,176
3.73%, 12/15/24(a)	60	58,509
3.70%, 06/06/27	279	263,606
2.82%, 05/20/30(a)	82	70,377
1.96%, 02/11/31(a)	185	146,297
4.30%, 08/22/32(a)	80	74,882
4.69%, 12/15/44	107	95,634
4.67%, 06/06/47(a)	87	76,557
3.79%, 05/20/50(a)	37	28,393
Boston Scientific Corp.
2.65%, 06/01/30(a)	171	146,066
4.55%, 03/01/39	130	116,607
4.70%, 03/01/49(a)	93	83,198
Danaher Corp.
3.35%, 09/15/25	75	72,191
4.38%, 09/15/45(a)	75	66,540
2.60%, 10/01/50(a)	87	55,482
2.80%, 12/10/51(a)	140	92,506
DH Europe Finance II Sarl
2.20%, 11/15/24(a)	171	162,930
2.60%, 11/15/29(a)	79	69,206
3.25%, 11/15/39(a)	71	56,599
3.40%, 11/15/49	117	88,352
GE HealthCare Technologies, Inc.
5.55%, 11/15/24(d)	175	175,630
5.60%, 11/15/25	150	150,924
5.65%, 11/15/27	200	202,340
6.38%, 11/22/52	100	106,211
Koninklijke Philips NV, 5.00%, 03/15/42(a)	87	75,827
Medtronic, Inc., 4.38%, 03/15/35(a)	62	58,601
MidMichigan Health, Series 2020, 3.41%, 06/01/50	47	32,298
PerkinElmer, Inc.
1.90%, 09/15/28(a)	90	74,533
2.25%, 09/15/31	219	171,593
STERIS Irish FinCo UnLtd Co., 2.70%, 03/15/31(a)	216	175,066
Stryker Corp.
3.38%, 05/15/24(a)	341	333,001
3.38%, 11/01/25(a)	100	96,622
3.50%, 03/15/26(a)	87	83,502
4.63%, 03/15/46	214	188,425
2.90%, 06/15/50	87	58,052
Thermo Fisher Scientific, Inc.
4.80%, 11/21/27	65	65,211
1.75%, 10/15/28(a)	67	56,742
2.60%, 10/01/29(a)	168	148,006
2.00%, 10/15/31(a)	87	70,459
4.95%, 11/21/32(a)	95	96,339

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Thermo Fisher Scientific, Inc. (continued)
2.80%, 10/15/41	$243	$178,837
4.10%, 08/15/47	87	75,671
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/31(a)	189	153,113
4.45%, 08/15/45	87	68,410

		6,343,744

Health Care Providers & Services — 0.8%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51(a)	73	46,321
Adventist Health System, 3.63%, 03/01/49	70	49,573
Advocate Health & Hospitals Corp.
4.27%, 08/15/48	80	67,918
3.39%, 10/15/49	79	56,762
Aetna, Inc.
3.50%, 11/15/24(a)	81	78,681
6.75%, 12/15/37	75	80,445
4.50%, 05/15/42(a)	87	75,040
4.75%, 03/15/44(a)	76	66,924
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51(a)	82	51,196
Allina Health System, Series 2021, 2.90%, 11/15/51(a)	70	44,533
AmerisourceBergen Corp.(a)
3.45%, 12/15/27	130	121,460
2.80%, 05/15/30	71	60,221
2.70%, 03/15/31	87	72,214
4.25%, 03/01/45	87	71,384
Ascension Health
3.95%, 11/15/46(a)	157	129,730
Series B, 2.53%, 11/15/29	53	45,427
Series B, 3.11%, 11/15/39	52	39,946
Banner Health
2.91%, 01/01/42(a)	76	55,144
2.91%, 01/01/51	78	51,362
Series 2020, 3.18%, 01/01/50	63	44,031
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50(a)	65	46,654
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50	72	57,175
Baylor Scott & White Holdings(a)
Series 2021, 1.78%, 11/15/30	63	48,658
Series 2021, 2.84%, 11/15/50	203	132,302
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	86	53,010
BHSH System Obligated Group, Series 19A, 3.49%, 07/15/49	85	62,855
Bon Secours Mercy Health, Inc.
3.46%, 06/01/30(a)	70	62,562
Series 2018, 4.30%, 07/01/28(a)	64	60,724
Series 20-2, 3.21%, 06/01/50	60	39,982
Cardinal Health, Inc.
3.50%, 11/15/24(a)	87	84,445
3.75%, 09/15/25(a)	87	84,178
4.60%, 03/15/43(a)	50	41,072
4.37%, 06/15/47	87	68,143
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31(a)	70	56,139
Centene Corp.
2.45%, 07/15/28	450	379,823

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Centene Corp. (continued)
4.63%, 12/15/29	$700	$639,685
2.50%, 03/01/31	350	273,866
Children’s Health System of Texas, 2.51%, 08/15/50	71	42,399
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47(a)	70	59,340
Children’s Hospital of Philadelphia, Series 2020, 2.70%, 07/01/50	51	32,546
CHRISTUS Health, Series C, 4.34%, 07/01/28(a)	55	52,256
CommonSpirit Health
1.55%, 10/01/25(a)	64	57,548
3.35%, 10/01/29	194	168,828
2.78%, 10/01/30	78	64,336
4.19%, 10/01/49	71	55,226
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/50	75	47,104
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49(a)	46	32,266
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	74	57,743
Dignity Health, 5.27%, 11/01/64(a)	74	63,734
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47(a)	61	50,174
Elevance Health, Inc.
3.50%, 08/15/24(a)	87	84,861
2.38%, 01/15/25(a)	57	54,108
1.50%, 03/15/26(a)	170	152,793
3.65%, 12/01/27(a)	171	161,237
2.25%, 05/15/30	136	112,505
2.55%, 03/15/31	121	101,655
4.10%, 05/15/32	61	56,740
4.63%, 05/15/42(a)	50	45,465
5.10%, 01/15/44	155	146,076
4.65%, 08/15/44	62	55,356
4.38%, 12/01/47(a)	171	146,083
4.55%, 03/01/48(a)	130	113,477
3.13%, 05/15/50(a)	146	100,073
3.60%, 03/15/51(a)	170	127,074
4.55%, 05/15/52	61	52,989
Hackensack Meridian Health, Inc.(a)
Series 2020, 2.68%, 09/01/41	69	47,981
Series 2020, 2.88%, 09/01/50	136	87,911
Hartford HealthCare Corp., 3.45%, 07/01/54	62	43,294
HCA, Inc.
5.25%, 04/15/25	171	170,004
5.25%, 06/15/26	171	168,936
5.38%, 09/01/26	200	197,775
3.13%, 03/15/27(a)(d)	78	70,916
5.88%, 02/01/29(a)	250	249,219
4.13%, 06/15/29(a)	130	118,676
3.50%, 09/01/30(a)	200	172,495
2.38%, 07/15/31	171	133,111
3.63%, 03/15/32(d)	100	84,615
5.13%, 06/15/39(a)	171	153,008
5.50%, 06/15/47(a)	171	151,869
5.25%, 06/15/49	214	182,266
3.50%, 07/15/51	155	99,443
4.63%, 03/15/52(a)(d)	100	77,830
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	70	54,492

Security	Par (000)	Value

Health Care Providers & Services (continued)
Humana, Inc.
3.85%, 10/01/24(a)	$87	$85,247
1.35%, 02/03/27	132	114,127
5.75%, 03/01/28	60	61,262
3.70%, 03/23/29(a)	62	56,763
3.13%, 08/15/29	87	76,260
2.15%, 02/03/32(a)	81	63,207
4.63%, 12/01/42	171	149,167
4.95%, 10/01/44(a)	87	78,554
4.80%, 03/15/47	70	61,438
Indiana University Health, Inc. Obligated Group, Series 2021, 2.85%, 11/01/51	87	55,938
Inova Health System Foundation, 4.07%, 05/15/52	74	61,269
Integris Baptist Medical Center, Inc., Series A, 3.88%, 08/15/50	66	47,699
Johns Hopkins Health System Corp., 3.84%, 05/15/46(a)	62	50,096
Kaiser Foundation Hospitals
3.15%, 05/01/27(a)	87	81,419
4.15%, 05/01/47	191	161,818
Series 2019, 3.27%, 11/01/49	82	59,222
Series 2021, 2.81%, 06/01/41(a)	101	73,181
Series 2021, 3.00%, 06/01/51(a)	116	79,002
Mass General Brigham, Inc.
Series 2017, 3.77%, 07/01/48	85	66,382
Series 2020, 3.19%, 07/01/49	87	59,885
Series 2020, 3.34%, 07/01/60(a)	71	47,180
Mayo Clinic(a)
Series 2016, 4.13%, 11/15/52	75	62,028
Series 2021, 3.20%, 11/15/61	66	43,908
McKesson Corp.(a)
3.80%, 03/15/24	257	252,609
1.30%, 08/15/26	155	136,312
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49(a)	74	53,228
Memorial Health Services, 3.45%, 11/01/49	62	44,977
Memorial Sloan-Kettering Cancer Center(a)
5.00%, 07/01/42	70	68,126
4.13%, 07/01/52	70	58,583
Methodist Hospital, Series 20A, 2.71%, 12/01/50(a)	77	49,106
Montefiore Obligated Group, 4.29%, 09/01/50	64	38,040
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52	57	43,078
Mount Sinai Hospitals Group, Inc.(a)
Series 2019, 3.74%, 07/01/49	75	55,334
Series 2020, 3.39%, 07/01/50	66	44,474
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52(a)	73	64,764
New York and Presbyterian Hospital
2.26%, 08/01/40(a)	87	57,314
4.02%, 08/01/45	53	43,891
2.61%, 08/01/60(a)	87	49,237
Series 2019, 3.95%, 12/31/99	72	49,723
Northwell Healthcare, Inc.
3.98%, 11/01/46	70	53,642
3.81%, 11/01/49	57	40,669
Northwell Healthcare, Inc., RB, 4.26%, 11/01/47(a)	70	55,598
Novant Health, Inc.
2.64%, 11/01/36	72	53,066
3.17%, 11/01/51	76	52,488
3.32%, 11/01/61	76	50,179

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Ochsner LSU Health System of North Louisiana, Series 2021, 2.51%, 05/15/31(a)	$70	$51,347
OhioHealth Corp., 2.83%, 11/15/41(a)	59	41,968
Orlando Health Obligated Group
4.09%, 10/01/48	29	22,820
3.33%, 10/01/50	67	46,361
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48	79	68,321
Series 2020, 1.38%, 11/15/25	24	21,510
Series 2020, 3.22%, 11/15/50	73	47,387
Piedmont Healthcare, Inc.(a)
2.86%, 01/01/52	66	41,161
Series 2042, 2.72%, 01/01/42	58	39,601
Presbyterian Healthcare Services, 4.88%, 08/01/52	60	56,173
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29	82	69,392
Series 21A, 2.70%, 10/01/51	156	92,246
Series A, 3.93%, 10/01/48(a)	77	59,865
Queen’s Health Systems, 4.81%, 07/01/52(a)	67	60,790
Rady Children’s Hospital-San Diego, Series 21A, 3.15%, 08/15/51	63	42,794
RWJ Barnabas Health, Inc., 3.95%, 07/01/46(a)	80	65,353
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50(a)	62	39,040
Sentara Healthcare, Series 2021, 2.93%, 11/01/51	71	46,134
Sharp HealthCare, Series 20B, 2.68%, 08/01/50(a)	91	55,598
Stanford Health Care, Series 2018, 3.80%, 11/15/48(a)	64	50,810
Summa Health, 3.51%, 11/15/51	70	47,191
Sutter Health
Series 2018, 4.09%, 08/15/48(a)	80	64,683
Series 20A, 2.29%, 08/15/30	66	53,376
Series 20A, 3.16%, 08/15/40(a)	62	46,331
Series 20A, 3.36%, 08/15/50	59	39,988
Series 20-A, 1.32%, 08/15/25	71	64,462
Texas Health Resources, 2.33%, 11/15/50(a)	58	33,123
Trinity Health Corp.
Series 2019, 3.43%, 12/01/48(a)	73	55,304
Series 2021, 2.63%, 12/01/40	83	57,586
UnitedHealth Group, Inc.
2.38%, 08/15/24(a)	413	397,139
5.00%, 10/15/24(a)	50	50,212
3.75%, 07/15/25(a)	171	167,163
5.15%, 10/15/25(a)	25	25,285
1.25%, 01/15/26(a)	74	67,061
3.10%, 03/15/26(a)	87	82,782
1.15%, 05/15/26(a)	171	152,716
3.45%, 01/15/27(a)	87	82,781
3.38%, 04/15/27(a)	171	161,945
3.85%, 06/15/28(a)	171	163,758
4.00%, 05/15/29(a)	120	114,600
2.88%, 08/15/29	124	110,489
2.00%, 05/15/30(a)	79	65,181
2.30%, 05/15/31(a)	197	164,172
4.63%, 07/15/35(a)	97	94,040
5.80%, 03/15/36(a)	120	126,574
6.88%, 02/15/38(a)	74	86,797
3.50%, 08/15/39(a)	111	90,719
2.75%, 05/15/40	75	54,412

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
5.95%, 02/15/41(a)	$74	$78,117
3.05%, 05/15/41(a)	216	162,308
4.63%, 11/15/41	104	95,845
3.95%, 10/15/42	53	44,706
4.25%, 03/15/43(a)	87	77,146
4.75%, 07/15/45(a)	107	100,198
4.20%, 01/15/47	130	111,161
4.25%, 04/15/47	171	146,989
3.75%, 10/15/47	87	69,178
4.45%, 12/15/48(a)	171	151,812
3.70%, 08/15/49(a)	257	203,370
2.90%, 05/15/50(a)	221	149,512
3.25%, 05/15/51(a)	87	62,252
5.88%, 02/15/53	270	291,537
3.88%, 08/15/59	171	133,774
6.05%, 02/15/63	210	227,879
WakeMed, Series A, 3.29%, 10/01/52(a)	66	43,496
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50(a)	60	38,452
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48(a)	80	70,477
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50	64	38,285

		17,201,943

Health Care Services(a) — 0.0%
CommonSpirit Health, 6.46%, 11/01/52	69	73,636
Elevance Health, Inc.
5.35%, 10/15/25	40	40,443
5.50%, 10/15/32	100	102,373
UnitedHealth Group, Inc.
5.25%, 02/15/28	40	40,889
5.35%, 02/15/33	350	361,091

		618,432

Health Care Technology — 0.1%
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50(a)	80	54,595
Humana, Inc., 5.88%, 03/01/33	50	51,615
Laboratory Corp. of America Holdings
3.25%, 09/01/24(a)	171	165,695
2.30%, 12/01/24	171	161,711
3.60%, 02/01/25	75	72,631
1.55%, 06/01/26(a)	90	79,710
3.60%, 09/01/27(a)	87	82,348
2.70%, 06/01/31(a)	189	157,354
4.70%, 02/01/45(a)	79	67,690
Quest Diagnostics, Inc.
4.25%, 04/01/24	87	86,167
3.50%, 03/30/25(a)	65	62,629
4.20%, 06/30/29(a)	87	83,043
2.95%, 06/30/30(a)	75	64,779
2.80%, 06/30/31(a)	71	59,447
4.70%, 03/30/45(a)	87	73,349
Universal Health Services, Inc.(a)
1.65%, 09/01/26	155	132,829
2.65%, 10/15/30	50	39,794

		1,495,386

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure — 0.2%
Choice Hotels International, Inc., 3.70%, 12/01/29(a)	$70	$60,959
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25(a)	71	69,794
Hyatt Hotels Corp.(a)
4.38%, 09/15/28	76	69,529
6.00%, 04/23/30	87	85,106
Marriott International, Inc.
5.00%, 10/15/27(a)	55	54,270
Series EE, 5.75%, 05/01/25(a)	106	106,914
Series FF, 4.63%, 06/15/30(a)	171	159,562
Series GG, 3.50%, 10/15/32	171	142,249
Series R, 3.13%, 06/15/26(a)	171	160,079
Series X, 4.00%, 04/15/28(a)	171	158,805
McDonald’s Corp.
3.25%, 06/10/24(a)	71	69,457
3.38%, 05/26/25(a)	87	84,157
3.30%, 07/01/25(a)	60	58,038
3.70%, 01/30/26(a)	171	166,254
3.50%, 03/01/27(a)	171	162,803
3.50%, 07/01/27	240	227,656
3.80%, 04/01/28(a)	171	163,624
4.70%, 12/09/35	79	75,551
6.30%, 03/01/38(a)	171	186,194
3.70%, 02/15/42	74	58,960
4.60%, 05/26/45(a)	171	152,557
4.88%, 12/09/45	171	158,029
4.45%, 03/01/47	87	75,416
3.63%, 09/01/49(a)	151	113,588
4.20%, 04/01/50(a)	88	73,215
Starbucks Corp.
3.80%, 08/15/25(a)	171	167,163
4.00%, 11/15/28(a)	87	82,819
3.55%, 08/15/29(a)	214	197,191
2.55%, 11/15/30(a)	140	117,709
3.00%, 02/14/32(a)	132	112,545
3.75%, 12/01/47(a)	171	129,768
3.35%, 03/12/50(a)	171	120,611
3.50%, 11/15/50	140	101,011

		3,921,583

Household Durables — 0.1%
DR Horton, Inc.
2.50%, 10/15/24	75	71,416
1.30%, 10/15/26(a)	174	149,633
1.40%, 10/15/27(a)	171	142,739
Leggett & Platt, Inc.
3.80%, 11/15/24(a)	70	67,989
4.40%, 03/15/29	171	160,494
3.50%, 11/15/51(a)	105	73,451
Lennar Corp.
4.75%, 05/30/25	41	40,738
4.75%, 11/29/27	141	135,926
MDC Holdings, Inc.
2.50%, 01/15/31	70	50,483
6.00%, 01/15/43	71	57,683
PulteGroup, Inc., 7.88%, 06/15/32(a)	171	190,032
Toll Brothers Finance Corp.
4.88%, 11/15/25(a)	74	72,318
4.88%, 03/15/27	75	71,613

Security	Par (000)	Value

Household Durables (continued)
Toll Brothers Finance Corp. (continued)
4.35%, 02/15/28(a)	$75	$68,142
Whirlpool Corp.
2.40%, 05/15/31	86	68,117
4.70%, 05/14/32(a)	70	65,965
4.50%, 06/01/46(a)	87	67,051

		1,553,790

Household Products — 0.0%
Church & Dwight Co., Inc.
2.30%, 12/15/31	171	136,992
5.60%, 11/15/32(a)	340	351,682

		488,674

Industrial Conglomerates — 0.0%
Pentair Finance SARL, 5.90%, 07/15/32(a)	100	98,007

Insurance — 0.7%
Aflac, Inc.(a)
1.13%, 03/15/26	171	151,501
2.88%, 10/15/26	130	121,020
4.75%, 01/15/49	87	77,171
Alleghany Corp.(a)
3.63%, 05/15/30	121	112,220
3.25%, 08/15/51	171	120,312
Allstate Corp.
3.28%, 12/15/26(a)	130	123,425
5.55%, 05/09/35(a)	160	163,228
4.50%, 06/15/43(a)	53	47,277
3.85%, 08/10/49	71	54,926
American Financial Group, Inc., 4.50%, 06/15/47	130	102,841
American International Group, Inc.
4.13%, 02/15/24(a)	66	65,293
2.50%, 06/30/25(a)	114	107,320
3.90%, 04/01/26(a)	120	116,239
4.80%, 07/10/45(a)	130	116,685
4.75%, 04/01/48	171	152,485
4.38%, 06/30/50(a)	87	73,589
Aon Corp.
4.50%, 12/15/28	171	164,932
3.75%, 05/02/29(a)	171	157,738
Aon Corp./Aon Global Holdings PLC
2.85%, 05/28/27(a)	55	50,520
2.05%, 08/23/31	87	68,789
2.60%, 12/02/31	59	48,156
5.00%, 09/12/32(a)	270	266,992
3.90%, 02/28/52(a)	81	62,509
Aon Global Ltd.
3.50%, 06/14/24(a)	171	166,894
3.88%, 12/15/25	104	101,393
4.60%, 06/14/44	87	74,278
4.75%, 05/15/45	87	75,361
Arch Capital Finance LLC, 4.01%, 12/15/26(a)	171	163,062
Arch Capital Group U.S., Inc., 5.14%, 11/01/43	66	59,044
Arthur J Gallagher & Co.
2.40%, 11/09/31(a)	87	68,243
3.50%, 05/20/51	87	60,701
Assured Guaranty U.S. Holdings, Inc., 5.00%, 07/01/24(a)	82	81,868
Athene Holding Ltd.
6.15%, 04/03/30(a)	100	100,888

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Athene Holding Ltd. (continued)
6.65%, 02/01/33	$100	$98,888
3.95%, 05/25/51	66	44,534
Berkshire Hathaway Finance Corp.
2.30%, 03/15/27(a)	133	122,784
1.85%, 03/12/30	87	72,954
1.45%, 10/15/30(a)	155	123,276
4.40%, 05/15/42(a)	74	67,490
4.30%, 05/15/43	87	77,991
4.25%, 01/15/49(a)	171	152,225
2.85%, 10/15/50(a)	171	114,208
2.50%, 01/15/51(a)	132	82,501
3.85%, 03/15/52(a)	400	318,819
Berkshire Hathaway, Inc., 3.13%, 03/15/26	240	229,983
Brighthouse Financial, Inc.
5.63%, 05/15/30(a)	71	67,526
4.70%, 06/22/47	103	75,345
Brown & Brown, Inc.
2.38%, 03/15/31(a)	171	130,103
4.95%, 03/17/52	65	52,762
Chubb Corp.
6.00%, 05/11/37(a)	50	52,905
Series 1, 6.50%, 05/15/38	74	82,341
Chubb INA Holdings, Inc.
3.35%, 05/15/24(a)	87	85,148
3.15%, 03/15/25	171	165,118
3.35%, 05/03/26(a)	138	132,102
1.38%, 09/15/30	346	268,582
4.15%, 03/13/43(a)	53	44,686
2.85%, 12/15/51	87	57,491
3.05%, 12/15/61	59	38,230
CNA Financial Corp.
4.50%, 03/01/26(a)	62	60,944
3.90%, 05/01/29	87	79,189
Corebridge Financial, Inc.(d)
3.50%, 04/04/25(a)	75	71,901
3.65%, 04/05/27(a)	75	69,914
3.85%, 04/05/29	75	68,311
3.90%, 04/05/32(a)	75	65,503
4.35%, 04/05/42	75	61,526
4.40%, 04/05/52(a)	75	59,444
Enstar Group Ltd., 3.10%, 09/01/31	124	90,549
Equitable Holdings, Inc.
4.35%, 04/20/28(a)	171	162,923
5.00%, 04/20/48	130	113,825
Everest Reinsurance Holdings, Inc.(a)
3.50%, 10/15/50	87	58,886
3.13%, 10/15/52	155	96,749
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30(a)	171	155,118
Fidelity National Financial, Inc.
3.40%, 06/15/30(a)	87	73,435
3.20%, 09/17/51	58	33,687
First American Financial Corp.
4.60%, 11/15/24	70	68,846
2.40%, 08/15/31(a)	78	56,997
Globe Life, Inc., 2.15%, 08/15/30(a)	40	31,672
Hanover Insurance Group, Inc.
4.50%, 04/15/26	104	101,756
2.50%, 09/01/30	87	66,835
Hartford Financial Services Group, Inc.
2.80%, 08/19/29(a)	87	74,479

Security	Par (000)	Value

Insurance (continued)
Hartford Financial Services Group, Inc. (continued)
6.10%, 10/01/41	$74	$74,692
2.90%, 09/15/51	71	44,629
Jackson Financial, Inc., 3.13%, 11/23/31	171	131,068
Kemper Corp., 3.80%, 02/23/32(a)	74	61,840
Lincoln National Corp.
3.35%, 03/09/25(a)	65	62,480
3.80%, 03/01/28(a)	257	237,118
6.30%, 10/09/37(a)	87	85,040
4.35%, 03/01/48	70	52,579
4.38%, 06/15/50(a)	87	64,754
Loews Corp.(a)
3.75%, 04/01/26	87	83,980
3.20%, 05/15/30	114	100,535
Manulife Financial Corp.
4.15%, 03/04/26(a)	87	84,722
2.48%, 05/19/27(a)	171	153,469
3.70%, 03/16/32(a)	67	59,710
5.38%, 03/04/46	71	68,153
(5 year USD ICE Swap + 1.65%), 4.06%, 02/24/32(a)(b)	87	79,216
Markel Corp.
3.35%, 09/17/29	82	71,220
4.30%, 11/01/47(a)	130	101,591
4.15%, 09/17/50	87	65,600
3.45%, 05/07/52	75	50,537
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24(a)	87	85,793
3.50%, 06/03/24(a)	171	167,308
3.50%, 03/10/25	87	84,445
3.75%, 03/14/26(a)	171	165,839
4.38%, 03/15/29(a)	171	165,167
2.25%, 11/15/30(a)	59	48,302
2.38%, 12/15/31	65	52,491
5.75%, 11/01/32	50	52,287
4.35%, 01/30/47	87	73,000
4.20%, 03/01/48	87	71,652
4.90%, 03/15/49(a)	171	157,172
2.90%, 12/15/51(a)	52	33,321
6.25%, 11/01/52	25	27,723
MetLife, Inc.
3.00%, 03/01/25(a)	283	271,724
4.55%, 03/23/30(a)	171	168,086
6.38%, 06/15/34(a)	307	340,842
5.88%, 02/06/41	100	102,710
4.13%, 08/13/42(a)	75	63,502
4.05%, 03/01/45(a)	87	72,699
4.60%, 05/13/46(a)	200	179,700
5.00%, 07/15/52(a)	60	57,117
Old Republic International Corp.
4.88%, 10/01/24(a)	87	86,486
3.85%, 06/11/51	70	48,010
Primerica, Inc., 2.80%, 11/19/31(a)	74	60,232
Principal Financial Group, Inc.
3.40%, 05/15/25	87	84,203
3.10%, 11/15/26	171	159,717
3.70%, 05/15/29(a)	100	92,656
4.63%, 09/15/42	50	42,054
4.30%, 11/15/46(a)	87	69,806
Progressive Corp.
2.45%, 01/15/27(a)	87	79,648

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Progressive Corp. (continued)
2.50%, 03/15/27(a)	$66	$60,761
4.00%, 03/01/29(a)	75	71,967
3.00%, 03/15/32(a)	145	125,900
4.35%, 04/25/44	74	63,263
3.70%, 01/26/45	70	54,151
4.13%, 04/15/47(a)	87	72,831
4.20%, 03/15/48	87	72,916
3.70%, 03/15/52(a)	60	46,003
Prudential Financial, Inc.
1.50%, 03/10/26(a)	171	153,965
3.88%, 03/27/28(a)	120	115,063
3.00%, 03/10/40(a)	171	127,210
4.60%, 05/15/44(a)	87	77,310
3.91%, 12/07/47	87	69,280
3.94%, 12/07/49	156	121,489
4.35%, 02/25/50(a)	171	144,790
(3 mo. LIBOR US + 2.67%), 5.70%, 09/15/48(a)(b)	171	163,305
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(b)	62	58,940
(5 year CMT + 3.04%), 3.70%, 10/01/50(a)(b)	71	59,916
(5 year CMT + 3.16%), 5.13%, 03/01/52(a)(b)	107	97,370
Prudential PLC(a)
3.13%, 04/14/30	171	148,428
3.63%, 03/24/32	87	76,794
Reinsurance Group of America, Inc., 3.90%, 05/15/29(a)	82	75,023
Travelers Cos., Inc.
6.75%, 06/20/36(a)	87	97,676
6.25%, 06/15/37	87	93,978
4.60%, 08/01/43	148	131,633
4.30%, 08/25/45	87	73,994
4.00%, 05/30/47	87	70,332
4.10%, 03/04/49	87	70,742
Travelers Property Casualty Corp., 6.38%, 03/15/33	74	81,020
Trinity Acquisition PLC, 4.40%, 03/15/26	87	84,391
Unum Group
4.00%, 06/15/29(a)	71	64,137
5.75%, 08/15/42(a)	87	78,200
4.50%, 12/15/49	37	26,233
4.13%, 06/15/51	75	51,102
Voya Financial, Inc.
3.65%, 06/15/26	62	58,461
5.70%, 07/15/43(a)	87	80,635
W R Berkley Corp.
4.00%, 05/12/50	87	65,828
3.55%, 03/30/52	87	60,217
Willis North America, Inc.
4.65%, 06/15/27(a)	71	68,581
4.50%, 09/15/28(a)	257	242,166
3.88%, 09/15/49	100	70,947
XLIT Ltd., 5.50%, 03/31/45	87	82,193

		16,563,147

Interactive Media & Services — 0.1%
Alphabet, Inc.
3.38%, 02/25/24(a)	87	87,085
0.45%, 08/15/25(a)	62	55,969
2.00%, 08/15/26(a)	427	392,577
0.80%, 08/15/27(a)	93	79,653

Security	Par (000)	Value

Interactive Media & Services (continued)
Alphabet, Inc. (continued)
1.10%, 08/15/30	$112	$87,649
1.90%, 08/15/40(a)	159	105,516
2.05%, 08/15/50(a)	140	81,824
2.25%, 08/15/60(a)	257	144,778
eBay, Inc.
1.90%, 03/11/25	171	160,045
1.40%, 05/10/26	70	62,074
3.60%, 06/05/27(a)	171	161,139
2.70%, 03/11/30(a)	171	145,259
2.60%, 05/10/31(a)	201	164,743
3.65%, 05/10/51(a)	87	62,334
JD.com, Inc., 3.38%, 01/14/30(a)	200	175,214

		1,965,859

Internet & Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd.
3.60%, 11/28/24(a)	518	500,347
4.50%, 11/28/34	250	221,803
4.20%, 12/06/47	249	188,275
3.15%, 02/09/51	284	176,710
Amazon.com, Inc.
0.45%, 05/12/24	295	277,860
2.80%, 08/22/24(a)	257	249,029
4.70%, 11/29/24	400	400,279
1.00%, 05/12/26	291	257,733
3.30%, 04/13/27	250	237,251
1.20%, 06/03/27	341	295,302
1.65%, 05/12/28	291	249,822
3.45%, 04/13/29	238	222,308
4.65%, 12/01/29	400	397,008
1.50%, 06/03/30	211	169,547
2.10%, 05/12/31	341	278,478
3.60%, 04/13/32(a)	354	323,955
4.70%, 12/01/32	400	395,930
4.80%, 12/05/34	104	103,746
3.88%, 08/22/37	171	151,492
2.88%, 05/12/41	240	179,043
4.95%, 12/05/44(a)	87	85,668
4.05%, 08/22/47(a)	400	342,978
2.50%, 06/03/50(a)	171	107,766
3.95%, 04/13/52(a)	354	293,000
4.25%, 08/22/57(a)	341	292,891
2.70%, 06/03/60	171	102,999
3.25%, 05/12/61	121	82,836
4.10%, 04/13/62(a)	121	99,850
Meta Platforms, Inc.
3.50%, 08/15/27(a)	500	466,000
3.85%, 08/15/32	415	365,174
4.45%, 08/15/52	140	111,251
4.65%, 08/15/62	100	80,233

		7,706,564

Internet Software & Services — 0.1%
Booking Holdings, Inc.(a)
3.60%, 06/01/26	257	245,846
4.63%, 04/13/30	171	165,148
Expedia Group, Inc.(a)
5.00%, 02/15/26	87	85,852
3.80%, 02/15/28	130	119,340
3.25%, 02/15/30	142	120,458

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet Software & Services (continued)
Expedia Group, Inc.(a) (continued)
2.95%, 03/15/31	$54	$43,423
VeriSign, Inc.
5.25%, 04/01/25	171	170,553
4.75%, 07/15/27	171	165,055

		1,115,675

IT Services — 0.3%
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26	69	64,586
2.90%, 12/01/29	87	73,616
2.60%, 05/01/31(a)	79	64,320
CGI, Inc.
1.45%, 09/14/26(a)	87	76,940
2.30%, 09/14/31	87	66,059
DXC Technology Co.(a)
1.80%, 09/15/26	104	90,569
2.38%, 09/15/28	71	59,758
Fidelity National Information Services, Inc.
0.60%, 03/01/24(a)	89	84,214
4.50%, 07/15/25(a)	100	98,055
1.15%, 03/01/26(a)	103	90,320
4.70%, 07/15/27(a)	325	317,069
1.65%, 03/01/28(a)	118	97,685
2.25%, 03/01/31(a)	96	75,226
5.10%, 07/15/32	100	96,322
3.10%, 03/01/41(a)	89	61,295
5.63%, 07/15/52(a)	220	201,832
Fiserv, Inc.
2.75%, 07/01/24(a)	362	349,701
2.25%, 06/01/27(a)	307	273,993
4.20%, 10/01/28(a)	171	161,757
3.50%, 07/01/29	281	253,158
2.65%, 06/01/30(a)	164	137,864
4.40%, 07/01/49(a)	153	124,128
Genpact Luxembourg Sarl, 3.38%, 12/01/24	171	163,438
International Business Machines Corp.
3.63%, 02/12/24(a)	268	263,998
3.00%, 05/15/24(a)	341	331,632
3.45%, 02/19/26(a)	250	240,184
3.30%, 05/15/26(a)	257	244,528
1.70%, 05/15/27	289	253,856
4.15%, 07/27/27(a)	100	97,439
3.50%, 05/15/29(a)	381	350,231
1.95%, 05/15/30(a)	121	98,683
2.72%, 02/09/32(a)	180	151,022
4.40%, 07/27/32(a)	100	95,406
5.88%, 11/29/32(a)	87	92,814
2.85%, 05/15/40	345	250,299
4.00%, 06/20/42(a)	148	122,613
4.25%, 05/15/49	330	272,067
2.95%, 05/15/50	116	75,486
Kyndryl Holdings, Inc., 4.10%, 10/15/41	171	102,397
Leidos, Inc., 2.30%, 02/15/31	130	99,587
Verisk Analytics, Inc.
4.00%, 06/15/25(a)	87	84,562

Security	Par (000)	Value

IT Services (continued)
Verisk Analytics, Inc. (continued)
4.13%, 03/15/29	$87	$81,443
3.63%, 05/15/50	58	40,028

		6,430,180

Leisure Products — 0.0%
Hasbro, Inc.
3.00%, 11/19/24	87	83,587
3.55%, 11/19/26(a)	75	70,329
3.90%, 11/19/29	75	66,651
6.35%, 03/15/40	87	84,228
5.10%, 05/15/44(a)	60	51,078

		355,873

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
2.75%, 09/15/29(a)	111	95,712
2.30%, 03/12/31	118	95,149

		190,861

Machinery — 0.3%
Brunswick Corp.
2.40%, 08/18/31	66	48,523
5.10%, 04/01/52	71	51,020
Caterpillar Financial Services Corp.
0.95%, 01/10/24(a)	71	68,491
2.85%, 05/17/24(a)	341	331,508
3.30%, 06/09/24(a)	87	85,024
2.15%, 11/08/24(a)	376	358,726
4.90%, 01/17/25(a)	340	340,897
3.65%, 08/12/25	100	97,556
0.80%, 11/13/25	171	153,379
1.15%, 09/14/26(a)	155	136,802
1.70%, 01/08/27(a)	87	77,956
3.60%, 08/12/27(a)	100	95,421
Caterpillar, Inc.
3.40%, 05/15/24	87	85,314
2.60%, 09/19/29(a)	70	61,571
2.60%, 04/09/30(a)	87	75,635
1.90%, 03/12/31(a)	157	127,418
5.20%, 05/27/41	206	209,462
3.25%, 09/19/49	171	128,863
3.25%, 04/09/50(a)	171	129,338
CNH Industrial Capital LLC
3.95%, 05/23/25	69	66,932
5.45%, 10/14/25(a)	100	100,219
1.88%, 01/15/26(a)	171	155,062
1.45%, 07/15/26(a)	78	68,742
Deere & Co.
2.75%, 04/15/25(a)	171	164,249
3.10%, 04/15/30	87	77,911
3.90%, 06/09/42(a)	96	84,907
2.88%, 09/07/49(a)	68	48,470
Dover Corp.
3.15%, 11/15/25(a)	87	82,836
2.95%, 11/04/29	60	52,219
Flowserve Corp., 2.80%, 01/15/32	70	52,433
Fortive Corp., 3.15%, 06/15/26(a)	87	81,239
IDEX Corp., 2.63%, 06/15/31(a)	67	55,463

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp.
3.45%, 01/10/24(a)	$171	$168,813
0.45%, 01/17/24(a)	87	83,183
0.45%, 06/07/24(a)	72	67,668
0.63%, 09/10/24(a)	57	53,190
4.55%, 10/11/24(a)	40	39,995
2.05%, 01/09/25(a)	171	162,324
1.25%, 01/10/25(a)	87	81,374
3.40%, 06/06/25(a)	35	33,954
4.05%, 09/08/25(a)	85	83,656
0.70%, 01/15/26(a)	155	137,925
2.25%, 09/14/26(a)	87	80,097
1.30%, 10/13/26	90	79,564
1.70%, 01/11/27(a)	257	229,167
4.15%, 09/15/27(a)	100	98,072
3.05%, 01/06/28(a)	75	70,028
1.50%, 03/06/28(a)	87	74,190
3.35%, 04/18/29(a)	61	56,369
2.80%, 07/18/29(a)	110	97,997
4.85%, 10/11/29(a)	50	50,049
2.45%, 01/09/30(a)	75	64,616
1.45%, 01/15/31(a)	155	121,177
4.35%, 09/15/32(a)	100	97,144
Kennametal, Inc., 2.80%, 03/01/31	55	42,957
nVent Finance SARL, 2.75%, 11/15/31(a)	65	50,010
Otis Worldwide Corp.
2.06%, 04/05/25	90	84,206
2.57%, 02/15/30(a)	171	143,674
3.11%, 02/15/40(a)	171	124,709
3.36%, 02/15/50	69	48,260
Snap-on, Inc., 3.10%, 05/01/50(a)	171	121,889
Stanley Black & Decker, Inc.
4.25%, 11/15/28(a)	171	164,153
2.30%, 03/15/30(a)	171	140,124
3.00%, 05/15/32(a)	76	64,117
4.85%, 11/15/48(a)	87	75,576
2.75%, 11/15/50	75	45,580
(5 year CMT + 2.66%), 4.00%, 03/15/60(a)(b)	104	88,511
Valmont Industries, Inc., 5.00%, 10/01/44(a)	171	146,906
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24(a)	87	85,582
3.20%, 06/15/25	87	81,906
4.95%, 09/15/28(a)	87	83,525
Xylem, Inc., 4.38%, 11/01/46	87	71,980

		7,447,803

Media — 0.9%
Bell Telephone Co. of Canada or Bell Canada
4.30%, 07/29/49	67	54,359
3.65%, 08/15/52(a)	67	48,745
Series US-5, 2.15%, 02/15/32	87	68,045
Series US-6, 3.20%, 02/15/52	86	57,561
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24(a)	341	336,973
4.91%, 07/23/25(a)	330	323,433
3.75%, 02/15/28(a)	87	78,449
2.25%, 01/15/29	86	69,219
5.05%, 03/30/29(a)	171	160,883
2.80%, 04/01/31	141	109,770
4.40%, 04/01/33(a)	100	85,566

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
6.38%, 10/23/35(a)	$87	$84,806
5.38%, 04/01/38(a)	171	142,366
3.50%, 06/01/41(a)	171	111,423
3.50%, 03/01/42	87	55,746
6.48%, 10/23/45(a)	257	231,756
5.38%, 05/01/47(a)	257	201,602
5.75%, 04/01/48	120	98,243
5.13%, 07/01/49	171	129,304
4.80%, 03/01/50(a)	324	235,208
3.70%, 04/01/51(a)	104	63,239
3.90%, 06/01/52(a)	275	172,652
5.25%, 04/01/53(a)	238	183,699
6.83%, 10/23/55	87	80,261
3.85%, 04/01/61	253	146,325
4.40%, 12/01/61	121	77,400
3.95%, 06/30/62(a)	100	58,990
Comcast Corp.
3.70%, 04/15/24(a)	171	168,393
3.95%, 10/15/25(a)	214	209,573
3.15%, 03/01/26(a)	300	285,560
2.35%, 01/15/27(a)	148	134,472
3.30%, 02/01/27	171	161,142
3.30%, 04/01/27	341	321,350
5.35%, 11/15/27(a)	90	91,915
3.15%, 02/15/28(a)	214	197,569
3.55%, 05/01/28(a)	171	160,579
4.15%, 10/15/28	379	363,441
2.65%, 02/01/30	163	141,014
3.40%, 04/01/30(a)	182	165,955
4.25%, 10/15/30(a)	171	163,587
1.95%, 01/15/31	146	118,009
1.50%, 02/15/31(a)	281	218,787
5.50%, 11/15/32(a)	100	104,269
4.25%, 01/15/33	112	105,566
4.20%, 08/15/34	382	352,665
4.40%, 08/15/35(a)	87	80,973
3.20%, 07/15/36(a)	87	70,526
3.90%, 03/01/38(a)	87	74,974
4.60%, 10/15/38(a)	130	120,099
3.25%, 11/01/39	171	133,215
3.75%, 04/01/40(a)	171	141,028
4.65%, 07/15/42(a)	100	90,286
4.75%, 03/01/44(a)	67	60,936
3.40%, 07/15/46	87	63,718
4.00%, 08/15/47	87	69,478
3.97%, 11/01/47(a)	257	205,312
4.00%, 03/01/48	87	69,758
4.70%, 10/15/48(a)	214	191,144
4.00%, 11/01/49	216	170,445
2.80%, 01/15/51	149	94,035
2.89%, 11/01/51(a)	505	324,334
2.45%, 08/15/52(a)	291	169,543
2.94%, 11/01/56(a)	507	313,542
4.95%, 10/15/58(a)	171	154,750
2.99%, 11/01/63(a)	301	182,002
Discovery Communications LLC
3.90%, 11/15/24	87	84,197
3.45%, 03/15/25(a)	171	162,202
4.90%, 03/11/26	58	56,244

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Discovery Communications LLC (continued)
3.95%, 03/20/28(a)	$108	$95,859
5.00%, 09/20/37	87	70,134
5.20%, 09/20/47(a)	146	108,452
5.30%, 05/15/49(a)	87	65,780
4.65%, 05/15/50(a)	171	117,600
4.00%, 09/15/55(a)	263	158,029
FactSet Research Systems, Inc.(a)
2.90%, 03/01/27	75	68,082
3.45%, 03/01/32	70	58,688
Fox Corp.
4.03%, 01/25/24	171	169,017
4.71%, 01/25/29(a)	171	165,233
3.50%, 04/08/30(a)	200	177,199
5.58%, 01/25/49	171	152,565
Grupo Televisa SAB(a)
6.63%, 01/15/40	87	89,436
5.00%, 05/13/45	200	171,475
NBCUniversal Media LLC
5.95%, 04/01/41	109	113,494
4.45%, 01/15/43(a)	72	63,300
Paramount Global
4.00%, 01/15/26(a)	257	246,429
3.38%, 02/15/28(a)	87	77,207
3.70%, 06/01/28(a)	87	77,583
4.95%, 01/15/31(a)	171	151,971
4.20%, 05/19/32(a)	171	139,958
6.88%, 04/30/36(a)	87	84,466
4.85%, 07/01/42	82	60,661
4.38%, 03/15/43	184	126,703
5.85%, 09/01/43	189	156,943
4.95%, 05/19/50(a)	171	124,389
TCI Communications, Inc., 7.88%, 02/15/26	87	94,179
TELUS Corp.
3.40%, 05/13/32	90	76,842
4.60%, 11/16/48	70	59,199
4.30%, 06/15/49(a)	87	71,117
Thomson Reuters Corp.
3.35%, 05/15/26(a)	74	70,004
5.65%, 11/23/43	171	156,991
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33(a)	87	96,644
Time Warner Cable LLC
6.55%, 05/01/37	112	106,631
6.75%, 06/15/39(a)	199	188,454
5.88%, 11/15/40	87	75,797
5.50%, 09/01/41(a)	300	248,962
4.50%, 09/15/42	87	63,693
TWDC Enterprises 18 Corp.
3.15%, 09/17/25(a)	58	55,570
3.00%, 02/13/26(a)	70	66,284
1.85%, 07/30/26(a)	171	154,530
2.95%, 06/15/27(a)	130	121,078
4.13%, 06/01/44(a)	87	74,484
3.00%, 07/30/46	75	52,368
Series E, 4.13%, 12/01/41	87	74,607
Walt Disney Co.
1.75%, 08/30/24(a)	427	407,094
3.70%, 09/15/24	87	85,110
3.35%, 03/24/25(a)	223	215,995

Security	Par (000)	Value

Media (continued)
Walt Disney Co. (continued)
3.70%, 10/15/25(a)	$144	$139,921
1.75%, 01/13/26(a)	104	95,188
3.38%, 11/15/26	257	243,123
2.20%, 01/13/28(a)	171	152,156
2.00%, 09/01/29	87	72,932
3.80%, 03/22/30(a)	171	159,376
2.65%, 01/13/31(a)	144	122,913
6.20%, 12/15/34(a)	62	67,392
6.40%, 12/15/35(a)	131	143,305
6.65%, 11/15/37(a)	214	242,354
4.63%, 03/23/40(a)	171	159,753
3.50%, 05/13/40(a)	275	221,377
4.75%, 09/15/44(a)	87	80,251
4.95%, 10/15/45	15	14,063
2.75%, 09/01/49(a)	171	113,099
4.70%, 03/23/50(a)	223	204,704
3.60%, 01/13/51(a)	190	144,673
3.80%, 05/13/60	71	54,083
Warnermedia Holdings, Inc.(d)
3.43%, 03/15/24(a)	231	224,247
3.64%, 03/15/25	507	482,138
4.05%, 03/15/29(a)	168	145,341
4.28%, 03/15/32(a)	453	373,165
5.05%, 03/15/42(a)	400	306,033
5.14%, 03/15/52(a)	786	571,396
5.39%, 03/15/62	100	73,001
WPP Finance 2010, 3.75%, 09/19/24	87	84,248

		20,409,128

Metals & Mining — 0.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30(a)	200	173,538
ArcelorMittal SA
4.55%, 03/11/26(a)	87	84,017
6.55%, 11/29/27	50	50,235
4.25%, 07/16/29(a)	75	67,187
6.80%, 11/29/32	50	49,717
7.00%, 10/15/39(a)	79	80,172
Barrick North America Finance LLC
5.70%, 05/30/41(a)	87	87,378
5.75%, 05/01/43	87	87,853
Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	87	88,735
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42	87	75,597
Freeport-McMoRan, Inc.
4.55%, 11/14/24	87	85,719
5.00%, 09/01/27(a)	71	69,455
4.13%, 03/01/28(a)	87	80,475
4.38%, 08/01/28(a)	71	66,269
5.25%, 09/01/29	71	68,501
4.25%, 03/01/30(a)	71	64,462
4.63%, 08/01/30(a)	103	95,934
5.40%, 11/14/34	87	82,161
5.45%, 03/15/43(a)	156	140,718
Newmont Corp.
2.80%, 10/01/29	185	157,275
2.25%, 10/01/30(a)	87	69,925
5.88%, 04/01/35	87	87,965
4.88%, 03/15/42(a)	223	202,556

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
Nucor Corp.
3.95%, 05/23/25(a)	$75	$73,378
4.30%, 05/23/27(a)	79	77,066
3.95%, 05/01/28	171	161,539
2.70%, 06/01/30(a)	171	145,009
2.98%, 12/15/55(a)	87	53,816
Precision Castparts Corp., 4.38%, 06/15/45(a)	87	75,659
Rio Tinto Finance USA Ltd.(a)
7.13%, 07/15/28	171	188,265
5.20%, 11/02/40	62	61,799
2.75%, 11/02/51	216	142,881
Rio Tinto Finance USA PLC
4.75%, 03/22/42	62	57,821
4.13%, 08/21/42(a)	87	74,910
Southern Copper Corp.
3.88%, 04/23/25	130	125,393
6.75%, 04/16/40(a)	80	89,190
5.88%, 04/23/45(a)	277	282,852
Steel Dynamics, Inc.
2.80%, 12/15/24	30	28,497
2.40%, 06/15/25	45	42,196
1.65%, 10/15/27(a)	87	72,893
3.45%, 04/15/30	90	79,135
3.25%, 01/15/31	72	61,448
3.25%, 10/15/50(a)	44	28,526
Teck Resources Ltd.
6.13%, 10/01/35(a)	70	69,164
6.25%, 07/15/41	70	68,631
Timken Co.
4.50%, 12/15/28	87	82,719
4.13%, 04/01/32	75	66,744
Vale Overseas Ltd.
6.25%, 08/10/26(a)	171	176,483
3.75%, 07/08/30(a)	171	149,390
6.88%, 11/10/39	100	105,144
Vale SA, 5.63%, 09/11/42(a)	171	161,574

		4,917,966

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Prologis LP
3.25%, 06/30/26(a)	87	82,550
2.88%, 11/15/29	93	80,916
1.75%, 07/01/30	82	64,585
1.75%, 02/01/31	64	50,380

		278,431

Multiline Retail — 0.0%
Kohl’s Corp., 5.55%, 07/17/45	74	46,620
O’Reilly Automotive, Inc.
4.35%, 06/01/28(a)	171	165,992
3.90%, 06/01/29	171	159,197
1.75%, 03/15/31(a)	78	60,529
4.70%, 06/15/32(a)	100	96,657
TJX Cos., Inc.
2.25%, 09/15/26	257	234,890
4.50%, 04/15/50(a)	87	77,359
Tractor Supply Co., 1.75%, 11/01/30	69	52,981

		894,225

Multi-Utilities — 0.2%
Ameren Illinois Co., 5.90%, 12/01/52(a)	50	54,293

Security	Par (000)	Value

Multi-Utilities (continued)
Arizona Public Service Co., 6.35%, 12/15/32	$100	$105,165
Atmos Energy Corp.
2.63%, 09/15/29	74	64,191
1.50%, 01/15/31(a)	171	133,182
4.15%, 01/15/43	74	62,246
4.30%, 10/01/48	87	73,125
4.13%, 03/15/49	107	87,505
3.38%, 09/15/49(a)	110	79,841
5.75%, 10/15/52(a)	50	52,191
CenterPoint Energy Resources Corp.
1.75%, 10/01/30	91	71,742
4.40%, 07/01/32(a)	100	95,873
5.85%, 01/15/41	87	87,243
Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/52(a)	200	214,108
Dominion Energy, Inc., 5.38%, 11/15/32(a)	50	49,559
Duke Energy Corp.
5.00%, 12/08/25	65	64,859
5.00%, 12/08/27	170	169,037
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24	59	56,976
Series A, 2.50%, 11/15/24	87	82,873
Edison International, 6.95%, 11/15/29	45	46,993
Exelon Corp.
Series WI, 2.75%, 03/15/27	53	48,605
Series WI, 4.10%, 03/15/52	86	68,719
National Fuel Gas Co., 2.95%, 03/01/31	87	68,178
National Rural Utilities Cooperative Finance Corp., 4.80%, 03/15/28(a)	100	99,144
NiSource, Inc.
0.95%, 08/15/25(a)	149	134,323
3.49%, 05/15/27(a)	171	161,065
1.70%, 02/15/31	79	60,224
5.95%, 06/15/41(a)	56	56,609
5.25%, 02/15/43(a)	75	70,937
4.80%, 02/15/44	87	76,447
5.65%, 02/01/45	87	84,886
4.38%, 05/15/47(a)	87	72,744
3.95%, 03/30/48	87	67,484
5.00%, 06/15/52(a)	50	45,467
ONE Gas, Inc., 4.66%, 02/01/44(a)	87	74,933
PacifiCorp., 5.35%, 12/01/53	100	98,970
Piedmont Natural Gas Co., Inc.
2.50%, 03/15/31(a)	87	70,957
3.35%, 06/01/50	71	47,493
Public Service Electric and Gas Co., 4.90%, 12/15/32	100	100,179
Southern California Edison Co., 5.95%, 11/01/32(a)	40	42,264
Southern California Gas Co.
2.95%, 04/15/27	110	101,436
Series TT, 2.60%, 06/15/26	214	198,341
Series UU, 4.13%, 06/01/48	87	69,765
Series XX, 2.55%, 02/01/30(a)	171	145,519
Southern Co. Gas Capital Corp.
3.95%, 10/01/46	130	97,421
Series 20-A, 1.75%, 01/15/31	87	66,668
Southwest Gas Corp.
5.80%, 12/01/27	100	101,274
2.20%, 06/15/30	171	133,744

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Multi-Utilities (continued)
Southwest Gas Corp. (continued)
4.05%, 03/15/32(a)	$75	$65,855
Washington Gas Light Co., 3.65%, 09/15/49	87	63,098
Wisconsin Public Service Corp., 5.35%, 11/10/25(a)	150	151,656

		4,395,407

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc.
3.90%, 10/01/25(a)	57	55,729
3.30%, 04/01/27(a)	171	162,371
1.75%, 06/01/30	72	58,713
5.85%, 06/15/41(a)	75	81,548
4.35%, 04/01/47(a)	130	116,893
2.75%, 06/01/50(a)	87	59,260
KLA Corp.
4.65%, 11/01/24(a)	23	22,930
4.10%, 03/15/29(a)	87	83,942
4.65%, 07/15/32(a)	50	48,975
3.30%, 03/01/50	184	133,242
4.95%, 07/15/52(a)	90	83,588
5.25%, 07/15/62	75	72,021
Lam Research Corp.
3.80%, 03/15/25(a)	80	78,288
1.90%, 06/15/30	141	114,887
4.88%, 03/15/49(a)	171	161,893
2.88%, 06/15/50(a)	76	50,784

		1,385,064

Oil, Gas & Consumable Fuels — 1.8%
Boardwalk Pipelines LP, 4.80%, 05/03/29	87	81,870
BP Capital Markets America, Inc.
3.80%, 09/21/25(a)	171	167,899
3.41%, 02/11/26(a)	341	327,371
3.12%, 05/04/26(a)	62	58,769
3.02%, 01/16/27(a)	77	71,692
3.54%, 04/06/27(a)	171	162,511
3.94%, 09/21/28(a)	87	83,077
4.23%, 11/06/28(a)	171	165,675
3.63%, 04/06/30(a)	171	156,934
1.75%, 08/10/30(a)	90	71,748
2.72%, 01/12/32(a)	87	72,511
3.06%, 06/17/41(a)	70	51,816
3.00%, 02/24/50	171	114,052
2.77%, 11/10/50	141	90,017
3.00%, 03/17/52(a)	87	57,348
3.38%, 02/08/61	223	151,561
BP Capital Markets PLC(a)
3.28%, 09/19/27	87	81,803
3.72%, 11/28/28	171	161,557
Canadian Natural Resources Ltd.
3.80%, 04/15/24	214	209,710
3.90%, 02/01/25	87	84,558
3.85%, 06/01/27	87	81,932
2.95%, 07/15/30(a)	87	73,306
6.25%, 03/15/38(a)	75	74,199
4.95%, 06/01/47(a)	100	86,745
Cenovus Energy, Inc.
2.65%, 01/15/32(a)	74	59,081
5.25%, 06/15/37	139	126,624
6.80%, 09/15/37	87	89,228
5.40%, 06/15/47(a)	87	77,816

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc. (continued)
3.75%, 02/15/52(a)	$66	$46,345
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	257	253,898
3.70%, 11/15/29	87	78,641
2.74%, 12/31/39(a)	87	67,274
Cheniere Energy Partners LP, 4.00%, 03/01/31(a)	150	127,704
Chevron Corp.
1.55%, 05/11/25(a)	546	507,921
3.33%, 11/17/25(a)	87	84,057
2.95%, 05/16/26(a)	214	202,962
2.00%, 05/11/27	90	80,826
2.24%, 05/11/30(a)	163	139,675
3.08%, 05/11/50(a)	69	49,518
Chevron USA, Inc.(a)
0.69%, 08/12/25	132	119,295
1.02%, 08/12/27	114	97,766
3.85%, 01/15/28	257	248,026
2.34%, 08/12/50	87	53,943
CNOOC Finance 2014 ULC, Series 2014, 4.25%, 04/30/24(a)	605	596,795
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25(a)	500	480,406
CNOOC Petroleum North America ULC
7.88%, 03/15/32	324	378,634
6.40%, 05/15/37(a)	71	72,322
Columbia Pipeline Group, Inc., 4.50%, 06/01/25(a)	87	85,670
ConocoPhillips Co.
2.40%, 03/07/25	80	76,035
3.76%, 03/15/42(a)	370	306,846
4.30%, 11/15/44	171	147,894
3.80%, 03/15/52(a)	62	48,741
4.03%, 03/15/62(a)	200	157,440
Continental Resources, Inc.(a)
3.80%, 06/01/24	121	117,664
4.38%, 01/15/28	121	110,867
4.90%, 06/01/44	87	64,497
Coterra Energy, Inc., 4.38%, 03/15/29	171	161,551
Devon Energy Corp.
5.85%, 12/15/25	87	88,570
5.88%, 06/15/28(a)	112	113,275
5.60%, 07/15/41	87	81,165
4.75%, 05/15/42	231	195,538
5.00%, 06/15/45(a)	87	75,117
Diamondback Energy, Inc.
3.50%, 12/01/29(a)	171	150,022
3.13%, 03/24/31(a)	65	53,824
6.25%, 03/15/33	30	30,449
4.40%, 03/24/51(a)	87	66,275
4.25%, 03/15/52(a)	104	76,094
6.25%, 03/15/53	100	96,636
Eastern Gas Transmission & Storage, Inc., 3.00%, 11/15/29(a)	171	147,621
Enbridge Energy Partners LP
5.88%, 10/15/25(a)	257	260,981
7.38%, 10/15/45	140	156,376
Enbridge, Inc.
2.15%, 02/16/24	55	53,069
3.50%, 06/10/24(a)	65	63,208
2.50%, 01/15/25(a)	87	82,307

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (continued)
2.50%, 02/14/25	$66	$62,263
1.60%, 10/04/26(a)	79	69,188
4.25%, 12/01/26(a)	171	164,401
3.70%, 07/15/27(a)	171	160,070
3.13%, 11/15/29	130	113,341
2.50%, 08/01/33(a)	171	131,521
4.00%, 11/15/49(a)	96	73,332
Energy Transfer LP
5.88%, 01/15/24(a)	171	171,430
4.90%, 02/01/24	87	86,503
4.25%, 04/01/24	71	69,722
4.05%, 03/15/25	171	165,630
2.90%, 05/15/25	63	59,330
4.75%, 01/15/26	171	166,557
4.20%, 04/15/27	171	161,374
4.00%, 10/01/27	150	139,992
5.55%, 02/15/28	100	99,193
4.95%, 05/15/28(a)	171	164,013
5.25%, 04/15/29	257	248,508
3.75%, 05/15/30(a)	71	62,600
5.75%, 02/15/33	85	83,161
4.90%, 03/15/35	87	77,473
6.50%, 02/01/42(a)	87	85,989
4.95%, 01/15/43	87	69,905
5.15%, 02/01/43	87	71,909
5.95%, 10/01/43(a)	53	48,695
5.30%, 04/01/44	74	62,477
5.00%, 05/15/44(a)	87	70,920
5.35%, 05/15/45	87	73,779
6.13%, 12/15/45	114	105,478
5.30%, 04/15/47(a)	130	108,159
5.40%, 10/01/47(a)	171	144,847
6.25%, 04/15/49	171	159,009
5.00%, 05/15/50(a)	184	147,003
Enterprise Products Operating LLC
3.90%, 02/15/24(a)	66	64,986
3.75%, 02/15/25	306	297,524
3.70%, 02/15/26(a)	334	321,904
3.95%, 02/15/27(a)	191	183,186
4.15%, 10/16/28(a)	171	161,920
3.13%, 07/31/29	199	175,209
2.80%, 01/31/30	149	126,579
5.95%, 02/01/41	53	53,097
4.45%, 02/15/43	142	119,574
4.85%, 03/15/44(a)	121	106,655
4.90%, 05/15/46(a)	189	164,344
4.80%, 02/01/49	171	145,712
4.20%, 01/31/50	192	150,964
3.70%, 01/31/51	75	54,067
3.20%, 02/15/52(a)	121	79,285
3.30%, 02/15/53(a)	204	135,697
(3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(a)(b)	171	130,397
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(a)(b)	130	104,563
EOG Resources, Inc.(a)
3.15%, 04/01/25	80	77,201
4.95%, 04/15/50	87	82,775

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.
6.13%, 02/01/25	$112	$112,263
3.90%, 10/01/27(a)	140	129,243
5.00%, 01/15/29(a)	70	65,713
7.00%, 02/01/30(a)	79	81,932
Equinor ASA
2.65%, 01/15/24	257	250,749
3.70%, 03/01/24	87	85,748
3.25%, 11/10/24(a)	87	84,792
2.88%, 04/06/25(a)	341	326,752
3.13%, 04/06/30(a)	171	153,530
2.38%, 05/22/30(a)	171	145,428
5.10%, 08/17/40(a)	189	185,596
4.25%, 11/23/41(a)	75	65,977
3.25%, 11/18/49	130	94,430
3.70%, 04/06/50	171	134,854
Exxon Mobil Corp.
3.18%, 03/15/24(a)	87	85,274
2.02%, 08/16/24(a)	87	83,222
2.71%, 03/06/25(a)	214	204,630
2.99%, 03/19/25(a)	341	328,453
3.04%, 03/01/26	108	103,007
2.28%, 08/16/26(a)	87	80,496
3.29%, 03/19/27(a)	140	134,518
2.44%, 08/16/29(a)	87	76,000
3.48%, 03/19/30(a)	189	176,262
2.61%, 10/15/30(a)	140	122,289
3.00%, 08/16/39	87	66,493
4.23%, 03/19/40	206	185,355
4.11%, 03/01/46	171	145,472
3.10%, 08/16/49(a)	257	183,664
4.33%, 03/19/50(a)	283	247,837
3.45%, 04/15/51	200	150,567
Hess Corp.
7.13%, 03/15/33	171	184,176
5.60%, 02/15/41(a)	96	90,746
5.80%, 04/01/47(a)	171	163,247
HF Sinclair Corp., 5.88%, 04/01/26(a)	87	87,073
Kinder Morgan Energy Partners LP
4.15%, 02/01/24	171	168,688
4.30%, 05/01/24	87	85,839
4.25%, 09/01/24(a)	55	54,060
5.80%, 03/15/35(a)	171	167,034
6.50%, 02/01/37	74	74,560
6.95%, 01/15/38(a)	214	226,416
6.38%, 03/01/41	87	86,056
5.00%, 08/15/42	75	64,195
5.00%, 03/01/43	87	74,311
5.50%, 03/01/44(a)	130	117,553
5.40%, 09/01/44	87	78,170
Kinder Morgan, Inc.
4.30%, 06/01/25	71	69,629
4.30%, 03/01/28(a)	257	246,187
2.00%, 02/15/31(a)	155	119,989
7.75%, 01/15/32(a)	171	192,255
4.80%, 02/01/33	100	92,712
5.30%, 12/01/34(a)	87	81,419
5.55%, 06/01/45(a)	214	195,128
5.20%, 03/01/48	64	55,222
3.60%, 02/15/51(a)	71	48,902

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc. (continued)
5.45%, 08/01/52(a)	$100	$89,758
Magellan Midstream Partners LP
3.25%, 06/01/30	75	65,425
4.25%, 09/15/46	87	65,704
4.20%, 10/03/47	140	104,861
3.95%, 03/01/50(a)	79	57,810
Marathon Oil Corp.(a)
6.60%, 10/01/37	87	86,460
5.20%, 06/01/45	87	74,459
Marathon Petroleum Corp.
3.63%, 09/15/24	60	58,387
4.70%, 05/01/25	171	168,385
3.80%, 04/01/28(a)	171	158,198
4.75%, 09/15/44	87	72,645
4.50%, 04/01/48	100	79,859
MPLX LP
4.88%, 12/01/24(a)	87	86,289
4.88%, 06/01/25(a)	87	85,666
1.75%, 03/01/26	125	111,421
4.13%, 03/01/27	171	161,512
4.00%, 03/15/28(a)	171	159,049
2.65%, 08/15/30	153	123,991
4.95%, 09/01/32(a)	690	647,004
4.50%, 04/15/38	300	252,710
5.20%, 12/01/47	87	74,006
4.70%, 04/15/48(a)	100	78,913
5.50%, 02/15/49	121	106,346
4.95%, 03/14/52(a)	149	121,710
ONEOK Partners LP(a)
4.90%, 03/15/25	87	85,739
6.13%, 02/01/41	75	70,733
ONEOK, Inc.
2.75%, 09/01/24(a)	75	71,800
5.85%, 01/15/26	171	173,048
4.55%, 07/15/28(a)	87	82,111
4.35%, 03/15/29(a)	171	158,037
3.10%, 03/15/30	171	143,300
6.10%, 11/15/32	100	99,995
4.95%, 07/13/47	171	137,728
5.20%, 07/15/48(a)	87	72,469
4.50%, 03/15/50(a)	87	64,782
Ovintiv Exploration, Inc., 5.38%, 01/01/26	99	98,011
Ovintiv, Inc.
8.13%, 09/15/30(a)	70	76,815
7.20%, 11/01/31(a)	80	83,968
7.38%, 11/01/31(a)	87	92,602
6.50%, 08/15/34(a)	87	87,544
6.63%, 08/15/37	75	75,431
Phillips 66
2.15%, 12/15/30(a)	171	136,916
4.65%, 11/15/34(a)	233	217,385
5.88%, 05/01/42(a)	74	75,800
4.88%, 11/15/44(a)	214	195,527
3.30%, 03/15/52	68	46,922
Phillips 66 Co.(d)
3.55%, 10/01/26(a)	87	81,599
3.15%, 12/15/29(a)	65	56,704
4.90%, 10/01/46	87	76,998

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co., 1.90%, 08/15/30(a)	$206	$161,323
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24(a)	130	125,686
4.50%, 12/15/26	87	83,513
3.55%, 12/15/29	171	148,268
5.15%, 06/01/42	50	40,526
4.70%, 06/15/44	130	98,597
Sabine Pass Liquefaction LLC
5.75%, 05/15/24(a)	345	345,083
5.63%, 03/01/25(a)	171	171,242
5.88%, 06/30/26(a)	171	173,025
5.00%, 03/15/27(a)	171	167,670
4.20%, 03/15/28	171	160,735
4.50%, 05/15/30(a)	141	130,695
5.90%, 09/15/37	60	60,042
Shell International Finance BV
2.00%, 11/07/24(a)	171	162,570
3.25%, 05/11/25(a)	214	207,361
2.88%, 05/10/26	257	242,017
2.50%, 09/12/26(a)	171	158,503
3.88%, 11/13/28(a)	171	164,673
2.38%, 11/07/29(a)	171	147,786
4.13%, 05/11/35(a)	130	120,529
6.38%, 12/15/38(a)	275	302,353
5.50%, 03/25/40	75	76,413
2.88%, 11/26/41(a)	87	63,104
4.55%, 08/12/43	121	109,254
4.00%, 05/10/46(a)	514	419,118
3.75%, 09/12/46	155	121,382
3.13%, 11/07/49(a)	162	113,848
Spectra Energy Partners LP
4.75%, 03/15/24	87	86,412
3.50%, 03/15/25(a)	87	83,623
4.50%, 03/15/45(a)	140	115,565
Suncor Energy, Inc.
6.50%, 06/15/38(a)	257	263,548
6.85%, 06/01/39(a)	87	91,306
4.00%, 11/15/47(a)	171	129,636
3.75%, 03/04/51	79	56,749
Targa Resources Corp.
5.20%, 07/01/27	50	49,007
4.20%, 02/01/33(a)	81	69,689
4.95%, 04/15/52(a)	73	57,751
6.25%, 07/01/52	50	47,188
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27(a)	71	71,450
5.00%, 01/15/28(a)	71	67,731
6.88%, 01/15/29(a)	71	71,565
5.50%, 03/01/30	104	97,856
4.88%, 02/01/31	104	93,907
4.00%, 01/15/32(a)	104	87,505
TC PipeLines LP(a)
4.38%, 03/13/25	87	85,111
3.90%, 05/25/27	78	73,483
TotalEnergies Capital International SA
3.75%, 04/10/24	171	168,600
3.46%, 07/12/49	87	65,003
3.13%, 05/29/50	171	120,763

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TotalEnergies Capital International SA (continued)
3.39%, 06/29/60(a)	$171	$119,025
TransCanada PipeLines Ltd.
1.00%, 10/12/24(a)	67	62,010
4.88%, 01/15/26(a)	148	147,066
4.25%, 05/15/28(a)	130	123,059
4.10%, 04/15/30(a)	257	235,429
2.50%, 10/12/31	87	69,081
4.63%, 03/01/34	130	118,467
5.60%, 03/31/34(a)	87	85,206
6.20%, 10/15/37(a)	70	71,370
4.75%, 05/15/38(a)	64	57,044
7.25%, 08/15/38(a)	87	96,326
7.63%, 01/15/39(a)	87	99,467
5.00%, 10/16/43(a)	133	118,099
4.88%, 05/15/48(a)	130	113,520
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	87	92,852
4.00%, 03/15/28(a)	130	121,973
4.45%, 08/01/42(a)	87	73,787
3.95%, 05/15/50	87	66,154
Valero Energy Corp.
2.15%, 09/15/27(a)	191	167,448
4.35%, 06/01/28(a)	131	126,214
6.63%, 06/15/37(a)	75	79,810
4.90%, 03/15/45(a)	87	77,240
3.65%, 12/01/51	75	52,950
4.00%, 06/01/52(a)	51	38,313
Valero Energy Partners LP, 4.50%, 03/15/28(a)	87	84,353
Williams Cos., Inc.
4.30%, 03/04/24	87	85,948
4.55%, 06/24/24	341	337,268
3.90%, 01/15/25(a)	87	84,723
4.00%, 09/15/25(a)	87	84,561
3.75%, 06/15/27(a)	130	122,363
2.60%, 03/15/31(a)	211	170,752
4.65%, 08/15/32	50	46,545
6.30%, 04/15/40	87	88,872
5.40%, 03/04/44	171	155,016
5.10%, 09/15/45(a)	155	135,528
4.85%, 03/01/48(a)	87	73,528
5.30%, 08/15/52(a)	130	116,239

		39,351,576

Personal Products — 0.2%
Colgate-Palmolive Co.
3.25%, 03/15/24(a)	87	85,548
3.10%, 08/15/25	140	135,431
3.10%, 08/15/27	115	108,738
3.25%, 08/15/32(a)	265	239,147
3.70%, 08/01/47(a)	130	110,675
Estee Lauder Cos., Inc.
2.00%, 12/01/24	82	77,808
3.15%, 03/15/27(a)	171	161,245
2.38%, 12/01/29	69	59,169
2.60%, 04/15/30	87	74,767
4.15%, 03/15/47(a)	87	74,250
3.13%, 12/01/49	119	84,678
GSK Consumer Healthcare Capital U.K. PLC, 3.13%, 03/24/25	518	492,615
GSK Consumer Healthcare Capital U.S. LLC 3.38%, 03/24/27	290	269,977

Security	Par (000)	Value

Personal Products (continued)
GSK Consumer Healthcare Capital
U.S. LLC (continued)
3.38%, 03/24/29(a)	$265	$238,298
3.63%, 03/24/32	338	296,723
Procter & Gamble Co.
0.55%, 10/29/25(a)	216	193,723
1.00%, 04/23/26(a)	98	87,779
2.85%, 08/11/27(a)	87	81,262
3.00%, 03/25/30(a)	171	156,229
1.20%, 10/29/30(a)	275	215,768
1.95%, 04/23/31(a)	171	142,251
2.30%, 02/01/32	100	84,141
3.55%, 03/25/40	87	74,951
3.60%, 03/25/50	171	140,393
Unilever Capital Corp.
3.10%, 07/30/25(a)	250	239,943
2.00%, 07/28/26(a)	260	236,941
2.90%, 05/05/27(a)	260	242,271
2.13%, 09/06/29(a)	174	147,261
1.38%, 09/14/30	100	78,111
1.75%, 08/12/31(a)	174	136,716

		4,766,809

Pharmaceuticals — 1.1%
AbbVie, Inc.
2.60%, 11/21/24(a)	316	302,304
3.80%, 03/15/25	300	292,383
3.60%, 05/14/25(a)	257	249,071
3.20%, 05/14/26	245	231,973
2.95%, 11/21/26(a)	341	317,125
4.25%, 11/14/28	427	411,872
4.55%, 03/15/35	110	102,859
4.50%, 05/14/35(a)	249	230,650
4.30%, 05/14/36	70	63,033
4.05%, 11/21/39	408	349,227
4.40%, 11/06/42(a)	240	208,181
4.85%, 06/15/44	214	196,019
4.75%, 03/15/45	116	104,173
4.70%, 05/14/45	127	112,802
4.45%, 05/14/46(a)	214	183,918
4.88%, 11/14/48(a)	171	155,757
4.25%, 11/21/49(a)	500	414,943
Astrazeneca Finance LLC
1.20%, 05/28/26(a)	171	152,243
1.75%, 05/28/28	149	127,894
2.25%, 05/28/31(a)	80	66,544
AstraZeneca PLC
0.70%, 04/08/26(a)	189	166,154
3.13%, 06/12/27(a)	87	81,691
4.00%, 01/17/29	257	246,642
1.38%, 08/06/30(a)	189	149,315
6.45%, 09/15/37(a)	275	309,998
4.38%, 11/16/45	163	146,293
4.38%, 08/17/48	155	137,626
Bristol-Myers Squibb Co.
3.20%, 06/15/26(a)	449	428,055
3.90%, 02/20/28	171	164,647
3.40%, 07/26/29(a)	149	137,891
1.45%, 11/13/30	130	102,757
2.95%, 03/15/32(a)	130	113,096
4.13%, 06/15/39	287	255,363
3.55%, 03/15/42(a)	75	60,874

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.(continued)
5.00%, 08/15/45(a)	$170	$164,680
4.35%, 11/15/47(a)	140	123,338
4.55%, 02/20/48(a)	135	121,385
4.25%, 10/26/49(a)	400	343,736
3.70%, 03/15/52	257	199,909
3.90%, 03/15/62	71	54,579
Cigna Corp.
0.61%, 03/15/24(a)	70	66,421
3.50%, 06/15/24	130	127,117
3.25%, 04/15/25(a)	75	72,224
4.13%, 11/15/25(a)	171	167,073
4.50%, 02/25/26	87	85,664
1.25%, 03/15/26	87	77,512
3.40%, 03/01/27(a)	130	121,938
3.05%, 10/15/27	171	156,458
2.40%, 03/15/30(a)	171	143,251
2.38%, 03/15/31	75	61,379
4.80%, 08/15/38	171	158,694
3.20%, 03/15/40(a)	171	129,011
4.80%, 07/15/46	214	190,915
3.88%, 10/15/47	130	100,782
4.90%, 12/15/48	257	231,560
3.40%, 03/15/50	171	121,193
CVS Health Corp.
2.63%, 08/15/24	211	202,689
4.10%, 03/25/25(a)	63	62,077
3.88%, 07/20/25(a)	163	159,060
2.88%, 06/01/26(a)	300	280,043
3.63%, 04/01/27(a)	62	58,835
1.30%, 08/21/27(a)	257	217,585
4.30%, 03/25/28(a)	395	382,061
3.25%, 08/15/29(a)	341	305,061
3.75%, 04/01/30	298	270,186
1.75%, 08/21/30(a)	353	278,196
1.88%, 02/28/31	212	166,294
2.13%, 09/15/31(a)	79	62,637
4.88%, 07/20/35	171	162,394
4.78%, 03/25/38(a)	427	388,969
4.13%, 04/01/40	140	116,486
2.70%, 08/21/40(a)	122	84,286
5.13%, 07/20/45	269	245,168
5.05%, 03/25/48(a)	500	448,772
4.25%, 04/01/50(a)	104	82,775
Eli Lilly & Co.
2.75%, 06/01/25	45	43,013
3.10%, 05/15/27	130	122,161
3.38%, 03/15/29(a)	171	160,015
3.70%, 03/01/45(a)	171	143,449
2.50%, 09/15/60	104	62,684
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29	171	157,628
GlaxoSmithKline Capital, Inc.
3.63%, 05/15/25(a)	171	166,972
3.88%, 05/15/28(a)	171	163,957
5.38%, 04/15/34(a)	87	89,300
4.20%, 03/18/43	104	90,453
Johnson & Johnson
2.45%, 03/01/26(a)	405	380,597
2.95%, 03/03/27(a)	250	236,350
2.90%, 01/15/28	171	159,393
4.38%, 12/05/33	87	85,533

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson (continued)
3.55%, 03/01/36	$330	$292,388
3.63%, 03/03/37	87	77,292
4.50%, 09/01/40(a)	159	151,882
4.50%, 12/05/43(a)	130	123,883
3.70%, 03/01/46	87	72,985
3.50%, 01/15/48(a)	214	174,287
2.45%, 09/01/60(a)	107	65,309
Mead Johnson Nutrition Co.(a)
4.13%, 11/15/25	171	167,452
4.60%, 06/01/44	87	77,702
Merck & Co., Inc.
2.75%, 02/10/25(a)	500	479,131
1.70%, 06/10/27(a)	160	141,844
1.90%, 12/10/28(a)	165	141,663
1.45%, 06/24/30	257	205,045
3.90%, 03/07/39	87	76,349
4.15%, 05/18/43	130	115,112
3.70%, 02/10/45(a)	160	131,593
4.00%, 03/07/49(a)	171	145,655
2.45%, 06/24/50(a)	171	108,027
2.90%, 12/10/61	71	45,123
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	130	137,521
Mylan, Inc.
4.55%, 04/15/28	140	129,511
5.40%, 11/29/43(a)	87	68,868
5.20%, 04/15/48	96	71,489
Novartis Capital Corp.
3.40%, 05/06/24(a)	240	235,124
1.75%, 02/14/25	87	81,996
3.00%, 11/20/25(a)	189	181,172
2.00%, 02/14/27(a)	87	79,125
3.10%, 05/17/27	427	404,596
2.20%, 08/14/30	171	145,442
4.40%, 05/06/44	214	198,569
4.00%, 11/20/45	130	114,049
2.75%, 08/14/50(a)	140	96,830
Pfizer, Inc.
3.40%, 05/15/24(a)	171	167,637
0.80%, 05/28/25(a)	265	242,682
2.75%, 06/03/26(a)	60	56,562
3.00%, 12/15/26(a)	130	123,000
3.60%, 09/15/28(a)	341	326,101
3.45%, 03/15/29(a)	140	132,022
2.63%, 04/01/30(a)	171	150,210
1.70%, 05/28/30(a)	142	116,837
1.75%, 08/18/31(a)	171	137,270
4.00%, 12/15/36	87	79,341
4.10%, 09/15/38	171	154,966
3.90%, 03/15/39	87	76,734
7.20%, 03/15/39(a)	84	101,569
2.55%, 05/28/40(a)	86	62,185
4.30%, 06/15/43(a)	87	79,910
4.40%, 05/15/44(a)	87	80,550
4.13%, 12/15/46(a)	257	225,836
4.20%, 09/15/48(a)	87	77,413
4.00%, 03/15/49(a)	171	147,704
2.70%, 05/28/50(a)	240	162,269
Sanofi, 3.63%, 06/19/28	341	325,290
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26(a)	324	303,868

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.(a)
5.00%, 11/26/28	$200	$198,294
3.18%, 07/09/50	200	134,888
Utah Acquisition Sub, Inc.
3.95%, 06/15/26	87	81,333
5.25%, 06/15/46	87	65,783
Viatris, Inc.
1.65%, 06/22/25	171	154,873
2.30%, 06/22/27(a)	171	146,111
3.85%, 06/22/40	171	114,655
4.00%, 06/22/50	100	61,614
Wyeth LLC(a)
6.50%, 02/01/34	87	97,519
5.95%, 04/01/37	87	93,558
Zoetis, Inc.
3.90%, 08/20/28(a)	171	162,430
2.00%, 05/15/30(a)	71	57,619
4.70%, 02/01/43(a)	71	63,665
3.95%, 09/12/47	87	70,056
4.45%, 08/20/48	87	74,874
3.00%, 05/15/50(a)	71	47,961

		25,519,474

Real Estate — 0.0%
Prologis LP(a)
2.13%, 04/15/27	30	26,860
2.25%, 04/15/30	213	177,453
1.25%, 10/15/30	65	49,275
3.00%, 04/15/50	95	63,548
VICI Properties LP, 5.63%, 05/15/52	61	53,959

		371,095

Real Estate Management & Development — 0.0%
CBRE Services, Inc.
4.88%, 03/01/26	87	85,891
2.50%, 04/01/31	107	84,337
Essential Properties LP, 2.95%, 07/15/31	41	29,812
VICI Properties LP, 5.13%, 05/15/32(a)	118	109,262

		309,302

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24(a)	50	49,201
3.65%, 09/01/25	130	126,126
7.00%, 12/15/25(a)	87	92,085
3.25%, 06/15/27(a)	300	283,556
5.40%, 06/01/41	50	50,385
4.40%, 03/15/42	53	47,354
4.38%, 09/01/42	87	77,534
4.45%, 03/15/43	70	62,649
5.15%, 09/01/43(a)	87	84,888
4.90%, 04/01/44	87	82,122
4.55%, 09/01/44	87	78,656
4.15%, 04/01/45	87	74,290
4.70%, 09/01/45(a)	87	79,894
3.90%, 08/01/46	141	114,513
4.13%, 06/15/47(a)	87	73,635
4.05%, 06/15/48	60	49,979
4.15%, 12/15/48	87	73,832
3.05%, 02/15/51	71	49,333
3.30%, 09/15/51(a)	171	124,457

Security	Par (000)	Value

Road & Rail (continued)
Canadian National Railway Co.
2.95%, 11/21/24	$76	$73,272
2.75%, 03/01/26(a)	97	91,370
3.85%, 08/05/32(a)	100	92,912
3.20%, 08/02/46(a)	140	102,649
3.65%, 02/03/48	257	204,903
2.45%, 05/01/50	81	50,238
4.40%, 08/05/52	80	71,047
Canadian Pacific Railway Co.
2.90%, 02/01/25(a)	171	163,353
1.75%, 12/02/26(a)	72	64,162
7.13%, 10/15/31(a)	87	96,503
2.45%, 12/02/31(a)	119	98,557
4.80%, 09/15/35	87	81,312
3.00%, 12/02/41(a)	73	55,035
4.80%, 08/01/45	191	174,067
3.10%, 12/02/51(a)	103	69,246
6.13%, 09/15/2115	87	87,299
CSX Corp.
3.35%, 11/01/25(a)	87	83,491
3.25%, 06/01/27	341	318,582
3.80%, 03/01/28	227	216,495
2.40%, 02/15/30(a)	87	73,683
4.10%, 11/15/32(a)	50	46,875
4.75%, 05/30/42	189	172,423
4.30%, 03/01/48(a)	130	110,348
3.35%, 09/15/49	75	53,960
3.80%, 04/15/50(a)	96	74,447
3.95%, 05/01/50	79	62,952
2.50%, 05/15/51(a)	75	45,548
4.50%, 11/15/52(a)	50	43,406
4.50%, 08/01/54	87	74,086
4.65%, 03/01/68	137	115,427
Kansas City Southern
2.88%, 11/15/29	63	54,408
4.70%, 05/01/48	87	74,881
3.50%, 05/01/50(a)	87	61,894
4.20%, 11/15/69	78	57,570
Norfolk Southern Corp.
3.85%, 01/15/24(a)	171	169,280
3.15%, 06/01/27(a)	153	142,218
2.55%, 11/01/29	58	49,718
3.00%, 03/15/32(a)	81	69,155
3.95%, 10/01/42(a)	74	60,770
4.45%, 06/15/45	87	75,104
3.94%, 11/01/47	80	64,026
4.15%, 02/28/48	87	71,432
3.40%, 11/01/49(a)	59	42,360
3.05%, 05/15/50(a)	105	70,327
2.90%, 08/25/51	74	47,792
3.70%, 03/15/53	58	43,546
4.55%, 06/01/53(a)	40	34,767
3.16%, 05/15/55	171	113,165
4.10%, 05/15/2121	50	34,579
Union Pacific Corp.
3.65%, 02/15/24(a)	171	168,359
3.25%, 08/15/25(a)	87	83,613
2.75%, 03/01/26(a)	171	161,699
2.15%, 02/05/27(a)	57	51,468
3.95%, 09/10/28(a)	171	164,375
3.70%, 03/01/29(a)	171	161,188

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
Union Pacific Corp. (continued)
2.38%, 05/20/31(a)	$221	$186,061
2.80%, 02/14/32(a)	64	55,250
4.50%, 01/20/33(a)	100	97,776
3.38%, 02/01/35	87	73,492
3.60%, 09/15/37	214	180,868
3.20%, 05/20/41(a)	75	58,842
3.38%, 02/14/42(a)	82	65,176
4.05%, 11/15/45	87	71,788
4.05%, 03/01/46	74	60,561
4.50%, 09/10/48	87	75,665
3.25%, 02/05/50(a)	189	136,186
3.80%, 10/01/51(a)	87	69,208
2.95%, 03/10/52	59	39,886
3.50%, 02/14/53	89	66,827
3.95%, 08/15/59	135	105,213
3.84%, 03/20/60(a)	249	192,348
3.80%, 04/06/71	141	103,845
3.85%, 02/14/72(a)	69	50,732

		8,559,555

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.
3.92%, 06/01/32	75	69,685
4.39%, 06/01/52(a)	85	74,643
Analog Devices, Inc.
3.50%, 12/05/26	130	123,970
1.70%, 10/01/28	30	25,420
2.10%, 10/01/31(a)	75	60,560
2.80%, 10/01/41(a)	149	109,050
2.95%, 10/01/51(a)	65	43,801
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27	270	255,390
3.50%, 01/15/28	87	79,147
Broadcom, Inc.
3.15%, 11/15/25	62	58,728
3.46%, 09/15/26	341	321,302
1.95%, 02/15/28(a)(d)	67	56,590
4.00%, 04/15/29(d)	95	86,302
4.15%, 11/15/30	125	112,019
4.15%, 04/15/32(d)	108	94,809
4.30%, 11/15/32	206	181,556
2.60%, 02/15/33(d)	275	206,414
3.42%, 04/15/33(d)	202	161,945
3.47%, 04/15/34(d)	469	374,137
3.14%, 11/15/35(d)	257	188,963
4.93%, 05/15/37(d)	377	328,882
3.50%, 02/15/41(a)(d)	179	127,096
3.75%, 02/15/51(d)	225	155,335
Flex Ltd.
6.00%, 01/15/28	200	199,680
4.88%, 06/15/29(a)	87	81,916
Honeywell International, Inc.
2.30%, 08/15/24(a)	171	164,178
1.35%, 06/01/25(a)	233	215,395
1.10%, 03/01/27(a)	171	148,607
2.70%, 08/15/29(a)	257	228,489
1.95%, 06/01/30	171	141,104
1.75%, 09/01/31	171	135,132
3.81%, 11/21/47	87	71,891

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Honeywell International, Inc. (continued)
2.80%, 06/01/50(a)	$76	$54,009
Intel Corp.
2.88%, 05/11/24(a)	171	166,573
3.40%, 03/25/25(a)	410	399,697
3.70%, 07/29/25(a)	171	166,781
3.75%, 03/25/27(a)	140	134,972
3.75%, 08/05/27(a)	100	96,068
1.60%, 08/12/28(a)	63	53,518
4.00%, 08/05/29	100	95,122
2.45%, 11/15/29	171	146,873
2.00%, 08/12/31(a)	87	68,904
2.80%, 08/12/41(a)	63	43,989
4.10%, 05/19/46(a)	427	343,607
4.10%, 05/11/47(a)	87	70,146
3.73%, 12/08/47(a)	240	179,862
3.05%, 08/12/51	320	207,199
4.90%, 08/05/52(a)	300	265,397
3.10%, 02/15/60(a)	87	53,621
4.95%, 03/25/60(a)	121	107,397
3.20%, 08/12/61	63	39,454
5.05%, 08/05/62(a)	100	87,727
Jabil, Inc.(a)
1.70%, 04/15/26	146	129,377
4.25%, 05/15/27	80	75,646
Marvell Technology, Inc.(a)
1.65%, 04/15/26	154	136,015
2.45%, 04/15/28	171	144,741
2.95%, 04/15/31	82	65,956
Microchip Technology, Inc., 4.25%, 09/01/25	171	165,997
Micron Technology, Inc.
4.98%, 02/06/26	87	85,582
5.33%, 02/06/29	87	83,513
6.75%, 11/01/29	100	101,578
4.66%, 02/15/30	130	117,907
3.37%, 11/01/41(a)	87	58,089
3.48%, 11/01/51(a)	87	54,042
NVIDIA Corp.
3.20%, 09/16/26(a)	171	162,432
1.55%, 06/15/28	125	106,733
2.85%, 04/01/30(a)	114	99,443
2.00%, 06/15/31(a)	121	96,912
3.50%, 04/01/40(a)	122	98,797
3.50%, 04/01/50	257	193,973
3.70%, 04/01/60	52	38,350
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25(a)	85	79,836
3.88%, 06/18/26(a)	81	77,228
4.40%, 06/01/27(a)	90	86,051
4.30%, 06/18/29	171	158,442
3.40%, 05/01/30(a)	80	68,765
2.50%, 05/11/31(a)	149	117,319
2.65%, 02/15/32	67	52,126
5.00%, 01/15/33(a)	112	105,096
3.25%, 05/11/41(a)	87	60,209
3.13%, 02/15/42(a)	87	58,225
3.25%, 11/30/51	75	46,584
Qorvo, Inc., 4.38%, 10/15/29(a)	96	84,887
QUALCOMM, Inc.
3.25%, 05/20/27(a)	87	82,733

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. (continued)
1.30%, 05/20/28	$184	$155,678
2.15%, 05/20/30(a)	105	88,834
1.65%, 05/20/32	142	109,370
4.25%, 05/20/32(a)	52	50,026
5.40%, 05/20/33(a)	100	104,112
4.65%, 05/20/35	87	84,477
4.80%, 05/20/45	130	121,828
4.30%, 05/20/47(a)	107	92,006
3.25%, 05/20/50(a)	140	101,331
4.50%, 05/20/52(a)	133	116,477
6.00%, 05/20/53	100	106,207
Skyworks Solutions, Inc.
1.80%, 06/01/26	58	50,968
3.00%, 06/01/31	67	52,550
Texas Instruments, Inc.
4.70%, 11/18/24	100	100,307
1.13%, 09/15/26	85	75,034
4.60%, 02/15/28	35	34,952
2.25%, 09/04/29(a)	118	102,020
1.90%, 09/15/31	98	79,306
3.65%, 08/16/32(a)	50	46,329
3.88%, 03/15/39	171	150,622
4.15%, 05/15/48(a)	171	151,320
4.10%, 08/16/52(a)	25	22,194
TSMC Arizona Corp., 2.50%, 10/25/31(a)	390	319,273
Xilinx, Inc., 2.38%, 06/01/30	240	201,805

		13,072,662

Software — 0.5%
Activision Blizzard, Inc.
3.40%, 06/15/27(a)	171	161,717
1.35%, 09/15/30(a)	69	53,919
2.50%, 09/15/50	140	85,974
Autodesk, Inc.
2.85%, 01/15/30	74	63,612
2.40%, 12/15/31(a)	133	106,244
Electronic Arts, Inc.
1.85%, 02/15/31	72	56,591
2.95%, 02/15/51	69	44,518
Intuit, Inc.(a)
0.95%, 07/15/25	130	118,299
1.35%, 07/15/27	142	122,813
1.65%, 07/15/30	169	135,522
Microsoft Corp.
2.88%, 02/06/24(a)	149	146,358
2.40%, 08/08/26(a)	382	356,197
3.30%, 02/06/27(a)	766	738,183
3.50%, 02/12/35(a)	200	180,654
3.45%, 08/08/36(a)	104	92,007
3.70%, 08/08/46(a)	171	145,323
2.92%, 03/17/52	550	389,125
4.50%, 02/06/57(a)	341	321,076
2.68%, 06/01/60(a)	392	248,690
3.04%, 03/17/62	292	201,749
Oracle Corp.
3.40%, 07/08/24(a)	341	332,677
2.50%, 04/01/25	621	585,526
2.95%, 05/15/25	87	82,542
5.80%, 11/10/25(a)	40	40,895
1.65%, 03/25/26	154	137,864

Security	Par (000)	Value

Software (continued)
Oracle Corp. (continued)
2.65%, 07/15/26(a)	$130	$119,486
2.80%, 04/01/27(a)	257	233,869
3.25%, 11/15/27(a)	130	119,400
2.30%, 03/25/28(a)	237	205,282
6.15%, 11/09/29(a)	70	72,658
3.25%, 05/15/30(a)	163	141,528
2.88%, 03/25/31(a)	267	221,377
6.25%, 11/09/32(a)	200	209,324
4.30%, 07/08/34(a)	384	337,280
3.90%, 05/15/35(a)	87	72,755
3.85%, 07/15/36	130	106,303
3.80%, 11/15/37	130	102,933
6.13%, 07/08/39	87	86,536
3.60%, 04/01/40(a)	316	231,821
5.38%, 07/15/40(a)	71	65,153
3.65%, 03/25/41(a)	285	210,385
4.50%, 07/08/44(a)	87	69,953
4.00%, 07/15/46	384	279,836
4.00%, 11/15/47	257	187,840
3.60%, 04/01/50(a)	200	134,653
3.95%, 03/25/51(a)	346	246,504
6.90%, 11/09/52	350	374,439
4.38%, 05/15/55	214	161,731
3.85%, 04/01/60(a)	359	238,532
Roper Technologies, Inc.
2.35%, 09/15/24(a)	84	80,202
1.00%, 09/15/25(a)	108	96,764
3.80%, 12/15/26(a)	87	83,333
1.40%, 09/15/27(a)	65	54,987
2.95%, 09/15/29	76	66,096
2.00%, 06/30/30	67	53,694
1.75%, 02/15/31	86	66,252
Salesforce, Inc.
3.70%, 04/11/28	341	327,073
1.50%, 07/15/28(a)	60	51,170
1.95%, 07/15/31	81	64,579
2.70%, 07/15/41(a)	156	111,341
2.90%, 07/15/51(a)	237	155,334
3.05%, 07/15/61(a)	50	31,749
ServiceNow, Inc., 1.40%, 09/01/30(a)	140	107,102
Take-Two Interactive Software, Inc.
3.30%, 03/28/24(a)	90	87,895
3.55%, 04/14/25	82	78,914
3.70%, 04/14/27	65	61,166
4.00%, 04/14/32(a)	76	67,270
VMware, Inc.(a)
1.40%, 08/15/26	341	297,272
4.70%, 05/15/30	141	131,160
Workday, Inc.
3.50%, 04/01/27	81	75,700
3.70%, 04/01/29	61	55,964
3.80%, 04/01/32(a)	89	78,564

		11,461,234

Specialty Retail — 0.0%
AutoZone, Inc.
3.25%, 04/15/25	58	55,585
3.75%, 04/18/29(a)	171	157,683
Best Buy Co., Inc., 1.95%, 10/01/30(a)	214	169,326
Dick’s Sporting Goods, Inc., 4.10%, 01/15/52	70	45,127

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Specialty Retail (continued)
Ross Stores, Inc.
4.60%, 04/15/25	$87	$86,427
1.88%, 04/15/31(a)	171	134,211

		648,359

Technology Hardware, Storage & Peripherals — 0.5%
Adobe, Inc.
1.90%, 02/01/25	57	53,847
3.25%, 02/01/25(a)	70	68,024
2.15%, 02/01/27	219	199,313
2.30%, 02/01/30(a)	206	175,650
Apple, Inc.
3.45%, 05/06/24(a)	171	167,885
2.85%, 05/11/24(a)	341	331,990
1.80%, 09/11/24	280	266,538
2.75%, 01/13/25(a)	171	164,656
2.50%, 02/09/25(a)	74	70,748
1.13%, 05/11/25(a)	112	103,113
3.20%, 05/13/25	130	125,603
0.55%, 08/20/25(a)	477	430,227
0.70%, 02/08/26	87	77,219
3.25%, 02/23/26(a)	326	313,178
2.45%, 08/04/26(a)	241	223,499
3.35%, 02/09/27(a)	341	326,037
3.20%, 05/11/27(a)	257	243,569
2.90%, 09/12/27(a)	171	159,395
3.00%, 11/13/27(a)	171	159,594
1.20%, 02/08/28	450	381,261
1.40%, 08/05/28	70	59,297
3.25%, 08/08/29(a)	200	184,868
2.20%, 09/11/29(a)	212	183,286
1.65%, 05/11/30	240	196,019
1.65%, 02/08/31	427	343,696
1.70%, 08/05/31	70	55,963
3.35%, 08/08/32(a)	200	181,556
4.50%, 02/23/36(a)	87	86,306
3.85%, 05/04/43(a)	300	258,714
4.45%, 05/06/44	87	81,986
3.45%, 02/09/45(a)	231	185,669
4.38%, 05/13/45	87	80,401
4.65%, 02/23/46	338	319,993
3.85%, 08/04/46(a)	130	110,378
4.25%, 02/09/47(a)	87	80,106
3.75%, 11/13/47(a)	214	176,157
2.95%, 09/11/49(a)	214	151,500
2.65%, 05/11/50(a)	206	136,291
2.40%, 08/20/50	177	110,090
2.65%, 02/08/51(a)	214	141,128
3.95%, 08/08/52	150	127,454
2.55%, 08/20/60(a)	171	103,472
2.80%, 02/08/61(a)	127	80,347
2.85%, 08/05/61	70	45,012
4.10%, 08/08/62	150	124,682
Dell International LLC/EMC Corp.
4.00%, 07/15/24(a)	171	168,055
5.85%, 07/15/25(a)	104	105,106
4.90%, 10/01/26(a)	171	168,315
5.30%, 10/01/29(a)	214	209,292
8.10%, 07/15/36	69	77,323
3.38%, 12/15/41(a)(d)	171	114,523
8.35%, 07/15/46	59	67,216

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp. (continued)
3.45%, 12/15/51(a)(d)	$87	$53,244
Dell, Inc.(a)
7.10%, 04/15/28	71	75,711
6.50%, 04/15/38	71	68,871
Fortinet, Inc.
1.00%, 03/15/26	132	115,536
2.20%, 03/15/31	152	117,000
Hewlett Packard Enterprise Co.
1.45%, 04/01/24(a)	171	163,191
4.90%, 10/15/25	214	211,902
1.75%, 04/01/26(a)	171	153,590
6.20%, 10/15/35(a)	87	89,677
6.35%, 10/15/45(a)	130	129,659
HP, Inc.
2.20%, 06/17/25(a)	87	81,281
1.45%, 06/17/26(a)	130	113,880
4.75%, 01/15/28(a)	50	48,512
4.00%, 04/15/29(a)	90	82,151
3.40%, 06/17/30	87	73,697
2.65%, 06/17/31	171	133,223
4.20%, 04/15/32(a)	90	77,381
5.50%, 01/15/33(a)	50	46,972
6.00%, 09/15/41(a)	112	107,459
NetApp, Inc., 1.88%, 06/22/25(a)	117	107,461
Western Digital Corp.
4.75%, 02/15/26(a)	191	179,868
2.85%, 02/01/29	74	57,252
3.10%, 02/01/32	80	57,501

		10,900,566

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc.
2.75%, 03/27/27(a)	341	318,487
2.85%, 03/27/30(a)	171	152,813
3.25%, 03/27/40(a)	171	138,909
3.88%, 11/01/45(a)	87	75,257
3.38%, 11/01/46	257	198,858
VF Corp., 2.95%, 04/23/30(a)	87	72,259

		956,583

Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc.
4.50%, 10/01/24	50	48,228
6.63%, 03/15/25(a)	50	49,325
4.88%, 03/15/27(a)	50	45,812

		143,365

Tobacco — 0.3%
Altria Group, Inc.
2.35%, 05/06/25(a)	84	79,121
2.63%, 09/16/26	341	312,667
4.80%, 02/14/29(a)	95	91,155
3.40%, 05/06/30	76	64,961
2.45%, 02/04/32(a)	208	156,914
5.80%, 02/14/39	257	236,971
3.40%, 02/04/41	171	113,415
4.50%, 05/02/43	71	53,303
5.38%, 01/31/44(a)	226	199,196
5.95%, 02/14/49(a)	100	88,923
4.45%, 05/06/50	114	80,723
3.70%, 02/04/51(a)	155	97,080
4.00%, 02/04/61(a)	121	78,519

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
BAT Capital Corp.
3.22%, 08/15/24(a)	$214	$206,058
2.79%, 09/06/24(a)	341	326,298
3.22%, 09/06/26(a)	171	157,752
4.70%, 04/02/27(a)	87	83,397
3.56%, 08/15/27(a)	427	390,091
2.26%, 03/25/28(a)	104	86,312
3.46%, 09/06/29(a)	87	74,766
4.91%, 04/02/30	104	95,220
4.74%, 03/16/32(a)	96	85,183
7.75%, 10/19/32	40	43,023
4.39%, 08/15/37	384	298,561
3.73%, 09/25/40(a)	70	47,532
4.54%, 08/15/47(a)	231	163,219
5.28%, 04/02/50	87	68,527
3.98%, 09/25/50(a)	104	68,053
5.65%, 03/16/52(a)	96	79,134
BAT International Finance PLC(a)
1.67%, 03/25/26	87	77,087
4.45%, 03/16/28	96	88,911
Philip Morris International, Inc.
3.25%, 11/10/24	171	165,414
5.13%, 11/15/24	200	200,264
3.38%, 08/11/25(a)	130	124,848
5.00%, 11/17/25	200	200,899
2.75%, 02/25/26(a)	73	68,378
3.13%, 08/17/27(a)	171	158,416
5.13%, 11/17/27	200	201,461
5.63%, 11/17/29	155	157,244
1.75%, 11/01/30	41	32,106
5.75%, 11/17/32(a)	70	71,360
6.38%, 05/16/38(a)	220	234,184
4.50%, 03/20/42	50	42,173
3.88%, 08/21/42	62	47,070
4.13%, 03/04/43	79	62,420
4.88%, 11/15/43(a)	87	76,056
4.25%, 11/10/44(a)	65	52,185
Reynolds American, Inc.
4.45%, 06/12/25	171	167,282
5.70%, 08/15/35(a)	82	74,018
6.15%, 09/15/43(a)	53	47,272

		6,275,122

Transportation Infrastructure — 0.1%
FedEx Corp.
3.25%, 04/01/26	95	90,384
4.25%, 05/15/30(a)	141	133,000
2.40%, 05/15/31(a)	109	88,152
3.90%, 02/01/35	67	56,961
3.25%, 05/15/41	147	104,662
3.88%, 08/01/42	50	37,984
4.75%, 11/15/45	114	96,255
4.55%, 04/01/46	130	105,465
4.40%, 01/15/47	87	69,379
4.05%, 02/15/48	87	65,987
4.95%, 10/17/48	171	148,643
Ryder System, Inc.(a)
2.50%, 09/01/24	72	68,486
1.75%, 09/01/26	86	75,576
2.85%, 03/01/27	57	51,454

Security	Par (000)	Value

Transportation Infrastructure (continued)
Ryder System, Inc.(a) (continued)
4.30%, 06/15/27	$60	$57,465
United Parcel Service, Inc.
3.90%, 04/01/25(a)	171	168,296
2.40%, 11/15/26(a)	141	130,770
3.05%, 11/15/27(a)	87	81,684
6.20%, 01/15/38	74	81,813
5.20%, 04/01/40(a)	171	171,188
3.63%, 10/01/42	87	72,242
3.40%, 11/15/46	78	60,245
3.75%, 11/15/47(a)	87	71,114
3.40%, 09/01/49(a)	75	57,907
5.30%, 04/01/50(a)	171	177,429

		2,322,541

Utilities — 0.1%
American Water Capital Corp.
3.40%, 03/01/25(a)	130	125,916
2.95%, 09/01/27(a)	87	80,209
3.75%, 09/01/28(a)	257	243,038
3.45%, 06/01/29	87	79,439
2.30%, 06/01/31(a)	155	127,129
4.45%, 06/01/32(a)	90	86,104
4.30%, 09/01/45	87	73,618
3.75%, 09/01/47	87	67,711
4.15%, 06/01/49	87	71,652
3.25%, 06/01/51(a)	155	110,494
Essential Utilities, Inc.
2.40%, 05/01/31(a)	171	135,852
3.35%, 04/15/50	171	116,776
5.30%, 05/01/52	61	57,041

		1,374,979

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV
3.63%, 04/22/29	244	221,171
6.13%, 03/30/40(a)	300	309,150
4.38%, 07/16/42(a)	229	195,409
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29(a)	171	161,824
Orange SA, 9.00%, 03/01/31(a)	237	289,925
Realty Income Corp., 5.63%, 10/13/32(a)	90	91,406
Rogers Communications, Inc.
2.95%, 03/15/25(a)(d)	71	67,650
3.63%, 12/15/25(a)	267	255,773
2.90%, 11/15/26(a)	171	156,797
3.20%, 03/15/27(a)(d)	73	67,544
3.80%, 03/15/32(a)(d)	58	50,051
4.50%, 03/15/42(a)(d)	59	48,089
5.00%, 03/15/44	87	74,533
4.30%, 02/15/48	214	161,292
3.70%, 11/15/49(a)	71	48,084
4.55%, 03/15/52(a)(d)	240	186,069
T-Mobile USA, Inc.
3.50%, 04/15/25	179	172,145
1.50%, 02/15/26	171	153,118
2.25%, 02/15/26(a)	150	136,446
2.63%, 04/15/26(a)	100	91,641
3.75%, 04/15/27	300	282,567
5.38%, 04/15/27(a)	100	100,956
4.75%, 02/01/28(a)	125	121,536

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
2.05%, 02/15/28	$87	$74,718
2.63%, 02/15/29	100	84,653
3.38%, 04/15/29	200	176,154
3.88%, 04/15/30	600	543,489
2.55%, 02/15/31	259	211,582
2.88%, 02/15/31	100	82,633
3.50%, 04/15/31(a)	225	194,355
2.25%, 11/15/31	59	46,409
2.70%, 03/15/32(a)	130	105,033
5.20%, 01/15/33(a)	200	198,197
4.38%, 04/15/40	214	182,628
3.00%, 02/15/41(a)	341	240,618
4.50%, 04/15/50	295	242,531
3.30%, 02/15/51(a)	300	200,203
3.40%, 10/15/52(a)	341	229,135
3.60%, 11/15/60	174	114,887
Vodafone Group PLC
4.13%, 05/30/25(a)	257	252,908
7.88%, 02/15/30	74	83,399
6.15%, 02/27/37(a)	87	88,141
5.00%, 05/30/38(a)	87	80,060
4.38%, 02/19/43(a)	163	130,489
5.25%, 05/30/48(a)	324	285,356
4.25%, 09/17/50(a)	205	156,328
5.13%, 06/19/59	104	88,850

		7,535,932

Total Corporate Bonds — 25.1% (Cost: $641,775,313)		559,143,554

Foreign Agency Obligations

Canada — 0.2%
Canada Government International Bond, 1.63%, 01/22/25	355	335,572
Province of Alberta Canada(a)
1.88%, 11/13/24	171	162,617
1.00%, 05/20/25	511	470,175
3.30%, 03/15/28	341	322,654
1.30%, 07/22/30	341	272,453
Province of British Columbia Canada(a)
2.25%, 06/02/26	171	159,345
0.90%, 07/20/26	341	302,108
Province of Manitoba Canada, Series HB, 1.50%, 10/25/28(a)	341	289,267
Province of New Brunswick Canada, 3.63%, 02/24/28(a)	171	164,646
Province of Ontario Canada
0.63%, 01/21/26(a)	171	152,026
1.05%, 05/21/27(a)	171	148,258
2.00%, 10/02/29(a)	171	147,295
1.13%, 10/07/30	341	267,416
1.60%, 02/25/31	341	276,134
Province of Quebec Canada
0.60%, 07/23/25(a)	341	308,873
2.50%, 04/20/26(a)	469	440,821
2.75%, 04/12/27(a)	341	319,661

Security	Par (000)	Value

Canada (continued)
Province of Quebec Canada (continued)
1.35%, 05/28/30	$341	$276,220
Series QO, 2.88%, 10/16/24(a)	87	84,279
Series QW, 2.50%, 04/09/24	341	330,688
Series QX, 1.50%, 02/11/25(a)	341	320,566

		5,551,074

Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31(a)	417	345,276
2.55%, 07/27/33(a)	390	304,882
3.50%, 01/31/34	200	170,100
3.63%, 10/30/42(a)	350	267,269
4.00%, 01/31/52(a)	290	223,264
3.10%, 01/22/61(a)	318	197,617

		1,508,408

Germany — 0.0%
Landwirtschaftliche Rentenbank, 1.75%, 07/27/26	171	156,415

Hungary — 0.0%
Hungary Government International Bond
5.38%, 03/25/24	260	259,399
7.63%, 03/29/41(a)	134	146,085

		405,484

Indonesia — 0.1%
Indonesia Government International Bond
4.15%, 09/20/27(a)	200	196,022
4.10%, 04/24/28(a)	522	510,842
2.85%, 02/14/30	490	436,958
4.65%, 09/20/32	200	196,022
4.35%, 01/11/48(a)	284	244,271
4.20%, 10/15/50(a)	322	266,088
3.05%, 03/12/51(a)	211	152,471
3.20%, 09/23/61	222	152,094

		2,154,768

Israel — 0.1%
Israel Government International Bond(a)
3.25%, 01/17/28	318	300,073
4.50%, 01/30/43	415	383,693
4.13%, 01/17/48	322	279,295
State of Israel, 2.50%, 01/15/30	490	435,732

		1,398,793

Italy — 0.0%
Republic of Italy Government International Bond
1.25%, 02/17/26	511	443,242
2.88%, 10/17/29	200	165,580
5.38%, 06/15/33(a)	130	125,856
4.00%, 10/17/49	417	295,278

		1,029,956

Japan — 0.1%
Japan Bank for International Cooperation
2.75%, 11/16/27	500	460,024
3.25%, 07/20/28(a)	690	642,721
2.00%, 10/17/29(a)	200	169,650
1.88%, 04/15/31(a)	514	418,903

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Japan (continued)
Japan Bank for International Cooperation (continued)
Series DTC, 2.50%, 05/23/24(a)	$500	$483,569
Series DTC, 2.25%, 11/04/26	500	456,822

		2,631,689

Mexico — 0.2%
Mexico Government International Bond
4.13%, 01/21/26	511	500,780
2.66%, 05/24/31	200	161,600
4.75%, 04/27/32(a)	211	197,324
4.88%, 05/19/33	200	184,200
3.50%, 02/12/34(a)	450	361,125
6.75%, 09/27/34(a)	53	55,180
6.05%, 01/11/40	394	382,377
4.28%, 08/14/41	518	398,148
4.75%, 03/08/44(a)	378	304,597
5.55%, 01/21/45	260	233,399
4.60%, 01/23/46	318	246,907
4.60%, 02/10/48	390	301,226
4.50%, 01/31/50(a)	473	359,864
5.00%, 04/27/51(a)	390	316,461
4.40%, 02/12/52(a)	200	147,400
5.75%, 10/12/2110	88	74,019

		4,224,607

Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32	690	510,945
6.70%, 01/26/36(a)	62	64,860
4.50%, 04/16/50	432	325,836
4.50%, 04/01/56	392	287,458
3.87%, 07/23/60(a)	397	255,767

		1,444,866

Peru — 0.1%
Peruvian Government International Bond
2.39%, 01/23/26	341	313,571
4.13%, 08/25/27	171	163,871
2.84%, 06/20/30(a)	307	259,664
2.78%, 01/23/31	341	281,922
1.86%, 12/01/32	130	94,884
8.75%, 11/21/33(a)	77	93,930
3.00%, 01/15/34	388	305,502
6.55%, 03/14/37(a)	87	91,774
3.30%, 03/11/41	141	102,736
5.63%, 11/18/50(a)	240	237,570
2.78%, 12/01/60	214	125,163
3.60%, 01/15/72	75	48,788
3.23%, 07/28/2121(a)	87	50,721

		2,170,096

Philippines — 0.1%
Philippine Government International Bond
4.20%, 01/21/24	617	610,898
7.75%, 01/14/31(a)	257	305,858
6.38%, 10/23/34(a)	250	276,903
5.00%, 01/13/37	522	506,397
3.95%, 01/20/40	250	212,528

Security	Par (000)	Value

Philippines (continued)
Philippine Government International Bond (continued)
3.70%, 02/02/42	$397	$322,606
5.95%, 10/13/47(a)	400	430,044

		2,665,234

Poland — 0.0%
Republic of Poland Government International Bond
4.00%, 01/22/24	384	378,432
3.25%, 04/06/26	214	204,745

		583,177

South Korea — 0.1%
Export-Import Bank of Korea
3.25%, 11/10/25(a)	500	475,250
4.50%, 09/15/32	200	194,958
Korea Development Bank, 2.00%, 10/25/31	500	396,344
Korea International Bond(a)
4.13%, 06/10/44	250	229,472
3.88%, 09/20/48	200	174,022

		1,470,046

Supranational — 0.8%
African Development Bank, 0.88%, 03/23/26(a)	341	304,918
Asian Development Bank
2.63%, 01/30/24	511	498,982
0.38%, 06/11/24	511	480,020
1.50%, 10/18/24(a)	511	483,615
0.50%, 02/04/26	341	303,097
1.00%, 04/14/26	341	306,695
2.00%, 04/24/26(a)	171	158,935
2.63%, 01/12/27	171	161,010
2.50%, 11/02/27(a)	341	315,981
2.75%, 01/19/28	130	121,660
5.82%, 06/16/28	681	729,542
1.75%, 09/19/29(a)	341	293,479
1.88%, 01/24/30(a)	500	429,387
European Bank for Reconstruction & Development(a)
1.50%, 02/13/25	171	160,740
0.50%, 05/19/25	341	311,040
European Investment Bank
3.25%, 01/29/24	511	502,565
2.63%, 03/15/24	341	332,286
1.63%, 03/14/25(a)	500	471,110
0.63%, 07/25/25(a)	341	310,296
0.38%, 03/26/26	700	617,929
2.13%, 04/13/26(a)	171	159,538
0.75%, 10/26/26	247	216,544
1.63%, 10/09/29	130	111,237
0.88%, 05/17/30	500	398,721
Inter-American Development Bank
2.13%, 01/15/25(a)	171	163,161
1.75%, 03/14/25(a)	511	481,779
0.88%, 04/03/25	511	472,501
0.88%, 04/20/26(a)	511	457,191
2.00%, 06/02/26	87	80,585
2.38%, 07/07/27	171	158,141
1.13%, 07/20/28(a)	511	433,882
2.25%, 06/18/29(a)	500	446,640
1.13%, 01/13/31(a)	427	341,083

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
Inter-American Development Bank (continued)
3.20%, 08/07/42(a)	$130	$107,705
4.38%, 01/24/44(a)	75	73,437
International Bank for Reconstruction & Development
2.50%, 03/19/24(a)	511	496,722
1.63%, 01/15/25	511	482,670
0.38%, 07/28/25(a)	511	461,780
0.50%, 10/28/25	341	306,348
1.13%, 09/13/28(a)	850	719,471
0.75%, 08/26/30(a)	800	624,008
1.25%, 02/10/31(a)	500	403,527
2.50%, 03/29/32	700	614,418
4.75%, 02/15/35(a)	87	90,567
Series GDIF, 2.50%, 11/25/24(a)	511	491,663
Series GDIF, 2.50%, 07/29/25(a)	171	163,213
Series GDIF, 1.88%, 10/27/26	130	119,001
Series GDIF, 2.50%, 11/22/27	341	316,005
International Finance Corp.
0.38%, 07/16/25	341	308,347
0.75%, 10/08/26(a)	341	298,872
0.75%, 08/27/30(a)	341	265,698

		17,557,742

Uruguay — 0.1%
Uruguay Government International Bond(a)
4.50%, 08/14/24	143	142,381
4.38%, 10/27/27	171	172,368
4.38%, 01/23/31	427	425,079
5.10%, 06/18/50	384	378,624
4.98%, 04/20/55	200	192,500

		1,310,952

Total Foreign Agency Obligations — 2.1% (Cost: $52,294,804)		46,263,307

Municipal Bonds

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 2.65%, 09/01/37	30	22,265

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41	85	82,904

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40	120	137,535
Series S-1, 7.04%, 04/01/50(a)	75	92,163
Bay Area Toll Authority, Refunding RB
2.57%, 04/01/31	59	51,517
Series F-3, 3.13%, 04/01/55	95	63,462
California Health Facilities Financing Authority, RB, M/F Housing
4.19%, 06/01/37	65	58,066
4.35%, 06/01/41	85	75,586
California State University, RB, Series E, 2.90%, 11/01/51	75	51,687
California State University, Refunding RB Series B, 2.98%, 11/01/51	180	122,905

Security	Par (000)	Value

California (continued)
California State University, Refunding RB (continued)
Series B, 2.72%, 11/01/52	$80	$51,349
City of Los Angeles Department of Airports Customer Facility Charge Revenue, Refunding ARB, Class A, (AGM), 4.24%, 05/15/48	60	49,533
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, 6.95%, 11/01/50	75	91,133
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series E, 2.83%, 11/01/41	95	69,782
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40	75	81,505
Foothill-Eastern Transportation Corridor Agency, Refunding RB
Series A, 4.09%, 01/15/49	80	61,096
Series A, (AGM), 3.92%, 01/15/53	65	46,486
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.75%, 06/01/34	60	47,630
Class B, (SAP), 3.29%, 06/01/42	150	112,064
Class B, (SAP), 3.00%, 06/01/46	45	40,542
Series S-1, 3.71%, 06/01/41	80	61,632
Subordinate, 3.85%, 06/01/50	85	73,868
Los Angeles Community College District, GO, BAB, 6.75%, 08/01/49(a)	100	124,755
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	125	97,716
Los Angeles County Public Works Financing Authority, Refunding RB, 7.62%, 08/01/40	75	91,952
Los Angeles Department of Water & Power, RB, BAB
5.72%, 07/01/39	75	79,771
6.57%, 07/01/45	125	147,257
6.60%, 07/01/50	90	105,118
Los Angeles Unified School District, GO, BAB
Series KR, 5.76%, 07/01/29	85	87,581
Series KR, 5.75%, 07/01/34	160	166,864
Series RY, 6.76%, 07/01/34	175	195,554
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.71%, 05/15/2120	100	62,841
Series Q, 4.13%, 05/15/32	70	64,773
Series Q, 4.56%, 05/15/53(a)	85	73,763
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48(a)	65	73,976
San Diego County Regional Transportation Commission, RB, BAB, 5.91%, 04/01/48	70	74,440
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	62	46,360
San Diego County Water Authority, RB, BAB, Series B, 6.14%, 05/01/49	85	93,658
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	75	52,394

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	$110	$113,309
State of California, GO, BAB
7.30%, 10/01/39	110	133,478
7.35%, 11/01/39	280	341,351
7.60%, 11/01/40	325	416,240
State of California, Refunding GO
3.38%, 04/01/25	75	72,873
3.50%, 04/01/28	70	65,655
2.50%, 10/01/29	220	189,782
4.60%, 04/01/38	65	60,954
University of California, RB
Series AD, 4.86%, 05/15/2112(a)	75	63,668
Series AQ, 4.77%, 12/31/99(a)	72	59,187
Series BD, 3.35%, 07/01/29	110	99,781
Series BG, 0.88%, 05/15/25	90	81,752
University of California, Refunding RB, Series AX, 3.06%, 07/01/25	75	71,638

		4,847,982

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, BAB, Series B, 5.84%, 11/01/50	75	80,764

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32(a)	110	115,990

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114(a)	70	60,565
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	65	46,097
District of Columbia, RB, BAB, Series E, 5.59%, 12/01/34	75	77,766
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46(a)	75	92,169

		276,597

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	125	107,328
County of Miami-Dade Florida Transit System, Refunding RB, Series B, 2.60%, 07/01/42	60	41,918
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	55,875
State Board of Administration Finance Corp., RB
Series A, 1.26%, 07/01/25	128	116,814
Series A, 2.15%, 07/01/30	165	134,802

		456,737

Georgia — 0.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 2.26%, 11/01/35	80	59,977
Municipal Electric Authority of Georgia, Refunding RB, BAB, 6.66%, 04/01/57	120	127,595

		187,572

Security	Par (000)	Value

Idaho — 0.0%
Idaho Energy Resources Authority, RB, 2.86%, 09/01/46	$85	$58,490

Illinois — 0.1%
Chicago O’Hare International Airport, ARB
Series C, Senior Lien, 4.47%, 01/01/49(a)	65	57,995
Series C, Senior Lien, 4.57%, 01/01/54	65	58,596
Chicago O’Hare International Airport, Refunding ARB, Series B, 6.40%, 01/01/40	95	105,847
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40	95	104,970
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40	90	94,833
Illinois State Toll Highway Authority, RB, BAB, Series A, 6.18%, 01/01/34	87	92,800
Metropolitan Water Reclamation District of Greater Chicago, GO, BAB, 5.72%, 12/01/38	70	73,399
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	230	170,681
State of Illinois, GO, 5.10%, 06/01/33	795	760,255
State of Illinois, GO, BAB, 7.35%, 07/01/35	74	77,694

		1,597,070

Indiana — 0.0%
Indiana Finance Authority, Refunding RB, 3.05%, 01/01/51(a)	75	54,277

Kansas — 0.0%
Kansas Development Finance Authority, RB, Series K, (BAM), 2.77%, 05/01/51(a)	55	37,061

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB
Class A-1, 3.62%, 02/01/29	135	131,252
Class A-4, 4.48%, 08/01/39	110	101,478
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 2.95%, 05/01/41	95	68,943

		301,673

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	80	53,921
Commonwealth of Massachusetts, GO, BAB, 5.46%, 12/01/39(a)	180	185,274
Massachusetts School Building Authority, RB, BAB, 5.72%, 08/15/39	115	120,607
Massachusetts School Building Authority, Refunding RB
Series B, 1.75%, 08/15/30	75	60,955
Sub-Series B, 3.40%, 10/15/40	70	55,395
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.82%, 08/01/41	65	47,096

		523,248

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 3.06%, 07/01/39	30	22,933
Michigan Finance Authority, Refunding RB 3.08%, 12/01/34	60	49,810

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB (continued)
3.38%, 12/01/40	$70	$55,686
Michigan State Building Authority, Refunding RB, 2nd Series, 2.71%, 10/15/40	95	68,585
Michigan State University, RB, Series A, 4.17%, 08/15/2122(a)	82	60,570
Michigan Strategic Fund, RB, 3.23%, 09/01/47	85	60,278
University of Michigan, RB
Series A, 3.50%, 04/01/52(a)	60	46,808
Series A, 4.45%, 04/01/2122(a)	74	60,136
Series B, 3.50%, 04/01/52	95	74,110

		498,916

Minnesota — 0.0%
University of Minnesota, RB, 4.05%, 04/01/52	64	55,139

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, RB, Series A, 3.65%, 08/15/57(a)	90	67,985

Nevada — 0.0%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	95	113,003

New Jersey — 0.1%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29	249	267,900
New Jersey Transportation Trust Fund Authority, RB, BAB
Series B, 6.56%, 12/15/40	75	80,367
Series C, 5.75%, 12/15/28	70	70,464
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.08%, 06/15/39	75	61,839
New Jersey Turnpike Authority, RB, BAB, Series F, 7.41%, 01/01/40	155	191,692
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 12/31/99	74	48,954
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	80	60,889

		782,105

New York — 0.1%
City of New York, GO, BAB
Series A-2, 5.21%, 10/01/31	90	90,901
Series F-1, 6.27%, 12/01/37	85	92,912
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	100	105,500
7.34%, 11/15/39	100	122,455
6.81%, 11/15/40	80	86,482
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49	75	66,855
New York City Municipal Water Finance Authority, RB, BAB, 5.95%, 06/15/42(a)	60	66,085
New York City Municipal Water Finance Authority, Refunding RB
5.72%, 06/15/42(a)	85	91,234
6.01%, 06/15/42(a)	110	120,953
5.44%, 06/15/43	75	77,643

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB
5.77%, 08/01/36	$70	$72,359
5.57%, 11/01/38	125	127,067
New York State Dormitory Authority, Refunding RB
Series B, 3.14%, 07/01/43	50	38,857
Series F, 3.11%, 02/15/39	70	54,850
New York State Thruway Authority, Refunding RB
Series M, 2.90%, 01/01/35	100	81,612
Series M, 3.50%, 01/01/42	65	51,509
New York State Urban Development Corp., RB, Series B, 3.90%, 03/15/33	100	91,650
New York State Urban Development Corp., RB, BAB, 5.77%, 03/15/39	75	77,101
Port Authority of New York & New Jersey, ARB
3.18%, 07/15/60	70	46,369
Consolidated, 192nd Series, 4.81%, 10/15/65(a)	80	74,489
Port Authority of New York & New Jersey, RB
159th Series, 6.04%, 12/01/29	75	78,758
182nd Series, 5.31%, 08/01/46	75	75,104
Consolidated, 168th Series, 4.93%, 10/01/51	220	209,209
Series AAA, 1.09%, 07/01/23	175	171,665

		2,171,619

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	75	51,720

Ohio — 0.1%
American Municipal Power, Inc., RB, Series B, 8.08%, 02/15/50	100	128,309
JobsOhio Beverage System, Refunding RB
Series A, 2.83%, 01/01/38(a)	100	77,327
Series B, 3.99%, 01/01/29	75	72,929
Ohio State University, RB, Series A, 3.80%, 12/01/46	70	58,444
Ohio State University, RB, BAB, Series C, 4.91%, 06/01/40	145	146,611
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A, Junior Lien, 3.22%, 02/15/48(a)	95	67,165
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series B-2, 4.88%, 12/01/34	75	75,159

		625,944

Oregon — 0.0%
Oregon School Boards Association, GO, Series B, (NPFGC), 5.55%, 06/30/28	75	76,386
Oregon State University, RB, (BAM), 3.42%, 03/01/60	62	42,930
State of Oregon Department of Transportation, RB, BAB, Series A, 5.83%, 11/15/34	70	74,977
State of Oregon, GO, 5.89%, 06/01/27	140	144,149

		338,442

Pennsylvania — 0.0%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 2.93%, 07/01/45	70	47,974
Commonwealth Financing Authority, RB, Series A, 2.99%, 06/01/42(a)	225	157,323

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania State University, Refunding RB
Series D, 2.79%, 09/01/43(a)	$100	$73,398
Series D, 2.84%, 09/01/50	65	44,438
Pennsylvania Turnpike Commission, RB, BAB, Series B, 5.51%, 12/01/45(a)	140	140,774
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.56%, 09/15/2119	62	38,600

		502,507

South Carolina — 0.0%
South Carolina Public Service Authority, RB, BAB, Series C, 6.45%, 01/01/50	74	77,851

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	62	59,138

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, 4.43%, 02/01/42	65	59,277
City of San Antonio Texas Electric & Gas Systems Revenue, RB, BAB
5.72%, 02/01/41	75	77,997
Junior Lien, 5.81%, 02/01/41	95	99,889
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48(a)	70	45,522
Dallas Fort Worth International Airport, ARB, Series A, 4.51%, 11/01/51	75	67,987
Dallas Fort Worth International Airport, Refunding RB
2.84%, 11/01/46	65	46,156
Series A, 2.99%, 11/01/38	75	60,009
Series A, 3.14%, 11/01/45	75	55,837
Series C, 2.92%, 11/01/50	160	111,953
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	200	142,984
North Texas Tollway Authority, RB, BAB, Series B, 6.72%, 01/01/49	96	115,034
North Texas Tollway Authority, Refunding RB, 3.01%, 01/01/43	35	25,631
State of Texas, GO, BAB, 5.52%, 04/01/39(a)	110	116,050
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	80	59,753
Texas Transportation Commission State Highway Fund, RB, BAB, Series B, 5.18%, 04/01/30	110	112,280
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44	185	127,137

		1,323,496

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/2117	60	44,274
University of Virginia, Refunding RB
2.26%, 09/01/50(a)	120	71,757
Series U, 2.58%, 11/01/51	85	54,182

		170,213

Security	Par (000)	Value

Washington — 0.0%
State of Washington, GO, BAB, Series B, 5.14%, 08/01/40	$75	$75,065

Wisconsin — 0.0%
State of Wisconsin, RB, Series A, (AGM), 5.70%, 05/01/26	70	70,931
State of Wisconsin, Refunding RB, Series A, 3.95%, 05/01/36	110	96,005

		166,936

Total Municipal Bonds — 0.7% (Cost: $19,079,344)		15,722,709

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.0%
Bank
Series 2019-BN18, Class A4, 3.58%, 05/15/62	341	309,309
Series 2019-BN21, Class A5, 2.85%, 10/17/52	936	808,861
Series 2020-BN27, Class A5, 2.14%, 04/15/63	925	751,031
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	392	367,175
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54	1,577	1,303,148
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	511	487,794
Series 2019-B10, Class A4, 3.72%, 03/15/62	546	504,234
Series 2019-B11, Class A4, 3.28%, 05/15/52	681	614,720
Series 2019-B9, Class A5, 4.02%, 03/15/52	511	481,309
Series 2020-B19, Class B, 2.35%, 09/15/53	193	141,511
Series 2020-B21, Class A4, 1.70%, 12/17/53	612	486,713
Series 2020-B21, Class A5, 1.98%, 12/17/53	410	327,008
Series 2021-B29, Class A5, 2.39%, 09/15/54	567	458,412
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	130	128,124
Series 2014-GC25, Class A4, 3.64%, 10/10/47	87	83,676
Series 2014-GC25, Class AS, 4.02%, 10/10/47	257	244,129
Series 2016-GC37, Class A4, 3.31%, 04/10/49	597	557,133
Series 2016-P5, Class A4, 2.94%, 10/10/49	171	156,471
Series 2017-P7, Class A4, 3.71%, 04/14/50	384	359,817
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	223	218,827
Series 2014-CR20, Class A3, 3.33%, 11/10/47	702	669,450
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	87	85,026
Series 2015-PC1, Class A5, 3.90%, 07/10/50	257	246,208
Series 2016-CR28, Class A4, 3.76%, 02/10/49	130	123,510
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 08/15/48	171	162,766
Series 2016-C7, Class A5, 3.50%, 11/15/49	816	760,099
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	681	634,678
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	1,275	1,166,489
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(b)	511	481,105
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47	1,191	1,150,479
Series 2015-GC30, Class A4, 3.38%, 05/10/50	104	98,616
Series 2015-GS1, Class A3, 3.73%, 11/10/48	392	372,016

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 07/15/47	$240	$233,065
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47	87	85,000
Series 2014-C22, Class A4, 3.80%, 09/15/47	75	72,556
Series 2015-C31, Class A3, 3.80%, 08/15/48	334	316,973
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 09/15/50	597	549,969
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	1,021	937,969
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 4.07%, 07/15/46(b)	427	420,926
Series 2014-C16, Class A4, 3.60%, 06/15/47	489	476,262
Series 2015-C24, Class A4, 3.73%, 05/15/48	130	123,610
Series 2016-C28, Class A4, 3.54%, 01/15/49	1,151	1,082,700
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	203	192,021
Series 2018-H3, Class A4, 3.91%, 07/15/51	511	478,103
Series 2019-H6, Class A4, 3.42%, 06/15/52	102	91,448
Series 2019-L3, Class AS, 3.49%, 11/15/52	132	112,630
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	164	159,931
Series 2015-C27, Class A5, 3.45%, 02/15/48	257	244,522
Series 2015-SG1, Class A4, 3.79%, 09/15/48	825	787,470
Series 2019-C49, Class A5, 4.02%, 03/15/52	655	610,952
Series 2020-C56, Class A5, 2.45%, 06/15/53	530	440,192
Series 2020-C58, Class A4, 2.09%, 07/15/53	481	383,939

Total Non-Agency Mortgage-Backed Securities — 1.0% (Cost: $25,555,512)		22,540,082

Preferred Securities

Capital Trusts — 0.0%
Diversified Financial Services — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34(a)	87	89,446

Electric Utilities — 0.0%
American Electric Power Co., Inc., 3.88%, 02/15/62(b)	71	55,316

Insurance — 0.0%
MetLife, Inc., 6.40%, 12/15/66(a)	104	100,578
Prudential Financial, Inc., 5.38%, 05/15/45(b)	87	84,127

		184,705

		329,467

Total Preferred Securities — 0.0% (Cost: $369,965)		329,467

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.8%
Fannie Mae
2.63%, 09/06/24(a)	1,021	990,522
0.50%, 06/17/25	3,395	3,089,130
6.25%, 05/15/29	909	1,018,301
7.13%, 01/15/30	1,698	2,014,007
7.25%, 05/15/30	3,487	4,183,187
0.88%, 08/05/30	1,191	945,405

Security	Par (000)		Value

Agency Obligations (continued)
Fannie Mae (continued)
6.63%, 11/15/30(a)	$53		$62,151
Federal Home Loan Bank
2.75%, 12/13/24	855		827,611
3.13%, 06/13/25	1,640		1,593,436
5.50%, 07/15/36	370		406,368
Federal Home Loan Mortgage Corp.
0.38%, 07/21/25	82		74,206
6.75%, 03/15/31	477		562,905
6.25%, 07/15/32(a)	562		655,478
Tennessee Valley Authority
1.50%, 09/15/31	70		54,926
5.88%, 04/01/36	359		393,695
3.50%, 12/15/42	74		61,402

			16,932,730

Mortgage-Backed Securities — 28.7%
Fannie Mae
Series 2014-M13, Class A2, 3.02%, 08/25/24(b)	44		42,636
Series 2016-M5, Class A2, 2.47%, 04/25/26	1,039		965,259
Series 2017-M15, Class A2, 2.96%, 09/25/27(b)	635		598,636
Series 2018-M12, Class A2, 3.63%, 08/25/30(b)	511		482,491
Series 2019-M22, Class A2, 2.52%, 08/25/29	779		690,021
Series 2020-M46, Class A2, 1.32%, 05/25/30	932		753,407
Series 2021-M17, Class A2, 1.71%, 07/25/31(b)	511		405,783
Series 2022-M21, Class A2, 1.60%, 04/25/31(b)	724		575,991
Fannie Mae Mortgage-Backed Securities
2.00%, 01/01/37 - 03/01/37	501		446,616
3.00%, 02/01/47	214		195,404
4.00%, 02/01/47 - 02/01/57	1,697		1,605,594
3.50%, 08/01/49 - 11/01/51	2,254		2,078,962
4.50%, 05/01/52 - 12/01/52	5,321		5,136,665
5.00%, 10/01/52 - 12/01/52	2,076		2,066,229
5.50%, 12/01/52	175		177,726
(12 mo. LIBOR US + 1.53%), 3.21%, 05/01/43(b)	10		9,598
(12 mo. LIBOR US + 1.54%), 3.38%, 06/01/43(b)	13		13,347
(12 mo. LIBOR US + 1.70%), 3.95%, 08/01/42(b)	3		2,848
(12 mo. LIBOR US + 1.75%), 4.00%, 08/01/41(b)	1		1,358
(12 mo. LIBOR US + 1.83%), 4.08%, 11/01/40(b)	2		1,512
Freddie Mac Mortgage-Backed Securities
8.00%, 12/01/24	1		1,429
3.00%, 03/01/27 - 10/01/47	7,896		7,170,726
2.50%, 07/01/28 - 01/01/33	1,951		1,826,966
3.50%, 03/01/32 - 06/01/49	7,727		7,211,005
5.00%, 04/01/33 - 11/01/52	2,319		2,302,183
4.00%, 05/01/33 - 01/01/49	2,674		2,562,977
5.50%, 06/01/35 - 12/01/52	849		862,552
4.50%, 06/01/38 - 10/01/52	2,341		2,286,836
(12 mo. LIBOR US + 1.50%), 3.25%, 06/01/43(b)	—	(e)	341
(12 mo. LIBOR US + 1.73%), 3.77%, 08/01/41(b)	2		1,776
(12 mo. LIBOR US + 1.82%), 3.36%, 09/01/40(b)	2		2,168
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K041, Class A2, 3.17%, 10/25/24	1,275		1,234,933

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (continued)
Series K052, Class A2, 3.15%, 11/25/25	$130	$124,894
Series K063, Class A2, 3.43%, 01/25/27(b)	850	815,844
Series K066, Class A2, 3.12%, 06/25/27	597	564,657
Series K067, Class A1, 2.90%, 03/25/27	477	457,374
Series K076, Class A2, 3.90%, 04/25/28	341	332,354
Series K088, Class A2, 3.69%, 01/25/29	87	83,628
Series K100, Class A2, 2.67%, 09/25/29	1,698	1,519,441
Series K101, Class A2, 2.52%, 10/25/29	960	849,643
Series K110, Class A2, 1.48%, 04/25/30	450	366,692
Series K111, Class A2, 1.35%, 05/25/30	171	137,442
Series K123, Class A2, 1.62%, 12/25/30	1,698	1,372,296
Series K126, Class A2, 2.07%, 01/25/31	1,856	1,552,507
Series K-1521, Class A2, 2.18%, 08/25/36	813	605,611
Series K727, Class A2, 2.95%, 07/25/24	734	712,367
Series K734, Class A2, 3.21%, 02/25/26	969	930,121
Ginnie Mae Mortgage-Backed Securities
5.50%, 12/15/32 - 01/23/53(f)	1,037	1,044,085
6.00%, 03/15/35 - 10/20/38	14	14,392
6.50%, 09/15/36	10	10,021
4.50%, 07/15/39 - 01/23/53(f)	9,095	8,866,892
5.00%, 11/15/39 - 01/23/53(f)	4,681	4,657,299
4.00%, 03/15/41 - 01/23/53(f)	15,645	14,891,744
3.50%, 09/20/42 - 01/23/53(f)	22,079	20,543,130
3.00%, 01/20/43 - 01/23/53(f)	27,438	24,661,587
2.50%, 05/20/45 - 01/23/53(f)	37,393	32,380,308
2.00%, 07/20/50 - 01/23/53(f)	34,127	28,679,825
1.50%, 10/20/51	172	137,956
Uniform Mortgage-Backed Securities
4.50%, 05/01/24 - 01/12/53(f)	15,186	14,758,542
4.00%, 10/01/25 - 01/12/53(f)	31,655	30,098,998
3.50%, 02/01/26 - 05/01/50(f)	40,824	37,810,157
3.00%, 01/01/27 - 01/12/53(f)	69,791	62,639,683
2.50%, 09/01/28 - 01/12/53(f)	127,903	110,131,321
7.00%, 02/01/32	2	1,676
6.50%, 07/01/32	8	7,949
5.00%, 11/01/33 - 01/12/53(f)	8,622	8,526,106
6.00%, 03/01/34 - 02/01/49	274	288,301
2.00%, 12/01/35 - 03/01/52(f)	187,817	156,628,756
1.50%, 03/01/36 - 11/01/51	27,900	22,681,501
5.50%, 04/01/36 - 01/12/53(f)	8,362	8,391,366

		639,990,441

Total U.S. Government Sponsored Agency Securities — 29.5% (Cost: $745,493,469)		656,923,171

U.S. Treasury Obligations
U.S. Treasury Bonds
7.50%, 11/15/24	850	896,152
7.63%, 02/15/25	67	71,261
6.88%, 08/15/25	1,359	1,443,247
6.00%, 02/15/26	1,300	1,367,303
6.75%, 08/15/26	1,275	1,384,471
6.63%, 02/15/27(a)	597	652,316
5.25%, 11/15/28 - 02/15/29	2,379	2,522,112
6.13%, 08/15/29	1,275	1,425,012
5.38%, 02/15/31	1,021	1,120,587
4.50%, 02/15/36 - 08/15/39	3,335	3,545,540
4.75%, 02/15/37 - 02/15/41	2,750	2,998,019
5.00%, 05/15/37	1,885	2,105,162

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds (continued)
4.38%, 02/15/38 - 05/15/41	$3,540	$3,685,717
3.50%, 02/15/39	1,139	1,069,815
4.25%, 05/15/39 - 11/15/40	3,278	3,365,492
4.63%, 02/15/40	2,755	2,960,656
1.13%, 05/15/40 - 08/15/40	6,045	3,763,597
3.88%, 08/15/40	657	640,883
1.38%, 11/15/40 - 08/15/50(a)	6,111	3,716,332
1.88%, 02/15/41 - 11/15/51(a)	20,215	13,174,501
2.25%, 05/15/41 - 02/15/52(a)	16,345	11,567,684
1.75%, 08/15/41(a)	4,091	2,799,618
3.75%, 08/15/41 - 11/15/43	5,884	5,532,928
2.00%, 11/15/41 - 08/15/51(a)	17,459	11,766,759
3.13%, 11/15/41 - 05/15/48(a)	13,014	11,082,539
2.38%, 02/15/42 - 05/15/51	14,340	10,469,112
3.00%, 05/15/42 - 08/15/52(a)	26,477	21,803,668
3.25%, 05/15/42	4,100	3,594,547
2.75%, 08/15/42 - 11/15/47(a)	11,462	9,072,922
3.38%, 08/15/42 - 11/15/48(a)	8,439	7,484,409
2.88%, 05/15/43 - 05/15/52(a)	17,969	14,483,713
3.63%, 08/15/43 - 02/15/44	3,144	2,886,400
2.50%, 02/15/45 - 05/15/46(a)	9,048	6,777,282
1.25%, 05/15/50	4,072	2,191,404
1.63%, 11/15/50(a)	7,231	4,302,445
U.S. Treasury Notes
2.25%, 01/31/24 - 11/15/27(a)	50,072	47,663,900
2.50%, 01/31/24 - 03/31/27	21,078	20,206,282
0.13%, 02/15/24(a)	16,962	16,115,888
2.75%, 02/15/24 - 08/15/32(a)	33,131	31,228,735
2.13%, 02/29/24 - 05/15/25(a)	15,489	14,845,057
0.25%, 03/15/24 - 10/31/25(a)	53,556	49,203,553
0.38%, 04/15/24 - 09/30/27(a)	55,695	50,525,802
2.00%, 04/30/24 - 11/15/26(a)	23,340	22,230,069
1.75%, 06/30/24 - 03/15/25(a)	27,233	25,906,302
2.38%, 08/15/24 - 05/15/29(a)	13,664	12,604,191
1.88%, 08/31/24 - 02/15/32(a)	16,686	14,623,135
1.50%, 09/30/24 - 02/15/30(a)	32,992	30,156,696
4.25%, 09/30/24 - 10/15/25	12,000	11,968,945
0.63%, 10/15/24 - 08/15/30(a)	35,519	30,394,369
0.75%, 11/15/24 - 01/31/28(a)	31,500	28,197,270
1.00%, 12/15/24 - 07/31/28(a)	13,572	12,119,637
3.00%, 07/15/25 - 10/31/25(a)	15,993	15,470,463
2.88%, 07/31/25 - 05/15/32	27,115	25,467,916
3.13%, 08/15/25 - 08/31/29(a)	22,091	21,234,608
3.50%, 09/15/25(a)	4,000	3,920,000
4.50%, 11/15/25	9,000	9,054,141
4.00%, 12/15/25 - 11/15/52(a)	13,700	13,629,437
2.63%, 01/31/26 - 07/31/29(a)	14,295	13,270,879
1.63%, 02/15/26 - 05/15/31(a)	43,145	38,627,876
0.50%, 02/28/26 - 10/31/27(a)	28,807	24,985,377
0.88%, 06/30/26 - 11/15/30	12,897	10,851,111
1.38%, 08/31/26 - 11/15/31	24,450	20,717,664
1.13%, 10/31/26 - 02/15/31	32,054	27,293,900
1.25%, 11/30/26 - 08/15/31(a)	53,147	45,792,200
3.25%, 06/30/27 - 06/30/29	9,500	9,140,859

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
4.13%, 09/30/27 - 11/15/32(a)	$16,000		$16,143,203
3.88%, 11/30/27 - 12/31/29(a)	16,000		15,903,087

Total U.S. Treasury Obligations — 40.7% (Cost: $1,018,208,512)			907,216,157

Total Long-Term Investments — 99.4% (Cost: $2,508,624,161)			2,213,711,888

	Shares

Short-Term Securities

Money Market Funds — 28.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(g)(h)(i)	632,556,129		632,745,896
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(g)(h)	100,000		100,000

			632,845,896

	Par (000)

U.S. Government Sponsored Agency Securities — 0.2%
Fannie Mae
2.38%, 01/19/23	$86		85,927
0.25%, 07/10/23	1,698		1,658,181
Federal Home Loan Mortgage Corp., 0.25%, 08/24/23 -12/04/23	1,878		1,810,342
Freddie Mac Multifamily Structured Pass Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(b)	206		203,672
Ginnie Mae Mortgage-Backed Securities, 7.50%, 12/15/23	—	(e)	457

			3,758,579

Total Short-Term Securities — 28.6% (Cost: $636,450,994)			636,604,475

Total Investments Before TBA Sale Commitments — 128.0% (Cost: $3,145,075,155)			2,850,316,363

Security	Par (000)	Value

TBA Sale Commitments(f)

Mortgage-Backed Securities — (0.4)%
Ginnie Mae Mortgage-Backed Securities
3.50%, 01/23/53	$(2,141)	$(1,966,755)
4.00%, 01/23/53	(1,800)	(1,702,975)
5.00%, 01/23/53	(75)	(74,305)
5.50%, 01/23/53	(500)	(502,796)
Uniform Mortgage-Backed Securities
2.00%, 01/17/38	(231)	(205,412)
3.00%, 01/17/38 - 01/12/53	(2,725)	(2,426,336)
4.50%, 01/12/53	(600)	(577,354)
5.00%, 01/12/53	(727)	(716,256)
5.50%, 01/12/53	(1,012)	(1,014,496)

Total TBA Sale Commitments — (0.4)% (Proceeds: $(9,272,789))		(9,186,685)

Total Investments, Net of TBA Sale Commitments — 127.6% (Cost: $3,135,802,366)		2,841,129,678

Liabilities in Excess of Other Assets — (27.6)%		(613,801,224)

Net Assets — 100.0%		$2,227,328,454

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Rounds to less than 1,000.
(f)	Represents or includes a TBA transaction.
(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	U.S. Total Bond Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,890,087,111	$—	$(4,256,390,780	)(a)	$721,461	$(1,671,896)	$632,745,896	632,556,129	$4,667,866	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	1,560		—

					$721,461	$(1,671,896)	$632,845,896		$4,669,426		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$5,573,441	$—	$5,573,441
Corporate Bonds	—	559,143,554	—	559,143,554
Foreign Agency Obligations	—	46,263,307	—	46,263,307
Municipal Bonds	—	15,722,709	—	15,722,709
Non-Agency Mortgage-Backed Securities	—	22,540,082	—	22,540,082
Preferred Securities
Capital Trusts	—	329,467	—	329,467
U.S. Government Sponsored Agency Securities	—	656,923,171	—	656,923,171
U.S. Treasury Obligations	—	907,216,157	—	907,216,157
Short-Term Securities
Money Market Funds	632,845,896	—	—	632,845,896
U.S. Government Sponsored Agency Securities	—	3,758,579	—	3,758,579
Liabilities
Investments
TBA Sale Commitments	—	(9,186,685)	—	(9,186,685)

	$632,845,896	$2,208,283,782	$—	$2,841,129,678

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Statement of Assets and Liabilities

December 31, 2022

U.S. Total Bond Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,217,470,467
Investments, at value — affiliated(c)	632,845,896
Receivables:
Investments sold	15,289,077
Securities lending income — affiliated	130,889
TBA sale commitments	9,272,789
Dividends — unaffiliated	258,420
Dividends — affiliated	1,515
Interest — unaffiliated	13,662,336
Principal paydowns	23
Prepaid expenses	1,984

Total assets	2,888,933,396

LIABILITIES
Bank overdraft	8,728
Cash received as collateral for TBA commitments	491,000
Collateral on securities loaned	551,956,872
TBA sale commitments, at value(d)	9,186,685
Payables:
Investments purchased	82,621,978
Withdrawals to investors	17,133,644
Investment advisory fees	73,231
Trustees’ fees	60,530
Professional fees	72,274

Total liabilities	661,604,942

NET ASSETS	$2,227,328,454

NET ASSETS CONSIST OF
Investors’ capital	$2,522,001,142
Net unrealized appreciation (depreciation)	(294,672,688)

NET ASSETS	$2,227,328,454

(a) Investments, at cost — unaffiliated	$2,512,488,628
(b) Securities loaned, at value	$526,293,580
(c) Investments, at cost — affiliated	$632,586,527
(d) Proceeds from TBA sale commitments	$9,272,789

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,356,311
Interest — unaffiliated	156,458,852
Securities lending income — affiliated — net	2,313,115

Total investment income	161,128,278

EXPENSES
Investment advisory	3,132,278
Trustees	97,151
Professional	28,310

Total expenses	3,257,739
Less:
Fees waived and/or reimbursed by the Manager	(484,087)

Total expenses after fees waived and/or reimbursed	2,773,652

Net investment income	158,354,626

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(196,179,673)
Investments — affiliated	721,461

(195,458,212)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,657,830,755)
Investments — affiliated	(1,671,896)

(1,659,502,651)

Net realized and unrealized loss	(1,854,960,863)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,696,606,237)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$158,354,626	$292,008,830
Net realized gain (loss)	(195,458,212)	13,595,213
Net change in unrealized appreciation (depreciation)	(1,659,502,651)	(559,048,253)

Net decrease in net assets resulting from operations	(1,696,606,237)	(253,444,210)

CAPITAL TRANSACTIONS
Proceeds from contributions	2,239,384,174	4,684,584,990
Value of withdrawals	(15,804,951,555)	(1,730,769,802)

Net increase (decrease) in net assets derived from capital transactions	(13,565,567,381)	2,953,815,188

NET ASSETS
Total increase (decrease) in net assets	(15,262,173,618)	2,700,370,978
Beginning of year	17,489,502,072	14,789,131,094

End of year	$2,227,328,454	$17,489,502,072

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	U.S. Total Bond Index Master Portfolio

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18

Total Return
Total return	(13.02)%		(1.79)%	7.65%	8.72	%(a)	(0.07)%

Ratios to Average Net Assets(b)
Total expenses	0.04%		0.04%	0.04%	0.04%		0.04%

Total expenses after fees waived and/or reimbursed	0.04%		0.03%	0.03%	0.04%		0.03%

Net investment income	2.02%		1.81%	2.31%	2.90%		2.74%

Supplemental Data
Net assets, end of year (000)	$2,227,328		$17,489,502	$14,789,131	$11,182,645		$8,327,639

Portfolio turnover rate(c)(d)	161	%(e)	175%	186%	158%		274%

(a)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Portfolio turnover rates include TBA transactions, if any.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	93	%(e)	89%	101%	97%	162%

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-Kind Redemptions: The Master Portfolio transferred securities and cash to shareholders in connection with in-kind redemption transactions. For the year ended December 31, 2022, Master Portfolio had in-kind redemptions of $12,081,982,668. For tax and financial reporting purposes, no gains or losses were recognized.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$5,888,808	$(5,888,808)	$—		$—
Barclays Capital, Inc.	13,314,392	(13,314,392)	—		—
BMO Capital Markets Corp.	3,779,226	(3,779,226)	—		—
BNP Paribas SA	41,488,671	(41,488,671)	—		—
BofA Securities, Inc.	32,509,952	(32,509,952)	—		—
Citadel Clearing LLC	95,406	(95,406)	—		—
Citigroup Global Markets, Inc.	74,182,654	(74,182,654)	—		—
Credit Agricole Corporate & Investment Bank SA	5,779,981	(5,779,981)	—		—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Credit Suisse AG	$397,511	$(397,511)	$—		$—
Credit Suisse Securities (USA) LLC	633,958	(633,958)	—		—
Deutsche Bank Securities, Inc.	14,392,318	(14,392,318)	—		—
Goldman Sachs & Co. LLC	39,363,366	(39,363,366)	—		—
HSBC Securities (USA), Inc.	34,680,329	(34,680,329)	—		—
J.P. Morgan Securities LLC	131,105,987	(131,105,987)	—		—
Jefferies LLC	10,599,856	(10,599,856)	—		—
Morgan Stanley	56,035,862	(56,035,862)	—		—
National Financial Services LLC	105,911	(105,911)	—		—
Nomura Securities International, Inc.	1,369,693	(1,369,693)	—		—
Pershing LLC	11,359,272	(11,359,272)	—		—
RBC Capital Markets LLC	27,241,773	(27,241,773)	—		—
Scotia Capital (USA), Inc.	949,314	(949,314)	—		—
State Street Bank & Trust Co.	269,990	(269,990)	—		—
TD Securities (USA) LLC	2,548,558	(2,548,558)	—		—
Toronto-Dominion Bank	6,262,415	(6,262,415)	—		—
UBS AG	50,069	(50,069)	—		—
Wells Fargo Bank N.A.	432,435	(432,435)	—		—
Wells Fargo Securities LLC	11,455,873	(11,455,873)	—		—

	$526,293,580	$(526,293,580)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $125,461.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $358,626.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Master Portfolio’s Independent Trustees. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $879,345 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

U.S. Total Bond Index Master Portfolio	$29,549,466	$8,405,741	$(118,641)

6.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

U.S. Total Bond Index Master Portfolio	$804,618,693	$1,082,165,620	$11,640,477,611	$12,536,205,266

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were $5,212,291,707 and $5,222,315,498, respectively.

For the year ended December 31, 2022, purchases and sales related to in-kind transactions were $0 and $12,081,982,668, respectively.

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Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

After May 23, 2022, the Master Portfolio was no longer considered a partnership. The feeder of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. No U.S. federal income tax provision was required.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	87

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares U.S. Aggregate Bond Index Fund and U.S. Total Bond Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2018) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	93

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PIPE	Private Investment in Public Equity

RB	Revenue Bond

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

ST	Special Tax

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/22-AR

Master Portfolio Information as of December 31, 2022	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Microsoft Corp.	2.0%
Apple, Inc.	2.0
Taiwan Semiconductor Manufacturing Co. Ltd.	1.3
Tencent Holdings Ltd.	1.0
Amazon.com, Inc.	0.8
Samsung Electronics Co. Ltd.	0.8
Alibaba Group Holding Ltd.	0.6
Alphabet, Inc., Class A	0.6
Home Depot, Inc.	0.6
Exxon Mobil Corp.	0.5

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	17.7%
Financials	14.1
Health Care	12.5
Consumer Discretionary	10.5
Industrials	9.6
Consumer Staples	6.0
Energy	5.0
Communication Services	5.0
Materials	4.5
Real Estate	3.2
Utilities	3.0
Short-Term Securities	11.4
Liabilities in Excess of Other Assets	(2.5)

(a)

For Diversified Equity Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / DE R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.(a)	921	$41,353
Airbus SE	2,182	259,445
Astra Space, Inc.(a)(b)	13,108	5,686
Astronics Corp.(a)	10,456	107,697
Axon Enterprise, Inc.(a)	223	37,002
BAE Systems PLC	6,262	64,676
Boeing Co.(a)	1,760	335,262
BWX Technologies, Inc.	327	18,992
Curtiss-Wright Corp.	133	22,210
Dassault Aviation SA	382	64,785
Embraer SA, ADR(a)	21,940	239,804
General Dynamics Corp.	3,289	816,034
HEICO Corp.	2,189	336,318
Hexcel Corp.	275	16,184
Kongsberg Gruppen ASA	1,633	69,507
Kratos Defense & Security Solutions, Inc.(a)	26,151	269,878
L3Harris Technologies, Inc.	294	61,214
Lockheed Martin Corp.	5,014	2,439,261
Mercury Systems, Inc.(a)	192	8,590
Moog, Inc., Class A	8,859	777,466
Northrop Grumman Corp.	925	504,689
Parsons Corp.(a)	13,557	627,011
Raytheon Technologies Corp.	3,625	365,835
Rheinmetall AG	113	22,496
Safran SA	1,151	144,167
Textron, Inc.	5,930	419,844
Thales SA	251	32,070
V2X, Inc.(a)	5,273	217,722
Woodward, Inc.	197	19,032

		8,344,230

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	1,183	108,316
CJ Logistics Corp.(a)	1,988	148,256
Deutsche Post AG, Registered Shares	1,947	72,870
DSV A/S	270	42,697
Expeditors International of Washington, Inc.	1,492	155,049
FedEx Corp.	1,307	226,372
Forward Air Corp.	4,024	422,077
GXO Logistics, Inc.(a)	344	14,685
Hub Group, Inc., Class A(a)	8,321	661,436
Hyundai Glovis Co. Ltd.	2,063	267,842
JD Logistics, Inc.(a)(c)	52,500	100,973
Radiant Logistics, Inc.(a)	6,856	34,897
SF Holding Co. Ltd., Class A	34,200	284,702
United Parcel Service, Inc., Class B(b)	10,077	1,751,786
YTO Express Group Co. Ltd., Class A	75,700	219,394
ZTO Express Cayman, Inc., ADR(b)	8,415	226,111

		4,737,463

Airlines(a) — 0.4%
Alaska Air Group, Inc.(b)	423	18,164
Allegiant Travel Co.(b)	4,472	304,051
American Airlines Group, Inc.	2,199	27,971
Asiana Airlines, Inc.	19,286	213,206
Copa Holdings SA, Class A(b)	142	11,810
Delta Air Lines, Inc.	12,856	422,448
Hawaiian Holdings, Inc.	17,300	177,498
JetBlue Airways Corp.	5,722	37,079
Korean Air Lines Co. Ltd.	41,107	749,110
Southwest Airlines Co.	18,834	634,141

Security	Shares	Value

Airlines (continued)
Spirit Airlines, Inc.	8,655	$168,599
United Airlines Holdings, Inc.	2,381	89,764
Wheels Up Experience, Inc.	22,632	23,311

		2,877,152

Auto Components — 0.7%
Adient PLC(a)	10,562	366,396
Aptiv PLC(a)	3,790	352,963
BorgWarner, Inc.	5,124	206,241
Cie Generale des Etablissements Michelin SCA	1,009	28,108
Cooper-Standard Holdings, Inc.(a)	5,582	50,573
Dana, Inc.	19,189	290,329
Dorman Products, Inc.(a)	1,613	130,443
Fox Factory Holding Corp.(a)	4,108	374,773
Fuyao Glass Industry Group Co. Ltd., Class H(c)	19,200	80,169
Gentex Corp.	768	20,943
Gentherm, Inc.(a)	1,210	79,001
Goodyear Tire & Rubber Co.(a)	26,322	267,168
HL Mando Co. Ltd.	12,790	408,167
Hyundai Mobis Co. Ltd.	4,669	740,589
Hyundai Wia Corp.	2,880	112,886
LCI Industries(b)	1,009	93,282
Lear Corp.	4,781	592,940
Luminar Technologies, Inc.(a)(b)	15,053	74,512
Modine Manufacturing Co.(a)	10,787	214,230
Patrick Industries, Inc.(b)	3,068	185,921
QuantumScape Corp.(a)(b)	837	4,746
Standard Motor Products, Inc.	2,936	102,173
Tong Yang Industry Co. Ltd.	220,000	307,067
Visteon Corp.(a)	5,107	668,149

		5,751,769

Automobiles — 1.2%
BAIC Motor Corp. Ltd., Class H(c)	556,500	146,892
Bayerische Motoren Werke AG	2,243	198,584
BYD Co. Ltd., Class A	22,000	812,166
BYD Co. Ltd., Class H	38,000	932,291
Ferrari NV	667	143,030
Ford Motor Co.(b)	20,233	235,310
Geely Automobile Holdings Ltd.	320,000	462,250
General Motors Co.	10,459	351,841
Great Wall Motor Co. Ltd., Class H(b)	141,000	181,639
Guangzhou Automobile Group Co. Ltd., Class H	192,000	128,584
Harley-Davidson, Inc.	441	18,346
Honda Motor Co. Ltd.	2,500	57,023
Hyundai Motor Co.	4,635	554,726
Isuzu Motors Ltd.	3,000	34,779
Kia Corp.	8,327	391,789
Li Auto, Inc., ADR(a)(b)	3,689	75,256
Li Auto, Inc., Class A(a)	13,500	130,528
Lucid Group, Inc.(a)(b)	6,988	47,728
Mahindra & Mahindra Ltd.	5,453	82,093
Maruti Suzuki India Ltd.	1,984	200,712
Mercedes-Benz Group AG, Registered Shares	3,744	244,838
NIO, Inc., ADR(a)	32,488	316,758
Renault SA(a)	1,460	48,718
Rivian Automotive, Inc., Class A(a)	3,940	72,614
Stellantis NV	10,029	142,516
Suzuki Motor Corp.	1,800	57,649
Tesla, Inc.(a)	23,230	2,861,471
Thor Industries, Inc.(b)	174	13,135
Toyota Motor Corp.	33,100	451,568

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Automobiles (continued)
Winnebago Industries, Inc.(b)	5,620	$296,174
XPeng, Inc., Class A(a)	11,100	54,698
Yamaha Motor Co. Ltd.	800	18,081

		9,763,787

Banks — 7.5%
1st Source Corp.	3,611	191,708
Abu Dhabi Commercial Bank PJSC	66,002	161,528
Abu Dhabi Islamic Bank PJSC	39,345	97,471
Agricultural Bank of China Ltd., Class H	771,000	263,756
Al Rajhi Bank(a)	69,965	1,399,177
Alinma Bank	50,840	440,228
Amalgamated Financial Corp.	5,723	131,858
Ameris Bancorp(b)	4,600	216,844
ANZ Group Holdings Ltd.	12,604	203,037
Associated Banc-Corp	32,308	745,992
Atlantic Union Bankshares Corp.	5,588	196,362
Axis Bank Ltd.	81,201	913,806
Banco Bilbao Vizcaya Argentaria SA	18,027	108,581
Banco do Brasil SA	37,415	242,053
Banco Santander SA	36,458	109,014
Bank Central Asia Tbk PT	3,095,100	1,697,161
Bank Mandiri Persero Tbk PT	761,300	485,476
Bank of America Corp.	58,436	1,935,400
Bank of China Ltd., Class H	2,271,000	821,941
Bank of Hangzhou Co. Ltd., Class A	84,600	159,638
Bank of Hawaii Corp.(b)	137	10,626
Bank of Ireland Group PLC	2,140	20,393
Bank OZK	374	14,982
Bank Polska Kasa Opieki SA	5,193	103,307
Bank Rakyat Indonesia Persero Tbk PT	4,668,800	1,480,244
BankFinancial Corp.	21,176	222,983
Banque Saudi Fransi	11,840	127,663
Barclays PLC	51,027	97,095
BNP Paribas SA	3,391	193,081
BOC Hong Kong Holdings Ltd.	16,500	56,014
BOK Financial Corp.	99	10,275
Byline Bancorp, Inc.	1,650	37,901
Cadence Bank(b)	9,003	222,014
CaixaBank SA	11,014	43,184
Capital City Bank Group, Inc.	26,042	846,365
Capitec Bank Holdings Ltd.	5,647	614,714
Capstar Financial Holdings, Inc.	8,994	158,834
Cathay General Bancorp	3,621	147,701
Central Pacific Financial Corp.	17,812	361,227
China Construction Bank Corp., Class H	2,818,000	1,762,346
China Merchants Bank Co. Ltd., Class A	70,800	379,201
China Merchants Bank Co. Ltd., Class H	217,500	1,203,613
CIMB Group Holdings Bhd	232,400	305,831
Citigroup, Inc.	25,711	1,162,909
Citizens Financial Group, Inc.	4,505	177,362
City Union Bank Ltd.	24,607	53,592
Colony Bankcorp, Inc.(b)	812	10,304
Comerica, Inc.	452	30,216
Commerce Bancshares, Inc.	376	25,594
Commerzbank AG(a)	2,241	20,952
Commonwealth Bank of Australia	6,314	438,538
Community Trust Bancorp, Inc.	3,724	171,043
ConnectOne Bancorp, Inc.	3,638	88,076
Credit Agricole SA	4,229	44,486
Cullen/Frost Bankers, Inc.	196	26,205
Customers Bancorp, Inc.(a)	1,707	48,376

Security	Shares	Value

Banks (continued)
Danske Bank A/S	1,691	$33,352
DBS Group Holdings Ltd.	9,000	227,804
DNB Bank ASA	15,977	315,547
Dubai Islamic Bank PJSC	78,625	122,035
East West Bancorp, Inc.	1,249	82,309
Emirates NBD Bank PJSC	74,160	261,202
Enterprise Bancorp, Inc.	1,250	44,125
Enterprise Financial Services Corp.	550	26,928
Farmers National Banc Corp.	3,783	53,416
FB Financial Corp.(b)	9,754	352,510
Fifth Third Bancorp	3,856	126,515
FinecoBank Banca Fineco SpA	3,848	63,900
First Abu Dhabi Bank PJSC	110,973	515,619
First Bancshares, Inc.(b)	4,772	152,752
First Bank	6,320	86,963
First Business Financial Services, Inc.	3,024	110,527
First Citizens BancShares, Inc., Class A	86	65,219
First Commonwealth Financial Corp.	6,808	95,108
First Financial Holding Co. Ltd.	116,000	99,913
First Financial Northwest, Inc.	20,722	310,416
First Foundation, Inc.	8,746	125,330
First Hawaiian, Inc.	427	11,119
First Horizon Corp.	3,482	85,309
First Interstate BancSystem, Inc., Class A	4,336	167,586
First Northwest Bancorp	2,493	38,292
First Republic Bank	961	117,136
First Savings Financial Group, Inc.(b)	1,623	32,460
FNB Corp.	1,165	15,203
Fulton Financial Corp.(b)	31,965	537,971
Grupo Financiero Banorte SAB de CV, Class O	59,319	425,901
Hana Financial Group, Inc.	5,097	169,726
Hancock Whitney Corp.	18,535	896,909
Hang Seng Bank Ltd.	3,700	61,370
Hanmi Financial Corp.	2,110	52,222
HBT Financial, Inc.	13,634	266,817
HDFC Bank Ltd.	35,544	697,144
HDFC Bank Ltd., ADR(b)	5,872	401,704
Heartland Financial USA, Inc.	19,332	901,258
Hilltop Holdings, Inc.	1,123	33,701
HomeTrust Bancshares, Inc.	4,340	104,898
Hong Leong Bank Bhd	28,300	131,944
Horizon Bancorp, Inc.	12,348	186,208
HSBC Holdings PLC	63,458	393,283
Huntington Bancshares, Inc.(b)	19,991	281,873
ICICI Bank Ltd.	148,235	1,594,381
ICICI Bank Ltd., ADR	47,075	1,030,472
IDFC First Bank Ltd.(a)	187,712	133,103
Independent Bank Corp.	19,422	464,574
Independent Bank Group, Inc.(b)	2,779	166,962
Industrial & Commercial Bank of China Ltd., Class H	1,713,000	878,580
ING Groep NV, Series N(a)	11,381	138,634
Intesa Sanpaolo SpA	46,476	102,963
Investar Holding Corp.	3,270	70,403
Japan Post Bank Co. Ltd.(b)	3,200	27,433
JPMorgan Chase & Co.	13,609	1,824,967
KB Financial Group, Inc.	12,629	483,850
KB Financial Group, Inc., ADR	11,432	441,961
KBC Group NV	640	41,207
KeyCorp	5,109	88,999
Kiatnakin Phatra Bank PCL, NVDR	60,300	128,279
Kotak Mahindra Bank Ltd.	27,923	614,342
Kuwait Finance House KSCP	269,447	728,078

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Lakeland Bancorp, Inc.	23,132	$407,355
M&T Bank Corp.	1,002	145,350
Mediobanca Banca di Credito Finanziario SpA(b)	1,673	16,076
Mercantile Bank Corp.	2,662	89,124
Meridian Corp.	2,911	88,174
Metropolitan Bank Holding Corp.(a)	2,192	128,605
Mid Penn Bancorp, Inc.	1,949	58,412
Midland States Bancorp, Inc.	25,809	687,036
MidWestOne Financial Group, Inc.	1,772	56,261
Mitsubishi UFJ Financial Group, Inc.	37,500	251,753
Mizuho Financial Group, Inc.	7,820	110,170
National Australia Bank Ltd.	13,117	266,322
National Bank Holdings Corp., Class A	6,456	271,604
National Bank of Kuwait SAKP	206,580	728,415
NatWest Group PLC	29,961	95,553
Nedbank Group Ltd.	16,873	211,101
Nordea Bank Abp	10,911	116,878
Northrim BanCorp, Inc.	7,193	392,522
OceanFirst Financial Corp.	23,683	503,264
Old National Bancorp(b)	38,366	689,821
Origin Bancorp, Inc.(b)	7,391	271,250
OTP Bank Nyrt	6,420	174,438
Oversea-Chinese Banking Corp. Ltd.	10,300	93,689
PacWest Bancorp	397	9,111
Peapack-Gladstone Financial Corp.	2,182	81,214
Ping An Bank Co. Ltd., Class A	84,400	160,029
Pinnacle Financial Partners, Inc.	251	18,423
Popular, Inc.	246	16,315
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	494,000	305,695
Premier Financial Corp.	16,811	453,393
Prosperity Bancshares, Inc.	293	21,295
Public Bank Bhd	377,300	369,962
Qatar Islamic Bank SAQ	54,705	276,900
Qatar National Bank QPSC	220,782	1,086,918
Regions Financial Corp.	6,035	130,115
Republic First Bancorp, Inc.(a)	78,361	168,476
Resona Holdings, Inc.	4,500	24,716
Riverview Bancorp, Inc.	56,216	431,739
Riyad Bank	16,883	143,562
Salisbury Bancorp, Inc.(b)	3,684	115,678
Sandy Spring Bancorp, Inc.(b)	8,075	284,482
Saudi British Bank	7,212	74,200
Saudi National Bank	65,344	879,499
Sberbank of Russia PJSC(a)(d)	141,048	19
Seacoast Banking Corp. of Florida(b)	3,426	106,857
Shanghai Commercial & Savings Bank Ltd.	48,298	69,185
Sierra Bancorp	13,723	291,477
Signature Bank	429	49,429
Skandinaviska Enskilda Banken AB, Class A	4,658	53,627
SmartFinancial, Inc.	5,839	160,572
Societe Generale SA	1,411	35,393
South Plains Financial, Inc.	5,456	150,204
Southern First Bancshares, Inc.(a)	571	26,123
Standard Bank Group Ltd.	74,630	736,349
Standard Chartered PLC	7,538	56,222
State Bank of India	65,996	488,039
Sumitomo Mitsui Financial Group, Inc.	4,300	172,999
Sumitomo Mitsui Trust Holdings, Inc.	700	24,427
SVB Financial Group(a)	962	221,395
Svenska Handelsbanken AB, A Shares	3,850	38,762
Swedbank AB, A Shares	1,455	24,748
Synovus Financial Corp.	481	18,062

Security	Shares	Value

Banks (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	365,000	$308,398
Tisco Financial Group PCL, NVDR	60,500	173,257
Towne Bank	15,673	483,355
Truist Financial Corp.	4,236	182,275
U.S. Bancorp	28,319	1,234,992
UMB Financial Corp.	7,306	610,197
Umpqua Holdings Corp.	740	13,209
UniCredit SpA	5,146	73,019
United Overseas Bank Ltd.	3,500	80,170
Univest Financial Corp.	3,395	88,711
Veritex Holdings, Inc.	5,963	167,441
Washington Federal, Inc.	6,981	234,213
Webster Financial Corp.	1,205	57,045
Wells Fargo & Co.	47,091	1,944,387
WesBanco, Inc.	16,354	604,771
Western Alliance Bancorp	358	21,322
Westpac Banking Corp.	13,574	214,897
Wintrust Financial Corp.	194	16,397
Zions Bancorp NA	512	25,170

		59,641,000

Beverages — 1.6%
Ambev SA	370,078	1,011,486
Anadolu Efes Biracilik Ve Malt Sanayii A/S	66,471	240,795
Anheuser-Busch InBev SA	2,298	138,411
Asahi Group Holdings Ltd.	1,300	40,466
Boston Beer Co., Inc., Class A(a)	32	10,545
Brown-Forman Corp., Class A	156	10,259
Brown-Forman Corp., Class B	876	57,536
Carlsberg A/S, Class B	433	57,436
Celsius Holdings, Inc.(a)	2,892	300,884
China Resources Beer Holdings Co. Ltd.	62,000	431,246
Coca-Cola Co.	7,399	470,650
Coca-Cola Consolidated, Inc.	563	288,459
Coca-Cola Europacific Partners PLC	6,765	374,240
Coca-Cola Femsa SAB de CV	21,671	146,620
Coca-Cola Femsa SAB de CV, ADR	1,986	134,810
Coca-Cola HBC AG, Class DI	2,492	58,908
Coca-Cola Icecek A/S	11,213	122,549
Diageo PLC	8,064	352,976
Duckhorn Portfolio, Inc.(a)	4,875	80,779
Fomento Economico Mexicano SAB de CV	60,601	471,554
Fomento Economico Mexicano SAB de CV, ADR	978	76,401
Heineken Holding NV	621	47,960
Heineken NV	788	74,223
Hite Jinro Co. Ltd.	15,806	320,764
Ito En Ltd.	600	21,836
Jiangsu King’s Luck Brewery JSC Ltd., Class A	26,900	197,351
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,800	133,971
Kirin Holdings Co. Ltd.	4,500	68,586
Kweichow Moutai Co. Ltd., Class A	1,900	472,120
Luzhou Laojiao Co. Ltd., Class A	2,600	83,924
MGP Ingredients, Inc.	2,911	309,672
Nongfu Spring Co. Ltd., Class H(c)	43,200	243,293
PepsiCo, Inc.	19,139	3,457,652
Pernod Ricard SA	978	192,394
Primo Water Corp.	48,176	748,655
Treasury Wine Estates Ltd.	6,856	63,338
Tsingtao Brewery Co. Ltd., Class A	5,800	89,888
Tsingtao Brewery Co. Ltd., Class H	8,000	78,777
United Spirits Ltd.(a)	6,895	73,044

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Varun Beverages Ltd.	46,336	$739,465
Vita Coco Co., Inc.(a)	3,473	47,997

		12,341,920

Biotechnology — 3.2%
2seventy bio, Inc.(a)	4,353	40,788
3SBio, Inc.(c)	246,500	260,998
4D Molecular Therapeutics, Inc.(a)	3,622	80,445
89bio, Inc.(a)	1,320	16,804
AbbVie, Inc.	10,718	1,732,136
Abeona Therapeutics, Inc.(a)	482	1,485
ACADIA Pharmaceuticals, Inc.(a)	13,577	216,146
ADMA Biologics, Inc.(a)	36,559	141,849
Affimed NV(a)	11,343	14,065
Agenus, Inc.(a)	27,624	66,298
Agios Pharmaceuticals, Inc.(a)	6,971	195,746
Akebia Therapeutics, Inc.(a)	17,028	9,825
Albireo Pharma, Inc.(a)	1,463	31,615
Alector, Inc.(a)	15,702	144,929
Aligos Therapeutics, Inc.(a)	3,453	3,290
Alkermes PLC(a)	22,174	579,407
Allakos, Inc.(a)	13,729	115,598
Allogene Therapeutics, Inc.(a)	19,443	122,296
Allovir, Inc.(a)(b)	6,313	32,386
Alnylam Pharmaceuticals, Inc.(a)	551	130,945
ALX Oncology Holdings, Inc.(a)	4,071	45,880
Amgen, Inc.	7,179	1,885,493
Amicus Therapeutics, Inc.(a)	8,276	101,050
Apellis Pharmaceuticals, Inc.(a)	9,561	494,399
Applied Molecular Transport, Inc.(a)	3,993	1,677
Applied Therapeutics, Inc.(a)	1,218	926
Aprea Therapeutics, Inc.(a)	5,798	1,866
Aptinyx, Inc.(a)	12,794	3,747
AquaBounty Technologies, Inc.(a)(b)	3	2
Arcturus Therapeutics Holdings, Inc.(a)(b)	2,320	39,347
Arcus Biosciences, Inc.(a)	7,718	159,608
Arcutis Biotherapeutics, Inc.(a)(b)	4,937	73,068
Argenx SE(a)	224	84,091
Arrowhead Pharmaceuticals, Inc.(a)(b)	5,779	234,396
Assembly Biosciences, Inc.(a)	24,276	31,559
Astria Therapeutics, Inc.(a)	2,019	30,063
Atara Biotherapeutics, Inc.(a)	13,336	43,742
Athenex, Inc.(a)	8,143	1,201
Atossa Therapeutics, Inc.(a)(b)	11,978	6,330
Atreca, Inc., Class A(a)	11,605	9,291
Avidity Biosciences, Inc.(a)(b)	9,917	220,058
Avrobio, Inc.(a)	3,970	2,830
Beam Therapeutics, Inc.(a)(b)	5,961	233,135
BeiGene Ltd.(a)	4,700	79,769
BeiGene Ltd., ADR(a)(b)	1,224	269,207
Beyondspring, Inc.(a)(b)	6,288	11,821
Biogen, Inc.(a)	1,456	403,196
BioMarin Pharmaceutical, Inc.(a)	3,051	315,748
Bioxcel Therapeutics, Inc.(a)	1,925	41,349
Black Diamond Therapeutics, Inc.(a)	8,489	15,280
Bluebird Bio, Inc.(a)(b)	8,394	58,086
Blueprint Medicines Corp.(a)	15,157	664,028
Bolt Biotherapeutics, Inc.(a)(b)	1,792	2,330
Bridgebio Pharma, Inc.(a)	18,278	139,278
C4 Therapeutics, Inc.(a)(b)	4,328	25,535
Cabaletta Bio, Inc.(a)(b)	4,042	37,389
CareDx, Inc.(a)	7,880	89,911

Security	Shares	Value

Biotechnology (continued)
Catalyst Biosciences, Inc.(b)	6,436	$3,395
Catalyst Pharmaceuticals, Inc.(a)	4,913	91,382
Celltrion, Inc.	2,232	284,871
Centogene NV(a)	910	874
Cerevel Therapeutics Holdings, Inc.(a)	2,205	69,546
Coherus Biosciences, Inc.(a)	22,325	176,814
Corbus Pharmaceuticals Holdings, Inc.(a)	12,901	1,426
Corvus Pharmaceuticals, Inc.(a)	5,735	4,875
CSL Ltd.	1,717	334,805
Cue Biopharma, Inc.(a)	3,329	9,488
Cullinan Oncology, Inc.(a)	3,612	38,107
Cytokinetics, Inc.(a)	6,139	281,289
Deciphera Pharmaceuticals, Inc.(a)	16,261	266,518
Denali Therapeutics, Inc.(a)	13,609	378,466
Dynavax Technologies Corp.(a)(b)	8,292	88,227
Dyne Therapeutics, Inc.(a)	3,265	37,841
Editas Medicine, Inc.(a)(b)	15,617	138,523
Emergent BioSolutions, Inc.(a)	9,169	108,286
Enanta Pharmaceuticals, Inc.(a)	3,007	139,886
Erasca, Inc.(a)	2,545	10,969
Exact Sciences Corp.(a)	6,790	336,173
Exagen, Inc.(a)(b)	3,265	7,836
Exelixis, Inc.(a)(b)	6,973	111,847
Exicure, Inc.(a)(b)	178	205
Fate Therapeutics, Inc.(a)	28,199	284,528
Fennec Pharmaceuticals, Inc.(a)	1,750	16,800
FibroGen, Inc.(a)	8,675	138,973
Foghorn Therapeutics, Inc.(a)(b)	2,487	15,867
Forte Biosciences, Inc.(a)	1,659	1,659
Frequency Therapeutics, Inc.(a)	4,657	17,929
G1 Therapeutics, Inc.(a)	7,005	38,037
Galera Therapeutics, Inc.(a)	4,076	6,073
Genmab A/S(a)	200	84,559
Gilead Sciences, Inc.	12,771	1,096,390
GlycoMimetics, Inc.(a)	5,325	16,135
Green Cross Corp.	1,168	120,573
Gritstone bio, Inc.(a)	11,781	40,644
Halozyme Therapeutics, Inc.(a)	6,548	372,581
Heron Therapeutics, Inc.(a)	19,939	49,848
Homology Medicines, Inc.(a)	6,560	8,266
Horizon Therapeutics PLC(a)	2,534	288,369
Hugel, Inc.(a)	2,766	295,436
IGM Biosciences, Inc.(a)	1,536	26,127
Imago Biosciences, Inc.(a)	2,026	72,835
ImmunoGen, Inc.(a)	18,587	92,192
Incyte Corp.(a)	823	66,103
Infinity Pharmaceuticals, Inc.(a)	6,021	3,342
Inhibrx, Inc.(a)	2,752	67,809
Inovio Pharmaceuticals, Inc.(a)(b)	18,125	28,275
Inozyme Pharma, Inc.(a)	892	937
Insmed, Inc.(a)	21,049	420,559
Intellia Therapeutics, Inc.(a)	9,320	325,175
Intercept Pharmaceuticals, Inc.(a)	7,798	96,461
Ionis Pharmaceuticals, Inc.(a)	462	17,450
Iovance Biotherapeutics, Inc.(a)	9,251	59,114
Ironwood Pharmaceuticals, Inc.(a)	30,672	380,026
iTeos Therapeutics, Inc.(a)	4,434	86,596
IVERIC bio, Inc.(a)	5,354	114,629
Jounce Therapeutics, Inc.(a)	3,154	3,501
Karuna Therapeutics, Inc.(a)	1,605	315,382
Karyopharm Therapeutics, Inc.(a)(b)	16,540	56,236
Kineta, Inc.	347	2,203

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Kiniksa Pharmaceuticals Ltd., Class A(a)	13,666	$204,717
Kinnate Biopharma, Inc.(a)	3,570	21,777
Kodiak Sciences, Inc.(a)	14,110	101,028
Kronos Bio, Inc.(a)	4,102	6,645
Kura Oncology, Inc.(a)	5,419	67,250
Kymera Therapeutics, Inc.(a)(b)	5,448	135,982
MacroGenics, Inc.(a)	8,276	55,532
Madrigal Pharmaceuticals, Inc.(a)	912	264,708
MannKind Corp.(a)	23,905	125,979
Mersana Therapeutics, Inc.(a)	14,515	85,058
Mirati Therapeutics, Inc.(a)	144	6,525
Mirum Pharmaceuticals, Inc.(a)	6,868	133,926
Moderna, Inc.(a)	1,441	258,832
Molecular Templates, Inc.(a)	1,349	442
Morphic Holding, Inc.(a)	1,277	34,160
Mustang Bio, Inc.(a)	5,399	2,132
Myriad Genetics, Inc.(a)(b)	9,421	136,699
Natera, Inc.(a)	1,304	52,382
Neurocrine Biosciences, Inc.(a)	1,371	163,752
NextCure, Inc.(a)	6,872	9,690
Nkarta, Inc.(a)	14,148	84,747
Novavax, Inc.(a)(b)	3,508	36,062
Nurix Therapeutics, Inc.(a)	6,783	74,477
Nymox Pharmaceutical Corp.(a)	5,685	1,688
Ocugen, Inc.(a)(b)	14,692	19,100
Olema Pharmaceuticals, Inc.(a)	3,835	9,396
Oncorus, Inc.(a)(b)	2,121	537
Oncternal Therapeutics, Inc.(a)(b)	4,499	4,499
Passage Bio, Inc.(a)	8,451	11,662
PharmaResearch Co. Ltd.(a)	3,047	168,796
Pieris Pharmaceuticals, Inc.(a)	6,677	6,944
PMV Pharmaceuticals, Inc.(a)	3,522	30,641
Poseida Therapeutics, Inc.(a)	5,208	27,602
Precigen, Inc.(a)	4,316	6,560
Precision BioSciences, Inc.(a)	9,626	11,455
Prelude Therapeutics, Inc.(a)	1,281	7,737
Prevail Therapeutics, Inc.(d)	1,105	553
Prometheus Biosciences, Inc.(a)	2,320	255,200
Protagonist Therapeutics, Inc.(a)	3,339	36,428
Prothena Corp. PLC(a)	598	36,030
PTC Therapeutics, Inc.(a)	8,932	340,934
Puma Biotechnology, Inc.(a)	7,912	33,468
Quince Therapeutics, Inc.(a)(b)	608	388
Radius Health, Inc.	2,221	178
Recursion Pharmaceuticals, Inc., Class A(a)(b)	12,234	94,324
Regeneron Pharmaceuticals, Inc.(a)	429	309,519
REGENXBIO, Inc.(a)(b)	4,854	110,089
Relay Therapeutics, Inc.(a)	17,292	258,342
Replimune Group, Inc.(a)	1,198	32,586
Rigel Pharmaceuticals, Inc.(a)	21,910	32,865
Rocket Pharmaceuticals, Inc.(a)	9,486	185,641
Sage Therapeutics, Inc.(a)	2,501	95,388
Sana Biotechnology, Inc.(a)(b)	16,359	64,618
Sangamo Therapeutics, Inc.(a)	47,523	149,222
Sarepta Therapeutics, Inc.(a)	276	35,764
Seagen, Inc.(a)	2,610	335,411
Seres Therapeutics, Inc.(a)	4,888	27,373
Shattuck Labs, Inc.(a)	2,210	5,083
Sigilon Therapeutics, Inc.(a)	2,256	790
Solid Biosciences, Inc.	2,323	12,498
Sorrento Therapeutics, Inc.(a)	67,965	60,217
SpringWorks Therapeutics, Inc.(a)	3,488	90,723

Security	Shares	Value

Biotechnology (continued)
SQZ Biotechnologies Co.(a)	1,471	$1,089
Stoke Therapeutics, Inc.(a)	966	8,916
Surface Oncology, Inc.(a)	4,415	3,620
Sutro Biopharma, Inc.(a)	12,155	98,212
Syndax Pharmaceuticals, Inc.(a)	1,460	37,157
Syros Pharmaceuticals, Inc.(a)(b)	731	2,624
Taysha Gene Therapies, Inc.(a)	3,969	8,970
TCR2 Therapeutics, Inc.(a)	4,603	4,597
TG Therapeutics, Inc.(a)	9,250	109,428
Travere Therapeutics, Inc.(a)	10,432	219,385
Twist Bioscience Corp.(a)	10,655	253,696
Ultragenyx Pharmaceutical, Inc.(a)	5,001	231,696
United Therapeutics Corp.(a)	152	42,270
UNITY Biotechnology, Inc.(b)	517	1,417
UroGen Pharma Ltd.(a)	1,960	17,385
Vaxcyte, Inc.(a)	2,824	135,411
Veracyte, Inc.(a)	10,550	250,351
Vericel Corp.(a)(b)	2,395	63,084
Vertex Pharmaceuticals, Inc.(a)	1,700	490,926
Verve Therapeutics, Inc.(a)(b)	2,426	46,943
Vincerx Pharma, Inc.(a)	1,674	1,707
Vir Biotechnology, Inc.(a)	11,235	284,358
Voyager Therapeutics, Inc.(a)(b)	2,265	13,817
Xencor, Inc.(a)(b)	8,328	216,861
Zentalis Pharmaceuticals, Inc.(a)	2,513	50,612
Zogenix, Inc.(d)	4,305	2,927

		25,413,215

Building Products — 0.6%
A O Smith Corp.(b)	806	46,136
Advanced Drainage Systems, Inc.	211	17,296
Allegion PLC	694	73,051
Apogee Enterprises, Inc.	4,042	179,707
Armstrong World Industries, Inc.	163	11,180
Assa Abloy AB, Class B	2,022	43,492
AZEK Co., Inc.(a)(b)	372	7,559
Builders FirstSource, Inc.(a)	4,865	315,641
Carlisle Cos., Inc.	558	131,493
Carrier Global Corp.	3,578	147,593
Daikin Industries Ltd.	400	60,685
Fortune Brands Innovations, Inc.	783	44,717
Geberit AG, Registered Shares	195	92,056
Gibraltar Industries, Inc.(a)	5,355	245,687
Hayward Holdings, Inc.(a)	244	2,294
Janus International Group, Inc.(a)	2,887	27,484
JELD-WEN Holding, Inc.(a)	17,916	172,889
Johnson Controls International PLC	8,165	522,560
Kingspan Group PLC	1,541	83,436
Lennox International, Inc.(b)	259	61,961
Masco Corp.	2,429	113,361
Masonite International Corp.(a)	543	43,771
Masterbrand, Inc.	783	5,912
Nibe Industrier AB, B Shares	4,053	37,830
Owens Corning	2,488	212,226
PGT Innovations, Inc.(a)	15,646	281,002
Quanex Building Products Corp.	2,005	47,478
Resideo Technologies, Inc.(a)	2,966	48,791
ROCKWOOL A/S, B Shares	191	44,714
TOTO Ltd.	1,200	40,703
Trane Technologies PLC	4,308	724,132
Trex Co., Inc.(a)	368	15,577

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
UFP Industries, Inc.	11,861	$939,984
Zurn Elkay Water Solutions Corp.	2,315	48,962

		4,891,360

Capital Markets — 1.7%
3i Group PLC	5,473	88,265
Abrdn PLC	4,951	11,251
Affiliated Managers Group, Inc.	139	22,022
Ameriprise Financial, Inc.	111	34,562
Amundi SA(c)	758	42,985
Ares Management Corp., Class A(b)	712	48,729
ASX Ltd.	1,737	80,000
B3 SA - Brasil Bolsa Balcao	121,979	304,779
Bank of New York Mellon Corp.	26,397	1,201,592
Blackstone, Inc., Class A	2,897	214,928
Blue Owl Capital, Inc.(b)	1,361	14,427
Brightsphere Investment Group, Inc.(b)	2,777	57,151
Carlyle Group, Inc.	12,977	387,234
Cboe Global Markets, Inc.	6,747	846,546
Charles Schwab Corp.	5,727	476,830
China International Capital Corp. Ltd., Class A	73,400	403,312
CME Group, Inc., Class A	6,184	1,039,901
Coinbase Global, Inc., Class A(a)(b)	637	22,543
Cowen, Inc., Class A	3,419	132,042
Credit Suisse Group AG, Registered Shares	8,418	25,132
Deutsche Bank AG, Registered Shares	5,870	65,988
Deutsche Boerse AG	812	139,818
EQT AB	1,485	31,549
Euronext NV(c)	469	34,721
Evercore, Inc., Class A(b)	131	14,290
FactSet Research Systems, Inc.	135	54,163
Federated Hermes, Inc.	6,746	244,947
Franklin Resources, Inc.(b)	828	21,843
GCM Grosvenor, Inc., Class A(b)	5,205	39,610
Goldman Sachs Group, Inc.	1,160	398,321
Haitong Securities Co. Ltd., Class H	128,800	78,995
Hamilton Lane, Inc., Class A	3,507	224,027
Hargreaves Lansdown PLC	2,544	26,198
Hong Kong Exchanges & Clearing Ltd.	3,600	154,693
Houlihan Lokey, Inc.	10,611	924,855
Huatai Securities Co. Ltd., Class H(c)	67,400	76,870
Interactive Brokers Group, Inc., Class A	275	19,896
Intercontinental Exchange, Inc.	1,720	176,455
Janus Henderson Group PLC(b)	579	13,618
Japan Exchange Group, Inc.	3,200	46,121
Jefferies Financial Group, Inc.	679	23,276
Julius Baer Group Ltd.	1,249	72,693
KKR & Co., Inc.	3,179	147,569
Lazard Ltd., Class A	299	10,366
London Stock Exchange Group PLC	1,375	118,142
LPL Financial Holdings, Inc.	1,447	312,798
Macquarie Group Ltd.	1,669	188,411
MarketAxess Holdings, Inc.	142	39,602
Moelis & Co., Class A(b)	10,656	408,871
Moody’s Corp.	591	164,664
Morgan Stanley	4,528	384,971
Morningstar, Inc.	80	17,327
MSCI, Inc.	274	127,457
Nasdaq, Inc.	1,456	89,326
Northern Trust Corp.	629	55,660
Open Lending Corp., Class A(a)(b)	29,489	199,051
Partners Group Holding AG	127	112,456
Piper Sandler Cos.,(b)	1,801	234,472

Security	Shares	Value

Capital Markets (continued)
Raymond James Financial, Inc.(b)	1,359	$145,209
Robinhood Markets, Inc., Class A(a)(b)	1,903	15,490
S&P Global, Inc.	1,856	621,649
Schroders PLC	14,658	77,020
SEI Investments Co.	344	20,055
Silvercrest Asset Management Group, Inc., Class A	2,743	51,486
SooChow Securities Co. Ltd., Class A	73,600	69,335
St. James’s Place PLC	2,023	26,650
State Street Corp.	1,369	106,193
Stifel Financial Corp.	9,170	535,253
StoneX Group, Inc.(a)	2,099	200,035
T Rowe Price Group, Inc.(b)	950	103,607
UBS Group AG, Registered Shares	10,348	192,330
Virtu Financial, Inc., Class A	301	6,143
Virtus Investment Partners, Inc.	995	190,483

		13,309,259

Chemicals — 2.1%
AdvanSix, Inc.	1,650	62,733
Air Liquide SA	1,282	181,961
Air Products & Chemicals, Inc.	819	252,465
Akzo Nobel NV	2,126	142,660
Albemarle Corp.	1,144	248,088
Ashland, Inc.	177	19,033
Asian Paints Ltd.	16,121	599,317
Avient Corp.	11,803	398,469
Axalta Coating Systems Ltd.(a)	698	17,778
BASF SE	2,804	138,065
Cabot Corp.	5,925	396,027
Celanese Corp.	175	17,892
CF Industries Holdings, Inc.	799	68,075
Chemours Co.(b)	548	16,780
Clariant AG, Registered Shares	3,156	50,122
Coromandel International Ltd.	27,064	289,947
Corteva, Inc.	16,880	992,206
Croda International PLC	1,090	86,741
DuPont de Nemours, Inc.	3,069	210,625
Ecolab, Inc.	11,483	1,671,465
Ecovyst, Inc.(a)	4,791	42,448
Element Solutions, Inc.	763	13,879
EMS-Chemie Holding AG, Registered Shares	236	159,843
Evonik Industries AG	2,884	55,009
FMC Corp.	2,976	371,405
Fufeng Group Ltd.	263,000	159,512
Ginkgo Bioworks Holdings, Inc.(a)(b)	2,810	4,749
Hawkins, Inc.	3,497	134,984
HB Fuller Co.	5,660	405,369
Huntsman Corp.	714	19,621
Ingevity Corp.(a)	5,637	397,070
Innospec, Inc.	2,256	232,052
International Flavors & Fragrances, Inc.	1,532	160,615
Johnson Matthey PLC	871	22,260
KCC Corp.	1,120	181,633
Kolon Industries, Inc.	9,102	296,996
Koninklijke DSM NV	301	36,961
LG Chem Ltd.	1,016	485,170
Linde PLC(a)	2,461	802,729
Livent Corp.(a)(b)	16,580	329,445
LSB Industries, Inc.(a)	7,066	93,978
LyondellBasell Industries NV, Class A	708	58,785
Mosaic Co.	1,200	52,644
NewMarket Corp.	22	6,844
Novozymes A/S, B Shares	478	24,251

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Olin Corp.	447	$23,664
Orbia Advance Corp. SAB de CV	77,973	138,048
Orica Ltd.	4,156	42,493
Perimeter Solutions SA(a)	5,817	53,167
Petronas Chemicals Group Bhd	62,600	122,288
PhosAgro PJSC(d)	3,293	1
PPG Industries, Inc.	1,893	238,026
Quaker Chemical Corp.(b)	1,426	237,999
RPM International, Inc.	1,133	110,411
Sasol Ltd.	17,010	271,456
Saudi Basic Industries Corp.	61,818	1,478,767
Saudi Kayan Petrochemical Co.(a)	63,636	233,259
Scotts Miracle-Gro Co.(b)	141	6,851
Sensient Technologies Corp.	7,703	561,703
Shanghai Putailai New Energy Technology Co. Ltd., Class A	33,400	250,051
Sherwin-Williams Co.	4,772	1,132,539
Shin-Etsu Chemical Co. Ltd.	500	61,056
Sika AG, Registered Shares	294	70,679
Stepan Co.(b)	3,855	410,403
Symrise AG	727	78,956
Tosoh Corp.	3,100	36,864
Trinseo PLC	2,532	57,502
Tronox Holdings PLC, Class A	7,400	101,454
UPL Ltd.	17,580	151,834
Valvoline, Inc.(b)	3,942	128,706
Westlake Corp.(b)	839	86,031
Yara International ASA	2,906	127,623

		16,620,532

Commercial Services & Supplies — 0.4%
ABM Industries, Inc.	4,975	220,989
ACCO Brands Corp.	35,144	196,455
BrightView Holdings, Inc.(a)	8,981	61,879
Cimpress PLC(a)	3,106	85,757
Cintas Corp.	1,282	578,977
Clean Harbors, Inc.(a)	171	19,514
Copart, Inc.(a)	1,021	62,169
CoreCivic, Inc.(a)	9,548	110,375
Dai Nippon Printing Co. Ltd.	1,300	26,116
Driven Brands Holdings, Inc.(a)	184	5,025
HNI Corp.(b)	2,469	70,194
IAA, Inc.(a)	447	17,880
Kimball International, Inc., Class B	26,766	173,979
Li-Cycle Holdings Corp.(a)	13,067	62,199
MSA Safety, Inc.	124	17,879
Republic Services, Inc.	2,221	286,487
Rollins, Inc.	996	36,394
S-1 Corp., Series S-1	1,665	78,252
Saudi Airlines Catering Co.(a)	4,611	92,498
Secom Co. Ltd.	2,800	159,762
Steelcase, Inc., Class A	16,390	115,877
Stericycle, Inc.(a)	314	15,665
Tetra Tech, Inc.	5,182	752,375
Waste Management, Inc.	1,392	218,377

		3,465,074

Communications Equipment — 0.4%
Accton Technology Corp.	29,000	220,220
Applied Optoelectronics, Inc.(a)(b)	8,336	15,755
Arcadyan Technology Corp.	22,000	68,300
Calix, Inc.(a)	6,787	464,435
Ciena Corp.(a)	488	24,878

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems, Inc.	1,600	$76,224
CommScope Holding Co., Inc.(a)	4,744	34,868
Digi International, Inc.(a)	849	31,031
Extreme Networks, Inc.(a)	15,907	291,257
Harmonic, Inc.(a)	7,739	101,381
Infinera Corp.(a)(b)	9,049	60,990
Juniper Networks, Inc.	17,701	565,724
Lumentum Holdings, Inc.(a)	787	41,058
NETGEAR, Inc.(a)	9,154	165,779
NetScout Systems, Inc.(a)	3,907	127,017
Ubiquiti, Inc.	21	5,744
Viasat, Inc.(a)	242	7,659
Wistron NeWeb Corp.	193,000	492,161
Yealink Network Technology Corp. Ltd., Class A	14,800	129,453
Zhongji Innolight Co. Ltd., Class A	16,700	65,103
ZTE Corp., Class H	80,200	176,190

		3,165,227

Construction & Engineering — 0.8%
ACS Actividades de Construccion y Servicios SA	1,314	37,598
AECOM	9,123	774,816
Ameresco, Inc., Class A(a)(b)	3,545	202,561
API Group Corp.(a)(b)	7,050	132,611
Bouygues SA	3,986	119,547
China Railway Group Ltd., Class H	315,000	165,402
Comfort Systems USA, Inc.	4,941	568,610
Daewoo Engineering & Construction Co. Ltd.(a)	89,001	295,011
Dycom Industries, Inc.(a)	1,586	148,450
Eiffage SA	1,721	169,284
EMCOR Group, Inc.	8,738	1,294,185
Fluor Corp.(a)	5,325	184,564
GS Engineering & Construction Corp.	32,485	546,574
Larsen & Toubro Ltd.	18,924	475,642
MasTec, Inc.(a)	611	52,137
Matrix Service Co.(a)	9,863	61,348
MDU Resources Group, Inc.	691	20,965
MYR Group, Inc.(a)	2,821	259,729
Obayashi Corp.	3,400	25,682
Primoris Services Corp.	5,986	131,333
Shimizu Corp.	10,600	56,561
Sterling Infrastructure, Inc.(a)	4,119	135,103
Taisei Corp.	3,100	99,960
Tutor Perini Corp.(a)	11,530	87,052
Valmont Industries, Inc.(b)	71	23,478
Vinci SA	2,543	253,504
Voltas Ltd.	17,760	171,367
WillScot Mobile Mini Holdings Corp.(a)	695	31,393

		6,524,467

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., Class H	44,500	155,059
Cemex SAB de CV(a)	533,790	215,855
China Resources Cement Holdings Ltd.	204,000	107,804
CRH PLC	2,280	90,676
Dalmia Bharat Ltd.	10,742	241,375
Eagle Materials, Inc.	123	16,341
Holcim AG, Registered Shares	408	21,119
Martin Marietta Materials, Inc.	1,301	439,699
Summit Materials, Inc., Class A(a)(b)	10,383	294,771
Taiwan Cement Corp.	199,000	217,540

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
UltraTech Cement Ltd.	3,467	$290,924
Vulcan Materials Co.	2,684	469,995

		2,561,158

Consumer Finance — 0.9%
Ally Financial, Inc.	8,046	196,725
American Express Co.	17,114	2,528,594
Bajaj Finance Ltd.	8,197	649,323
Capital One Financial Corp.	6,631	616,418
Credit Acceptance Corp.(a)(b)	23	10,911
Discover Financial Services	7,355	719,540
Encore Capital Group, Inc.(a)	1,219	58,439
Enova International, Inc.(a)	11,562	443,634
Ezcorp, Inc., Class A(a)	33,406	272,259
FirstCash Holdings, Inc.	2,299	199,806
Isracard Ltd.	2	6
LendingClub Corp.(a)	15,045	132,396
LendingTree, Inc.(a)	5,686	121,282
Navient Corp.	18,793	309,145
Nelnet, Inc., Class A(b)	2,384	216,348
OneMain Holdings, Inc.(b)	375	12,491
Oportun Financial Corp.(a)	3,212	17,698
PRA Group, Inc.(a)	7,624	257,539
PROG Holdings, Inc.(a)	8,018	135,424
Regional Management Corp.(b)	4,214	118,329
SLM Corp.	835	13,861
SoFi Technologies, Inc.(a)(b)	2,602	11,995
Synchrony Financial	14,041	461,387

		7,503,550

Containers & Packaging — 0.3%
Amcor PLC	16,887	201,124
AptarGroup, Inc.	215	23,646
Ardagh Metal Packaging SA	376	1,808
Avery Dennison Corp.	529	95,749
Ball Corp.(b)	3,535	180,780
Berry Global Group, Inc.	463	27,979
Crown Holdings, Inc.	2,658	218,514
Graphic Packaging Holding Co.	967	21,516
Greif, Inc., Class A	2,243	150,416
International Paper Co.	11,771	407,630
Klabin SA	38,782	146,506
Packaging Corp. of America	2,604	333,078
Silgan Holdings, Inc.	287	14,878
Smurfit Kappa Group PLC	1,123	41,619
Sonoco Products Co.	319	19,366
Westrock Co.	4,166	146,476

		2,031,085

Distributors — 0.1%
D’ieteren Group	360	69,089
Genuine Parts Co.	1,210	209,947
LKQ Corp.	562	30,016
Pool Corp.	542	163,863

		472,915

Diversified Consumer Services — 0.2%
2U, Inc.(a)	12,988	81,435
ADT, Inc.(b)	444	4,027
Bright Horizons Family Solutions, Inc.(a)	206	12,999
Chegg, Inc.(a)	12,999	328,485
Cogna Educacao(a)	422,564	169,830
Duolingo, Inc.(a)	2,048	145,674
Frontdoor, Inc.(a)	6,482	134,826

Security	Shares	Value

Diversified Consumer Services (continued)
Grand Canyon Education, Inc.(a)	136	$14,370
H&R Block, Inc.(b)	2,339	85,397
Laureate Education, Inc., Class A	41,230	396,633
Mister Car Wash, Inc.(a)(b)	263	2,427
Nerdy, Inc.(a)	11,165	25,121
New Oriental Education & Technology Group, Inc.(a)	43,200	152,282
OneSpaWorld Holdings Ltd.(a)	7,582	70,740
Pearson PLC	2,443	27,586
Service Corp. International(b)	553	38,234
TAL Education Group, ADR(a)	11,721	82,633
Universal Technical Institute, Inc.(a)	5,992	40,266

		1,812,965

Diversified Financial Services — 1.1%
Alerus Financial Corp.	2,021	47,190
Apollo Global Management, Inc.	1,911	121,903
Bajaj Finserv Ltd.	11,700	218,379
Berkshire Hathaway, Inc., Class B(a)	11,488	3,548,643
Chailease Holding Co. Ltd.	78,050	549,877
Eurazeo SE	163	10,148
FirstRand Ltd.	292,850	1,063,950
Groupe Bruxelles Lambert NV	308	24,615
Housing Development Finance Corp. Ltd.	46,460	1,477,007
Industrivarden AB, A Shares	826	20,091
Industrivarden AB, C Shares	1,064	25,815
Investor AB, A Shares	2,512	46,735
Investor AB, B Shares	7,006	126,815
Jackson Financial, Inc., Class A(b)	8,685	302,151
L&T Finance Holdings Ltd.	107,938	113,593
M&G PLC	13,903	31,438
ORIX Corp.	3,000	48,020
Voya Financial, Inc.	13,259	815,296

		8,591,666

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	9,264	170,550
Bandwidth, Inc., Class A(a)	9,252	212,333
China Tower Corp. Ltd., Class H(c)	940,000	100,868
Chunghwa Telecom Co. Ltd.	87,000	319,953
Cogent Communications Holdings, Inc.	3,724	212,566
EchoStar Corp., Class A(a)(b)	8,504	141,847
Emirates Telecommunications Group Co. PJSC	105,022	651,853
Frontier Communications Parent, Inc.(a)	818	20,843
Hellenic Telecommunications Organization SA	24,553	383,496
IDT Corp., Class B(a)	4,971	140,033
Iridium Communications, Inc.(a)	12,685	652,009
Liberty Latin America Ltd., Class A(a)	7,988	60,150
Liberty Latin America Ltd., Class C(a)	9,030	68,628
Ooma, Inc.(a)	12,036	163,930
Ooredoo QPSC	72,507	181,922
Orange Polska SA	31,486	47,888
Saudi Telecom Co.	15,162	147,544
Tata Communications Ltd.	3,327	51,177
Telefonica Brasil SA	20,805	150,285
Telekom Malaysia Bhd	148,400	181,840
Verizon Communications, Inc.	19,654	774,368

		4,834,083

Electric Utilities — 1.0%
Acciona SA	175	32,206
Adani Transmission Ltd.(a)	8,513	265,832
ALLETE, Inc.	4,034	260,233
Alliant Energy Corp.	669	36,935
American Electric Power Co., Inc.	2,300	218,385

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Avangrid, Inc.(b)	196	$8,424
CEZ A/S	9,396	320,145
Cia Energetica de Minas Gerais, ADR(b)	76,308	154,905
CLP Holdings Ltd.	6,000	43,713
Constellation Energy Corp.	1,866	160,868
CPFL Energia SA	21,909	137,693
Duke Energy Corp.	2,166	223,076
Edison International(b)	3,900	248,118
EDP - Energias de Portugal SA	8,753	43,632
EDP - Energias do Brasil SA	13,643	53,850
Electricite de France SA	2,853	36,628
Endesa SA	3,885	73,219
Enel SpA	27,892	150,007
Entergy Corp.	920	103,500
Evergy, Inc.	15,020	945,209
Eversource Energy	476	39,908
Exelon Corp.	4,755	205,559
FirstEnergy Corp.	2,413	101,201
Fortum OYJ	1,047	17,437
Hawaiian Electric Industries, Inc.	356	14,899
Iberdrola SA	24,593	287,086
IDACORP, Inc.	19	2,049
Inter RAO UES PJSC(a)(d)	5,347,154	725
Korea Electric Power Corp.(a)	6,633	114,545
Light SA	164,098	144,830
Manila Electric Co.	12,150	65,282
NextEra Energy, Inc.	12,654	1,057,874
NRG Energy, Inc.	1,756	55,876
OGE Energy Corp.	274	10,837
Origin Energy Ltd.	11,729	61,389
Orsted A/S(c)	765	69,160
Otter Tail Corp.(b)	1,150	67,516
PG&E Corp.(a)	11,505	187,071
PGE Polska Grupa Energetyczna SA(a)	92,785	146,399
Pinnacle West Capital Corp.	164	12,471
PNM Resources, Inc.	5,958	290,691
Portland General Electric Co.(b)	16,679	817,271
Power Assets Holdings Ltd.	7,000	38,258
PPL Corp.	8,051	235,250
Red Electrica Corp. SA	138	2,400
SSE PLC	7,187	147,815
Tenaga Nasional Bhd	190,000	415,356
Terna - Rete Elettrica Nazionale	6,936	51,224
Xcel Energy, Inc.	1,392	97,593

		8,274,550

Electrical Equipment — 0.9%
ABB India Ltd.	6,407	207,701
ABB Ltd., Registered Shares	5,822	177,440
Acuity Brands, Inc.	119	19,708
Amara Raja Batteries Ltd.	35,542	245,451
Array Technologies, Inc.(a)(b)	5,304	102,526
Atkore, Inc.(a)	5,971	677,231
Bizlink Holding, Inc.	14,000	107,500
Bloom Energy Corp., Class A(a)	20,198	386,186
ChargePoint Holdings, Inc.(a)(b)	687	6,547
Contemporary Amperex Technology Co. Ltd., Class A	17,000	962,204
Eaton Corp. PLC	7,599	1,192,663
Encore Wire Corp.	1,326	182,405
Enovix Corp.(a)(b)	6,656	82,801
Eve Energy Co. Ltd., Class A	20,500	259,389
FuelCell Energy, Inc.(a)(b)	26,507	73,689
Fuji Electric Co. Ltd.	1,500	56,609

Security	Shares	Value

Electrical Equipment (continued)
Gotion High-tech Co. Ltd., Class A	12,800	$53,136
GrafTech International Ltd.	11,443	54,469
Legrand SA	577	46,265
Mitsubishi Electric Corp.	2,600	25,763
nVent Electric PLC	552	21,235
Regal Rexnord Corp.(b)	1,012	121,420
Rockwell Automation, Inc.	660	169,996
Schneider Electric SE	1,810	254,187
Shoals Technologies Group, Inc., Class A(a)	11,365	280,375
Sungrow Power Supply Co. Ltd., Class A	5,200	83,814
SunPower Corp.(a)	13,025	234,841
Sunrun, Inc.(a)	5,439	130,645
Sunwoda Electronic Co. Ltd., Class A	65,800	200,508
Suzhou Maxwell Technologies Co. Ltd., Class A	2,000	118,731
TPI Composites, Inc.(a)	5,625	57,037
Vertiv Holdings Co.	1,101	15,040
Vestas Wind Systems A/S	3,436	100,230
Vicor Corp.(a)	554	29,777
Voltronic Power Technology Corp.	3,000	150,515
WEG SA	43,421	315,423

		7,203,457

Electronic Equipment, Instruments & Components — 1.8%
Advanced Energy Industries, Inc.	295	25,305
Amphenol Corp., Class A	551	41,953
Avary Holding Shenzhen Co. Ltd., Class A	97,000	384,129
Avnet, Inc.(b)	336	13,971
Azbil Corp.	3,300	82,854
Badger Meter, Inc.	1,419	154,714
Belden, Inc.	6,318	454,264
Benchmark Electronics, Inc.	12,133	323,830
CDW Corp.	231	41,252
Chroma ATE, Inc.	50,000	293,694
Coherent Corp.(a)	1,735	60,899
Compeq Manufacturing Co. Ltd.	62,000	89,445
Delta Electronics, Inc.	144,000	1,334,878
ePlus, Inc.(a)	5,572	246,728
Fabrinet(a)	2,246	287,982
Flex Ltd.(a)(b)	74,744	1,604,006
FLEXium Interconnect, Inc.	93,000	295,351
General Interface Solution Holding Ltd.	67,000	191,418
GoerTek, Inc., Class A	84,700	205,659
Halma PLC	2,113	50,321
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	27,600	74,524
Hexagon AB, B Shares	3,036	31,833
Hon Hai Precision Industry Co. Ltd.	392,000	1,270,563
Insight Enterprises, Inc.(a)	2,913	292,087
IPG Photonics Corp.(a)	113	10,698
Jabil, Inc.	1,089	74,270
Keyence Corp.	700	271,771
Kingboard Holdings Ltd.	25,000	79,278
Knowles Corp.(a)	13,255	217,647
Largan Precision Co. Ltd.	5,000	330,497
Lens Technology Co. Ltd., Class A	291,100	442,103
Littelfuse, Inc.	80	17,616
Luxshare Precision Industry Co. Ltd., Class A	111,800	511,676
Murata Manufacturing Co. Ltd.	400	19,726
National Instruments Corp.	437	16,125
Omron Corp.	1,800	86,990
OSI Systems, Inc.(a)	6,364	506,065
PC Connection, Inc.(b)	7,068	331,489
Plexus Corp.(a)	5,343	549,955
Primax Electronics Ltd.	288,000	518,953

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Samsung SDI Co. Ltd.(a)	819	$384,555
Sanmina Corp.(a)	11,859	679,402
ScanSource, Inc.(a)	11,243	328,520
Shimadzu Corp.	1,000	28,310
Simplo Technology Co. Ltd.	29,000	268,467
Sunny Optical Technology Group Co. Ltd.	22,900	270,080
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	88,800	316,974
TD SYNNEX Corp.	919	87,038
TDK Corp.	700	22,774
TE Connectivity Ltd.	2,319	266,221
Vontier Corp.	579	11,192
Yokogawa Electric Corp.	1,200	19,045

		14,519,097

Energy Equipment & Services — 0.8%
Archrock, Inc.	8,294	74,480
Baker Hughes Co.	2,314	68,332
Borr Drilling Ltd.(a)	31,741	157,753
Cactus, Inc., Class A	874	43,927
ChampionX Corp.(b)	15,693	454,940
Dialog Group Bhd	161,000	89,537
Diamond Offshore Drilling, Inc.(a)	14,048	146,099
Expro Group Holdings NV(a)	3,895	70,616
Halliburton Co.	20,356	801,009
Helix Energy Solutions Group, Inc.(a)	21,289	157,113
Helmerich & Payne, Inc.	12,149	602,226
Liberty Energy, Inc., Class A	34,725	555,947
Nabors Industries Ltd.(a)	1,491	230,911
Natural Gas Services Group, Inc.(a)	3,703	42,436
Newpark Resources, Inc.(a)	5,681	23,576
NexTier Oilfield Solutions, Inc.(a)	22,711	209,850
Noble Corp. PLC(a)	6,093	229,767
NOV, Inc.	1,342	28,034
Oceaneering International, Inc.(a)	18,132	317,129
Oil States International, Inc.(a)	12,449	92,870
Patterson-UTI Energy, Inc.(b)	41,552	699,736
ProPetro Holding Corp.(a)	44,915	465,769
Schlumberger Ltd.	12,594	673,275
Smart Sand, Inc.(a)	600	1,074
Tenaris SA	1,871	32,813
Tidewater, Inc.(a)	4,177	153,922
U.S. Silica Holdings, Inc.(a)	14,975	187,188

		6,610,329

Entertainment — 0.5%
Activision Blizzard, Inc.	2,751	210,589
AMC Entertainment Holdings, Inc., Class A(a)(b)	3,622	14,741
Bilibili, Inc., Class Z(a)	3,880	91,972
Bollore SE	5,975	33,391
Capcom Co. Ltd.	700	22,344
Cinemark Holdings, Inc.(a)(b)	17,661	152,944
Electronic Arts, Inc	820	100,188
Eros Media World PLC(a)	1,711	205
Gaia, Inc.(a)	4,042	9,620
Konami Group Corp.	200	9,072
Liberty Media Corp.-Liberty Formula One, Class A(a)	71	3,793
Lions Gate Entertainment Corp., Class A(a)	11,787	67,304
Lions Gate Entertainment Corp., Class B(a)	6,277	34,084
Live Nation Entertainment, Inc.(a)	5,467	381,269
Madison Square Garden Sports Corp.	64	11,733
NCSoft Corp.	352	125,743
NetEase, Inc.	67,155	974,016

Security	Shares	Value

Entertainment (continued)
Netflix, Inc.(a)	1,526	$449,987
Nexon Co. Ltd.	1,300	29,186
Nintendo Co. Ltd.	4,000	168,186
Playtika Holding Corp.(a)	356	3,030
ROBLOX Corp., Class A(a)(b)	923	26,269
Roku, Inc.(a)	826	33,618
Sea Ltd., ADR(a)(b)	1,138	59,210
Skillz, Inc.(a)	38,300	19,399
Spotify Technology SA(a)	3,418	269,851
Take-Two Interactive Software, Inc.(a)	246	25,616
Tencent Music Entertainment Group, ADR(a)	28,915	239,416
Universal Music Group NV	1,816	43,916
Walt Disney Co.(a)	5,159	448,214
Warner Bros Discovery, Inc., Class A(a)	13,893	131,706
World Wrestling Entertainment, Inc., Class A	148	10,141

		4,200,753

Equity Real Estate Investment Trusts (REITs) — 2.6%
Acadia Realty Trust	20,818	298,738
Alexander & Baldwin, Inc.	4,635	86,814
Alexandria Real Estate Equities, Inc.	483	70,359
Alpine Income Property Trust, Inc.	3,002	57,278
American Assets Trust, Inc.	19,523	517,360
American Tower Corp.	1,599	338,764
Americold Realty Trust, Inc.(b)	879	24,884
Apartment Income REIT Corp.	538	18,459
Apple Hospitality REIT, Inc.(b)	26,194	413,341
Armada Hoffler Properties, Inc.(b)	10,150	116,725
AvalonBay Communities, Inc.	254	41,026
Bluerock Homes Trust, Inc.	125	2,664
Braemar Hotels & Resorts, Inc.(b)	60,667	249,341
Brandywine Realty Trust	38,128	234,487
British Land Co. PLC	6,441	30,580
Brixmor Property Group, Inc.	4,990	113,123
Broadstone Net Lease, Inc.	30,568	495,507
CapitaLand Ascendas REIT	21,400	43,829
Clipper Realty, Inc.	11,657	74,605
Corporate Office Properties Trust	12,983	336,779
Cousins Properties, Inc.(b)	495	12,519
Creative Media & Community Trust Corp.	6,228	30,517
Crown Castle, Inc.	2,197	298,001
CubeSmart(b)	731	29,423
Daiwa House REIT Investment Corp.	19	42,364
Dexus	9,175	48,169
DiamondRock Hospitality Co.	4,332	35,479
Digital Realty Trust, Inc.(b)	901	90,343
Douglas Emmett, Inc.(b)	554	8,687
EastGroup Properties, Inc.(b)	1,570	232,454
Elme Communities(b)	7,061	125,686
Empire State Realty Trust, Inc., Class A(b)	11,000	74,140
EPR Properties(b)	254	9,581
Equinix, Inc.	320	209,610
Equity Residential	31,371	1,850,889
Essential Properties Realty Trust, Inc.(b)	25,853	606,770
Essex Property Trust, Inc.	5,817	1,232,739
Extra Space Storage, Inc.	483	71,088
Federal Realty Investment Trust	263	26,574
First Industrial Realty Trust, Inc.	10,643	513,631
Four Corners Property Trust, Inc.	4,304	111,603
Gaming & Leisure Properties, Inc.	803	41,828
Gecina SA	240	24,451
GLP J-REIT	28	32,247
Goodman Group	10,234	120,355

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GPT Group	17,105	$48,784
Healthpeak Properties, Inc.	1,280	32,090
Hersha Hospitality Trust, Class A(b)	8,765	74,678
Highwoods Properties, Inc.(b)	352	9,849
Host Hotels & Resorts, Inc.	3,608	57,908
Hudson Pacific Properties, Inc.	460	4,476
Independence Realty Trust, Inc.	2,513	42,369
InvenTrust Properties Corp.	4,550	107,699
Invitation Homes, Inc.	1,317	39,036
Iron Mountain, Inc.(b)	1,112	55,433
Japan Metropolitan Fund Invest	24	19,092
Japan Real Estate Investment Corp.	10	43,923
JBG SMITH Properties	357	6,776
Kilroy Realty Corp.	381	14,733
Kimco Realty Corp.	1,929	40,856
Kite Realty Group Trust	27,648	581,990
Lamar Advertising Co., Class A	1,050	99,120
Land Securities Group PLC	3,870	28,913
Life Storage, Inc.	276	27,186
Link REIT	10,400	76,100
Macerich Co.(b)	22,931	258,203
Mid-America Apartment Communities, Inc.(b)	271	42,544
Mirvac Group	35,294	51,061
National Retail Properties, Inc.	574	26,266
National Storage Affiliates Trust(b)	278	10,041
NexPoint Residential Trust, Inc.	3,840	167,117
Nippon Building Fund, Inc.	10	44,718
Nippon Prologis REIT, Inc.	4	9,378
Nomura Real Estate Master Fund, Inc.	22	27,256
Office Properties Income Trust	9,139	122,006
Omega Healthcare Investors, Inc.(b)	822	22,975
Outfront Media, Inc.(b)	63,073	1,045,750
Paramount Group, Inc.	73,146	434,487
Park Hotels & Resorts, Inc.	804	9,479
Pennsylvania Real Estate Investment Trust(a)(b)	1,203	1,408
Phillips Edison & Co., Inc.(b)	18,206	579,679
Physicians Realty Trust(b)	17,326	250,707
Piedmont Office Realty Trust, Inc., Class A	6,238	57,202
Prologis, Inc.	14,908	1,680,579
Public Storage	552	154,665
Rayonier, Inc.	487	16,052
Realty Income Corp.(b)	1,921	121,849
Regency Centers Corp.	931	58,188
Rexford Industrial Realty, Inc.	553	30,216
RLJ Lodging Trust	33,301	352,658
RPT Realty	27,394	275,036
Ryman Hospitality Properties, Inc.(b)	3,865	316,080
SBA Communications Corp.	1,892	530,347
Scentre Group	24,081	46,875
Segro PLC	7,449	68,622
Simon Property Group, Inc.	12,150	1,427,382
SITE Centers Corp.	7,979	108,993
SL Green Realty Corp.(b)	232	7,823
Spirit Realty Capital, Inc.	436	17,409
Stockland(b)	26,282	64,729
STORE Capital Corp.	832	26,674
Sun Communities, Inc.	171	24,453
Tanger Factory Outlet Centers, Inc.(b)	9,613	172,457
Terreno Realty Corp.(b)	16,570	942,336
Uniti Group, Inc.(b)	9,180	50,765
Ventas, Inc.	1,080	48,654
VICI Properties, Inc.(b)	3,419	110,776

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Vicinity Ltd.	29,913	$40,391
Welltower, Inc.	1,319	86,460
Weyerhaeuser Co.	2,498	77,438
WP Carey, Inc.(b)	468	36,574

		20,909,580

Food & Staples Retailing — 1.2%
Abdullah Al Othaim Markets Co.	6,107	169,441
Aeon Co. Ltd.	3,100	65,458
Akouos, Inc.	1,837	1,451
Albertsons Cos., Inc., Class A	557	11,552
Andersons, Inc.	4,631	162,039
Avenue Supermarts Ltd.(a)(c)	7,649	375,577
BIM Birlesik Magazalar A/S	22,490	164,354
BJ’s Wholesale Club Holdings, Inc.(a)	439	29,044
Carrefour SA	3,681	61,568
Casey’s General Stores, Inc.	53	11,891
Cia Brasileira de Distribuicao	40,675	125,892
Coles Group Ltd.	10,759	121,960
Costco Wholesale Corp.	4,484	2,046,946
Dino Polska SA(a)(c)	1,115	95,761
Endeavour Group Ltd.	7,081	30,816
Grocery Outlet Holding Corp.(a)	289	8,436
GS Retail Co. Ltd.	10,551	235,587
J Sainsbury PLC	14,296	37,496
Jeronimo Martins SGPS SA	3,617	78,256
Kesko OYJ, B Shares	4,435	97,997
Kobe Bussan Co. Ltd.	1,200	34,586
Koninklijke Ahold Delhaize NV	2,441	70,182
Kroger Co.	16,045	715,286
Migros Ticaret A/S(a)	66,248	518,939
Ocado Group PLC(a)	3,456	25,654
Performance Food Group Co.(a)	1,909	111,467
President Chain Store Corp.	23,000	203,358
Seven & i Holdings Co. Ltd.	1,600	68,570
SpartanNash Co.	805	24,343
Sprouts Farmers Market, Inc.(a)	1,701	55,061
Sun Art Retail Group Ltd.	499,000	162,911
Sysco Corp.	2,555	195,330
Tesco PLC	15,601	42,043
U.S. Foods Holding Corp.(a)	661	22,487
United Natural Foods, Inc.(a)	7,729	299,190
Walgreens Boots Alliance, Inc.(b)	3,503	130,872
Wal-Mart de Mexico SAB de CV	292,226	1,028,598
Walmart, Inc.	13,546	1,920,687
Welcia Holdings Co. Ltd.	1,100	25,641
Woolworths Group Ltd.	7,540	172,179

		9,758,906

Food Products — 1.6%
Almarai Co. JSC	22,951	326,928
Archer-Daniels-Midland Co.	3,979	369,450
Associated British Foods PLC	2,313	43,852
AVI Ltd.	55,562	246,126
Bunge Ltd.	375	37,414
Cal-Maine Foods, Inc.	8,259	449,703
Campbell Soup Co.	742	42,108
China Mengniu Dairy Co. Ltd.	72,000	324,656
Chocoladefabriken Lindt & Spruengli AG	3	30,570
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	102,883
Conagra Brands, Inc.	2,638	102,091
Danone SA	760	40,056
Darling Ingredients, Inc.(a)	983	61,526

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Flowers Foods, Inc.	613	$17,618
Fresh Del Monte Produce, Inc.	4,715	123,486
Freshpet, Inc.(a)	154	8,127
General Mills, Inc.	2,609	218,765
Grupo Bimbo SAB de CV, Series A	78,282	330,860
Hain Celestial Group, Inc.(a)	13,434	217,362
Hershey Co.	7,337	1,699,029
Hormel Foods Corp.(b)	1,808	82,354
Hostess Brands, Inc.(a)	19,320	433,541
Ingredion, Inc.	215	21,055
J & J Snack Foods Corp.	1,757	263,040
Kellogg Co.	2,230	158,865
Kerry Group PLC, Class A	317	28,635
Kraft Heinz Co.	3,544	144,276
Lamb Weston Holdings, Inc.	1,094	97,760
Lancaster Colony Corp.	1,581	311,931
Landec Corp.(a)	9,812	63,582
McCormick & Co., Inc.	1,409	116,792
MEIJI Holdings Co. Ltd.	1,800	92,265
Mondelez International, Inc., Class A	18,166	1,210,764
Nestle India Ltd.	1,783	421,780
Nestle Malaysia Bhd	2,200	69,921
Nestle SA, Registered Shares	8,348	964,272
New Hope Liuhe Co. Ltd., Class A(a)	44,300	82,472
Orkla ASA	19,000	137,129
Pilgrim’s Pride Corp.(a)	163	3,868
Post Holdings, Inc.(a)	183	16,518
PPB Group Bhd	23,700	93,832
Salmar ASA	958	37,569
Sao Martinho SA	31,281	157,162
Seaboard Corp.	1	3,775
Simply Good Foods Co.(a)	12,449	473,435
Sovos Brands, Inc.(a)	4,510	64,809
SunOpta, Inc.(a)	13,219	111,568
Tiger Brands Ltd.	17,857	220,721
Tongwei Co. Ltd., Class A	64,100	356,358
TreeHouse Foods, Inc.(a)	4,775	235,789
Tyson Foods, Inc., Class A	18,199	1,132,888
Universal Robina Corp.	65,650	161,073
Utz Brands, Inc.(b)	1,470	23,314
Vital Farms, Inc.(a)	11,281	168,313
Wens Foodstuffs Group Co. Ltd., Class A	92,100	260,937

		13,014,973

Gas Utilities — 0.6%
APA Group	7,349	53,717
Beijing Enterprises Holdings Ltd.	64,000	204,339
Brookfield Infrastructure Corp., Class A	10,748	418,097
China Gas Holdings Ltd.	133,400	193,331
China Resources Gas Group Ltd.	36,000	134,300
ENN Energy Holdings Ltd.	32,500	453,962
Gujarat Gas Ltd.	36,354	213,600
Hong Kong & China Gas Co. Ltd.	31,380	29,761
Korea Gas Corp.	18,060	519,170
Kunlun Energy Co. Ltd.	374,000	265,896
National Fuel Gas Co.	287	18,167
Naturgy Energy Group SA	1,714	44,545
New Jersey Resources Corp.(b)	19,685	976,770
ONE Gas, Inc.(b)	4,114	311,512
Perusahaan Gas Negara Tbk PT	3,593,100	406,018
Petronas Gas Bhd	25,600	99,494

Security	Shares	Value

Gas Utilities (continued)
Snam SpA	11,004	$53,357
Spire, Inc.	3,571	245,899

		4,641,935

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	13,258	1,455,596
Abiomed, Inc.(d)	134	137
Accuray, Inc.(a)(b)	30,390	63,515
Alcon, Inc.	1,258	86,323
Align Technology, Inc.(a)	227	47,874
AngioDynamics, Inc.(a)	1,670	22,996
Artivion, Inc.(a)	7,893	95,663
Asahi Intecc Co. Ltd.	1,000	16,312
AtriCure, Inc.(a)	4,714	209,207
Atrion Corp.	268	149,933
Axogen, Inc.(a)	3,418	34,112
Axonics, Inc.(a)	4,183	261,563
Baxter International, Inc.	1,398	71,256
Becton Dickinson and Co.	9,050	2,301,415
BioMerieux	304	31,939
Boston Scientific Corp.(a)	16,030	741,708
Cardiovascular Systems, Inc.(a)	10,204	138,978
Carl Zeiss Meditec AG	397	49,900
Cerus Corp.(a)	27,291	99,612
Cochlear Ltd.	541	74,716
Coloplast A/S, Class B	274	32,100
Cooper Cos., Inc.	95	31,414
Dexcom, Inc.(a)	1,500	169,860
Edwards Lifesciences Corp.(a)	3,941	294,038
Enovis Corp.(a)	159	8,510
Envista Holdings Corp.(a)	554	18,653
EssilorLuxottica SA	977	176,771
Figs, Inc., Class A(a)(b)	11,831	79,623
Globus Medical, Inc., Class A(a)	250	18,568
Haemonetics Corp.(a)(b)	5,767	453,575
Heska Corp.(a)	1,753	108,966
Hologic, Inc.(a)	643	48,103
Hoya Corp.	1,300	124,512
ICU Medical, Inc.(a)	68	10,709
IDEXX Laboratories, Inc.(a)	1,167	476,089
Inari Medical, Inc.(a)	467	29,683
Inspire Medical Systems, Inc.(a)	2,849	717,606
Insulet Corp.(a)	224	65,943
Integer Holdings Corp.(a)	514	35,188
Integra LifeSciences Holdings Corp.(a)	248	13,905
Intuitive Surgical, Inc.(a)	1,347	357,426
iRhythm Technologies, Inc.(a)	1,980	185,467
Koninklijke Philips NV	1,000	15,047
Lantheus Holdings, Inc.(a)	7,743	394,583
LivaNova PLC(a)	8,101	449,930
Masimo Corp.(a)	169	25,004
Medtronic PLC	18,944	1,472,328
Meridian Bioscience, Inc.(a)	1,660	55,129
Merit Medical Systems, Inc.(a)	9,611	678,729
Nemaura Medical, Inc.(a)	2,006	3,410
Neogen Corp.(a)	9,216	140,360
Nevro Corp.(a)	5,937	235,105
Novocure Ltd.(a)(b)	495	36,308
NuVasive, Inc.(a)	6,823	281,381
Olympus Corp	4,600	81,133
Omnicell, Inc.(a)	1,776	89,546

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Orthofix Medical, Inc.(a)	7,314	$150,156
Paragon 28, Inc.(a)(b)	2,295	43,857
Penumbra, Inc.(a)	119	26,473
Pulmonx Corp.(a)	3,141	26,479
QuidelOrtho Corp.(a)	170	14,564
ResMed, Inc.	424	88,247
SeaSpine Holdings Corp.(a)	3,223	26,912
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	8,900	405,403
Shockwave Medical, Inc.(a)	3,563	732,588
SI-BONE, Inc.(a)(b)	4,220	57,392
Siemens Healthineers AG(c)	1,690	84,300
Silk Road Medical, Inc.(a)	1,928	101,895
Smith & Nephew PLC	2,971	39,677
Sonova Holding AG, Registered Shares	175	41,562
STAAR Surgical Co.(a)(b)	3,418	165,910
STERIS PLC	170	31,397
Straumann Holding AG, Registered Shares	284	32,567
Stryker Corp.	1,230	300,723
Sysmex Corp.	700	42,259
Tactile Systems Technology, Inc.(a)	7,775	89,257
Tandem Diabetes Care, Inc.(a)	212	9,529
Teleflex, Inc.	70	17,474
Terumo Corp.	3,000	85,052
Varex Imaging Corp.(a)	13,066	265,240
ViewRay, Inc.(a)	10,765	48,227
Zimmer Biomet Holdings, Inc.	525	66,937

		16,361,534

Health Care Providers & Services — 2.3%
1Life Healthcare, Inc.(a)	15,610	260,843
Acadia Healthcare Co., Inc.(a)	292	24,037
Accolade, Inc.(a)	8,627	67,204
AdaptHealth Corp.(a)	2,917	56,065
Addus HomeCare Corp.(a)	1,632	162,368
Agilon Health, Inc.(a)(b)	572	9,232
Al Hammadi Holding	14,904	159,504
AlerisLife, Inc.(a)	2,992	1,646
Alignment Healthcare, Inc.(a)	11,306	132,958
Amedisys, Inc.(a)	105	8,772
AmerisourceBergen Corp.	4,977	824,739
AMN Healthcare Services, Inc.(a)	5,038	518,007
Aveanna Healthcare Holdings, Inc.(a)	22,492	17,544
Bangkok Dusit Medical Services PCL, NVDR	1,069,000	893,962
Brookdale Senior Living, Inc.(a)(b)	12,333	33,669
Bumrungrad Hospital PCL, NVDR	42,200	258,164
Cano Health, Inc.(a)(b)	10,070	13,796
Castle Biosciences, Inc.(a)	1,222	28,766
Chemed Corp.	51	26,032
Cigna Corp.	6,837	2,265,372
Clover Health Investments Corp.(a)(b)	35,743	33,223
Community Health Systems, Inc.(a)	13,791	59,577
Cross Country Healthcare, Inc.(a)	5,342	141,937
CVS Health Corp.	10,329	962,559
Dr Sulaiman Al Habib Medical Services Group Co	2,714	158,488
Elevance Health, Inc.	3,108	1,594,311
Encompass Health Corp.	321	19,199
Enhabit, Inc.(a)	167	2,198
Ensign Group, Inc.	10,788	1,020,653
Fresenius SE & Co. KGaA	953	26,619
Guardant Health, Inc.(a)	308	8,378
HealthEquity, Inc.(a)	10,694	659,178

Security	Shares	Value

Health Care Providers & Services (continued)
Hims & Hers Health, Inc.(a)	15,541	$99,618
Humana, Inc.	479	245,339
IHH Healthcare Bhd	168,100	237,216
Invitae Corp.(a)(b)	36,572	68,024
LHC Group, Inc.(a)	2,588	418,454
Life Healthcare Group Holdings Ltd.	154,477	153,453
LifeStance Health Group, Inc.(a)	3,874	19,137
ModivCare, Inc.(a)	694	62,273
Netcare Ltd.	137,704	117,725
Oak Street Health, Inc.(a)(b)	336	7,227
OPKO Health, Inc.(a)	54,880	68,600
Option Care Health, Inc.(a)	24,566	739,191
Patterson Cos., Inc.(b)	4,851	135,973
PetIQ, Inc.(a)	2,546	23,474
Premier, Inc., Class A	386	13,502
Privia Health Group, Inc.(a)(b)	9,234	209,704
Progyny, Inc.(a)	11,559	360,063
Qualicorp Consultoria e Corretora de Seguros SA	112,509	124,456
Ramsay Health Care Ltd.	812	35,656
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	180,200	299,160
Signify Health, Inc., Class A(a)	220	6,305
Sinopharm Group Co. Ltd., Class H	93,200	235,900
Sonic Healthcare Ltd.	3,260	66,344
Surgery Partners, Inc.(a)	4,045	112,694
Tenet Healthcare Corp.(a)	364	17,759
UnitedHealth Group, Inc.	7,528	3,991,195

		18,317,442

Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.(a)	29,311	517,046
American Well Corp., Class A(a)	45,090	127,605
Certara, Inc.(a)	381	6,123
Definitive Healthcare Corp.(a)(b)	66	725
Doximity, Inc., Class A(a)(b)	329	11,041
Evolent Health, Inc., Class A(a)(b)	18,016	505,889
Fleury SA	71,311	208,681
Health Catalyst, Inc.(a)	12,799	136,053
HealthStream, Inc.(a)	4,903	121,791
M3, Inc.	1,600	43,461
Multiplan Corp.(a)	38,608	44,399
NextGen Healthcare, Inc.(a)(b)	14,525	272,780
Phreesia, Inc.(a)	8,974	290,399
Schrodinger, Inc.(a)	5,980	111,766
Teladoc Health, Inc.(a)	15,766	372,866
Veeva Systems, Inc., Class A(a)	3,831	618,247

		3,388,872

Hotels, Restaurants & Leisure — 1.2%
Accel Entertainment, Inc.(a)	19,233	148,094
Alsea SAB de CV(a)	120,431	227,803
Biglari Holdings, Inc., Class B(a)	397	55,104
BJ’s Restaurants, Inc.(a)(b)	7,695	202,994
Boyd Gaming Corp.	1,165	63,527
Caesars Entertainment, Inc.(a)	3,185	132,496
Century Casinos, Inc.(a)	2,317	16,289
Choice Hotels International, Inc.	113	12,728
Churchill Downs, Inc.	127	26,852
Darden Restaurants, Inc.	2,935	405,999
Dave & Buster’s Entertainment, Inc.(a)	3,497	123,934
Dine Brands Global, Inc.(b)	732	47,287
DraftKings, Inc., Class A(a)	1,109	12,632
El Pollo Loco Holdings, Inc.	7,922	78,903
Everi Holdings, Inc.(a)	7,874	112,992

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Genting Malaysia Bhd	171,400	$104,632
Golden Entertainment, Inc.(a)	1,219	45,591
H World Group Ltd., ADR	3,991	169,298
Hilton Grand Vacations, Inc.(a)	21,181	816,316
Hyatt Hotels Corp., Class A(a)	170	15,376
International Game Technology PLC(b)	16,322	370,183
Marriott Vacations Worldwide Corp.(b)	143	19,246
McDonald’s Corp.	1,687	444,575
Minor International PCL, NVDR(a)	255,000	237,249
Norwegian Cruise Line Holdings Ltd.(a)(b)	1,265	15,484
OPAP SA	13,265	187,670
Papa John’s International, Inc.(b)	7,214	593,784
Paradise Co. Ltd.(a)	8,675	121,155
Penn Entertainment, Inc.(a)	1,307	38,818
Planet Fitness, Inc., Class A(a)	286	22,537
PlayAGS, Inc.(a)	5,959	30,391
Rush Street Interactive, Inc.(a)	6,884	24,714
Shake Shack, Inc., Class A(a)	6,844	284,231
Six Flags Entertainment Corp.(a)	264	6,138
Starbucks Corp.	4,217	418,326
Texas Roadhouse, Inc.	13,302	1,209,817
Travel & Leisure Co.	28,621	1,041,804
Trip.com Group Ltd., ADR(a)(b)	16,743	575,959
Wendy’s Co.	611	13,827
Wingstop, Inc.	3,231	444,650
Wyndham Hotels & Resorts, Inc.	297	21,179
Yum China Holdings, Inc.	10,719	585,793
Yum! Brands, Inc.	1,063	136,149
Zamp SA	62,406	64,418

		9,726,944

Household Durables — 0.7%
Barratt Developments PLC	9,492	45,337
Beazer Homes USA, Inc.(a)	1,825	23,287
Berkeley Group Holdings PLC	709	32,323
Cavco Industries, Inc.(a)	295	66,744
Century Communities, Inc.(b)	2,947	147,379
D.R. Horton, Inc.(b)	5,959	531,185
Ethan Allen Interiors, Inc.(b)	9,999	264,174
GoPro, Inc., Class A(a)	25,554	127,259
Green Brick Partners, Inc.(a)	2,108	51,077
Haier Smart Home Co. Ltd., Class A	95,100	334,793
Helen of Troy Ltd.(a)	243	26,951
Installed Building Products, Inc.(b)	3,658	313,125
iRobot Corp.(a)	2,284	109,929
La-Z-Boy, Inc.(b)	2,651	60,496
Leggett & Platt, Inc.(b)	436	14,052
Lennar Corp., B Shares	49	3,664
Lennar Corp., Class A	4,770	431,685
MDC Holdings, Inc.(b)	8,028	253,685
Meritage Homes Corp.(a)	487	44,901
NVR, Inc.(a)	62	285,980
Persimmon PLC	1,407	20,630
PulteGroup, Inc.	5,648	257,153
Skyline Champion Corp.(a)	3,333	171,683
Sony Group Corp.	2,800	213,420
Taylor Morrison Home Corp.(a)(b)	11,408	346,233
Taylor Wimpey PLC	36,663	44,901
Tempur Sealy International, Inc.	610	20,941
Toll Brothers, Inc.	891	44,479

Security	Shares	Value

Household Durables (continued)
TopBuild Corp.(a)	2,042	$319,553
Tri Pointe Homes, Inc.(a)	20,329	377,916
Whirlpool Corp.(b)	3,994	564,991

		5,549,926

Household Products — 1.0%
Central Garden & Pet Co.(a)	842	31,533
Central Garden & Pet Co., Class A(a)	12,871	460,782
Church & Dwight Co., Inc.	2,693	217,083
Clorox Co.(b)	1,660	232,948
Colgate-Palmolive Co.	33,378	2,629,852
Essity AB, Class B	698	18,279
Henkel AG & Co. KGaA	547	35,153
Kimberly-Clark Corp.	3,277	444,853
Procter & Gamble Co.	23,759	3,600,914
Reckitt Benckiser Group PLC	1,450	100,509
Reynolds Consumer Products, Inc.(b)	178	5,336
Spectrum Brands Holdings, Inc.	131	7,980
Unicharm Corp.	700	26,800

		7,812,022

Independent Power and Renewable Electricity Producers — 0.5%
ACWA Power Co.	4,477	181,184
AES Corp.	8,923	256,625
Brookfield Renewable Corp., Class A(b)	8,333	229,491
China Longyuan Power Group Corp. Ltd., Class H	121,000	147,086
Clearway Energy, Inc., Class A	21,751	650,790
Clearway Energy, Inc., Class C	30,138	960,498
EDP Renovaveis SA	1,141	25,143
Meridian Energy Ltd.	5,635	18,743
RWE AG	2,606	115,205
Sunnova Energy International, Inc.(a)(b)	14,008	252,284
Vistra Corp.	34,199	793,417

		3,630,466

Industrial Conglomerates — 0.3%
3M Co.	569	68,235
CITIC Ltd.	118,000	124,069
DCC PLC	805	39,583
Fosun International Ltd.	175,500	142,449
Hanwha Corp.	11,907	242,320
Hitachi Ltd.	2,900	145,917
Honeywell International, Inc.(b)	1,669	357,667
Industries Qatar QSC	63,668	223,200
Investment AB Latour, B Shares	3,343	63,223
Keppel Corp. Ltd.	21,500	116,598
Lotte Corp.	6,835	166,933
Samsung C&T Corp.	4,439	399,915
Siemens AG, Registered Shares	2,062	284,249
SM Investments Corp.	13,280	215,373

		2,589,731

Insurance — 2.2%
Aflac, Inc.	2,336	168,052
AIA Group Ltd.	33,600	371,058
Allianz SE, Registered Shares	1,193	254,774
Allstate Corp.	2,361	320,152
Ambac Financial Group, Inc.(a)	5,876	102,477
American Equity Investment Life Holding Co.	523	23,859
American Financial Group, Inc.	386	52,990
American International Group, Inc.	2,540	160,630
Aon PLC, Class A	568	170,479

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Argo Group International Holdings Ltd.	1,630	$42,135
Assured Guaranty Ltd.	199	12,390
Aviva PLC	12,895	68,403
AXA SA	4,593	127,940
Axis Capital Holdings Ltd.(b)	265	14,355
BB Seguridade Participacoes SA	27,985	178,173
Bright Health Group, Inc.(a)	24,663	16,028
Brighthouse Financial, Inc.(a)	266	13,638
Cathay Financial Holding Co. Ltd.	8,325	10,810
China Life Insurance Co. Ltd., Class H	332,000	566,638
China Pacific Insurance Group Co. Ltd., Class H	214,600	474,548
China Taiping Insurance Holdings Co. Ltd.	102,600	127,302
CNA Financial Corp.(b)	92	3,890
CNO Financial Group, Inc.(b)	16,986	388,130
Crawford & Co., Class A	30,804	171,270
Dai-ichi Life Holdings, Inc.	1,200	27,100
Donegal Group, Inc., Class A	9,825	139,515
eHealth, Inc.(a)	6,459	31,262
FedNat Holding Co.(a)	4,457	7
First American Financial Corp.	339	17,743
Genworth Financial, Inc., Class A(a)	20,040	106,012
Gjensidige Forsikring ASA	6,426	126,040
Goosehead Insurance, Inc., Class A(a)(b)	3,141	107,862
Hannover Rueck SE	104	20,520
Hanover Insurance Group, Inc.	119	16,080
Hartford Financial Services Group, Inc.(b)	10,996	833,827
HCI Group, Inc.(b)	1,427	56,495
HDFC Life Insurance Co. Ltd.(c)	11,046	75,454
Heritage Insurance Holdings, Inc.	20,263	36,473
Insurance Australia Group Ltd.	7,014	22,548
Investors Title Co.	307	45,298
Kemper Corp.	206	10,135
Kinsale Capital Group, Inc.	1,908	498,980
Legal & General Group PLC	7,458	22,360
Lemonade, Inc.(a)(b)	6,167	84,365
Life Insurance Corp. of India	19,317	159,734
Lincoln National Corp.	607	18,647
Marsh & McLennan Cos., Inc.	13,068	2,162,493
MBIA, Inc.(a)	3,255	41,827
Medibank Pvt Ltd.	11,208	22,360
Mercury General Corp.(b)	10,169	347,780
MetLife, Inc.	29,354	2,124,349
MS&AD Insurance Group Holdings, Inc.	700	22,379
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	395	127,771
New China Life Insurance Co. Ltd., Class H	106,300	258,806
Old Republic International Corp.	944	22,798
Oscar Health, Inc., Class A(a)(b)	42,910	105,559
Palomar Holdings, Inc.(a)	829	37,438
People’s Insurance Co. Group of China Ltd., Class H	472,000	156,145
PICC Property & Casualty Co. Ltd., Class H	482,000	455,729
Ping An Insurance Group Co. of China Ltd., Class H	273,500	1,796,824
Primerica, Inc.	125	17,727
Principal Financial Group, Inc.(b)	823	69,066
Prudential Financial, Inc.	952	94,686
Prudential PLC	6,028	82,193
QBE Insurance Group Ltd.	4,268	38,718
Reinsurance Group of America, Inc.	230	32,681
RenaissanceRe Holdings Ltd.(b)	150	27,634
RLI Corp.	6,102	801,009
Root, Inc./OH, Class A(a)(b)	2,018	9,061
Ryan Specialty Holdings, Inc.(a)	275	11,415

Security	Shares	Value

Insurance (continued)
Sampo OYJ, A Shares	1,465	$76,516
SBI Life Insurance Co. Ltd.(c)	13,754	204,138
Selective Insurance Group, Inc.	1,707	151,257
Selectquote, Inc.(a)	9,708	6,523
Sompo Holdings, Inc.	600	26,546
Swiss Life Holding AG, Registered Shares	52	26,804
Swiss Re AG	549	51,332
Tokio Marine Holdings, Inc.	4,300	91,858
Travelers Cos., Inc.	3,238	607,093
Trean Insurance Group, Inc.(a)	5,265	31,590
Trupanion, Inc.(a)(b)	5,376	255,521
United Insurance Holdings Corp.	4,694	4,976
Unum Group	702	28,803
W R Berkley Corp.	2,548	184,908
White Mountains Insurance Group Ltd.	10	14,143
Zurich Insurance Group AG	411	196,490

		17,121,524

Interactive Media & Services — 2.9%
Adevinta ASA(a)	2,587	17,130
Alphabet, Inc., Class A(a)	54,609	4,818,152
Alphabet, Inc., Class C(a)	45,236	4,013,790
Auto Trader Group PLC(c)	5,485	34,157
Autohome, Inc., ADR	2,071	63,373
Baidu, Inc., Class A(a)	73,060	1,041,889
Bumble, Inc., Class A(a)	10,623	223,614
Cargurus, Inc.(a)	10,575	148,156
Cars.com, Inc.(a)	1,527	21,027
Eventbrite, Inc., Class A(a)(b)	22,689	132,957
EverQuote, Inc., Class A(a)	5,567	82,058
fuboTV, Inc.(a)(b)	12,760	22,202
Kanzhun Ltd., ADR(a)	3,563	72,578
Kuaishou Technology(a)(c)	50,100	450,362
Meta Platforms, Inc., Class A(a)	18,954	2,280,924
NAVER Corp.	2,362	335,926
Pinterest, Inc., Class A(a)	1,299	31,540
QuinStreet, Inc.(a)	12,994	186,464
REA Group Ltd.	545	40,988
Scout24 SE(c)	315	15,855
SEEK Ltd.	2,394	34,035
Shutterstock, Inc.(b)	3,587	189,107
Snap, Inc., Class A(a)	21,832	195,396
Tencent Holdings Ltd.	191,600	8,123,910
TripAdvisor, Inc.(a)	341	6,131
TrueCar, Inc.(a)	10,229	25,675
Vimeo, Inc.(a)	41,779	143,302
Weibo Corp., ADR(a)	4,032	77,092
Yelp, Inc.(a)	11,581	316,624
Z Holdings Corp.	6,600	16,484
ZipRecruiter, Inc., Class A(a)	11,831	194,265

		23,355,163

Internet & Direct Marketing Retail — 2.5%
1-800-Flowers.com, Inc., Class A(a)	10,320	98,659
Alibaba Group Holding Ltd.(a)	444,860	4,881,408
Amazon.com, Inc.(a)	76,647	6,438,348
CarParts.com, Inc.(a)	9,789	61,279
ContextLogic, Inc., Class A(a)(b)	93,015	45,363
Coupang, Inc.(a)(b)	10,642	156,544
eBay, Inc.	20,715	859,051
Etsy, Inc.(a)	273	32,700
JD.com, Inc., Class A	60,386	1,685,773
Meituan, Class B(a)(c)	123,600	2,738,461
MercadoLibre, Inc.(a)	32	27,080

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Naspers Ltd., N Shares	3,784	$632,328
Overstock.com, Inc.(a)	14,023	271,485
Pinduoduo, Inc., ADR(a)	14,834	1,209,713
Prosus NV	2,404	165,980
Revolve Group, Inc.(a)	5,247	116,798
Stitch Fix, Inc., Class A(a)	24,087	74,911
ThredUp, Inc., Class A(a)	10,521	13,783
Vipshop Holdings Ltd., ADR(a)	15,082	205,718
Zalando SE(a)(c)	883	31,086
ZOZO, Inc.	900	22,226

		19,768,694

IT Services — 3.0%
Accenture PLC, Class A	5,206	1,389,169
Adyen NV(a)(c)	49	68,024
Amadeus IT Group SA(a)	1,009	52,345
Amdocs Ltd.	396	35,996
Automatic Data Processing, Inc.	4,376	1,045,251
AvidXchange Holdings, Inc.(a)	21,502	213,730
Backblaze, Inc., Class A(a)(b)	2,670	16,421
Bechtle AG	937	33,121
BigCommerce Holdings, Inc., Series-1(a)(b)	3,334	29,139
Block, Inc.(a)	2,959	185,944
Capgemini SE	243	40,624
Cielo SA	281,507	280,085
Cloudflare, Inc., Class A(a)	859	38,835
Cognizant Technology Solutions Corp., Class A	16,307	932,597
Concentrix Corp.	142	18,909
Conduent, Inc.(a)	41,159	166,694
CSG Systems International, Inc.	8,030	459,316
DigitalOcean Holdings, Inc.(a)	5,243	133,539
DXC Technology Co.(a)	768	20,352
Edenred	929	50,561
EPAM Systems, Inc.(a)	92	30,152
Euronet Worldwide, Inc.(a)	167	15,761
Evo Payments, Inc., Class A(a)	3,929	132,957
ExlService Holdings, Inc.(a)	4,010	679,414
Fastly, Inc., Class A(a)	23,910	195,823
Fidelity National Information Services, Inc.	2,576	174,782
Fiserv, Inc.(a)	1,883	190,315
Flywire Corp.(a)	6,698	163,900
Fujitsu Ltd.	900	119,986
Gartner, Inc.(a)	1,930	648,750
Genpact Ltd.	603	27,931
Global Payments, Inc.	790	78,463
Globant SA(a)	134	22,533
GMO Payment Gateway, Inc.	700	57,889
Grid Dynamics Holdings, Inc.(a)	3,598	40,370
Hackett Group, Inc.	6,647	135,399
HCL Technologies Ltd.	54,004	677,258
Infosys Ltd.	105,039	1,914,997
Infosys Ltd., ADR	39,637	713,862
International Business Machines Corp.	1,859	261,915
Itochu Techno-Solutions Corp.	3,200	74,226
Jack Henry & Associates, Inc.	247	43,363
Kyndryl Holdings, Inc.(a)	676	7,517
Marqeta, Inc., Class A(a)	58,350	356,519
Mastercard, Inc., Class A	7,809	2,715,424
MoneyGram International, Inc.(a)	2,310	25,156
Mphasis Ltd.	5,175	123,259
NEC Corp.	1,500	52,604
Nexi SpA(a)(c)	6,295	49,692

Security	Shares	Value

IT Services (continued)
Nomura Research Institute Ltd.	2,000	$47,548
Obic Co. Ltd.	1,000	146,809
Otsuka Corp.	2,400	75,649
Paya Holdings, Inc.(a)	2,539	19,982
Paychex, Inc.	2,058	237,822
Payoneer Global, Inc.(a)(b)	20,367	111,407
PayPal Holdings, Inc.(a)	20,479	1,458,514
Paysafe Ltd.(a)	5,518	76,645
Perficient, Inc.(a)	3,242	226,389
Remitly Global, Inc.(a)	14,255	163,220
Repay Holdings Corp.(a)	13,798	111,074
Sabre Corp.(a)	32,164	198,774
Samsung SDS Co. Ltd.	514	50,094
SCSK Corp.	8,200	124,121
Shift4 Payments, Inc., Class A(a)	147	8,222
Snowflake, Inc., Class A(a)	871	125,023
Squarespace, Inc., Class A(a)	2,528	56,046
StoneCo Ltd., Class A(a)	51,883	489,776
Tata Consultancy Services Ltd.	52,723	2,073,443
Thoughtworks Holding, Inc.(a)(b)	143	1,457
TIS, Inc.	2,800	73,589
Toast, Inc., Class A(a)(b)	774	13,955
TTEC Holdings, Inc.	2,475	109,222
Twilio, Inc., Class A(a)	1,909	93,465
Unisys Corp.(a)	4,314	22,045
Visa, Inc., Class A	11,829	2,457,593
WEX, Inc.(a)	144	23,566

		23,536,319

Leisure Products — 0.1%
Brunswick Corp.	243	17,516
Hasbro, Inc.	1,693	103,290
Malibu Boats, Inc., Class A(a)	944	50,315
MasterCraft Boat Holdings, Inc.(a)	745	19,273
Mattel, Inc.(a)	1,149	20,498
Peloton Interactive, Inc., Class A(a)(b)	989	7,853
Polaris, Inc.	189	19,089
Topgolf Callaway Brands Corp.(a)(b)	19,351	382,182
YETI Holdings, Inc.(a)	283	11,691

		631,707

Life Sciences Tools & Services — 1.4%
10X Genomics, Inc., Class A(a)	291	10,604
AbCellera Biologics, Inc.(a)(b)	25,542	258,740
Adaptive Biotechnologies Corp.(a)	41,425	316,487
Agilent Technologies, Inc.	9,753	1,459,536
Azenta, Inc.(b)	243	14,147
Berkeley Lights, Inc.(a)	14,477	38,798
BioLife Solutions, Inc.(a)	2,338	42,552
Bionano Genomics, Inc.(a)(b)	15,618	22,802
Bio-Rad Laboratories, Inc., Class A(a)	81	34,060
Bio-Techne Corp.	488	40,445
Bruker Corp.	351	23,991
Charles River Laboratories International, Inc.(a)	152	33,121
Codexis, Inc.(a)	12,501	58,255
CryoPort, Inc.(a)	4,545	78,856
Danaher Corp.	10,243	2,718,697
Eurofins Scientific SE	756	54,279
Illumina, Inc.(a)	687	138,911
IQVIA Holdings, Inc.(a)	708	145,062
Lonza Group AG, Registered Shares	219	107,502
Maravai LifeSciences Holdings, Inc., Class A(a)	360	5,152
MaxCyte, Inc.(a)	4,433	24,204

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Medpace Holdings, Inc.(a)	1,285	$272,947
Mettler-Toledo International, Inc.(a)	146	211,036
NanoString Technologies, Inc.(a)	10,508	83,749
Nautilus Biotechnology, Inc.(a)	2,672	4,810
NeoGenomics, Inc.(a)	13,770	127,235
OmniAb, Inc.(a)	2,082	7,495
OmniAb, Inc.(d)	322	—
Pacific Biosciences of California, Inc.(a)(b)	18,685	152,843
PerkinElmer, Inc.	2,790	391,214
Personalis, Inc.(a)(b)	13,965	27,651
QIAGEN NV(a)	2,069	103,712
Quanterix Corp.(a)	2,466	34,154
Quantum-Si, Inc.(a)	5,825	10,660
Repligen Corp.(a)	400	67,724
Sartorius Stedim Biotech	167	54,270
Seer, Inc., Class A(a)(b)	7,416	43,013
Singular Genomics Systems, Inc.(a)(b)	863	1,735
SomaLogic, Inc.(a)	23,241	58,335
Sotera Health Co.(a)	324	2,699
Syneos Health, Inc.(a)	336	12,324
Syngene International Ltd.(c)	12,096	85,525
Thermo Fisher Scientific, Inc.	4,997	2,751,798
Waters Corp.(a)	180	61,664
West Pharmaceutical Services, Inc.	540	127,089
WuXi AppTec Co. Ltd., Class H(c)	18,648	195,664
Wuxi Biologics Cayman, Inc.(a)(c)	102,500	776,325

		11,291,872

Machinery — 2.1%
AGCO Corp.	208	28,847
Allison Transmission Holdings, Inc.	1,606	66,810
Alstom SA	2,022	49,471
Altra Industrial Motion Corp.	11,285	674,279
Ardagh Group SA(a)	56	476
Astec Industries, Inc.	6,317	256,849
Caterpillar, Inc.	648	155,235
Chart Industries, Inc.(a)	3,112	358,596
Columbus McKinnon Corp.	2,218	72,018
Crane Holdings Co.	169	16,976
Cummins India Ltd.	12,506	208,521
Cummins, Inc.	463	112,180
Deere & Co.	5,932	2,543,404
Donaldson Co., Inc.	412	24,254
Elgi Equipments Ltd.	15,013	75,963
Enerpac Tool Group Corp.	3,921	99,789
EnPro Industries, Inc.	265	28,803
Esab Corp.(b)	159	7,460
Evoqua Water Technologies Corp.(a)	11,615	459,954
FANUC Corp.	100	14,965
Federal Signal Corp.	2,613	121,426
Flowserve Corp.(b)	435	13,346
Franklin Electric Co., Inc.(b)	13,838	1,103,580
Gates Industrial Corp. PLC(a)	326	3,720
Gencor Industries, Inc.(a)	5,434	54,883
Graco, Inc.	912	61,341
Hiwin Technologies Corp.	55,763	330,054
Hurco Cos., Inc.	1,217	31,800
Hyliion Holdings Corp.(a)(b)	20,862	48,817
Hyster-Yale Materials Handling, Inc.	2,475	62,642
Illinois Tool Works, Inc.	2,822	621,687
Indutrade AB	2,165	43,905
ITT, Inc.	279	22,627

Security	Shares	Value

Machinery (continued)
Kadant, Inc.	327	$58,085
Kennametal, Inc.(b)	14,510	349,111
Kone OYJ, Class B	1,608	83,249
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	2,556	143,729
Lincoln Electric Holdings, Inc.(b)	184	26,586
Lindsay Corp.	632	102,921
Manitowoc Co., Inc.(a)	18,167	166,410
Microvast Holdings, Inc.(a)	13,128	20,086
Middleby Corp.(a)	179	23,968
Mueller Industries, Inc.	2,573	151,807
Mueller Water Products, Inc., Class A(b)	7,140	76,826
Oshkosh Corp.	220	19,402
PACCAR, Inc.	5,449	539,288
Parker-Hannifin Corp.	87	25,317
Schindler Holding AG	171	32,162
Shyft Group, Inc.(b)	5,016	124,698
SMC Corp.	100	41,755
Snap-on, Inc.	5,140	1,174,439
SPX Technologies, Inc.(a)	7,621	500,319
Standex International Corp.	1,982	202,977
Tennant Co.(b)	2,003	123,325
Terex Corp.	13,526	577,831
Timken Co.	14,880	1,051,570
Titan International, Inc.(a)	5,913	90,587
Toro Co.	349	39,507
Watts Water Technologies, Inc., Class A	8,466	1,237,983
Westinghouse Air Brake Technologies Corp.	323	32,239
Xylem, Inc.	13,103	1,448,799
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	275,000	129,562

		16,369,216

Marine — 0.1%
AP Moller - Maersk A/S, Class A	12	26,446
AP Moller - Maersk A/S, Class B	30	67,158
Eagle Bulk Shipping, Inc.	810	40,452
Genco Shipping & Trading Ltd.(b)	6,487	99,640
Golden Ocean Group Ltd.	15,357	133,453
Kirby Corp.(a)	200	12,870
Kuehne & Nagel International AG, Registered Shares	170	39,522
Matson, Inc.	7,067	441,758
MISC Bhd	74,700	127,175
Mitsui OSK Lines Ltd.	800	19,990
Nippon Yusen KK	1,100	25,939

		1,034,403

Media — 0.7%
Altice USA, Inc., Class A(a)	699	3,215
Cardlytics, Inc.(a)	3,383	19,554
Charter Communications, Inc., Class A(a)	289	98,000
Cheil Worldwide, Inc.	12,785	233,520
China Literature Ltd.(a)(c)	28,200	108,781
Comcast Corp., Class A	40,511	1,416,670
ComScore, Inc.(a)	13,300	15,428
Cumulus Media, Inc., Class A(a)	3,764	23,374
Dentsu Group, Inc.	200	6,274
Emerald Holding, Inc.(a)	7,770	27,506
Entravision Communications Corp., Class A	21,487	103,138
EW Scripps Co., Class A(a)	14,314	188,802
Fox Corp., Class A	56,508	1,716,148
Fox Corp., Class B	775	22,049
iHeartMedia, Inc., Class A(a)	14,416	88,370
Informa PLC	5,081	37,903

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Integral Ad Science Holding Corp.(a)	2,670	$23,469
Interpublic Group of Cos., Inc.(b)	740	24,649
Liberty Broadband Corp., Class A(a)	62	4,703
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	20	786
Magnite, Inc.(a)(b)	8,214	86,986
New York Times Co., Class A	565	18,340
News Corp., Class B	415	7,653
Nexstar Media Group, Inc., Class A(b)	125	21,879
Omnicom Group, Inc.(b)	377	30,752
Paramount Global, Class A(b)	26	510
Publicis Groupe SA	592	37,818
Scholastic Corp.	3,048	120,274
Sinclair Broadcast Group, Inc., Class A(b)	8,861	137,434
TEGNA, Inc.	19,334	409,687
Thryv Holdings, Inc.(a)(b)	1,278	24,282
Townsquare Media, Inc., Class A(a)	5,405	39,186
Trade Desk, Inc., Class A(a)	1,419	63,614
WideOpenWest, Inc.(a)	4,252	38,736
WPP PLC	5,099	50,378

		5,249,868

Metals & Mining — 1.8%
Alpha Metallurgical Resources, Inc.(b)	307	44,942
Alrosa PJSC(a)(d)	667,929	91
Aluminum Corp. of China Ltd., Class H	216,000	91,405
Anglo American Platinum Ltd.	7,888	658,306
Anglo American PLC	4,884	191,370
AngloGold Ashanti Ltd.	13,698	266,894
APL Apollo Tubes Ltd.	22,005	289,599
Arconic Corp.(a)	6,069	128,420
ATI, Inc.(a)(b)	5,864	175,099
BHP Group Ltd., Class DI	11,663	361,284
China Hongqiao Group Ltd.	252,500	238,146
Cia Siderurgica Nacional SA	19,126	52,131
Coeur Mining, Inc.(a)	52,706	177,092
Commercial Metals Co.	23,017	1,111,721
Constellium SE(a)	26,821	317,292
CSN Mineracao SA	246,961	188,373
Dongkuk Steel Mill Co. Ltd.	9,839	86,955
Fortescue Metals Group Ltd.	4,224	59,039
Ganfeng Lithium Group Co. Ltd., Class A	20,800	208,339
Gerdau SA, ADR	46,327	256,652
Glencore PLC	17,989	119,962
Gold Fields Ltd.	29,595	307,339
Gold Fields Ltd., ADR(b)	14,038	145,293
Grupo Mexico SAB de CV, Series B	128,888	452,479
Hecla Mining Co.(b)	31,939	177,581
Hochschild Mining PLC	52,450	44,585
Hycroft Mining Holding Corp.(a)	18,205	9,687
Hyundai Steel Co.	11,432	278,642
IGO Ltd.	1,615	14,773
Impala Platinum Holdings Ltd.	20,697	260,096
Kaiser Aluminum Corp.(b)	309	23,472
Kumba Iron Ore Ltd.	2,797	80,787
Materion Corp.	493	43,142
MMC Norilsk Nickel PJSC(d)	651	—
MP Materials Corp.(a)	311	7,551
Newmont Corp.	9,615	453,828
Novagold Resources, Inc.(a)	45,043	269,357
Olympic Steel, Inc.(b)	3,043	102,184
Pilbara Minerals Ltd.(a)	8,439	21,370
POSCO Holdings, Inc.	3,693	808,220

Security	Shares	Value

Metals & Mining (continued)
POSCO Holdings, Inc., ADR	3,505	$190,917
Reliance Steel & Aluminum Co.	1,112	225,113
Rio Tinto PLC	1,326	93,329
Royal Gold, Inc.(b)	225	25,362
Ryerson Holding Corp.	2,388	72,261
Saudi Arabian Mining Co.(a)	33,799	580,262
Schnitzer Steel Industries, Inc., Class A	3,858	118,248
Severstal PAO(d)	6,166	1
Shougang Fushan Resources Group Ltd.	492,000	156,914
Sibanye Stillwater Ltd.	110,325	292,497
Southern Copper Corp.(b)	11,127	671,960
SSR Mining, Inc.	726	11,376
Steel Dynamics, Inc.	3,109	303,749
SunCoke Energy, Inc.	20,004	172,635
TimkenSteel Corp.(a)	2,598	47,206
U.S. Steel Corp.	891	22,320
Vale SA	111,612	1,890,935
Warrior Met Coal, Inc.	8,604	298,043
Xiamen Tungsten Co. Ltd., Class A	28,900	81,411
Zijin Mining Group Co. Ltd., Class H	134,000	180,095

		13,958,132

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(b)	1,743	18,040
Annaly Capital Management, Inc.(b)	935	19,710
Arbor Realty Trust, Inc.(b)	26,235	346,040
Blackstone Mortgage Trust, Inc., Class A(b)	5,769	122,130
Great Ajax Corp.	1,180	8,555
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	7,277	210,887
Ladder Capital Corp.	22,785	228,761
Rithm Capital Corp.(b)	1,424	11,634
Starwood Property Trust, Inc.(b)	975	17,872

		983,629

Multiline Retail — 0.4%
Dillard’s, Inc., Class A(b)	693	223,978
Dollar General Corp.	2,151	529,684
Dollar Tree, Inc.(a)	2,583	365,340
Hyundai Department Store Co. Ltd.	4,685	219,567
Kohl’s Corp.(b)	473	11,943
Macy’s, Inc.	9,686	200,016
Next PLC	1,158	81,142
Nordstrom, Inc.(b)	367	5,923
Ollie’s Bargain Outlet Holdings, Inc.(a)	205	9,602
Poya International Co. Ltd.	19,000	307,624
Shinsegae, Inc.(a)	2,621	458,224
Target Corp.	6,145	915,851
Wesfarmers Ltd.	5,737	178,922

		3,507,816

Multi-Utilities — 0.8%
Ameren Corp.	2,102	186,910
Avista Corp.	1,672	74,137
Black Hills Corp.	12,918	908,652
CMS Energy Corp.	13,907	880,730
Consolidated Edison, Inc.	1,945	185,378
Dominion Energy, Inc.	5,264	322,789
DTE Energy Co.	16,994	1,997,305
E.ON SE	7,334	72,915
Engie SA	6,852	98,025
National Grid PLC	16,556	198,330
NorthWestern Corp.	4,763	282,636
Public Service Enterprise Group, Inc.	7,496	459,280

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Sempra Energy	1,501	$231,965
Veolia Environnement SA	3,127	80,346
WEC Energy Group, Inc.	2,082	195,208

		6,174,606

Oil, Gas & Consumable Fuels — 3.9%
Aker BP ASA	3,255	101,175
AKR Corporindo Tbk PT	2,728,400	245,414
Alto Ingredients, Inc.(a)	8,550	24,624
Ampol Ltd.	2,009	38,618
Antero Midstream Corp.(b)	1,145	12,355
Antero Resources Corp.(a)	1,007	31,207
Ardmore Shipping Corp.(a)	15,646	225,459
Bangchak Corp. PCL, NVDR	739,900	671,940
Berry Corp.	2,756	22,048
BP PLC	64,674	373,165
California Resources Corp.	5,576	242,612
Cheniere Energy, Inc.	106	15,896
Chesapeake Energy Corp.(b)	1,672	157,787
Chevron Corp.	21,122	3,791,188
China Petroleum & Chemical Corp., Class H	1,265,400	609,685
Chord Energy Corp.(b)	6,051	827,837
Civitas Resources, Inc.(b)	6,270	363,221
Clean Energy Fuels Corp.(a)	15,836	82,347
CNX Resources Corp.(a)	14,706	247,649
Comstock Resources, Inc.(b)	9,334	127,969
ConocoPhillips	6,080	717,440
Delek U.S. Holdings, Inc.	10,210	275,670
Denbury, Inc.(a)	4,174	363,221
Devon Energy Corp.	1,206	74,181
DHT Holdings, Inc.	20,436	181,472
DT Midstream, Inc.(a)	331	18,291
Ecopetrol SA, ADR(b)	10,655	111,558
Energy Fuels, Inc.(a)	15,022	93,287
Eni SpA	6,377	90,677
Enviva, Inc.(b)	105	5,562
EOG Resources, Inc.	8,478	1,098,071
Equinor ASA	5,163	185,559
Equitrans Midstream Corp.	6,125	41,037
Evolution Petroleum Corp.	17,086	128,999
Exxon Mobil Corp.	38,055	4,197,466
FLEX LNG Ltd.(a)(b)	1,113	36,384
Gazprom PJSC(d)	123,918	17
Golar LNG Ltd.(a)	8,386	191,117
Hess Corp.	429	60,841
Inpex Corp.	3,600	38,683
International Seaways, Inc.	6,793	251,477
Kosmos Energy Ltd.(a)(b)	20,558	130,749
LUKOIL PJSC(d)	31,813	4
Magnolia Oil & Gas Corp., Class A(b)	14,475	339,439
Marathon Oil Corp.	7,537	204,027
Marathon Petroleum Corp.	12,842	1,494,680
Matador Resources Co.(b)	13,972	799,757
MOL Hungarian Oil & Gas PLC	17,840	124,332
Murphy Oil Corp.	15,331	659,386
Neste OYJ	1,375	63,411
New Fortress Energy, Inc.(b)	91	3,860
Nordic American Tankers Ltd.	19,898	60,888
Novatek PJSC(d)	33,690	5
Occidental Petroleum Corp.(b)	1,461	92,028
Oil & Natural Gas Corp. Ltd.	108,374	192,914
Ovintiv, Inc.	5,669	287,475

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Par Pacific Holdings, Inc.(a)	4,958	$115,273
PBF Energy, Inc., Class A	11,440	466,523
PDC Energy, Inc.	324	20,568
PetroChina Co. Ltd., Class A	203,500	146,173
PetroChina Co. Ltd., Class H	1,793,700	819,350
Petronas Dagangan Bhd	14,700	76,754
Phillips 66	715	74,417
Pioneer Natural Resources Co.	399	91,128
Polski Koncern Naftowy ORLEN SA	42,852	629,553
PTT Exploration & Production PCL, NVDR	151,200	770,004
Rabigh Refining & Petrochemical Co.(a)	25,333	73,253
Range Resources Corp.	2,268	56,745
Reliance Industries Ltd.	75,209	2,308,962
Repsol SA	1,283	20,422
SandRidge Energy, Inc.(a)	2,032	34,605
Santos Ltd.	18,129	89,162
Saudi Arabian Oil Co.(c)	76,033	652,662
Scorpio Tankers, Inc.	8,897	478,392
SFL Corp. Ltd.	12,911	119,039
Shell PLC	22,765	641,764
Sitio Royalties Corp., Class A(b)	5,654	163,118
SM Energy Co.(b)	15,213	529,869
Southwestern Energy Co.(a)	17,038	99,672
Talos Energy, Inc.(a)	525	9,912
Tatneft PJSC(d)	79,242	11
Teekay Corp.(a)	5,348	24,280
Teekay Tankers Ltd., Class A(a)	7,137	219,891
Texas Pacific Land Corp.(b)	57	133,621
TotalEnergies SE	8,014	503,064
Turkiye Petrol Rafinerileri A/S(a)	2,067	58,580
Ultrapar Participacoes SA	47,615	113,051
Ur-Energy, Inc.(a)	12,570	14,455
Valero Energy Corp.	2,313	293,427
Williams Cos., Inc.(b)	2,055	67,609
Woodside Energy Group Ltd.	6,523	157,975
World Fuel Services Corp.	14,499	396,258

		31,295,703

Paper & Forest Products — 0.1%
Dexco SA	85,781	109,883
Louisiana-Pacific Corp.(b)	245	14,504
Mondi PLC	4,082	69,030
Resolute Forest Products, Inc.(a)	3,923	84,698
Sylvamo Corp.	2,114	102,719
UPM-Kymmene OYJ	1,702	63,691

		444,525

Personal Products — 0.4%
Amorepacific Group	5,564	154,338
Beiersdorf AG	639	73,020
Coty, Inc., Class A(a)	1,135	9,716
elf Beauty, Inc.(a)	7,894	436,538
Estee Lauder Cos., Inc., Class A	2,206	547,331
Haleon PLC(a)	17,757	70,258
Herbalife Nutrition Ltd.(a)	6,273	93,342
Hindustan Unilever Ltd.	19,797	611,598
Honest Co., Inc.(a)	4,757	14,318
Kao Corp.	2,300	91,311
Kobayashi Pharmaceutical Co. Ltd.	400	27,417
L’Oreal SA	1,192	426,852
Medifast, Inc.	1,384	159,644
Natural Health Trends Corp.(b)	3	10
Nature’s Sunshine Products, Inc.(a)	2,873	23,903

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
Nu Skin Enterprises, Inc., Class A(b)	4,706	$198,405
Olaplex Holdings, Inc.(a)	277	1,443
Shiseido Co. Ltd.	700	34,310
Unilever PLC	8,674	437,931
USANA Health Sciences, Inc.(a)	1,804	95,973

		3,507,658

Pharmaceuticals — 3.1%
Aclaris Therapeutics, Inc.(a)	6,903	108,722
Amneal Pharmaceuticals, Inc.(a)	13,679	27,221
Amphastar Pharmaceuticals, Inc.(a)	7,829	219,369
Amylyx Pharmaceuticals, Inc.(a)	1,390	51,360
Arvinas, Inc.(a)	6,263	214,257
Aspen Pharmacare Holdings Ltd.	25,254	201,974
Astellas Pharma, Inc.	8,000	121,645
AstraZeneca PLC	4,894	662,253
Asymchem Laboratories Tianjin Co. Ltd., Class A	7,300	155,844
Atea Pharmaceuticals, Inc.(a)	13,898	66,849
Axsome Therapeutics, Inc.(a)	1,329	102,506
Bayer AG, Registered Shares	3,515	180,917
Bristol-Myers Squibb Co.	15,615	1,123,499
Cara Therapeutics, Inc.(a)	2,169	23,295
Cassava Sciences, Inc.(a)(b)	1,592	47,028
Catalent, Inc.(a)	1,253	56,398
China Medical System Holdings Ltd.	42,000	65,721
China Resources Pharmaceutical Group Ltd.(c)	302,000	243,585
Chugai Pharmaceutical Co. Ltd.	3,100	79,071
Collegium Pharmaceutical, Inc.(a)	3,969	92,081
Corcept Therapeutics, Inc.(a)	18,198	369,601
CSPC Pharmaceutical Group Ltd.	283,520	295,165
Daiichi Sankyo Co. Ltd.	6,200	199,557
DICE Therapeutics, Inc.(a)(b)	1,507	47,018
Dr Reddy’s Laboratories Ltd.	3,187	162,996
Dr Reddy’s Laboratories Ltd., ADR	2,085	107,899
Eisai Co. Ltd.	900	59,357
Elanco Animal Health, Inc.(a)	2,380	29,084
Eli Lilly & Co.	9,969	3,647,059
Endo International PLC(a)	21,487	1,521
Esperion Therapeutics, Inc.(a)	13,528	84,279
Flexion Therapeutics(d)	3,275	2,031
Glenmark Pharmaceuticals Ltd.	37,866	193,922
GSK PLC	14,205	245,508
Hanmi Pharm Co. Ltd.	493	116,762
Harmony Biosciences Holdings, Inc.(a)	4,161	229,271
Hikma Pharmaceuticals PLC	1,233	22,978
Intra-Cellular Therapies, Inc.(a)	8,322	440,400
Ipsen SA	263	28,288
Jazz Pharmaceuticals PLC(a)	461	73,442
Johnson & Johnson	19,824	3,501,910
Kyowa Kirin Co. Ltd.	1,300	29,775
Lannett Co., Inc.(a)(b)	9,376	4,883
Ligand Pharmaceuticals, Inc.(a)	1,908	127,454
Mega Lifesciences PCL, NVDR	189,700	255,933
Merck & Co., Inc.	17,650	1,958,267
Merck KGaA	643	124,061
Mind Medicine MindMed, Inc.(a)	1,005	2,211
Nektar Therapeutics(a)	37,541	84,843
NGM Biopharmaceuticals, Inc.(a)	11,888	59,678
Nippon Shinyaku Co. Ltd.	400	22,700
Novartis AG, Registered Shares	6,510	589,138
Novo Nordisk A/S, Class B	4,499	611,034
Nuvation Bio, Inc.(a)	14,412	27,671

Security	Shares	Value

Pharmaceuticals (continued)
Ono Pharmaceutical Co. Ltd.	1,600	$37,398
Oramed Pharmaceuticals, Inc.(a)(b)	2,439	29,341
Organon & Co.	832	23,238
Orion OYJ, Class B	482	26,425
Otsuka Holdings Co. Ltd.	1,800	58,703
Perrigo Co. PLC	440	15,000
Pfizer, Inc.	45,996	2,356,835
Phathom Pharmaceuticals, Inc.(a)	1,525	17,110
Phibro Animal Health Corp., Class A	6,136	82,284
Pliant Therapeutics, Inc.(a)(b)	3,262	63,054
Porton Pharma Solutions Ltd., Class A	20,900	123,113
Prestige Consumer Healthcare, Inc.(a)	13,295	832,267
Reata Pharmaceuticals, Inc., Class A(a)(b)	4,018	152,644
Revance Therapeutics, Inc.(a)(b)	11,106	205,017
Roche Holding AG	2,130	674,014
Royalty Pharma PLC, Class A	1,745	68,962
Sanofi	3,836	369,892
Shionogi & Co. Ltd.	1,000	49,893
Sino Biopharmaceutical Ltd.	94,000	54,738
Sun Pharmaceutical Industries Ltd.	34,967	422,856
Supernus Pharmaceuticals, Inc.(a)	12,690	452,652
Takeda Pharmaceutical Co. Ltd.	5,900	184,355
TherapeuticsMD, Inc.(a)	745	4,165
Theravance Biopharma, Inc.(a)	4,402	49,390
Ventyx Biosciences, Inc.(a)	1,264	41,447
Viatris, Inc.	6,943	77,276
Xeris Biopharma Holdings, Inc.(a)	14,566	19,373
Zoetis, Inc.	2,247	329,298
Zydus Lifesciences Ltd.	29,005	146,969

		24,567,000

Professional Services — 0.7%
ASGN, Inc.(a)	6,218	506,643
Booz Allen Hamilton Holding Corp., Class A	241	25,189
Bureau Veritas SA	1,063	28,014
CACI International, Inc., Class A(a)	78	23,446
CBIZ, Inc.(a)	1,424	66,714
CoStar Group, Inc.(a)	1,930	149,151
Dun & Bradstreet Holdings, Inc.	549	6,731
Equifax, Inc.	207	40,233
Exponent, Inc.	4,221	418,259
First Advantage Corp.(a)	10,686	138,918
Franklin Covey Co.(a)	3,729	174,405
FTI Consulting, Inc.(a)	111	17,627
Heidrick & Struggles International, Inc.	5,963	166,785
Insperity, Inc.	13,422	1,524,739
KBR, Inc.(b)	6,969	367,963
Kelly Services, Inc., Class A	7,504	126,818
Kforce, Inc.	6,583	360,946
Korn Ferry	3,640	184,257
L&T Technology Services Ltd.(c)	7,563	336,323
ManpowerGroup, Inc.	630	52,422
Mistras Group, Inc.(a)	5,359	26,420
Nihon M&A Center Holdings, Inc.	2,300	28,301
Recruit Holdings Co. Ltd.	3,200	100,166
RELX PLC	3,459	95,635
Science Applications International Corp.	183	20,300
SGS SA, Registered Shares	15	34,940
Teleperformance	169	40,402
TransUnion	544	30,872
TriNet Group, Inc.(a)(b)	8,111	549,926
TrueBlue, Inc.(a)	6,361	124,548

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Upwork, Inc.(a)	5,309	$55,426
Verisk Analytics, Inc.	309	54,514

		5,877,033

Real Estate Management & Development — 0.6%
Aldar Properties PJSC	104,588	125,671
Altisource Portfolio Solutions SA(a)	3,960	37,462
Anywhere Real Estate, Inc.(a)	16,376	104,643
CBRE Group, Inc., Class A(a)	1,083	83,348
Central Pattana PCL, NVDR	68,700	140,635
China Overseas Land & Investment Ltd.	80,000	209,350
China Resources Land Ltd.	52,000	236,567
China Vanke Co. Ltd., Class H	95,100	191,317
CK Asset Holdings Ltd.	10,500	64,398
Compass, Inc., Class A(a)	19,884	46,330
Country Garden Holdings Co. Ltd.	214,000	72,085
Country Garden Services Holdings Co. Ltd.	51,000	125,110
Cushman & Wakefield PLC(a)(b)	3,704	46,152
Daito Trust Construction Co. Ltd.	500	51,191
Daiwa House Industry Co. Ltd.	3,000	69,109
DigitalBridge Group, Inc.(b)	17,542	191,909
Emaar Properties PJSC	118,183	188,021
eXp World Holdings, Inc.(b)	6,544	72,507
Howard Hughes Corp.(a)(b)	123	9,400
Jones Lang LaSalle, Inc.(a)	157	25,021
KE Holdings, Inc., ADR(a)	19,986	279,004
Kennedy-Wilson Holdings, Inc.(b)	21,361	336,008
Longfor Group Holdings Ltd.(c)	39,000	120,009
Marcus & Millichap, Inc.	9,963	343,225
Mitsubishi Estate Co. Ltd.	4,800	62,177
Mitsui Fudosan Co. Ltd.	3,000	54,831
Newmark Group, Inc., Class A	7,904	62,995
Opendoor Technologies, Inc.(a)(b)	1,507	1,748
Redfin Corp.(a)	4,936	20,929
RMR Group, Inc., Class A	9,284	262,273
SM Prime Holdings, Inc.	344,300	219,667
Sun Hung Kai Properties Ltd.	7,000	95,615
Sunac China Holdings Ltd.(a)(d)	245,000	49,933
Supalai PCL, NVDR	777,400	545,386
Swire Pacific Ltd., Class A	2,500	21,915
Swire Properties Ltd.	14,800	37,487
Vonovia SE	1,876	44,192
Wharf Real Estate Investment Co. Ltd.	5,000	29,121
Zillow Group, Inc., Class A(a)	191	5,961
Zillow Group, Inc., Class C(a)	655	21,097

		4,703,799

Road & Rail — 0.5%
ArcBest Corp.	3,149	220,556
Aurizon Holdings Ltd.	38,582	97,745
Avis Budget Group, Inc.(a)	100	16,393
Central Japan Railway Co.	500	61,390
Covenant Logistics Group, Inc.(b)	6,164	213,089
CSX Corp.	31,165	965,492
Daqin Railway Co. Ltd., Class A	123,300	118,990
East Japan Railway Co.	900	51,262
Hankyu Hanshin Holdings, Inc.	900	26,665
Hertz Global Holdings, Inc.(a)	798	12,281
Keisei Electric Railway Co. Ltd.	600	17,047
Landstar System, Inc.(b)	128	20,851
Lyft, Inc., Class A(a)	7,252	79,917
Marten Transport Ltd.	8,369	165,539
Norfolk Southern Corp.	256	63,084

Security	Shares	Value

Road & Rail (continued)
Old Dominion Freight Line, Inc.	87	$24,689
RXO, Inc.(a)	332	5,710
Ryder System, Inc.	549	45,880
Saia, Inc.(a)(b)	2,073	434,667
Schneider National, Inc., Class B	1,511	35,357
Tokyu Corp.	1,800	22,669
TuSimple Holdings, Inc., Class A(a)	5,992	9,827
Uber Technologies, Inc.(a)	17,692	437,523
Union Pacific Corp.	2,351	486,822
Werner Enterprises, Inc.(b)	1,738	69,972
West Japan Railway Co.	1,000	43,419
XPO Logistics, Inc.(a)(b)	332	11,052

		3,757,888

Semiconductors & Semiconductor Equipment — 4.5%
ACM Research, Inc., Class A(a)	2,634	20,308
Advanced Micro Devices, Inc.(a)	5,603	362,906
Advantest Corp.	2,000	128,097
Allegro MicroSystems, Inc.(a)	138	4,143
Ambarella, Inc.(a)	2,492	204,917
Amkor Technology, Inc.	21,019	504,036
Analog Devices, Inc.	14,655	2,403,860
Applied Materials, Inc.	5,399	525,755
ASE Technology Holding Co. Ltd.	230,000	698,827
ASM International NV	195	49,478
ASML Holding NV	1,170	637,944
Axcelis Technologies, Inc.(a)	5,853	464,494
Broadcom, Inc.	1,066	596,033
Cirrus Logic, Inc.(a)	183	13,630
Diodes, Inc.(a)	781	59,465
Disco Corp.	100	28,502
Elan Microelectronics Corp.	66,000	183,996
Enphase Energy, Inc.(a)	1,980	524,621
Entegris, Inc.	3,549	232,779
First Solar, Inc.(a)	348	52,127
FormFactor, Inc.(a)	2,883	64,089
Formosa Sumco Technology Corp.	19,000	83,695
Global Foundries, Inc.(a)(b)	180	9,700
Global Unichip Corp.	5,000	103,388
Impinj, Inc.(a)	1,432	156,346
Infineon Technologies AG	8,320	252,860
Intel Corp.	54,875	1,450,346
JA Solar Technology Co. Ltd., Class A	8,800	76,150
KLA Corp.	1,470	554,234
Lam Research Corp.(b)	2,793	1,173,898
Lattice Semiconductor Corp.(a)	8,254	535,519
LONGi Green Energy Technology Co. Ltd., Class A	95,900	583,312
Marvell Technology, Inc.	2,497	92,489
MaxLinear, Inc.(a)	8,808	299,032
MediaTek, Inc.	63,000	1,273,792
Microchip Technology, Inc.	990	69,547
Micron Technology, Inc.	2,488	124,350
MKS Instruments, Inc.	190	16,099
NAURA Technology Group Co. Ltd., Class A	1,700	55,260
NVIDIA Corp.	17,295	2,527,491
NXP Semiconductors NV	1,508	238,309
ON Semiconductor Corp.(a)	627	39,106
Onto Innovation, Inc.(a)	2,425	165,118
Photronics, Inc.(a)	10,818	182,067
Power Integrations, Inc.	6,090	436,775
Qualcomm, Inc.	7,662	842,360
Rambus, Inc.(a)	7,250	259,695
Realtek Semiconductor Corp.	20,000	181,880

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Renesas Electronics Corp.(a)	12,100	$106,943
Rohm Co. Ltd.	1,300	93,196
Semtech Corp.(a)	21,797	625,356
Silicon Laboratories, Inc.(a)(b)	7,873	1,068,130
Sino-American Silicon Products, Inc.	71,000	321,269
Skyworks Solutions, Inc.	703	64,064
SolarEdge Technologies, Inc.(a)	343	97,162
StarPower Semiconductor Ltd., Class A	1,200	57,019
STMicroelectronics NV	3,334	118,477
Synaptics, Inc.(a)(b)	6,019	572,768
Taiwan Semiconductor Manufacturing Co. Ltd.	712,000	10,340,703
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,742	949,152
Texas Instruments, Inc.	3,213	530,852
Tokyo Electron Ltd.	500	146,914
Ultra Clean Holdings, Inc.(a)	2,587	85,759
United Microelectronics Corp.	349,000	458,546
United Microelectronics Corp., ADR(b)	28,685	187,313
Universal Display Corp.	143	15,450
Veeco Instruments, Inc.(a)(b)	7,741	143,828

		35,525,726

Software — 4.9%
8x8, Inc.(a)(b)	22,602	97,641
A10 Networks, Inc.	1,368	22,750
ACI Worldwide, Inc.(a)	25,504	586,592
Adobe, Inc.(a)	5,680	1,911,490
Agilysys, Inc.(a)	1,771	140,157
Alarm.com Holdings, Inc.(a)	2,940	145,471
Alteryx, Inc., Class A(a)	1,092	55,332
ANSYS, Inc.(a)	1,292	312,134
Appfolio, Inc., Class A(a)	3,231	340,483
Appian Corp., Class A(a)	4,672	152,120
Asana, Inc., Class A(a)(b)	11,038	151,993
Atlassian Corp., Class A(a)(b)	480	61,766
Autodesk, Inc.(a)	2,362	441,387
AVEVA Group PLC	621	24,037
Bentley Systems, Inc., Class B	421	15,560
Bill.com Holdings, Inc.(a)	2,425	264,228
Black Knight, Inc.(a)	598	36,927
Blackline, Inc.(a)(b)	5,470	367,967
Blend Labs, Inc., Class A(a)(b)	21,468	30,914
Box, Inc., Class A(a)	23,107	719,321
C3.ai, Inc., Class A(a)(b)	10,443	116,857
Cadence Design Systems, Inc.(a)	1,745	280,317
Cerence, Inc.(a)	3,243	60,093
Clear Secure, Inc., Class A(b)	5,087	139,536
CommVault Systems, Inc.(a)	2,626	165,018
Confluent, Inc., Class A(a)(b)	407	9,052
Couchbase, Inc.(a)	2,408	31,930
Crowdstrike Holdings, Inc., Class A(a)	1,520	160,041
Dassault Systemes SE	2,619	94,178
Datadog, Inc., Class A(a)	903	66,371
Digital Turbine, Inc.(a)	9,336	142,281
DocuSign, Inc.(a)	4,494	249,057
Dolby Laboratories, Inc., Class A	200	14,108
Domo, Inc., Class B(a)	8,379	119,317
DoubleVerify Holdings, Inc.(a)(b)	200	4,392
Duck Creek Technologies, Inc.(a)	7,448	89,748
Dynatrace, Inc.(a)	523	20,031
Elastic NV(a)	254	13,081
EngageSmart, Inc.(a)	15,818	278,397
Everbridge, Inc.(a)	3,344	98,916

Security	Shares	Value

Software (continued)
Fair Isaac Corp.(a)	96	$57,464
Five9, Inc.(a)	231	15,676
Fortinet, Inc.(a)	5,779	282,535
HubSpot, Inc.(a)	1,026	296,647
Informatica, Inc., Class A(a)(b)	115	1,873
Intuit, Inc.	3,122	1,215,145
Jamf Holding Corp.(a)(b)	184	3,919
Kingdee International Software Group Co. Ltd.(a)	34,000	72,151
KnowBe4, Inc., Class A(a)	5,677	140,676
Latch, Inc.(a)	21,975	15,600
LivePerson, Inc.(a)	22,441	227,552
LiveRamp Holdings, Inc.(a)	10,500	246,120
Manhattan Associates, Inc.(a)	1,836	222,890
Marin Software, Inc.(a)	1,610	1,610
Matterport, Inc.(a)	27,850	77,980
Microsoft Corp.	66,617	15,976,089
MicroStrategy, Inc., Class A(a)	191	27,040
Model N, Inc.(a)	10,947	444,010
Momentive Global, Inc.(a)	21,654	151,578
Monday.com Ltd.(a)(b)	188	22,936
nCino, Inc.(a)	192	5,076
NCR Corp.(a)	425	9,949
New Relic, Inc.(a)	176	9,935
Nutanix, Inc., Class A(a)	715	18,626
Oracle Corp.(b)	4,652	380,255
Oracle Corp. Japan	1,300	84,528
PagerDuty, Inc.(a)	17,721	470,670
Palantir Technologies, Inc., Class A(a)	2,857	18,342
Palo Alto Networks, Inc.(a)	1,960	273,498
Paycom Software, Inc.(a)	791	245,455
Paycor HCM, Inc.(a)(b)	155	3,793
Paylocity Holding Corp.(a)	1,301	252,732
Pegasystems, Inc.	136	4,657
PowerSchool Holdings, Inc., Class A(a)	3,681	84,957
Procore Technologies, Inc.(a)	204	9,625
Progress Software Corp.	4,250	214,413
PROS Holdings, Inc.(a)	6,539	158,636
PTC, Inc.(a)	190	22,808
Q2 Holdings, Inc.(a)	11,103	298,338
Qualys, Inc.(a)(b)	2,719	305,153
Rapid7, Inc.(a)	14,824	503,720
RingCentral, Inc., Class A(a)	4,766	168,716
Roper Technologies, Inc.	394	170,243
Sage Group PLC	11,887	107,039
Salesforce, Inc.(a)	13,582	1,800,837
SAP SE	3,559	367,434
Sapiens International Corp. NV	2,080	38,438
SentinelOne, Inc., Class A(a)	587	8,564
ServiceNow, Inc.(a)	2,563	995,136
Smartsheet, Inc., Class A(a)(b)	411	16,177
Splunk, Inc.(a)	519	44,681
Sprout Social, Inc., Class A(a)	5,082	286,930
SPS Commerce, Inc.(a)	2,965	380,795
Sumo Logic, Inc.(a)	25,403	205,764
Synchronoss Technologies, Inc.(a)	11,580	7,158
Synopsys, Inc.(a)	464	148,151
Tenable Holdings, Inc.(a)	13,940	531,811
Teradata Corp.(a)	335	11,276
Trend Micro, Inc.(a)	400	18,707
Tyler Technologies, Inc.(a)	295	95,111
UiPath, Inc., Class A(a)	1,278	16,243
Upland Software, Inc.(a)	8,112	57,839

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Varonis Systems, Inc.(a)	19,157	$458,619
Verint Systems, Inc.(a)	10,070	365,340
Viant Technology, Inc., Class A(a)	1,855	7,457
VMware, Inc., Class A(a)	1,517	186,227
WiseTech Global Ltd.	1,271	43,713
Workday, Inc., Class A(a)	3,771	631,001
Workiva, Inc.(a)	3,722	312,536
Xero Ltd.(a)	603	28,753
Yext, Inc.(a)	29,345	191,623
Zeta Global Holdings Corp., Class A(a)(b)	8,813	72,002
Zoom Video Communications, Inc., Class A(a)	863	58,460
Zscaler, Inc.(a)(b)	1,247	139,539
Zuora, Inc., Class A(a)	33,373	212,252

		39,090,220

Specialty Retail — 2.3%
Aaron’s Co., Inc.(b)	8,559	102,280
Abercrombie & Fitch Co., Class A(a)	2,353	53,907
Abu Dhabi National Oil Co. for Distribution PJSC	59,088	70,840
Academy Sports & Outdoors, Inc.	4,936	259,337
Advance Auto Parts, Inc.	1,017	149,530
American Eagle Outfitters, Inc.(b)	35,999	502,546
Asbury Automotive Group, Inc.(a)	888	159,174
AutoNation, Inc.(a)	676	72,535
AutoZone, Inc.(a)	273	673,267
Best Buy Co., Inc.	6,310	506,125
Boot Barn Holdings, Inc.(a)	3,033	189,623
Burlington Stores, Inc.(a)	1,684	341,448
CarMax, Inc.(a)	2,186	133,106
Carvana Co.(a)(b)	342	1,621
Chico’s FAS, Inc.(a)	30,212	148,643
China Meidong Auto Holdings Ltd.	40,000	81,686
China Yongda Automobiles Services Holdings Ltd.	306,000	226,366
Conn’s, Inc.(a)(b)	6,033	41,507
Dick’s Sporting Goods, Inc.	732	88,052
Fast Retailing Co. Ltd.	200	121,707
Five Below, Inc.(a)	179	31,660
Floor & Decor Holdings, Inc., Class A(a)(b)	338	23,535
Foot Locker, Inc.	15,140	572,141
GameStop Corp., Class A(a)(b)	879	16,226
Gap, Inc.(b)	648	7,309
Group 1 Automotive, Inc.(b)	3,059	551,752
H & M Hennes & Mauritz AB, B Shares	3,867	41,672
Haverty Furniture Cos., Inc.(b)	4,799	143,490
Home Depot, Inc.(b)	13,819	4,364,869
Home Product Center PCL, NVDR	825,400	369,019
Industria de Diseno Textil SA	2,401	63,773
JD Sports Fashion PLC	21,232	32,265
Kingfisher PLC	20,227	57,469
Leslie’s, Inc.(a)	519	6,337
Lithia Motors, Inc.(b)	91	18,631
Lowe’s Cos., Inc	10,755	2,142,826
MarineMax, Inc.(a)	5,712	178,329
Monro, Inc.(b)	3,273	147,940
Murphy USA, Inc.	3,099	866,295
National Vision Holdings, Inc.(a)(b)	4,762	184,575
Nitori Holdings Co. Ltd.	600	78,398
ODP Corp.(a)	5,270	239,996
O’Reilly Automotive, Inc.(a)	559	471,813
Penske Automotive Group, Inc.(b)	106	12,183
Petco Health & Wellness Co., Inc.(a)	190	1,801
Rent-A-Center, Inc., Class A(b)	1,286	28,999

Security	Shares	Value

Specialty Retail (continued)
RH(a)	60	$16,031
Ross Stores, Inc.	5,809	674,251
Shift Technologies, Inc.(a)	3,044	453
Shoe Carnival, Inc.(b)	3,420	81,772
Signet Jewelers Ltd.(b)	8,873	603,364
Sonic Automotive, Inc., Class A(b)	2,908	143,277
TJX Cos., Inc.	13,545	1,078,182
Topsports International Holdings Ltd.(c)	126,000	99,273
Truworths International Ltd.	79,923	257,933
Ulta Beauty, Inc.(a)	764	358,370
USS Co. Ltd.	1,300	20,627
Via SA(a)	400,935	182,288
Victoria’s Secret & Co.(a)	256	9,160
Warby Parker, Inc., Class A(a)	4,321	58,290
Williams-Sonoma, Inc.(b)	224	25,742

		18,185,616

Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	121,161	15,742,449
Canon, Inc.(b)	1,800	38,959
Chicony Electronics Co. Ltd.	82,000	229,652
Dell Technologies, Inc., Class C	4,837	194,544
FUJIFILM Holdings Corp.	2,600	130,004
Hewlett Packard Enterprise Co.	49,076	783,253
HP, Inc.	9,713	260,988
Lenovo Group Ltd.	314,000	255,752
Logitech International SA, Registered Shares(b)	1,139	70,629
Pure Storage, Inc., Class A(a)	920	24,619
Samsung Electronics Co. Ltd.	134,581	5,907,197
Super Micro Computer, Inc.(a)	5,703	468,216
Wistron Corp.	308,000	294,158
Xerox Holdings Corp.(b)	16,023	233,936

		24,634,356

Textiles, Apparel & Luxury Goods — 1.1%
Adidas AG	159	21,549
ANTA Sports Products Ltd.	44,400	577,500
Bosideng International Holdings Ltd.	266,000	126,050
Capri Holdings Ltd.(a)	441	25,278
Carter’s, Inc.(b)	128	9,550
Cie Financiere Richemont SA, Registered Shares, Class A	1,384	179,449
Columbia Sportswear Co.(b)	121	10,597
Crocs, Inc.(a)	5,247	568,932
Culp, Inc.	3,408	15,643
Deckers Outdoor Corp.(a)	622	248,277
Feng TAY Enterprise Co. Ltd.	24,000	160,788
G-III Apparel Group Ltd.(a)	7,827	107,308
Hanesbrands, Inc.(b)	1,189	7,562
Hansae Co. Ltd.	17,429	214,005
Hermes International	62	95,967
Kering SA	114	58,018
Li Ning Co. Ltd.	27,000	232,173
Lululemon Athletica, Inc.(a)	3,670	1,175,794
LVMH Moet Hennessy Louis Vuitton SE	719	523,211
Makalot Industrial Co. Ltd.	100,000	756,270
NIKE, Inc., Class B	14,177	1,658,851
Oxford Industries, Inc.(b)	3,507	326,782
Pou Chen Corp.	160,000	177,839
PVH Corp.	225	15,883
Ralph Lauren Corp.(b)	2,304	243,464
Shenzhou International Group Holdings Ltd.	27,400	305,560
Skechers USA, Inc., Class A(a)	447	18,752

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.	9,452	$302,086
Tapestry, Inc.(b)	825	31,416
Under Armour, Inc., Class A(a)	617	6,269
Under Armour, Inc., Class C(a)	655	5,843
VF Corp.(b)	7,270	200,725

		8,407,391

Thrifts & Mortgage Finance — 0.5%
Axos Financial, Inc.(a)	4,529	173,099
Essent Group Ltd.	41,231	1,603,061
Federal Agricultural Mortgage Corp., Class C	4,861	547,883
FS Bancorp, Inc.	3,121	104,366
Merchants Bancorp	8,869	215,694
MGIC Investment Corp.	1,007	13,091
Mr. Cooper Group, Inc.(a)	4,220	169,349
New York Community Bancorp, Inc.(b)	1,546	13,296
NMI Holdings, Inc., Class A(a)	20,040	418,836
OP Bancorp	8,857	98,844
Radian Group, Inc.	24,613	469,370
Rocket Cos., Inc., Class A	379	2,653
Southern Missouri Bancorp, Inc.	4,840	221,817
TFS Financial Corp.	169	2,435
UWM Holdings Corp.(b)	294	973
Western New England Bancorp, Inc.	10,176	96,265

		4,151,032

Tobacco — 0.2%
British American Tobacco PLC	6,743	266,741
Imperial Brands PLC	4,369	108,837
ITC Ltd.	207,663	831,223
Japan Tobacco, Inc.	3,900	78,625
Philip Morris International, Inc.	643	65,078
Turning Point Brands, Inc.	2,708	58,574
Vector Group Ltd.	3,756	44,546

		1,453,624

Trading Companies & Distributors — 1.0%
Adani Enterprises Ltd.	5,202	242,242
Air Lease Corp.	367	14,100
Applied Industrial Technologies, Inc.	8,159	1,028,279
BlueLinx Holdings, Inc.(a)	647	46,008
Boise Cascade Co.	5,242	359,968
Brenntag SE	788	50,254
Core & Main, Inc., Class A(a)	193	3,727
GATX Corp.(b)	4,729	502,882
GMS, Inc.(a)	7,696	383,261
H&E Equipment Services, Inc.	4,012	182,145
Herc Holdings, Inc.	1,963	258,272
ITOCHU Corp.	6,400	200,786
Karat Packaging, Inc.	3,924	56,388
LX International Corp.	5,569	150,029
McGrath RentCorp	6,715	663,039
Mitsubishi Corp.	1,100	35,711
Mitsui & Co. Ltd.	3,200	93,202
MonotaRO Co. Ltd.	2,700	38,032
MRC Global, Inc.(a)	17,824	206,402
MSC Industrial Direct Co., Inc., Class A	154	12,582
NOW, Inc.(a)	12,181	154,699
Rush Enterprises, Inc., Class A	24,394	1,275,318
SiteOne Landscape Supply, Inc.(a)(b)	2,893	339,407
Titan Machinery, Inc.(a)	4,830	191,896
Univar Solutions, Inc.(a)	549	17,458

Security	Shares	Value

Trading Companies & Distributors (continued)
W.W.Grainger, Inc.(b)	1,546	$859,962
Watsco, Inc.(b)	112	27,933
WESCO International, Inc.(a)(b)	2,307	288,836

		7,682,818

Transportation Infrastructure — 0.1%
Aena SME SA(a)(c)	303	37,984
Aeroports de Paris(a)	465	62,297
China Merchants Port Holdings Co. Ltd.	92,000	134,319
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,818	97,670
International Container Terminal Services, Inc.	80,060	287,334
Malaysia Airports Holdings Bhd(a)	79,000	117,751
Santos Brasil Participacoes SA	90,200	133,403
Saudi Industrial Services Co.	18,696	101,138

		971,896

Water Utilities — 0.1%
American Water Works Co., Inc.	2,770	422,204
Cia de Saneamento de Minas Gerais-COPASA	91,252	271,242
Essential Utilities, Inc.	367	17,517
Guangdong Investment Ltd.	146,000	149,073
Severn Trent PLC	2,583	82,522
United Utilities Group PLC	6,343	75,788

		1,018,346

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Series L	171,371	155,484
Axiata Group Bhd	164,700	115,678
Far EasTone Telecommunications Co. Ltd.	46,000	98,669
Maxis Bhd	99,000	86,332
MTN Group Ltd.	42,784	319,543
SoftBank Group Corp.	600	25,376
Taiwan Mobile Co. Ltd.	130,000	400,300
Turkcell Iletisim Hizmetleri A/S	48,794	98,384
U.S. Cellular Corp.(a)	7,051	147,013
Vodacom Group Ltd.	30,041	216,937

		1,663,716

Total Common Stocks — 90.6% (Cost: $681,818,940)		721,085,690

Preferred Securities

Preferred Stocks — 0.5%

Airlines — 0.0%
Azul SA, Preference Shares(a)	110,022	226,281

Automobiles — 0.0%
Dr Ing hc F Porsche AG(a)	478	48,237
Porsche Automobil Holding SE, Preference Shares	519	28,304
Volkswagen AG, Preference Shares	937	116,234

		192,775

Banks — 0.2%
Banco Bradesco SA, Preference Shares	202,438	577,452
Itau Unibanco Holding SA, Preference Shares	117,159	554,883

		1,132,335

Electric Utilities — 0.0%
Cia Energetica de Minas Gerais, Preference Shares	56,225	116,321

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.(a)(b)	1,897	2,675

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 0.0%
Henkel AG & Co. KGaA, Preference Shares	1,285	$89,067

Life Sciences Tools & Services — 0.0%
Sartorius AG, Preference Shares	153	60,416

Metals & Mining — 0.1%
Gerdau SA, Preference Shares	34,092	187,395
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A	87,789	117,722

		305,117

Oil, Gas & Consumable Fuels — 0.2%
Petroleo Brasileiro SA, Preference Shares	305,563	1,417,713

Real Estate Management & Development — 0.0%
Brookfield Property Preferred LP, Preference Shares, 07/26/81(a)	7	99

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A(a)(e)	1,463	38,360

		3,581,159

Total Preferred Securities — 0.5% (Cost: $3,901,357)		3,581,159

Rights

Metals & Mining — 0.0%
Pan American Silver Corp.(a)	16,660	9,513

Total Rights — 0.0% (Cost: $3,539)		9,513

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Issued 07/06/20, Exercisable 08/03/20, 1 Share for 1 Warrant, Expires 08/03/27, Strike Price USD 22.00)(a)(b)	365	15,049

Total Warrants — 0.0% (Cost: $1,792)		15,049

Total Long-Term Investments — 91.1% (Cost: $685,725,628)		724,691,411

Security	Shares	Value

Short-Term Securities

Money Market Funds — 11.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(f)(g)(h)	47,938,918	$47,953,300
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(f)(g)	42,893,581	42,893,581

Total Short-Term Securities — 11.4% (Cost: $90,821,517)		90,846,881

Total Investments — 102.5% (Cost: $776,547,145)		815,538,292
Liabilities in Excess of Other Assets — (2.5)%		(19,766,792)

Net Assets — 100.0%		$795,771,500

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$48,721,610	$—	$(766,423	)(a)	$(19,242)	$17,355	$47,953,300	47,938,918	$263,879	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	112,285,491	—	(69,391,910	)(a)	—	—	42,893,581	42,893,581	1,150,798		—

					$(19,242)	$17,355	$90,846,881		$1,414,677		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	87	03/17/23	$4,173	$(62,696)
Russell 2000 E-Mini Index	14	03/17/23	1,240	(22,808)
S&P 500 E-Mini Index	1,073	03/17/23	202,123	(7,172,451)

				(7,257,955)

Short Contracts
MSCI EAFE Index	413	03/17/23	40,255	949,809
MSCI Emerging Markets Index	1,199	03/17/23	57,516	1,525,464
Russell 2000 E-Mini Index	202	03/17/23	17,886	564,248

				3,039,521

				$(4,218,434)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	506,000	USD	545,901	Bank of America N.A.	03/15/23	$5,513
EUR	407,000	USD	429,083	Bank of America N.A.	03/15/23	8,680
JPY	60,026,000	USD	451,560	Toronto-Dominion Bank	03/15/23	10,104
SGD	138,000	USD	102,244	UBS AG	03/15/23	903
USD	132,260	CAD	178,000	Bank of America N.A.	03/15/23	724
USD	599,610	GBP	487,000	UBS AG	03/15/23	9,827
USD	703,294	NOK	6,865,000	Barclays Bank PLC	03/15/23	445

						36,196

NZD	118,000	USD	75,617	Morgan Stanley & Co. International PLC	03/15/23	(639)
SEK	2,490,000	USD	242,367	Bank of America N.A.	03/15/23	(2,791)
SEK	3,986,000	USD	384,967	Morgan Stanley & Co. International PLC	03/15/23	(1,453)
USD	975,102	AUD	1,429,000	Morgan Stanley & Co. International PLC	03/15/23	(580)
USD	642,244	CHF	598,000	Bank of America N.A.	03/15/23	(9,429)
USD	396,114	EUR	370,000	Morgan Stanley & Co. International PLC	03/15/23	(1,852)
USD	693,773	EUR	654,000	Morgan Stanley & Co. International PLC	03/15/23	(9,659)

						(26,403)

						$9,793

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

OTC Total Return Swaps

Paid by the Master Portfolio		Received by the Master Portfolio								Upfront Premium	Unrealized
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR minus 0.22%, 4.32%	Quarterly	Goldman Sachs International	N/A	02/07/23	USD	25,213	$(1,615,672)	$—	$(1,615,672)
1-Day SOFR plus 0.33%, 4.32%	Quarterly	Russell 1000 Index	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/08/23	USD	189,813	(242,093)	—	(242,093)
Russell 2000 Index	Quarterly	1-Day SOFR minus 0.03%, 4.32%	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/08/23	USD	186,045	5,461,211	—	5,461,211
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR plus 0.05%, 4.32%	Quarterly	Merrill Lynch International	N/A	11/08/23	USD	95,684	(5,800,840)	—	(5,800,840)
1-Day SOFR plus 0.32%, 4.32%	Quarterly	Russell 1000 Index	Quarterly	Merrill Lynch International	N/A	11/08/23	USD	94,333	(118,153)	—	(118,153)

									$(2,315,547)	$—	$(2,315,547)

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$5,461,211	$(7,776,758)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,039,521	$—	$—	$—	$3,039,521
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	36,196	—	—	36,196
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	5,461,211	—	—	—	5,461,211

	$—	$—	$8,500,732	$36,196	$—	$—	$8,536,928

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$7,257,955	$—	$—	$—	$7,257,955
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	26,403	—	—	26,403
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	7,776,758	—	—	—	7,776,758

	$—	$—	$15,034,713	$26,403	$—	$—	$15,061,116

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$58,559,417	$—	$—	$—	$58,559,417
Forward foreign currency exchange contracts	—	—	—	(185,223)	—	—	(185,223)
Swaps	—	—	(75,913,520)	—	—	—	(75,913,520)

	$—	$—	$(17,354,103)	$(185,223)	$—	$—	$(17,539,326)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(465,686)	$—	$—	$—	$(465,686)
Forward foreign currency exchange contracts	—	—	—	11,202	—	—	11,202
Swaps	—	—	(9,761,834)	—	—	—	(9,761,834)

	$—	$—	$(10,227,520)	$11,202	$—	$—	$(10,216,318)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$105,092,159
Average notional value of contracts — short	$262,200,496

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,548,609
Average amounts sold — in USD	$2,897,764

Total return swaps:
Average notional value	$621,900,642

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$1,394,920	$651,046
Forward foreign currency exchange contracts	36,196	26,403
Swaps — OTC(a)	5,461,211	7,776,758

Total derivative assets and liabilities in the Statement of Assets and Liabilities	6,892,327	8,454,207

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,394,920)	(651,046)

Total derivative assets and liabilities subject to an MNA	$5,497,407	$7,803,161

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A	$14,917	$(12,220)	$—	$—	$2,697
Barclays Bank PLC	445	—	—	—	445
JPMorgan Chase Bank N.A	5,461,211	(242,093)	—	(5,190,000)	29,118
Toronto-Dominion Bank	10,104	—	—	—	10,104
UBS AG	10,730	—	—	—	10,730

	$5,497,407	$(254,313)	$—	$(5,190,000)	$53,094

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A	$12,220	$(12,220)	$—	$—	$—
Goldman Sachs International	1,615,672	—	—	(1,615,672)	—
JPMorgan Chase Bank N.A	242,093	(242,093)	—	—	—
Merrill Lynch International	5,918,993	—	—	(5,918,993)	—
Morgan Stanley & Co. International PLC	14,183	—	—	—	14,183

	$7,803,161	$(254,313)	$—	$(7,534,665)	$14,183

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,687,084	$657,146	$—	$8,344,230
Air Freight & Logistics	3,600,729	1,136,734	—	4,737,463
Airlines	1,914,836	962,316	—	2,877,152
Auto Components	4,074,783	1,676,986	—	5,751,769
Automobiles	4,288,633	5,475,154	—	9,763,787
Banks	30,385,841	29,255,140	19	59,641,000
Beverages	7,350,057	4,991,863	—	12,341,920
Biotechnology	23,695,659	1,714,076	3,480	25,413,215
Building Products	4,488,444	402,916	—	4,891,360
Capital Markets	10,841,545	2,467,714	—	13,309,259
Chemicals	10,784,757	5,835,774	1	16,620,532
Commercial Services & Supplies	3,108,446	356,628	—	3,465,074
Communications Equipment	2,013,800	1,151,427	—	3,165,227
Construction & Engineering	4,108,335	2,416,132	—	6,524,467
Construction Materials	1,436,661	1,124,497	—	2,561,158
Consumer Finance	6,854,221	649,329	—	7,503,550
Containers & Packaging	1,842,960	188,125	—	2,031,085
Distributors	403,826	69,089	—	472,915
Diversified Consumer Services	1,463,267	349,698	—	1,812,965
Diversified Financial Services	4,835,183	3,756,483	—	8,591,666
Diversified Telecommunication Services	2,799,179	2,034,904	—	4,834,083
Electric Utilities	5,875,864	2,397,961	725	8,274,550
Electrical Equipment	3,838,591	3,364,866	—	7,203,457
Electronic Equipment, Instruments & Components	6,643,229	7,875,868	—	14,519,097
Energy Equipment & Services	6,487,979	122,350	—	6,610,329
Entertainment	2,702,927	1,497,826	—	4,200,753
Equity Real Estate Investment Trusts (REITs)	19,997,743	911,837	—	20,909,580
Food & Staples Retailing	7,292,168	2,466,738	—	9,758,906
Food Products	9,200,250	3,814,723	—	13,014,973
Gas Utilities	2,069,939	2,571,996	—	4,641,935
Health Care Equipment & Supplies	14,941,824	1,419,573	137	16,361,534
Health Care Providers & Services	15,550,795	2,766,647	—	18,317,442
Health Care Technology	3,136,730	252,142	—	3,388,872
Hotels, Restaurants & Leisure	9,076,238	650,706	—	9,726,944

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Household Durables	$4,858,522	$691,404	$—	$5,549,926
Household Products	7,631,281	180,741	—	7,812,022
Independent Power and Renewable Electricity Producers	3,143,105	487,361	—	3,630,466
Industrial Conglomerates	425,902	2,163,829	—	2,589,731
Insurance	10,853,513	6,268,011	—	17,121,524
Interactive Media & Services	13,244,427	10,110,736	—	23,355,163
Internet & Direct Marketing Retail	9,611,432	10,157,262	—	19,768,694
IT Services	17,350,395	6,185,924	—	23,536,319
Leisure Products	631,707	—	—	631,707
Life Sciences Tools & Services	9,951,648	1,340,224	—	11,291,872
Machinery	15,215,404	1,153,812	—	16,369,216
Marine	728,173	306,230	—	1,034,403
Media	4,775,194	474,674	—	5,249,868
Metals & Mining	6,054,982	7,903,058	92	13,958,132
Mortgage Real Estate Investment Trusts (REITs)	983,629	—	—	983,629
Multiline Retail	2,262,337	1,245,479	—	3,507,816
Multi-Utilities	5,724,990	449,616	—	6,174,606
Oil, Gas & Consumable Fuels	21,576,118	9,719,548	37	31,295,703
Paper & Forest Products	201,921	242,604	—	444,525
Personal Products	1,580,623	1,927,035	—	3,507,658
Pharmaceuticals	17,748,429	6,816,540	2,031	24,567,000
Professional Services	5,213,252	663,781	—	5,877,033
Real Estate Management & Development	1,950,012	2,703,854	49,933	4,703,799
Road & Rail	3,318,701	439,187	—	3,757,888
Semiconductors & Semiconductor Equipment	19,545,478	15,980,248	—	35,525,726
Software	38,249,680	840,540	—	39,090,220
Specialty Retail	16,482,300	1,703,316	—	18,185,616
Technology Hardware, Storage & Peripherals	17,708,005	6,926,351	—	24,634,356
Textiles, Apparel & Luxury Goods	4,979,012	3,428,379	—	8,407,391
Thrifts & Mortgage Finance	4,151,032	—	—	4,151,032
Tobacco	168,198	1,285,426	—	1,453,624
Trading Companies & Distributors	6,872,562	810,256	—	7,682,818
Transportation Infrastructure	97,670	874,226	—	971,896
Water Utilities	439,721	578,625	—	1,018,346
Wireless Telecommunication Services	519,434	1,144,282	—	1,663,716
Preferred Securities
Preferred Stocks
Airlines	—	226,281	—	226,281
Automobiles	—	192,775	—	192,775
Banks	—	1,132,335	—	1,132,335
Electric Utilities	—	116,321	—	116,321
Entertainment	2,675	—	—	2,675
Household Products	—	89,067	—	89,067
Life Sciences Tools & Services	—	60,416	—	60,416
Metals & Mining	—	305,117	—	305,117
Oil, Gas & Consumable Fuels	—	1,417,713	—	1,417,713
Real Estate Management & Development	99	—	—	99
Trading Companies & Distributors	38,360	—	—	38,360
Rights	9,513	—	—	9,513
Warrants	15,049	—	—	15,049
Short-Term Securities
Money Market Funds	90,846,881	—	—	90,846,881

	$609,953,889	$205,527,948	$56,455	$815,538,292

Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,039,521	$5,461,211	$—	$8,500,732
Foreign Currency Exchange Contracts	—	36,196	—	36,196

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(7,257,955)	$(7,776,758)	$—	$(15,034,713)
Foreign Currency Exchange Contracts	—	(26,403)	—	(26,403)

	$(4,218,434)	$(2,305,754)	$—	$(6,524,188)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2022

Diversified Equity Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$724,691,411
Investments, at value — affiliated(c)	90,846,881
Cash	1,878,832
Cash pledged:
Collateral — OTC derivatives	7,590,000
Futures contracts	17,016,000
Foreign currency, at value(d)	337,330
Receivables:
Investments sold	3,754,656
Securities lending income — affiliated	15,240
Dividends — unaffiliated	1,238,562
Dividends — affiliated	135,738
Due from broker	7,340,000
Variation margin on futures contracts	1,394,920
Unrealized appreciation on:
Forward foreign currency exchange contracts	36,196
OTC swaps	5,461,211
Prepaid expenses	29,597

Total assets	861,766,574

LIABILITIES
Cash received as collateral for OTC derivatives	5,190,000
Collateral on securities loaned	48,020,946
Payables:
Investments purchased	3,955,231
Administration fees	68,823
Deferred foreign capital gain tax	243,549
Investment advisory fees	35,338
Trustees’ fees	2,907
Professional fees	24,073
Variation margin on futures contracts	651,046
Unrealized depreciation on:
Forward foreign currency exchange contracts	26,403
OTC swaps	7,776,758

Total liabilities	65,995,074

NET ASSETS	$795,771,500

NET ASSETS CONSIST OF
Investors’ capital	$763,564,820
Net unrealized appreciation (depreciation)	32,206,680

NET ASSETS	$795,771,500

(a) Investments, at cost — unaffiliated	$685,725,628
(b) Securities loaned, at value	$46,433,305
(c) Investments, at cost — affiliated	$90,821,517
(d) Foreign currency, at cost	$342,421

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2022

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$16,353,249
Dividends — affiliated	1,150,398
Securities lending income — affiliated — net	264,279
Foreign taxes withheld	(986,079)

Total investment income	16,781,847

EXPENSES
Investment advisory	2,157,935
Administration	863,174
Professional	59,281
Trustees	11,365

Total expenses	3,091,755
Less:
Fees waived and/or reimbursed by the Administrator	(863,174)
Fees waived and/or reimbursed by the Manager	(952,073)

Total expenses after fees waived and/or reimbursed	1,276,508

Net investment income	15,505,339

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(40,431,640)
Investments — affiliated	(19,242)
Forward foreign currency exchange contracts	(185,223)
Foreign currency transactions	(313,674)
Futures contracts	58,559,417
Swaps	(75,913,520)

(58,303,882)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(134,016,828)
Investments — affiliated	17,355
Forward foreign currency exchange contracts	11,202
Foreign currency translations	(18,411)
Futures contracts	(465,686)
Swaps	(9,761,834)

(144,234,202)

Net realized and unrealized loss	(202,538,084)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(187,032,745)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(79,302)
(b) Net of reduction in deferred foreign capital gain tax of	$43,454

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,505,339	$11,009,260
Net realized gain (loss)	(58,303,882)	198,288,129
Net change in unrealized appreciation (depreciation)	(144,234,202)	(1,403,848)

Net increase (decrease) in net assets resulting from operations	(187,032,745)	207,893,541

CAPITAL TRANSACTIONS
Proceeds from contributions	115,505,093	91,448,184
Value of withdrawals	(90,542,544)	(75,303,566)

Net increase in net assets derived from capital transactions	24,962,549	16,144,618

NET ASSETS
Total increase (decrease) in net assets	(162,070,196)	224,038,159
Beginning of year	957,841,696	733,803,537

End of year	$795,771,500	$957,841,696

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	Diversified Equity Master Portfolio
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(19.12)%	27.62%	19.60%	31.98%	(3.90)%

Ratios to Average Net Assets(a)
Total expenses	0.36%	0.35%	0.36%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.80%	1.28%	1.52%	1.85%	1.88%

Supplemental Data
Net assets, end of year (000)	$795,772	$957,842	$733,804	$507,138	$429,098

Portfolio turnover rate	117%	127%	150%	172%	150%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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Notes to Financial Statements (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$6,838,158	$(6,838,158)	$—		$—
Barclays Capital, Inc.	39,480	(39,480)	—		—
BMO Capital Markets Corp.	134,605	(134,605)	—		—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BNP Paribas SA	$6,873,189	$(6,873,189)	$—		$—
BofA Securities, Inc.	1,276,948	(1,276,948)	—		—
Citadel Clearing LLC	1,207,086	(1,207,086)	—		—
Citigroup Global Markets, Inc.	958,777	(958,777)	—		—
Goldman Sachs & Co. LLC	599,670	(599,670)	—		—
HSBC Bank PLC	223,268	(223,268)	—		—
J.P. Morgan Securities LLC	10,918,000	(10,918,000)	—		—
Jefferies LLC	968,425	(968,425)	—		—
Morgan Stanley	8,505,787	(8,505,787)	—		—
National Financial Services LLC	15,331	(15,331)	—		—
Scotia Capital (USA), Inc.	2,284,200	(2,284,200)	—		—
SG Americas Securities LLC	21,521	(21,521)	—		—
Toronto-Dominion Bank	1,445,950	(1,445,950)	—		—
UBS AG	2,370,760	(2,370,760)	—		—
UBS Securities LLC	1,747,353	(1,747,353)	—		—
Virtu Americas LLC	4,797	(4,797)	—		—

	$46,433,305	$(46,433,305)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward

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Notes to Financial Statements (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

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Notes to Financial Statements (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion — $3 billion	0.24
$3 billion — $5 billion	0.23
$5 billion — $10 billion	0.22
Greater than $10 billion	0.21

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses,excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive 0.095% of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the year ended December 31, 2022, the Manager waived $820,015 pursuant to this agreement.

BAL voluntarily agreed to waive all of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $863,174.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BAL and BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2022, the amount waived was $70,646 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $61,412.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $77,296 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Diversified Equity Master Portfolio	$27,718,282	$25,333,002	$(1,603,591)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $957,638,033 and $883,951,893, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Diversified Equity Master Portfolio	$801,075,336	$115,117,222	$(100,653,363)	$14,463,859

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

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Notes to Financial Statements (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Diversified Equity Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Equity Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for Diversified Equity Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Master Portfolio, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	47

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in the MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Additional Information

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

Administrator	Legal Counsel
BlackRock Advisors, LLC	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Accounting Agent and Custodian	Address of MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02111	San Francisco, CA 94105

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2022	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Shell PLC	2.1%
BHP Group Ltd., Class DI	2.0
Novo Nordisk A/S, Class B	1.8
Novartis AG, Registered Shares	1.7
Nestle SA, Registered Shares	1.7
Siemens AG, Registered Shares	1.6
SAP SE	1.6
Sanofi	1.6
AIA Group Ltd.	1.6
ASML Holding NV	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	20.2%
United Kingdom	14.0
France	11.4
Germany	9.5
Australia	8.7
Switzerland	8.5
Netherlands	4.7
United States	4.1
Hong Kong	3.6
Denmark	3.5
Sweden	2.3
Italy	2.0
Norway	2.0
Spain	1.9
Belgium	1.8
Singapore	1.1
Other#	2.6
Liabilities in Excess of Other Assets	(1.9)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2022	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.7%
AGL Energy Ltd.	75,107	$411,142
Allkem Ltd.(a)	59,091	447,656
ANZ Group Holdings Ltd.	24,992	402,594
Aristocrat Leisure Ltd.	86,741	1,787,368
BHP Group Ltd., Class DI	160,651	4,976,477
Charter Hall Group	3,461	28,075
Commonwealth Bank of Australia	5,718	397,143
CSL Ltd.	7,688	1,499,115
Deterra Royalties Ltd.	8,528	26,406
Downer EDI Ltd.	3,431	8,622
Flight Centre Travel Group Ltd.(a)(b)	43,582	426,531
Fortescue Metals Group Ltd.	29,730	415,541
Glencore PLC	64,074	427,287
Iluka Resources Ltd.	13,134	84,484
Insurance Australia Group Ltd.	8,068	25,936
Macquarie Group Ltd.	21,242	2,397,977
Magellan Financial Group Ltd.	1,574	9,523
Medibank Pvt Ltd.	136,276	271,876
Mineral Resources Ltd.	2,057	107,903
National Australia Bank Ltd.	60,139	1,221,039
Nufarm Ltd.	1	4
OZ Minerals Ltd.	9,587	180,707
Pilbara Minerals Ltd.(a)	7,051	17,855
Pro Medicus Ltd.	682	25,490
Qantas Airways Ltd.(a)	14,191	57,441
REA Group Ltd.(b)	9,700	729,503
Rio Tinto Ltd.	2,040	161,008
Rio Tinto PLC	7,734	544,350
Scentre Group(b)	93,929	182,838
Steadfast Group Ltd.	34,133	126,770
Stockland(b)	76,739	188,997
Telstra Corp. Ltd.	279,469	755,807
Treasury Wine Estates Ltd.	3,128	28,898
Westpac Banking Corp.	161,660	2,559,322
WiseTech Global Ltd.(b)	2,703	92,963
Worley Ltd.	96,198	981,263

		22,005,911

Austria — 0.4%
ams-OSRAM AG(a)	17,802	130,429
Andritz AG	10,293	589,193
BAWAG Group AG(c)	2,804	149,426
Erste Group Bank AG	5,977	191,235

		1,060,283

Belgium — 1.8%
Anheuser-Busch InBev SA	41,251	2,484,587

KBC Group NV	19,538	1,257,960
Proximus SADP	4,771	46,063
Solvay SA	7,802	788,829
UCB SA	816	64,295

		4,641,734

China — 0.3%
BOC Hong Kong Holdings Ltd.	171,000	580,510
Budweiser Brewing Co. APAC Ltd.(b)(c)	17,400	54,392

		634,902

Denmark — 3.5%
AP Moller - Maersk A/S, Class A	105	231,405
AP Moller - Maersk A/S, Class B	468	1,047,667
Carlsberg A/S, Class B	1,676	222,316

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	1,131	$132,500
Demant A/S(a)	775	21,611
DSV A/S	2,958	467,770
Genmab A/S(a)	1,422	601,214
H Lundbeck A/S	4,136	15,488
Novo Nordisk A/S, Class B	32,896	4,467,789
Novozymes A/S, B Shares	7,997	405,717
Pandora A/S	1,623	114,716
Tryg A/S	43,330	1,029,761

		8,757,954

Finland — 0.4%
Nokia OYJ(b)	179,745	835,041
Sampo OYJ, A Shares	698	36,456

		871,497

France — 11.4%
Accor SA(a)	893	22,278
Air Liquide SA	3,712	526,864
Airbus SE	7,036	836,597
Arkema SA	7,175	645,354
AXA SA	3,826	106,575
BNP Paribas SA	22,413	1,276,177
Capgemini SE	8,782	1,468,140
Dassault Aviation SA	739	125,329
Dassault Systemes SE	37,529	1,349,530
Engie SA	100,319	1,435,171
Eramet SA	213	19,167
Eurazeo SE	241	15,004
Hermes International	1,020	1,578,808
Ipsen SA	1,172	126,061
Kering SA	18	9,161
L’Oreal SA	6,247	2,237,035
LVMH Moet Hennessy Louis Vuitton SE	5,048	3,673,391
Pernod Ricard SA	6,979	1,372,926
Remy Cointreau SA	1,320	222,570
Rexel SA	14,397	284,751
Safran SA	16,025	2,007,193
Sanofi	41,283	3,980,776
Schneider Electric SE	7,888	1,107,748
Societe Generale SA	53,254	1,335,804
Teleperformance	2,477	592,164
Thales SA	3,601	460,095
TotalEnergies SE	23,356	1,466,129
Ubisoft Entertainment SA(a)	10,523	297,283
Vinci SA	3,643	363,159

		28,941,240

Germany — 8.9%
Adidas AG	7,009	949,904
Bayer AG, Registered Shares	12,373	636,839
Bayerische Motoren Werke AG	10,947	969,192
Carl Zeiss Meditec AG	4,283	538,347
Daimler Truck Holding AG(a)	6,321	194,318
Deutsche Boerse AG	3,260	561,340
Deutsche Post AG, Registered Shares	41,288	1,545,270
Deutsche Telekom AG, Registered Shares	56,790	1,129,926
DWS Group GmbH & Co. KGaA(c)	7,588	244,868
Evonik Industries AG	53,880	1,027,697
Fraport AG Frankfurt Airport Services Worldwide(a)	321	13,000
Freenet AG	6,770	147,209
Hochtief AG	11,939	670,565
Infineon Technologies AG	36,724	1,116,112
Jenoptik AG	2	54

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
K&S AG, Registered Shares	6,769	$133,443
Mercedes-Benz Group AG, Registered Shares	34,814	2,276,657
Nemetschek SE	6,608	337,843
RWE AG	1,540	68,080
SAP SE	39,743	4,103,094
Scout24 SE(c)	21,642	1,089,320
Siemens AG, Registered Shares	29,955	4,129,333
Siemens Energy AG(a)	2,977	55,897
Talanx AG(a)	242	11,408
thyssenkrupp AG(a)	2,485	15,090
Volkswagen AG	510	80,007
Wacker Chemie AG	4,507	574,364

		22,619,177

Hong Kong — 3.6%
AIA Group Ltd.	353,200	3,900,522
ASMPT Ltd.	38,300	272,014
CK Asset Holdings Ltd.	37,500	229,994
CK Hutchison Holdings Ltd.	41,000	245,625
CK Infrastructure Holdings Ltd.	18,000	93,925
ESR Group Ltd.(c)	22,200	46,410
Hang Lung Properties Ltd.	10,000	19,480
Henderson Land Development Co. Ltd.	7,000	24,368
Hong Kong Exchanges & Clearing Ltd.	10,900	468,375
Hysan Development Co. Ltd.	4,000	12,954
Jardine Matheson Holdings Ltd.	21,800	1,108,984
Kerry Properties Ltd.	183,000	397,008
Link REIT	45,500	332,939
Man Wah Holdings Ltd.	33,600	33,248
New World Development Co. Ltd.	324,000	908,877
NWS Holdings Ltd.	51,000	44,023
Pacific Basin Shipping Ltd.(b)	130,000	43,795
PCCW Ltd.	112,000	50,459
Power Assets Holdings Ltd.(b)	13,000	71,051
Sino Land Co. Ltd.	46,000	57,375
SITC International Holdings Co. Ltd.(b)	32,000	70,926
Sun Hung Kai Properties Ltd.	26,500	361,973
Swire Properties Ltd.	127,400	322,691
WH Group Ltd.(c)	82,500	48,117
Wharf Holdings Ltd.	14,000	41,067

		9,206,200

Ireland — 0.6%
AIB Group PLC	5,403	20,739
Experian PLC	35,663	1,207,846
James Hardie Industries PLC	5,205	93,681
Kingspan Group PLC	3,056	165,464

		1,487,730

Israel — 0.2%
Bank Hapoalim BM	7,474	67,295
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	76,430	131,117
First International Bank Of Israel Ltd.	295	11,635
Isracard Ltd.(b)	1,271	3,703
Nice Ltd.(a)	647	124,469
Paz Oil Co. Ltd.(a)	194	24,192
Shapir Engineering & Industry Ltd.	4,208	33,190
Teva Pharmaceutical Industries Ltd.(a)(b)	5,178	47,750

		443,351

Italy — 2.0%
A2A SpA	131,959	175,936
Assicurazioni Generali SpA	10,656	189,490
Banca Mediolanum SpA	15,809	131,728

Security	Shares	Value

Italy (continued)
Banca Monte dei Paschi di Siena SpA(a)	11,725	$24,140
Buzzi Unicem SpA	3,982	76,734
Davide Campari-Milano NV	5,094	51,716
Eni SpA	31,061	441,671
Ferrari NV	1,218	261,186
Intesa Sanpaolo SpA	17,435	38,626
Italgas SpA	20,833	115,673
Mediobanca Banca di Credito Finanziario SpA(b)	43,235	415,448
MFE-MediaForEurope NV, Class A	40	15
Moncler SpA	1,654	87,888
Pirelli & C SpA(c)	78,004	334,368
Poste Italiane SpA(c)	46,641	455,051
PRADA SpA	3,200	17,964
Recordati Industria Chimica e Farmaceutica SpA	617	25,647
Reply SpA	448	51,394
Snam SpA	329,289	1,596,668
Terna - Rete Elettrica Nazionale	1,332	9,837
UniCredit SpA	38,174	541,672
UnipolSai Assicurazioni SpA(b)	4,922	12,118

		5,054,970

Japan — 20.2%
Acom Co. Ltd.	54,800	131,148
Advantest Corp.	1,300	83,263
Alfresa Holdings Corp.(b)	18,600	236,430
Amada Co. Ltd.	151,600	1,180,562
Aozora Bank Ltd.(b)	400	7,862
Astellas Pharma, Inc.	140,900	2,142,473
Benesse Holdings, Inc.	48,900	743,475
Casio Computer Co. Ltd.	13,800	140,003
Central Japan Railway Co.	3,100	380,617
COMSYS Holdings Corp.	600	10,528
Cosmos Pharmaceutical Corp.	400	40,641
Daifuku Co. Ltd.	1,600	74,583
Dai-ichi Life Holdings, Inc.	43,200	975,602
Daiichi Sankyo Co. Ltd.	7,200	231,744
Daikin Industries Ltd.	900	136,542
Daiwa House Industry Co. Ltd.	19,000	437,689
DMG Mori Co. Ltd.(b)	37,700	499,251
Ebara Corp.	4,100	146,052
Fancl Corp.	1,600	32,575
FANUC Corp.	7,400	1,107,384
Fast Retailing Co. Ltd.	3,200	1,947,307
Fuji Media Holdings, Inc.	13,100	106,554
Hino Motors Ltd.(a)	7,500	28,498
Hitachi Ltd.	3,100	155,980
Honda Motor Co. Ltd.	85,000	1,938,766
Horiba Ltd.(b)	3,300	143,064
Hoya Corp.	4,000	383,114
Inpex Corp.(b)	27,500	295,499
ITOCHU Corp.	43,200	1,355,303
Itochu Techno-Solutions Corp.	2,400	55,670
Japan Post Bank Co. Ltd.(b)	62,500	535,809
Japan Tobacco, Inc.(b)	18,500	372,964
JGC Holdings Corp.	1,300	16,479
Kajima Corp.	1,500	17,456
Kakaku.com, Inc.	7,300	117,133
Kamigumi Co. Ltd.	5,100	103,826
Kandenko Co. Ltd.	1,700	11,102
Kao Corp.	400	15,880
KDDI Corp.	102,400	3,105,473
Kinden Corp.	2,400	26,129
Kubota Corp.	17,000	232,244

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2022	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Lawson, Inc.	35,800	$1,368,653
Lion Corp.	37,300	429,042
MatsukiyoCocokara & Co.	400	20,106
Medipal Holdings Corp.	6,300	83,269
Mitsubishi Corp.	86,900	2,821,189
Mitsubishi Electric Corp.	2,600	25,763
Mitsubishi Estate Co. Ltd.	34,900	452,080
Mitsubishi Gas Chemical Co., Inc.	46,600	640,590
Mitsubishi Heavy Industries Ltd.	1,400	55,323
Mitsubishi UFJ Financial Group, Inc.	150,800	1,012,383
Mitsui Fudosan Co. Ltd.	59,400	1,085,652
MS&AD Insurance Group Holdings, Inc.	14,600	466,760
Nabtesco Corp.	4,200	106,530
NEC Corp.	25,700	901,279
Nippon Steel Corp.	6,200	107,577
Nippon Telegraph & Telephone Corp.	61,900	1,765,295
Nippon Television Holdings, Inc.	1,400	11,043
Nitto Denko Corp.	12,700	731,453
Nomura Real Estate Holdings, Inc.	400	8,553
Nomura Research Institute Ltd.	5,600	133,134
NSK Ltd.	30,000	158,181
OBIC Business Consultants Co. Ltd.	500	16,277
Olympus Corp.	1,300	22,929
Omron Corp.	24,600	1,188,864
Oracle Corp. Japan	600	39,013
Oriental Land Co. Ltd.	3,000	436,573
Otsuka Corp.	3,400	107,169
Pola Orbis Holdings, Inc.(b)	21,800	306,813
Recruit Holdings Co. Ltd.	64,200	2,009,587
Ricoh Co. Ltd.	26,300	200,173
Santen Pharmaceutical Co. Ltd.	60,100	489,720
Sanwa Holdings Corp.	1,200	11,048
SCREEN Holdings Co. Ltd.	1,800	114,781
Sega Sammy Holdings, Inc.	33,100	499,792
SG Holdings Co. Ltd.	3,000	41,597
Shimamura Co. Ltd.	200	19,931
Shiseido Co. Ltd.	1,500	73,521
SMC Corp.	400	167,021
SoftBank Corp.	49,500	560,026
SoftBank Group Corp.	20,900	883,922
Sohgo Security Services Co. Ltd.	2,600	70,787
Sompo Holdings, Inc.	300	13,273
Sony Group Corp.	2,400	182,932
Sumitomo Chemical Co. Ltd.	340,700	1,221,622
Sumitomo Corp.	78,400	1,303,250
Sumitomo Heavy Industries Ltd.	1,000	19,964
Sumitomo Mitsui Financial Group, Inc.	12,100	486,812
Sundrug Co. Ltd.	4,000	118,866
Suzuken Co. Ltd.	500	13,528
Suzuki Motor Corp.	16,800	538,059
T&D Holdings, Inc.	14,500	207,564
Taisho Pharmaceutical Holdings Co. Ltd.	800	35,189
Takeda Pharmaceutical Co. Ltd.	89,600	2,799,702
Terumo Corp.	23,600	669,074
Tokyo Electron Ltd.	600	176,297
Tokyo Tatemono Co. Ltd.	1,300	15,738
Toshiba Corp.	6,900	239,770
TOTO Ltd.	900	30,528
Toyota Industries Corp.	2,500	135,814
Toyota Motor Corp.	38,600	526,602
Trend Micro, Inc.(a)	6,100	285,281
Tsuruha Holdings, Inc.	20,700	1,605,597

Security	Shares	Value

Japan (continued)
Yamada Holdings Co. Ltd.	161,000	$571,512
Yaskawa Electric Corp.	14,600	465,819
ZOZO, Inc.	3,200	79,026

		51,087,892

Luxembourg — 0.5%
ArcelorMittal SA	50,532	1,333,142
SES SA	5	33

		1,333,175

Macau — 0.0%
Wynn Macau Ltd.(a)	7,200	7,988

Netherlands — 4.7%
Aalberts NV	609	23,722
ABN AMRO Bank NV(c)	3,708	51,348
Adyen NV(a)(c)	17	23,600
Argenx SE(a)	629	236,130
ASML Holding NV	7,066	3,852,748
ASR Nederland NV	17,953	853,019
IMCD NV	4,373	625,520
JDE Peet’s NV	2,344	67,800
Koninklijke DSM NV	4,304	528,508
Koninklijke Philips NV	164,540	2,475,868
Koninklijke Vopak NV	6,364	189,306
NN Group NV	324	13,249
Randstad NV	3,126	191,006
Signify NV(c)	594	19,996
Stellantis NV	86,413	1,227,959
Wolters Kluwer NV	14,784	1,546,927

		11,926,706

New Zealand — 0.0%
Vector Ltd.	18,296	47,856

Norway — 2.0%
Aker BP ASA	21,723	675,213
Aker Carbon Capture ASA(a)	9	11
Aker Horizons ASA(a)	1	1
Aker Solutions ASA	13	50
DNB Bank ASA	113,665	2,244,896
Dolphin Drilling ASA(a)(b)(d)	8	—
Equinor ASA	45,039	1,618,713
Gjensidige Forsikring ASA	1,160	22,752
Kongsberg Gruppen ASA	2,033	86,532
Var Energi ASA(b)	93,033	321,182

		4,969,350

Singapore — 1.1%
ComfortDelGro Corp. Ltd.	60,200	55,286
Jardine Cycle & Carriage Ltd.(b)	64,600	1,379,322
Mapletree Pan Asia Commercial Trust	45,200	56,475
Oversea-Chinese Banking Corp. Ltd.	48,500	441,157
SATS Ltd.(a)	42,200	89,449
Singapore Telecommunications Ltd.	187,400	359,300
United Overseas Bank Ltd.	17,100	391,690

		2,772,679

South Africa — 0.3%
Anglo American PLC	20,429	799,997

Spain — 1.9%
Acciona SA	5,067	932,488
ACS Actividades de Construccion y Servicios SA	1,054	30,159
Amadeus IT Group SA(a)	10,642	552,083
Banco Bilbao Vizcaya Argentaria SA	288,452	1,737,423
Banco Santander SA	210,495	629,404

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Bankinter SA	10,655	$71,383
Grifols SA (a)(b)	8,628	99,640
Iberdrola SA	30,701	358,388
Mapfre SA	68,819	133,130
Repsol SA	19,876	316,366

		4,860,464

Sweden — 2.3%
Assa Abloy AB, Class B	887	19,079
Boliden AB	2,841	106,714
EQT AB	4,033	85,682
Industrivarden AB, A Shares	21,245	516,743
Industrivarden AB, C Shares	51,367	1,246,289
Investor AB, A Shares	6,235	116,000
Investor AB, B Shares	97,457	1,764,065
L E Lundbergforetagen AB, B Shares	1,326	56,532
Saab AB, Class B	35,766	1,409,450
Telefonaktiebolaget LM Ericsson, B Shares	50,239	294,371
Trelleborg AB, B Shares	598	13,813
Volvo AB, B Shares	7,592	137,139
Volvo Car AB, Class B(a)(b)	9,517	43,335

		5,809,212

Switzerland — 8.5%
ABB Ltd., Registered Shares	37,705	1,149,154
Chocoladefabriken Lindt & Spruengli AG	122	1,243,185
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	514,417
Cie Financiere Richemont SA, Registered Shares, Class A	7,653	992,287
Flughafen Zurich AG, Registered Shares(a)	114	17,640
Givaudan SA, Registered Shares	9	27,566
Helvetia Holding AG, Registered Shares	1,300	151,272
Holcim AG, Registered Shares	2,982	154,358
Nestle SA, Registered Shares	37,158	4,292,097
Novartis AG, Registered Shares	48,936	4,428,582
PSP Swiss Property AG, Registered Shares(b)	186	21,850
Roche Holding AG	7,932	2,562,200
STMicroelectronics NV	24,795	881,116
Swatch Group AG	4,181	1,188,326
Temenos AG, Registered Shares	6,494	357,256
UBS Group AG, Registered Shares	140,774	2,616,456
VAT Group AG(c)	616	169,103
Zurich Insurance Group AG	1,612	770,660

		21,537,525

United Kingdom — 14.0%
Ashtead Group PLC	2,761	156,838
AstraZeneca PLC	24,734	3,346,989
Auto Trader Group PLC(c)	12,542	78,103
Barclays PLC	286,725	545,584
Bellway PLC	4,879	111,574
BP PLC	582,060	3,358,452
British American Tobacco PLC	77,000	3,045,978
BT Group PLC	1,223,592	1,652,184
Centrica PLC	208,087	242,018
Compass Group PLC	18,360	423,969
Croda International PLC	1,450	115,389
Diageo PLC	54,103	2,368,189
Direct Line Insurance Group PLC	23,013	61,338
Dr. Martens PLC	3,672	8,333
Dunelm Group PLC	3	36
GSK PLC	195,460	3,378,181

Security	Shares	Value

United Kingdom (continued)
HSBC Holdings PLC	117,209	$726,407
IG Group Holdings PLC	12,663	119,315
IMI PLC(b)	13,158	205,499
Intertek Group PLC	35,598	1,731,921
Lloyds Banking Group PLC	1,808,779	987,074
London Stock Exchange Group PLC	1,164	100,012
Man Group PLC	6,913	17,786
National Grid PLC	106,565	1,276,580
Reckitt Benckiser Group PLC	4,405	305,338
RELX PLC	29,550	816,999
Rightmove PLC	6,272	38,801
Rolls-Royce Holdings PLC(a)	5,728	6,398
RS GROUP PLC	782	8,420
Shell PLC	184,417	5,198,865
Smiths Group PLC	41,635	799,062
Spectris PLC	7,072	256,195
Spirax-Sarco Engineering PLC	1,144	146,124
SSE PLC	47,919	985,547
Standard Chartered PLC	1,739	12,970
Tesco PLC	203,779	549,157
Travis Perkins PLC	4,123	44,080
Unilever PLC	36,788	1,855,320
UNITE Group PLC	1,648	18,080
Vodafone Group PLC	310,655	314,606

		35,413,711

Total Common Stocks — 97.3% (Cost: $228,335,917)		246,291,504

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Fuchs Petrolub SE, Preference Shares	2,198	76,830
Porsche Automobil Holding SE, Preference Shares	105	5,726
Schaeffler AG, Preference Shares	11	75
Volkswagen AG, Preference Shares	10,389	1,288,751

		1,371,382

Total Preferred Securities — 0.5% (Cost: $1,553,546)		1,371,382

Total Long-Term Investments — 97.8% (Cost: $229,889,463)		247,662,886

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(e)(f)(g)	5,319,136	5,320,732
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(e)(f)	5,082,227	5,082,227

Total Short-Term Securities — 4.1% (Cost: $10,400,657)		10,402,959

Total Investments — 101.9% (Cost: $240,290,120)		258,065,845

Liabilities in Excess of Other Assets — (1.9)%		(4,790,699)

Net Assets — 100.0%		$253,275,146

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2022	International Tilts Master Portfolio

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master Portfolio.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,394,712	$—	$(75,300	)(a)	$(355)	$1,675	$5,320,732	5,319,136	$28,129	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,557,708	—	(475,481	)(a)	—	—	5,082,227	5,082,227	77,960		—

					$(355)	$1,675	$10,402,959		$106,089		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	51	03/17/23	$4,971	$(95,842)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$95,842	$—	$—	$—	$95,842

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(833,743)	$—	$—	$—	$(833,743)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(204,630)	$—	$—	$—	$(204,630)

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	International Tilts Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,322,893

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$402,594	$21,603,317	$—	$22,005,911
Austria	—	1,060,283	—	1,060,283
Belgium	—	4,641,734	—	4,641,734
China	—	634,902	—	634,902
Denmark	—	8,757,954	—	8,757,954
Finland	—	871,497	—	871,497
France	—	28,941,240	—	28,941,240
Germany	—	22,619,177	—	22,619,177
Hong Kong	—	9,206,200	—	9,206,200
Ireland	—	1,487,730	—	1,487,730
Israel	—	443,351	—	443,351
Italy	—	5,054,970	—	5,054,970
Japan	—	51,087,892	—	51,087,892
Luxembourg	33	1,333,142	—	1,333,175
Macau	—	7,988	—	7,988
Netherlands	—	11,926,706	—	11,926,706
New Zealand	—	47,856	—	47,856
Norway	—	4,969,350	—	4,969,350
Singapore	—	2,772,679	—	2,772,679
South Africa	—	799,997	—	799,997
Spain	—	4,860,464	—	4,860,464
Sweden	—	5,809,212	—	5,809,212
Switzerland	—	21,537,525	—	21,537,525
United Kingdom	—	35,413,711	—	35,413,711
Preferred Securities
Preferred Stocks	—	1,371,382	—	1,371,382
Short-Term Securities
Money Market Funds	10,402,959	—	—	10,402,959

	$10,805,586	$247,260,259	$—	$258,065,845

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(95,842)	$—	$—	$(95,842)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities

December 31, 2022

International Tilts Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$247,662,886
Investments, at value — affiliated(c)	10,402,959
Cash pledged for futures contracts	245,910
Foreign currency, at value(d)	19,098
Receivables:
Securities lending income — affiliated	3,608
Dividends — unaffiliated	407,826
Dividends — affiliated	17,182
Prepaid expenses	1,887

Total assets	258,761,356

LIABILITIES
Bank overdraft	5,003
Collateral on securities loaned	5,318,736
Payables:
Administration fees	10,801
Investment advisory fees	75,301
Trustees’ and Officer’s fees	1,751
Professional fees	23,329
Variation margin on futures contracts	51,289

Total liabilities	5,486,210

NET ASSETS	$253,275,146

NET ASSETS CONSIST OF
Investors’ capital	$235,590,989
Net unrealized appreciation (depreciation)	17,684,157

NET ASSETS	$253,275,146

(a) Investments, at cost — unaffiliated	$229,889,463
(b) Securities loaned, at value	$5,044,702
(c) Investments, at cost — affiliated	$10,400,657
(d) Foreign currency, at cost	$20,073

See notes to financial statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$9,071,531
Dividends — affiliated	77,978
Securities lending income — affiliated — net	28,111
Foreign taxes withheld	(1,195,308)

Total investment income	7,982,312

EXPENSES
Investment advisory	1,022,498
Administration	127,812
Professional	22,093
Trustees and Officer	6,776

Total expenses	1,179,179
Less:
Fees waived and/or reimbursed by the Manager	(160,312)

Total expenses after fees waived and/or reimbursed	1,018,867

Net investment income	6,963,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(29,886,165)
Investments — affiliated	(355)
Foreign currency transactions	(157,603)
Futures contracts	(833,743)

(30,877,866)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,744,639)
Investments — affiliated	1,675
Foreign currency translations	3,643
Futures contracts	(204,630)

(16,943,951)

Net realized and unrealized loss	(47,821,817)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,858,372)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	International Tilts Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,963,445	$5,215,470
Net realized gain (loss)	(30,877,866)	25,627,549
Net change in unrealized appreciation (depreciation)	(16,943,951)	(282,250)

Net increase (decrease) in net assets resulting from operations	(40,858,372)	30,560,769

CAPITAL TRANSACTIONS
Proceeds from contributions	17,025,691	43,597,486
Value of withdrawals	(9,591,747)	(7,672,392)

Net increase in net assets derived from capital transactions	7,433,944	35,925,094

NET ASSETS
Total increase (decrease) in net assets	(33,424,428)	66,485,863
Beginning of year	286,699,574	220,213,711

End of year	$253,275,146	$286,699,574

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	International Tilts Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(13.72)%	13.15%	6.88%	22.30%	(15.06)%

Ratios to Average Net Assets(a)
Total expenses	0.46%	0.46%	0.47%	0.47%	0.46%

Total expenses after fees waived and/or reimbursed	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.72%	2.03%	1.78%	3.22%	2.68	%(b)

Supplemental Data
Net assets, end of year (000)	$253,275	$286,700	$220,214	$176,066	$147,377

Portfolio turnover rate	122%	180%	261%	151%	130%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	11

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its

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Notes to Financial Statements  (continued)

financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BofA Securities, Inc.	$3,124,654	$(3,124,654)	$—		$—
Goldman Sachs & Co. LLC	815,475	(815,475)	—		—
HSBC Bank PLC	309,616	(309,616)	—		—
Jefferies LLC	3,813	(3,813)	—		—
Morgan Stanley	705,369	(705,369)	—		—
UBS AG	85,775	(85,775)	—		—

	$5,044,702	$(5,044,702)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss

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Notes to Financial Statements  (continued)

if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.40%
$1 billion -$3 billion	0.38
$3 billion -$5 billion	0.36
$5 billion -$10 billion	0.35
Greater than $10 billion	0.34

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. Such contractual arrangement may not be terminated prior to July 1, 2023 without the consent of the Board of MIP. This amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $28,869.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $3,631.

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Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager has contractually agreed to waive administration fees through June 30, 2023. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $127,812.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $7,812 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

International Tilts Master Portfolio	$34,142,898	$26,784,142	$(2,861,958)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $323,197,334 and $307,977,404, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is

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Notes to Financial Statements  (continued)

required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Tilts Master Portfolio	$246,020,960	$26,637,755	$(14,592,870)	$12,044,885

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for International Tilts Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Master Portfolio, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	21

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the MIP serve at the pleasure of the Board.

Further information about the MIP’s Trustees and Officers is available in the Master Portfolio’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the MIP.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	25

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,000	$11,000	$0	$0	$5,000	$2,900	$0	$0
BlackRock Cash Funds: Treasury	$11,000	$11,000	$0	$0	$5,000	$2,900	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic 2055 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0

BlackRock LifePath Dynamic 2060 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
Blackrock LifePath Dynamic 2065 Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
BlackRock LifePath Dynamic Retirement Fund	$22,000	$22,000	$0	$323	$10,750	$9,600	$0	$0
iShares MSCI Total International Index Fund	$11,000	$11,000	$0	$0	$10,750	$8,100	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,000	$11,000	$0	$207	$10,750	$8,100	$0	$0
iShares S&P 500 Index Fund	$13,400	$13,400	$0	$0	$10,750	$8,100	$0	$0
iShares U.S. Aggregate Bond Index Fund	$12,200	$12,200	$0	$0	$10,750	$8,100	$0	$0
Diversified Equity Master Portfolio	$22,000	$22,000	$0	$0	$27,500	$18,550	$0	$0
International Tilts Master Portfolio	$22,000	$22,000	$0	$0	$27,500	$20,900	$0	$0
Large Cap Index Master Portfolio	$22,000	$22,000	$0	$0	$27,500	$20,900	$0	$0
Money Market Master Portfolio	$12,400	$12,400	$0	$0	$0	$0	$0	$0
S&P 500 Index Master Portfolio	$22,000	$22,000	$0	$0	$27,500	$20,900	$0	$0
Total International ex U.S. Index Master Portfolio	$22,000	$22,000	$0	$0	$27,500	$20,900	$0	$0
Treasury Money Market Master Portfolio	$12,400	$12,400	$0	$0	$8,000	$7,100	$0	$0
U.S. Total Bond Index Master Portfolio	$24,100	$24,100	$0	$0	$27,500	$18,550	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$5,000	$2,900
BlackRock Cash Funds: Treasury	$5,000	$2,900
BlackRock LifePath Dynamic 2025 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2030 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2035 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2040 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2045 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2050 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2055 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2060 Fund	$10,750	$9,923
BlackRock LifePath Dynamic 2065 Fund	$10,750	$9,923
BlackRock LifePath Dynamic Retirement Fund	$10,750	$9,923
iShares MSCI Total International Index Fund	$10,750	$8,100
iShares Russell 1000 Large-Cap Index Fund	$10,750	$8,307
iShares S&P 500 Index Fund	$10,750	$8,100
iShares U. S. Aggregate Bond Index Fund	$10,750	$8,100
Diversified Equity Master Portfolio	$27,500	$18,550

International Tilts Master Portfolio	$27,500	$20,900
Large Cap Index Master Portfolio	$27,500	$20,900
Money Market Master Portfolio	$0	$0
S&P 500 Index Master Portfolio	$27,500	$20,900
Total International ex U.S. Index Master Portfolio	$27,500	$20,900
Treasury Money Market Master Portfolio	$8,000	$7,100
U.S. Total Bond Index Master Portfolio	$27,500	$18,550

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2023